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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08941

The Vantagepoint Funds

(Exact name of registrant as specified in charter)

777 North Capitol Street, NE, Suite 600,

Washington D.C. 20002-4240

(Address of principal executive offices) (Zip code)

Angela Montez, Secretary of the Registrant

777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Name and address of agent for service)

Registrant’s telephone number, including area code: 202-962-4600

Date of fiscal year end: 12/31/14

Date of reporting period: 01/01/14 - 12/31/14

Item 1	(Report to Shareholders): The annual report is set forth below.

ANNUAL REPORT

December 31, 2014

VANTAGEPOINT FUNDS

Shareholder Expenses	1
Management’s Discussion of Market Conditions	3
Management’s Discussion of Fund Performance	4

Vantagepoint Funds

Report of Independent Registered Public Accounting Firm	89
Statements of Assets and Liabilities	90
Statements of Operations	97
Statements of Changes in Net Assets	104
Financial Highlights	119
Notes to Financial Statements	154
Schedules of Investments	203
Additional Information	381

Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first section in the example below provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section in the example below provides information about the hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/14	Ending Account Value 12/31/14	2014 Annualized Expense Ratio(a)	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	2014 Annualized Expense Ratio(a)	Expenses Paid During Period*
$1,000.00	$998.70	0.60%	$3.02	Low Duration Bond Investor Shares	$1,000.00	$1,022.18	0.60%	$3.06
$1,000.00	$1,000.90	0.35%	$1.77	Low Duration Bond T Shares	$1,000.00	$1,023.44	0.35%	$1.79
$1,000.00	$971.50	0.64%	$3.18	Inflation Focused Investor Shares	$1,000.00	$1,021.98	0.64%	$3.26
$1,000.00	$972.00	0.39%	$1.94	Inflation Focused T Shares	$1,000.00	$1,023.24	0.39%	$1.99
$1,000.00	$965.00	0.91%	$4.51	High Yield T Shares	$1,000.00	$1,020.62	0.91%	$4.63
$1,000.00	$1,006.90	0.77%	$3.90	Equity Income Investor Shares	$1,000.00	$1,021.32	0.77%	$3.92
$1,000.00	$1,008.00	0.52%	$2.63	Equity Income T Shares	$1,000.00	$1,022.58	0.52%	$2.65
$1,000.00	$1,038.40	0.76%	$3.90	Growth & Income Investor Shares	$1,000.00	$1,021.37	0.76%	$3.87
$1,000.00	$1,039.80	0.51%	$2.62	Growth & Income T Shares	$1,000.00	$1,022.63	0.51%	$2.60
$1,000.00	$1,055.60	0.77%	$3.99	Growth Investor Shares	$1,000.00	$1,021.32	0.77%	$3.92
$1,000.00	$1,056.70	0.52%	$2.70	Growth T Shares	$1,000.00	$1,022.58	0.52%	$2.65
$1,000.00	$1,014.80	0.96%	$4.88	Select Value Investor Shares	$1,000.00	$1,020.37	0.96%	$4.89
$1,000.00	$1,016.10	0.71%	$3.61	Select Value T Shares	$1,000.00	$1,021.63	0.71%	$3.62
$1,000.00	$1,005.90	0.83%	$4.20	Aggressive Opportunities Investor Shares	$1,000.00	$1,021.02	0.83%	$4.23
$1,000.00	$1,007.40	0.58%	$2.93	Aggressive Opportunities T Shares	$1,000.00	$1,022.28	0.58%	$2.96
$1,000.00	$1,002.60	0.95%	$4.80	Discovery Investor Shares	$1,000.00	$1,020.42	0.95%	$4.84
$1,000.00	$1,003.60	0.70%	$3.54	Discovery T Shares	$1,000.00	$1,021.68	0.70%	$3.57
$1,000.00	$913.80	0.97%	$4.68	International Investor Shares	$1,000.00	$1,020.32	0.97%	$4.94
$1,000.00	$913.90	0.72%	$3.47	International T Shares	$1,000.00	$1,021.58	0.72%	$3.67
$1,000.00	$995.50	0.48%	$2.41	Diversifying Strategies T Shares	$1,000.00	$1,022.79	0.48%	$2.45
$1,000.00	$1,018.50	0.40%	$2.04	Core Bond Index Class I	$1,000.00	$1,023.19	0.40%	$2.04
$1,000.00	$1,019.20	0.20%	$1.02	Core Bond Index Class II	$1,000.00	$1,024.20	0.20%	$1.02
$1,000.00	$1,018.80	0.15%	$0.76	Core Bond Index T Shares	$1,000.00	$1,024.45	0.15%	$0.77
$1,000.00	$1,059.00	0.39%	$2.02	500 Stock Index Class I	$1,000.00	$1,023.24	0.39%	$1.99
$1,000.00	$1,060.50	0.19%	$0.99	500 Stock Index Class II	$1,000.00	$1,024.25	0.19%	$0.97
$1,000.00	$1,060.40	0.14%	$0.73	500 Stock Index T Shares	$1,000.00	$1,024.50	0.14%	$0.71

(continued)

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/14	Ending Account Value 12/31/14	2014 Annualized Expense Ratio(a)	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	2014 Annualized Expense Ratio(a)	Expenses Paid During Period*
$1,000.00	$1,050.70	0.40%	$2.07	Broad Market Index Class I	$1,000.00	$1,023.19	0.40%	$2.04
$1,000.00	$1,051.40	0.20%	$1.03	Broad Market Index Class II	$1,000.00	$1,024.20	0.20%	$1.02
$1,000.00	$1,052.40	0.15%	$0.78	Broad Market Index T Shares	$1,000.00	$1,024.45	0.15%	$0.77
$1,000.00	$1,009.70	0.40%	$2.03	Mid/Small Company Index Class I	$1,000.00	$1,023.19	0.40%	$2.04
$1,000.00	$1,011.00	0.20%	$1.01	Mid/Small Company Index Class II	$1,000.00	$1,024.20	0.20%	$1.02
$1,000.00	$1,011.10	0.15%	$0.76	Mid/Small Company Index T Shares	$1,000.00	$1,024.45	0.15%	$0.77
$1,000.00	$899.00	0.49%	$2.35	Overseas Equity Index Class I	$1,000.00	$1,022.74	0.49%	$2.50
$1,000.00	$899.60	0.29%	$1.39	Overseas Equity Index Class II	$1,000.00	$1,023.74	0.29%	$1.48
$1,000.00	$900.70	0.24%	$1.15	Overseas Equity Index T Shares	$1,000.00	$1,024.00	0.24%	$1.22
$1,000.00	$995.50	0.83%	$4.17	Model Portfolio Conservative Growth Investor M Shares**	$1,000.00	$1,021.02	0.83%	$4.23
$1,000.00	$997.10	0.58%	$2.92	Model Portfolio Conservative Growth TM Shares**	$1,000.00	$1,022.28	0.58%	$2.96
$1,000.00	$999.70	0.84%	$4.23	Model Portfolio Traditional Growth Investor M Shares**	$1,000.00	$1,020.97	0.84%	$4.28
$1,000.00	$1,000.90	0.59%	$2.98	Model Portfolio Traditional Growth TM Shares**	$1,000.00	$1,022.23	0.59%	$3.01
$1,000.00	$1,000.50	0.88%	$4.44	Model Portfolio Long-Term Growth Investor M Shares**	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$1,001.80	0.63%	$3.18	Model Portfolio Long-Term Growth TM Shares**	$1,000.00	$1,022.03	0.63%	$3.21
$1,000.00	$1,000.50	0.95%	$4.79	Model Portfolio All-Equity Growth Investor M Shares**	$1,000.00	$1,020.42	0.95%	$4.84
$1,000.00	$1,001.90	0.70%	$3.53	Model Portfolio All-Equity Growth TM Shares**	$1,000.00	$1,021.68	0.70%	$3.57
$1,000.00	$996.60	0.79%	$3.98	Milestone Retirement Income Investor M Shares**	$1,000.00	$1,021.22	0.79%	$4.02
$1,000.00	$998.20	0.54%	$2.72	Milestone Retirement Income TM Shares**	$1,000.00	$1,022.48	0.54%	$2.75
$1,000.00	$997.20	0.80%	$4.03	Milestone 2010 Investor M Shares**	$1,000.00	$1,021.17	0.80%	$4.08
$1,000.00	$998.80	0.55%	$2.77	Milestone 2010 TM Shares**	$1,000.00	$1,022.43	0.55%	$2.80
$1,000.00	$997.90	0.80%	$4.03	Milestone 2015 Investor M Shares**	$1,000.00	$1,021.17	0.80%	$4.08
$1,000.00	$998.70	0.55%	$2.77	Milestone 2015 TM Shares**	$1,000.00	$1,022.43	0.55%	$2.80
$1,000.00	$998.70	0.80%	$4.03	Milestone 2020 Investor M Shares**	$1,000.00	$1,021.17	0.80%	$4.08
$1,000.00	$999.50	0.55%	$2.77	Milestone 2020 TM Shares**	$1,000.00	$1,022.43	0.55%	$2.80
$1,000.00	$997.70	0.83%	$4.18	Milestone 2025 Investor M Shares**	$1,000.00	$1,021.02	0.83%	$4.23
$1,000.00	$999.30	0.58%	$2.92	Milestone 2025 TM Shares**	$1,000.00	$1,022.28	0.58%	$2.96
$1,000.00	$997.50	0.84%	$4.23	Milestone 2030 Investor M Shares**	$1,000.00	$1,020.97	0.84%	$4.28
$1,000.00	$999.00	0.59%	$2.97	Milestone 2030 TM Shares**	$1,000.00	$1,022.23	0.59%	$3.01
$1,000.00	$997.30	0.85%	$4.28	Milestone 2035 Investor M Shares**	$1,000.00	$1,020.92	0.85%	$4.33
$1,000.00	$998.20	0.60%	$3.02	Milestone 2035 TM Shares**	$1,000.00	$1,022.18	0.60%	$3.06
$1,000.00	$995.90	0.87%	$4.38	Milestone 2040 Investor M Shares**	$1,000.00	$1,020.82	0.87%	$4.43
$1,000.00	$997.40	0.62%	$3.12	Milestone 2040 TM Shares**	$1,000.00	$1,022.08	0.62%	$3.16
$1,000.00	$995.30	0.92%	$4.63	Milestone 2045 Investor M Shares**	$1,000.00	$1,020.57	0.92%	$4.69
$1,000.00	$996.10	0.67%	$3.37	Milestone 2045 TM Shares**	$1,000.00	$1,021.83	0.67%	$3.41
$1,000.00	$994.80	1.02%	$5.13	Milestone 2050 Investor M Shares**	$1,000.00	$1,020.06	1.02%	$5.19
$1,000.00	$995.30	0.77%	$3.87	Milestone 2050 TM Shares**	$1,000.00	$1,021.32	0.77%	$3.92

(a)	Net of waivers, if any.

*	Expenses are calculated using each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half year divided by total number of days in fiscal year e.g. 184/365] (to reflect the one-half year period).

**	This fund invests in one or more other mutual funds. The annualized expense ratio includes this fund’s proportionate share of the expense ratio of such other mutual fund(s).

Management’s Discussion of Market Conditions

for the Year Ended December 31, 2014

Vantagepoint Investment Advisers, LLC (“VIA”) serves as investment adviser to The Vantagepoint Funds. VIA supervises and directs each fund’s investments and continually monitors the performance of the subadvisers. Currently, VIA assists all funds, other than the Model Portfolio Funds and Milestone Funds, with the retention of subadvisers, and the day-to-day discretionary responsibility for security and brokerage selection as well as portfolio management rests with the subadvisers. This multi-management style seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser.

The following is a brief discussion of VIA’s views of the major market conditions that prevailed in 2014, and should not be considered a complete discussion of all market conditions for the year. This commentary should be read together with each fund’s Management’s Discussion of Fund Performance because it provides additional information about the fund’s performance.

U.S. equity and fixed income securities markets offered positive returns in 2014, as the U.S. economy strengthened and interest rates remained low. The yield on the benchmark 10-year Treasury decreased, while the Federal Reserve System (“Federal Reserve”), the U.S. central bank, ended its asset purchase program in October after tapering the amount of monthly purchases throughout the year. The tapering and conclusion of that asset purchase program did not result in the interest rate increases, or the equity market decline, that were generally anticipated by many market participants. Returns varied as large- and mid-capitalization equities outperformed small-capitalization equities; and longer maturity U.S. Treasury securities outperformed shorter maturity and higher risk securities. The equity markets of non-U.S. developed market countries and emerging market countries generally provided negative returns to U.S. investors, primarily due to the strengthening of the U.S. dollar.

U.S. large- and mid-capitalization equities provided positive double digit returns overall in 2014 while small-capitalization equities provided positive single-digit returns. Generally, growth oriented small-capitalization stocks outperformed value oriented small-capitalization stocks, while mid-capitalization value oriented stocks outperformed mid-capitalization growth oriented stocks, and large-capitalization value oriented stocks slightly outperformed large-capitalization growth oriented stocks. The S&P 500 Index, a measure of the U.S. large-capitalization equity market, reached multiple record closing highs during the year. Large-capitalization equities generally provided positive returns in each quarter of the year while mid- and small-capitalization equities provided positive returns in each quarter except the third. Positive equity returns were led by the interest rate sensitive Utilities sector. The Energy sector was the only sector to provide negative returns for the year as crude oil prices fell in the third and fourth quarters, due primarily to supply exceeding demand.

U.S. fixed income markets generally offered positive overall returns for the year. Long maturity U.S. Treasuries outperformed other fixed income sectors as the Federal Reserve maintained low interest rates, longer term interest rates declined, investors generally sought lower risk securities, and inflation remained below the Federal Reserve’s target level of 2%, with inflation ending 2014 at an annual rate of less than 1%. The benchmark 10-year Treasury began 2014 with a yield of 3.03% and ended the year with a yield of 2.17%. This compares to the benchmark 2-year Treasury yield that generally increased between the beginning of the year and the end of the year, remaining in a range of 0.30% and 0.74%. Generally, an increase in interest rates decreases the value of fixed income securities and investor returns, and a decrease in interest rates increases the value of fixed income securities and investor returns. Returns for Treasury inflation-protected securities, or TIPS, underperformed Treasury securities not linked to inflation as inflation was expected to remain below the Federal Reserve’s target. High yield securities underperformed investment grade securities as investors showed preference for lower risk securities. Generally, the high yield fixed income securities of companies in the Gaming and Energy sectors provided negative returns. High yield Energy sector fixed income securities provided double digit losses in the fourth quarter as energy prices continued the decline that started in the third quarter.

The equity markets of developed market countries outside of the U.S. and emerging market countries generally provided negative returns to U.S. dollar investors for the year. The non-U.S. developed markets generally underperformed emerging markets. These negative returns primarily reflected the strengthening of the U.S. dollar as the U.S. economy improved. Also, European economic growth and inflation declined, raising deflationary fears, Japan slipped back into recession, China’s growth slowed, and Russia suffered from political and civil unrest.

Vantagepoint Low Duration Bond Fund

Summary of Performance

•	The Vantagepoint Low Duration Bond Fund (the “Fund”) Investor Shares gained 0.68% in 2014.

•	The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, gained 0.78%.

•	The Fund’s peer group, the Morningstar Short-Term Bond Funds Average, a group of mutual funds with similar investment objectives, gained 1.07%.

Commentary

The investment objective of the Fund is to seek total return that is consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities of varying maturities, and normally invests at least 65% of its net assets in bonds and other fixed income securities with more than one year to maturity. The Fund seeks to maintain a portfolio effective duration of no greater than three years. Investments selected by the Fund’s subadvisers are based on their analysis of securities, sectors, and anticipated changes in interest rates. To provide return opportunities, the Fund invests in fixed income securities that the Fund’s subadvisers believe offer attractive yields and are priced below fair market value relative to securities of similar credit quality and interest rate sensitivity.

Overall Performance

The Fund’s total performance reflected positive returns from each sector in which the Fund was invested, and was led by performance from investment-grade corporate bonds.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from the Fund’s performance in the high yield debt sector. This underperformance was partially offset by the Fund’s relatively better performance in the investment-grade corporate sector.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from the Fund’s positioning along the yield curve and the Fund’s performance in the high yield debt sector. This underperformance was partially offset by the Fund’s performance in the investment-grade corporate securities sector, which was better than the peer group’s performance in the sector.

Performance of Derivatives

The Fund used U.S. Treasury futures contracts to seek to manage interest rate risk and to seek to obtain investment exposure based on anticipated changes in interest rates. The use of these derivatives detracted modestly from the Fund’s return. The Fund used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign bond exposure, which reduced the volatility of returns, but did not have a material impact to the Fund’s return.

Vantagepoint Low Duration Bond Fund | Sector Allocation as of December 31, 2014 (% of Net Assets)

Cash/Cash Equivalents 3%
Government Related 5%
Asset-Backed 14%
U.S. Treasury 19%
Corporates 54%
Mortgage-Backed 4%
Floating Rate Loans 1%

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Low Duration Bond Fund — Investor Shares vs. BofA Merrill Lynch 1–3 Year US Corporate & Government Index | Growth of $10,000 Invested December 31, 2004*

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
Vantagepoint Low Duration Bond Fund — Investor Shares
BofA Merrill Lynch 1–3 Year US Corporate & Government Index (no fees, taxes, or expenses)
$13,340
$13,254
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Low Duration Bond Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	0.68%	1.02%
Three Years	1.79%	1.97%
Five Years	2.01%	2.13%
Ten Years	2.92%	2.98%
Class Inception Date	December 4, 2000	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Inflation Focused Fund

Summary of Performance

•	The Vantagepoint Inflation Focused Fund (the “Fund”) Investor Shares gained 2.51% in 2014.

•	The Fund’s market benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L), gained 3.64%.

•	The Fund’s peer group, the Morningstar Inflation-Protected Bond Funds Average, a group of mutual funds with similar investment objectives, gained 1.80%.

Commentary

The investment objective of the Fund is to offer current income. The Fund invests, under normal circumstances, at least 80% of its net assets in inflation-adjusted U.S. and foreign fixed income securities and normally invests at least 50% of its net assets in U.S. Treasury inflation-protected securities (“TIPS”). Inflation-adjusted securities are designed to protect the future purchasing power of the money invested in them; either their principal values or coupon rates are indexed to changes in inflation. These adjustments result in changes to the interest payments.

Overall Performance

The Fund’s total performance reflected favorable fixed income market conditions, with inflation-protected securities positively impacted by the decrease in real (i.e., adjusted for inflation) yields.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from the Fund’s lesser sensitivity to interest rate changes, which resulted in lower comparative returns during a period when yields fell.

Performance Relative to the Peer Group

The Fund’s outperformance relative to its peer group primarily resulted from the Fund’s greater sensitivity to interest rate changes, which resulted in higher comparative returns during a period when yields fell. Additionally, the Fund’s comparative performance benefitted from a below average exposure to non-Treasury sector fixed income securities.

Performance of Derivatives

The Fund used derivative instruments during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates, yield curves, and inflation. Derivatives used included bond futures, options, and swaps. The use of derivatives had a material negative impact on the Fund’s return, as derivatives holdings decreased in value.

Vantagepoint Inflation Focused Fund | Sector Allocation as of December 31, 2014 (% of Net Assets)

Asset-Backed <1%
Cash/Cash Equivalents 4%
Government Related 2%
Corporates 4%
Mortgage-Backed 1%
U.S. Treasury <1%
U.S. Treasury Inflation Protected 89%

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Inflation Focused Fund — Investor Shares vs. Barclays U.S. TIPS Index (Series-L)

Growth of $10,000 Invested December 31, 2004*

Vantagepoint Inflation Focused Fund — Investor Shares
Barclays U.S. TIPS Index (Series-L) (no fees, taxes, or expenses)
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$15,341
$14,734
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Inflation Focused Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	2.51%	2.68%
Three Years	–0.13%	0.01%
Five Years	3.32%	3.40%
Ten Years	3.95%	4.00%
Class Inception Date	July 1, 1992	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L), consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity and at least $250 million par amount outstanding. The Series-L reference identifies this index as the former Lehman Brothers U.S. TIPS Index. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities held in the index.

Vantagepoint High Yield Fund

Summary of Performance

(For the period since the Fund’s May 1, 2014 inception)

•	The Vantagepoint High Yield Fund (the “Fund”) T Shares lost 2.70%.

•	The Fund’s market benchmark, the Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, lost 1.13%.

•	The Fund’s peer group, the Morningstar High Yield Bond Funds Average, a group of mutual funds with similar investment objectives, lost 1.99%.

Commentary

The Fund’s investment objective is to seek current income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its net assets in high yield fixed income securities and other instruments that are rated below investment grade. The Fund is available for investment only by the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds.

Overall Performance

The Fund’s total performance reflected negative returns from below investment grade fixed income securities, particularly from the Fund’s holdings in Energy securities.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from a lower allocation to fixed income securities in the Financials and Utilities sectors, which outperformed the market benchmark, and a higher allocation to Energy fixed income securities, which underperformed. A higher allocation to lower-rated bonds also detracted from relative performance. This underperformance was partially offset by the Fund’s lower allocation to fixed income securities in the Industrials sector.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from the Fund’s higher allocation to Energy fixed income securities and lower allocations to fixed income securities in the Utilities sector, and Health Care and Communications fixed income securities. This underperformance was partially offset by the Funds allocations to fixed income securities in the Financials sector and to floating rate loans.

Derivatives Performance

The Fund used forward currency contracts during the year to manage foreign currency risk, which reduced the impact of foreign currency fluctuations on U.S. dollar returns. The Fund used futures contracts during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates and yield curves. The use of derivatives did not have a material impact on Fund performance.

Vantagepoint High Yield Fund | Sector Allocation as of December 31, 2014 (% of Net Assets)

Other 1%
Cash/Cash Equivalents 8%
Corporates 91%

The primary source of sector allocation classification is BondEdge. Other includes preferred stock, convertible preferred stock, and floating rate loans. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint High Yield Fund vs. Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index

Growth of $10,000 Invested May 1, 2014*

$11,000
$10,000
$9,000
Vantagepoint High Yield Fund
Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index (no fees, taxes, or expenses)
$9,887
$9,730
May 1, 2014
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint High Yield Fund

Total Return for the period ended December 31, 2014*

T SHARES
Since Inception	–2.70%
Class Inception Date	May 1, 2014

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities held in the index.

Vantagepoint Equity Income Fund

Summary of Performance

•	The Vantagepoint Equity Income Fund (the “Fund”) Investor Shares gained 8.13% in 2014.

•	The Fund’s market benchmark, the Russell 1000® Value Index, gained 13.45%.

•	The Fund’s peer group, the Morningstar Large Value Funds Average, a group of mutual funds with similar investment objectives, gained 10.21%.

Commentary

The investment objective of the Fund is to offer long-term capital growth with consistency derived from dividend yield. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities (common and preferred stock). The Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. As a result of the Fund’s income focus, certain sectors or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than will the general stock market. One or more of the Fund’s subadvisers employing an actively managed strategy seeks to select equity securities it believes offer the opportunity for capital growth combined with dividend return. The Fund may invest across companies of all sizes, but generally focuses on larger capitalization companies, which the subadvisers that pursue active management believe have stable long-term earnings and dividend-paying records. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell 1000® Value Index, following an indexed or passively managed approach to investing.

Overall Performance

The Fund’s total performance reflected the positive returns of the U.S. equity market in 2014. This positive performance resulted from the returns of all sectors in which the Fund had holdings except the Energy sector, which declined. Performance was led by the Financials, Information Technology, and Health Care sectors.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from the Fund’s performance in the Energy, Consumer Discretionary, and Financials sectors. This underperformance was partially offset by the Fund’s performance in the Telecommunication Services sector, which was better than the benchmark’s performance in the sector.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from the Fund’s performance in the Energy, Information Technology, and Consumer Staples sectors. This underperformance was partially offset by the Fund’s performance in the Telecommunication Services sector, which was better than the peer group’s performance in the same sector.

Vantagepoint Equity Income Fund | Sector Allocation as of December 31, 2014 (% of Total Investments)

Utilities 4%
Telecommunication Services 6%
Materials 4%
Information Technology 9%
Industrials 11%
Health Care 8%
Consumer Discretionary 14%
Consumer Staples 5%
Energy 13%
Financials 26%

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Equity Income Fund — Investor Shares vs. Russell 1000® Value Index

Growth of $10,000 Invested December 31, 2004*

Vantagepoint Equity Income Fund — Investor Shares
Russell 1000® Value Index (no fees, taxes, or expenses)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$20,231
$19,688
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Equity Income Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	8.13%	8.43%
Three Years	17.47%	17.65%
Five Years	12.93%	13.04%
Ten Years	7.01%	7.06%
Class Inception Date	April 1, 1994	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000® Value Index, measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth & Income Fund

Summary of Performance

•	The Vantagepoint Growth & Income Fund (the “Fund”) Investor Shares gained 10.67% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 10.96%.

Commentary

The investment objective of the Fund is to offer long-term capital growth and current income. The Fund invests, under normal circumstances, primarily in U.S. common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation or that may provide current income by paying dividends. Strategies used by the Fund’s subadvisers include: 1) focusing on large-capitalization U.S. companies whose common stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth, or both; and 2) emphasizing U.S. stocks that may pay dividends.

Overall Performance

The Fund’s total performance reflected the positive returns of the U.S. equity market in 2014. This positive performance resulted from returns in all sectors in which the Fund had holdings, except the Energy and Telecommunication Services sectors, which declined. Positive performance was led by the Health Care, Information Technology and Financials sectors.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from performance in the Consumer Staples, Information Technology, and Financials sectors. This underperformance was partially offset by the Fund’s performance in the Health Care sector, which was better than the market benchmark’s performance in the sector.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from performance in the Information Technology sector. This underperformance was partially offset by the Fund’s performance in the Health Care and Financials sectors, which were better than the peer group’s performance in the same sectors.

Vantagepoint Growth & Income Fund | Sector Allocation as of December 31, 2014 (% of Total Investments)

Utilities 1%
Telecommunication Services 1%
Materials 5%
Consumer Discretionary 14%
Consumer Staples 7%
Information Technology 18%
Energy 8%
Industrials 13%
Financials 19%
Health Care 14%

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Growth & Income Fund — Investor Shares vs. S&P 500 Index

Growth of $10,000 Invested December 31, 2004*

Vantagepoint Growth & Income Fund — Investor Shares
S&P 500 Index (no fees, taxes, or expenses)
$20,947
$20,726
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Growth & Income Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	10.67%	10.98%
Three Years	20.01%	20.19%
Five Years	14.53%	14.64%
Ten Years	7.56%	7.61%
Class Inception Date	October 2, 1998	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth Fund

Summary of Performance

•	The Vantagepoint Growth Fund (the “Fund”) Investor Shares gained 10.05% in 2014.

•	The Fund’s market benchmark, the Russell 1000® Growth Index, gained 13.05%.

•	The Fund’s peer group, the Morningstar Large Growth Funds Average, a group of mutual funds with similar investment objectives, gained 10.00%.

Commentary

The investment objective of the Fund is to offer long-term capital growth. The Fund invests, under normal circumstances, primarily in U.S. common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth. The subadvisers emphasize stocks of well established medium- and large-capitalization firms.

Overall Performance

The Fund’s total performance reflected the positive returns of the U.S. equity market in 2014. This positive performance resulted from returns in all sectors in which the Fund had holdings except the Energy sector, which declined. Performance was led by the Health Care and Information Technology sectors.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from the Fund’s performance in the Energy, Consumer Discretionary, and Materials sectors. This underperformance was partially offset by the Fund’s performance in the Health Care sector, which was better than the market benchmark’s performance in the sector.

Performance Relative to the Peer Group

The Fund’s performance was in-line with the performance of its peer group.

Vantagepoint Growth Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	10.05%	10.24%
Three Years	19.05%	19.22%
Five Years	13.14%	13.24%
Ten Years	5.82%	5.86%
Class Inception Date	April 1, 1983	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000® Growth Index, measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Select Value Fund

Summary of Performance

•	The Vantagepoint Select Value Fund (the “Fund”) Investor Shares gained 8.11% in 2014.

•	The Fund’s market benchmark, the Russell Midcap® Value Index, gained 14.75%.

•	The Fund’s peer group, the Morningstar Mid-Cap Value Funds Average, a group of mutual funds with similar investment objectives, gained 9.31%.

Commentary

The investment objective of the Select Value Fund is to offer long-term growth from dividend income and capital appreciation. The Fund invests, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer and may also offer the possibility for growth through the reinvestment of dividends. The Fund generally seeks to invest in common stocks of companies with market capitalizations that fall within the range of companies in the Russell Midcap® Value Index.

Overall Performance

The Fund’s total performance reflected the positive returns of the mid-capitalization stocks in the U.S. equity market in 2014. This positive performance resulted from returns in all sectors in which the Fund had holdings except Energy and Materials, which declined. Performance was led by the Financials, Utilities, and Health Care sectors.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from the Fund’s performance in the Energy, Information Technology, and Consumer Discretionary sectors. This underperformance was partially offset by the Fund’s performance in the Consumer Staples sector, which was better than the market benchmark’s performance in the sector.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from the Fund’s performance in the Consumer Discretionary, Information Technology, and Energy sectors. This underperformance was partially offset by the Fund’s performance in the Utilities sector, which was better than the peer group’s performance in the sector.

Vantagepoint Select Value Fund | Sector Allocation as of December 31, 2014 (% of Total Investments)

Utilities 8%
Telecommunication Services 1%
Materials 7%
Information Technology 13%
Industrials 13%
Health Care 6%
Consumer Discretionary 16%
Consumer Staples 2%
Energy 6%
Financials 28%

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Select Value Fund — Investor Shares vs. Russell Midcap® Value Index

Growth of $10,000 Invested October 30, 2007*

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
Vantagepoint Select Value Fund — Investor Shares
Russell Midcap® Value Index (no fees, taxes, or expenses)
$17,430
$17,363
Oct 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Select Value Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	8.11%	8.32%
Three Years	19.27%	19.44%
Five Years	15.31%	15.41%
Since Inception	7.99%	8.05%
Class Inception Date	October 30, 2007	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap® Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Aggressive Opportunities Fund

Summary of Performance

•	The Vantagepoint Aggressive Opportunities Fund (the “Fund”) Investor Shares gained 5.13% in 2014.

•	The Fund’s market benchmark, the Russell Midcap® Growth Index, gained 11.90%.

•	The Fund’s peer group, the Morningstar Mid-Cap Growth Funds Average, a group of mutual funds with similar investment objectives, gained 7.00%.

Commentary

The investment objective of the Fund is to offer high long-term capital appreciation. The Fund invests, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies. One or more of the Fund’s subadvisers employing an actively managed strategy seeks to select common stocks it believes offer the opportunity for high capital appreciation. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell Midcap® Growth Index, following an indexed or passively managed approach to investing. The range of stocks in which the Fund generally invests is expected to be that of the Russell Midcap® Index.

Overall Performance

The Fund’s total performance reflected the positive returns for mid- and small-capitalization stocks in the U.S. equity market in 2014. This positive performance resulted from returns in all sectors in which the Fund had holdings except the Energy sector, which declined. Performance was led by the Health Care, Industrials, and Telecommunication Services sectors.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its market benchmark primarily resulted from the Fund’s performance in the Information Technology, Energy, and Health Care sectors. This underperformance was partially offset by the Fund’s performance in the Telecommunication Services sector, which was better than the market benchmark’s performance in the sector.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from the Fund’s performance in the Health Care, Energy, and Information Technology sectors. This underperformance was partially offset by the Fund’s performance in the Industrials, Consumer Discretionary, and Telecommunication Services sectors, which was better than the peer group’s performance in these sectors.

Vantagepoint Aggressive Opportunities Fund | Sector Allocation as of December 31, 2014 (% of Total Investments)

Utilities <1%
Telecommunication Services 5%
Materials 4%
Information Technology 16%
Industrials 20%
Consumer Discretionary 21%
Consumer Staples 4%
Energy 7%
Financials 11%
Health Care 12%

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Aggressive Opportunities Fund — Investor Shares vs. Russell Midcap® Growth Index

Growth of $10,000 Invested December 31, 2004*

Vantagepoint Aggressive Opportunities Fund — Investor Shares
Russell Midcap® Growth Index (no fees, taxes, or expenses)
$24,615
$21,535
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Aggressive Opportunities Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	5.13%	5.44%
Three Years	18.91%	19.10%
Five Years	12.40%	12.51%
Ten Years	7.97%	8.02%
Class Inception Date	October 1, 1994	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap® Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Discovery Fund

Summary of Performance

•	The Vantagepoint Discovery Fund (the “Fund”) Investor Shares gained 6.07% in 2014.

•	The Fund’s market benchmark, the Russell 2000® Index, gained 4.89%.

•	The Fund’s peer group, the Morningstar Small Blend Funds Average, a group of mutual funds with similar investment objectives, gained 3.79%.

Commentary

The investment objective of the Fund is to offer long-term capital growth. The Fund invests, under normal circumstances, primarily in a combination of common stocks of U.S. small-capitalization companies, Russell 2000® Index futures contracts, and U.S. and foreign fixed income securities. The Fund’s subadvisers select stocks that they believe have above-average potential for growth and that generally have market capitalizations that fall within the range of companies in the Russell 2000® Index. The Fund’s U.S. and foreign fixed income securities (1) are held, in part, as collateral in conjunction with the Fund’s use of futures contracts; (2) may include government and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and municipal securities; and (3) at all times have a portfolio effective duration of no greater than three years.

Overall Performance

The Fund’s total performance primarily reflected the positive returns of small-capitalization stocks and futures on those stocks in the U.S. equity market in 2014. This positive performance was led by the Fund’s performance in the Health Care, Financials, and Information Technology sectors. The Fund’s fixed income securities, held in conjunction with the Russell 2000® Index futures contracts, also generated positive returns.

Performance Relative to the Market Benchmark

The Fund’s outperformance relative to its market benchmark primarily resulted from the Fund’s performance in the Health Care and Financials sectors.

Performance Relative to the Peer Group

The Fund’s outperformance relative to its peer group primarily resulted from the Fund’s performance in the Financials and Health Care sectors.

Derivatives Performance

The Fund used derivative instruments during the year. Consistent with the Fund’s principal investment strategy, the Fund invested in Russell 2000® Index futures to seek to gain market exposure to U.S. small-capitalization stocks. The use of Russell 2000® Index futures had a material positive impact on the Fund’s performance. In conjunction with the fixed income securities associated with the Russell 2000® Index futures contracts, the Fund used bond futures during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates and yield curves. These bond futures did not have a material impact on the Fund’s performance. The Fund used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign bond exposure. The use of forward currency contracts reduced the volatility of returns to the Fund throughout the year but did not have a material impact on the Fund’s return.

Portfolio Turnover

The Fund’s portfolio turnover of 100% was significantly higher than the prior year’s portfolio turnover rate of 77% because of increased trading activity during periods of higher market volatility for small capitalization stocks and fixed income securities.

Vantagepoint Discovery Fund Asset Class Exposure | As of December 31, 2014* (% of Net Assets)

Equity
97%
Fixed Income
49%
Cash/
Cash Equivalents
5%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Portfolio exposures represent the market value of physical securities and the measurement of exposure through the derivative instruments held by the Fund as a percent of the Fund's net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund's net asset value. This measurement method is intended to reflect the "economic exposure" of the derivative — effectively, the market exposure, to the Fund. This may result in a total percentage in the chart that exceeds 100%.

Vantagepoint Discovery Fund

Fixed Income Sector Allocation as of December 31, 2014 (% of Net Assets excluding Equities and Cash/Cash Equivalents)

Government Related 3%
Asset-Backed 8%
U.S. Treasury 37%
Corporates 45%
Mortgage-Backed 7%

The Fixed Income Sector Allocation reflected in this pie chart was calculated using the actual fixed income securities held by the Fund. This pie represents the portion of the Fund classified as Fixed Income in the Asset Class Allocation Table. The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Discovery Fund

Equity Sector Allocation as of December 31, 2014 (% of Total Investments excluding Fixed Income and Cash/Cash Equivalents)

Utilities 3%
Telecommunication Services 1%
Materials 5%
Information Technology 19%
Industrials 15%
Health Care 14%
Consumer Discretionary 13%
Consumer Staples 2%
Energy 4%
Financials 24%

The Equity Sector Allocation reflected in this pie chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000® Index futures held by this Fund. This pie chart represents the portion of the Fund classified as Equities in the Asset Class Exposure Table. The primary source of equity sector classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund — Investor Shares vs. Russell 2000® Index

Growth of $10,000 Invested October 30, 2007*

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
Vantagepoint Discovery Fund — Investor Shares
Russell 2000® Index (no fees, taxes, or expenses)
$16,219
$16,212
Oct 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Discovery Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	6.07%	6.37%
Three Years	19.60%	19.78%
Five Years	15.15%	15.25%
Since Inception	6.97%	7.04%
Class Inception Date	October 30, 2007	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 2000® Index, measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint International Fund

Summary of Performance

•	The Vantagepoint International Fund (the “Fund”) Investor Shares lost 2.76% in 2014.

•	The Fund’s market benchmark, MSCI Europe Australasia Far East (EAFE) Index (Net), lost 4.90%.

•	The Fund’s peer group, the Morningstar Foreign Large Blend Funds Average, a group of mutual funds with similar investment objectives, lost 4.98%.

Commentary

The investment objective of the International Fund is to offer long-term capital growth and diversification by country. The Fund invests primarily in the common stocks of companies headquartered outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in foreign equity securities (common and preferred stock), including securities of issuers located in emerging market countries. Strategies used by the Fund’s subadvisers include: 1) investing in equity securities believed to have above-average potential for growth across multiple capitalization sizes; and 2) investing in equity securities believed to be priced below fair market value at the time of purchase.

Overall Performance

The Fund’s total performance reflected negative returns to U.S. investors from holdings in developed foreign country markets. While the returns were positive in the local currency of most regions, the strengthening of the U.S. dollar resulted in a negative return for the Fund in U.S. dollars. Losses in U.S. dollars were greatest on investments in Europe, including the United Kingdom. On a sector basis, returns were mixed, led by losses in the Energy and Consumer Discretionary sectors. Those losses were partially offset by the Fund’s positive performance in the Health Care and Information Technology sectors.

Performance Relative to the Market Benchmark

The Fund’s outperformance relative to its market benchmark primarily resulted from its investments in Europe and emerging market countries. On a sector basis, performance was led by the Financials, Information Technology, and Health Care sectors.

Performance Relative to the Peer Group

The Fund’s outperformance relative to its peer group primarily resulted from its investments in Japan and Europe. On a sector basis, performance was led by the Financials, Health Care, and Information Technology sectors.

Derivatives Performance

The Fund used forward currency contracts during the year to manage foreign currency risk, which reduced the impact of foreign currency fluctuations on U.S. dollar returns. The Fund also used currency contracts to obtain or adjust investment exposure to foreign currencies, which did not have a material impact on the Fund’s return.

Vantagepoint International Fund | Country Allocation as of December 31, 2014 (% of Net Assets)

Australia 3%
Canada 2%
China 2%
France 7%
Germany 8%
Hong Kong 6%
Japan 17%
Netherlands 3%
South Korea 2%
Spain 3%
Switzerland 9%
United Kingdom 15%
United States 3%
Other* 21%

*Other represents countries with under a 2.0% individual weighting. The primary source of country allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint International Fund — Investor Shares vs. MSCI EAFE Index (Net)

Growth of $10,000 Invested December 31, 2004*

Vantagepoint International Fund — Investor Shares
MSCI EAFE Index (Net) (no fees, taxes, or expenses)
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$15,981
$15,429
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint International Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR SHARES	T SHARES
One Year	–2.76%	–2.68%
Three Years	10.63%	10.77%
Five Years	5.90%	5.98%
Ten Years	4.80%	4.84%
Class Inception Date	October 1, 1994	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI Europe Australasia Far East (EAFE) Index (Net), is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Diversifying Strategies Fund

Summary of Performance

•	The Vantagepoint Diversifying Strategies Fund (the “Fund”) gained 3.75% in 2014.

•	The Fund’s market benchmark as of May 1, 2014, the S&P 500 Index, gained 13.69%.

•	The Fund’s market benchmark through April 30, 2014, the Barclays U.S. Intermediate Aggregate Bond Index, gained 4.12%.

•	The Fund’s custom benchmark, which is comprised of 60% S&P 500 Index and 40% Barclays U.S. Intermediate Aggregate Bond Index, gained 9.90%.

Commentary

The investment objective of the Diversifying Strategies Fund is to offer long-term capital growth. The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes such as stocks and fixed income securities. In combination, the Fund’s investment strategies seek to provide investment exposure to U.S. and foreign convertible securities, stocks, fixed income securities and real estate investment trusts (“REITs”) through direct investments or through the use of derivative instruments. The Fund is available for investment only by the Vantagepoint Model Portfolio Funds and Vantagepoint Milestone Funds.

Overall Performance

In May 2014, the Fund’s Global Tactical Asset Allocation strategy and Enhanced Cash strategy were terminated; and, an Enhanced Equity strategy and a REIT strategy were added to the Fund. As a result of the strategy changes, the Fund’s allocation to equity and real estate securities increased and the Fund’s allocation to derivatives decreased. There also was a decrease in the Fund’s allocation to convertible securities, which did not have a significant impact on the Fund’s performance.

The Fund’s total performance reflected positive returns from each of the strategies within the Fund as of year-end, which included a Convertible Securities strategy, a Enhanced Equity strategy focusing on small capitalization securities, a Low Duration Plus Fixed Income strategy, and a passive REIT Index strategy.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from the fixed income strategies and the small-capitalization equity strategy, as fixed income securities and small-capitalization equity securities generally underperformed large-capitalization equity securities. Additionally, the Global Tactical Asset Allocation strategy underperformed the market benchmark through the date of that strategy’s termination on April 30, 2014. The REIT strategy outperformed the Fund’s market benchmark subsequent to the addition of that strategy in May.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark resulted from three of the underlying strategies trailing the custom benchmark. This underperformance was partially offset by the REIT strategy, which outperformed the custom benchmark.

Derivatives Performance

The Fund used equity futures contracts to efficiently gain or adjust investment exposure to stocks, exposure provided positive returns. The Fund used foreign currency forward contracts to reduce exposure to foreign currency risk, which did not have a material impact on Fund performance. The Fund used fixed income futures contracts in order to adjust or gain access to interest rate exposure in the U.S. and non-U.S. markets, which did not have a material impact on Fund performance. The Fund used options and options on futures to gain or adjust investment exposure to stocks and fixed income securities, which did not have a material impact on Fund performance.

Portfolio Turnover

As a result of the security transactions required to implement the February subadviser change and the May strategy changes, the Fund’s overall portfolio turnover was 103%, which was significantly higher than the prior year’s turnover rate of 70%.

Vantagepoint Diversifying Strategies Fund Asset Class Exposure | As of December 31, 2014* (% of Net Assets)

Fixed Income
56%
Equity
36%
Convertible
37%
Cash/
Cash Equivalents
3%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

*Portfolio exposures represent the market value of physical securities and the measurement of exposure through the derivative instruments held by the Fund as a percent of the Fund's net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund's net asset value. This measurement method is intended to reflect the "economic exposure" of the derivative — effectively, the market exposure, to the Fund. This may result in a total percentage in the chart that exceeds 100%.

Vantagepoint Diversifying Strategies Fund

Fixed Income Sector Allocation as of December 31, 2014 (% of Net Assets excluding Equities, Convertibles, and Cash/Cash Equivalents)

Government-Related 4%
Asset-Backed 9%
U.S. Treasury 22%
Mortgage-Backed 7%
Corporates 57%

The Fixed Income Sector Allocation reflected in this pie chart was calculated using the actual fixed income securities held by the Fund. This pie represents the portion of the Fund classified as Fixed Income in the Asset Class Allocation Table. The primary source of the fixed income classification is BondEdge. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Diversifying Strategies Fund

Equity Sector Allocation as of December 31, 2014 (% of Total Investments excluding Fixed Income, Convertibles, and Cash/Cash Equivalents)

Utilities 3%
Telecommunication Services 1%
Materials 4%
Information Technology 15%
Industrials 12%
Health Care 12%
Other <1%
Consumer Discretionary 12%
Consumer Staples 3%
Energy 4%
Financials 35%

The Equity Sector Allocation reflected in this pie chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000® Index futures held by this Fund. This pie chart represents the portion of the Fund classified as Equities in the Asset Class Exposure Table. The primary source of equity sector classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Diversifying Strategies Fund vs. S&P 500 Index, Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested October 30, 2007*

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
Vantagepoint Diversifying Strategies Fund
S&P 500 Index (no fees, taxes, or expenses)
Barclays U.S. Intermediate Aggregate Bond Index (no fees, taxes, or expenses)
Custom Benchmark (no fees, taxes, or expenses)
$15,639
$15,111
$13,628
$11,876
Oct 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Diversifying Strategies Fund

Average Annual Total Returns for the periods ended December 31, 2014*

T SHARES
One Year	3.75%
Three Years	4.36%
Five Years	3.63%
Since Inception	2.42%
Class Inception Date	October 30, 2007

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

On May 1, 2014, the Fund changed its benchmark index from the Barclays U.S. Intermediate Aggregate Bond Index, an index that consists of investment grade U.S. fixed income securities with maturities of 1 to 10 years to the S&P 500 Index, which is an index that consists of 500 companies representing larger capitalization stocks traded in the U.S. The Fund made this index change to be more closely aligned with the Fund’s current principal investment strategies. In addition, the Fund’s custom benchmark was previously comprised of 50% of Barclays U.S. Intermediate Aggregate Bond Index and 50% of S&P 500 Index, but is now comprised of 60% S&P 500 Index and 40% Barclays U.S. Intermediate Aggregate Bond Index. This change also occurred on May 1, 2014. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Index Funds

Summary of Performance

•	The Vantagepoint Core Bond Index Fund gained 5.65% (Class I shares) and 5.81% (Class II shares). The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.97%.

•	The Vantagepoint 500 Stock Index Fund gained 13.27% (Class I shares) and 13.42% (Class II shares). The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Vantagepoint Broad Market Index Fund gained 12.17% (Class I shares) and 12.38% (Class II shares). The Fund’s market benchmark, the Russell 3000® Index, gained 12.56%.

•	The Vantagepoint Mid/Small Company Index Fund gained 6.80% (Class I shares) and 7.05% (Class II shares). The Fund’s market benchmark, the Russell 2500™ Index, gained 7.07%.

•	The Vantagepoint Overseas Equity Index Fund lost 5.88% (Class I shares) and 5.75% (Class II shares). The Fund’s market benchmark, the MSCI EAFE Index (Net), lost 4.90%.

Commentary

The five Vantagepoint Index Funds (“Index Funds”) follow an indexed or passively managed approach to investing. This means that securities are selected to try to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index. Unlike an actively managed portfolio, an index fund does not rely on the portfolio manager’s decision-making with regard to which individual securities may outperform others. An index fund simply seeks to approximate the performance of its benchmark. Index funds tend to have lower operating expenses than actively managed funds.

Performance of the Index Funds will differ from the benchmark indexes for several reasons.

1.	Fund fees and expenses reduce Index Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses.

2.	The Core Bond Index Fund and Broad Market Index Fund employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weightings using fewer securities than are contained in the benchmark index. Therefore, there will be tracking error for each of these two Index Funds, which may impact their performance positively or negatively as compared to a benchmark index.

3.	Changes to the indexes, such as additions to or deletions from the securities contained in an index and the timing of the rebalancing of the Index Fund, can cause tracking error, which may impact the Index Fund performance positively or negatively as compared to its benchmark index.

4.	The timing of cash flows into and out of an Index Fund will affect its ability to precisely track the benchmark indexes.

5.	There may be pricing differences if the index and the Index Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The following represents the investment objectives of the five Index Funds:

•	The investment objective of the Vantagepoint Core Bond Index Fund is to offer current income by approximating the performance of the Barclays U.S. Aggregate Bond Index.

•	The investment objective of the Vantagepoint Stock Index Fund is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

•	The investment objective of the Vantagepoint Broad Market Index Fund is to offer long-term capital growth by approximating the performance of the Russell 3000® Index.

•	The investment objective of the Vantagepoint Mid/Small Company Index Fund is to offer long-term capital growth by approximating the performance of the Russell 2500™ Index.

•	The investment objective of the Vantagepoint Overseas Equity Index Fund is to offer long-term capital growth and diversification by approximating the performance of the MSCI Europe Australasia Far East (EAFE) Index (Net).

Derivatives Performance

The 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly. The use of futures contracts did not have a material impact on the Funds’ performance. The Overseas Equity Index Fund also used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign equity exposure. The use of forward currency contracts reduced the Fund’s foreign currency risk exposure throughout the year and did not have a material impact on performance.

Portfolio Turnover

The Core Bond Index Fund’s portfolio turnover rate was 160% in 2014, which is significantly higher than the Fund’s turnover of 120% in 2013. The increase was primarily a result of To Be Announced transactions within the Fund as investors made significant additional purchases and the Fund sought to maintain characteristics comparable to its market benchmark index.

Vantagepoint Core Bond Index Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	5.82%	5.65%	5.81%
Three Years	2.35%	2.22%	2.41%
Five Years	4.10%	4.01%	4.22%
Ten Years	4.29%	4.25%	4.46%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, consists of investment-grade U.S. fixed income securities. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. Securities held by the Fund may differ from those in the index.

Vantagepoint 500 Stock Index Fund | Sector Allocation as of December 31, 2014 (% of Total Investments)

Utilities 3%
Telecommunication Services 2%
Materials 3%
Consumer Discretionary 12%
Consumer Staples 10%
Information Technology 20%
Energy 8%
Industrials 10%
Financials 17%
Health Care 14%

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint 500 Stock Index Fund — Class I Shares vs. S&P 500 Index

Growth of $10,000 Invested December 31, 2004*

Vantagepoint 500 Stock Index Fund — Class I Shares
S&P 500 Index (no fees, taxes, or expenses)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$20,947
$20,113
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint 500 Stock Index Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	13.48%	13.27%	13.42%
Three Years	20.12%	19.95%	20.18%
Five Years	15.09%	15.00%	15.23%
Ten Years	7.28%	7.24%	7.45%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	12.41%	12.17%	12.38%
Three Years	20.14%	19.95%	20.18%
Five Years	15.36%	15.25%	15.49%
Ten Years	7.77%	7.72%	7.94%
Class Inception Date	March 1, 2013	October 1, 1994	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark index is the Russell 3000® Index which includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies based on market capitalization, representing a substantial portion of the investable U.S. equity market. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. Securities held by the Fund may differ from those in the index.

Vantagepoint Mid/Small Company Index Fund | Sector Allocation as of December 31, 2014 (% of Total Investments)

Utilities 5%
Telecommunication Services 1%
Materials 6%
Information Technology 15%
Industrials 15%
Health Care 13%
Consumer Discretionary 15%
Consumer Staples 3%
Energy 4%
Financials 24%

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Mid/Small Company Index Fund — Class I Shares vs. Russell 2500™ Index

Growth of $10,000 Invested December 31, 2004*

Vantagepoint Mid/Small Company Index Fund — Class I Shares
Russell 2500™ Index (no fees, taxes, or expenses)
$23,506
$23,066
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Mid/Small Company Index Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	7.05%	6.80%	7.05%
Three Years	20.16%	19.98%	20.24%
Five Years	16.36%	16.25%	16.49%
Ten Years	8.97%	8.92%	9.15%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark is the Russell 2500™ Index which measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index, and includes approximately 2,500 of the smallest securities in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Overseas Equity Index Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	–5.72%	–5.88%	–5.75%
Three Years	10.78%	10.62%	10.84%
Five Years	5.04%	4.94%	5.13%
Ten Years	4.02%	3.98%	4.19%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI Europe Australasia Far East (EAFE) Index (Net), is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Conservative Growth Fund

Summary of Performance

•	The Vantagepoint Model Portfolio Conservative Growth Fund (the “Fund”) Investor M Shares gained 3.15% in 2014.

•	The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), gained 4.12%.

•	The Fund’s peer group, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 4.02%.

•	The Fund’s custom benchmark, which is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 7.63%.

Commentary

The investment objective of the Fund is to offer reasonable current income and capital preservation, with modest potential for capital growth. The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”) to seek to obtain exposure to approximately 61% fixed income investments, 30% equity investments, and 9% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others.

Overall Performance

The Model Portfolio Conservative Growth Fund’s performance reflected the generally positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund -3.75%; Core Bond Index Fund -5.82%;

Inflation Focused Fund -2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added an allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end. Also in May, the allocation to the underlying multi-strategy fund, Diversifying Strategies Fund, was decreased from 19% to 9%, the allocation to underlying equity funds was decreased from 40% to 30%, and the allocation to underlying fixed income funds was increased from 41% to 61%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its fixed income market benchmark primarily resulted from its allocations to the underlying Low Duration Bond Fund and Inflation Focused Fund, which underperformed the market benchmark. The International Fund, third party emerging markets ETF, and Diversifying Strategies Fund also underperformed the market benchmark. The underperformance was partially offset by the performance of the Core Bond Index Fund and each of the underlying domestic equity funds, which outperformed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a lower allocation to equity funds, which generally outperformed fixed income funds, and a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The Fund’s lower sensitivity to interest rate changes also detracted from performance during a period when yields fell.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Model Portfolio Conservative Growth Fund | Underlying Fund Allocation as of December 31, 2014 (% of Net Assets)

Vantagepoint International Fund 6%
Vantagepoint Discovery Fund 1%
Vantagepoint Aggressive Opportunities Fund 1%
Vantagepoint Select Value Fund 3%
Vantagepoint Growth Fund 5%
Vantagepoint Growth & Income Fund 5%
Vantagepoint Equity Income Fund 7%
Vantagepoint Diversifying Strategies Fund 9%
Vantagepoint High Yield Fund 10%
Vanguard FTSE Emerging Markets ETF 1%
Vantagepoint Low Duration Bond Fund 28%
Vantagepoint Core Bond Index Fund 16%
Vantagepoint Inflation Focused Fund 8%

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Conservative Growth Fund — Investor M Shares vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2004*

Vantagepoint Model Portfolio Conservative Growth Fund — Investor M Shares
Barclays U.S. Intermediate Aggregate Bond Index (no fees, taxes, or expenses)
Custom Benchmark (no fees, taxes, or expenses)
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$17,765
$16,121
$15,298
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio Conservative Growth Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	3.15%	3.43%
Three Years	7.64%	7.80%
Five Years	6.49%	6.59%
Ten Years	4.89%	4.94%
Class Inception Date	April 1, 1996	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Traditional Growth Fund

Summary of Performance

•	The Vantagepoint Model Portfolio Traditional Growth Fund (the “Fund”) Investor M Shares gained 4.51% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Moderate Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 6.21%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 10.07%.

Commentary

The Fund’s investment objective is to offer moderate capital growth and reasonable current income. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs to seek to obtain exposure to approximately 34% fixed income investments, 54% equity investments, and 12% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others.

Overall Performance

The Model Portfolio Traditional Growth Fund’s performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond

Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added an allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end. Also in May, the allocation to the underlying multi-strategy fund, Diversifying Strategies Fund, was decreased from 15% to 12%, the allocation to underlying equity funds was decreased from 60% to 54%, and the allocation to underlying fixed income funds was increased from 25% to 34%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to underlying fixed income funds and the multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a lower allocation to equity funds, which generally outperformed fixed income funds, and a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The Fund’s lower sensitivity to interest rate changes also detracted from performance during a period when yield’s fell.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Model Portfolio Traditional Growth Fund | Underlying Fund Allocation as of December 31, 2014 (% of Net Assets)

Vanguard FTSE Emerging Markets ETF 2%
Vantagepoint International Fund 11%
Vantagepoint Discovery Fund 3%
Vantagepoint Aggressive Opportunities Fund 3%
Vantagepoint Select Value Fund 5%
Vantagepoint Growth Fund 9%
Vantagepoint Growth & Income Fund 11%
Vantagepoint Low Duration Bond Fund 10%
Vantagepoint Core Bond Index Fund 16%
Vantagepoint Inflation Focused Fund 3%
Vantagepoint High Yield Fund 4%
Vantagepoint Diversifying Strategies Fund 12%
Vantagepoint Equity Income Fund 11%

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Traditional Growth Fund — Investor M Shares vs. S&P 500 Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2004*

Vantagepoint Model Portfolio Traditional Growth Fund — Investor M Shares
S&P 500 Index (no fees, taxes, or expenses)
Custom Benchmark (no fees, taxes, or expenses)
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$20,947
$19,011
$17,424
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio Traditional Growth Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	4.51%	4.80%
Three Years	11.02%	11.19%
Five Years	8.59%	8.69%
Ten Years	5.71%	5.76%
Class Inception Date	April 1, 1996	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Long-Term Growth Fund

Summary of Performance

•	The Vantagepoint Model Portfolio Long-Term Growth Fund (the “Fund”) Investor M Shares gained 5.39% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Aggressive Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 5.71%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 11.80%.

Commentary

The investment objective of the Fund is to offer high long-term capital growth and modest current income. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs to seek to obtain exposure to approximately 15% fixed income investments, 72% equity investments, and 13% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others.

Overall Performance

The Model Portfolio Long-Term Growth Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Discovery Fund - 6.37%;

Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund -5.82%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added an allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end. Also in May, the allocations to the underlying funds were modified. These allocation changes did not have a significant impact on performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to the underlying fixed income fund and the multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities, and a lower allocation to equity funds, which outperformed fixed income funds. The underperformance was partially offset by a lower allocation to foreign equity funds, which generally underperformed U.S. equity funds.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Model Portfolio Long-Term Growth Fund | Underlying Fund Allocation as of December 31, 2014 (% of Net Assets)

Vanguard FTSE Emerging Markets ETF 2%
Vantagepoint International Fund 14%
Vantagepoint Discovery Fund 4%
Vantagepoint Aggressive Opportunities Fund 5%
Vantagepoint Select Value Fund 7%
Vantagepoint Growth Fund 11%
Vantagepoint Core Bond Index Fund 12%
Vantagepoint High Yield Fund 3%
Vantagepoint Diversifying Strategies Fund 13%
Vantagepoint Equity Income Fund 15%
Vantagepoint Growth & Income Fund 14%

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Long-Term Growth Fund — Investor M Shares vs. S&P 500 Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2004*

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Vantagepoint Model Portfolio Long-Term Growth Fund — Investor M Shares
S&P 500 Index (no fees, taxes, or expenses)
Custom Benchmark (no fees, taxes, or expenses)
$20,947
$20,046
$18,427
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio Long-Term Growth Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	5.39%	5.64%
Three Years	13.41%	13.58%
Five Years	9.98%	10.08%
Ten Years	6.30%	6.35%
Class Inception Date	April 1, 1996	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio All-Equity Growth Fund

Summary of Performance

•	The Vantagepoint Model Portfolio All-Equity Growth Fund’s (the “Fund”) Investor M Shares gained 5.98% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 10.96%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 9.82%.

Commentary

The investment objective of the Fund is to offer high long-term capital growth. The Fund invests, under normal circumstances, 100% in equity funds by investing in a combination of other Vantagepoint Funds and one or more third party ETFs whose assets are invested, under normal circumstances, at least 80% in equity securities or instruments that provide equity exposure.

Overall Performance

The Model Portfolio All-Equity Growth Fund’s total performance reflected the positive returns of the U.S. equity markets and the negative returns of foreign equity markets for the year. All of the underlying funds, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Discovery Fund - 6.37%; Aggressive Opportunities

Fund - 5.44%; International Fund - (2.68)%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May, allocations among the underlying equity funds were modified. These allocation changes did not have a significant impact on performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a higher allocation to foreign equity funds, which underperformed U.S. equity funds, and a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying U.S. equity funds underperforming their respective index in the custom benchmark. This underperformance was partially offset by the foreign equity funds, including the International Fund and third party emerging markets ETF, which each outperformed its respective asset class index in the custom benchmark.

Vantagepoint Model Portfolio All-Equity Growth Fund | Underlying Fund Allocation as of December 31, 2014 (% of Net Assets)

Vanguard FTSE Emerging Markets ETF 3%
Vantagepoint International Fund 17%
Vantagepoint Discovery Fund 6%
Vantagepoint Aggressive Opportunities Fund 10%
Vantagepoint Select Value Fund 10%
Vantagepoint Equity Income Fund 23%
Vantagepoint Growth & Income Fund 17%
Vantagepoint Growth Fund 14%

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio All-Equity Growth Fund — Investor M Shares vs. S&P 500 Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2004*

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Vantagepoint Model Portfolio All-Equity Growth Fund — Investor M Shares
S&P 500 Index (no fees, taxes, or expenses)
Custom Benchmark (no fees, taxes, or expenses)
$20,947
$19,756
$19,191
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio All-Equity Growth Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	5.98%	6.23%
Three Years	17.02%	17.20%
Five Years	12.02%	12.12%
Ten Years	6.74%	6.78%
Class Inception Date	October 1, 2000	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone Retirement Income Fund

Summary of Performance

•	The Vantagepoint Milestone Retirement Income Fund (the “Fund”) Investor M Shares gained 3.50% in 2014.

•	The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), gained 4.12%,

•	The Fund’s peer group, the Morningstar Retirement Income Funds Average, a group of mutual funds with similar investment objectives, gained 4.36%.

•	The Fund’s custom benchmark, which is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 7.41%.

Commentary

The investment objective of the Fund is to seek to offer current income and opportunities for capital growth that have limited risk. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs to seek to obtain exposure to approximately 63% fixed income investments, 30% equity investments, and 7% multi-strategy investments. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others.

Overall Performance

The Milestone Retirement Income Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%.

For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 5.6% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying multi-strategy fund, Diversifying Strategies Fund, was decreased from 20% to 7%, the allocation to underlying fixed income funds was increased from 55% to 63%, and the allocation to the equity funds was increased from 25% to 30%. These allocation changes did not significantly impact performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its fixed income market benchmark primarily resulted from its allocations to the underlying Low Duration Bond Fund and Inflation Focused Fund, which underperformed the market benchmark. The International Fund, third party emerging markets ETF, and Diversifying Strategies Fund also underperformed the market benchmark. The underperformance was partially offset by the performance of the Core Bond Index Fund and each of the underlying domestic equity funds, which outperformed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a lower allocation to equity funds, which generally outperformed fixed income funds, and a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The Fund’s lower sensitivity to interest rate changes in the underlying fixed income funds also detracted from performance during a period when yields fell.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Milestone Retirement Income Fund | Underlying Fund Allocation as of December 31, 2014 (% of Net Assets)

Vantagepoint International Fund 6%
Vantagepoint Discovery Fund <1%
Vantagepoint Aggressive Opportunities Fund <1%
Vantagepoint Mid/Small Company Index Fund 4%
Vantagepoint Select Value Fund <1%
Vantagepoint Growth Fund 3%
Vantagepoint Growth & Income Fund 7%
Vantagepoint Equity Income Fund 8%
Vantagepoint Diversifying Strategies Fund 7%
Vantagepoint High Yield Fund 6%
Vanguard FTSE Emerging Markets ETF 1%
Vantagepoint Low Duration Bond Fund 26%
Vantagepoint Core Bond Index Fund 21%
Vantagepoint Inflation Focused Fund 11%

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone Retirement Income Fund — Investor M Shares vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2004*

Vantagepoint Milestone Retirement Income Fund — Investor M Shares
Barclays U.S. Intermediate Aggregate Bond Index (no fees, taxes, or expenses)
Custom Benchmark (no fees, taxes, or expenses)
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$16,877
$15,298
$15,272
Dec 31, 2004
Jun 30, 2005
Dec 31, 2005
Jun 30, 2006
Dec 31, 2006
Jun 30, 2007
Dec 31, 2007
Jun 30, 2008
Dec 31, 2008
Jun 30, 2009
Dec 31, 2009
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone Retirement Income Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	3.50%	3.66%
Three Years	5.60%	5.75%
Five Years	5.21%	5.30%
Since Inception	4.33%	4.37%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and the S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2010 Fund

Summary of Performance

•	The Vantagepoint Milestone 2010 Fund (the “Fund”) Investor M Shares gained 3.94% in 2014.

•	The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (“Barclay’s Index”), gained 4.12%,

•	The Fund’s peer group, the Morningstar Target Date 2000–2010 Funds Average, a group of mutual funds with similar investment objectives, gained 4.10%.

•	The Fund’s custom benchmark, which is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 8.12%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors who retired in or around the year 2010 and would like to make gradual withdrawals from the Fund. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2020 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds and 7% in the multi-strategy fund

Overall Performance

The Milestone 2010 Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the

International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 5.5% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying multi-strategy fund, Diversifying Strategies Fund, was decreased from 18.4% to 10.0%, the allocation to underlying equity funds was decreased from 42.3% to 35.4%, and the allocation to the underlying fixed income funds was increased from 39.3% to 54.6%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its fixed income market benchmark primarily resulted from its allocations to the underlying Low Duration Bond Fund and Inflation Focused Fund, which underperformed the market benchmark. The International Fund, third party emerging markets ETF, and Diversifying Strategies Fund also underperformed the market benchmark. The underperformance was partially offset by the performance of the Core Bond Index Fund and each of the underlying domestic equity funds, which outperformed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a lower allocation to equity funds, which generally outperformed fixed income funds, and a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The Fund’s lower sensitivity to interest rate changes in the underlying fixed income funds also detracted from performance during a period when yields fell.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2010 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	3.94%	4.11%
Three Years	8.15%	8.31%
Five Years	6.84%	6.94%
Since Inception	5.10%	5.14%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and the S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2015 Fund

Summary of Performance

•	The Vantagepoint Milestone 2015 Fund (the “Fund”) Investor M Shares gained 4.23% in 2014.

•	The Fund’s market benchmark as of May 1, 2014, the Barclays U.S. Intermediate Aggregate Bond Index (“Barclay’s Index”), gained 4.12%.

•	The Fund’s market benchmark through April 30, 2014, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2011–2015 Funds Average, a group of mutual funds with similar investment objectives, 4.48%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the Barclays Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 8.87%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2015. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2025 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2015 Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 4.6% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 49.6% to 41.6%, the allocation to the multi-strategy fund, Diversifying Strategies Fund, was decreased from 17.1% to 12.5%, and the allocation to underlying fixed income funds was increased from 33.3% to 45.9%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

On May 1, 2014, the Fund changed its market benchmark index from the S&P 500 Index to the Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s outperformance relative to its fixed income market benchmark primarily resulted from the performance of the underlying U.S. equity funds and the Core Bond Index Fund, which outperformed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The Fund’s lower sensitivity to interest rate changes in the underlying fixed income funds also detracted from performance during a period when yields fell.

The underperformance was partially offset by a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds and fixed income funds.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2015 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	4.23%	4.48%
Three Years	9.34%	9.50%
Five Years	7.72%	7.82%
Ten Years	5.42%	5.47%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

On May 1, 2014, the Fund changed its benchmark index from the S&P 500 Index, which is an index that consists of 500 companies representing larger capitalization stocks traded in the U.S to the Barclays U.S. Intermediate Aggregate Bond Index, an index that consists of investment grade U.S. fixed income securities with maturities of 1 to 10 years to The Fund made this index change to be more closely aligned with the Fund’s current asset allocation. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2020 Fund

Summary of Performance

•	The Vantagepoint Milestone 2020 Fund (the “Fund”) Investor M Shares gained 4.49% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2016–2020 Funds Average, a group of mutual funds with similar investment objectives, gained 4.72%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 9.66%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2020. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2030 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2020 Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 4.2% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 58.0% to 49.6%, the allocation to the multi-strategy fund, Diversifying Strategies Fund, was decreased from 15.9% to 13.0%, and the allocation to underlying fixed income funds was increased from 26.1% to 37.4%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to underlying fixed income funds and the multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group benchmark primarily resulted from a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The Fund’s lower sensitivity to interest rate changes in the underlying fixed income funds also detracted from performance during a period when yields fell. The underperformance was partially offset by a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds and fixed income funds.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2020 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	4.49%	4.73%
Three Years	10.74%	10.89%
Five Years	8.55%	8.64%
Ten Years	5.68%	5.73%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2025 Fund

Summary of Performance

•	The Vantagepoint Milestone 2025 Fund (“the Fund”) Investor M Shares gained 4.76% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2021–2025 Funds Average, a group of mutual funds with similar investment objectives, gained 5.07%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 10.44%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2025. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2035 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2025 Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the

International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 4.2% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 66.5% to 57.0%, the allocation to the underlying fixed income funds was increased from 19.3% from 28.4%, and allocation to the underlying multi-strategy fund, Diversifying Strategies Fund, was increased from 14.2% to 14.6%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to underlying fixed income funds and the multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The Fund’s lower sensitivity to interest rate changes in the underlying fixed income funds also detracted from performance during a period when yields fell. The underperformance was partially offset by a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds and fixed income funds.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2025 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	4.76%	4.99%
Three Years	12.06%	12.24%
Five Years	9.39%	9.49%
Ten Years	5.95%	6.00%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2030 Fund

Summary of Performance

•	The Vantagepoint Milestone 2030 Fund (the “Fund”) Investor M Shares gained 5.04% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2026–2030 Funds Average, a group of mutual funds with similar investment objectives, gained 5.04%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 11.24%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2030. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2040 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2030 Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the

International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 3.2% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 74.8% to 65.1%, the allocation to the underlying fixed income funds was increased from 13.4% to 19.9%, and allocation to the underlying multi-strategy fund, Diversifying Strategies Fund, was increased from 11.8% to 15.0%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to underlying fixed income funds and the multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s performance was equal to its peer group. Performance benefitted from a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds and fixed income funds, but such benefits were offset by the Fund’s lower sensitivity to interest rate changes in the underlying fixed income funds during a period when yields fell, and higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2030 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	5.04%	5.27%
Three Years	13.33%	13.51%
Five Years	10.16%	10.26%
Ten Years	6.20%	6.25%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2035 Fund

Summary of Performance

•	The Vantagepoint Milestone 2035 Fund (the “Fund”) Investor M Shares gained 5.24% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2031–2035 Funds Average, a group of mutual funds with similar investment objectives, gained 5.24%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 12.05%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2035. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2045 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2035 Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; Core Bond Index Fund - 5.82%; Inflation Focused Fund - 2.68%; Low Duration Bond Fund - 1.02%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 2.0% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 83.5% to 73.8%, the allocation to the underlying fixed income funds was increased from 8.0% to 11.2%, and the allocation to the underlying multi-strategy fund, Diversifying Strategies Fund, was increased from 8.5% to 15.0%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to underlying fixed income funds and the multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s performance was equal to its peer group. Performance benefitted from a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds and fixed income funds, but such benefits were offset by the Fund’s lower sensitivity to interest rate changes in the underlying fixed income funds during a period when yields fell, and higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying funds, with the exception of the Core Bond Index Fund, underperforming its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2035 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	5.24%	5.48%
Three Years	14.63%	14.78%
Five Years	10.98%	11.07%
Ten Years	6.47%	6.51%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2040 Fund

Summary of Performance

•	The Vantagepoint Milestone 2040 Fund (the “Fund”) Investor M Shares gained 5.34% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2036–2040 Funds Average, a group of mutual funds with similar investment objectives, gained 5.25%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI-EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 9.74%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2040. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2050 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2040 Fund’s total performance reflected the positive returns of the U.S. equity and fixed income markets, and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; and Core Bond Index Fund -5.82%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 1.2% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 91.5% to 80.9%, the allocation to the underlying fixed income funds was decreased from 5.0% to 4.1%, and the allocation to the multi-strategy fund, Diversifying Strategies Fund, was increased from 3.5% to 15.0%. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to the underlying fixed income fund and the multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s outperformance relative to its peer group primarily resulted from a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds and fixed income funds.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying U.S. equity funds and the multi-strategy fund underperforming their respective index in the custom benchmark. This underperformance was partially offset by the foreign equity funds, including the International Fund and third party emerging markets ETF, which each outperformed its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2040 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	5.34%	5.65%
Three Years	15.59%	15.77%
Five Years	11.56%	11.67%
Ten Years	6.68%	6.73%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2045 Fund

Summary of Performance

•	The Vantagepoint Milestone 2045 Fund (the “Fund”) Investor M Shares gained 5.42% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, gained 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2041–2045 Funds Average, a group of mutual funds with similar investment objectives, gained 5.35%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI-EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 9.59%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2045. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and REITs, among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2055 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 30% equity funds, 63% fixed income funds, and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2045 Fund’s total performance reflected the positive returns of the U.S. equity market and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets fund: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 1.0% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end, and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 95.0% to 84.0%, and the allocation to the underlying fixed income funds was decreased from 5.0% to 1.0%, and a 15.0% allocation to the multi-strategy fund, Diversifying Strategies Fund was added. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to the underlying multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s outperformance relative to its peer group primarily resulted from a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying U.S. equity funds and the multi-strategy fund underperforming their respective index in the custom benchmark. This underperformance was partially offset by the foreign equity funds, including the International Fund and third party emerging markets ETF, which each outperformed its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2045 Fund | Underlying Fund Allocation as of December 31, 2014 (% of Net Assets)

Vanguard FTSE Emerging Markets ETF 4%
Vantagepoint High Yield Fund 1%
Vantagepoint Diversifying Strategies Fund 15%
Vantagepoint Equity Income Fund 24%
Vantagepoint Growth & Income Fund 12%
Vantagepoint Growth Fund 14%
Vantagepoint Select Value Fund 1%
Vantagepoint Mid/Small Company Index Fund 10%
Vantagepoint Aggressive Opportunities Fund 1%
Vantagepoint Discovery Fund 1%
Vantagepoint International Fund 17%

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2045 Fund — Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 4, 2010*

$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
Vantagepoint Milestone 2045 Fund — Investor M Shares
S&P 500 Index (no fees, taxes, or expenses)
Custom Benchmark (no fees, taxes, or expenses)
$20,514
$18,803
$17,319
Jan 4, 2010
Jun 30, 2010
Dec 31, 2010
Jun 30, 2011
Dec 31, 2011
Jun 30, 2012
Dec 31, 2012
Jun 30, 2013
Dec 31, 2013
Jun 30, 2014
Dec 31, 2014

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2045 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	5.42%	5.65%
Three Years	15.85%	16.02%
Five Years	11.61%	11.71%
Since Inception	11.60%	11.70%
Class Inception Date	January 4, 2010	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2050 Fund

Summary of Performance

•	The Vantagepoint Milestone 2050 Fund (the “Fund”) Investor M Shares gained 5.26% in 2014.

•	The Fund’s market benchmark, the S&P 500 Index, 13.69%.

•	The Fund’s peer group, the Morningstar Target Date 2046–2050 Funds Average, a group of mutual funds with similar investment objectives, gained 5.42%.

•	The Fund’s custom benchmark, which is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI-EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent, gained 9.59%.

Commentary

The Fund’s investment objective is to offer high total return consistent with its current asset allocation. The Fund invests in a combination of other Vantagepoint Funds and one or more third party ETFs using an asset allocation strategy designed for investors who expect to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2050. The Fund invests in a combination of equity, fixed income, and multi-strategy investments that the Fund’s investment adviser believes to be appropriate. Multi-strategy investments generally include asset classes and strategies that seek to provide additional diversification from traditional stocks and bonds. Examples may include convertible securities, derivative-based strategies, and real estate investment trusts (REITs), among others. As time elapses, the Fund’s allocation to equity and multi-strategy investments decreases and the Fund’s allocation to fixed income investments increases so that by June 30 of the year 2060 (10 years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 30% in equity funds, 63% in fixed income funds, and 7% in the multi-strategy fund.

Overall Performance

The Milestone 2050 Fund’s total performance reflected the positive returns of the U.S. equity market and the negative returns of foreign equity markets for the year. All of the underlying funds with at least one year of performance, with the exception of the International

Fund, provided positive returns. Following is the performance of the T Shares of the underlying Vantagepoint Funds and the performance of the third party emerging markets ETF: Growth & Income Fund - 10.98%; Growth Fund - 10.24%; Equity Income Fund - 8.43%; Select Value Fund - 8.32%; Mid/Small Company Index Fund - 7.05%; Discovery Fund - 6.37%; Aggressive Opportunities Fund - 5.44%; International Fund - (2.68)%; Diversifying Strategies Fund - 3.75%; and the third party emerging markets ETF - 0.60%. For more information about the performance of the underlying Vantagepoint Funds please refer to each Fund’s commentary within this report.

In May 2014, the Fund added a 1.0% allocation to the underlying High Yield Fund, which had less than one year of performance as of year-end and did not significantly impact performance. Also in May, the allocation to the underlying equity funds was decreased from 95.0% to 84.0%, the allocation to the underlying fixed income funds was decreased from 5.0% to 1.0%, and a 15.0% allocation to the multi-strategy fund, Diversifying Strategies Fund, was added. These allocation changes resulted in lower equity exposure, which reduced performance.

Performance Relative to the Market Benchmark

The Fund’s underperformance relative to its U.S. large-capitalization equity market benchmark primarily resulted from its allocation to small-capitalization and foreign equities within the underlying funds, which generally underperformed U.S. large-capitalization equities; and, the Fund’s allocation to the underlying multi-strategy fund, which also underperformed the market benchmark. All of the Fund’s underlying funds, including the third party emerging markets ETF, trailed the market benchmark.

Performance Relative to the Peer Group

The Fund’s underperformance relative to its peer group primarily resulted from a higher allocation to small-capitalization securities within the underlying funds, which underperformed large-capitalization securities. The underperformance was partially offset by a higher allocation to U.S. equity funds, which generally outperformed foreign equity funds.

Performance Relative to the Custom Benchmark

The Fund’s underperformance relative to its custom benchmark primarily resulted from each of the underlying U.S. equity funds and the multi-strategy fund underperforming their respective index in the custom benchmark. This underperformance was partially offset by the foreign equity funds, including the International Fund and third party emerging markets ETF, which each outperformed its respective asset class index in the custom benchmark.

Vantagepoint Milestone 2050 Fund

Average Annual Total Returns for the periods ended December 31, 2014*

	INVESTOR M SHARES	TM SHARES
One Year	5.26%	5.55%
Since Inception	14.80%	15.01%
Class Inception Date	September 11, 2012	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The net version of this index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Low Duration Bond Fund, Inflation Focused Fund (formerly Inflation Protected Securities Fund), High Yield Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversifying Strategies Fund (formerly Diversified Assets Fund), Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio All-Equity Growth Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund, Milestone 2045 Fund, and Milestone 2050 Fund comprising The Vantagepoint Funds (hereafter referred to as the “Funds”) at December 31 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 27, 2015

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Low Duration Bond	Inflation Focused Fund(1)	High Yield Fund	Equity Income
ASSETS:
Investment in securities, at value†	$805,165,939	$527,801,035	$379,054,125	$2,407,759,238
Cash	42,529	—	56,649	79,628
Cash denominated in foreign currencies	1,990	15,042	1,126,031	—
Receivables:
Dividends	1,964	2,044	1,867	2,897,212
Interest	3,380,435	2,324,380	5,662,171	—
Security lending income	2,092	121	15,993	75,474
Investments sold	—	—	—	545,040
Fund shares sold	3,691,222	1,379,329	2,166,225	199,908
Recoverable foreign taxes	—	27,208	11,381	52,926
Variation margin on futures contracts	—	—	112,878	—
Variation Margin on Centrally Cleared Swaps	—	19,626	—	—
Due from broker—swap agreements collateral	—	4,000	—	—
Unrealized appreciation on forward foreign currency exchange contracts	6,605	—	408,581	—

Total Assets	812,292,776	531,572,785	388,615,901	2,411,609,426

LIABILITIES:
Payables:
Investments purchased	—	2,992,500	723,600	712,643
Distributions	3,142,503	1,117,164	2,002,533	—
Fund shares redeemed	68,900	105,341	—	65,142
Variation margin on futures contracts	2,262	13,932	—	—
Collateral for securities loaned	10,688,408	—	23,052,328	33,567,114
Swap agreements, at value (Premium $0, $35,560, $0 and $0)	—	1,854,804	—	—
Written Options, at value (Premium $0, $452,620, $0 and $0)	—	424,856	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	14,299	—
Accrued Expenses:
Advisory fees	67,657	44,666	85,325	199,468
Subadviser fees	263,605	196,703	316,509	1,772,196
Fund services fees	80,613	50,015	30,474	211,009
Administration fees	5,832	5,832	6,000	5,832
Directors’ fees and expenses	2,616	2,008	1,171	8,652
Other accrued expenses	77,912	103,159	244,725	239,560

Total Liabilities	14,400,308	6,910,980	26,476,964	36,781,616

NET ASSETS	$797,892,468	$524,661,805	$362,138,937	$2,374,827,810

NET ASSETS REPRESENTED BY:
Paid-in capital	$797,207,137	$534,357,089	$382,252,328	$1,910,208,618
Undistributed net investment income (loss)	(37,480)	(30,568)	(106,160)	695,028
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, written options and swap agreements	(212,249)	(9,117,020)	(2,401,183)	18,439,955
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions, written options and swap agreements	935,060	(547,696)	(17,606,048)	445,484,209

NET ASSETS	$797,892,468	$524,661,805	$362,138,937	$2,374,827,810

CAPITAL SHARES:
Net Assets—Investor Shares	$61,116,123	$24,895,123	$—	$54,954,960
Shares Outstanding—Investor Shares	6,073,191	2,356,266	—	5,523,417
Net Asset Value—Investor Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.06	$10.57	$—	$9.95
Net Assets—T Shares	$736,776,345	$499,766,682	$362,138,937	$2,319,872,850
Shares Outstanding—T Shares	73,199,702	47,239,949	38,230,368	233,190,249
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.07	$10.58	$9.47	$9.95
Cost of investments	$804,214,500	$525,172,404	$396,950,640	$1,962,267,098
Cost of cash denominated in foreign currencies	$1,990	$19,482	$1,139,842	$—

† Includes securities on loan with values of (Note 7):	$10,466,741	$—	$22,623,069	$32,397,745
(1)	Formerly Inflation Protected Securities Fund.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Growth & Income	Growth	Select Value	Aggressive Opportunities
ASSETS:
Investment in securities, at value†	$1,735,599,778	$2,357,074,047	$457,876,639	$1,157,890,932
Cash	—	1,224	—	560,422
Cash denominated in foreign currencies	3,397	—	—	—
Receivables:
Dividends	1,965,964	1,235,414	784,981	408,069
Security lending income	2,242	9,985	2,062	44,428
Investments sold	144,873	—	2,942,183	2,582,286
Fund shares sold	405,880	173,840	47,193	21,433
Recoverable foreign taxes	615	—	—	—

Total Assets	1,738,122,749	2,358,494,510	461,653,058	1,161,507,570

LIABILITIES:
Payables:
Investments purchased	246,767	—	3,060,928	2,848,075
Fund shares redeemed	15,867	289,767	37,043	282,148
Collateral for securities loaned	13,777,786	42,790,182	3,316,445	52,918,319
Other	116	—	—	—
Accrued Expenses:
Advisory fees	145,040	196,458	37,762	92,804
Subadviser fees	1,230,419	1,706,239	531,113	945,546
Fund services fees	152,776	201,468	39,509	99,763
Administration fees	5,832	5,823	5,832	5,832
Directors’ fees and expenses	6,064	8,162	1,688	4,132
Other accrued expenses	187,022	248,753	77,089	135,242

Total Liabilities	15,767,689	45,446,852	7,107,409	57,331,861

NET ASSETS	$1,722,355,060	$2,313,047,658	$454,545,649	$1,104,175,709

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,248,000,657	$1,688,399,528	$370,963,486	$870,040,348
Undistributed net investment income	94,147	75,854	367,106	5,485,551
Accumulated net realized gain on investments and foreign currency transactions	9,400,090	14,538,758	11,055,803	16,987,124
Net unrealized appreciation on investments and foreign currency transactions	464,860,166	610,033,518	72,159,254	211,662,686

NET ASSETS	$1,722,355,060	$2,313,047,658	$454,545,649	$1,104,175,709

CAPITAL SHARES:
Net Assets—Investor Shares	$37,002,971	$23,614,195	$8,325,186	$32,941,497
Shares Outstanding—Investor Shares	2,906,108	1,741,873	701,997	2,861,332
Net Asset Value—Investor Shares offering and redemption price per share (net assets divided by shares outstanding)	$12.73	$13.56	$11.86	$11.51
Net Assets—T Shares	$1,685,352,089	$2,289,433,463	$446,220,463	$1,071,234,212
Shares Outstanding—T Shares	132,367,316	168,968,685	37,622,374	92,989,503
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$12.73	$13.55	$11.86	$11.52
Cost of investments	$1,270,739,589	$1,747,040,529	$385,717,385	$946,228,247
Cost of cash denominated in foreign currencies	$3,378	$—	$—	$—

† Includes securities on loan with values of (Note 7):	$13,362,015	$41,734,984	$3,228,992	$51,416,205

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Discovery	International	Diversifying Strategies(1)
ASSETS:
Investment in securities, at value†	$314,115,410	$1,533,387,240	$1,098,244,874
Cash	—	9,205	—
Cash denominated in foreign currencies	32	3,333,920	913
Receivables:
Dividends	127,148	2,243,068	333,152
Interest	421,293	—	3,866,661
Security lending income	18,998	96,043	—
Investments sold	723,054	311,502	32,759
Fund shares sold	155,966	1,707,832	—
Recoverable foreign taxes	—	677,020	58,870
Unrealized appreciation on forward foreign currency exchange contracts	—	—	68,896

Total Assets	315,561,901	1,541,765,830	1,102,606,125

LIABILITIES:
Payables:
Investments purchased	5,297,258	1,741,451	270,069
Fund shares redeemed	163,801	6,657	3,345
Variation margin on futures contracts	1,151,094	—	2,750,855
Foreign taxes	—	14,353	—
Collateral for securities loaned	15,971,927	19,283,065	—
Due to custodian	—	—	1,830,190
Other	—	62,079	—
Accrued Expenses:
Advisory fees	23,700	128,847	92,078
Subadviser fees	295,527	1,776,692	733,638
Fund services fees	25,052	134,142	92,081
Administration fees	6,105	5,832	5,832
Directors’ fees and expenses	991	5,385	3,912
Other accrued expenses	66,325	375,427	141,542

Total Liabilities	23,001,780	23,533,930	5,923,542

NET ASSETS	$292,560,121	$1,518,231,900	$1,096,682,583

NET ASSETS REPRESENTED BY:
Paid-in capital	$267,749,526	$1,429,088,481	$1,083,431,119
Undistributed net investment income (loss)	469,868	(1,869,467)	(2,562,967)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, purchased options on Euro-Bund Futures and written options	325,857	(5,320,998)	(4,645,867)
Net unrealized appreciation on investments, futures contracts and foreign currency transactions	24,014,870	96,333,884	20,460,298

NET ASSETS	$292,560,121	$1,518,231,900	$1,096,682,583

CAPITAL SHARES:
Net Assets—Investor Shares	$6,419,212	$25,060,763	$—
Shares Outstanding—Investor Shares	639,170	2,419,976	—
Net Asset Value—Investor Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.04	$10.36	$—
Net Assets—T Shares	$286,140,909	$1,493,171,137	$1,096,682,583
Shares Outstanding—T Shares	28,465,568	144,061,738	108,253,008
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.05	$10.36	$10.13
Cost of investments	$294,391,186	$1,436,913,496	$1,088,366,319
Cost of cash denominated in foreign currencies	$32	$3,368,350	$939

† Includes securities on loan with values of (Note 7):	$15,513,557	$18,270,389	$—
(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
ASSETS:
Investment in securities, at value†	$1,811,504,152	$847,763,538	$900,259,190	$799,534,711	$305,037,720
Cash	—	—	63,240	103,191	—
Cash denominated in foreign currencies	—	—	—	—	191,870
Receivables:
Dividends	9,923	1,099,873	1,113,523	877,609	273,785
Interest	9,509,295	—	—	—	—
Security lending income	2,591	2,796	25,308	105,917	19,072
Investments sold	37,128,850	—	3,565	17,800	442,769
Fund shares sold	5,074,856	479,095	541,104	9,296	207,866
Due from investment adviser	69,824	32,908	34,841	29,497	12,415
Recoverable foreign taxes	—	—	—	—	283,745

Total Assets	1,863,299,491	849,378,210	902,040,771	800,678,021	306,469,242

LIABILITIES:
Payables:
Investments purchased	151,142,647	—	—	—	—
Distributions	4,508,418	—	—	—	—
Fund shares redeemed	43,335	505,454	141,255	601,530	42,103
Variation margin on futures contracts	—	300,105	260,081	43,211	14,350
Collateral for securities loaned	22,293,090	2,258,787	16,998,668	55,700,918	7,113,767
Due to custodian	1,348	—	—	—	—
Accrued Expenses:
Advisory fees	71,333	35,764	37,281	31,434	13,048
Subadviser fees	42,581	20,529	35,031	26,538	31,129
Fund services fees	146,571	79,492	82,168	68,110	28,065
Administration fees	5,832	5,832	5,832	5,832	5,832
Directors’ fees and expenses	5,545	2,482	2,952	2,618	1,111
Other accrued expenses	229,856	88,971	112,141	85,028	171,914

Total Liabilities	178,490,556	3,297,416	17,675,409	56,565,219	7,421,319

NET ASSETS	$1,684,808,935	$846,080,794	$884,365,362	$744,112,802	$299,047,923

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,655,514,484	$514,558,392	$464,425,976	$531,806,065	$297,692,314
Undistributed net investment income (loss)	(96,343)	552,292	6,478,612	2,044,672	(801,273)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(17,011,222)	(3,311,101)	(1,912,622)	8,048,795	(5,137,145)
Net unrealized appreciation on investments, futures contracts and foreign currency transactions	46,402,016	334,281,211	415,373,396	202,213,270	7,294,027

NET ASSETS	$1,684,808,935	$846,080,794	$884,365,362	$744,112,802	$299,047,923

CAPITAL SHARES:
Net Assets—Class I	$23,155,021	$47,690,463	$44,987,822	$31,273,064	$11,317,799
Shares Outstanding—Class I	2,246,944	2,966,584	2,598,676	1,570,647	985,294
Net Asset Value—Class I offering and redemption price per share (net assets divided by shares outstanding)	$10.31	$16.08	$17.31	$19.91	$11.49
Net Assets—Class II	$12,630,985	$20,025,860	$12,767,293	$14,595,928	$3,264,382
Shares Outstanding—Class II	1,217,519	1,327,001	789,505	784,902	305,350
Net Asset Value—Class II offering and redemption price per share (net assets divided by shares outstanding)	$10.37	$15.09	$16.17	$18.60	$10.69
Net Assets—T Shares	$1,649,022,929	$778,364,471	$826,610,247	$698,243,810	$284,465,742
Shares Outstanding—T Shares	160,085,400	48,373,379	47,733,394	35,051,890	24,763,563
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.30	$16.09	$17.32	$19.92	$11.49
Cost of investments	$1,765,102,136	$513,644,763	$485,055,781	$597,303,600	$297,698,759
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$191,707

† Includes securities on loan with values of (Note 7):	$21,892,095	$2,172,849	$16,461,550	$53,919,393	$6,722,610

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Model Portfolio Funds
	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
ASSETS:
Investment in securities, at value	$5,791,209	$27,097,066	$45,718,752	$28,558,226
Investments in securities of affiliated Mutual Funds, at value(a)	666,086,626	1,690,960,411	2,206,061,007	928,247,935
Cash	639,013	589,731	—	—
Receivables:
Dividends	846,649	1,347,917	1,061,230	42
Investments sold	—	—	53,418	—
Fund shares sold	65,958,171	135,785,293	183,730,562	85,288,827

Total Assets	739,321,668	1,855,780,418	2,436,624,969	1,042,095,030

LIABILITIES:
Payables:
Investments purchased	1,490,924	2,170,023	1,061,173	144,955
Distributions	65,910,091	135,500,353	183,701,222	85,125,777
Fund shares redeemed	41,634	82,653	95,605	—
Accrued Expenses:
Advisory fees	55,575	129,239	165,489	77,277
Fund services fees	23,586	29,545	25,667	11,397
Administration fees	4,905	4,905	4,905	4,905
Directors’ fees and expenses	2,424	6,224	8,131	3,408
Other accrued expenses	74,246	152,482	207,109	98,499

Total Liabilities	67,603,385	138,075,424	185,269,301	85,466,218

NET ASSETS	$671,718,283	$1,717,704,994	$2,251,355,668	$956,628,812

NET ASSETS REPRESENTED BY:
Paid-in capital	$628,742,023	$1,484,862,110	$1,859,501,727	$760,208,387
Undistributed net investment income (loss)	(2)	39,798	79,284	—
Accumulated net realized gain on investments	11,456,448	58,985,399	132,773,005	70,460,928
Net unrealized appreciation on investments	31,519,814	173,817,687	259,001,652	125,959,497

NET ASSETS	$671,718,283	$1,717,704,994	$2,251,355,668	$956,628,812

CAPITAL SHARES:
Net Assets—Investor M Shares	$111,405,607	$139,644,530	$121,562,179	$53,715,465
Shares Outstanding—Investor M Shares	4,457,887	5,487,106	4,808,684	2,067,680
Net Asset Value—Investor M Shares offering and redemption price per share (net assets divided by shares outstanding)	$24.99	$25.45	$25.28	$25.98
Net Assets—TM Shares	$560,312,676	$1,578,060,464	$2,129,793,489	$902,913,347
Shares Outstanding—TM Shares	22,414,599	61,986,891	84,220,696	34,742,111
Net Asset Value—TM Shares offering and redemption price per share (net assets divided by shares outstanding)	$25.00	$25.46	$25.29	$25.99
Cost of investments	$6,072,539	$28,488,941	$48,416,729	$29,961,565
Cost of securities of affiliated Mutual Funds	$634,285,482	$1,515,750,849	$1,944,361,378	$800,885,099

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
ASSETS:
Investment in securities, at value	$4,169,396	$3,819,607	$10,257,519	$15,451,825	$16,401,365
Investments in securities of affiliated Mutual Funds, at value(a)	328,535,298	287,631,925	569,910,996	736,121,433	626,800,612
Cash	326,845	217,412	353,888	304,754	165,862
Receivables:
Dividends	380,676	316,643	547,097	643,397	473,562
Fund shares sold	20,162,998	26,450,469	61,238,328	68,801,180	61,615,568

Total Assets	353,575,213	318,436,056	642,307,828	821,322,589	705,456,969

LIABILITIES:
Payables:
Investments purchased	821,296	594,454	1,152,974	1,083,414	837,509
Distributions	20,063,617	26,379,080	60,954,704	68,555,387	61,412,195
Fund shares redeemed	—	—	—	96,486	—
Accrued Expenses:
Advisory fees	28,248	24,854	49,342	63,665	54,386
Fund services fees	18,694	15,446	24,083	25,164	22,215
Administration fees	4,905	4,905	4,905	4,905	4,905
Directors’ fees and expenses	1,199	1,065	2,055	2,524	2,106
Other accrued expenses	43,174	41,418	62,966	67,778	59,628

Total Liabilities	20,981,133	27,061,222	62,251,029	69,899,323	62,392,944

NET ASSETS	$332,594,080	$291,374,834	$580,056,799	$751,423,266	$643,064,025

NET ASSETS REPRESENTED BY:
Paid-in capital	$325,936,243	$278,354,396	$546,921,078	$691,791,618	$582,104,584
Undistributed net investment income (loss)	—	—	—	(1)	—
Accumulated net realized gain on investments	7,271,290	7,649,723	12,540,722	22,003,096	22,721,330
Net unrealized appreciation (depreciation) on investments	(613,453)	5,370,715	20,594,999	37,628,553	38,238,111

NET ASSETS	$332,594,080	$291,374,834	$580,056,799	$751,423,266	$643,064,025

CAPITAL SHARES:
Net Assets—Investor M Shares	$87,998,981	$72,333,443	$113,514,191	$119,097,467	$105,615,401
Shares Outstanding—Investor M Shares	8,287,126	6,740,207	10,193,639	10,153,886	8,821,034
Net Asset Value—Investor M Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.62	$10.73	$11.14	$11.73	$11.97
Net Assets—TM Shares	$244,595,099	$219,041,391	$466,542,608	$632,325,799	$537,448,624
Shares Outstanding—TM Shares	23,030,396	20,407,549	41,890,536	53,890,917	44,862,660
Net Asset Value—TM Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.62	$10.73	$11.14	$11.73	$11.98
Cost of investments	$4,375,599	$3,997,006	$10,797,461	$16,212,685	$17,122,017
Cost of securities of affiliated Mutual Funds	$328,942,548	$282,083,811	$548,776,055	$697,732,020	$587,841,849

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2014

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
ASSETS:
Investment in securities, at value	$15,655,847	$12,133,669	$12,479,075	$5,196,657	$1,661,273
Investments in securities of affiliated Mutual Funds, at value(a)	520,404,882	359,552,251	345,348,207	133,735,628	42,293,454
Cash	60,904	7,314	—	—	—
Receivables:
Dividends	312,032	138,265	58,918	7,772	2,456
Fund shares sold	55,753,991	39,687,635	40,977,175	11,700,778	3,055,012

Total Assets	592,187,656	411,519,134	398,863,375	150,640,835	47,012,195

LIABILITIES:
Payables:
Investments purchased	501,313	420,491	158,717	186,131	128,573
Distributions	55,537,098	39,378,748	40,829,778	11,505,289	2,931,251
Fund shares redeemed	73,520	—	27,973	—	—
Accrued Expenses:
Advisory fees	45,300	31,407	30,257	11,669	3,664
Fund services fees	20,206	14,948	14,096	6,990	2,314
Administration fees	4,905	4,905	4,905	5,046	7,074
Directors’ fees and expenses	1,729	1,196	1,164	417	109
Other accrued expenses	53,025	42,557	41,977	34,202	36,238

Total Liabilities	56,237,096	39,894,252	41,108,867	11,749,744	3,109,223

NET ASSETS	$535,950,560	$371,624,882	$357,754,508	$138,891,091	$43,902,972

NET ASSETS REPRESENTED BY:
Paid-in capital	$480,095,226	$328,659,759	$311,688,111	$126,054,776	$42,602,943
Undistributed net investment income (loss)	(1)	1	—	—	—
Accumulated net realized gain on investments	21,128,085	17,367,754	18,498,014	9,174,233	2,893,857
Net unrealized appreciation (depreciation) on investments	34,727,250	25,597,368	27,568,383	3,662,082	(1,593,828)

NET ASSETS	$535,950,560	$371,624,882	$357,754,508	$138,891,091	$43,902,972

CAPITAL SHARES:
Net Assets—Investor M Shares	$96,056,709	$71,009,872	$66,928,106	$33,389,294	$11,111,336
Shares Outstanding—Investor M Shares	7,819,952	5,700,432	5,303,347	2,374,637	886,828
Net Asset Value—Investor M Shares offering and redemption price per share (net assets divided by shares outstanding)	$12.28	$12.46	$12.62	$14.06	$12.53
Net Assets—TM Shares	$439,893,851	$300,615,010	$290,826,402	$105,501,797	$32,791,636
Shares Outstanding—TM Shares	35,786,796	24,120,246	23,030,338	7,497,379	2,614,482
Net Asset Value—TM Shares offering and redemption price per share (net assets divided by shares outstanding)	$12.29	$12.46	$12.63	$14.07	$12.54
Cost of investments	$16,344,215	$12,694,013	$13,031,233	$5,387,874	$1,726,404
Cost of securities of affiliated Mutual Funds	$484,989,264	$333,394,539	$317,227,666	$129,882,329	$43,822,151

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2014 to December 31, 2014

	Low Duration Bond	Inflation Focused Fund(1)	High Yield Fund	Equity Income
INVESTMENT INCOME:
Dividends	$18,082	$18,978	$50,025	$52,734,114
Interest	11,484,464	9,440,450	11,406,868	—
Security lending income	46,288	1,108	77,308	575,114
Foreign taxes withheld on dividends	—	—	(868)	(286,775)

Total investment income	11,548,834	9,460,536	11,533,333	53,022,453

EXPENSES:
Advisory (Note 4)	730,499	552,521	652,565	2,393,039
Subadviser	950,910	826,000	920,235	7,306,889
Fund services Investor Shares	182,189	92,989	—	206,336
Fund services T Shares	678,472	525,973	233,066	2,334,172
Custodian	50,685	36,364	39,735	44,094
Administration	18,000	18,000	12,000	18,000
Fund accounting	22,502	22,502	15,000	88,016
Legal	55,811	48,071	132,739	210,038
Audit	27,025	27,025	30,500	27,035
Directors	7,726	6,700	4,611	28,353
State license fees and memberships	26,045	40,856	9,800	62,538
Other expenses	46,854	31,542	104,299	142,092

Total expenses	2,796,718	2,228,543	2,154,550	12,860,602
Less waivers (Note 4)	—	—	—	(96,276)

Net Expenses	2,796,718	2,228,543	2,154,550	12,764,326

NET INVESTMENT INCOME	8,752,116	7,231,993	9,378,783	40,258,127

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	1,716,398	3,122,714	(2,235,648)	401,507,685
Forward contracts and foreign currency transactions	2,431	(26,020)	365,308	(23,345)
Futures contracts	2,298	(2,688,541)	(212,843)	—
Written options	—	332,876	—	—
Swap agreements	—	(1,121,390)	—	—

Net realized gain (loss)	1,721,127	(380,361)	(2,083,183)	401,484,340

Net change in unrealized appreciation (depreciation) on:
Investments	(3,869,249)	12,495,901	(17,896,515)	(247,996,574)
Forward contracts and foreign currency transactions	62,201	(4,339)	374,076	(10,828)
Futures contracts	(126,504)	(899,108)	(83,609)	—
Written options	—	(148,958)	—	—
Swap agreements	—	(1,877,080)	—	—

Net change in unrealized appreciation (depreciation)	(3,933,552)	9,566,416	(17,606,048)	(248,007,402)

NET GAIN (LOSS)	(2,212,425)	9,186,055	(19,689,231)	153,476,938

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,539,691	$16,418,048	$(10,310,448)	$193,735,065

(1)	Formerly Inflation Protected Securities Fund.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2014 to December 31, 2014

	Growth & Income	Growth	Select Value	Aggressive Opportunities
INVESTMENT INCOME:
Dividends	$33,693,728	$21,482,916	$9,313,437	$11,724,176
Security lending income	210,870	56,912	52,617	542,479
Foreign taxes withheld on dividends	(253,718)	(119,350)	(14,175)	(58,608)

Total investment income	33,650,880	21,420,478	9,351,879	12,208,047

EXPENSES:
Advisory (Note 4)	1,688,151	2,274,292	462,698	1,144,219
Subadviser	4,940,286	6,822,341	2,186,590	3,989,830
Fund services Investor Shares	136,606	99,452	31,877	114,367
Fund services T Shares	1,649,182	2,245,960	453,609	1,111,585
Custodian	61,777	44,956	22,159	28,716
Administration	18,000	18,000	18,000	18,000
Fund accounting	60,585	96,478	29,950	44,835
Legal	150,216	198,820	41,342	104,000
Audit	27,025	27,025	27,025	27,025
Directors	19,962	26,807	5,528	13,969
State license fees and memberships	31,751	43,227	17,865	30,657
Other expenses	116,910	133,274	35,677	70,166

Total expenses	8,900,451	12,030,632	3,332,320	6,697,369
Less waivers (Note 4)	(62,816)	—	—	—

Net Expenses	8,837,635	12,030,632	3,332,320	6,697,369

NET INVESTMENT INCOME	24,813,245	9,389,846	6,019,559	5,510,678

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	203,564,304	261,131,110	63,920,784	158,194,525
Forward contracts and foreign currency transactions	(3,802)	—	—	(4,606)

Net realized gain	203,560,502	261,131,110	63,920,784	158,189,919

Net change in unrealized appreciation (depreciation) on:
Investments	(52,211,112)	(48,951,875)	(32,655,980)	(106,899,286)
Forward contracts and foreign currency transactions	(52)	—	—	(68)

Net change in unrealized depreciation	(52,211,164)	(48,951,875)	(32,655,980)	(106,899,354)

NET GAIN	151,349,338	212,179,235	31,264,804	51,290,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$176,162,583	$221,569,081	$37,284,363	$56,801,243

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2014 to December 31, 2014

	Discovery	International		Diversifying Strategies(1)
INVESTMENT INCOME:
Dividends	$2,085,418	$51,418,848		$2,546,851
Interest	1,758,993	—		16,390,290
Security lending income	519,221	619,528		—
Foreign taxes withheld on dividends	(26,067)	(3,528,316)		(2,289)

Total investment income	4,337,565	48,510,060		18,934,852

EXPENSES:
Advisory (Note 4)	275,010	1,488,672		1,086,519
Subadviser	1,213,887	7,049,552		3,089,950
Fund services Investor Shares	19,151	68,765		—
Fund services T Shares	269,548	1,469,080		1,086,559
Custodian	27,016	423,247		146,280
Administration	18,273	18,000		18,000
Fund accounting	22,363	58,049		45,662
Legal	24,070	123,661		96,146
Audit	28,075	27,025		28,075
Directors	3,205	16,857		12,968
State license fees and memberships	15,476	28,628		10,225
Other expenses	20,388	85,953		77,944

Total expenses	1,936,462	10,857,489		5,698,328
Less waivers (Note 4)	—	(21,644)		(217,462)

Net Expenses	1,936,462	10,835,845		5,480,866

NET INVESTMENT INCOME	2,401,103	37,674,215		13,453,986

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	20,851,904	67,625,795		31,951,613
Forward contracts and foreign currency transactions	(36,907)	(405,020)		357,314
Futures contracts	6,094,905	—		13,433,505
Written options	—	—		(387,866)
Purchased options on Euro-Bund futures contracts	—	—		(317,968)

Net realized gain	26,909,902	67,220,775		45,036,598

Net change in unrealized appreciation (depreciation) on:
Investments	(12,651,204)	(145,017,192	)(a)	(26,949,082)
Forward contracts and foreign currency transactions	(2,490)	(170,509)		(165,274)
Futures contracts	808,675	—		7,910,279
Written options	—	—		246,160
Purchased options on Euro-Bund futures contracts	—	—		13,223

Net change in unrealized depreciation	(11,845,019)	(145,187,701)		(18,944,694)

NET GAIN (LOSS)	15,064,883	(77,966,926)		26,091,904

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,465,986	$(40,292,711)		$39,545,890

(1)	Formerly Diversified Assets Fund.
(a)	Net of increase in deferred foreign tax of $14,023.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2014 to December 31, 2014

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
INVESTMENT INCOME:
Dividends	$120,660	$14,476,741	$15,971,739	$11,688,374	$11,887,255
Interest	36,633,613	245	273	382	95
Security lending income	53,604	29,872	314,643	1,199,713	183,430
Foreign taxes withheld on dividends	—	(1,677)	(4,272)	(3,394)	(791,329)

Total investment income	36,807,877	14,505,181	16,282,383	12,885,075	11,279,451

EXPENSES:
Advisory (Note 4)	771,326	355,939	412,606	364,380	153,772
Subadviser	154,177	71,155	112,519	102,879	122,236
Fund services Class I	66,713	114,030	121,683	90,336	35,486
Fund services Class II	21,930	8,487	14,926	8,890	3,398
Fund services T Shares	1,498,485	665,378	769,725	689,758	292,316
Custodian	366,520	7,637	37,309	30,407	137,490
Administration	18,000	18,000	18,000	18,000	18,000
Fund accounting	51,960	26,344	29,330	26,483	26,344
Legal	116,590	57,755	70,956	64,541	25,956
Audit	27,025	27,025	27,025	27,025	27,025
Directors	16,271	7,827	9,380	8,508	3,497
State license fees and memberships	45,700	109,485	70,382	45,383	83,985
Other expenses	91,599	47,030	54,572	58,619	53,002

Total expenses	3,246,296	1,516,092	1,748,413	1,535,209	982,507
Less waivers (Note 4)	(749,243)	(332,689)	(384,862)	(344,879)	(146,158)

Net Expenses	2,497,053	1,183,403	1,363,551	1,190,330	836,349

NET INVESTMENT INCOME	34,310,824	13,321,778	14,918,832	11,694,745	10,443,102

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	14,213,184	20,824,196	9,403,044	39,859,540	1,123,654
Forward contracts and foreign currency transactions	—	—	—	—	(257,474)
Futures contracts	—	2,781,738	2,720,362	1,530,908	133,951

Net realized gain	14,213,184	23,605,934	12,123,406	41,390,448	1,000,131

Net change in unrealized appreciation (depreciation) on:
Investments	36,237,737	55,129,337	71,256,121	(2,802,258)	(30,369,487)
Forward contracts and foreign currency transactions	—	—	—	—	(35,939)
Futures contracts	—	(245,969)	(198,898)	(491,021)	(84,441)

Net change in unrealized appreciation (depreciation)	36,237,737	54,883,368	71,057,223	(3,293,279)	(30,489,867)

NET GAIN (LOSS)	50,450,921	78,489,302	83,180,629	38,097,169	(29,489,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,761,745	$91,811,080	$98,099,461	$49,791,914	$(19,046,634)

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2014 to December 31, 2014

	Model Portfolio Funds
	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$12,053,568	$31,855,853	$41,786,507	$14,759,943
Dividend income from non-affiliates	157,016	696,757	1,217,172	749,611

Total investment income	12,210,584	32,552,610	43,003,679	15,509,554

EXPENSES:
Advisory (Note 4)	649,932	1,515,943	1,936,485	895,639
Fund services Investor M Shares	263,770	329,470	288,097	128,081
Custodian	2,190	2,190	2,190	2,190
Administration	14,999	14,999	14,999	14,999
Fund accounting	22,664	54,198	79,772	30,566
Legal	55,703	144,154	189,383	81,028
Audit	20,427	20,427	20,427	20,427
Directors	7,690	19,719	25,806	10,874
State license fees and memberships	26,190	35,448	37,420	29,710
Other expenses	38,788	97,152	126,582	58,272

Total expenses	1,102,353	2,233,700	2,721,161	1,271,786

NET INVESTMENT INCOME	11,108,231	30,318,910	40,282,518	14,237,768

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments with non-affiliates	(55,988)	(11,163)	(259,165)	(399,113)
Investments with affiliates	44,772,824	55,671,043	59,640,323	26,756,547
Realized gain distributions from affiliated mutual funds	21,321,239	92,464,411	161,407,356	92,521,786

Net realized gain	66,038,075	148,124,291	220,788,514	118,879,220

Net change in unrealized appreciation (depreciation) on:
Investments with non-affiliates	(42,106)	(726,079)	(625,401)	(146,098)
Investments with affiliates	(55,161,483)	(99,198,773)	(139,572,014)	(76,807,978)

Net change in unrealized depreciation on investments	(55,203,589)	(99,924,852)	(140,197,415)	(76,954,076)

NET GAIN	10,834,486	48,199,439	80,591,099	41,925,144

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,942,717	$78,518,349	$120,873,617	$56,162,912

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2014 to December 31, 2014

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$6,095,740	$5,359,585	$10,622,770	$13,976,673	$12,080,394
Dividend income from non-affiliates	107,394	101,085	260,332	387,386	399,824

Total investment income	6,203,134	5,460,670	10,883,102	14,364,059	12,480,218

EXPENSES:
Advisory (Note 4)	330,751	292,370	569,500	703,754	590,102
Fund services Investor M Shares	219,102	181,264	277,313	276,406	239,293
Custodian	1,398	1,207	997	1,373	1,560
Administration	14,999	14,999	14,999	14,999	14,999
Fund accounting	12,499	12,499	21,422	24,383	18,966
Legal	27,967	24,824	48,646	59,354	49,628
Audit	20,427	20,427	20,427	20,427	20,427
Directors	3,820	3,394	6,583	7,931	6,602
State license fees and memberships	26,430	21,186	26,105	25,464	23,315
Other expenses	28,898	21,957	42,559	54,024	44,611

Total expenses	686,291	594,127	1,028,551	1,188,115	1,009,503

NET INVESTMENT INCOME	5,516,843	4,866,543	9,854,551	13,175,944	11,470,715

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments with non-affiliates	(14,774)	(4,531)	(48,294)	(60,788)	(50,101)
Investments with affiliates	9,037,165	15,648,680	40,315,177	41,685,629	36,193,538
Realized gain distributions from affiliated mutual funds	9,445,701	9,199,087	21,406,544	32,454,879	31,723,391

Net realized gain	18,468,092	24,843,236	61,673,427	74,079,720	67,866,828

Net change in unrealized appreciation (depreciation) on:
Investments with non-affiliates	(83,499)	(63,110)	(202,160)	(266,779)	(329,918)
Investments with affiliates	(12,204,003)	(17,765,537)	(46,798,208)	(54,591,139)	(50,375,719)

Net change in unrealized depreciation on investments	(12,287,502)	(17,828,647)	(47,000,368)	(54,857,918)	(50,705,637)

NET GAIN	6,180,590	7,014,589	14,673,059	19,221,802	17,161,191

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,697,433	$11,881,132	$24,527,610	$32,397,746	$28,631,906

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2014 to December 31, 2014

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$10,100,727	$6,986,660	$6,666,331	$2,557,686	$808,144
Dividend income from non-affiliates	371,595	294,833	306,949	119,797	34,669

Total investment income	10,472,322	7,281,493	6,973,280	2,677,483	842,813

EXPENSES:
Advisory (Note 4)	484,824	336,236	325,902	117,657	32,597
Fund services Investor M Shares	215,714	161,396	150,910	71,638	22,135
Custodian	2,294	1,617	1,735	1,271	3,552
Administration	14,999	14,999	14,999	14,999	15,000
Fund accounting	15,060	12,499	12,499	12,500	12,500
Legal	40,888	28,273	27,568	9,788	3,258
Audit	20,427	20,427	20,427	20,427	20,427
Directors	5,417	3,733	3,639	1,270	350
State license fees and memberships	21,709	20,625	19,912	19,716	17,660
Other expenses	36,548	25,770	24,922	14,700	8,545

Total expenses	857,880	625,575	602,513	283,966	136,024
Less reimbursements/waivers (Note 4)	—	—	—	—	(19,864)

Net Expenses	857,880	625,575	602,513	283,966	116,160

NET INVESTMENT INCOME	9,614,442	6,655,918	6,370,767	2,393,517	726,653

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments with non-affiliates	(47,111)	(77,735)	(88,485)	(25,846)	7,417
Investments with affiliates	32,895,297	22,986,780	24,817,012	5,295,982	1,215,596
Realized gain distributions from affiliated mutual funds	29,203,387	22,888,100	24,249,746	9,720,521	3,084,216

Net realized gain	62,051,573	45,797,145	48,978,273	14,990,657	4,307,229

Net change in unrealized appreciation (depreciation) on:
Investments with non-affiliates	(371,917)	(220,309)	(223,672)	(121,045)	(62,229)
Investments with affiliates	(46,119,900)	(34,124,523)	(37,251,426)	(10,700,988)	(3,229,674)

Net change in unrealized depreciation on investments	(46,491,817)	(34,344,832)	(37,475,098)	(10,822,033)	(3,291,903)

NET GAIN	15,559,756	11,452,313	11,503,175	4,168,624	1,015,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,174,198	$18,108,231	$17,873,942	$6,562,141	$1,741,979

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Low Duration Bond			Inflation Focused Fund(1)
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,752,116	$8,155,630		$7,231,993	$3,172,198
Net realized gain (loss)	1,721,127	1,861,813		(380,361)	6,846,715
Net change in unrealized appreciation (depreciation)	(3,933,552)	(4,634,675)		9,566,416	(66,006,189)

Net increase (decrease) in net assets resulting from operations	6,539,691	5,382,768		16,418,048	(55,987,276)

Distributions to shareholders from:
Net investment income—Investor Shares	(517,424)	(1,663,838)		(387,582)	(221,562)
Net investment income—T Shares	(8,289,473)	(5,940,188)		(8,342,141)	(4,325,100)
Net realized gain—Investor Shares	(175,848)	(150,290)		(66,255)	(623,505)
Net realized gain—T Shares	(2,127,626)	(1,748,177)		(1,316,175)	(11,975,515)

Total distributions	(11,110,371)	(9,502,493)		(10,112,153)	(17,145,682)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	22,324,799	40,565,488	(a)	3,220,170	26,955,242	(a)
Proceeds from sale of shares—T Shares	225,659,304	659,825,940	(b)	130,810,302	737,014,517	(b)
Reinvestment of distributions—Investor Shares	693,272	1,814,128	(a)	453,837	845,067	(a)
Reinvestment of distributions—T Shares	10,417,099	7,688,365	(b)	9,658,316	16,300,599	(b)
Value of shares redeemed—Investor Shares	(9,254,046)	(587,049,907	)(a)	(7,439,397)	(660,016,790	)(a)
Value of shares redeemed—T Shares	(49,633,621)	(108,729,626	)(b)	(201,165,860)	(134,483,013	)(b)

Net increase (decrease) from capital share transactions	200,206,807	14,114,388		(64,462,632)	(13,384,378)

Total increase (decrease) in net assets	195,636,127	9,994,663		(58,156,737)	(86,517,336)

NET ASSETS at beginning of year	602,256,341	592,261,678		582,818,542	669,335,878

NET ASSETS at end of year	$797,892,468	$602,256,341		$524,661,805	$582,818,542

Accumulated net investment loss included in net assets at end of year	$(37,480)	$(73,067)		$(30,568)	$—

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	2,202,204	3,985,435	(a)	297,947	2,298,837	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	68,570	178,277	(a)	41,800	78,875	(a)
Number of shares redeemed—Investor Shares	(913,208)	(57,568,197	)(a)	(694,041)	(56,096,884	)(a)

Net increase (decrease) in shares outstanding-Investor Shares	1,357,566	(53,404,485)		(354,294)	(53,719,172)

Number of shares sold—T Shares	22,245,686	64,728,519	(b)	12,112,802	63,122,487	(b)
Number of shares issued through reinvestment of dividends and distributions—T Shares	1,029,637	758,360	(b)	889,650	1,522,013	(b)
Number of shares redeemed—T Shares	(4,893,342)	(10,669,158	)(b)	(18,573,927)	(11,833,076	)(b)

Net increase (decrease) in shares outstanding—T Shares	18,381,981	54,817,721		(5,571,475)	52,811,424

(1)	Formerly Inflation Protected Securities Fund.
(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	High Yield Fund	Equity Income
	For the Period from May 1, 2014* to December 31, 2014	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$9,378,783	$40,258,127	$32,748,850
Net realized gain (loss)	(2,083,183)	401,484,340	125,236,365
Net change in unrealized appreciation (depreciation)	(17,606,048)	(248,007,402)	451,645,427

Net increase (decrease) in net assets resulting from operations	(10,310,448)	193,735,065	609,630,642

Distributions to shareholders from:
Net investment income—Investor Shares	—	(820,419)	(737,715)
Net investment income—T Shares	(9,802,943)	(40,860,125)	(33,945,922)
Net realized gain—Investor Shares	—	(8,634,805)	(2,872,559)
Net realized gain—T Shares	—	(363,285,274)	(114,400,246)

Total distributions	(9,802,943)	(413,600,623)	(151,956,442)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	—	4,816,993	15,231,439	(a)
Proceeds from sale of shares—T Shares	380,494,068	244,967,389	2,201,358,047	(b)
Reinvestment of distributions—Investor Shares	—	9,346,332	3,608,020	(a)
Reinvestment of distributions—T Shares	9,802,943	404,145,399	148,346,169	(b)
Value of shares redeemed—Investor Shares	—	(15,106,936)	(2,123,810,070	)(a)
Value of shares redeemed—T Shares	(8,044,683)	(540,918,163)	(235,269,955	)(b)

Net increase from capital share transactions	382,252,328	107,251,014	9,463,650

Total increase (decrease) in net assets	362,138,937	(112,614,544)	467,137,850

NET ASSETS at beginning of year	—	2,487,442,354	2,020,304,504

NET ASSETS at end of year	$362,138,937	$2,374,827,810	$2,487,442,354

Accumulated net investment income (loss) included in net assets at end of year	$(106,160)	$695,028	$242,642

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	—	420,557	1,541,223	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	—	936,506	330,405	(a)
Number of shares redeemed—Investor Shares	—	(1,294,022)	(220,690,078	)(a)

Net increase (decrease) in shares outstanding-Investor Shares	—	63,041	(218,818,450)

Number of shares sold—T Shares	38,046,736	21,501,911	227,428,866	(b)
Number of shares issued through reinvestment of dividends and distributions—T Shares	1,002,998	40,495,531	13,584,814	(b)
Number of shares redeemed—T Shares	(819,366)	(47,383,766)	(22,437,107	)(b)

Net increase in shares outstanding—T Shares	38,230,368	14,613,676	218,576,573

*	Commencement of operations
(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth & Income			Growth
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$24,813,245	$16,884,494		$9,389,846	$11,691,334
Net realized gain	203,560,502	141,012,660		261,131,110	191,835,786
Net change in unrealized appreciation (depreciation)	(52,211,164)	275,905,302		(48,951,875)	411,408,786

Net increase in net assets resulting from operations	176,162,583	433,802,456		221,569,081	614,935,906

Distributions to shareholders from:
Net investment income—Investor Shares	(471,226)	(366,671)		(54,011)	(103,933)
Net investment income—T Shares	(26,151,419)	(18,622,686)		(12,612,689)	(11,657,940)
Net realized gain—Investor Shares	(4,333,419)	(2,734,608)		(654,616)	—
Net realized gain—T Shares	(198,226,748)	(115,428,501)		(63,407,955)	—

Total distributions	(229,182,812)	(137,152,466)		(76,729,271)	(11,761,873)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	5,241,662	15,028,134	(a)	1,974,137	10,947,178	(a)
Proceeds from sale of shares—T Shares	224,039,742	1,513,212,382	(b)	106,099,073	2,006,555,579	(b)
Reinvestment of distributions—Investor Shares	4,799,820	3,098,476	(a)	708,627	103,933	(a)
Reinvestment of distributions—T Shares	224,378,167	134,051,187	(b)	76,020,644	11,657,940	(b)
Value of shares redeemed—Investor Shares	(12,327,086)	(1,377,006,631	)(a)	(12,301,146)	(1,974,576,991	)(a)
Value of shares redeemed—T Shares	(406,823,052)	(154,471,604	)(b)	(329,773,217)	(213,310,811	)(b)

Net increase (decrease) from capital share transactions	39,309,253	133,911,944		(157,271,882)	(158,623,172)

Total increase (decrease) in net assets	(13,710,976)	430,561,934		(12,432,072)	444,550,861

NET ASSETS at beginning of year	1,736,066,036	1,305,504,102		2,325,479,730	1,880,928,869

NET ASSETS at end of year	$1,722,355,060	$1,736,066,036		$2,313,047,658	$2,325,479,730

Accumulated net investment income included in net assets at end of year	$94,147	$111,728		$75,854	$515,017

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	382,693	1,280,956	(a)	151,497	1,068,641	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	374,693	238,711	(a)	51,914	8,278	(a)
Number of shares redeemed—Investor Shares	(873,747)	(120,341,046	)(a)	(914,030)	(195,986,441	)(a)

Net decrease in shares outstanding-Investor Shares	(116,361)	(118,821,379)		(710,619)	(194,909,522)

Number of shares sold—T Shares	16,354,505	130,400,734	(b)	8,262,721	198,573,974	(b)
Number of shares issued through reinvestment of dividends and distributions—T Shares	17,515,860	10,327,518	(b)	5,573,361	928,935	(b)
Number of shares redeemed—T Shares	(29,813,560)	(12,417,741	)(b)	(25,386,787)	(18,983,519	)(b)

Net increase (decrease) in shares outstanding—T Shares	4,056,805	128,310,511		(11,550,705)	180,519,390

(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Select Value			Aggressive Opportunities
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,019,559	$5,270,060		$5,510,678	$3,819,807
Net realized gain	63,920,784	65,520,186		158,189,919	124,685,874
Net change in unrealized appreciation (depreciation)	(32,655,980)	52,501,065		(106,899,354)	235,361,814

Net increase in net assets resulting from operations	37,284,363	123,291,311		56,801,243	363,867,495

Distributions to shareholders from:
Net investment income—Investor Shares	(85,104)	(80,138)		—	(102,553)
Net investment income—T Shares	(5,727,626)	(4,823,744)		(2,251,679)	(5,981,960)
Net realized gain—Investor Shares	(1,146,087)	(1,063,558)		(4,926,216)	(2,784,111)
Net realized gain—T Shares	(60,566,966)	(54,180,973)		(158,932,923)	(103,621,112)

Total distributions	(67,525,783)	(60,148,413)		(166,110,818)	(112,489,736)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	1,820,495	9,493,907	(a)	3,335,896	7,008,302	(a)
Proceeds from sale of shares—T Shares	68,584,217	448,840,305	(b)	74,333,241	1,075,216,812	(b)
Reinvestment of distributions—Investor Shares	1,231,191	1,143,696	(a)	4,894,384	2,886,664	(a)
Reinvestment of distributions—T Shares	66,294,592	59,004,717	(b)	161,184,602	109,603,072	(b)
Value of shares redeemed—Investor Shares	(3,315,794)	(391,615,933	)(a)	(4,516,382)	(1,057,021,153	)(a)
Value of shares redeemed—T Shares	(126,563,191)	(68,864,249	)(b)	(268,462,058)	(140,084,683	)(b)

Net increase (decrease) from capital share transactions	8,051,510	58,002,443		(29,230,317)	(2,390,986)

Total increase (decrease) in net assets	(22,189,910)	121,145,341		(138,539,892)	248,986,773

NET ASSETS at beginning of year	476,735,559	355,590,218		1,242,715,601	993,728,828

NET ASSETS at end of year	$454,545,649	$476,735,559		$1,104,175,709	$1,242,715,601

Accumulated net investment income included in net assets at end of year	$367,106	$656,367		$5,485,551	$3,572,909

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	139,730	766,624	(a)	256,980	610,544	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	103,986	90,268	(a)	424,123	228,737	(a)
Number of shares redeemed—Investor Shares	(250,619)	(32,626,490	)(a)	(350,328)	(95,752,156	)(a)

Net increase (decrease) in shares outstanding-Investor Shares	(6,903)	(31,769,598)		330,775	(94,912,875)

Number of shares sold—T Shares	5,268,863	36,926,297	(b)	5,768,524	96,959,354	(b)
Number of shares issued through reinvestment of dividends and distributions—T Shares	5,599,205	4,653,369	(b)	13,967,470	8,684,871	(b)
Number of shares redeemed—T Shares	(9,576,653)	(5,248,707	)(b)	(20,912,573)	(11,478,143	)(b)

Net increase (decrease) in shares outstanding—T Shares	1,291,415	36,330,959		(1,176,579)	94,166,082

(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Discovery			International
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,401,103	$2,340,660		$37,674,215	$27,512,209
Net realized gain	26,909,902	53,232,618		67,220,775	96,055,895
Net change in unrealized appreciation (depreciation)	(11,845,019)	25,148,156		(145,187,701)	99,261,424

Net increase (decrease) in net assets resulting from operations	17,465,986	80,721,434		(40,292,711)	222,829,528

Distributions to shareholders from:
Net investment income—Investor Shares	(33,955)	(24,674)		(847,023)	(324,174)
Net investment income—T Shares	(1,966,387)	(2,278,117)		(53,317,861)	(30,641,649)
Net realized gain—Investor Shares	(815,141)	(623,318)		(110,835)	—
Net realized gain—T Shares	(34,333,271)	(45,897,970)		(6,630,935)	—

Total distributions	(37,148,754)	(48,824,079)		(60,906,654)	(30,965,823)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	5,540,282	6,437,198	(a)	11,894,255	33,149,320	(a)
Proceeds from sale of shares—T Shares	87,311,145	247,226,760	(b)	277,833,649	1,484,852,766	(b)
Reinvestment of distributions—Investor Shares	849,096	647,992	(a)	957,858	324,174	(a)
Reinvestment of distributions—T Shares	36,299,658	48,176,087	(b)	59,948,796	30,641,649	(b)
Value of shares redeemed—Investor Shares	(3,256,085)	(234,034,688	)(a)	(2,287,120)	(1,354,343,436	)(a)
Value of shares redeemed—T Shares	(93,351,184)	(34,373,522	)(b)	(164,351,608)	(256,562,888	)(b)

Net increase (decrease) from capital share transactions	33,392,912	34,079,827		183,995,830	(61,938,415)

Total increase in net assets	13,710,144	65,977,182		82,796,465	129,925,290

NET ASSETS at beginning of year	278,849,977	212,872,795		1,435,435,435	1,305,510,145

NET ASSETS at end of year	$292,560,121	$278,849,977		$1,518,231,900	$1,435,435,435

Accumulated net investment income (loss) included in net assets at end of year	$469,868	$145,641		$(1,869,467)	$12,131,676

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	509,860	621,093	(a)	1,049,102	3,349,541	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	85,767	60,673	(a)	91,749	29,923	(a)
Number of shares redeemed—Investor Shares	(301,173)	(22,791,895	)(a)	(203,947)	(137,437,695	)(a)

Net increase (decrease) in shares outstanding-Investor Shares	294,454	(22,110,129)		936,904	(134,058,231)

Number of shares sold—T Shares	8,091,291	23,883,843	(b)	24,670,625	149,658,231	(b)
Number of shares issued through reinvestment of dividends and distributions—T Shares	3,662,932	4,510,870	(b)	5,742,222	2,828,496	(b)
Number of shares redeemed—T Shares	(8,620,332)	(3,063,036	)(b)	(14,340,291)	(24,497,545	)(b)

Net increase in shares outstanding—T Shares	3,133,891	25,331,677		16,072,556	127,989,182

(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Diversifying Strategies(1)			Core Bond Index
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$13,453,986	$12,217,795		$34,310,824	$28,138,919
Net realized gain	45,036,598	28,742,383		14,213,184	917,714
Net change in unrealized appreciation (depreciation)	(18,944,694)	16,908,582		36,237,737	(59,225,189)

Net increase (decrease) in net assets resulting from operations	39,545,890	57,868,760		84,761,745	(30,168,556)

Distributions to shareholders from:
Net investment income—Class I	—	—		(544,019)	(4,513,580)
Net investment income—Class II	—	—		(544,667)	(2,139,819)
Net investment income—T Shares	(23,586,169)	(19,309,467)		(40,650,554)	(29,373,097)
Net realized gain—T Shares	(46,251,344)	(12,954,725)		—	—

Total distributions	(69,837,513)	(32,264,192)		(41,739,240)	(36,026,496)

Capital share transactions:
Proceeds from sale of shares—Class I	—	—		5,647,559	38,640,943
Proceeds from sale of shares—Class II	—	—		1,879,808	16,454,467
Proceeds from sale of shares—T Shares	235,173,400	158,059,115	(a)	504,565,112	1,368,035,424	(b)
Reinvestment of distributions—Class I	—	—		544,019	4,513,580
Reinvestment of distributions—Class II	—	—		544,667	2,139,819
Reinvestment of distributions—T Shares	69,837,513	32,264,192	(a)	40,650,554	29,373,097	(b)
Value of shares redeemed—Class I	—	—		(5,749,889)	(919,028,097)
Value of shares redeemed—Class II	—	—		(17,062,487)	(326,228,097)
Value of shares redeemed—T Shares	(271,626,079)	(87,112,245	)(a)	(168,777,771)	(111,286,830	)(b)

Net increase from capital share transactions	33,384,834	103,211,062		362,241,572	102,614,306

Total increase in net assets	3,093,211	128,815,630		405,264,077	36,419,254

NET ASSETS at beginning of year	1,093,589,372	964,773,742		1,279,544,858	1,243,125,604

NET ASSETS at end of year	$1,096,682,583	$1,093,589,372		$1,684,808,935	$1,279,544,858

Accumulated net investment income (loss) included in net assets at end of year	$(2,562,967)	$(3,342,826)		$(96,343)	$5,799

SHARE TRANSACTIONS:
Number of shares sold—Class I	—	—		550,726	3,697,944
Number of shares issued through reinvestment of dividends and distributions—Class I	—	—		53,202	433,197
Number of shares redeemed—Class I	—	—		(562,146)	(87,871,264)

Net increase (decrease) in shares outstanding-Class I	—	—		41,782	(83,740,123)

Number of shares sold—Class II	—	—		182,251	1,579,374
Number of shares issued through reinvestment of dividends and distributions—Class II	—	—		53,035	205,027
Number of shares redeemed—Class II	—	—		(1,651,045)	(31,008,363)

Net decrease in shares outstanding-Class II	—	—		(1,415,759)	(29,223,962)

Number of shares sold—T Shares	22,385,620	15,219,041	(a)	49,497,440	131,110,998	(b)
Number of shares issued through reinvestment of dividends and distributions—T Shares	6,914,606	3,111,301	(a)	3,974,622	2,884,304	(b)
Number of shares redeemed—T Shares	(25,903,396)	(8,441,046	)(a)	(16,514,886)	(10,867,078	)(b)

Net increase in shares outstanding—T Shares	3,396,830	9,889,296		36,957,176	123,128,224

(1)	Formerly Diversified Assets Fund.
(a)	On March 1, 2013 all outstanding shares were renamed T Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	500 Stock Index			Broad Market Index
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$13,321,778	$10,862,338		$14,918,832	$12,041,497
Net realized gain	23,605,934	21,955,245		12,123,406	17,570,471
Net change in unrealized appreciation	54,883,368	121,033,076		71,057,223	155,398,491

Net increase in net assets resulting from operations	91,811,080	153,850,659		98,099,461	185,010,459

Distributions to shareholders from:
Net investment income—Class I	(640,678)	(461,525)		(640,269)	(470,033)
Net investment income—Class II	(343,645)	(38,570)		(213,009)	(257,019)
Net investment income—T Shares	(12,049,184)	(10,123,159)		(13,458,430)	(10,904,466)
Net realized gain—Class I	(861,906)	(82,039)		(528,649)	(468,022)
Net realized gain—Class II	(397,104)	(6,159)		(159,115)	(223,484)
Net realized gain—T Shares	(14,168,004)	(1,610,120)		(9,617,698)	(9,439,615)

Total distributions	(28,460,521)	(12,321,572)		(24,617,170)	(21,762,639)

Capital share transactions:
Proceeds from sale of shares—Class I	15,072,916	10,246,532		9,534,729	14,150,568
Proceeds from sale of shares—Class II	17,855,525	7,762,420		1,277,348	15,290,639
Proceeds from sale of shares—T Shares	140,762,443	568,091,459	(a)	170,379,043	663,654,017	(a)
Reinvestment of distributions—Class I	1,500,551	542,591		1,168,918	938,055
Reinvestment of distributions—Class II	740,749	44,729		372,124	480,503
Reinvestment of distributions—T Shares	26,217,188	11,733,279	(a)	23,076,128	20,344,081	(a)
Value of shares redeemed—Class I	(4,174,845)	(102,782,107)		(5,397,274)	(120,738,735)
Value of shares redeemed—Class II	(1,118,082)	(369,855,589)		(6,196,369)	(458,360,911)
Value of shares redeemed—T Shares	(75,913,641)	(58,506,142	)(a)	(163,412,727)	(73,226,360	)(a)

Net increase from capital share transactions	120,942,804	67,277,172		30,801,920	62,531,857

Total increase in net assets	184,293,363	208,806,259		104,284,211	225,779,677

NET ASSETS at beginning of year	661,787,431	452,981,172		780,081,151	554,301,474

NET ASSETS at end of year	$846,080,794	$661,787,431		$884,365,362	$780,081,151

Accumulated net investment income included in net assets at end of year	$552,292	$470,014		$6,478,612	$6,210,984

SHARE TRANSACTIONS:
Number of shares sold—Class I	966,736	794,249		578,469	1,008,725
Number of shares issued through reinvestment of dividends and distributions—Class I	92,856	37,628		67,295	60,209
Number of shares redeemed—Class I	(269,793)	(8,499,916)		(324,033)	(9,162,704)

Net increase (decrease) in shares outstanding-Class I	789,799	(7,668,039)		321,731	(8,093,770)

Number of shares sold—Class II	1,188,128	681,224		80,743	1,190,627
Number of shares issued through reinvestment of dividends and distributions—Class II	48,830	3,298		22,942	32,979
Number of shares redeemed—Class II	(74,568)	(32,577,371)		(386,047)	(37,439,109)

Net increase (decrease) in shares outstanding-Class II	1,162,390	(31,892,849)		(282,362)	(36,215,503)

Number of shares sold—T Shares	8,982,701	46,268,985	(a)	10,198,937	49,665,300	(a)
Number of shares issued through reinvestment of dividends and distributions—T Shares	1,620,345	813,681	(a)	1,328,505	1,305,782	(a)
Number of shares redeemed—T Shares	(5,017,073)	(4,295,260	)(a)	(9,746,463)	(5,018,667	)(a)

Net increase in shares outstanding—T Shares	5,585,973	42,787,406		1,780,979	45,952,415

(a)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Mid/Small Company Index			Overseas Equity Index
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$11,694,745	$9,270,609		$10,443,102	$6,679,041
Net realized gain	41,390,448	51,397,045		1,000,131	2,507,732
Net change in unrealized appreciation (depreciation)	(3,293,279)	126,672,664		(30,489,867)	41,702,484

Net increase (decrease) in net assets resulting from operations	49,791,914	187,340,318		(19,046,634)	50,889,257

Distributions to shareholders from:
Net investment income—Class I	(387,206)	(293,878)		(350,736)	(240,007)
Net investment income—Class II	(237,968)	(70,206)		(114,766)	(82,655)
Net investment income—T Shares	(10,386,755)	(8,292,024)		(9,532,614)	(6,648,183)
Net realized gain—Class I	(1,358,208)	(1,955,310)		—	—
Net realized gain—Class II	(693,040)	(407,156)		—	—
Net realized gain—T Shares	(30,547,748)	(47,372,342)		—	—

Total distributions	(43,610,925)	(58,390,916)		(9,998,116)	(6,970,845)

Capital share transactions:
Proceeds from sale of shares—Class I	6,453,535	10,979,689		2,881,307	1,940,484
Proceeds from sale of shares—Class II	9,525,538	8,884,721		272,901	2,707,121
Proceeds from sale of shares—T Shares	165,951,642	594,343,313	(a)	53,656,523	256,960,991	(a)
Reinvestment of distributions—Class I	1,744,150	2,247,341		350,736	240,007
Reinvestment of distributions—Class II	931,008	477,362		114,766	82,655
Reinvestment of distributions—T Shares	40,934,503	55,664,366	(a)	9,532,614	6,648,183	(a)
Value of shares redeemed—Class I	(5,512,482)	(308,904,404)		(1,881,519)	(49,421,053)
Value of shares redeemed—Class II	(1,098,623)	(214,664,650)		(132,908)	(178,163,745)
Value of shares redeemed—T Shares	(201,843,999)	(49,283,497	)(a)	(33,613,310)	(16,690,596	)(a)

Net increase from capital share transactions	17,085,272	99,744,241		31,181,110	24,304,047

Total increase in net assets	23,266,261	228,693,643		2,136,360	68,222,459

NET ASSETS at beginning of year	720,846,541	492,152,898		296,911,563	228,689,104

NET ASSETS at end of year	$744,112,802	$720,846,541		$299,047,923	$296,911,563

Accumulated net investment income (loss) included in net assets at end of year	$2,044,672	$1,651,660		$(801,273)	$(1,096,591)

SHARE TRANSACTIONS:
Number of shares sold—Class I	320,706	608,104		226,443	166,440
Number of shares issued through reinvestment of dividends and distributions—Class I	88,044	115,783		30,158	19,576
Number of shares redeemed—Class I	(274,465)	(18,261,777)		(153,004)	(4,520,876)

Net increase (decrease) in shares outstanding-Class I	134,285	(17,537,890)		103,597	(4,334,860)

Number of shares sold—Class II	493,550	550,752		23,049	258,290
Number of shares issued through reinvestment of dividends and distributions—Class II	50,325	26,214		10,607	7,225
Number of shares redeemed—Class II	(58,049)	(13,459,569)		(11,426)	(17,470,108)

Net increase (decrease) in shares outstanding-Class II	485,826	(12,882,603)		22,230	(17,204,593)

Number of shares sold—T Shares	8,358,848	34,488,614	(a)	4,247,249	23,280,767	(a)
Number of shares issued through reinvestment of dividends and distributions—T Shares	2,065,313	2,866,342	(a)	819,657	542,266	(a)
Number of shares redeemed—T Shares	(10,142,417)	(2,584,810	)(a)	(2,731,197)	(1,395,179	)(a)

Net increase in shares outstanding—T Shares	281,744	34,770,146		2,335,709	22,427,854

(a)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Conservative Growth			Traditional Growth
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$11,108,231	$8,839,847		$30,318,910	$22,628,571
Net realized gain	66,038,075	20,018,851		148,124,291	72,255,751
Net change in unrealized appreciation (depreciation)	(55,203,589)	38,899,309		(99,924,852)	167,367,076

Net increase in net assets resulting from operations	21,942,717	67,758,007		78,518,349	262,251,398

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,679,979)	(1,271,018)		(2,182,122)	(1,468,448)
Net investment income—TM Shares	(9,749,879)	(7,985,806)		(28,304,882)	(21,410,541)
Net realized gain—Investor M Shares	(9,055,532)	(1,802,655)		(8,558,528)	(3,051,680)
Net realized gain—TM Shares	(45,424,701)	(9,776,908)		(96,454,822)	(38,342,555)

Total distributions	(65,910,091)	(20,836,387)		(135,500,354)	(64,273,224)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	14,633,416	32,223,906	(a)	17,958,028	32,466,818	(a)
Proceeds from sale of shares—TM Shares	49,918,035	587,736,769	(b)	108,786,295	1,525,232,391	(b)
Reinvestment of distributions—Investor M Shares	10,735,511	3,073,673	(a)	10,724,130	4,512,090	(a)
Reinvestment of distributions—TM Shares	55,174,580	17,762,714	(b)	124,759,704	59,753,096	(b)
Value of shares redeemed—Investor M Shares	(9,320,001)	(560,219,752	)(a)	(8,388,931)	(1,472,696,770	)(a)
Value of shares redeemed—TM Shares	(66,886,742)	(73,879,778	)(b)	(169,238,358)	(150,837,906	)(b)

Net increase (decrease) from capital share transactions	54,254,799	6,697,532		84,600,868	(1,570,281)

Total increase in net assets	10,287,425	53,619,152		27,618,863	196,407,893

NET ASSETS at beginning of year	661,430,858	607,811,706		1,690,086,131	1,493,678,238

NET ASSETS at end of year	$671,718,283	$661,430,858		$1,717,704,994	$1,690,086,131

Accumulated net investment income (loss) included in net assets at end of year	$(2)	$9,433		$39,798	$170,681

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	534,409	1,247,752	(a)	663,347	1,318,544	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	429,592	114,646	(a)	421,380	171,042	(a)
Number of shares redeemed—Investor M Shares	(342,824)	(21,946,062	)(a)	(311,618)	(61,033,131	)(a)

Net increase (decrease) in shares outstanding-Investor M Shares	621,177	(20,583,664)		773,109	(59,543,545)

Number of shares sold—TM Shares	1,822,349	22,968,407	(b)	4,004,882	63,033,994	(b)
Number of shares issued through reinvestment of dividends and distributions—TM Shares	2,206,983	662,541	(b)	4,900,224	2,265,091	(b)
Number of shares redeemed—TM Shares	(2,446,078)	(2,799,603	)(b)	(6,263,786)	(5,953,514	)(b)

Net increase in shares outstanding—TM Shares	1,583,254	20,831,345		2,641,320	59,345,571

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Long-Term Growth			All-Equity Growth
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$40,282,518	$29,484,392		$14,237,768	$9,828,619
Net realized gain	220,788,514	119,479,594		118,879,220	48,988,386
Net change in unrealized appreciation (depreciation)	(140,197,415)	270,698,264		(76,954,076)	157,733,925

Net increase in net assets resulting from operations	120,873,617	419,662,250		56,162,912	216,550,930

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,911,728)	(1,254,788)		(745,387)	(580,022)
Net investment income—TM Shares	(38,440,797)	(28,295,742)		(14,648,523)	(11,900,690)
Net realized gain—Investor M Shares	(7,759,067)	(3,310,194)		(3,923,898)	(1,131,430)
Net realized gain—TM Shares	(135,589,631)	(64,147,553)		(65,807,969)	(20,134,028)

Total distributions	(183,701,223)	(97,008,277)		(85,125,777)	(33,746,170)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	11,781,111	21,355,292	(a)	5,826,972	15,102,545	(a)
Proceeds from sale of shares—TM Shares	114,209,858	1,982,361,477	(b)	65,042,026	780,616,173	(b)
Reinvestment of distributions—Investor M Shares	9,657,947	4,564,982	(a)	4,669,286	1,711,452	(a)
Reinvestment of distributions—TM Shares	174,030,427	92,443,295	(b)	80,456,491	32,034,718	(b)
Value of shares redeemed—Investor M Shares	(4,607,398)	(1,914,940,449	)(a)	(4,250,722)	(728,190,049	)(a)
Value of shares redeemed—TM Shares	(203,028,544)	(193,110,980	)(b)	(92,219,928)	(67,341,878	)(b)

Net increase (decrease) from capital share transactions	102,043,401	(7,326,383)		59,524,125	33,932,961

Total increase in net assets	39,215,795	315,327,590		30,561,260	216,737,721

NET ASSETS at beginning of year	2,212,139,873	1,896,812,283		926,067,552	709,329,831

NET ASSETS at end of year	$2,251,355,668	$2,212,139,873		$956,628,812	$926,067,552

Accumulated net investment income included in net assets at end of year	$79,284	$212,596		$—	$1,317,786

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	441,629	900,020	(a)	211,525	645,327	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	382,039	175,172	(a)	179,726	63,741	(a)
Number of shares redeemed—Investor M Shares	(172,492)	(82,345,030	)(a)	(154,683)	(32,117,940	)(a)

Net increase (decrease) in shares outstanding-Investor M Shares	651,176	(81,269,838)		236,568	(31,408,872)

Number of shares sold—TM Shares	4,236,883	84,934,039	(b)	2,343,768	34,143,678	(b)
Number of shares issued through reinvestment of dividends and distributions—TM Shares	6,881,393	3,545,964	(b)	3,095,671	1,192,655	(b)
Number of shares redeemed—TM Shares	(7,594,233)	(7,783,350	)(b)	(3,340,728)	(2,692,933	)(b)

Net increase in shares outstanding—TM Shares	3,524,043	80,696,653		2,098,711	32,643,400

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone Retirement Income			Milestone 2010
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$5,516,843	$4,170,586		$4,866,543	$3,566,038
Net realized gain	18,468,092	10,154,214		24,843,236	14,606,391
Net change in unrealized appreciation (depreciation)	(12,287,502)	3,478,362		(17,828,647)	10,573,495

Net increase in net assets resulting from operations	11,697,433	17,803,162		11,881,132	28,745,924

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,305,019)	(1,011,400)		(1,077,886)	(796,931)
Net investment income—TM Shares	(4,227,338)	(3,250,401)		(3,802,645)	(2,849,079)
Net realized gain—Investor M Shares	(3,850,669)	(1,508,016)		(5,347,727)	(2,260,305)
Net realized gain—TM Shares	(10,680,592)	(4,162,737)		(16,150,823)	(6,857,425)

Total distributions	(20,063,618)	(9,932,554)		(26,379,081)	(12,763,740)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	7,593,942	45,005,846	(a)	5,361,424	12,834,084	(a)
Proceeds from sale of shares—TM Shares	39,877,402	261,724,284	(b)	26,366,192	231,362,185	(b)
Reinvestment of distributions—Investor M Shares	5,155,688	2,519,416	(a)	6,425,612	3,057,236	(a)
Reinvestment of distributions—TM Shares	14,907,930	7,413,138	(b)	19,953,469	9,706,504	(b)
Value of shares redeemed—Investor M Shares	(8,602,035)	(204,305,240	)(a)	(7,639,609)	(186,522,600	)(a)
Value of shares redeemed—TM Shares	(41,604,923)	(34,753,717	)(b)	(34,646,866)	(30,389,825	)(b)

Net increase from capital share transactions	17,328,004	77,603,727		15,820,222	40,047,584

Total increase in net assets	8,961,819	85,474,335		1,322,273	56,029,768

NET ASSETS at beginning of year	323,632,261	238,157,926		290,052,561	234,022,793

NET ASSETS at end of year	$332,594,080	$323,632,261		$291,374,834	$290,052,561

Accumulated net investment loss included in net assets at end of year	$—	$—		$—	$—

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	682,860	4,148,859	(a)	466,065	1,154,028	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	485,469	231,139	(a)	598,846	269,835	(a)
Number of shares redeemed—Investor M Shares	(773,091)	(18,998,384	)(a)	(660,430)	(17,069,520	)(a)

Net increase (decrease) in shares outstanding-Investor M Shares	395,238	(14,618,386)		404,481	(15,645,657)

Number of shares sold—TM Shares	3,574,042	24,267,945	(b)	2,278,112	21,068,755	(b)
Number of shares issued through reinvestment of dividends and distributions—TM Shares	1,403,760	679,481	(b)	1,859,596	855,953	(b)
Number of shares redeemed—TM Shares	(3,733,541)	(3,161,291	)(b)	(2,984,043)	(2,670,824	)(b)

Net increase in shares outstanding—TM Shares	1,244,261	21,786,135		1,153,665	19,253,884

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2015			Milestone 2020
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$9,854,551	$7,127,471		$13,175,944	$8,911,913
Net realized gain	61,673,427	23,118,811		74,079,720	25,404,038
Net change in unrealized appreciation (depreciation)	(47,000,368)	34,821,119		(54,857,918)	53,389,352

Net increase in net assets resulting from operations	24,527,610	65,067,401		32,397,746	87,705,303

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,711,471)	(1,216,906)		(1,861,034)	(1,235,710)
Net investment income—TM Shares	(8,160,611)	(6,029,907)		(11,326,238)	(7,723,260)
Net realized gain—Investor M Shares	(10,009,324)	(2,597,739)		(8,789,746)	(2,326,410)
Net realized gain—TM Shares	(41,073,298)	(10,980,203)		(46,578,369)	(12,586,031)

Total distributions	(60,954,704)	(20,824,755)		(68,555,387)	(23,871,411)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	11,783,100	26,550,128	(a)	18,697,050	33,566,002	(a)
Proceeds from sale of shares—TM Shares	55,902,459	448,531,568	(b)	103,713,550	520,272,956	(b)
Reinvestment of distributions—Investor M Shares	11,720,795	3,814,645	(a)	10,650,780	3,562,120	(a)
Reinvestment of distributions—TM Shares	49,233,909	17,010,110	(b)	57,904,607	20,309,291	(b)
Value of shares redeemed—Investor M Shares	(9,101,662)	(378,073,874	)(a)	(5,518,303)	(431,264,028	)(a)
Value of shares redeemed—TM Shares	(59,211,217)	(40,556,891	)(b)	(46,973,319)	(31,837,937	)(b)

Net increase from capital share transactions	60,327,384	77,275,686		138,474,365	114,608,404

Total increase in net assets	23,900,290	121,518,332		102,316,724	178,442,296

NET ASSETS at beginning of year	556,156,509	434,638,177		649,106,542	470,664,246

NET ASSETS at end of year	$580,056,799	$556,156,509		$751,423,266	$649,106,542

Accumulated net investment income (loss) included in net assets at end of year	$—	$—		$(1)	$—

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	970,292	2,339,923	(a)	1,483,691	2,898,947	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	1,052,136	320,020	(a)	907,995	288,899	(a)
Number of shares redeemed—Investor M Shares	(745,669)	(33,711,861	)(a)	(434,538)	(38,014,893	)(a)

Net increase (decrease) in shares outstanding-Investor M Shares	1,276,759	(31,051,918)		1,957,148	(34,827,047)

Number of shares sold—TM Shares	4,581,538	39,748,654	(b)	8,223,940	45,416,955	(b)
Number of shares issued through reinvestment of dividends and distributions—TM Shares	4,419,561	1,427,023	(b)	4,936,454	1,647,144	(b)
Number of shares redeemed—TM Shares	(4,849,219)	(3,437,021	)(b)	(3,711,996)	(2,621,580	)(b)

Net increase in shares outstanding—TM Shares	4,151,880	37,738,656		9,448,398	44,442,519

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2025			Milestone 2030
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$11,470,715	$7,646,533		$9,614,442	$5,973,228
Net realized gain	67,866,828	20,760,859		62,051,573	18,297,139
Net change in unrealized appreciation (depreciation)	(50,705,637)	54,928,530		(46,491,817)	50,102,743

Net increase in net assets resulting from operations	28,631,906	83,335,922		25,174,198	74,373,110

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,688,003)	(1,095,217)		(1,548,006)	(954,213)
Net investment income—TM Shares	(9,785,596)	(6,549,444)		(8,065,902)	(5,017,660)
Net realized gain—Investor M Shares	(8,216,873)	(1,789,541)		(8,239,698)	(1,789,614)
Net realized gain—TM Shares	(41,721,722)	(9,353,028)		(37,683,492)	(8,236,717)

Total distributions	(61,412,194)	(18,787,230)		(55,537,098)	(15,998,204)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	18,116,854	27,965,467	(a)	15,702,934	26,713,652	(a)
Proceeds from sale of shares—TM Shares	96,199,824	422,682,368	(b)	86,840,925	328,832,656	(b)
Reinvestment of distributions—Investor M Shares	9,904,876	2,884,757	(a)	9,787,704	2,743,826	(a)
Reinvestment of distributions—TM Shares	51,507,318	15,902,473	(b)	45,749,394	13,254,378	(b)
Value of shares redeemed—Investor M Shares	(3,644,017)	(351,116,315	)(a)	(2,197,728)	(277,940,491	)(a)
Value of shares redeemed—TM Shares	(37,273,379)	(25,280,797	)(b)	(28,869,864)	(17,756,010	)(b)

Net increase from capital share transactions	134,811,476	93,037,953		127,013,365	75,848,011

Total increase in net assets	102,031,188	157,586,645		96,650,465	134,222,917

NET ASSETS at beginning of year	541,032,837	383,446,192		439,300,095	305,077,178

NET ASSETS at end of year	$643,064,025	$541,032,837		$535,950,560	$439,300,095

Accumulated net investment income (loss) included in net assets at end of year	$—	$—		$(1)	$288

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	1,399,554	2,405,905	(a)	1,176,523	2,226,363	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	827,475	228,767	(a)	797,045	210,739	(a)
Number of shares redeemed—Investor M Shares	(284,094)	(30,933,961	)(a)	(165,939)	(24,077,206	)(a)

Net increase (decrease) in shares outstanding-Investor M Shares	1,942,935	(28,299,289)		1,807,629	(21,640,104)

Number of shares sold—TM Shares	7,448,862	36,785,148	(b)	6,510,421	28,103,480	(b)
Number of shares issued through reinvestment of dividends and distributions—TM Shares	4,299,442	1,260,101	(b)	3,722,489	1,017,220	(b)
Number of shares redeemed—TM Shares	(2,885,818)	(2,045,075	)(b)	(2,157,387)	(1,409,427	)(b)

Net increase in shares outstanding—TM Shares	8,862,486	36,000,174		8,075,523	27,711,273

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2035			Milestone 2040
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,655,918	$3,911,705		$6,370,767	$3,699,969
Net realized gain	45,797,145	14,473,416		48,978,273	17,513,662
Net change in unrealized appreciation (depreciation)	(34,344,832)	37,330,071		(37,475,098)	37,211,720

Net increase in net assets resulting from operations	18,108,231	55,715,192		17,873,942	58,425,351

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,144,115)	(673,540)		(1,060,406)	(590,736)
Net investment income—TM Shares	(5,511,885)	(3,237,669)		(5,252,783)	(3,051,767)
Net realized gain—Investor M Shares	(6,266,123)	(1,538,095)		(6,467,907)	(2,020,014)
Net realized gain—TM Shares	(26,456,625)	(6,422,227)		(28,048,682)	(8,994,803)

Total distributions	(39,378,748)	(11,871,531)		(40,829,778)	(14,657,320)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	10,527,060	17,844,578	(a)	11,991,278	16,621,561	(a)
Proceeds from sale of shares—TM Shares	64,105,420	218,318,139	(b)	54,199,207	215,609,580	(b)
Reinvestment of distributions—Investor M Shares	7,410,238	2,211,635	(a)	7,528,313	2,610,752	(a)
Reinvestment of distributions—TM Shares	31,968,510	9,659,896	(b)	33,301,465	12,046,568	(b)
Value of shares redeemed—Investor M Shares	(1,439,661)	(180,867,654	)(a)	(2,229,277)	(179,518,922	)(a)
Value of shares redeemed—TM Shares	(22,918,332)	(10,416,698	)(b)	(18,863,398)	(13,731,164	)(b)

Net increase from capital share transactions	89,653,235	56,749,896		85,927,588	53,638,375

Total increase in net assets	68,382,718	100,593,557		62,971,752	97,406,406

NET ASSETS at beginning of year	303,242,164	202,648,607		294,782,756	197,376,350

NET ASSETS at end of year	$371,624,882	$303,242,164		$357,754,508	$294,782,756

Accumulated net investment income included in net assets at end of year	$1	$1		$—	$—

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	777,522	1,476,728	(a)	869,021	1,351,686	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	594,722	167,295	(a)	596,538	193,389	(a)
Number of shares redeemed—Investor M Shares	(105,486)	(15,647,615	)(a)	(160,925)	(15,234,060	)(a)

Net increase (decrease) in shares outstanding-Investor M Shares	1,266,758	(14,003,592)		1,304,634	(13,688,985)

Number of shares sold—TM Shares	4,735,052	18,583,828	(b)	3,913,831	17,981,957	(b)
Number of shares issued through reinvestment of dividends and distributions—TM Shares	2,565,691	730,703	(b)	2,636,696	892,338	(b)
Number of shares redeemed—TM Shares	(1,681,454)	(813,574	)(b)	(1,355,985)	(1,038,499	)(b)

Net increase in shares outstanding—TM Shares	5,619,289	18,500,957		5,194,542	17,835,796

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2045			Milestone 2050
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Increase (decrease) in net assets resulting from operations:
Net investment income	$2,393,517	$1,136,581		$726,653	$235,827
Net realized gain	14,990,657	5,056,758		4,307,229	1,085,495
Net change in unrealized appreciation (depreciation)	(10,822,033)	11,659,178		(3,291,903)	1,709,130

Net increase in net assets resulting from operations	6,562,141	17,852,517		1,741,979	3,030,452

Distributions to shareholders from:
Net investment income—Investor M Shares	(522,165)	(252,470)		(167,840)	(65,323)
Net investment income—TM Shares	(1,871,443)	(883,710)		(558,782)	(170,449)
Net realized gain—Investor M Shares	(2,194,672)	(1,004,404)		(559,349)	(92,986)
Net realized gain—TM Shares	(6,917,009)	(3,032,750)		(1,645,280)	(209,304)

Total distributions	(11,505,289)	(5,173,334)		(2,931,251)	(538,062)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	8,215,181	11,376,091	(a)	4,290,403	5,197,749	(a)
Proceeds from sale of shares—TM Shares	35,879,629	67,433,261	(b)	23,294,633	15,741,828	(b)
Reinvestment of distributions—Investor M Shares	2,716,837	1,256,876	(a)	727,189	158,309	(a)
Reinvestment of distributions—TM Shares	8,788,452	3,916,458	(b)	2,204,062	379,753	(b)
Value of shares redeemed—Investor M Shares	(738,372)	(47,604,661	)(a)	(480,379)	(6,466,841	)(a)
Value of shares redeemed—TM Shares	(9,223,174)	(4,685,630	)(b)	(7,233,559)	(1,982,228	)(b)

Net increase from capital share transactions	45,638,553	31,692,395		22,802,349	13,028,570

Total increase in net assets	40,695,405	44,371,578		21,613,077	15,520,960

NET ASSETS at beginning of year	98,195,686	53,824,108		22,289,895	6,768,935

NET ASSETS at end of year	$138,891,091	$98,195,686		$43,902,972	$22,289,895

Accumulated net investment income included in net assets at end of year	$—	$—		$—	$—

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	551,549	857,877	(a)	328,072	458,283	(a)
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	193,232	86,562	(a)	58,036	12,426	(a)
Number of shares redeemed—Investor M Shares	(49,530)	(3,753,550	)(a)	(36,959)	(593,250	)(a)

Net increase (decrease) in shares outstanding-Investor M Shares	695,251	(2,809,111)		349,149	(122,541)

Number of shares sold—TM Shares	2,413,890	5,150,114	(b)	1,782,433	1,348,827	(b)
Number of shares issued through reinvestment of dividends and distributions—TM Shares	624,623	269,543	(b)	175,762	29,808	(b)
Number of shares redeemed—TM Shares	(620,985)	(339,806	)(b)	(555,548)	(166,800	)(b)

Net increase in shares outstanding—TM Shares	2,417,528	5,079,851		1,402,647	1,211,835

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Low Duration Bond Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.12	$10.19	$9.96	$10.04	$9.95
Income from investment operations:
Net investment income	0.10	0.13 ^	0.16	0.19	0.25
Net realized and unrealized gain (loss)	(0.03)	(0.06)	0.23	(0.08)	0.10

Total from investment operations	0.07	0.07	0.39	0.11	0.35

Less distributions:
Net investment income	(0.10)	(0.11)	(0.16)	(0.19)	(0.26)
Realized gains	(0.03)	(0.03)	—	—	—

Total distributions	(0.13)	(0.14)	(0.16)	(0.19)	(0.26)

Net Asset Value, end of year	$10.06	$10.12	$10.19	$9.96	$10.04

Total return	0.68%	0.75%	3.97%	1.14%	3.58%
Ratios to Average Net Assets:
Expenses	0.62%	0.63%	0.63%	0.62%	0.64%
Net investment income	0.97%	1.30%	1.55%	1.93%	2.51%
Supplemental Data:
Net assets, end of year (000)	$61,116	$47,700	$592,262	$524,463	$537,709
Portfolio turnover	75%	64%	63%	66%	70%

	Low Duration Bond T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.12	$10.20
Income from investment operations:
Net investment income	0.12	0.12	^
Net realized and unrealized loss	(0.02)	(0.06)

Total from investment operations	0.10	0.06

Less distributions:
Net investment income	(0.12)	(0.11)
Realized gains	(0.03)	(0.03)

Total distributions	(0.15)	(0.14)

Net Asset Value, end of year	$10.07	$10.12

Total return	1.02%	0.65	%††
Ratios to Average Net Assets:
Expenses	0.37%	0.39	%†
Net investment income	1.22%	1.43	%†
Supplemental Data:
Net assets, end of year (000)	$736,776	$554,556
Portfolio turnover	75%	64	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Inflation Focused Investor Shares(1)
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.49	$11.86	$11.68	$10.99	$10.72
Income from investment operations:
Net investment income (loss)	0.12 ^	(0.31)^	0.17	0.34	0.19
Net realized and unrealized gain (loss)	0.15	(0.76)	0.62	0.91	0.44

Total from investment operations	0.27	(1.07)	0.79	1.25	0.63

Less distributions:
Net investment income	(0.16)	(0.07)	(0.17)	(0.36)	(0.19)
Realized gains	(0.03)	(0.23)	(0.44)	(0.20)	(0.17)

Total distributions	(0.19)	(0.30)	(0.61)	(0.56)	(0.36)

Net Asset Value, end of year	$10.57	$10.49	$11.86	$11.68	$10.99

Total return	2.51%	(9.05)%	6.84%	11.53%	5.95%
Ratios to Average Net Assets:
Expenses	0.64%	0.64%	0.63%	0.64%	0.65%
Net investment income (loss)	1.07%	(2.67)%	1.39%	2.94%	1.73%
Supplemental Data:
Net assets, end of year (000)	$24,895	$28,441	$669,336	$584,191	$492,002
Portfolio turnover	75%	57%	73%	109%	97%

	Inflation Focused T Shares(1)
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.50	$11.78
Income from investment operations:
Net investment income	0.14 ^	0.14	^
Net realized and unrealized gain (loss)	0.15	(1.10)

Total from investment operations	0.29	(0.96)

Less distributions:
Net investment income	(0.18)	(0.09)
Realized gains	(0.03)	(0.23)

Total distributions	(0.21)	(0.32)

Net Asset Value, end of year	$10.58	$10.50

Total return	2.68%	(8.19	)%††
Ratios to Average Net Assets:
Expenses	0.39%	0.40	%†
Net investment income	1.32%	1.46	%†
Supplemental Data:
Net assets, end of year (000)	$499,767	$554,377
Portfolio turnover	75%	57	%††

(1)	Formerly Inflation Protected Securities Fund.
^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	High Yield T Shares
	For the Period from May1, 2014* to December 31, 2014
Net Asset Value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.25
Net realized and unrealized loss	(0.51)

Total from investment operations	(0.26)

Less distributions:
Net investment income	(0.27)
Realized gains	—

Total distributions	(0.27)

Net Asset Value, end of year	$9.47

Total return	(2.70	)%††
Ratios to Average Net Assets:
Expenses	0.92	%†
Net investment income	4.03	%†
Supplemental Data:
Net assets, end of year (000)	$362,139
Portfolio turnover	76	%††

*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Equity Income Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$11.10	$9.01	$8.27	$8.64	$7.70
Income from investment operations:
Net investment income	0.17	0.16 ^	0.15	0.12	0.08
Net realized and unrealized gain (loss)	0.74	2.63	1.03	(0.13)	0.94

Total from investment operations	0.91	2.79	1.18	(0.01)	1.02

Less distributions:
Net investment income	(0.18)	(0.14)	(0.16)	(0.22)	(0.08)
Realized gains	(1.88)	(0.56)	(0.28)	(0.14)	—

Total distributions	(2.06)	(0.70)	(0.44)	(0.36)	(0.08)

Net Asset Value, end of year	$9.95	$11.10	$9.01	$8.27	$8.64

Total return	8.13%	31.11%	14.33%	0.04%	13.28%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.81%	0.82%	0.84%	0.85%
Expenses net of reimbursements/waivers, if any	0.78%	0.81%	0.82%	0.83%	0.85%
Net Investment Income before reimbursements/waivers	1.44%	1.69%	1.64%	1.32%	1.19%
Net Investment income net of reimbursements/waivers, if any	1.44%	1.69%	1.64%	1.32%	1.19%
Supplemental Data:
Net assets, end of year (000)	$54,955	$60,614	$2,020,305	$1,817,557	$1,867,505
Portfolio turnover	56%	18%	15%	18%	18%

	Equity Income T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.10	$9.62
Income from investment operations:
Net investment income	0.21	0.13	^
Net realized and unrealized gain	0.73	2.08

Total from investment operations	0.94	2.21

Less distributions:
Net investment income	(0.21)	(0.17)
Realized gains	(1.88)	(0.56)

Total distributions	(2.09)	(0.73)

Net Asset Value, end of year	$9.95	$11.10

Total return	8.43%	23.03	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.53%	0.57	%†
Expenses net of reimbursements/waivers, if any	0.53%	0.57	%†
Net Investment Income before reimbursements/waivers	1.68%	1.41	%†
Net Investment income net of reimbursements/waivers, if any	1.69%	1.41	%†
Supplemental Data:
Net assets, end of year (000)	$2,319,873	$2,426,828
Portfolio turnover	56%	18	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Growth & Income Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$13.22	$10.71	$9.49	$9.67	$8.49
Income from investment operations:
Net investment income	0.22	0.11 ^	0.14	0.11	0.08
Net realized and unrealized gain (loss)	1.21	3.51	1.42	(0.18)	1.18

Total from investment operations	1.43	3.62	1.56	(0.07)	1.26

Less distributions:
Net investment income	(0.19)	(0.13)	(0.18)	(0.11)	(0.08)
Realized gains	(1.73)	(0.98)	(0.16)	—	—

Total distributions	(1.92)	(1.11)	(0.34)	(0.11)	(0.08)

Net Asset Value, end of year	$12.73	$13.22	$10.71	$9.49	$9.67

Total return	10.67%	34.01%	16.53%	(0.69)%	14.81%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.77%	0.78%	0.78%	0.78%	0.79%
Expenses net of reimbursements/waivers, if any	0.77%	0.78%	0.78%	0.78%	0.79%
Net Investment Income before reimbursements/waivers	1.23%	0.93%	1.32%	1.12%	0.91%
Net Investment income net of reimbursements/waivers, if any	1.23%	0.93%	1.32%	1.12%	0.91%
Supplemental Data:
Net assets, end of year (000)	$37,003	$39,944	$1,305,504	$1,162,482	$1,228,122
Portfolio turnover	28%	35%	25%	40%	46%

	Growth & Income T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$13.22	$11.44
Income from investment operations:
Net investment income	0.21	0.13	^
Net realized and unrealized gain	1.26	2.79

Total from investment operations	1.47	2.92

Less distributions:
Net investment income	(0.23)	(0.16)
Realized gains	(1.73)	(0.98)

Total distributions	(1.96)	(1.14)

Net Asset Value, end of year	$12.73	$13.22

Total return	10.98%	25.69	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.52%	0.54	%†
Expenses net of reimbursements/waivers, if any	0.52%	0.53	%†
Net Investment Income before reimbursements/waivers	1.47%	1.18	%†
Net Investment income net of reimbursements/waivers, if any	1.48%	1.18	%†
Supplemental Data:
Net assets, end of year (000)	$1,685,352	$1,696,122
Portfolio turnover	28%	35	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Growth Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$12.70 **	$9.53	$8.36	$8.78	$7.70
Income from investment operations:
Net investment income	0.27	0.03 ^	0.05	0.04	0.05
Net realized and unrealized gain (loss)	1.01	3.18	1.18	(0.42)	1.09

Total from investment operations	1.28	3.21	1.23	(0.38)	1.14

Less distributions:
Net investment income	(0.03)	(0.04)	(0.06)	(0.04)	(0.06)
Realized gains	(0.39)	—	—	—	—

Total distributions	(0.42)	(0.04)	(0.06)	(0.04)	(0.06)

Net Asset Value, end of year	$13.56	$12.70 **	$9.53	$8.36	$8.78

Total return	10.05%	33.71%**	14.67%	(4.27)%	14.76%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.77%	0.78%	0.83%	0.86%
Expenses net of reimbursements/waivers, if any	0.78%	0.77%	0.78%	0.81%	0.84%
Net Investment Income before reimbursements/waivers	0.17%	0.33%	0.57%	0.47%	0.64%
Net Investment income net of reimbursements/waivers, if any	0.17%	0.33%	0.57%	0.49%	0.66%
Supplemental Data:
Net assets, end of year (000)	$23,614	$31,157	$1,880,929	$1,751,075	$1,971,807
Portfolio turnover	47%	53%	87%	70%	117%

	Growth T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.71	$10.07
Income from investment operations:
Net investment income	0.06	0.06	^
Net realized and unrealized gain	1.25	2.64

Total from investment operations	1.31	2.70

Less distributions:
Net investment income	(0.08)	(0.06)
Realized gains	(0.39)	—

Total distributions	(0.47)	(0.06)

Net Asset Value, end of year	$13.55	$12.71

Total return	10.24%	26.87	%††
Ratios to Average Net Assets:
Expenses	0.53%	0.53	%†
Net investment income	0.42%	0.60	%†
Supplemental Data:
Net assets, end of year (000)	$2,289,433	$2,294,323
Portfolio turnover	47%	53	%††

**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round down to $12.70 (the adjusted price) from $12.71 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Select Value Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$12.86	$10.95	$9.73	$9.84	$8.25
Income from investment operations:
Net investment income	0.17	0.10 ^	0.19	0.10	0.09
Net realized and unrealized gain (loss)	0.87	3.67	1.42	(0.12)	1.59

Total from investment operations	1.04	3.77	1.61	(0.02)	1.68

Less distributions:
Net investment income	(0.14)	(0.13)	(0.18)	(0.09)	(0.09)
Realized gains	(1.90)	(1.73)	(0.21)	—	—

Total distributions	(2.04)	(1.86)	(0.39)	(0.09)	(0.09)

Net Asset Value, end of year	$11.86	$12.86	$10.95	$9.73	$9.84

Total return	8.11%	34.65%	16.55%	(0.16)%	20.34%
Ratios to Average Net Assets:
Expenses	0.97%	0.98%	0.99%	0.99%	1.00%
Net investment income	1.06%	0.84%	1.73%	0.96%	1.01%
Supplemental Data:
Net assets, end of year (000)	$8,325	$9,120	$355,590	$320,019	$338,336
Portfolio turnover	66%	77%	51%	60%	68%

	Select Value T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.87	$12.00
Income from investment operations:
Net investment income	0.19	0.15	^
Net realized and unrealized gain	0.88	2.60

Total from investment operations	1.07	2.75

Less distributions:
Net investment income	(0.18)	(0.15)
Realized gains	(1.90)	(1.73)

Total distributions	(2.08)	(1.88)

Net Asset Value, end of year	$11.86	$12.87

Total return	8.32%	23.15	%††
Ratios to Average Net Assets:
Expenses	0.72%	0.73	%†
Net investment income	1.31%	1.34	%†
Supplemental Data:
Net assets, end of year (000)	$446,220	$467,616
Portfolio turnover	66%	77	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Aggressive Opportunities Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$12.85	$10.20	$9.26	$11.34	$9.52
Income from investment operations:
Net investment income	0.03 ^	0.00 #^	0.07	0.03	0.01
Net realized and unrealized gain (loss)	0.63	3.90	1.35	(1.23)	1.81

Total from investment operations	0.66	3.90	1.42	(1.20)	1.82

Less distributions:
Net investment income	—	(0.04)	(0.02)	(0.04)	—
Realized gains	(2.00)	(1.21)	(0.46)	(0.84)	—

Total distributions	(2.00)	(1.25)	(0.48)	(0.88)	—

Net Asset Value, end of year	$11.51	$12.85	$10.20	$9.26	$11.34

Total return	5.13%	38.53%	15.44%	(10.42)%	19.12%
Ratios to Average Net Assets:
Expenses	0.83%	0.82%	0.90%	0.91%	0.93%
Net investment income	0.24%	0.00%**	0.61%	0.21%	0.05%
Supplemental Data:
Net assets, end of year (000)	$32,941	$32,513	$993,729	$957,271	$1,147,570
Portfolio turnover	49%	51%	94%	53%	96%

	Aggressive Opportunities T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.85	$11.04
Income from investment operations:
Net investment income	0.06 ^	0.04	^
Net realized and unrealized gain	0.64	3.05

Total from investment operations	0.70	3.09

Less distributions:
Net investment income	(0.03)	(0.07)
Realized gains	(2.00)	(1.21)

Total distributions	(2.03)	(1.28)

Net Asset Value, end of year	$11.52	$12.85

Total return	5.44%	28.23	%††
Ratios to Average Net Assets:
Expenses	0.58%	0.59	%†
Net investment income	0.49%	0.42	%†
Supplemental Data:
Net assets, end of year (000)	$1,071,234	$1,210,202
Portfolio turnover	49%	51	%††

#	Rounds to less than $0.01
^	Calculated based upon average shares outstanding.
**	Rounds to less than 0.01%
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Discovery Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.86	$9.48	$8.74	$9.42	$7.54
Income from investment operations:
Net investment income	0.38	0.08 ^	0.12	0.10	0.08
Net realized and unrealized gain (loss)	0.26	3.61	1.25	(0.68)	1.89

Total from investment operations	0.64	3.69	1.37	(0.58)	1.97

Less distributions:
Net investment income	(0.06)	(0.09)	(0.16)	(0.10)	(0.09)
Realized gains	(1.40)	(2.22)	(0.47)	—	—

Total distributions	(1.46)	(2.31)	(0.63)	(0.10)	(0.09)

Net Asset Value, end of year	$10.04	$10.86	$9.48	$8.74	$9.42

Total return	6.07%	39.34%	15.74%	(6.15)%	26.08%
Ratios to Average Net Assets:
Expenses	0.95%	0.97%	0.97%	0.95%	0.98%
Net investment income	0.65%	0.79%	1.25%	1.05%	0.97%
Supplemental Data:
Net assets, end of year (000)	$6,419	$3,742	$212,873	$193,872	$212,770
Portfolio turnover	100%	77%	81%	86%	73%

	Discovery T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.86	$10.27
Income from investment operations:
Net investment income	0.09	0.10	^
Net realized and unrealized gain	0.58	2.82

Total from investment operations	0.67	2.92

Less distributions:
Net investment income	(0.08)	(0.11)
Realized gains	(1.40)	(2.22)

Total distributions	(1.48)	(2.33)

Net Asset Value, end of year	$10.05	$10.86

Total return	6.37%	28.84	%††
Ratios to Average Net Assets:
Expenses	0.70%	0.71	%†
Net investment income	0.88%	1.00	%†
Supplemental Data:
Net assets, end of year (000)	$286,141	$275,107
Portfolio turnover	100%	77	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	International Investor Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$11.08 **	$9.63	$8.32	$9.34	$8.85
Income from investment operations:
Net investment income	0.24 ^	0.06 ^	0.22	0.20	0.15
Net realized and unrealized gain (loss)	(0.54)	1.61	1.32	(1.01)	0.52

Total from investment operations	(0.30)	1.67	1.54	(0.81)	0.67

Less distributions:
Net investment income	(0.37)	(0.22)	(0.23)	(0.21)	(0.18)
Realized gains	(0.05)	—	—	—	—

Total distributions	(0.42)	(0.22)	(0.23)	(0.21)	(0.18)

Net Asset Value, end of year	$10.36	$11.08 **	$9.63	$8.32	$9.34

Total return	(2.76)%	17.43%**	18.57%	(8.57)%	7.61%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.98%	0.97%	0.98%	0.97%	0.98%
Expenses net of reimbursements/waivers, if any	0.97%	0.97%	0.98%	0.95%	0.98%
Net Investment Income before reimbursements/waivers	2.15%	0.61%	2.32%	2.25%	1.95%
Net Investment income net of reimbursements/waivers, if any	2.15%	0.61%	2.32%	2.26%	1.95%
Supplemental Data:
Net assets, end of year (000)	$25,061	$16,440	$1,305,510	$1,139,964	$1,218,763
Portfolio turnover	34%	51%	49%	50%	53%

	International T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.09	$9.85
Income from investment operations:
Net investment income	0.28 ^	0.21	^
Net realized and unrealized gain (loss)	(0.57)	1.28

Total from investment operations	(0.29)	1.49

Less distributions:
Net investment income	(0.39)	(0.25)
Realized gains	(0.05)	—

Total distributions	(0.44)	(0.25)

Net Asset Value, end of year	$10.36	$11.09

Total return	(2.68)%	15.14	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.73%	0.75	%†
Expenses net of reimbursements/waivers, if any	0.72%	0.75	%†
Net Investment Income before reimbursements/waivers	2.53%	2.38	%†
Net Investment income net of reimbursements/waivers, if any	2.54%	2.38	%†
Supplemental Data:
Net assets, end of year (000)	$1,493,171	$1,418,996
Portfolio turnover	34%	51	%††

**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round down to $11.08 (the adjusted price) from $11.09 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Diversifying Strategies T Shares(1)
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.43	$10.16	$10.01	$10.16	$9.85
Income from investment operations:
Net investment income	0.14	0.12 ^	0.12	0.10	0.06
Net realized and unrealized gain (loss)	0.25	0.47	0.23	(0.09)	0.44

Total from investment operations	0.39	0.59	0.35	0.01	0.50

Less distributions:
Net investment income	(0.23)	(0.19)	(0.17)	(0.02)	(0.19)
Realized gains	(0.46)	(0.13)	(0.03)	(0.14)	—

Total distributions	(0.69)	(0.32)	(0.20)	(0.16)	(0.19)

Net Asset Value, end of year	$10.13	$10.43	$10.16	$10.01	$10.16

Total return	3.75%	5.81%	3.53%	0.10%	5.04%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.52%	0.66%	0.89%	0.91%	0.91%
Expenses net of reimbursements/waivers, if any	0.50%	0.59%	0.80%	0.85%	0.91%
Net Investment Income before reimbursements/waivers	1.22%	1.13%	1.04%	0.93%	1.06%
Net Investment income net of reimbursements/waivers, if any	1.24%	1.19%	1.12%	1.00%	1.06%
Supplemental Data:
Net assets, end of year (000)	$1,096,683	$1,093,589	$964,774	$849,777	$870,591
Portfolio turnover	103%	70%	71%	73%	63%

(1)	Formerly Diversified Assets Fund.
^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Core Bond Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.00	$10.54	$10.47	$10.10	$9.89
Income from investment operations:
Net investment income	0.21	0.23 ^	0.25	0.31	0.34
Net realized and unrealized gain (loss)	0.35	(0.50)	0.14	0.42	0.26

Total from investment operations	0.56	(0.27)	0.39	0.73	0.60

Less distributions:
Net investment income	(0.25)	(0.27)	(0.32)	(0.36)	(0.39)
Realized gains	—	—	—	—	—

Total distributions	(0.25)	(0.27)	(0.32)	(0.36)	(0.39)

Net Asset Value, end of year	$10.31	$10.00	$10.54	$10.47	$10.10

Total return	5.65%	(2.62)%	3.80%	7.41%	6.13%
Ratios to Average Net Assets:
Expenses	0.41%	0.40%	0.41%	0.41%	0.42%
Net investment income	1.98%	2.23%	2.38%	3.00%	3.31%
Supplemental Data:
Net assets, end of year (000)	$23,155	$22,055	$905,486	$813,431	$824,963
Portfolio turnover	160%	120%	64%	57%	85%

	Core Bond Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.06	$10.60	$10.53	$10.16	$9.94
Income from investment operations:
Net investment income	0.29	0.25 ^	0.27	0.33	0.36
Net realized and unrealized gain (loss)	0.29	(0.50)	0.14	0.43	0.27

Total from investment operations	0.58	(0.25)	0.41	0.76	0.63

Less distributions:
Net investment income	(0.27)	(0.29)	(0.34)	(0.39)	(0.41)
Realized gains	—	—	—	—	—

Total distributions	(0.27)	(0.29)	(0.34)	(0.39)	(0.41)

Net Asset Value, end of year	$10.37	$10.06	$10.60	$10.53	$10.16

Total return	5.81%	(2.38)%	3.98%	7.57%	6.41%
Ratios to Average Net Assets:
Expenses	0.21%	0.20%	0.21%	0.21%	0.22%
Net investment income	2.18%	2.40%	2.59%	3.15%	3.51%
Supplemental Data:
Net assets, end of year (000)	$12,631	$26,490	$337,639	$320,809	$282,359
Portfolio turnover	160%	120%	64%	57%	85%

^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Core Bond Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.00	$10.46
Income from investment operations:
Net investment income	0.23	0.19	^
Net realized and unrealized gain (loss)	0.35	(0.40)

Total from investment operations	0.58	(0.21)

Less distributions:
Net investment income	(0.28)	(0.25)
Realized gains	—	—

Total distributions	(0.28)	(0.25)

Net Asset Value, end of year	$10.30	$10.00

Total return	5.82%	(2.06	)%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.21%	0.21	%†
Expenses net of reimbursements/waivers, if any	0.16%	0.16	%†
Net Investment Income before reimbursements/waivers	2.18%	2.17	%†
Net Investment income net of reimbursements/waivers, if any	2.23%	2.22	%†
Supplemental Data:
Net assets, end of year (000)	$1,649,023	$1,231,000
Portfolio turnover	160%	120	%††

*	Commencement of operations
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	500 Stock Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$14.66	$11.32	$9.96	$9.95	$8.81
Income from investment operations:
Net investment income	0.25 ^	0.23 ^	0.20	0.17	0.15
Net realized and unrealized gain	1.70	3.36	1.36	0.00 #	1.13

Total from investment operations	1.95	3.59	1.56	0.17	1.28

Less distributions:
Net investment income	(0.23)	(0.21)	(0.20)	(0.16)	(0.14)
Realized gains	(0.30)	(0.04)	—	—	—

Total distributions	(0.53)	(0.25)	(0.20)	(0.16)	(0.14)

Net Asset Value, end of year	$16.08	$14.66	$11.32	$9.96	$9.95

Total return	13.27%	31.78%	15.62%	1.72%	14.56%
Ratios to Average Net Assets:
Expenses	0.40%	0.41%	0.42%	0.42%	0.43%
Net investment income	1.64%	1.78%	1.89%	1.65%	1.63%
Supplemental Data:
Net assets, end of year (000)	$47,690	$31,916	$111,410	$94,197	$102,642
Portfolio turnover	6%	8%	3%	3%	3%

	500 Stock Index Class II
	For the Year Ended December 31,
	2014	2013	2012		2011	2010
Net Asset Value, beginning of year	$13.80 **	$10.65 ***	$9.39		$9.39	$8.32
Income from investment operations:
Net investment income	0.28 ^	0.24 ^	0.22		0.18	0.16
Net realized and unrealized gain	1.57	3.19	1.26		0.00 #	1.07

Total from investment operations	1.85	3.43	1.48		0.18	1.23

Less distributions:
Net investment income	(0.26)	(0.24)	(0.22)		(0.18)	(0.16)
Realized gains	(0.30)	(0.04)	—		—	—

Total distributions	(0.56)	(0.28)	(0.22)		(0.18)	(0.16)

Net Asset Value, end of year	$15.09	$13.80 **	$10.65	***	$9.39	$9.39

Total return	13.42%	32.23%**	15.74	%***	1.97%	14.78%
Ratios to Average Net Assets:
Expenses	0.20%	0.21%	0.22%		0.22%	0.23%
Net investment income	1.86%	2.12%	2.09%		1.86%	1.84%
Supplemental Data:
Net assets, end of year (000)	$20,026	$2,271	$341,571		$287,072	$281,443
Portfolio turnover	6%	8%	3%		3%	3%

^	Calculated based upon average shares outstanding.
#	Rounds to less than $0.01
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round up to $13.80 (the adjusted price) from $13.79 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
***	Financial reporting includes trade date activity as of December 31, 2012. The inclusion of this activity caused the Fund’s NAV to round down to $10.65 (the adjusted price) from $10.66 (the stated price for December 31, 2012, prior to the inclusion of that day’s activity).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	500 Stock Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$14.67	$12.06
Income from investment operations:
Net investment income	0.29 ^	0.22	^
Net realized and unrealized gain	1.69	2.67

Total from investment operations	1.98	2.89

Less distributions:
Net investment income	(0.26)	(0.24)
Realized gains	(0.30)	(0.04)

Total distributions	(0.56)	(0.28)

Net Asset Value, end of year	$16.09	$14.67

Total return	13.48%	23.99	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.20%	0.21	%†
Expenses net of reimbursements/waivers, if any	0.15%	0.16	%†
Net Investment Income before reimbursements/waivers	1.83%	1.86	%†
Net Investment income net of reimbursements/waivers, if any	1.88%	1.91	%†
Supplemental Data:
Net assets, end of year (000)	$778,364	$627,600
Portfolio turnover	6%	8	%††

*	Commencement of operations
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Broad Market Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$15.84	$12.23	$10.85	$10.92	$9.47
Income from investment operations:
Net investment income	0.26 ^	0.23 ^	0.24	0.20	0.16
Net realized and unrealized gain (loss)	1.67	3.80	1.45	(0.11)	1.43

Total from investment operations	1.93	4.03	1.69	0.09	1.59

Less distributions:
Net investment income	(0.25)	(0.21)	(0.21)	(0.16)	(0.14)
Realized gains	(0.21)	(0.21)	(0.10)	—	—

Total distributions	(0.46)	(0.42)	(0.31)	(0.16)	(0.14)

Net Asset Value, end of year	$17.31	$15.84	$12.23	$10.85	$10.92

Total return	12.17%	33.04%	15.64%	0.85%	16.84%
Ratios to Average Net Assets:
Expenses	0.40%	0.40%	0.42%	0.41%	0.42%
Net investment income	1.57%	1.68%	1.89%	1.56%	1.55%
Supplemental Data:
Net assets, end of year (000)	$44,988	$36,076	$126,835	$114,674	$131,673
Portfolio turnover	3%	9%	3%	1%	6%

	Broad Market Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$14.82	$11.46	$10.19	$10.27	$8.91
Income from investment operations:
Net investment income	0.27 ^	0.24 ^	0.24	0.19	0.16
Net realized and unrealized gain (loss)	1.57	3.57	1.37	(0.09)	1.36

Total from investment operations	1.84	3.81	1.61	0.10	1.52

Less distributions:
Net investment income	(0.28)	(0.24)	(0.24)	(0.18)	(0.16)
Realized gains	(0.21)	(0.21)	(0.10)	—	—

Total distributions	(0.49)	(0.45)	(0.34)	(0.18)	(0.16)

Net Asset Value, end of year	$16.17	$14.82	$11.46	$10.19	$10.27

Total return	12.38%	33.36%	15.82%	1.07%	17.12%
Ratios to Average Net Assets:
Expenses	0.20%	0.20%	0.22%	0.21%	0.22%
Net investment income	1.76%	1.97%	2.09%	1.77%	1.75%
Supplemental Data:
Net assets, end of year (000)	$12,767	$15,887	$427,467	$389,031	$406,029
Portfolio turnover	3%	9%	3%	1%	6%

^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Broad Market Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$15.85 **	$13.05
Income from investment operations:
Net investment income	0.30 ^	0.23	^
Net realized and unrealized gain	1.67	3.02

Total from investment operations	1.97	3.25

Less distributions:
Net investment income	(0.29)	(0.24)
Realized gains	(0.21)	(0.21)

Total distributions	(0.50)	(0.45)

Net Asset Value, end of year	$17.32	$15.85	**

Total return	12.41%	25.01	%**††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.20%	0.21	%†
Expenses net of reimbursements/waivers, if any	0.15%	0.16	%†
Net Investment Income before reimbursements/waivers	1.77%	1.81	%†
Net Investment income net of reimbursements/waivers, if any	1.82%	1.86	%†
Supplemental Data:
Net assets, end of year (000)	$826,610	$728,118
Portfolio turnover	3%	9	%††

*	Commencement of operations
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round up to $15.85 (the adjusted price) from $15.84 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$19.75	$15.67	$14.02	$15.39	$12.35
Income from investment operations:
Net investment income	0.28 ^	0.19 ^	0.28	0.16	0.13
Net realized and unrealized gain (loss)	1.06	5.60	2.21	(0.78)	3.31

Total from investment operations	1.34	5.79	2.49	(0.62)	3.44

Less distributions:
Net investment income	(0.26)	(0.22)	(0.26)	(0.15)	(0.12)
Realized gains	(0.92)	(1.49)	(0.58)	(0.60)	(0.28)

Total distributions	(1.18)	(1.71)	(0.84)	(0.75)	(0.40)

Net Asset Value, end of year	$19.91	$19.75	$15.67	$14.02	$15.39

Total return	6.80%	37.19%	17.89%	(3.91)%	27.93%
Ratios to Average Net Assets:
Expenses	0.40%	0.41%	0.43%	0.43%	0.45%
Net investment income	1.37%	1.10%	1.87%	1.11%	1.16%
Supplemental Data:
Net assets, end of year (000)	$31,273	$28,367	$297,378	$247,732	$243,794
Portfolio turnover	15%	37%	14%	15%	14%

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$18.53	$14.78	$13.26	$14.60	$11.73
Income from investment operations:
Net investment income	0.31 ^	0.20 ^	0.30	0.19	0.15
Net realized and unrealized gain (loss)	0.99	5.30	2.09	(0.76)	3.14

Total from investment operations	1.30	5.50	2.39	(0.57)	3.29

Less distributions:
Net investment income	(0.31)	(0.26)	(0.29)	(0.17)	(0.14)
Realized gains	(0.92)	(1.49)	(0.58)	(0.60)	(0.28)

Total distributions	(1.23)	(1.75)	(0.87)	(0.77)	(0.42)

Net Asset Value, end of year	$18.60 *	$18.53	$14.78	$13.26	$14.60

Total return	7.05%*	37.42%	18.17%	(3.70)%	28.15%
Ratios to Average Net Assets:
Expenses	0.20%	0.21%	0.23%	0.23%	0.25%
Net investment income	1.65%	1.23%	2.07%	1.30%	1.35%
Supplemental Data:
Net assets, end of year (000)	$14,596	$5,541	$194,775	$160,710	$161,178
Portfolio turnover	15%	37%	14%	15%	14%

^	Calculated based upon average shares outstanding.
*	Financial reporting includes trade date activity as of December 31, 2014. The inclusion of this activity caused the Fund’s
NAV to round up to $18.60 (the adjusted price) from $18.59 (the stated price for December 31, 2014, prior to the inclusion of that day’s activity).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Mid/Small Company Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$19.76	$16.91
Income from investment operations:
Net investment income	0.33 ^	0.26	^
Net realized and unrealized gain	1.06	4.34

Total from investment operations	1.39	4.60

Less distributions:
Net investment income	(0.31)	(0.26)
Realized gains	(0.92)	(1.49)

Total distributions	(1.23)	(1.75)

Net Asset Value, end of year	$19.92	$19.76

Total return	7.05%	27.41	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.20%	0.22	%†
Expenses net of reimbursements/waivers, if any	0.15%	0.17	%†
Net Investment Income before reimbursements/waivers	1.56%	1.59	%†
Net Investment income net of reimbursements/waivers, if any	1.61%	1.64	%†
Supplemental Data:
Net assets, end of year (000)	$698,244	$686,939
Portfolio turnover	15%	37	%††

*	Commencement of operations
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Overseas Equity Index Class I
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$12.59	$10.61	$9.19	$10.82	$10.30
Income from investment operations:
Net investment income	0.35	0.22 ^	0.29	0.33	0.23
Net realized and unrealized gain (loss)	(1.09)	2.04	1.41	(1.68)	0.52

Total from investment operations	(0.74)	2.26	1.70	(1.35)	0.75

Less distributions:
Net investment income	(0.36)	(0.28)	(0.28)	(0.28)	(0.23)
Realized gains	—	—	—	—	—

Total distributions	(0.36)	(0.28)	(0.28)	(0.28)	(0.23)

Net Asset Value, end of year	$11.49	$12.59	$10.61	$9.19	$10.82

Total return	(5.88)%	21.35%	18.51%	(12.42)%	7.37%
Ratios to Average Net Assets:
Expenses	0.51%	0.54%	0.55%	0.54%	0.56%
Net investment income	3.08%	1.91%	2.92%	2.93%	2.27%
Supplemental Data:
Net assets, end of year (000)	$11,318	$11,103	$55,335	$44,911	$57,649
Portfolio turnover	8%	11%	6%	2%	2%

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$11.75	$9.91	$8.60	$10.16	$9.69
Income from investment operations:
Net investment income	0.55	0.15 ^	0.29	0.31	0.23
Net realized and unrealized gain (loss)	(1.22)	1.99	1.32	(1.57)	0.50

Total from investment operations	(0.67)	2.14	1.61	(1.26)	0.73

Less distributions:
Net investment income	(0.39)	(0.30)	(0.30)	(0.30)	(0.26)
Realized gains	—	—	—	—	—

Total distributions	(0.39)	(0.30)	(0.30)	(0.30)	(0.26)

Net Asset Value, end of year	$10.69	$11.75	$9.91	$8.60	$10.16

Total return	(5.75)%	21.68%	18.74%	(12.28)%	7.54%
Ratios to Average Net Assets:
Expenses	0.31%	0.34%	0.35%	0.34%	0.36%
Net investment income	3.34%	1.49%	3.10%	3.11%	2.45%
Supplemental Data:
Net assets, end of year (000)	$3,264	$3,327	$173,354	$132,873	$149,208
Portfolio turnover	8%	11%	6%	2%	2%

^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Overseas Equity Index T Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.60	$10.91
Income from investment operations:
Net investment income	0.41	0.28	^
Net realized and unrealized gain (loss)	(1.13)	1.71

Total from investment operations	(0.72)	1.99

Less distributions:
Net investment income	(0.39)	(0.30)
Realized gains	—	—

Total distributions	(0.39)	(0.30)

Net Asset Value, end of year	$11.49	$12.60

Total return	(5.72)%	18.34	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.31%	0.35	%†
Expenses net of reimbursements/waivers, if any	0.26%	0.30	%†
Net Investment Income before reimbursements/waivers	3.30%	2.78	%†
Net Investment income net of reimbursements/waivers, if any	3.35%	2.83	%†
Supplemental Data:
Net assets, end of year (000)	$284,466	$282,482
Portfolio turnover	8%	11	%††

*	Commencement of operations
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Conservative Growth Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$26.81	$24.89	$23.46	$23.62	$22.13
Income from investment operations:
Net investment income	0.48	0.22 ^	0.46	0.43	0.40
Net realized and unrealized gain (loss)	0.37	2.52	1.62	(0.16)	1.50

Total from investment operations	0.85	2.74	2.08	0.27	1.90

Less distributions:
Net investment income	(0.42)	(0.34)	(0.51)	(0.43)	(0.41)
Realized gains	(2.25)	(0.48)	(0.14)	—	—

Total distributions	(2.67)	(0.82)	(0.65)	(0.43)	(0.41)

Net Asset Value, end of year	$24.99	$26.81	$24.89	$23.46	$23.62

Total return	3.15%	11.03%	8.88%	1.15%	8.60%
Ratios to Average Net Assets:
Expenses	0.38%	0.24%	0.13%	0.12%	0.13%
Net investment income	1.50%	0.86%	1.66%	1.67%	1.80%
Supplemental Data:
Net assets, end of year (000)	$111,406	$102,862	$607,812	$556,164	$586,912
Portfolio turnover	32%	11%	7%	14%	23%

	Model Portfolio Conservative Growth TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$26.81	$25.52
Income from investment operations:
Net investment income	0.57	0.35	^
Net realized and unrealized gain	0.35	1.82

Total from investment operations	0.92	2.17

Less distributions:
Net investment income	(0.48)	(0.40)
Realized gains	(2.25)	(0.48)

Total distributions	(2.73)	(0.88)

Net Asset Value, end of year	$25.00	$26.81

Total return	3.43%	8.50	%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13	%†
Net investment income	1.70%	1.59	%†
Supplemental Data:
Net assets, end of year (000)	$560,313	$558,569
Portfolio turnover	32%	11	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$26.38	$23.25	$21.52	$22.17	$20.28
Income from investment operations:
Net investment income	0.55	0.16 ^	0.42	0.38	0.33
Net realized and unrealized gain (loss)	0.64	3.96	1.99	(0.50)	1.89

Total from investment operations	1.19	4.12	2.41	(0.12)	2.22

Less distributions:
Net investment income	(0.43)	(0.32)	(0.42)	(0.48)	(0.33)
Realized gains	(1.69)	(0.67)	(0.26)	(0.05)	—

Total distributions	(2.12)	(0.99)	(0.68)	(0.53)	(0.33)

Net Asset Value, end of year	$25.45	$26.38	$23.25	$21.52	$22.17

Total return	4.51%	17.74%	11.20%	(0.56)%	10.95%
Ratios to Average Net Assets:
Expenses	0.36%	0.18%	0.11%	0.11%	0.12%
Net investment income	1.61%	0.64%	1.66%	1.52%	1.57%
Supplemental Data:
Net assets, end of year (000)	$139,645	$124,346	$1,493,678	$1,366,108	$1,495,757
Portfolio turnover	18%	9%	7%	13%	15%

	Model Portfolio Traditional Growth TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$26.38	$24.12
Income from investment operations:
Net investment income	0.65	0.35	^
Net realized and unrealized gain	0.62	2.96

Total from investment operations	1.27	3.31

Less distributions:
Net investment income	(0.50)	(0.38)
Realized gains	(1.69)	(0.67)

Total distributions	(2.19)	(1.05)

Net Asset Value, end of year	$25.46	$26.38

Total return	4.80%	13.71	%††
Ratios to Average Net Assets:
Expenses	0.11%	0.12	%†
Net investment income	1.79%	1.64	%†
Supplemental Data:
Net assets, end of year (000)	$1,578,060	$1,565,740
Portfolio turnover	18%	9	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Long-Term Growth Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$26.06	$22.20	$20.32	$21.41	$19.30
Income from investment operations:
Net investment income	0.60	0.11 ^	0.38	0.35	0.27
Net realized and unrealized gain (loss)	0.80	4.90	2.24	(0.77)	2.15

Total from investment operations	1.40	5.01	2.62	(0.42)	2.42

Less distributions:
Net investment income	(0.43)	(0.32)	(0.38)	(0.40)	(0.31)
Realized gains	(1.75)	(0.83)	(0.36)	(0.27)	—

Total distributions	(2.18)	(1.15)	(0.74)	(0.67)	(0.31)

Net Asset Value, end of year	$25.28	$26.06	$22.20	$20.32	$21.41

Total return	5.39%	22.55%	12.93%	(1.98)%	12.54%
Ratios to Average Net Assets:
Expenses	0.36%	0.16%	0.11%	0.11%	0.12%
Net investment income	1.63%	0.48%	1.65%	1.42%	1.40%
Supplemental Data:
Net assets, end of year (000)	$121,562	$108,362	$1,896,812	$1,712,228	$1,848,430
Portfolio turnover	15%	10%	7%	11%	10%

	Model Portfolio Long-Term Growth TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$26.07	$23.25
Income from investment operations:
Net investment income	0.71	0.35	^
Net realized and unrealized gain	0.76	3.67

Total from investment operations	1.47	4.02

Less distributions:
Net investment income	(0.50)	(0.37)
Realized gains	(1.75)	(0.83)

Total distributions	(2.25)	(1.20)

Net Asset Value, end of year	$25.29	$26.07

Total return	5.64%	17.28	%††
Ratios to Average Net Assets:
Expenses	0.11%	0.11	%†
Net investment income	1.81%	1.67	%†
Supplemental Data:
Net assets, end of year (000)	$2,129,793	$2,103,778
Portfolio turnover	15%	10	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio All-Equity Growth Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$26.85	$21.34	$18.69	$19.81	$17.38
Income from investment operations:
Net investment income	0.41	0.05 ^	0.32	0.28	0.16
Net realized and unrealized gain (loss)	1.20	6.43	2.67	(1.12)	2.43

Total from investment operations	1.61	6.48	2.99	(0.84)	2.59

Less distributions:
Net investment income	(0.40)	(0.33)	(0.22)	(0.28)	(0.16)
Realized gains	(2.08)	(0.64)	(0.12)	—	—

Total distributions	(2.48)	(0.97)	(0.34)	(0.28)	(0.16)

Net Asset Value, end of year	$25.98	$26.85	$21.34	$18.69	$19.81

Total return	5.98%	30.36%	16.00%	(4.23)%	14.93%
Ratios to Average Net Assets:
Expenses	0.37%	0.17%	0.12%	0.12%	0.13%
Net investment income	1.32%	0.20%	1.37%	1.24%	0.95%
Supplemental Data:
Net assets, end of year (000)	$53,715	$49,174	$709,330	$649,826	$715,090
Portfolio turnover	13%	8%	9%	9%	6%

	Model Portfolio All-Equity Growth TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$26.86	$22.67
Income from investment operations:
Net investment income	0.73	0.30	^
Net realized and unrealized gain	0.94	4.91

Total from investment operations	1.67	5.21

Less distributions:
Net investment income	(0.46)	(0.38)
Realized gains	(2.08)	(0.64)

Total distributions	(2.54)	(1.02)

Net Asset Value, end of year	$25.99	$26.86

Total return	6.23%	22.98	%††
Ratios to Average Net Assets:
Expenses	0.12%	0.12	%†
Net investment income	1.53%	1.45	%†
Supplemental Data:
Net assets, end of year (000)	$902,913	$876,894
Portfolio turnover	13%	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone Retirement Income Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$10.90	$10.58	$10.18	$10.33	$9.81
Income from investment operations:
Net investment income	0.19	0.11 ^	0.20	0.20	0.12
Net realized and unrealized gain	0.19	0.54	0.53	0.05	0.56

Total from investment operations	0.38	0.65	0.73	0.25	0.68

Less distributions:
Net investment income	(0.17)	(0.13)	(0.20)	(0.20)	(0.15)
Realized gains	(0.49)	(0.20)	(0.13)	(0.20)	(0.01)

Total distributions	(0.66)	(0.33)	(0.33)	(0.40)	(0.16)

Net Asset Value, end of year	$10.62	$10.90	$10.58	$10.18	$10.33

Total return	3.50%	6.14%	7.18%	2.37%	6.93%
Ratios to Average Net Assets:
Expenses	0.39%	0.30%	0.14%	0.15%	0.18%
Net investment income	1.48%	1.04%	1.66%	1.79%	2.49%
Supplemental Data:
Net assets, end of year (000)	$87,999	$86,048	$238,158	$220,063	$215,961
Portfolio turnover	37%	10%	8%	19%	25%

	Milestone Retirement Income TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.91	$10.75
Income from investment operations:
Net investment income	0.22	0.14	^
Net realized and unrealized gain	0.18	0.37

Total from investment operations	0.40	0.51

Less distributions:
Net investment income	(0.20)	(0.15)
Realized gains	(0.49)	(0.20)

Total distributions	(0.69)	(0.35)

Net Asset Value, end of year	$10.62	$10.91

Total return	3.66%	4.76	%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14	%†
Net investment income	1.73%	1.56	%†
Supplemental Data:
Net assets, end of year (000)	$244,595	$237,584
Portfolio turnover	37%	10	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2010 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$11.33	$10.65	$10.10	$10.24	$9.56
Income from investment operations:
Net investment income	0.21	0.10 ^	0.20	0.19	0.10
Net realized and unrealized gain (loss)	0.24	1.08	0.76	(0.04)	0.71

Total from investment operations	0.45	1.18	0.96	0.15	0.81

Less distributions:
Net investment income	(0.18)	(0.13)	(0.20)	(0.21)	(0.13)
Realized gains	(0.87)	(0.37)	(0.21)	(0.08)	—

Total distributions	(1.05)	(0.50)	(0.41)	(0.29)	(0.13)

Net Asset Value, end of year	$10.73	$11.33	$10.65	$10.10	$10.24

Total return	3.94%	11.12%	9.53%	1.41%	8.51%
Ratios to Average Net Assets:
Expenses	0.39%	0.29%	0.14%	0.15%	0.18%
Net investment income	1.48%	0.88%	1.58%	1.75%	2.11%
Supplemental Data:
Net assets, end of year (000)	$72,333	$71,804	$234,023	$222,275	$217,770
Portfolio turnover	39%	15%	11%	22%	33%

	Milestone 2010 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.34	$10.92
Income from investment operations:
Net investment income	0.24	0.15	^
Net realized and unrealized gain	0.23	0.79

Total from investment operations	0.47	0.94

Less distributions:
Net investment income	(0.21)	(0.15)
Realized gains	(0.87)	(0.37)

Total distributions	(1.08)	(0.52)

Net Asset Value, end of year	$10.73	$11.34

Total return	4.11%	8.68	%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14	%†
Net investment income	1.73%	1.54	%†
Supplemental Data:
Net assets, end of year (000)	$219,041	$218,248
Portfolio turnover	39%	15	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2015 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$11.92	$10.87	$10.16	$10.35	$9.53
Income from investment operations:
Net investment income	0.22	0.10 ^	0.20	0.18	0.12
Net realized and unrealized gain (loss)	0.29	1.39	0.84	(0.10)	0.85

Total from investment operations	0.51	1.49	1.04	0.08	0.97

Less distributions:
Net investment income	(0.19)	(0.14)	(0.20)	(0.21)	(0.14)
Realized gains	(1.10)	(0.30)	(0.13)	(0.06)	(0.01)

Total distributions	(1.29)	(0.44)	(0.33)	(0.27)	(0.15)

Net Asset Value, end of year	$11.14	$11.92	$10.87	$10.16	$10.35

Total return	4.23%	13.75%	10.25%	0.70%	10.20%
Ratios to Average Net Assets:
Expenses	0.38%	0.26%	0.13%	0.14%	0.15%
Net investment income	1.54%	0.86%	1.68%	1.72%	1.96%
Supplemental Data:
Net assets, end of year (000)	$113,514	$106,285	$434,638	$381,855	$363,144
Portfolio turnover	35%	11%	8%	20%	15%

	Milestone 2015 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.92	$11.21
Income from investment operations:
Net investment income	0.26	0.16	^
Net realized and unrealized gain	0.28	1.02

Total from investment operations	0.54	1.18

Less distributions:
Net investment income	(0.22)	(0.17)
Realized gains	(1.10)	(0.30)

Total distributions	(1.32)	(0.47)

Net Asset Value, end of year	$11.14	$11.92

Total return	4.48%	10.51	%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13	%†
Net investment income	1.78%	1.65	%†
Supplemental Data:
Net assets, end of year (000)	$466,543	$449,872
Portfolio turnover	35%	11	%††

*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2020 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$12.33	$10.94	$10.10	$10.34	$9.43
Income from investment operations:
Net investment income	0.24	0.11 ^	0.21	0.18	0.14
Net realized and unrealized gain (loss)	0.32	1.73	0.92	(0.20)	0.92

Total from investment operations	0.56	1.84	1.13	(0.02)	1.06

Less distributions:
Net investment income	(0.20)	(0.16)	(0.20)	(0.18)	(0.14)
Realized gains	(0.96)	(0.29)	(0.09)	(0.04)	(0.01)

Total distributions	(1.16)	(0.45)	(0.29)	(0.22)	(0.15)

Net Asset Value, end of year	$11.73	$12.33	$10.94	$10.10	$10.34

Total return	4.49%	16.83%	11.25%	(0.26)%	11.27%
Ratios to Average Net Assets:
Expenses	0.38%	0.25%	0.13%	0.13%	0.15%
Net investment income	1.67%	0.92%	1.81%	1.73%	1.93%
Supplemental Data:
Net assets, end of year (000)	$119,097	$101,059	$470,664	$386,327	$344,033
Portfolio turnover	21%	9%	7%	16%	10%

	Milestone 2020 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.33	$11.33
Income from investment operations:
Net investment income	0.28	0.18	^
Net realized and unrealized gain	0.30	1.29

Total from investment operations	0.58	1.47

Less distributions:
Net investment income	(0.23)	(0.18)
Realized gains	(0.95)	(0.29)

Total distributions	(1.18)	(0.47)

Net Asset Value, end of year	$11.73	$12.33

Total return	4.73%	13.02	%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13	%†
Net investment income	1.91%	1.83	%†
Supplemental Data:
Net assets, end of year (000)	$632,326	$548,048
Portfolio turnover	21%	9	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2025 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$12.61	$10.90	$9.97	$10.27	$9.28
Income from investment operations:
Net investment income	0.26	0.11 ^	0.20	0.17	0.13
Net realized and unrealized gain (loss)	0.34	2.03	1.02	(0.26)	1.00

Total from investment operations	0.60	2.14	1.22	(0.09)	1.13

Less distributions:
Net investment income	(0.21)	(0.16)	(0.20)	(0.17)	(0.12)
Realized gains	(1.03)	(0.27)	(0.09)	(0.04)	(0.02)

Total distributions	(1.24)	(0.43)	(0.29)	(0.21)	(0.14)

Net Asset Value, end of year	$11.97	$12.61	$10.90	$9.97	$10.27

Total return	4.76%	19.67%	12.24%	(0.85)%	12.25%
Ratios to Average Net Assets:
Expenses	0.38%	0.26%	0.14%	0.14%	0.16%
Net investment income	1.75%	0.97%	1.85%	1.71%	1.77%
Supplemental Data:
Net assets, end of year (000)	$105,615	$86,764	$383,446	$301,275	$267,155
Portfolio turnover	18%	8%	5%	15%	7%

	Milestone 2025 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.62	$11.35
Income from investment operations:
Net investment income	0.30	0.19	^
Net realized and unrealized gain	0.33	1.54

Total from investment operations	0.63	1.73

Less distributions:
Net investment income	(0.24)	(0.19)
Realized gains	(1.03)	(0.27)

Total distributions	(1.27)	(0.46)

Net Asset Value, end of year	$11.98	$12.62

Total return	4.99%	15.23	%††
Ratios to Average Net Assets:
Expenses	0.13%	0.13	%†
Net investment income	1.98%	1.91	%†
Supplemental Data:
Net assets, end of year (000)	$537,449	$454,269
Portfolio turnover	18%	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2030 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$13.02	$11.03	$10.00	$10.34	$9.26
Income from investment operations:
Net investment income	0.28	0.11 ^	0.20	0.17	0.12
Net realized and unrealized gain (loss)	0.38	2.35	1.13	(0.32)	1.09

Total from investment operations	0.66	2.46	1.33	(0.15)	1.21

Less distributions:
Net investment income	(0.22)	(0.16)	(0.20)	(0.17)	(0.12)
Realized gains	(1.18)	(0.31)	(0.10)	(0.02)	(0.01)

Total distributions	(1.40)	(0.47)	(0.30)	(0.19)	(0.13)

Net Asset Value, end of year	$12.28	$13.02	$11.03	$10.00	$10.34

Total return	5.04%	22.33%	13.28%	(1.46)%	13.11%
Ratios to Average Net Assets:
Expenses	0.38%	0.27%	0.14%	0.15%	0.16%
Net investment income	1.78%	0.95%	1.81%	1.65%	1.53%
Supplemental Data:
Net assets, end of year (000)	$96,057	$78,295	$305,077	$236,452	$211,155
Portfolio turnover	19%	8%	5%	14%	7%

	Milestone 2030 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$13.03	$11.54
Income from investment operations:
Net investment income	0.31	0.20	^
Net realized and unrealized gain	0.38	1.79

Total from investment operations	0.69	1.99

Less distributions:
Net investment income	(0.25)	(0.19)
Realized gains	(1.18)	(0.31)

Total distributions	(1.43)	(0.50)

Net Asset Value, end of year	$12.29	$13.03

Total return	5.27%	17.22	%††
Ratios to Average Net Assets:
Expenses	0.13%	0.14	%†
Net investment income	2.03%	1.88	%†
Supplemental Data:
Net assets, end of year (000)	$439,894	$361,005
Portfolio turnover	19%	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2035 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$13.22	$10.99	$9.86	$10.28	$9.10
Income from investment operations:
Net investment income	0.29	0.11 ^	0.20	0.16	0.10
Net realized and unrealized gain (loss)	0.40	2.64	1.23	(0.39)	1.20

Total from investment operations	0.69	2.75	1.43	(0.23)	1.30

Less distributions:
Net investment income	(0.22)	(0.16)	(0.20)	(0.16)	(0.10)
Realized gains	(1.23)	(0.36)	(0.10)	(0.03)	(0.02)

Total distributions	(1.45)	(0.52)	(0.30)	(0.19)	(0.12)

Net Asset Value, end of year	$12.46	$13.22	$10.99	$9.86	$10.28

Total return	5.24%	25.02%	14.47%	(2.24)%	14.33%
Ratios to Average Net Assets:
Expenses	0.39%	0.29%	0.15%	0.17%	0.19%
Net investment income	1.76%	0.90%	1.78%	1.62%	1.35%
Supplemental Data:
Net assets, end of year (000)	$71,010	$58,607	$202,649	$150,472	$133,121
Portfolio turnover	20%	8%	5%	13%	7%

	Milestone 2035 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$13.22	$11.55
Income from investment operations:
Net investment income	0.32	0.20	^
Net realized and unrealized gain	0.41	2.01

Total from investment operations	0.73	2.21

Less distributions:
Net investment income	(0.26)	(0.18)
Realized gains	(1.23)	(0.36)

Total distributions	(1.49)	(0.54)

Net Asset Value, end of year	$12.46	$13.22

Total return	5.48%	19.17	%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14	%†
Net investment income	2.03%	1.85	%†
Supplemental Data:
Net assets, end of year (000)	$300,615	$244,635
Portfolio turnover	20%	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2040 Investor M Shares
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, beginning of year	$13.50	$11.16	$9.86	$10.30	$9.07
Income from investment operations:
Net investment income	0.30	0.10 ^	0.20	0.17	0.10
Net realized and unrealized gain (loss)	0.42	2.93	1.31	(0.44)	1.25

Total from investment operations	0.72	3.03	1.51	(0.27)	1.35

Less distributions:
Net investment income	(0.23)	(0.16)	(0.19)	(0.17)	(0.10)
Realized gains	(1.37)	(0.53)	(0.02)	—	(0.02)

Total distributions	(1.60)	(0.69)	(0.21)	(0.17)	(0.12)

Net Asset Value, end of year	$12.62	$13.50	$11.16	$9.86	$10.30

Total return	5.34%	27.12%	15.33%	(2.61)%	14.91%
Ratios to Average Net Assets:
Expenses	0.39%	0.28%	0.16%	0.17%	0.18%
Net investment income	1.76%	0.82%	1.77%	1.67%	1.20%
Supplemental Data:
Net assets, end of year (000)	$66,928	$53,970	$197,376	$146,032	$132,306
Portfolio turnover	22%	8%	4%	14%	21%

	Milestone 2040 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$13.50	$11.77
Income from investment operations:
Net investment income	0.33	0.20	^
Net realized and unrealized gain	0.44	2.24

Total from investment operations	0.77	2.44

Less distributions:
Net investment income	(0.26)	(0.18)
Realized gains	(1.38)	(0.53)

Total distributions	(1.64)	(0.71)

Net Asset Value, end of year	$12.63	$13.50

Total return	5.65%	20.74	%††
Ratios to Average Net Assets:
Expenses	0.14%	0.14	%†
Net investment income	2.00%	1.80	%†
Supplemental Data:
Net assets, end of year (000)	$290,826	$240,813
Portfolio turnover	22%	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2045 Investor M Shares
	For the Year Ended December 31,				For the Period from January 4, 2010* to December 31, 2010
	2014	2013	2012	2011
Net Asset Value, beginning of year	$14.52	$11.99	$10.71	$11.33	$10.00
Income from investment operations:
Net investment income	0.32	0.13 ^	0.22	0.17	0.10
Net realized and unrealized gain (loss)	0.47	3.19	1.43	(0.49)	1.36

Total from investment operations	0.79	3.32	1.65	(0.32)	1.46

Less distributions:
Net investment income	(0.24)	(0.16)	(0.22)	(0.17)	(0.10)
Realized gains	(1.01)	(0.63)	(0.15)	(0.13)	(0.03)

Total distributions	(1.25)	(0.79)	(0.37)	(0.30)	(0.13)

Net Asset Value, end of year	$14.06	$14.52	$11.99	$10.71	$11.33

Total return	5.42%	27.69%	15.49%	(2.81)%	14.62	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.43%	0.39%	0.25%	0.36%	0.87	%†
Expenses net of reimbursements/waivers, if any	0.43%	0.39%	0.25%	0.35%	0.34	%†
Net Investment Income before reimbursements/waivers	1.82%	0.95%	1.91%	1.68%	1.67	%†
Net Investment income net of reimbursements/waivers, if any	1.82%	0.95%	1.91%	1.69%	2.19	%†
Supplemental Data:
Net assets, end of year (000)	$33,389	$24,388	$53,824	$33,434	$22,363
Portfolio turnover	24%	9%	18%	14%	8	%††

	Milestone 2045 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$14.53	$12.66
Income from investment operations:
Net investment income	0.35	0.22	^
Net realized and unrealized gain	0.47	2.46

Total from investment operations	0.82	2.68

Less distributions:
Net investment income	(0.27)	(0.18)
Realized gains	(1.01)	(0.63)

Total distributions	(1.28)	(0.81)

Net Asset Value, end of year	$14.07	$14.53

Total return	5.65%	21.21	%††
Ratios to Average Net Assets:
Expenses	0.18%	0.21	%†
Net investment income	2.11%	1.87	%†
Supplemental Data:
Net assets, end of year (000)	$105,502	$73,807
Portfolio turnover	24%	9	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2050 Investor M Shares
	For the Year Ended December 31,		For the Period from September 10, 2012* to December 31, 2012
	2014	2013
Net Asset Value, beginning of year	$12.74	$10.25	$10.00
Income from investment operations:
Net investment income	0.27	0.13 ^	0.02
Net realized and unrealized gain	0.40	2.66	0.25

Total from investment operations	0.67	2.79	0.27

Less distributions:
Net investment income	(0.20)	(0.12)	(0.02)
Realized gains	(0.68)	(0.18)	—

Total distributions	(0.88)	(0.30)	(0.02)

Net Asset Value, end of year	$12.53	$12.74	$10.25

Total return	5.26%	27.24%	2.66	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.60%	1.05%	9.98	%†
Expenses net of reimbursements/waivers, if any	0.54%	0.56%	0.36	%†
Net Investment income (loss) before reimbursements/waivers	1.79%	0.65%	(6.43	)%†
Net Investment income net of reimbursements/waivers, if any	1.86%	1.14%	3.19	%†
Supplemental Data:
Net assets, end of year (000)	$11,111	$6,848	$6,769
Portfolio turnover	29%	24%	1	%††

	Milestone 2050 TM Shares
	For the Year Ended December 31, 2014	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.74	$10.83
Income from investment operations:
Net investment income	0.30	0.24	^
Net realized and unrealized gain	0.41	1.99

Total from investment operations	0.71	2.23

Less distributions:
Net investment income	(0.23)	(0.14)
Realized gains	(0.68)	(0.18)

Total distributions	(0.91)	(0.32)

Net Asset Value, end of year	$12.54	$12.74

Total return	5.55%	20.61	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.35%	0.78	%†
Expenses net of reimbursements/waivers, if any	0.29%	0.37	%†
Net Investment Income before reimbursements/waivers	2.31%	1.95	%†
Net Investment income net of reimbursements/waivers, if any	2.37%	2.36	%†
Supplemental Data:
Net assets, end of year (000)	$32,792	$15,442
Portfolio turnover	29%	24	%††

*	Commencement of operations
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Vantagepoint Funds (the “Company”) was organized as a Delaware statutory trust on July 28, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company consisted of the following series as of December 31, 2014:

The “Actively Managed Funds”:	The “Index Funds”:
Low Duration Bond Fund	Core Bond Index Fund
Inflation Focused Fund	500 Stock Index Fund
High Yield Fund	Broad Market Index Fund
Equity Income Fund	Mid/Small Company Index Fund
Growth & Income Fund	Overseas Equity Index Fund
Growth Fund
Select Value Fund
Aggressive Opportunities Fund
Discovery Fund
International Fund
Diversifying Strategies Fund

The “Milestone Funds”:	The “Model Portfolio Funds”:
Milestone Retirement Income Fund	Model Portfolio Conservative Growth Fund
Milestone 2010 Fund	Model Portfolio Traditional Growth Fund
Milestone 2015 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2020 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2025 Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund
Milestone 2045 Fund
Milestone 2050 Fund

The Actively Managed Funds (other than the Diversifying Strategies Fund and High Yield Fund) each offer two classes of shares: Investor Shares and T Shares. The Diversifying Strategies Fund and High Yield Fund (which commenced operations on May 1, 2014) each offer only one class of shares: T Shares. The Index Funds each offer three classes of shares: Class I Shares, Class II Shares, and T Shares. Lastly, the Model Portfolio Funds and Milestone Funds each offer two classes of shares: Investor M Shares and TM Shares.

The Model Portfolio Funds Structure

The Model Portfolio Funds invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs,” and, together with other Vantagepoint Funds, “underlying funds”). Subject to the supervision of the Company’s Board of Directors (“Board”), Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”) may make changes to the underlying fund allocations for the Model Portfolios based on its periodic analysis to identify the allocation of assets among the different underlying fund allocations for the Model Portfolio Funds that it believes is appropriate for each Model Portfolio Fund. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing allocations. The underlying

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

funds of each Model Portfolio Fund and the target investment allocation to each underlying fund as of December 31, 2014 were as follows:

	Conservative Growth	Traditional Growth	Long- Term Growth	All-Equity Growth
Fixed Income—%
Low Duration Bond	27.55%	9.70%	0.00%	0.00%
Core Bond Index	16.30%	16.05%	12.00%	0.00%
Inflation Focused	7.50%	3.40%	0.00%	0.00%
High Yield	9.65%	4.85%	3.00%	0.00%

Total Fixed Income—%	61.00%	34.00%	15.00%	0.00%

Equity—%
Equity Income	7.30%	11.00%	14.70%	23.00%
Growth & Income	5.25%	11.25%	14.55%	17.25%
Growth	4.80%	8.90%	10.95%	14.00%
Select Value	2.55%	4.50%	6.85%	10.25%
Aggressive Opportunities	1.40%	3.05%	5.00%	9.25%
Discovery	1.40%	2.60%	3.70%	6.25%
International	6.35%	11.05%	14.15%	17.00%
Third Party Emerging Markets ETF	0.95%	1.65%	2.10%	3.00%

Total Equity—%	30.00%	54.00%	72.00%	100.00%

Multi-Strategy—%
Diversifying Strategies	9.00%	12.00%	13.00%	0.00%

Total Multi-Strategy—%	9.00%	12.00%	13.00%	0.00%

Total—%	100.00%	100.00%	100.00%	100.00%

The Model Portfolio Funds invest in the T Shares of the underlying Vantagepoint Funds.

The Milestone Funds Structure

The Milestone Funds invest in the underlying funds as defined above. Subject to the supervision of the Board, VIA may make changes to the underlying fund allocations for the Milestone Funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is appropriate for each Milestone Fund. Each Milestone Fund invests in a combination of underlying funds that is believed to be appropriate for investors who expect to begin making gradual withdrawals from the Milestone Fund, typically at or after retirement, in or around the year stated in the Milestone Fund’s name, except for the Milestone Retirement Income Fund which may be appropriate for, among others, those who have already begun to make such withdrawals. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative over time until the Milestone Fund achieves a constant asset allocation approximately ten years after the year designated in its name. The Milestone 2045 and the Milestone 2050 Fund have not yet been adjusted because of their long remaining time horizon. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various underlying funds in differing

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

allocations. The underlying funds of each Milestone Fund and the target investment allocation to each underlying fund as of December 31, 2014, were as follows:

	Milestone Funds
	Retirement Income	2010	2015	2020	2025
Fixed Income—%
Low Duration Bond	26.30%	18.74%	16.41%	11.03%	7.65%
Core Bond Index	20.60%	21.38%	19.07%	18.79%	15.79%
Inflation Focused	10.50%	9.77%	6.57%	4.18%	1.75%
High Yield	5.60%	5.73%	4.71%	4.27%	4.17%

Total Fixed Income—%	63.00%	55.62%	46.76%	38.27%	29.36%

Equity—%
Equity Income	7.35%	8.57%	9.93%	12.04%	14.39%
Growth & Income	7.35%	7.05%	7.58%	9.17%	10.11%
Growth	2.75%	5.11%	6.32%	7.25%	8.58%
Select Value	0.35%	0.18%	0.49%	0.59%	0.67%
Mid/Small Company Index	3.90%	4.84%	5.17%	6.20%	6.97%
Aggressive Opportunities	0.35%	0.18%	0.49%	0.59%	0.67%
Discovery	0.35%	0.18%	0.49%	0.59%	0.67%
International	6.30%	7.12%	8.72%	10.21%	11.62%
Third Party Emerging Markets ETF	1.30%	1.36%	1.80%	2.09%	2.56%

Total Equity—%	30.00%	34.59%	40.99%	48.73%	56.24%

Multi-Strategy—%
Diversifying Strategies	7.00%	9.79%	12.25%	13.00%	14.40%

Total Multi-Strategy—%	7.00%	9.79%	12.25%	13.00%	14.40%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

	Milestone Funds
	2030	2035	2040	2045	2050
Fixed Income—%
Low Duration Bond	3.46%	0.57%	0.00%	0.00%	0.00%
Core Bond Index	13.33%	9.23%	3.57%	0.00%	0.00%
Inflation Focused	0.63%	0.15%	0.00%	0.00%	0.00%
High Yield	3.35%	2.12%	1.22%	1.00%	1.00%

Total Fixed Income—%	20.77%	12.07%	4.79%	1.00%	1.00%

Equity—%
Equity Income	16.41%	19.23%	22.16%	24.00%	24.00%
Growth & Income	10.43%	11.76%	12.43%	11.45%	11.45%
Growth	10.47%	11.41%	12.29%	13.90%	13.90%
Select Value	0.78%	0.88%	0.96%	1.00%	1.00%
Mid/Small Company Index	8.16%	9.23%	10.08%	10.45%	10.45%
Aggressive Opportunities	0.78%	0.88%	0.96%	1.00%	1.00%
Discovery	0.78%	0.88%	0.96%	1.00%	1.00%
International	13.49%	15.39%	16.86%	17.45%	17.45%
Third Party Emerging Markets ETF	2.93%	3.27%	3.51%	3.75%	3.75%

Total Equity—%	64.23%	72.93%	80.21%	84.00%	84.00%

Multi-Strategy—%
Diversifying Strategies	15.00%	15.00%	15.00%	15.00%	15.00%

Total Multi-Strategy—%	15.00%	15.00%	15.00%	15.00%	15.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Milestone Funds invest in the T Shares of the underlying Vantagepoint Funds.

Since the Model Portfolio Funds and Milestone Funds invested entirely in underlying funds during the year ended December 31, 2014 period, investment earnings for this period are composed of:

1.	ordinary and capital gain dividends from the underlying funds,

2.	unrealized appreciation/depreciation on investments in the underlying funds, and

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio Funds and Milestone Funds.

Subadviser Changes from January 1, 2014 to December 31, 2014

At a meeting held on June 20, 2014, VIA recommended, and the Board approved, the appointment of Western Asset Management Company as an additional subadviser to the High Yield Fund. This change was effective on August 1, 2014. At a meeting held on September 26, 2014, VIA recommended and the Board approved, the appointment of Western Asset Management Company Limited as a sub-subadviser to the High Yield Fund. This change was effective on October 7, 2014. At a meeting held on December 12, 2014, VIA recommended, and the Board approved, the appointment of AllianceBernstein L.P. as an additional subadviser to the Inflation Focused Fund to be effective May 1, 2015.

2.	Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets and liabilities, including the disclosure of contingent assets and liabilities at the date of the financial statements as well as changes in net assets resulting from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

Fair Value Measurements

The Board has established procedures for valuing portfolio securities and other assets (the “Valuation Procedures”). Pursuant to the Valuation Procedures, if market quotations are not readily available (or otherwise reliable) for a particular security or other asset, a fund must use the fair value of the asset, as determined in good faith by the Board. The Valuation Procedures include guidelines for making fair value determinations (the “Guidelines”). The Board has appointed a pricing committee (the “Pricing Committee”) for the purpose of implementing the Guidelines. The Pricing Committee includes representatives from VIA and officers of the Company. When applicable under the Valuation Procedures, the Pricing Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available (or otherwise reliable), based on the Guidelines, and reports such determinations to the Board.

The types of securities or other assets for which such fair value pricing may be necessary include, but are not limited to: certain foreign securities, securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale; and certain derivatives. The need to fair value a fund’s portfolio securities or other assets may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small cap securities. Securities or other assets may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a fund calculates its NAV because an event that will affect their value has occurred since the closing prices were established on the relevant domestic or foreign exchange or market but before the fund’s NAV calculation.

In making a fair value determination for a given security or asset, the Pricing Committee considers one or more of the following factors regarding the security or other asset, as appropriate: fundamental analytical data relating to the investment in the security; nature and duration of any restriction on the disposition of the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; cost at date of purchase; size of holding; discount from market value of unrestricted securities of

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

the same class at the time of purchase; special reports prepared by analysts; information as to any transactions or offers with respect to the security or asset; existence of merger proposals or tender offers affecting the security or asset; price and extent of public trading in similar securities or other instruments of the issuer or comparable companies and other relevant matters; most recent closing market prices; existence of shelf registration for restricted securities; existence of any undertaking to register the security; other acceptable methods of valuing securities or other assets based on: (a) earnings multiples; (b) a discount from market of a similar freely traded security or other instrument; (c) yield to maturity with respect to debt issues; or (d) a combination of these methods; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities or other instruments traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events and factors; with respect to securities or other instruments traded on foreign markets: (a) the value of foreign securities traded on other foreign markets; (b) ADR trading; (c) closed-end fund trading; (d) foreign currency exchange activity; and (e) the trading prices of financial products that are tied to baskets of foreign securities or other assets; with respect to an emergency or other unusual situation, an evaluation of (a) the nature and duration of the event; (b) the forces influencing the operation of the financial markets; (c) the factors relating to the event that precipitated the problem; (d) whether the event is likely to recur; and (e) whether the effects of the event are isolated or whether they affect entire markets, countries, or regions; quotations obtained from one or more broker-dealers of the prices at which they would be willing to buy the security or other asset; and Black-Scholes model for valuing rights, warrants and financial contracts (and similarly structured instruments).

The Pricing Committee reviews its previous fair value determinations on a monthly basis or more frequently as necessary. Fair value processes and controls are subject to review by the Chief Compliance Officer of the Company, and fair value processes and fair value determinations are subject to review by the Board.

Valuing securities or other assets at fair value involves greater reliance on judgment than valuing securities that have readily available (and otherwise reliable) market quotations. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or other asset at approximately the time at which the fund determines its NAV per share. As a result, the fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	—	quoted prices in active markets for identical investments

Level 2	—	other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

Level 3	—	significant unobservable inputs (including the fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The significant unobservable inputs used in the fair value measurement of the fund’s investments include the probability of default, loss severity in the event of default, increases in market interest rates, downgrades to the issuer’s

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

credit rating, potential for insolvency, government actions or pronouncements, and other financial and non-financial news. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the inputs used for fair valuations are accompanied by directionally similar changes in the assumption used for fair valuation determinations.

Investment Policy and Security Valuation

All equity securities that are traded on a national securities exchange (other than NASDAQ Global/Global Select and Capital Market securities traded primarily on the Nasdaq Stock Market, Inc. exchange (“NASDAQ”)) held by each fund normally will be valued at the last reported sale price or official close price (if available) on the exchange on which the security is primarily traded, and are categorized as Level 1 in the fair value hierarchy. If, on a particular day, an exchange-traded security does not trade on its primary exchange, then the price normally will be the mean between the closing bid and closing offer reported to the primary exchange and made available to quotation vendors or disseminated through an automated quotation system, or obtained by a pricing service from other quotation sources believed to be reliable and is generally categorized as Level 2 in the fair value hierarchy. NASDAQ Global/Global Select and Capital Market securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on any given day, no NOCP is available, the price of such securities normally will be the mean between the closing bid and closing offer reported on NASDAQ prior to the calculation of the net asset value (“NAV”) of a fund and are generally categorized as Level 1 in the fair value hierarchy. All equity securities not traded on a national securities exchange (“OTC Equities”) normally will be priced at the last reported sale price in the over-the-counter market and are generally categorized as Level 1 in the fair value hierarchy. If an OTC Equity does not trade in an over-the-counter market on a particular day, then the price normally will be the mean between the closing bid and closing offer obtained from a quotation service or other source believed to be reliable and is generally categorized as Level 1 in the fair value hierarchy. Prices for debt instruments and floating rate loans normally will be obtained from a pricing service. In determining prices, the pricing service may employ methodologies designed to identify the market value of debt instruments, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as securities’ prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations and are generally categorized as Level 2 in the fair value hierarchy. In the event a pricing service is unable to provide a price for a particular security, the security may be priced based on the average of two or more independent broker-dealer quotations and is generally categorized as Level 2 or Level 3 in the fair value hierarchy. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with the Guidelines and is generally categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of market inputs. Except for certain foreign equity securities described later in this note, foreign exchange traded securities are valued in the same manner as domestic exchange traded equity securities and are generally categorized as Level 1 in the fair value hierarchy.

Shares of the underlying funds in which the Model Portfolio and Milestone Funds invest are valued by using the underlying funds’ current NAVs for purchase and/or redemption orders that day and are categorized as Level 1 in the hierarchy.

Valuation of Certain Foreign Equity Securities

For foreign equity securities that are primarily traded in markets outside North and South America, the Board has approved the use of a third party fair valuation service. The service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security, which are generally categorized as Level 2 in the fair value hierarchy. Additionally, the Board has approved the use of the fair value prices provided by this service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the funds that are primarily traded in markets outside North and South America which are generally categorized as Level 2 in the fair value hierarchy. In the event prices for such foreign securities are not available through the service or another fair value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security in accordance with the Company’s Valuation Procedures and are generally categorized as Level 2 or Level 3 in the fair value hierarchy.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

The valuation techniques used by the funds to measure fair value during the year ended December 31, 2014 endeavored to maximize the use of observable inputs and minimize the use of unobservable inputs. The funds utilized fair value techniques such as a multi-dimensional relational pricing model and option adjusted spread pricing to estimate prices that would have prevailed in a liquid market given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2014, in valuing each fund’s investments carried at value:

Investment Type	Level 1	Level 2	Level 3	Total
Low Duration Bond Fund
Investments in Securities:
Corporate Obligations	$—	$433,137,627	$—	$433,137,627
Floating Rate Loans	—	4,934,008	—	4,934,008
Mortgage-Backed Securities	—	39,645,634	—	39,645,634
U.S. Treasury Obligations	—	154,793,268	—	154,793,268
Government Related Obligations	—	30,687,038	—	30,687,038
Asset-Backed Securities	—	108,746,533	—	108,746,533
Money Market Funds	33,221,831	—	—	33,221,831

Total Investments in Securities	$33,221,831	$771,944,108	$—	$805,165,939

Derivative Instruments:
Assets:
Futures	2,552	—	—	2,552
Forward Currency Contracts	—	6,605	—	6,605

Total Assets	$2,552	$6,605	$—	$9,157

Liabilities:
Futures	(25,535)	—	—	(25,535)

Total Liabilities	$(25,535)	$—	$—	$(25,535)

Total Derivative Instruments	$(22,983)	$6,605	$—	$(16,378)

Inflation Focused Fund
Investments in Securities:
Corporate Obligations	$—	$20,855,987	$—	$20,855,987
Mortgage-Backed Securities	—	3,034,922	—	3,034,922
U.S. Treasury Obligations	—	470,697,944	—	470,697,944
Government Related Obligations	—	6,979,554	—	6,979,554
Asset-Backed Securities	—	2,461,757	—	2,461,757
Purchased Options	—	285,759	—	285,759
Certificates of Deposit	—	999,072	—	999,072
Money Market Funds	22,486,040	—	—	22,486,040

Total Investments in Securities	$22,486,040	$505,314,995	$—	$527,801,035

Derivative Instruments:
Assets:
Futures	16,106	—	—	16,106
Swap Agreements	—	8,983	—	8,983

Total Assets	$16,106	$8,983	$—	$25,089

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Liabilities:
Written Options	$—	$(424,856)	$—	$(424,856)
Futures	(750,531)	—	—	(750,531)
Swap Agreements	—	(2,474,209)	—	(2,474,209)

Total Liabilities	$(750,531)	$(2,899,065)	$—	$(3,649,596)

Total Derivative Instruments	$(734,425)	$(2,890,082)	$—	$(3,624,507)

High Yield Fund
Investments in Securities:
Preferred Stocks	$1,183,802	$—	$—	$1,183,802
Convertible Preferred Stocks	—	176,253	—	176,253
Corporate Obligations	—	329,166,053	—	329,166,053
Floating Rate Loans	—	768,306	—	768,306
Money Market Funds	47,759,711	—	—	47,759,711

Total Investments in Securities	$48,943,513	$330,110,612	$—	$379,054,125

Derivative Instruments:
Assets:
Forward Currency Contracts	—	408,581	—	408,581

Total Assets	$—	$408,581	$—	$408,581

Liabilities:
Futures	(83,609)	—	—	(83,609)
Forward Currency Contracts	—	(14,299)	—	(14,299)

Total Liabilities	$(83,609)	$(14,299)	$—	$(97,908)

Total Derivative Instruments	$(83,609)	$394,282	$—	$310,673

Equity Income Fund
Investments in Securities:
Common Stocks	$2,211,930,730	$18,448,819	$—	$2,230,379,549
Money Market Funds	177,379,689	—	—	177,379,689

Total Investments in Securities	$2,389,310,419	$18,448,819	$—	$2,407,759,238

Growth & Income Fund
Investments in Securities:
Common Stocks	$1,643,140,019	$14,172,311	$—	$1,657,312,330
Money Market Funds	78,287,448	—	—	78,287,448

Total Investments in Securities	$1,721,427,467	$14,172,311	$—	$1,735,599,778

Growth Fund
Investments in Securities:
Common Stocks	$2,234,322,005	$—	$—	$2,234,322,005
Money Market Funds	122,752,042	—	—	122,752,042

Total Investments in Securities	$2,357,074,047	$—	$—	$2,357,074,047

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Select Value Fund
Investments in Securities:
Common Stocks	$431,476,211	$—	$—	$431,476,211
Money Market Funds	26,400,428	—	—	26,400,428

Total Investments in Securities	$457,876,639	$—	$—	$457,876,639

Aggressive Opportunities Fund
Investments in Securities:
Common Stocks	$1,069,027,171	$—	$—	$1,069,027,171
Money Market Funds	88,863,761	—	—	88,863,761

Total Investments in Securities	$1,157,890,932	$—	$—	$1,157,890,932

Discovery Fund
Investments in Securities:
Common Stocks	$141,854,354	$891,631	$—	$142,745,985
Corporate Obligations	—	64,544,593	—	64,544,593
Mortgage-Backed Securities	—	11,538,468	—	11,538,468
U.S. Treasury Obligations	—	51,151,695	—	51,151,695
Government Related Obligations	—	4,243,795	—	4,243,795
Asset-Backed Securities	—	10,226,773	—	10,226,773
Money Market Funds	29,664,101	—	—	29,664,101

Total Investments in Securities	$171,518,455	$142,596,955	$—	$314,115,410

Derivative Instruments:
Assets:
Futures	4,297,899	—	—	4,297,899

Total Assets	$4,297,899	$—	$—	$4,297,899

Liabilities:
Futures	(7,257)	—	—	(7,257)

Total Liabilities	$(7,257)	$—	$—	$(7,257)

Total Derivative Instruments	$4,290,642	$—	$—	$4,290,642

International Fund
Investments in Securities:
Common Stocks	$165,663,063	$1,308,730,372	$—	$1,474,393,435
Preferred Stocks	—	5,102,630	—	5,102,630
Rights	—	515,886	—	515,886
Money Market Funds	53,375,289	—	—	53,375,289

Total Investments in Securities	$219,038,352	$1,314,348,888	$—	$1,533,387,240

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Diversifying Strategies Fund
Investments in Securities:
Common Stocks	$59,499,092	$—	$—	$59,499,092
Convertible Preferred Stocks	8,597,107	6,474,647	—	15,071,754
Corporate Obligations	—	338,654,823	—	338,654,823
Floating Rate Loans	—	4,083,947	—	4,083,947
Mortgage-Backed Securities	—	65,316,108	—	65,316,108
Convertible Debt Obligations	—	388,890,784	—	388,890,784
U.S. Treasury Obligations	—	132,602,552	—	132,602,552
Government Related Obligations	—	21,756,136	—	21,756,136
Asset-Backed Securities	—	40,939,361	—	40,939,361
Money Market Funds	31,430,317	—	—	31,430,317

Total Investments in Securities	$99,526,516	$998,718,358	$—	$1,098,244,874

Derivative Instruments:
Assets:
Futures	10,545,776	—	—	10,545,776
Forward Currency Contracts	—	68,896	—	68,896

Total Assets	$10,545,776	$68,896	$—	$10,614,672

Liabilities:
Futures	(28,134)	—	—	(28,134)

Total Liabilities	$(28,134)	$—	$—	$(28,134)

Total Derivative Instruments	$10,517,642	$68,896	$—	$10,586,538

Core Bond Index Fund
Investments in Securities:
Corporate Obligations	$—	$407,446,942	$—	$407,446,942
Mortgage-Backed Securities	—	521,337,336	—	521,337,336
U.S. Treasury Obligations	—	581,977,918	—	581,977,918
Government Related Obligations	—	155,995,527	—	155,995,527
Asset-Backed Securities	—	8,054,131	—	8,054,131
Money Market Funds	136,692,298	—	—	136,692,298

Total Investments in Securities	$136,692,298	$1,674,811,854	$—	$1,811,504,152

500 Stock Index Fund
Investments in Securities:
Common Stocks	$820,794,377	$—	$—	$820,794,377
U.S. Treasury Obligations	—	1,164,956	—	1,164,956
Money Market Funds	25,804,205	—	—	25,804,205

Total Investments in Securities	$846,598,582	$1,164,956	$—	$847,763,538

Derivative Instruments:
Assets:
Futures	162,436	—	—	162,436

Total Assets	$162,436	$—	$—	$162,436

Total Derivative Instruments	$162,436	$—	$—	$162,436

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Broad Market Index Fund
Investments in Securities:
Common Stocks	$861,803,421	$—	$—	$861,803,421
U.S. Treasury Obligations	—	1,004,799	—	1,004,799
Rights	5,054	12,143	—	17,197
Warrants	—	500	—	500
Money Market Funds	37,433,273	—	—	37,433,273

Total Investments in Securities	$899,241,748	$1,017,442	$—	$900,259,190

Derivative Instruments:
Assets:
Futures	$169,987	$—	$—	$169,987

Total Assets	$169,987	$—	$—	$169,987

Total Derivative Instruments	$169,987	$—	$—	$169,987

Mid/Small Company Index Fund
Investments in Securities:
Common Stocks	$740,380,888	$—	$—	$740,380,888
U.S. Treasury Obligations	—	384,932	—	384,932
Rights	—	37,973	—	37,973
Warrants	—	1,531	—	1,531
Money Market Funds	58,729,387	—	—	58,729,387

Total Investments in Securities	$799,110,275	$424,436	$—	$799,534,711

Derivative Instruments:
Liabilities:
Futures	(17,841)	—	—	(17,841)

Total Liabilities	$(17,841)	$—	$—	$(17,841)

Total Derivative Instruments	$(17,841)	$—	$—	$(17,841)

Overseas Equity Index Fund
Investments in Securities:
Common Stocks	$15,410	$294,631,388	$—	$294,646,798
Preferred Stocks	—	1,808,727	—	1,808,727
U.S. Treasury Obligations	—	124,966	—	124,966
Rights	—	31,385	—	31,385
Money Market Funds	8,425,844	—	—	8,425,844

Total Investments in Securities	$8,441,254	$296,596,466	$—	$305,037,720

Derivative Instruments:
Liabilities:
Futures	(17,069)	—	—	(17,069)

Total Liabilities	$(17,069)	$—	$—	$(17,069)

Total Derivative Instruments	$(17,069)	$—	$—	$(17,069)

See Schedule of Investments for identification of securities by industry classification.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of December 31, 2014 the funds did not hold significant investments in Level 3 securities. During the year ended December 31, 2014, the International Fund had securities transferred from Level 2 to Level 1 with a total market value of $12,937,679 or 0.85% of the net assets of the fund. There were no transfers within other funds.

When Issued Securities

The funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date. Typically, no income accrues on securities that a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated to cover these positions.

To-Be-Announced (“TBA”) Securities

A TBA security is a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date. The fund also relies on the seller to complete the transaction. The seller’s failure to do so may cause a fund to miss a price or yield considered advantageous to the fund, and a fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies will be translated (but not actually converted) into U.S. dollars daily at the exchange rate of such currencies against the U.S. dollar supplied by the WM/Reuters Intraday Spot exchange rates as of 4:00 pm Eastern Time. Purchases and sales of securities, income receipts and expense payments are translated (but not actually converted) into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

Currency symbols utilized throughout the notes to these financial statements are defined as follows:

EUR	— European Monetary Unit
GBP	— British Pound
USD	— U.S. Dollar

Options (other than Swaptions)

Exchange traded options normally will be priced based on the last reported sale price or official closing price (if available) on the exchange on which the option is primarily traded, as provided by a pricing service. If on a particular day, an option does not trade on its primary exchange, the fund’s custodian will calculate and use the mean between the closing bid and closing offer reported to the exchange and obtained from a pricing service and such options are generally categorized as Level 1 in the hierarchy.

Purchased options on Euro-Bund futures trade on foreign exchanges and are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value. There is no premium paid at the time of purchase. These options are generally categorized as Level 1 in the hierarchy.

Non-exchange traded (i.e., over-the-counter) options normally will be priced using an option valuation model, which incorporates relevant parameters (e.g., implied volatility; current value of underlier). Such prices will be provided by a pricing service and these options are generally categorized as Level 2 in the hierarchy.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

In the event a pricing service is unable to provide a price for a particular option, the option may be priced based on the average of two or more independent broker-dealer quotations, pursuant to the Valuation Procedures, or at its fair value determined in accordance with the Valuation Procedures and is generally categorized as Level 2 in the hierarchy.

Futures

Futures contracts normally will be priced at their settlement prices established and reported each day on the exchange on which they are traded, as provided by a pricing service and are generally categorized as Level 1 in the hierarchy. In the event a pricing service is unable to provide a price for a particular futures contract, the value of the contract will be priced at its fair value in accordance with the Valuation Procedures and generally such futures are categorized as Level 2 in the hierarchy.

Futures exchange abbreviations utilized throughout the notes to these financial statements are defined as follows:

CBT	— Chicago Board of Trade Exchange
CME	— Chicago Mercantile Exchange
NYF	— New York Futures Exchange

Forward Currency Contracts

Forward currency contracts normally will be priced using the WM/Reuters Intraday Forwards rates provided as of 4:00 pm Eastern Time. In the event WM/Reuters (or a designated pricing service) is unable to provide a rate for a particular contract, the fair value of the contract will be determined in accordance with the Valuation Procedures and generally such contracts are categorized as Level 2 in the hierarchy.

Interest Rate Swaps and Inflation Swaps

Interest rate and inflation swaps normally will be priced based on the applicable swap valuation model (i.e., interest rate or inflation) which incorporates a snapshot of the relevant swap curve (interest rate curve or inflation rate curve, as applicable). Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swap, the fair value of the swap will be determined in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Interest Rate Swaptions

Interest rate swaptions normally will be priced based on a snapshot taken of the relevant swap curve, deriving an implied volatility surface from actual and/or indicative broker-dealer swaption prices, and combining them in a swaption valuation model. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swaption, the fair value of the swaption will be determined in accordance with the Valuation Procedures and generally such swaptions are categorized as Level 2 in the hierarchy.

Total Return Swaps

Total return swaps are normally priced based on a valuation model that incorporates cash flow forecasts for the reference asset and a snapshot of the relevant interest rate swap curve. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular total return swap, the fair value of the swap will be determined in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Floating Rate Loans

Floating rate loans are debt securities or other interests issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or other debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired from a lender or

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

through the agent as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan or portion thereof. Investments in floating rate loans have risks that are similar to those of fixed income securities. In addition, floating rate loans carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans may also carry liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Therefore, the liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. If the credit quality of a floating rate loan suffers a significant decline, the secondary trading market for that same loan may also decline, making it more difficult to sell and to value. Difficulty in selling a floating rate loan can result in a loss.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes, except for the Core Bond Index Fund, which does not amortize bond premium for tax purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income.

Dividends and Distributions to Shareholders

Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/(loss). Dividends from net investment income, if any, are declared and paid monthly to shareholders of the Core Bond Index, Low Duration Bond, High Yield, and Inflation Focused Funds. For the remaining funds, dividends from net investment income, if any, are declared and paid annually to shareholders. Distributions from net realized capital gains, if any, are generally declared and paid annually to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on investment securities, and differing characterizations of distributions being made by each fund.

Certain differences are permanent, and result in reclassifications among paid-in capital, net investment income or realized gains. These may include net operating losses not utilized during the current year, commission adjustments, pay-down gains and losses, bond premium amortization, foreign currency gains and losses, treasury inflation protected securities adjustments, taxable over-distributions or returns of capital, distribution reclassifications, and adjustments relating to income received from, or dispositions of, swaps, securities with special dividends, or any real estate investment trust, passive foreign investment company, publicly traded partnerships, contingent payment debt instruments, and mutual fund company securities. These reclassifications have no effect on net assets or net asset values per share, and they do not affect the net investment income per share calculations presented in the Financial Highlights.

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Low Duration Bond	$—	$90,368	$(90,368)
Inflation Focused	—	1,467,162	(1,467,162)
High Yield	—	318,000	(318,000)
Equity Income	—	1,874,803	(1,874,803)
Growth & Income	—	1,791,819	(1,791,819)
Growth	—	2,837,691	(2,837,691)
Select Value	—	(496,090)	496,090
Aggressive Opportunities	(58)	(1,346,357)	1,346,415
Discovery	—	(76,534)	76,534
International	—	2,489,526	(2,489,526)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Diversifying Strategies	$(55,938)	$10,912,042	$(10,856,104)
Core Bond Index	—	7,326,274	(7,326,274)
500 Stock Index	7,908,911	(205,993)	(7,702,918)
Broad Market Index	1,426,048	(339,496)	(1,086,552)
Mid/Small Company Index	1,816,353	(289,804)	(1,526,549)
Overseas Equity Index	300,532	(149,668)	(150,864)
Model Portfolio Conservative Growth	—	312,192	(312,192)
Model Portfolio Traditional Growth	—	37,211	(37,211)
Model Portfolio Long-Term Growth	—	(63,305)	63,305
Model Portfolio All-Equity Growth	—	(161,644)	161,644
Milestone Retirement Income	—	15,514	(15,514)
Milestone 2010	—	13,988	(13,988)
Milestone 2015	—	17,531	(17,531)
Milestone 2020	—	11,327	(11,327)
Milestone 2025	—	2,884	(2,884)
Milestone 2030	—	(823)	823
Milestone 2035	—	82	(82)
Milestone 2040	—	(57,578)	57,578
Milestone 2045	—	91	(91)
Milestone 2050	—	(31)	31

Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Any taxable income or gains remaining at fiscal year-end are distributed in the following year. Therefore, no provision for federal income or excise taxes was required.

The FASB issued Interpretation ASC 740, “Income Taxes,” (“ASC 740”) which establishes guidelines for recognizing, measuring, and disclosing tax return positions in financial statements. Management has evaluated the Company’s tax positions and determined that the application of ASC 740 had no material impact on the Company’s financial statements. Accordingly, no adjustments for unrecognized tax benefits or related interest or penalties were required as of December 31, 2014. If applicable, the Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other Expenses” in the Statement of Operations. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next twelve months. The Company files U.S. federal, state, and local returns as required. The Company’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a tax provision for income taxes.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Low Duration Bond	$—	$—	$—
Inflation Focused	3,335,162	—	3,335,162
High Yield	442,586	—	442,586
Equity Income	12,798,908	18,522,945	31,321,853
Growth & Income	637,196	16,008,929	16,646,125
Growth	—	25,091,619	25,091,619
Select Value	3,049,891	9,404,916	12,454,807

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Aggressive Opportunities	$5,128,112	$22,867,034	$27,995,146
Discovery	3,035,494	2,191,505	5,226,999
International	—	5,449,252	5,449,252
Diversifying Strategies	259,215	6,637,586	6,896,801
Core Bond Index	—	—	—
500 Stock Index	405,652	1,645,050	2,050,702
Broad Market Index	5,519,179	1,011,287	6,530,466
Mid/Small Company Index	100,926	8,772,730	8,873,656
Overseas Equity Index	184,890	—	184,890
Model Portfolio Conservative Growth	—	20,080,698	20,080,698
Model Portfolio Traditional Growth	—	85,357,510	85,357,510
Model Portfolio Long-Term Growth	—	151,043,883	151,043,883
Model Portfolio All-Equity Growth	—	85,157,054	85,157,054
Milestone Retirement Income	39,743	9,521,185	9,560,928
Milestone 2010	—	9,315,909	9,315,909
Milestone 2015	—	21,173,972	21,173,972
Milestone 2020	—	32,348,734	32,348,734
Milestone 2025	—	30,836,524	30,836,524
Milestone 2030	—	27,748,720	27,748,720
Milestone 2035	—	21,973,880	21,973,880
Milestone 2040	—	23,568,988	23,568,988
Milestone 2045	—	9,239,641	9,239,641
Milestone 2050	—	2,919,963	2,919,963

The tax character of distributions during 2014 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Low Duration Bond	$9,579,456	$1,530,915	$—	$11,110,371
Inflation Focused	9,388,349	723,804	—	10,112,153
High Yield	9,802,943	—	—	9,802,943
Equity Income	63,219,339	350,381,284	—	413,600,623
Growth & Income	41,183,884	187,998,928	—	229,182,812
Growth	9,726,369	67,002,902	—	76,729,271
Select Value	18,094,939	49,430,844	—	67,525,783
Aggressive Opportunities	19,530,900	146,579,918	—	166,110,818
Discovery	13,194,342	23,954,412	—	37,148,754
International	51,863,343	9,043,311	—	60,906,654
Diversifying Strategies	31,115,858	38,721,655	—	69,837,513
Core Bond Index	41,739,240	—	—	41,739,240
500 Stock Index	13,948,104	14,512,417	—	28,460,521
Broad Market Index	15,497,630	9,119,540	—	24,617,170
Mid/Small Company Index	13,190,277	30,420,648	—	43,610,925
Overseas Equity Index	9,998,116	—	—	9,998,116
Model Portfolio Conservative Growth	13,417,823	52,492,268	—	65,910,091
Model Portfolio Traditional Growth	39,707,783	95,792,571	—	135,500,354
Model Portfolio Long-Term Growth	56,777,197	126,924,026	—	183,701,223
Model Portfolio All-Equity Growth	24,834,894	60,290,883	—	85,125,777
Milestone Retirement Income	6,443,534	13,620,084	—	20,063,618
Milestone 2010	5,714,604	20,664,477	—	26,379,081
Milestone 2015	11,583,351	49,371,353	—	60,954,704
Milestone 2020	15,719,696	52,835,691	—	68,555,387

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Milestone 2025	$13,871,963	$47,540,231	$—	$61,412,194
Milestone 2030	11,757,013	43,780,085	—	55,537,098
Milestone 2035	8,292,344	31,086,404	—	39,378,748
Milestone 2040	8,073,791	32,755,987	—	40,829,778
Milestone 2045	3,076,927	8,428,362	—	11,505,289
Milestone 2050	1,029,883	1,901,368	—	2,931,251

The tax character of distributions during 2013 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Low Duration Bond	$7,992,861	$1,509,632	$—	$9,502,493
Inflation Focused	8,171,405	8,974,277	—	17,145,682
Equity Income	45,935,807	106,020,635	—	151,956,442
Growth & Income	25,453,231	111,699,235	—	137,152,466
Growth	11,761,873	—	—	11,761,873
Select Value	20,611,827	39,536,586	—	60,148,413
Aggressive Opportunities	45,549,946	66,939,790	—	112,489,736
Discovery	23,025,790	25,798,289	—	48,824,079
International	30,965,823	—	—	30,965,823
Diversifying Strategies	20,271,969	11,992,223	—	32,264,192
Core Bond Index	36,026,496	—	—	36,026,496
500 Stock Index	10,623,254	1,698,318	—	12,321,572
Broad Market Index	12,780,921	8,981,718	—	21,762,639
Mid/Small Company Index	13,776,960	44,613,956	—	58,390,916
Overseas Equity Index	6,970,845	—	—	6,970,845
Model Portfolio Conservative Growth	11,329,321	9,507,066	—	20,836,387
Model Portfolio Traditional Growth	35,340,349	28,932,875	—	64,273,224
Model Portfolio Long-Term Growth	52,434,385	44,573,892	—	97,008,277
Model Portfolio All-Equity Growth	26,128,168	7,618,002	—	33,746,170
Milestone Retirement Income	4,870,032	5,062,522	—	9,932,554
Milestone 2010	4,261,429	8,502,311	—	12,763,740
Milestone 2015	8,488,602	12,336,153	—	20,824,755
Milestone 2020	10,443,369	13,428,042	—	23,871,411
Milestone 2025	8,923,472	9,863,758	—	18,787,230
Milestone 2030	7,126,570	8,871,634	—	15,998,204
Milestone 2035	4,799,154	7,072,377	—	11,871,531
Milestone 2040	4,638,073	10,019,247	—	14,657,320
Milestone 2045	1,452,065	3,721,269	—	5,173,334
Milestone 2050	530,085	7,977	—	538,062

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies, which are generally effective beginning with the Company’s taxable year ending December 31, 2011. Under the Act, the funds are permitted to carry forward capital losses incurred in taxable years beginning after the enactment date indefinitely. At December 31, 2014, the following funds had net capital loss carryovers:

Pre-enactment capital loss carryforwards through indicated expiration dates are as follows:

	Expiring December 31
Fund	2015	2016	2017
Core Bond Index	$—	$(1,876,697)	$(4,404,280)
Overseas Equity Index	—	—	(2,259,926)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Expiring December 31
Fund	2018	2019
Overseas Equity Index	$(444,126)	$—

Post-enactment capital loss carryforwards, under the provisions of the Act, are as follows:

	Loss carryforward character
Fund	Short Term	Long Term
High Yield	$(1,555,346)	$(122,062)

At December 31, 2014, the following funds elected to defer post-October net capital losses and specified loses of:

Fund	Capital Losses	Specified Losses
Low Duration Bond	$131,673	$—
Inflation Focused	4,549,807	22,212
High Yield	781,665	—
Growth & Income	—	1,423
Growth	6,797,050	—
Aggressive Opportunities	1,697,704	31,340
International	1,854,418	46,882
Core Bond Index	552,467	—
Overseas Equity Index	202,100	118,019

3. Investments in Derivative Instruments

Some of the funds use derivative instruments in pursuing their investment objectives. The following table and discussion provides more detailed information about a fund’s derivative usage. The table below shows the average monthly notional balance, settlement value, or market value (as applicable) of the derivative instruments held by each applicable fund during the reporting period.

	Low Duration Bond Fund	Inflation Focused Fund	High Yield Fund	Discovery Fund
Futures Contracts:
Average Notional Balance Long	$12,690,048	$17,309,014	$—	$139,577,419
Average Notional Balance Short	11,118,685	33,124,191	4,549,689	2,594,016
Forward Currency Contracts:
Average Settlement Value—Deliver USD	$1,027,417	$—	$260,809	$92,259
Average Settlement Value—Receive USD	2,163,142	—	5,377,791	243,279
Exchange-Traded Options:
Average Market Value Purchased	$—	$21,823	$—	$—
Swaptions:
Average Notional Balance Purchased	$—	$684,615	$—	$—
Average Notional Balance Written	—	18,123,077	—	—
Inflation Linked Swaps:
Average Notional Balance—Pays Fixed Rate	$—	$48,253,846	$—	$—
Interest Rate Swaps:
Average Notional Balance—Pays Fixed rate	$—	$6,761,538	$—	$—
Average Notional Balance—Receives Fixed rate	—	14,669,231	—	—

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	International Fund	Diversifying Strategies Fund	500 Stock Index Fund	Broad Market Index Fund
Futures Contracts:
Average Notional Balance Long	$—	$249,703,718	$18,679,224	$15,790,018
Average Notional Balance Short	—	45,574,913	—	—
Forward Currency Contracts:
Average Settlement Value—Deliver USD	$—	$16,764,518	$—	$—
Average Settlement Value—Receive USD	7,271,704	19,585,795	—	—
Exchange-Traded Options:
Average Market Value Purchased	$—	$169,901	$—	$—
Average Market Value Purchased Options on Euro-Bund futures	—	201,595	—	—
Over the Counter Options:
Average Market Value Purchased	$—	$19,596	$—	$—
Average Market Value Written	—	126,706	—	—

	Mid/Small Company Index Fund	Overseas Equity Index Fund
Futures Contracts:
Average Notional Balance Long	$13,914,970	$5,559,376
Average Notional Balance Short	—	—
Forward Currency Contracts:
Average Settlement Value—Deliver USD	$—	$9,483,743
Average Settlement Value—Receive USD	—	6,325,336

Futures Contracts (“Futures”)

A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date.

Certain funds may enter into futures to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing fixed income securities prices to fall), credit risk (the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal in a timely manner on the instrument), stock market risk (the risk that stock prices overall will decline over short or extended periods), or foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar).

Certain funds may use futures to seek to increase portfolio value, by increasing or decreasing their exposure to changes in the market value of the specific underlying security, foreign currency, or index.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Futures may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*	*		*	*	*
Inflation Focused	*	*		*	*	*
High Yield	*	*		*	*	*
Equity Income			*	*	*
Growth & Income			*	*	*
Growth			*	*	*
Select Value			*	*	*
Aggressive Opportunities			*	*	*
Discovery	*	*	*	*	*	*
International			*	*	*	*
Diversifying Strategies	*	*	*	*	*	*
Core Bond Index	*				*
500 Stock Index					*
Broad Market Index					*
Mid/Small Company Index					*
Overseas Equity Index				*	*

Upon entering into the futures contract, the fund agrees to deposit an amount equal to a certain percentage of the contract notional value (initial margin). The fund agrees to subsequently receive or pay an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses are a component of net realized gain (loss) on futures in the Statement of Operations.

Use of futures may involve risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with futures include: the risk that a particular future may be difficult to purchase or sell (liquidity risk); the risk that certain futures may be more sensitive than traditional investments to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the future, and the inability of the future to correlate perfectly, or at all, with the value of the underlying asset, reference rate, or index it is designed to closely track (valuation risk); the risk that the fund may lose substantially more than the amount invested and that the fund may be forced to liquidate portfolio positions when it may not be advantageous to do so (leverage risk).

During the year ended December 31, 2014, the following funds purchased and/or sold futures contracts: Low Duration Bond Fund, Inflation Focused Fund, High Yield Fund, Discovery Fund, Diversifying Strategies Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund.

As of December 31, 2014, the following funds had open futures contracts outstanding:

Low Duration Bond Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
95	CBT	U.S. 2 Year Treasury Note	March 2015	$20,766,406	$(25,535)

Sold
43	CBT	U.S. 5 Year Treasury Note	March 2015	$5,113,976	$2,552

					$(22,983)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Inflation Focused Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
127	CBT	U.S. 10 Year Treasury Note	March 2015	$16,103,203	$14,296
17	CBT	U.S. 5 Year Treasury Note	March 2015	2,021,805	877

					$15,173

Sold
4	CBT	U.S. 2 Year Treasury Note	March 2015	$874,375	$933
68	CBT	U.S. Long Bond	March 2015	9,830,250	(166,993)
72	CBT	U.S. Ultra Bond	March 2015	11,893,500	(583,538)

					$(749,598)

					$(734,425)

High Yield Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Depreciation
Sold
70	CBT	U.S. 10 Year Treasury Note	March 2015	$8,875,781	$(75,548)
50	CBT	U.S. 5 Year Treasury Note	March 2015	5,946,485	(8,061)

					$(83,609)

Discovery Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
1,188	NYF	E-MINI Russell 2000 Index	March 2015	$142,643,160	$4,297,899
27	CBT	U.S. 2 Year Treasury Note	March 2015	5,902,031	(7,257)

					$4,290,642

Diversifying Strategies Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
2,836	NYF	E-MINI Russell 2000 Index	March 2015	$340,518,520	$10,543,549
105	CBT	U.S. 2 Year Treasury Note	March 2015	22,952,344	(28,134)

					$10,515,415

Sold
37	CBT	U.S. 5 Year Treasury Note	March 2015	$4,400,399	$2,227

					$10,517,642

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

500 Stock Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
247	CME	E-MINI S&P 500 Index	March 2015	$25,347,140	$162,436

Broad Market Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
17	NYF	E-MINI Russell 2000 Index	March 2015	$2,041,190	$51,514
180	CME	E-MINI S&P 500 Index	March 2015	18,471,600	91,969
13	CME	E-MINI S&P MidCap 400	March 2015	1,883,180	26,504

					$169,987

Mid/Small Company Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Depreciation
Purchased
19	NYF	E-MINI Russell 2000 Index	March 2015	$2,281,330	$(5,725)
14	CME	E-MINI S&P MidCap 400	March 2015	2,028,040	(12,116)

					$(17,841)

Overseas Equity Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Depreciation
Purchased
26	NYF	MINI MSCI EAFE Equity Index	March 2015	$2,285,270	$(17,069)

Forward Currency Contracts

A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

Certain funds may enter into forward currency contracts to manage foreign currency risk. Foreign currency risk is the risk that a fund’s investment in or exposure to foreign currencies or securities denominated in foreign currencies may cause the fund to experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar, or, in the case of hedged positions, the risk that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund denominated in those currencies.

Certain funds also may enter into forward currency contracts to obtain or adjust investment exposure to a foreign currency.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Forward currency contracts may be used by the following funds for the following purposes:

Fund	Manage Foreign Currency Risk	Obtain or Adjust Investment Exposure to Foreign Currencies
Low Duration Bond	*	*
Inflation Focused	*	*
High Yield	*	*
Equity Income	*
Growth & Income	*
Growth	*
Select Value	*
Aggressive Opportunities	*
Discovery	*	*
International	*	*
Diversifying Strategies	*	*
Overseas Equity Index	*

Risks of entering into forward currency contracts include the possibility that a fund may lose money. For example, foreign currency values may change unfavorably relative to the U.S. dollar, there may be an illiquid market, or a change in the value of the contracts may not correlate with changes in the value of the underlying currency. The use of over-the-counter forward currency contracts includes counterparty risk, which is the risk that the other party to a contract may not fulfill its obligations.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward currency contracts are components of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on forward currency contracts and foreign currency transactions in the Statement of Operations, respectively.

During the year ended December 31, 2014, the following funds purchased and/or sold forward foreign currency exchange contracts: Low Duration Bond Fund, High Yield, and Diversifying Strategies Fund.

As of December 31, 2014, the following funds had open forward currency contracts outstanding:

Low Duration Bond Fund

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2014	Net Unrealized Appreciation
Sale	HSBC Bank plc	GBP	USD	01/08/2015	$1,096,039	$1,089,434	$6,605

High Yield Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2014	Net Unrealized Appreciation/ (Depreciation)
Purchase	JPMorgan Chase Bank NA	USD	EUR	01/07/2015	$1,688,885	$1,674,586	$(14,299)

Sale	JPMorgan Chase Bank NA	EUR	USD	01/07/2015	$15,324,917	$14,954,810	$370,107
Sale	JPMorgan Chase Bank NA	GBP	USD	01/07/2015	5,261,058	5,222,584	38,474

							$408,581

							$394,282

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Diversifying Strategies Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/ Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2014	Net Unrealized Appreciation
Sale	JPMorgan Chase Bank NA	EUR	USD	01/08/2015	$4,028,320	$3,959,424	$68,896

Option Contracts (“Options”)

An option gives the holder the right but not the obligation to enter into a transaction (e.g., the purchase or sale of a security, an index of securities or another instrument, such as a futures contract) with another party on or before a specific date at a specified price (called the strike price). The counterparty is obligated to enter into the transaction if the holder elects to exercise the option. A call option gives the holder the right to purchase the underlying security or instrument from the other party; a put option gives the holder the right to sell the underlying security or instrument to the other party.

Certain funds may enter into options to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing prices of fixed income securities to fall), credit risk (the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner), stock market risk (the risk that stock prices overall will decline over short or extended periods), and foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar). Some funds also may use options, including options on Euro-Bund futures contracts, to obtain or adjust investment exposure to certain assets, asset classes, or foreign currencies.

Option contracts may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*	*		*	*	*
Inflation Focused	*	*		*	*	*
High Yield	*	*		*	*	*
Equity Income			*		*
Growth & Income			*		*
Growth			*		*
Select Value			*		*
Aggressive Opportunities			*		*
Discovery	*	*	*	*	*	*
International			*	*	*	*
Diversifying Strategies	*	*	*	*	*	*

Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security that the fund purchases upon exercise will be increased by the premium originally paid. When a fund writes (sells) a call or put option, an amount equal to the premium received by the fund is recorded as a liability, and the value of each option is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

security and the proceeds from such sale are increased by the amount of the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise. Option contract transactions may incur a commission, in addition to the premium paid or received. Options written are reported as a liability in a fund’s Statement of Assets and Liabilities.

Purchased options on Euro-Bund futures are recorded, accounted for and reported in the financial statements very much like futures contracts. There is no premium paid at the time of purchase and they are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value and recorded as unrealized gain or loss. At the expiration of the option, the accumulated variation margin received or paid is recorded as realized gain or loss. If the option is exercised, the transaction is recorded as a normal purchase or sale of a futures contract.

A risk in writing (selling) a call option is that the fund gives up the opportunity for profit if the market price of the security increases to or above the strike price and the option is exercised. A risk in writing (selling) a call option on a futures contract, including a Euro-Bund futures contract, is that the fund may incur a loss if the market value of the underlying futures contract increases and the option is exercised. A risk in writing a put option is that the fund may incur a loss if the market price of the security, or futures contract including a Euro-Bund futures contract, decreases and the option is exercised. A risk in buying an option, including an option on a Euro-Bund futures contract, is that the fund pays a premium whether or not the option is exercised. The use of over-the-counter option contracts may also include counterparty risk, which is the risk that the other party to the contract may not fulfill its obligations.

During the year ended December 31, 2014, the following funds purchased and/or sold put and/or call options: Inflation Focused Fund and Diversifying Strategies Fund.

Written option activity for the year ended December 31, 2014 was as follows:

	Call Options		Put Options		Total
Diversifying Strategies	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 12/31/2013	910	$178,401	—	$—	910	$178,401

Written	780	124,898	—	—	780	124,898
Closed	(1,690)	(303,299)	—	—	(1,690)	(303,299)
Expired	—	—	—	—	—	—

Ending balance as of 12/31/2014	—	$—	—	$—	—	$—

As of December 31, 2014, the funds had no open written option contracts:

Swap Agreements (“Swaps”)

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap may be negotiated bilaterally and traded over-the-counter between the two parties. Such bilateral swaps are two-party contracts entered into primarily by institutional investors. The swap counterparty is typically a brokerage firm, bank, or other financial institution. Certain over-the-counter swaps may be submitted for central clearing. In addition, certain standardized swaps are subject to mandatory central clearing and certain cleared swaps are subject to mandatory exchange-trading. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty and, as applicable, may be executed through a swap execution facility. A fund posts initial and variation margin to support its obligations under cleared swaps. In a cleared swap, a fund’s ultimate counterparty is the central clearinghouse. In a typical “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, such as specified interest rates, a particular foreign currency, or a “basket” of securities or commodities as represented by a particular index. Swaps can also be based on credit and other events. The gross returns to be exchanged or “swapped” between the parties are generally calculated based on the return on or change in value of a “notional amount”, i.e. the predetermined dollar amount on which the dollar amount of gross returns are calculated.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Swap contract provisions and underlying assets are varied and certain swaps may be customized to the specifications of the swap parties. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the total return of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced fixed income security in the event of a default or other agreed upon credit related event by the issuer of the debt obligation. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Inflation rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal.

Certain funds may enter into swaps to manage certain risks (e.g. interest rate risk, which is the risk that interest rates will rise, causing prices of fixed income securities to fall, and credit risk, which is the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaps to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

Swaps may be used by the following funds for the following purposes:

	Manage Risk:			Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Foreign Currency Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	*	*	*
Inflation Focused	*	*	*	*
High Yield	*	*	*	*
Discovery	*	*	*	*
Diversifying Strategies	*	*	*	*

The risks of entering into swaps include the possible lack of liquidity and unfavorable changes in the underlying investments or instruments. The use of swaps also include counterparty risk, which is the risk that the other party to a swap may not fulfill its obligations. Central clearing is intended to reduce counterparty risk credit risk and increase liquidity, but it does not eliminate these risks completely. There is also a risk of loss of initial and variation margin deposits in the event of a futures commission merchant or clearinghouse bankruptcy.

In certain types of swap transactions, the risk of loss may be increased because the fund is required to make additional or higher payments to the counterparty futures commission merchant, or clearinghouse as a result of market volatility. Transactions executed on a swap execution facility may increase liquidity, while swaps not traded on exchanges or other organized markets may be considered illiquid.

Swap value changes, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swaps. A realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of a swap. Net realized and unrealized gains and losses occurring during the holding period of swaps are a component of net realized gain (loss) on swaps and change in net unrealized appreciation (depreciation) on swaps in the Statement of Operations, respectively.

During the year ended December 31, 2014, the Inflation Focused Fund participated in interest rate and inflation linked swaps.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of December 31, 2014 the following swaps were outstanding:

Inflation Focused Fund

Centrally Cleared Interest Rate Swaps
Rates Exchanged
Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount	Premium	Net Unrealized Appreciation (Depreciation)
2.75%	3 Month Libor	06/19/2043	USD 1,000,000	$117,550	$(128,323)
3.50%	3 Month Libor	12/18/2043	USD 700,000	25,066	(139,642)
3.50%	3 Month Libor	12/17/2044	USD 2,200,000	(88,530)	(274,357)
3.75%	3 Month Libor	06/18/2044	USD 300,000	(23,448)	(41,523)
3 Month Libor	2.45%	11/19/2024	USD 500,000	—	8,983

				$30,638	$(574,862)

Inflation Linked Swaps
	Rates Exchanged					Net Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount	Premium
BNP Paribas SA	1.83%	CPI Urban Consumers NSA	11/29/2016	USD 1,100,000	$(245)	$(25,910)
BNP Paribas SA	2.25%	CPI Urban Consumers NSA	07/15/2017	USD 5,100,000	6,020	(270,535)
BNP Paribas SA	2.50%	CPI Urban Consumers NSA	07/15/2022	USD 2,900,000	42,218	(291,249)
Deutsche Bank AG	(0.07)%	CPI Urban Consumers NSA	12/22/2015	USD 2,600,000	—	(4,736)
Deutsche Bank AG	1.47%	CPI Urban Consumers NSA	11/21/2016	USD 500,000	—	(7,365)
Deutsche Bank AG	1.80%	CPI Urban Consumers NSA	01/17/2016	USD 1,200,000	(440)	(22,226)
Deutsche Bank AG	1.83%	CPI Urban Consumers NSA	11/29/2016	USD 2,400,000	(706)	(56,359)
Deutsche Bank AG	1.85%	CPI Urban Consumers NSA	11/29/2016	USD 3,600,000	—	(87,809)
Deutsche Bank AG	1.86%	CPI Urban Consumers NSA	11/05/2016	USD 2,000,000	—	(49,377)
Deutsche Bank AG	1.93%	CPI Urban Consumers NSA	02/10/2017	USD 2,900,000	—	(68,624)
Deutsche Bank AG	2.17%	CPI Urban Consumers NSA	11/01/2018	USD 1,300,000	—	(52,041)
Deutsche Bank AG	2.50%	CPI Urban Consumers NSA	07/15/2022	USD 500,000	3,650	(46,586)
Goldman Sachs Bank USA	1.73%	CPI Urban Consumers NSA	04/15/2016	USD 7,900,000	(14,005)	(178,364)
Goldman Sachs Bank USA	2.21%	CPI Urban Consumers NSA	10/11/2018	USD 5,200,000	—	(217,289)
Royal Bank of Scotland plc	1.93%	CPI Urban Consumers NSA	10/31/2016	USD 5,300,000	—	(142,560)
Royal Bank of Scotland plc	1.94%	CPI Urban Consumers NSA	10/23/2016	USD 1,100,000	(3,245)	(26,467)
Royal Bank of Scotland plc	1.55%	CPI Urban Consumers NSA	11/05/2016	USD 7,500,000	—	(122,719)
Royal Bank of Scotland plc	2.25%	CPI Urban Consumers NSA	07/15/2017	USD 4,200,000	2,313	(220,148)

					$35,560	$(1,890,364)

Swap Options (“Swaptions”)

A swaption is a contract that gives the holder the right (but not the obligation), in return for the payment of a premium, to enter into a new swap agreement, or shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Certain funds may enter into swaptions to manage certain risks (e.g., interest rate risk, which is the risk that interest rates will rise, causing bond prices to fall, and credit risk, which is the risk that the issuer of a debt instrument will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaptions to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Swaptions may be used by the following funds for the following purposes:

	Manage Risk:		Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	*	*
Inflation Focused	*	*	*
High Yield	*	*	*
Discovery	*	*	*
Diversifying Strategies	*	*	*

When a fund purchases a swaption, it risks losing the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement (i.e., the fund may be required to enter into a new swap agreement, or to shorten, extend, cancel, or otherwise modify an existing swap agreement, even when there has been an unfavorable change in the value of the underlying swap). The use of swaptions includes counterparty risk, which is the risk that the other party to a swaption may not fulfill its obligations.

When a fund writes a call or put swaption, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the swaption written. These liabilities are reflected as written options at value on the Statement of Assets and Liabilities. Certain swaptions may be written with premiums to be determined on a future date. Premiums received from writing swaptions that expire are treated as realized gains. Premiums received from writing swaptions that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap to determine the realized gain or loss.

Funds may also purchase put and call swaptions. Purchasing put or call swaptions tends to increase the fund’s potential opportunity to benefit from favorable market value changes in the underlying swap without obligating the fund to participate in unfavorable market changes that may occur. The fund pays a premium that is included on the fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for purchasing swaptions that expire are treated as realized losses. Certain swaptions may be purchased with premiums to be determined on a future date. The premiums for these swaptions are based upon implied volatility parameters at specified terms. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the swaption. When a fund exercises a put swaption, it will realize a gain or loss from the underlying swap and the proceeds will be decreased by the premium originally paid. When a fund exercises a call swaption, the cost of the swap that the fund purchases upon exercise will be increased by the premium originally paid. Swaptions written are reported as a liability in a fund’s Statement of Assets and Liabilities. Gains and losses are reported in a fund’s Statement of Operations.

During the year ended December 31, 2014, the Inflation Focused Fund participated in interest rate swaptions.

Written swaption activity for the year ended December 31, 2014 was as follows:

	Call Swaptions		Put Swaptions		Total
Inflation Focused	Notional Amount	Premium	Notional Amount	Premium	Notional Amount	Premium
Beginning balance as of 12/31/2013	14,200,000	$85,003	48,500,000	$167,890	62,700,000	$252,893

Written	26,700,000	162,002	36,400,000	387,483	63,100,000	549,485
Closed	(17,200,000)	(91,175)	(24,600,000)	(154,709)	(41,800,000)	(245,884)
Expired	(8,400,000)	(30,490)	(43,500,000)	(73,384)	(51,900,000)	(103,874)

Ending balance as of 12/31/2014	15,300,000	$125,340	16,800,000	$327,280	32,100,000	$452,620

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of December 31, 2014, the following fund had open written swaption contracts outstanding:

Inflation Focused Fund

Exchange	Counterparty	Contract	Notional Amount	Strike Rate	Expiration Date	Net Unrealized Appreciation/ (Depreciation)
OTC	Morgan Stanley Capital Services LLC	Put—Interest Rate Swaption	$8,400,000	2.50%	12/11/2017	$8,574
OTC	Morgan Stanley Capital Services LLC	Call—Interest Rate Swaption	8,400,000	2.30%	2/18/2015	(30,208)
OTC	Morgan Stanley Capital Services LLC	Put—Interest Rate Swaption	8,400,000	2.75%	2/18/2015	42,090
OTC	Deutsche Bank AG	Call—Interest Rate Swaption	6,900,000	2.55%	3/20/2015	7,308

						$27,764

Derivative Risk Exposure

FASB ASC 815 “Disclosure about Derivative Instruments and Hedging Activities” (“ASC 815”), requires enhanced disclosures about the funds’ derivatives and hedging activities. The following tables reflect the value of the funds’ derivative contracts by certain risk exposure types (primary risks to which a fund is exposed as a result of holding the derivative contract) as of December 31, 2014. Note that the risk exposure listed below are not indicative of the intended purpose of the related derivative (e.g., managing risk or obtaining or adjusting investment exposure, as discussed elsewhere in this report).

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Low Duration Bond Fund
Interest rate	Receivable for variation margin on futures contracts	$2,552	*	Payable for variation margin on futures contracts	$25,535	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	6,605		Unrealized depreciation on forward foreign currency exchange contracts	—

Total		$9,157			$25,535

Inflation Focused Fund
Interest rate	Investments in Securities, at value—purchased options, swap agreements, at value and receivable for variation margin on futures contracts(a)	$310,848	*	Swap agreements, at value, payable for variation margin on futures contracts and written options, at value (a)	$3,614,036	*

Total		$310,848			$3,614,036

High Yield Fund
Interest rate	Receivable for variation margin on futures contracts	$—		Payable for variation margin on futures contracts	$83,609	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	408,581		Unrealized depreciation on forward foreign currency exchange contracts	14,299

Total		$408,581			$97,908

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Discovery Fund
Interest rate	Receivable for variation margin on futures contracts	$—		Payable for variation margin on futures contracts	$7,257	*
Stock market	Receivable for variation margin on futures contracts	4,297,899	*	Payable for variation margin on futures contracts	—

Total		$4,297,899			$7,257

Diversifying Strategies Fund
Interest rate	Receivable for variation margin on futures contracts	$2,227	*	Payable for variation margin on futures contracts	$28,134	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	68,896		Unrealized depreciation on forward foreign currency exchange contracts	—
Stock market	Receivable for variation margin on futures contracts	10,543,549	*	Payable for variation margin on futures contracts	—

Total		$10,614,672			$28,134

500 Stock Index Fund
Stock market	Receivable for variation margin on futures contracts	$162,436	*	Payable for variation margin on futures contracts	$—

Total		$162,436			$—

Broad Market Index Fund
Stock market	Receivable for variation margin on futures contracts	$169,987	*	Payable for variation margin on futures contracts	$—

Total		$169,987			$—

Mid/Small Company Index Fund
Stock market	Receivable for variation margin on futures contracts	$—		Payable for variation margin on futures contracts	$17,841	*

Total		$—			$17,841

Overseas Equity Index Fund
Stock market	Receivable for variation margin on futures contracts	$—		Payable for variation margin on futures contracts	$17,069	*

Total		$—			$17,069

(a)	Swaps contracts are included in the table at value, with the exception of centrally cleared swaps which are included in the table at unrealized appreciation (depreciation). Only the current day’s variation margin is reported within the asset and liability sections of the Statement of Assets and Liabilities for the centrally cleared swaps.

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The following tables reflect the funds’ gains (losses) related to derivative activities by certain risk exposure types (primary risks to which a fund is exposed as a result of holding the derivative contract) for the year ended December 31, 2014, in accordance with ASC 815. These gains (losses) are included in net realized gain (loss) or net

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

change in unrealized appreciation (depreciation) in the Statements of Operations. Note that the risk exposure listed below are not indicative of the intended purpose of the related derivative (e.g., managing risk or obtaining or adjusting investment exposure, as discussed elsewhere in this report).

Low Duration Bond Fund[1]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$2,298	$—	$—	$2,298
Foreign currency	—		—	(9,428)	—	(9,428)

Total	$—		$2,298	$(9,428)	$—	$(7,130)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$(126,504)	$—	$—	$(126,504)
Foreign currency	—		—	62,261	—	62,261

Total	$—		$(126,504)	$62,261	$—	$(64,243)

Inflation Focused Fund[2]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$28,363	**	$(2,688,541)	$—	$(1,121,390)	$(3,781,568)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$(214,814	)**	$(899,108)	$—	$(1,877,080)	$(2,991,002)

High Yield Fund [3]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$(212,843)	$—	$—	$(212,843)
Foreign currency	—		—	763,556	—	763,556

Total	$—		$(212,843)	$763,556	$—	$550,713

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$(83,609)	$—	$—	$(83,609)
Foreign currency	—		—	394,282	—	394,282

Total	$—		$(83,609)	$394,282	$—	$310,673

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Discovery Fund[4]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$25,172	$—	$—	$25,172
Foreign currency	—		—	(24,274)	—	(24,274)
Stock market	—		6,069,733	—	—	6,069,733

Total	$—		$6,094,905	$(24,274)	$—	$6,070,631

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$(46,185)	$—	$—	$(46,185)
Foreign currency	—		—	(2,269)	—	(2,269)
Stock market	—		854,860	—	—	854,860

Total	$—		$808,675	$(2,269)	$—	$806,406

International Fund[5]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$251,426	$—	$251,426

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$21,599	$—	$21,599

Diversifying Strategies Fund[6]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$(237,938	)**	$(876,743)	$—	$—	$(1,114,681)
Foreign currency	—		—	1,205	—	1,205
Stock market	(689,817	)**	14,310,248	—	—	13,620,431

Total	$(927,755	)**	$13,433,505	$1,205	$—	$12,506,955

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$18,234	**	$(1,203,973)	$—	$—	$(1,185,739)
Foreign currency	—		—	(140,988)	—	(140,988)
Stock market	335,157	**	9,114,252	—	—	9,449,409

Total	$353,391	**	$7,910,279	$(140,988)	$—	$8,122,682

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

500 Stock Index Fund[7]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—	$2,781,738	$—	$—	$2,781,738

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	—	(245,969)	—	—	(245,969)

Broad Market Index Fund[8]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—	$2,720,362	$—	$—	$2,720,362

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	—	(198,898)	—	—	(198,898)

Mid/Small Company Index Fund[9]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—	$1,530,908	$—	$—	$1,530,908

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	—	(491,021)	—	—	(491,021)

Overseas Equity Index Fund[10]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$(172,130)	$—	$(172,130)
Stock market	—	133,951	—	—	133,951

Total	$—	$133,951	$(172,130)	$—	$(38,179)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	—	—	10,186	—	10,186
Stock market	—	(84,441)	—	—	(84,441)

Total	$—	$(84,441)	$10,186	$—	$(74,255)

**

The realized gain (loss) and unrealized appreciation (depreciation) for purchased options is reported in the Statements of Operations within realized gains (losses) on investments and net change in unrealized

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

appreciation (depreciation) on investments. The realized gain (loss) and unrealized appreciation (depreciation) for purchased options on Euro-Bund futures is reported in the Statements of Operations within realized gains(losses) on purchased options on Euro-Bund futures contracts and net change in unrealized appreciation (depreciation) on purchased options on Euro-Bund futures contracts.
(1)	The Low Duration Bond Fund used futures to manage interest rate risk inherent in its fixed income securities and to obtain or adjust investment exposure based on the subadvisers’ views on interest rates and yield curves. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings and to obtain or adjust investment exposure to foreign currencies.

(2)	The Inflation Focused Fund used futures, options (including swaptions), and swaps to manage interest rate risk inherent in its fixed income securities. The fund used futures, options (including swaptions), and swaps to obtain or adjust investment exposure to segments of the fixed income market.

(3)	The High Yield Fund used futures to manage interest rate risk inherent in its fixed income securities and to obtain or adjust investment exposure based on the subadvisers’ views on interest rates and yield curves. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings and to obtain or adjust investment exposure to foreign currencies.

(4)	The Discovery Fund used Russell 2000 Index futures to obtain or adjust investment exposure to U.S. common stocks and used bond futures to manage interest rate risk inherent in its fixed income securities and to seek to obtain investment exposure based on anticipated changes in interest rates. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings.

(5)	The International Fund used forward currency contracts to manage foreign currency risk and to obtain and adjust investment exposure to foreign currencies to facilitate the trading of the foreign securities in the fund.

(6)	The Diversifying Strategies Fund used: (1) foreign currency contracts to obtain and adjust investment exposure to foreign currencies; (2) futures to obtain and adjust investment exposure to stocks and to manage interest rate risk on fixed income securities; and (3) options and options on futures to obtain and adjust investment exposure to stocks and to fixed income securities.

(7)	The 500 Stock Index Fund used futures to obtain or adjust investment exposure to stocks when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(8)	The Broad Market Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(9)	The Mid/Small Company Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(10)	The Overseas Equity Index Fund used forward foreign currency contracts to manage currency risks inherent in the fund’s foreign equity securities. The fund used futures to obtain or adjust investment exposure to foreign equity securities, when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU No. 2013-01 was issued in January 2013 to clarify which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements and securities borrowing and securities lending transactions. This information will enable users of the funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The funds adopted the disclosure requirement for the current reporting period.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

Low Duration Bond Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$2,552	$(25,535)	$—	$22,983	$—
Forward Currency Contracts	6,605	—	—	—	6,605

Total derivatives subject to a master netting arrangement or similar arrangement	6,605	—	—	—	6,605
Total derivatives not subject to a master netting arrangement or similar arrangement	2,552	(25,535)	—	22,983	—

Total derivatives	$9,157	$(25,535)	$—	$22,983	$6,605

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral pledged was $113,980.

Inflation Focused Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$16,106	$(750,531)	$—	$702,168	$(32,257)
Written Options	—	(424,856)	—	—	(424,856)
Swap agreements	—	(1,854,804)	—	4,000	(1,850,804)

Total derivatives subject to a master netting arrangement or similar arrangement	—	(2,279,660)	—	4,000	(2,275,660)
Total derivatives not subject to a master netting arrangement or similar arrangement	16,106	(750,531)	—	702,168	(32,257)

Total derivatives	$16,106	$(3,030,191)	$—	$706,168	$(2,307,917)

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

High Yield Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$—	$(83,609)	$—	$—	$(83,609)
Forward Currency Contracts	408,531	(14,299)	—	—	394,232

Total derivatives subject to a master netting arrangement or similar arrangement	408,531	(14,299)	—	—	394,232
Total derivatives not subject to a master netting arrangement or similar arrangement	—	(83,609)	—	—	(83,609)

Total derivatives	$408,531	$(97,908)	$—	$—	$310,623

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

Discovery Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$4,297,899	$(7,257)	$—	$—	$4,290,642

Total derivatives not subject to a master netting arrangement or similar arrangement	4,297,899	(7,257)	—	—	4,290,642

Total derivatives	$4,297,899	$(7,257)	$—	$—	$4,290,642

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Diversifying Strategies Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$10,545,776	$(28,134)	$—	$—	$10,517,642
Forward Currency Contracts	68,896	—	—	—	68,896

Total derivatives subject to a master netting arrangement or similar arrangement	68,896	—	—	—	68,896
Total derivatives not subject to a master netting arrangement or similar arrangement	10,545,776	(28,134)	—	—	10,517,642

Total derivatives	$10,614,672	$(28,134)	$—	$—	$10,586,538

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

500 Stock Index Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$162,436	$—	$—	$—	$162,436

Total derivatives not subject to a master netting arrangement or similar arrangement	162,436	—	—	—	162,436

Total derivatives	$162,436	$—	$—	$—	$162,436

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Broad Market Index Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$169,987	$—	$—	$—	$169,987

Total derivatives not subject to a master netting arrangement or similar arrangement	169,987	—	—	—	169,987

Total derivatives	$169,987	$—	$—	$—	$169,987

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

Mid/Small Company Index Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$—	$(17,841)	$—	$17,841	$—

Total derivatives not subject to a master netting arrangement or similar arrangement	—	(17,841)	—	17,841	—

Total derivatives	$—	$(17,841)	$—	$17,841	$—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral pledged was $367,085.

Overseas Equity Index Fund

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$—	$(17,069)	$—	$17,069	$—

Total derivatives not subject to a master netting arrangement or similar arrangement	—	(17,069)	—	17,069	—

Total derivatives	$—	$(17,069)	$—	$17,069	$—

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral pledged was $107,894.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

4.	Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”), provides investment advisory services to each of the funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed Fund (other than the High Yield Fund) and each Milestone Fund and 0.05% of the average daily net assets of the Index Funds. VIA is entitled to receive 0.10% on the first $500 million of net assets, 0.09% on the next $500 million of net assets, and 0.08% on net assets over $1 billion for each Model Portfolio Fund. Pursuant to the Master Advisory Agreement, VIA is entitled to receive 0.28% of the average daily net assets of the High Yield Fund. For these services, VIA earned $23,418,064 in the aggregate for the year ended December 31, 2014.

Vantagepoint Transfer Agents, LLC (“VTA”), a wholly owned subsidiary of ICMA-RC, is the funds’ designated transfer agent and provides certain transfer agency and administrative shareholder support services for the funds and the share classes thereof related to the retirement plans and other investors investing in the funds. Pursuant to a Transfer Agency and Administrative Services Agreement with the Company, VTA is entitled to receive a fee for fund services. Effective March 1, 2013, VTA receives 0.35% of the average daily net assets for the Investor Shares of the Actively Managed Funds, 0.10% of the average daily net assets for the T Shares of the Actively Managed Funds, 0.30% of the average daily net assets of Class I shares of the Index Funds, 0.10% of the average daily net assets of the Class II and T Shares of the Index Funds, and 0.25% of the average daily net assets for the Investor M Shares of the Model Portfolio and Milestone Funds. VTA has contractually agreed to waive 0.05% of its 0.10% fee on T Shares of the Index Funds from March 1, 2013 through April 30, 2014. Prior to March 1, 2013, VTA received 0.35% of the average daily net assets of each Actively Managed Fund (except for the High Yield Fund, which commenced operations on May 1, 2014), 0.30% of the average daily net assets of the Class I shares of the Index Funds and 0.10% of the average daily net assets of the Class II shares of the Index Funds. For these services, VTA earned $18,173,765 in the aggregate for the year ended December 31, 2014.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Model Portfolio Funds and Milestone Funds. Each Subadviser is paid a fee by the funds during the year based on average net assets under management, except that the subadvisory fees for Mellon Capital Management Corporation during the period from January 1, 2014 through April 30, 2014 were calculated based on the average net asset value of the assets allocated and assigned to it by VIA. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets under management increases the rate of fee paid to the Subadviser decreases. Other Subadvisers charge one fee no matter what amount of assets they have under management. Additional information about each Subadviser’s fee is presented in the Company’s prospectus and statement of additional information. Fees paid by each fund to Subadvisers during the year ended December 31, 2014 are presented in the “Additional Information” section of these Notes. The Subadvisers’ fees during the year ended December 31, 2014 (other than the subadvisory fees for Mellon Capital Management Corporation for the Diversifying Fund) are shown here as an annual percentage of average net assets under management. The subadvisory fees for Mellon Capital Management Corporation during the period from January 1, 2014 through April 30, 2014 shown here were calculated based on the average net asset value of the assets allocated and assigned to it by VIA.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Low Duration Bond	Payden & Rygel	0.09%
	Schroder Investment Management North America Inc.	0.17%

Inflation Focused	Pacific Investment Management Company, LLC	0.20%
	BlackRock Financial Management, Inc.	0.10%

High Yield	Oaktree Capital Management, L.P. (1)	0.50%
	Western Asset Management Company (1)	0.20%

Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC (2)	0.21%
	T. Rowe Price Associates, Inc.	0.30%
	Southeastern Asset Management, Inc.	0.52%
	SSgA Funds Management, Inc. (2)	0.03%
	Wellington Management Company LLP (2)	0.25%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Growth & Income	Fiduciary Management, Inc.	0.29%
	T. Rowe Price Associates, Inc.	0.38%
	Wellington Management Company LLP (3)	0.25%

Growth	Atlanta Capital Management Company, LLC	0.30%
	Columbus Circle Investors	0.33%
	Victory Capital Management, Inc.	0.26%
	Westfield Capital Management Company, L.P.	0.32%

Select Value	Artisan Partners Limited Partnership	0.55%
	Systematic Financial Management, L.P.	0.40%
	WEDGE Capital Management LLP	0.49%

Aggressive Opportunities	Southeastern Asset Management, Inc.	0.57%
	SSgA Funds Management, Inc.	0.03%
	TimesSquare Capital Management, LLC	0.50%
	Wells Capital Management Inc.	0.43%

Discovery	Payden & Rygel	0.15%
	Wellington Management Company LLP	0.73%

International	Artisan Partners Limited Partnership	0.64%
	GlobeFlex Capital, LP	0.40%
	Mondrian Investment Partners Limited	0.43%
	Walter Scott & Partners Limited (4)	0.51%

Diversifying Strategies	Calamos Advisers LLC (5)	0.53%
	Mellon Capital Management Corporation (6)	0.33%
	Oaktree Capital Management, L.P. (5)	0.50%
	Payden & Rygel (Enhanced Cash) (6)	0.10%
	Payden & Rygel (Enhanced Equity) (6)	0.14%
	Payden & Rygel (Low Duration-Plus Fixed Income)	0.09%
	Shenkman Capital Management, Inc.	0.38%
	SSgA Funds Management, Inc. (6)	0.07%

Core Bond Index	Mellon Capital Management Corporation	0.01%

500 Stock Index	Mellon Capital Management Corporation	0.01%

Broad Market Index	Mellon Capital Management Corporation	0.01%

Mid/Small Company Index	Mellon Capital Management Corporation	0.01%

Overseas Equity Index	Mellon Capital Management Corporation	0.04%

(1)	Effective May 1, 2014, Oaktree Capital Management, L.P. became a subadviser to the High Yield Fund. Effective August 1, 2014, Western Asset Management Company (“Western”) became a subadviser to the High Yield Fund and effective October 7, 2014, Western Asset Management Company Limited (“Western Limited”) became a sub-subadviser to the portion of the High Yield Fund managed by Western. The fee paid to Western Limited under the sub-subadvisory agreement between Western and Western Limited is paid by Western and not by the Fund.

(2)	Effective February 4, 2014, Barrow Hanley Mewhinney & Strauss, LLC ceased serving as a subadviser to the Equity Income Fund and SSgA Funds Management, Inc. and Wellington Management Company LLP became subadvisers to the Equity Income Fund.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

(3)	Effective February 5, 2014, the fee schedule charged by Wellington Management Company LLP to the Growth & Income Fund was amended and the percentage shown above represents a blended rate of the previous fee schedule and the current fee schedule.

(4)	Effective June 20, 2014, the fee schedule charged by Walter Scott & Partners Limited to the International Fund was amended and the percentage shown above represents a blended rate of the previous fee schedule and the current fee schedule.

(5)	Effective February 4, 2014, Calamos Advisers, LLC ceased serving as a subadviser and Oaktree Capital Management, L.P. became a subadviser to the Diversifying Strategies Fund.

(6)	Effective May 1, 2014, Mellon Capital Management Corporation ceased serving as a subadviser to the Diversifying Strategies Fund, SSgA Funds Management, Inc. became a subadviser to the Diversifying Strategies Fund and Payden & Rygel began managing the enhanced equity strategy for the Diversifying Strategies Fund. Effective on that date, Payden & Rygel also ceased managing the enhanced cash strategy for the Diversifying Strategies Fund. Mellon Capital Management Corporation had contractually agreed to reduce its subadvisory fee through February 4, 2015.

Expenses

The Model Portfolio Funds and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds. Because the underlying funds have varied expense and fee levels and the Model Portfolio and Milestone Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio and Milestone Funds will vary.

Fee Waivers

VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2014, no waiver or reimbursement was required.

From September 10, 2012 through April 30, 2015, VIA contractually agreed to waive fees or reimburse expenses (other than the extraordinary expenses) of the Milestone 2050 Fund to limit the fund’s total annual operating expenses to 0.85% for the TM Shares and 1.10% for the Investor M Shares. For the year ended December 31, 2014, the waiver or reimbursement was $19,864.

For the Index Funds, VTA has contractually agreed to waive a portion of its fees (0.05% of daily net assets) of the T Shares beginning March 1, 2013 through April 30, 2015. For the year ended December 31, 2014, the amount of this waiver for the Core Bond Index Fund was $749,243, 500 Stock Index Fund was $332,689, Broad Market Index Fund was $384,862, Mid/Small Company Index Fund was $344,879, and Overseas Equity Index Fund $146,158.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income and Equity Income Funds. These voluntary fee waivers were first implemented on May 1, 2003. The fee for each fund managed by T. Rowe Price is voluntarily reduced by the following percentages, which are determined based on the total amount of assets managed by T. Rowe Price for the Company: a 2.5% waiver on the first $500 million in total assets provided the total amount of assets managed by T. Rowe Price is between $250 and $500 million and a 5% waiver on total assets above $500 million. For the year ended December 31, 2014, the fee waiver for the Equity Income Fund totaled $96,276 and the fee waiver for Growth & Income Fund totaled $62,816.

Walter Scott voluntarily reduced its subadvisory fee from April 1, 2014 through June 19, 2014 so that its fee for the International Fund was a flat 0.50% of the average daily net asset value of the assets managed by Walter Scott in the International Fund. This waiver totaled $21,644 for year ended December 31, 2014.

Mellon Capital Management Corporation had agreed to reduce its subadvisory fee through February 4, 2015 so that its fee for the Diversifying Strategies Fund did not exceed 0.325% of the average daily market value of the assets allocated and assigned to it by VIA in the Diversifying Strategies Fund. This waiver totaled $217,462 for the year ended December 31, 2014.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

5.	Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund for the year ended December 31, 2014 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Low Duration Bond	$410,523,177	$346,802,959	$312,709,686	$176,798,052
Inflation Focused	30,553,282	30,636,451	365,239,525	448,846,582
High Yield	49,436,058	49,635,511	517,365,432	164,398,918
Equity Income	—	—	1,270,618,347	1,513,362,026
Growth & Income	—	—	453,790,518	606,097,632
Growth	—	—	1,032,296,942	1,276,928,145
Select Value	—	—	292,316,189	342,196,028
Aggressive Opportunities	—	—	545,540,567	720,830,478
Discovery	117,558,723	117,596,865	159,985,624	152,745,995
International	—	—	652,546,315	500,385,309
Diversifying Strategies	397,534,022	365,353,045	723,247,398	704,800,937
Core Bond Index	690,404,394	574,292,887	2,099,805,105	1,852,326,047
500 Stock Index	—	—	136,192,183	39,738,481
Broad Market Index	—	—	36,386,272	22,074,821
Mid/Small Company Index	—	—	106,583,034	108,287,470
Overseas Equity Index	—	—	55,098,319	22,942,032
Model Portfolio Conservative Growth	—	—	234,078,838	212,571,859
Model Portfolio Traditional Growth	—	—	384,746,856	311,542,798
Model Portfolio Long-Term Growth	—	—	460,503,073	339,791,335
Model Portfolio All-Equity Growth	—	—	203,590,500	122,002,948
Milestone Retirement Income	—	—	135,956,033	123,429,818
Milestone 2010	—	—	119,064,131	115,155,874
Milestone 2015	—	—	231,675,950	200,518,777
Milestone 2020	—	—	264,304,527	147,545,399
Milestone 2025	—	—	224,190,900	106,928,525
Milestone 2030	—	—	201,951,052	91,014,906
Milestone 2035	—	—	148,154,373	67,987,658
Milestone 2040	—	—	147,718,987	71,738,110
Milestone 2045	—	—	74,976,888	28,276,130
Milestone 2050	—	—	33,206,453	9,485,216

6.	Tax Basis Unrealized Appreciation (Depreciation)

As of December 31, 2014, net unrealized appreciation (depreciation) on investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Low Duration Bond	$804,317,279	$3,182,937	$2,334,277	$848,660
Inflation Focused	533,817,560	6,739,964	12,756,489	(6,016,525)
High Yield	397,130,822	1,054,983	19,131,680	(18,076,697)
Equity Income	1,974,453,972	475,154,405	41,849,139	433,305,266
Growth & Income	1,277,890,049	481,919,649	24,209,920	457,709,729
Growth	1,750,720,484	619,411,796	13,058,233	606,353,563
Select Value	386,749,280	90,190,984	19,063,625	71,127,359
Aggressive Opportunities	950,021,674	237,912,209	30,042,951	207,869,258

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Discovery	$294,531,817	$26,342,486	$6,758,893	$19,583,593
International	1,447,649,904	193,393,192	107,655,856	85,737,336
Diversifying Strategies	1,091,885,412	27,541,222	21,181,760	6,359,462
Core Bond Index	1,775,279,915	46,646,964	10,422,727	36,224,237
500 Stock Index	518,291,838	337,259,433	7,787,733	329,471,700
Broad Market Index	486,850,271	444,442,357	31,033,438	413,408,919
Mid/Small Company Index	596,101,625	239,539,801	36,106,715	203,433,086
Overseas Equity Index	300,814,514	40,469,804	36,246,598	4,223,206
Model Portfolio Conservative Growth	648,982,271	31,648,166	8,752,602	22,895,564
Model Portfolio Traditional Growth	1,570,572,105	157,062,125	9,576,753	147,485,372
Model Portfolio Long-Term Growth	2,010,969,699	247,551,930	6,741,870	240,810,060
Model Portfolio All-Equity Growth	845,542,791	112,826,874	1,563,504	111,263,370
Milestone Retirement Income	335,607,788	3,460,805	6,363,899	(2,903,094)
Milestone 2010	287,747,005	8,292,963	4,588,436	3,704,527
Milestone 2015	568,206,767	19,533,726	7,571,978	11,961,748
Milestone 2020	724,290,344	35,883,171	8,600,257	27,282,914
Milestone 2025	613,079,062	36,259,869	6,136,954	30,122,915
Milestone 2030	507,954,113	33,263,732	5,157,116	28,106,616
Milestone 2035	350,694,678	24,722,245	3,731,003	20,991,242
Milestone 2040	335,329,873	26,276,069	3,778,660	22,497,409
Milestone 2045	135,335,611	5,475,729	1,879,055	3,596,674
Milestone 2050	45,574,661	603,827	2,223,761	(1,619,934)

7.	Portfolio Securities Loaned

Certain funds lend securities to approved borrowers to seek to earn additional income. As of December 31, 2014 certain funds had loaned securities, which were collateralized by cash or other forms of collateral at least equal to the market value of the securities loaned as provided for in the Company’s Securities Lending Agency Agreement with JPMorgan Chase Bank, N.A. The funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. The fund may terminate a loan at any time and generally expects to receive the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The funds will be indemnified by the custodian for securities lending programs conducted through the custodian if, at the time of a default by a borrower, some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the funds’ accounts securities of the same number, issue, type, class and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the funds’ accounts an amount equal to the market value of the unreturned loaned securities. For purposes of calculating the amount of credit to a fund’s account, the market value of U.S. securities will be determined as of the date on which the custodian posts the credit to the fund and the market value of the U.S. securities may be more or less than it was on the date the securities were due to be returned to the fund. For non-U.S. securities, the market value of the securities to be credited to a fund is determined as of the date the securities were due to be returned to the fund.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

The market value of the securities on loan and the value of the related collateral as of December 31, 2014, were as follows:

Fund	Securities on Loan	Collateral	Collateralization
Low Duration Bond	$10,466,741	$10,688,408	102%
High Yield	22,623,069	23,052,328	102%
Equity Income	32,397,745	33,567,114	104%
Growth & Income	13,362,015	13,777,786	103%
Growth	41,734,984	42,790,182	103%
Select Value	3,228,992	3,316,445	103%
Aggressive Opportunities	51,416,205	52,918,319	103%
Discovery	15,513,557	15,971,927	103%
International	18,270,389	19,283,065	106%
Core Bond Index	21,892,095	22,293,090	102%
500 Stock Index	2,172,849	2,258,787	104%
Broad Market Index	16,461,550	16,998,668	103%
Mid/Small Company Index	53,919,393	55,700,918	103%
Overseas Equity Index	6,722,610	7,113,767	106%

8.	Transactions with Affiliated Funds

As of December 31, 2014, the Model Portfolio Funds and Milestone Funds held investments in a number of the other Vantagepoint Funds. The figures presented below represent the percentages of shares outstanding in each of the underlying Vantagepoint Funds owned by the Model Portfolio and Milestone Funds as of December 31, 2014:

Vantagepoint Fund	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth	Milestone Retirement Income
Low Duration Bond	23.11%	20.39%	0.00%	0.00%	10.96%
Inflation Focused	9.51%	10.74%	0.00%	0.00%	6.65%
High Yield	17.72%	22.22%	17.78%	0.00%	5.14%
Equity Income	2.09%	8.11%	14.14%	9.29%	1.03%
Growth & Income	2.07%	11.52%	19.37%	9.59%	1.42%
Growth	1.41%	6.80%	10.88%	5.80%	0.39%
Select Value	3.84%	17.44%	34.65%	21.75%	0.26%
Aggressive Opportunities	0.86%	4.83%	10.34%	8.04%	0.11%
Discovery	3.33%	15.99%	29.68%	20.93%	0.41%
International	2.77%	12.05%	20.11%	10.50%	1.37%
Diversifying Strategies	5.57%	19.03%	26.83%	0.00%	2.14%
Core Bond Index	6.51%	16.14%	15.61%	0.00%	4.08%
Mid/Small Company Index	0.00%	0.00%	0.00%	0.00%	1.76%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Vantagepoint Fund	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025	Milestone 2030
Low Duration Bond	6.83%	11.88%	10.35%	6.16%	2.33%
Inflation Focused	5.37%	7.19%	5.94%	2.14%	0.64%
High Yield	4.55%	7.46%	8.83%	7.40%	4.98%
Equity Income	1.06%	2.45%	3.83%	3.91%	3.70%
Growth & Income	1.20%	2.57%	4.01%	3.77%	3.24%
Growth	0.65%	1.59%	2.36%	2.38%	2.42%
Select Value	0.12%	0.63%	0.99%	0.96%	0.92%
Aggressive Opportunities	0.05%	0.26%	0.40%	0.39%	0.38%
Discovery	0.18%	1.00%	1.57%	1.52%	1.47%
International	1.35%	3.28%	4.97%	4.86%	4.72%
Diversifying Strategies	2.63%	6.53%	8.95%	8.46%	7.34%
Core Bond Index	3.70%	6.57%	8.37%	6.04%	4.26%
Mid/Small Company Index	1.93%	4.10%	6.37%	6.10%	5.93%

Vantagepoint Fund	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
Low Duration Bond	0.27%	0.00%	0.00%	0.00%
Inflation Focused	0.11%	0.00%	0.00%	0.00%
High Yield	2.18%	1.21%	0.39%	0.12%
Equity Income	3.01%	3.33%	1.40%	0.44%
Growth & Income	2.54%	2.57%	0.92%	0.29%
Growth	1.83%	1.90%	0.83%	0.26%
Select Value	0.72%	0.76%	0.31%	0.10%
Aggressive Opportunities	0.30%	0.31%	0.13%	0.04%
Discovery	1.14%	1.21%	0.48%	0.15%
International	3.74%	3.95%	1.60%	0.51%
Diversifying Strategies	5.09%	4.91%	1.91%	0.60%
Core Bond Index	2.05%	0.77%	0.00%	0.00%
Mid/Small Company Index	4.65%	4.89%	1.96%	0.62%

9.	Control Persons and Principal Holders of Securities

A majority of the voting shares of each fund are held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust, a group trust sponsored and maintained by VantageTrust Company, LLC (“Trust Company”), 777 N. Capitol Street, N.E., Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking company, has the power to vote the shares of the funds directly held by VantageTrust and pursuant to the proxy voting policies adopted by the Company’s Adviser (“Adviser”), the Adviser generally will seek instructions from the board of directors of the Trust Company on how to vote the shares of the underlying Funds held by the Model Portfolio Funds and the Milestone Funds, and will cast such votes in accordance with the instructions received. The Trust Company, therefore, directly or indirectly has the power to vote more than 25% of each fund’s voting securities and is therefore considered a “control person” of the funds for purposes of the 1940 Act. Both the Trust Company and the Funds’ Adviser are wholly owned subsidiaries of ICMA-RC. As a control person of each fund, the Trust Company has the ability to control the outcome of matters

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

submitted to the vote of shareholders. The following represents the percentage of total shares outstanding in each of the funds held, directly or indirectly, by VantageTrust as of December 31, 2014:

Fund	% owned by VantageTrust
Low Duration Bond	76.80%
Inflation Focused	79.23%
High Yield	86.06%
Equity Income	90.82%
Growth & Income	85.80%
Growth	94.53%
Select Value	91.94%
Aggressive Opportunities	95.03%
Discovery	91.46%
International Fund	85.51%
Diversifying Strategies	86.95%
Core Bond Index	87.74%
500 Stock Index	91.85%
Broad Market Index	81.42%
Mid/Small Company Index	86.45%
Overseas Equity Index	95.05%
Model Portfolio Conservative Growth	83.41%
Model Portfolio Traditional Growth	91.87%
Model Portfolio Long-Term Growth	94.60%
Model Portfolio All-Equity Growth	94.38%
Milestone Retirement Income	73.54%
Milestone 2010	75.17%
Milestone 2015	80.43%
Milestone 2020	84.15%
Milestone 2025	83.57%
Milestone 2030	82.07%
Milestone 2035	80.88%
Milestone 2040	81.28%
Milestone 2045	75.95%
Milestone 2050	74.67%

Principal Holders. Below are the names, addresses, and percentage of ownership of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any fund’s outstanding shares as of December 31, 2014:

Name	Address	Fund and Class	Percentage Owned
VantageTrust	777 N. Capitol Street, NE Washington, DC 20002	Low Duration Bond—T Shares Inflation Focused—T Shares	83.17% 83.18%
		High Yield—T Shares	86.06%
		Equity Income—T Shares	92.97%
		Growth & Income—T Shares	87.68%
		Growth—T Shares	95.51%
		Select Value—T Shares	93.66%
		Aggressive Opportunities—T Shares	97.95%
		Discovery—T Shares	93.51%
		International Fund—T Shares	86.94%
		Diversifying Strategies—T Shares	86.95%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Name	Address	Fund and Class	Percentage Owned
		Core Bond Index—T Shares	89.64%
		500 Stock Index—T Shares	100.00%
		Broad Market Index—T Shares	87.20%
		Mid/Small Company Index—T Shares	92.26%
		Overseas Index—T Shares	100.00%
		Conservative Growth—TM Shares	100.00%
		Traditional Growth—TM Shares	100.00%
		Long-Term Growth—TM Shares	100.00%
		All-Equity Growth—TM Shares	100.00%
		Milestone Retirement Income—TM Shares	100.00%
		Milestone 2010—TM Shares	100.00%
		Milestone 2015—TM Shares	100.00%
		Milestone 2020—TM Shares	100.00%
		Milestone 2025—TM Shares	100.00%
		Milestone 2030—TM Shares	100.00%
		Milestone 2035—TM Shares	100.00%
		Milestone 2040—TM Shares	100.00%
		Milestone 2045—TM Shares	100.00%
		Milestone 2050—TM Shares	100.00%

State College Borough General Employees Pension Plan	243 South Allen Street State College, PA 16801	International Fund—Investor Shares Low Duration Bond Fund—Investor Shares Mid/Small Company Index Fund—Class II 500 Stock Index Fund—Class II Core Bond Index Fund—Class II	19.36% 12.36% 25.87% 37.70% 25.63%

State College Borough Police Pension Plan	243 South Allen Street State College, PA 16801	International Fund—Investor Shares Low Duration Bond Fund—Investor Shares Mid/Small Company Index Fund—Class II 500 Stock Index Fund—Class II Core Bond Index Fund—Class II	21.67% 13.84% 28.97% 42.21% 28.69%

ICMA Retirement Corporation	777 N. Capitol Street, NE Washington, DC 20002	Milestone 2050 Fund—Investor M Shares	6.19%

Prudential Retirement & Annuity	One Commercial Plaza 280 Trumbull Street Hartford, CT 06103-3599	Growth & Income Fund—T Shares Broad Market Index Fund—T Shares Inflation Focused Fund—T Shares	5.03% 12.80% 8.02%

New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054-1007	Aggressive Opportunities Fund—Investor Shares International Fund—Investor Shares Growth & Income Fund—Investor Shares Equity Income Fund—Investor Shares Broad Market Index Fund—Class I Shares Inflation Focused Fund—Investor Shares Discovery Fund—Investor Shares
		Select Value Fund—Investor Shares Milestone 2040 Fund—Investor M Shares	8.54% 8.03% 9.54% 7.79% 11.89% 9.18% 25.03% 14.23% 5.13%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Name	Address	Fund and Class	Percentage Owned
County of Sacramento	700 H Street Suite 4667 Sacramento, CA 95814

Milestone 2020 Fund—Investor M Shares

Milestone 2025 Fund—Investor M Shares

Milestone 2030 Fund—Investor M Shares

Milestone 2035 Fund—Investor M Shares

Milestone 2040 Fund—Investor M Shares

Milestone 2045 Fund—Investor M Shares

Mid/Small Company Index Fund—Class II

Overseas Equity Index Fund—Class II

			6.88% 9.67% 11.16% 14.80% 14.48% 22.79% 5.12% 10.08%

County of Orange	333 NW. Santa Anna Blvd. 2nd Floor Santa Ana, CA 92701

Select Value Fund—Investor Shares

Discovery Fund—Investor Shares

Aggressive Opportunities Fund—Investor Shares

Overseas Equity Index Fund—Class II

Mid/Small Company Index Fund—Class II

500 Stock Index Fund—Class II

Milestone 2020 Fund—Investor M Shares Milestone 2025 Fund—Investor M Shares

Milestone 2030 Fund—Investor M Shares

Milestone 2035 Fund—Investor M Shares

Milestone 2040 Fund—Investor M Shares

			8.55% 10.72% 6.18% 17.07% 16.18 5.12% 5.12% 5.01% 6.29% 5.83% 6.91%

Orange County Library District	101 East Central Blvd. Orlando, FL 32801	Overseas Equity Index Fund—Class II Mid/Small Company Index Fund—Class II Broad Market Index Fund—Class II	62.38% 10.76% 37.94%

City of St. Charles	200 North Second Street St. Charles, MO 63301	Core Bond Index Fund—Class II	15.15%

City of San Ramon	2226 Camino Ramon San Ramon, CA 94582	Model Portfolio Conservative Growth Fund—Investor M Shares Model Portfolio Long-Term Growth Fund—Investor M Shares	9.79% 8.76%

City of San Pablo	1 Alvarado Square San Pablo, CA 94086	Model Portfolio Long-Term Growth Fund—Investor M Shares	5.97%

Delta Charter Township	7710 W. Saginaw Hwy Lansing, MI 48917	Model Portfolio Conservative Growth Fund—Investor M Shares	5.79%

City of Port St. Lucie	121 S.W. Port St. Lucie Blvd. Port St. Lucie, FL 34984	Low Duration Bond Fund—Investor Shares Broad Market Index Fund—Class II	5.36% 44.82%

Town of Concord	P.O. Box 535 Concord, MA 01742	Milestone 2030 Fund—Investor M Shares	7.88%

City of Gaithersburg	31South Summit Ave. Gaithersburg, MD 20887	Model Portfolio Long-Term Growth Fund—Investor M Shares	5.77%

County of Loudon	1 Harrison St. SE Leesburg, VA 20177	Milestone 2045 Fund—Investor M Shares	5.10%

City of Brentwood	5211 Maryland Way Brentwood, TN 37027	Core Bond Index Fund—Class II	7.72%

City of Mill Valley	26 Corte Madera Ave. Mill Valley, CA 94941	Model Portfolio Conservative Growth Fund—Investor M Shares	5.92%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

10.	Rebates of Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statements of Operations. For the year ended December 31, 2014, the funds recaptured the following amounts of brokerage commissions:

Fund	Recaptured Brokerage Commissions
Equity Income	$14,235
Growth & Income	57,652
Growth	185,602
Select Value	63,656
Aggressive Opportunities	73,137
Discovery	18,055
International	166,973
Diversifying Strategies	632

11.	Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2014 through the date of this report, that would merit recognition or disclosure in the financial statements. Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that required disclosure.

12.	Capital Stock Authorization

The Company’s Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that fund without thereby changing the proportionate beneficial interests in that fund and to divide such shares into classes. Each share of a class of a fund represents an equal proportional interest in the fund with each other share in the same class.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—54.3%
Aerospace & Defense—0.1%
L-3 Communications Corp.
1.500%	05/28/2017		$970,000	$961,020

Airlines—0.1%
United Airlines Pass Through Trust, Series 2014-2, Class B
4.625%	09/03/2022		700,000	686,000

Auto Components—0.1%
Continental Rubber of America Corp.
4.500%	09/15/2019	^	865,000	900,399
Johnson Controls, Inc.
1.400%	11/02/2017		200,000	198,320

				1,098,719

Automobiles—1.1%
Chrysler Group LLC/CG Co.-Issuer, Inc.
8.000%	06/15/2019		980,000	1,035,125
Daimler Finance North America LLC
2.300%	01/09/2015	^	1,290,000	1,290,479
1.375%	08/01/2017	^	980,000	976,040
1.250%	01/11/2016	^	650,000	651,932
Hyundai Capital America
2.125%	10/02/2017	^	265,000	266,468
1.625%	10/02/2015	^	580,000	582,486
Nissan Motor Acceptance Corp.
1.950%	09/12/2017	^	650,000	654,650
1.000%	03/15/2016	^	1,115,000	1,115,825
Volkswagen Group of America Finance LLC
1.600%	11/20/2017	^	680,000	677,986
1.250%	05/23/2017	^	1,520,000	1,513,405

				8,764,396

Banks—16.0%
ABN AMRO Bank NV (Netherlands)
1.033%	10/28/2016	#^	730,000	735,828
ANZ New Zealand Int’l Ltd. (New Zealand)
1.125%	03/24/2016	^	710,000	712,599
Australia & New Zealand Banking Group Ltd. (Australia)
0.792%	05/15/2018	#	1,380,000	1,384,372
Bank of America Corp.
6.500%	08/01/2016		6,600,000	7,113,031
3.875%	03/22/2017		200,000	209,370
3.700%	09/01/2015		635,000	646,186
Bank of America Corp. MTN
1.700%	08/25/2017		830,000	830,722
1.317%	03/22/2018	#	1,480,000	1,491,985
1.250%	01/11/2016		790,000	791,584
Bank of America Corp., Series L MTN
5.650%	05/01/2018		3,750,000	4,169,332
Bank of America Corp., Series 1
3.750%	07/12/2016		520,000	538,794
Bank of Montreal MTN (Canada)
0.831%	04/09/2018	#	680,000	683,397
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan)
1.450%	09/08/2017	^	1,130,000	1,120,277
0.684%	02/26/2016	#^	1,250,000	1,251,536
Banque Federative du Credit Mutuel SA (France)
1.083%	10/28/2016	#^	1,500,000	1,510,111

Coupon Rate	Maturity Date		Face	Value

Barclays Bank plc (United Kingdom)
6.750%	05/22/2019		$4,250,000	$5,005,824
3.900%	04/07/2015		1,830,000	1,845,753
2.500%	02/20/2019		2,250,000	2,282,119
0.812%	02/17/2017	#	1,100,000	1,101,478
BB&T Corp. MTN
1.600%	08/15/2017		420,000	420,042
0.892%	02/01/2019	#	1,540,000	1,542,134
BNP Paribas SA (France)
0.830%	12/12/2016	#	1,520,000	1,523,636
Capital One Bank USA NA, Bank Note
1.200%	02/13/2017		6,400,000	6,347,789
1.150%	11/21/2016		430,000	428,649
Capital One NA, Bank Note
1.500%	09/05/2017		1,040,000	1,032,292
Citigroup, Inc.
6.125%	11/21/2017		4,350,000	4,853,847
6.010%	01/15/2015		1,596,000	1,598,282
4.450%	01/10/2017		1,545,000	1,633,983
1.850%	11/24/2017		940,000	939,576
1.550%	08/14/2017		1,930,000	1,925,289
1.300%	04/01/2016		4,189,000	4,196,226
1.045%	04/01/2016	#	1,320,000	1,325,036
Citizens Bank NA MTN
1.600%	12/04/2017		1,300,000	1,295,183
Compass Bank, Bank Note
1.850%	09/29/2017		1,000,000	996,394
Credit Agricole SA (France)
1.390%	04/15/2016	#^	1,080,000	1,090,099
1.106%	10/03/2016	#^	1,090,000	1,097,268
1.031%	04/15/2019	#^	700,000	706,116
Discover Bank
2.000%	02/21/2018		1,710,000	1,706,830
Fifth Third Bancorp
5.450%	01/15/2017		355,000	381,140
Fifth Third Bank/Ohio, Bank Note
1.150%	11/18/2016		900,000	898,689
HSBC Bank plc (United Kingdom)
0.872%	05/15/2018	#^	3,840,000	3,858,524
Huntington National Bank (The)
1.375%	04/24/2017		360,000	357,151
1.350%	08/02/2016		300,000	300,270
0.658%	04/24/2017	#	300,000	299,860
Huntington National Bank (The), Bank Note
1.300%	11/20/2016		590,000	587,836
Industrial & Commercial Bank of China Ltd. MTN (China)
2.351%	11/13/2017		590,000	589,238
JPMorgan Chase & Co.
3.150%	07/05/2016		8,090,000	8,317,838
1.134%	01/25/2018	#	750,000	756,457
JPMorgan Chase & Co. MTN
1.875%	03/20/2015		1,230,000	1,233,730
1.350%	02/15/2017		1,540,000	1,540,764
KeyBank NA, Bank Note
4.950%	09/15/2015		520,000	534,902
1.100%	11/25/2016		320,000	319,588
KeyCorp MTN
3.750%	08/13/2015		560,000	569,943
Lloyds Bank plc (United Kingdom)
2.300%	11/27/2018		320,000	323,323
Macquarie Bank Ltd. (Australia)
2.000%	08/15/2016	^	1,300,000	1,316,353
1.600%	10/27/2017	^	1,260,000	1,252,575
0.864%	10/27/2017	#^	710,000	711,270

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Manufacturers & Traders Trust Co., Bank Note
1.400%	07/25/2017		$1,160,000	$1,159,026
1.250%	01/30/2017		870,000	868,480
Mitsubishi UFJ Trust & Banking Corp. (Japan)
1.600%	10/16/2017	^	740,000	734,989
Mizuho Bank Ltd. (Japan)
1.700%	09/25/2017	^	610,000	607,484
1.300%	04/16/2017	^	610,000	604,729
0.705%	09/25/2017	#^	400,000	400,571
National Australia Bank Ltd. (Australia)
1.300%	06/30/2017	^	510,000	507,371
0.784%	07/25/2016	#	1,340,000	1,345,916
Nederlandse Waterschapsbank NV (Netherlands)
0.750%	03/29/2016	^	960,000	962,510
Oversea-Chinese Banking Corp. Ltd. (Singapore)
1.625%	03/13/2015	^	700,000	701,317
PNC Bank NA, Bank Note
1.150%	11/01/2016		400,000	400,705
Regions Financial Corp.
2.000%	05/15/2018		920,000	911,709
Royal Bank of Scotland Group plc (United Kingdom)
2.550%	09/18/2015		445,000	449,533
1.875%	03/31/2017		1,000,000	999,752
1.197%	03/31/2017	#	1,670,000	1,676,084
Royal Bank of Scotland plc (The) (United Kingdom)
4.375%	03/16/2016		274,000	283,361
3.950%	09/21/2015		4,990,000	5,093,608
Santander US Debt SAU (Spain)
3.781%	10/07/2015	^	900,000	919,231
Standard Chartered Bank (United Kingdom)
6.400%	09/26/2017	^	1,500,000	1,676,336
Standard Chartered plc (United Kingdom)
3.200%	05/12/2016	^	4,100,000	4,213,685
2.400%	09/08/2019	^	2,000,000	1,997,556
Sumitomo Mitsui Banking Corp. (Japan)
1.300%	01/10/2017		590,000	589,173
0.901%	07/19/2016	#	330,000	331,643
0.900%	01/18/2016		480,000	479,697
SunTrust Bank, Bank Note
1.350%	02/15/2017		1,540,000	1,540,524
SunTrust Bank, Inc.
5.200%	01/17/2017		1,320,000	1,414,327
Svenska Handelsbanken AB (Sweden)
0.697%	03/21/2016	#	1,500,000	1,505,241
Wells Fargo & Co.
0.861%	04/23/2018	#	250,000	250,613
Westpac Banking Corp. (Australia)
1.500%	12/01/2017		1,780,000	1,779,192
1.200%	05/19/2017		1,150,000	1,145,562

				127,782,345

Beverages—0.3%
Heineken NV (Netherlands)
0.800%	10/01/2015	^	250,000	250,325
SABMiller Holdings, Inc.
2.450%	01/15/2017	^	720,000	734,955
0.922%	08/01/2018	#^	370,000	371,498
Suntory Holdings Ltd. (Japan)
1.650%	09/29/2017	^	1,130,000	1,127,334

				2,484,112

Coupon Rate	Maturity Date		Face	Value

Biotechnology—0.2%
Amgen, Inc.
1.250%	05/22/2017		$1,740,000	$1,727,281

Building Products—0.1%
Masco Corp.
4.800%	06/15/2015		465,000	472,216

Capital Markets—1.9%
Bank of New York Mellon Corp. (The) MTN
0.792%	08/01/2018	#	750,000	752,236
Credit Suisse MTN (Switzerland)
1.375%	05/26/2017		2,210,000	2,204,778
Goldman Sachs Group, Inc. (The)
3.625%	02/07/2016		1,350,000	1,385,548
Goldman Sachs Group, Inc. (The) MTN
1.332%	11/15/2018	#	1,470,000	1,485,800
Hutchison Whampoa International 12 II Ltd. (Cayman Islands)
2.000%	11/08/2017	^	480,000	482,165
Macquarie Group Ltd. (Australia)
1.233%	01/31/2017	#^	1,540,000	1,555,301
Morgan Stanley
1.875%	01/05/2018		740,000	737,827
Morgan Stanley MTN
1.514%	04/25/2018	#	1,610,000	1,636,938
0.971%	07/23/2019	#	1,930,000	1,924,409
Nomura Holdings, Inc. MTN (Japan)
1.691%	09/13/2016	#	1,310,000	1,329,486
UBS AG MTN (Switzerland)
1.375%	08/14/2017		1,700,000	1,690,016

				15,184,504

Chemicals—0.3%
Ashland, Inc.
3.875%	04/15/2018		1,050,000	1,064,438
3.000%	03/15/2016		275,000	277,750
Ineos Finance plc (United Kingdom)
8.375%	02/15/2019	^	725,000	773,031

				2,115,219

Commercial Services & Supplies—0.1%
Mobile Mini, Inc.
7.875%	12/01/2020		700,000	731,500

Communications Equipment—0.3%
Cisco Systems, Inc.
1.100%	03/03/2017		1,100,000	1,101,051
0.515%	03/03/2017	#	1,100,000	1,100,782

				2,201,833

Construction & Engineering—0.4%
Heathrow Funding Ltd. (Jersey, Channel Islands)
2.500%	06/25/2015	^	3,500,000	3,502,506

Consumer Finance—4.4%
Ally Financial, Inc.
3.250%	09/29/2017		1,200,000	1,203,000
American Express Co.
0.823%	05/22/2018	#	1,410,000	1,411,131
American Express Credit Corp.
0.743%	07/29/2016	#	1,120,000	1,124,632
American Express Credit Corp. MTN
2.750%	09/15/2015		2,500,000	2,539,007
1.750%	06/12/2015		2,675,000	2,689,999
1.125%	06/05/2017		230,000	229,358

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
American Honda Finance Corp.
1.125%	10/07/2016		$600,000	$603,036
Capital One Financial Corp.
2.450%	04/24/2019		2,500,000	2,496,805
Caterpillar Financial Services Corp.
0.700%	11/06/2015		1,270,000	1,272,467
Caterpillar Financial Services Corp. MTN
1.250%	08/18/2017		730,000	727,457
1.000%	03/03/2017		1,030,000	1,027,771
Ford Motor Credit Co. LLC
4.250%	02/03/2017		800,000	840,474
3.000%	06/12/2017		690,000	708,360
1.684%	09/08/2017		1,350,000	1,340,129
Ford Motor Credit Co. LLC, Series 1
1.070%	03/12/2019	#	1,060,000	1,055,000
General Motors Financial Co., Inc.
3.000%	09/25/2017		890,000	901,152
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	420,000	421,219
HSBC Finance Corp.
0.664%	06/01/2016	#	5,347,000	5,337,188
HSBC USA, Inc.
1.135%	09/24/2018	#	900,000	908,709
International Lease Finance Corp.
3.875%	04/15/2018		1,095,000	1,097,053
2.191%	06/15/2016	#	1,295,000	1,298,238
John Deere Capital Corp.
1.050%	10/11/2016		560,000	561,036
John Deere Capital Corp. MTN
1.125%	06/12/2017		1,240,000	1,235,949
PACCAR Financial Corp. MTN
1.100%	06/06/2017		370,000	368,695
0.835%	12/06/2018	#	290,000	291,954
0.800%	02/08/2016		300,000	300,524
Synchrony Financial
3.000%	08/15/2019		580,000	586,717
1.875%	08/15/2017		460,000	461,177
Toyota Motor Credit Corp. MTN
1.125%	05/16/2017		1,750,000	1,744,402

				34,782,639

Containers & Packaging—0.2%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc. (Ireland)
3.241%	12/15/2019	#^	1,730,000	1,675,937

Diversified Financial Services—3.8%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
2.250%	01/14/2019		8,000,000	8,067,296
ERAC USA Finance LLC
1.400%	04/15/2016	^	230,000	230,613
GE Capital UK Funding MTN (Ireland)
0.710%	03/20/2017	#GBP	700,000	1,087,529
General Electric Capital Corp.
1.625%	07/02/2015		1,350,000	1,358,649
General Electric Capital Corp. MTN
6.000%	08/07/2019		600,000	698,616
1.250%	05/15/2017		4,215,000	4,223,063
0.880%	07/12/2016	#	7,757,000	7,812,796

Coupon Rate	Maturity Date		Face	Value

Moody’s Corp.
2.750%	07/15/2019		$6,918,000	$6,982,337

				30,460,899

Diversified Telecommunication Services—2.3%
British Telecommunications plc (United Kingdom)
1.625%	06/28/2016		320,000	322,422
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%	12/15/2017		370,000	373,545
Deutsche Telekom International Finance BV (Netherlands)
3.125%	04/11/2016	^	3,000,000	3,075,738
Verizon Communications, Inc.
2.625%	02/21/2020	^	7,384,000	7,308,270
1.991%	09/14/2018	#	4,134,000	4,304,255
1.771%	09/15/2016	#	280,000	285,195
1.350%	06/09/2017		1,240,000	1,234,996
0.700%	11/02/2015		580,000	579,860
Windstream Corp.
7.875%	11/01/2017		880,000	955,900

				18,440,181

Electric Utilities—0.7%
Duke Energy Corp.
0.636%	04/03/2017	#	460,000	460,871
Electricite de France SA (France)
1.150%	01/20/2017	^	790,000	789,906
0.691%	01/20/2017	#^	450,000	451,690
Georgia Power Co.
0.561%	03/15/2016	#	1,394,000	1,392,991
NextEra Energy Capital Holdings, Inc.
1.339%	09/01/2015		1,100,000	1,103,495
1.200%	06/01/2015		210,000	210,416
RJS Power Holdings LLC
5.125%	07/15/2019	^	1,340,000	1,329,950

				5,739,319

Electrical Equipment—0.1%
Eaton Corp.
0.950%	11/02/2015		560,000	560,610

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp.
1.550%	09/15/2017		470,000	468,999

Energy Equipment & Services—0.8%
Cameron International Corp.
1.400%	06/15/2017		400,000	394,201
Ensco plc (United Kingdom)
4.700%	03/15/2021		3,682,000	3,703,610
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc.
6.500%	11/15/2020		399,000	432,903
Nabors Industries, Inc.
2.350%	09/15/2016		1,200,000	1,187,453
National Oilwell Varco, Inc.
1.350%	12/01/2017		830,000	819,922

				6,538,089

Food & Staples Retailing—0.4%
CVS Health Corp.
1.200%	12/05/2016		290,000	290,939
Kroger Co. (The)
2.200%	01/15/2017		650,000	660,661
0.758%	10/17/2016	#	910,000	908,924

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Sysco Corp.
1.450%	10/02/2017		$420,000	$419,819
Walgreens Boots Alliance, Inc.
2.700%	11/18/2019		250,000	251,552
1.750%	11/17/2017		330,000	331,047
0.682%	05/18/2016	#	590,000	590,183
Woolworths Ltd. (Australia)
2.550%	09/22/2015	^	58,000	58,730

				3,511,855

Food Products—1.0%
ConAgra Foods, Inc.
1.350%	09/10/2015		200,000	200,841
1.300%	01/25/2016		300,000	300,026
General Mills, Inc.
1.400%	10/20/2017	†	1,070,000	1,066,184
Ingredion, Inc.
3.200%	11/01/2015		310,000	315,250
Kraft Foods Group, Inc.
1.625%	06/04/2015		440,000	441,920
Tyson Foods, Inc.
2.650%	08/15/2019		4,604,000	4,650,878
Want Want China Finance Ltd. (Virgin Islands, British)
1.875%	05/14/2018	^	680,000	667,119
Wm. Wrigley Jr. Co.
2.000%	10/20/2017	^	200,000	201,579
1.400%	10/21/2016	^	200,000	200,250

				8,044,047

Gas Utilities—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		1,000,000	1,037,500

Health Care Equipment & Supplies—1.0%
Becton Dickinson and Co.
1.800%	12/15/2017		430,000	431,894
0.691%	06/15/2016	#	310,000	310,185
CareFusion Corp.
1.450%	05/15/2017		1,800,000	1,788,293
Medtronic, Inc.
2.500%	03/15/2020	^	4,724,000	4,742,131
1.500%	03/15/2018	^	390,000	388,437

				7,660,940

Health Care Providers & Services—1.6%
Anthem, Inc.
2.375%	02/15/2017		5,430,000	5,533,783
2.300%	07/15/2018		3,000,000	3,019,146
1.250%	09/10/2015		550,000	552,319
Express Scripts Holding Co.
1.250%	06/02/2017		570,000	564,420
McKesson Corp.
1.292%	03/10/2017		400,000	398,169
UnitedHealth Group, Inc.
1.400%	10/15/2017		270,000	269,919
0.850%	10/15/2015		1,358,000	1,362,192
Ventas Realty LP
1.550%	09/26/2016		481,000	483,133
1.250%	04/17/2017		290,000	287,460

				12,470,541

Coupon Rate	Maturity Date		Face	Value

Hotels, Restaurants & Leisure—0.0%
Carnival Corp. (Panama)
1.875%	12/15/2017		$280,000	$278,103

Household Durables—0.1%
Whirlpool Corp.
1.650%	11/01/2017		490,000	488,709

Independent Power and Renewable Electricity Producers—0.2%
AES Corp.
3.234%	06/01/2019	#	1,140,000	1,114,350
TransAlta Corp. (Canada)
1.900%	06/03/2017		360,000	358,685

				1,473,035

Industrial Conglomerates—0.0%
Tyco Electronics Group SA (Luxembourg)
1.600%	02/03/2015		270,000	270,011

Insurance—2.3%
Aflac, Inc.
3.450%	08/15/2015	†	2,937,000	2,988,051
Hartford Financial Services Group, Inc. (The)
4.000%	03/30/2015		510,000	514,061
Metropolitan Life Global Funding I
0.761%	07/15/2016	#^	4,000,000	4,018,576
Principal Life Global Funding II
1.000%	12/11/2015	^	660,000	661,840
Prudential Covered Trust, Series 2012-1
2.997%	09/30/2015	^	1,706,250	1,730,530
Prudential Financial, Inc. MTN
6.100%	06/15/2017		2,500,000	2,762,058
3.875%	01/14/2015		1,951,000	1,953,271
1.012%	08/15/2018	#	600,000	604,160
Prudential Financial, Inc., Series C MTN
4.750%	06/13/2015		2,290,000	2,328,211
TIAA Asset Management Finance Co. LLC
2.950%	11/01/2019	^	810,000	812,474

				18,373,232

Internet Software & Services—0.3%
Alibaba Group Holding Ltd. (Cayman Islands)
2.500%	11/28/2019	^	200,000	197,529
1.625%	11/28/2017	^	600,000	597,701
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017		500,000	501,043
IAC/InterActiveCorp
4.875%	11/30/2018		350,000	357,875
Tencent Holdings Ltd. (Cayman Islands)
2.000%	05/02/2017	^	800,000	798,712

				2,452,860

IT Services—0.1%
Computer Sciences Corp.
2.500%	09/15/2015		270,000	272,485
Fidelity National Information Services, Inc.
2.000%	04/15/2018		380,000	378,246
1.450%	06/05/2017		190,000	189,047

				839,778

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Life Sciences Tools & Services—0.2%
Life Technologies Corp.
3.500%	01/15/2016		$1,300,000	$1,316,065
Thermo Fisher Scientific, Inc.
1.300%	02/01/2017		400,000	397,963

				1,714,028

Machinery—0.1%
CNH Industrial Capital LLC
3.875%	11/01/2015		1,035,000	1,045,350

Marine—0.1%
AP Moeller—Maersk A/S (Denmark)
2.550%	09/22/2019	^	1,000,000	1,003,912

Media—0.5%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.125%	02/15/2016		500,000	511,489
DISH DBS Corp.
4.625%	07/15/2017		1,000,000	1,036,250
NBCUniversal Enterprise, Inc.
0.916%	04/15/2018	#^	500,000	504,566
Thomson Reuters Corp. (Canada)
1.650%	09/29/2017		950,000	944,807
1.300%	02/23/2017		400,000	398,111
Time Warner, Inc.
3.150%	07/15/2015		440,000	446,208

				3,841,431

Metals & Mining—4.1%
Anglo American Capital plc (United Kingdom)
2.625%	09/27/2017	^	4,400,000	4,443,688
1.181%	04/15/2016	#^	350,000	350,463
ArcelorMittal (Luxembourg)
4.250%	08/05/2015		1,000,000	1,016,250
Barrick North America Finance LLC
6.800%	09/15/2018		6,056,000	6,829,636
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^†	720,000	690,750
Freeport-McMoRan, Inc.
2.300%	11/14/2017		640,000	641,209
2.150%	03/01/2017		490,000	491,063
Glencore Finance Canada Ltd. (Canada)
2.700%	10/25/2017	^	5,735,000	5,806,040
Glencore Funding LLC
2.500%	01/15/2019	^	3,886,000	3,830,084
1.591%	01/15/2019	#^	1,230,000	1,251,994
Rio Tinto Finance USA Ltd. (Australia)
6.500%	07/15/2018		3,500,000	4,010,177
1.875%	11/02/2015		3,435,000	3,463,253

				32,824,607

Oil, Gas & Consumable Fuels—3.3%
Boardwalk Pipelines LP
5.875%	11/15/2016		320,000	339,907
BP Capital Markets plc (United Kingdom)
0.742%	05/10/2018	#	240,000	237,602
Canadian Natural Resources Ltd. (Canada)
1.750%	01/15/2018		700,000	696,392
CNOOC Finance 2013 Ltd. (Virgin Islands, British)
1.125%	05/09/2016		620,000	618,008

Coupon Rate	Maturity Date		Face	Value

CNOOC Nexen Finance 2014 ULC (Canada)
1.625%	04/30/2017		$590,000	$587,451
CNPC General Capital Ltd. (Virgin Islands, British)
1.133%	05/14/2017	#^	700,000	701,520
DCP Midstream Operating LP
3.250%	10/01/2015		550,000	558,021
Enbridge, Inc. (Canada)
0.684%	06/02/2017	#	420,000	418,433
Enterprise Products Operating LLC
1.250%	08/13/2015		280,000	280,782
Hess Corp.
1.300%	06/15/2017		460,000	453,485
Kinder Morgan, Inc.
3.050%	12/01/2019		3,254,000	3,231,778
2.000%	12/01/2017	†	300,000	298,353
Marathon Oil Corp.
0.900%	11/01/2015		630,000	628,290
Murphy Oil Corp.
2.500%	12/01/2017		430,000	427,717
Phillips 66
2.950%	05/01/2017		270,000	279,008
1.950%	03/05/2015		270,000	270,694
Rockies Express Pipeline LLC
3.900%	04/15/2015	^†	680,000	678,300
Sabine Pass LNG LP
7.500%	11/30/2016		1,010,000	1,055,450
Sinopec Capital 2013 Ltd. (Virgin Islands, British)
1.250%	04/24/2016	^	630,000	628,560
Statoil ASA (Norway)
0.692%	11/08/2018	#	800,000	801,960
0.522%	05/15/2018	#	2,285,000	2,283,921
Suncor Energy, Inc. (Canada)
6.100%	06/01/2018		7,071,000	7,937,763
Total Capital International SA (France)
0.802%	08/10/2018	#	780,000	784,861
TransCanada PipeLines Ltd. (Canada)
0.937%	06/30/2016	#	1,300,000	1,306,631
WPX Energy, Inc.
5.250%	01/15/2017		990,000	1,004,850

				26,509,737

Pharmaceuticals—1.1%
AbbVie, Inc.
1.750%	11/06/2017		1,450,000	1,454,151
0.992%	11/06/2015	#	4,100,000	4,113,534
Actavis Funding SCS (Luxembourg)
1.300%	06/15/2017		700,000	687,659
Merck & Co., Inc.
0.592%	05/18/2018	#	1,120,000	1,122,824
Mylan, Inc.
1.800%	06/24/2016		200,000	201,279
1.350%	11/29/2016		340,000	338,484
Perrigo Co. plc (Ireland)
1.300%	11/08/2016		700,000	697,250

				8,615,181

Real Estate Investment Trusts (REITs)—0.5%
ARC Properties Operating Partnership LP
2.000%	02/06/2017	†	820,000	782,301
Digital Realty Trust LP
4.500%	07/15/2015		1,110,000	1,120,615
Health Care REIT, Inc.
3.625%	03/15/2016		440,000	452,988

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Healthcare Realty Trust, Inc.
6.500%	01/17/2017		$340,000	$371,463
Liberty Property LP
6.625%	10/01/2017		445,000	498,980
Vornado Realty LP
4.250%	04/01/2015		1,080,000	1,080,000

				4,306,347

Real Estate Management & Development—0.1%
WEA Finance LLC/Westfield UK & Europe Finance plc
2.700%	09/17/2019	^	400,000	400,322
1.750%	09/15/2017	^	330,000	328,438

				728,760

Road & Rail—0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017	†	465,000	481,275
Hertz Corp. (The)
6.750%	04/15/2019		1,000,000	1,035,000
JB Hunt Transport Services, Inc.
3.375%	09/15/2015		850,000	864,734
2.400%	03/15/2019		770,000	771,175
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.125%	05/11/2015	^	800,000	806,550
2.500%	03/15/2016	^	620,000	628,717
2.500%	06/15/2019	^	290,000	288,533
Ryder System, Inc. MTN
2.500%	03/01/2017		540,000	547,908

				5,423,892

Semiconductors & Semiconductor Equipment—0.1%
TSMC Global Ltd. (Virgin Islands, British)
1.625%	04/03/2018	^	410,000	403,055

Software—0.1%
Autodesk, Inc.
1.950%	12/15/2017		430,000	431,643

Specialty Retail—0.1%
AutoZone, Inc.
1.300%	01/13/2017		440,000	438,573

Technology Hardware, Storage & Peripherals—1.0%
Hewlett-Packard Co.
5.500%	03/01/2018		1,000,000	1,104,509
3.000%	09/15/2016		4,436,000	4,556,664
2.650%	06/01/2016		750,000	764,485
1.170%	01/14/2019	#	650,000	639,504
Seagate HDD Cayman (Cayman Islands)
3.750%	11/15/2018	^	780,000	802,425

				7,867,587

Thrifts & Mortgage Finance—0.5%
Abbey National Treasury Services plc (United Kingdom)
1.650%	09/29/2017		1,700,000	1,696,107
Astoria Financial Corp.
5.000%	06/19/2017		690,000	729,111
BPCE SA (France)
1.625%	02/10/2017		550,000	551,969
BPCE SA MTN (France)
1.484%	04/25/2016	#	800,000	809,086
0.862%	06/23/2017	#	490,000	490,272

				4,276,545

Coupon Rate	Maturity Date		Face	Value

Tobacco—0.9%
BAT International Finance plc (United Kingdom)
1.400%	06/05/2015	^	$800,000	$801,520
Lorillard Tobacco Co.
6.875%	05/01/2020		2,834,000	3,341,898
2.300%	08/21/2017	†	2,877,000	2,897,205
Reynolds American, Inc.
1.050%	10/30/2015		290,000	290,375

				7,330,998

Trading Companies & Distributors—0.1%
GATX Corp.
2.500%	07/30/2019		700,000	695,463

Wireless Telecommunication Services—0.3%
SBA Communications Corp.
5.625%	10/01/2019		430,000	441,825
T-Mobile USA, Inc.
5.250%	09/01/2018	†	720,000	749,700
Vodafone Group plc (United Kingdom)
0.617%	02/19/2016	#	1,210,000	1,210,058

				2,401,583

TOTAL CORPORATE OBLIGATIONS
(Cost $431,694,934)				433,137,627

FLOATING RATE LOANS—0.6%**
ABC Supply Co. Term Loan
3.500%	04/16/2020		987,500	959,109
ARAMARK Corp., Extended Term Loan
3.250%	09/06/2019	#	1,455,000	1,436,361
Asurion LLC Non-Amortizing 1st Lien Term Loan
3.750%	03/03/2017	#	400,000	396,502
CDW LLC Term Loan
3.250%	04/29/2020	#	987,441	959,961
Dole Food Co., Inc. Tranche B Term Loan
4.500%	11/01/2018	#	970,000	960,703
H.J. Heinz Co. 1st Lien Term Loan B2
3.500%	06/05/2020	#	222,325	221,372

TOTAL FLOATING RATE LOANS
(Cost $5,023,861)				4,934,008

MORTGAGE-BACKED SECURITIES—5.0%
Commercial Mortgage-Backed Securities—1.3%
American Homes 4 Rent, Series 2014-SFR1, Class A
1.250%	06/17/2031	#^	673,930	666,688
Colony American Homes, Series 2014-1A, Class A
1.400%	05/17/2031	#^	711,001	708,067
Colony American Homes, Series 2014-2A, Class A
1.112%	07/17/2031	#^	1,241,625	1,224,378
Hilton USA Trust, Series 2013-HLF, Class AFL
1.157%	11/05/2030	#^	1,389,506	1,390,163
Invitation Homes Trust, Series 2013-SFR1, Class A
1.400%	12/17/2030	#^	923,840	921,293
Invitation Homes Trust, Series 2014-SFR1, Class A
1.162%	06/17/2031	#^	3,570,000	3,531,569

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-BACKED SECURITIES—(Continued)
Invitation Homes Trust, Series 2014-SFR2, Class A
1.262%	09/17/2031	#^	$2,220,000	$2,198,266

				10,640,424

Non-Agency Mortgage-Backed Securities—1.7%
Banc of America Mortgage Trust, Series 2004-L, Class 1A1
2.750%	01/25/2035	#	380,317	377,059
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR2, Class AD
1.550%	04/25/2043	#^	1,335,871	1,256,991
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR3, Class A3
1.550%	05/25/2043	#^	693,652	661,055
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1
1.620%	11/25/2023	#	903,101	900,717
Fosse Master Issuer plc, Series 2012-1A, Class 2A2 (United Kingdom)
1.632%	10/18/2054	#^	1,560,593	1,571,477
GSAMP Trust, Series 2004-SEA2, Class M1
0.820%	03/25/2034	#	1,068,487	1,070,086
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2
2.500%	03/25/2043	#^	771,230	763,450
MLCC Mortgage Investors Trust, Series 2004-1, Class 2A2
2.161%	12/25/2034	#	866,905	860,182
Sequoia Mortgage Trust, Series 2012-1, Class 1A1
2.865%	01/25/2042	#	765,390	769,863
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	698,543	711,799
Sequoia Mortgage Trust, Series 2013-1, Class 1A1
1.450%	02/25/2043	#	900,533	862,620
Sequoia Mortgage Trust, Series 2013-4, Class A3
1.550%	04/25/2043	#	952,451	895,715
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	525,057	525,983
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.270%	06/25/2058	#^	963,212	962,316
Springleaf Mortgage Loan Trust, Series 2013-2A, Class A
1.780%	12/25/2065	#^	542,726	543,132
Structured Asset Mortgage Investments II Trust, Series 2004-AR5, Class 2A1
2.158%	10/19/2034	#	201,350	167,928
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class B1
2.618%	09/25/2034	#	775,202	634,467

				13,534,840

Coupon Rate	Maturity Date		Face	Value

U.S. Government Agency Mortgage-Backed Securities—2.0%
Federal Deposit Insurance Corporation Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A
3.250%	04/25/2038	^	$815,853	$835,578
Federal National Mortgage Association
3.136%	07/01/2041	#	1,974,550	2,098,039
3.002%	06/01/2041	#	1,027,188	1,087,335
1.986%	10/01/2034	#	837,840	884,357
1.922%	09/01/2034	#	75,487	80,349
1.915%	09/01/2034	#	110,549	117,451
1.807%	10/01/2034	#	129,651	137,118
Federal National Mortgage Association Connecticut Avenue Securities, Series 2013-C01, Class M1
2.170%	10/25/2023	#	1,224,240	1,230,557
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C01, Class M1
1.770%	01/25/2024	#	1,361,462	1,359,387
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C02, Class 1M1
1.120%	05/25/2024	#	1,423,527	1,397,626
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C03, Class 1M1
1.370%	07/25/2024	#	3,442,956	3,412,286
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		86,205	86,734
National Credit Union Administration Guaranteed Notes, Series 2010-R3, Class 1A
0.717%	12/08/2020	#	2,716,724	2,743,553

				15,470,370

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $39,995,888)				39,645,634

U.S. TREASURY OBLIGATIONS—19.4%
U.S. Treasury Notes—19.4%
U.S. Treasury Note
1.000%	09/15/2017		25,080,000	25,095,675
0.875%	07/15/2017		5,005,000	4,999,525
0.750%	01/15/2017- 10/31/2017		57,853,000	57,510,519
0.625%	02/15/2017		8,030,000	8,010,551
0.500%	08/31/2016		15,630,000	15,625,124
0.375%	03/15/2016	‡‡	315,000	315,049
0.375%	10/31/2016		25,400,000	25,296,825
0.250%	10/31/2015		17,940,000	17,940,000

				154,793,268

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $154,796,326)				154,793,268

GOVERNMENT RELATED OBLIGATIONS—3.8%
U.S. Government Agencies—0.9%
Federal Home Loan Bank, Series 3823
0.500%	09/28/2016		3,870,000	3,860,743
Federal Home Loan Mortgage Corp., Series 1
1.000%	07/28/2017		3,000,000	3,000,015

				6,860,758

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Non-U.S. Government Agencies—0.5%
FMS Wertmanagement AoeR (Germany)
1.125%	09/05/2017		$1,600,000	$1,600,120
0.625%	01/30/2017	†	1,620,000	1,612,401
Korea Expressway Corp. (Korea, Republic of)
1.625%	04/28/2017	^	700,000	696,962
Petrobras International Finance Co. SA (Luxembourg)
3.500%	02/06/2017		410,000	392,538

				4,302,021

Sovereign Debt—0.2%
Instituto de Credito Oficial (Spain)
1.125%	04/01/2016	^	1,610,000	1,612,120
Panama Government International Bond (Panama)
7.250%	03/15/2015		60,000	60,900

				1,673,020

Supranational—0.7%
European Investment Bank
1.125%	04/15/2015		5,555,000	5,568,604

U.S. Municipal Bonds—1.3%
California Earthquake Authority Revenue Bonds (California)
1.824%	07/01/2017		700,000	699,727
California General Obligation Bonds (California)
5.450%	04/01/2015		3,635,000	3,679,529
1.050%	02/01/2016		755,000	759,688
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series A (Florida)
2.995%	07/01/2020		3,125,000	3,165,000
1.298%	07/01/2016		1,955,000	1,968,451

				10,272,395

Non-U.S. Regional Authority Bonds—0.2%
Province of British Columbia (Canada)
1.200%	04/25/2017		2,000,000	2,010,240

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $30,501,588)				30,687,038

ASSET-BACKED SECURITIES—13.6%
Automobiles—3.3%
Ally Master Owner Trust Series 2013-2, Class A
0.611%	04/15/2018	#	1,600,000	1,599,477
Capital Auto Receivables Asset Trust
Series 2014-2, Class A1
0.465%	06/20/2016	#	1,605,000	1,605,614
Capital Auto Receivables Asset Trust
Series 2013-1, Class C
1.740%	10/22/2018		330,000	331,234
Capital Auto Receivables Asset Trust
Series 2013-1, Class B
1.290%	04/20/2018		330,000	329,204
Enterprise Fleet Financing LLC
Series 2012-1, Class A2
1.140%	11/20/2017	^	256,220	256,395

Coupon Rate	Maturity Date		Face	Value

Ford Credit Auto Owner Trust
Series 2013-A, Class A3
0.550%	07/15/2017		$2,527,290	$2,527,019
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A3
1.100%	09/15/2019		5,502,000	5,494,044
Nissan Auto Receivables Owner Trust
Series 2011-A, Class A4
1.940%	09/15/2017		457,256	459,183
Porsche Financial Auto Securitization Trust
Series 2014-1, Class A3
0.670%	01/23/2018	^	7,789,000	7,786,702
Toyota Auto Receivables Owner Trust
Series 2014-B, Class A4
1.310%	09/16/2019		400,000	399,210
Volkswagen Auto Loan Enhanced Trust
Series 2014-1, Class A3
0.910%	10/22/2018		5,436,000	5,413,359

				26,201,441

Credit Card—9.3%
American Express Credit Account Master Trust
Series 2014-1, Class A
0.531%	12/15/2021	#	5,989,000	5,977,588
BA Credit Card Trust
Series 2014-A1, Class A
0.541%	06/15/2021	#	5,600,000	5,601,260
Cabela’s Credit Card Master Note Trust
Series 2014-1, Class A
0.511%	03/16/2020	#	2,195,000	2,195,495
Cabela’s Credit Card Master Note Trust
Series 2014-2, Class A
0.611%	07/15/2022	#	2,531,000	2,525,428
Capital One Multi-Asset Execution Trust
Series 2007-A5, Class A5
0.201%	07/15/2020	#	4,900,000	4,866,508
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7
5.750%	07/15/2020		2,100,000	2,337,732
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3
0.541%	01/18/2022	#	1,800,000	1,799,919
Chase Issuance Trust
Series 2013-A9, Class A
0.581%	11/16/2020	#	9,000,000	9,025,951
Chase Issuance Trust
Series 2006-A2, Class A2
5.160%	04/16/2018		2,114,000	2,218,145
Chase Issuance Trust
Series 2007-B1, Class B1
0.411%	04/15/2019	#	1,500,000	1,491,298
Citibank Credit Card Issuance Trust
Series 2006-A3, Class A3
5.300%	03/15/2018		960,000	1,012,097
Citibank Credit Card Issuance Trust
Series 2008-A2, Class A2
1.314%	01/23/2020	#	3,300,000	3,388,245
Citibank Credit Card Issuance Trust
Series 2013-A6, Class A6
1.320%	09/07/2018		3,897,000	3,920,041
Discover Card Execution Note Trust
Series 2013-A6, Class A6
0.611%	04/15/2021	#	5,558,000	5,578,754

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—(Continued)
Discover Card Execution Note Trust
Series 2007-A1, Class A1
5.650%	03/16/2020		$750,000	$832,917
Discover Card Execution Note Trust
Series 2014-A1, Class A1
0.591%	07/15/2021	#	3,200,000	3,210,090
Discover Card Execution Note Trust
Series 2012-A1, Class A1
0.810%	08/15/2017		1,450,000	1,450,715
Gracechurch Card Funding plc (United Kingdom)
Series 2012-1A, Class A1
0.861%	02/15/2017	#^	2,700,000	2,701,738
Synchrony Credit Card Master Note Trust
Series 2012-5, Class A
0.950%	06/15/2018		1,390,000	1,392,362
Synchrony Credit Card Master Note Trust
Series 2012-6, Class A
1.360%	08/17/2020		4,840,000	4,813,709
Synchrony Credit Card Master Note Trust
Series 2012-1, Class A
1.030%	01/15/2018		2,000,000	2,000,409
Synchrony Credit Card Master Note Trust
Series 2012-3, Class A
0.611%	03/15/2020	#	5,720,000	5,715,836

				74,056,237

Other—0.9%
CenterPoint Energy Transition Bond Co. IV LLC
Series 2012-1, Class A1
0.901%	04/15/2018		1,300,679	1,302,959
Global SC Finance II SRL (Barbados)
Series 2014-1A, Class A1
3.190%	07/17/2029	^	1,840,000	1,824,624
GreatAmerica Leasing Receivables Funding LLC
Series 2013-1, Class C
1.830%	06/17/2019	^	250,000	249,241
TAL Advantage V LLC
Series 2014-2A, Class A1
1.700%	05/20/2039	^	2,556,731	2,540,589
Trade MAPS 1 Ltd. (Ireland)
Series 2013-1A, Class A
0.862%	12/10/2018	#^	1,800,000	1,803,209

				7,720,622

Student Loan—0.1%
Nelnet Student Loan Trust
Series 2014-2A, Class A1
0.449%	06/25/2021	#^	768,414	768,233

TOTAL ASSET-BACKED SECURITIES
(Cost $108,980,072)				108,746,533

			Shares	Value
MONEY MARKET FUNDS—4.2%
Institutional Money Market Funds—4.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	1,700,000	1,700,000

		Shares	Value
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥22,533,423	$22,533,423
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	2,188,408	2,188,408
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	1,700,000	1,700,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	1,700,000	1,700,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	1,700,000	1,700,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	1,700,000	1,700,000

TOTAL MONEY MARKET FUNDS
(Cost $33,221,831)			33,221,831

TOTAL INVESTMENTS—100.9%
(Cost $804,214,500)			805,165,939
Other assets less liabilities—(0.9%)			(7,273,471)

NET ASSETS—100.0%			$797,892,468

Notes to the Schedule of Investments:

GBP	British Pound Sterling
MTN	Medium Term Note
REIT	Real Estate Investment Trust
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $138,823,707, which represents 17.4% of Net Assets. The illiquid 144A securities represented 0.0% of Net Assets, and 0.0% of total 144A securities held.
#	Rate is subject to change. Rate shown reflects current rate.
†	Denotes all or a portion of the security on loan.
**	Floating Rate Loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Inflation Focused Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—4.0%
Banks—0.8%
Bank of America Corp.
5.750%	12/01/2017		$1,100,000	$1,216,208
Bank of America Corp., Series L
2.600%	01/15/2019		1,300,000	1,310,856
Intesa Sanpaolo SpA (Italy)
6.500%	02/24/2021	^	500,000	579,170
2.375%	01/13/2017		700,000	706,474
KBC Bank NV (Belgium)
8.000%	01/25/2023	#	400,000	450,000

				4,262,708

Capital Markets—1.0%
Goldman Sachs Group, Inc. (The) MTN
3.850%	07/08/2024		2,600,000	2,669,659
UBS AG (Switzerland)
7.625%	08/17/2022		300,000	353,730
5.125%	05/15/2024		1,300,000	1,308,437
UBS AG MTN (Switzerland)
4.750%	05/22/2023	#	900,000	910,363

				5,242,189

Consumer Finance—0.5%
Navient Corp. MTN
6.250%	01/25/2016		2,400,000	2,502,000

Diversified Telecommunication Services—0.6%
AT&T, Inc.
0.677%	03/30/2017	#	3,000,000	3,000,333

Electric Utilities—0.2%
Electricite de France SA (France)
1.150%	01/20/2017	^	200,000	199,976
0.691%	01/20/2017	#^	700,000	702,629

				902,605

Health Care Equipment & Supplies—0.3%
Medtronic, Inc.
4.375%	03/15/2035	^	1,300,000	1,383,797

Multi-Utilities—0.0%
RWE AG (Germany)
7.000%	10/12/2072	#	200,000	214,750

Oil, Gas & Consumable Fuels—0.6%
BG Energy Capital plc (United Kingdom)
6.500%	11/30/2072	#	800,000	858,921
Canadian Natural Resources Ltd. (Canada)
0.632%	03/30/2016	#	600,000	599,115
Kinder Morgan, Inc.
2.000%	12/01/2017		1,900,000	1,889,569

				3,347,605

TOTAL CORPORATE OBLIGATIONS
(Cost $20,601,203)				20,855,987

Coupon Rate	Maturity Date		Face	Value
MORTGAGE-BACKED SECURITIES—0.6%
U.S. Government Agency Mortgage-Backed Securities—0.6%
Federal National Mortgage Association TBA
3.000%	01/25/2045
(Cost $2,992,500)			$3,000,000	$3,034,922

U.S. TREASURY OBLIGATIONS—89.7%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.070%	05/28/2015		261,000	260,936
0.047%	02/26/2015		274,000	273,994
0.022%	01/08/2015		81,000	81,000

				615,930

U.S. Treasury Inflation Protected Securities Bonds—35.7%
U.S. Treasury Bond
3.875%	04/15/2029	‡‡	6,535,000	13,530,978
3.625%	04/15/2028		6,235,000	12,601,710
3.375%	04/15/2032		869,100	1,651,550
2.500%	01/15/2029		16,525,000	22,719,121
2.375%	01/15/2025 -
	01/15/2027		36,142,400	52,366,733
2.125%	02/15/2040 -
	02/15/2041		8,875,100	12,621,924
2.000%	01/15/2026		17,185,000	23,590,190
1.750%	01/15/2028		16,120,000	20,711,736
1.375%	02/15/2044		15,460,000	17,862,930
0.750%	02/15/2042		9,159,500	9,374,136
0.625%	02/15/2043		360,000	350,402

				187,381,410

U.S. Treasury Inflation Protected Securities Notes—53.8%
U.S. Treasury Note
2.500%	07/15/2016		5,124,800	6,282,656
1.875%	07/15/2019		1,400,000	1,672,830
1.375%	07/15/2018 -
	01/15/2020		10,184,800	11,751,040
1.250%	07/15/2020		21,650,000	24,767,736
1.125%	01/15/2021		21,220,000	23,955,272
0.625%	07/15/2021 -
	01/15/2024		42,442,500	44,496,849
0.375%	07/15/2023		22,980,000	23,209,290
0.125%	04/15/2016 -
	07/15/2024		144,427,300	146,064,541

				282,200,214

U.S. Treasury Notes—0.1%
U.S. Treasury Note
0.250%	05/15/2015		500,000	500,390

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $468,540,015)				470,697,944

GOVERNMENT RELATED OBLIGATIONS—1.3%
U.S. Government Agencies—0.1%
New Valley Generation I
7.299%	03/15/2019		565,357	639,108

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Inflation Focused Fund

Coupon Rate	Maturity Date		Face	Value
GOVERNMENT RELATED OBLIGATIONS—(Continued)
Non-U.S. Government Agencies—0.2%
Export-Import Bank of Korea (Korea, Republic of)
4.000%	01/29/2021		$1,200,000	$1,287,196

Sovereign Debt—1.0%
Slovenia Government International Bond (Slovenia)
5.250%	02/18/2024		400,000	441,500
4.750%	05/10/2018		4,300,000	4,611,750

				5,053,250

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $6,872,260)				6,979,554

ASSET-BACKED SECURITIES—0.5%
Home Equity—0.5%
Argent Securities, Inc.
Series 2005-W2, Class A2B1
0.370%	10/25/2035	#	26,747	26,750
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D
0.850%	11/25/2035	#	727,723	712,132
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF6, Class M2
0.610%	05/25/2036	#	1,300,000	1,176,360
Long Beach Mortgage Loan Trust
Series 2005-2, Class M4
1.100%	04/25/2035	#	300,000	288,868
Saxon Asset Securities Trust
Series 2003-1, Class AF7
4.034%	06/25/2033		90,839	92,214

				2,296,324

Manufactured Housing—0.0%
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.681%	12/01/2033	#	5,795	5,809

Other—0.0%
Park Place Securities, Inc.
Series 2004-WWF1, Class M2
1.190%	12/25/2034	#	75,910	76,218

Student Loan—0.0%
North Carolina State Education Assistance Authority
Series 2011-2, Class A1
1.010%	10/26/2020	#	83,299	83,406

TOTAL ASSET-BACKED SECURITIES
(Cost $2,328,871)				2,461,757

			Notional	Value
PURCHASED OPTIONS—0.0%
Put—U.S. 30 Year Swaption, Expires 12/11/2017, Strike 2.68%			2,000,000	245,993

			Notional	Value
Put—U.S. 30 Year Swaption, Expires 03/20/2015, Strike 3.05%			6,900,000	$39,766

TOTAL PURCHASED OPTIONS
(Cost $351,615)				285,759

Coupon Rate	Maturity Date		Face	Value
CERTIFICATES OF DEPOSIT—0.2%
Banks—0.2%
Banco Bilbao Vizcaya Argentaria (Spain)
0.981%	10/23/2015	#
(Cost $999,900)		EUR	1,000,000	999,072

			Shares	Value
MONEY MARKET FUNDS—4.3%
Institutional Money Market Fund—4.3%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥
(Cost $22,486,040)			22,486,040	22,486,040

TOTAL INVESTMENTS—100.6%
(Cost $525,172,404)				527,801,035
Other assets less liabilities—(0.6%)				(3,139,230)

NET ASSETS—100.0%				$524,661,805

Notes to the Schedule of Investments:

EUR	European Monetary Unit
MTN	Medium Term Note
TBA	Security is subject to delayed delivery.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $2,865,572, which represents 0.5% of Net Assets. The illiquid 144A securities represented 0.5% of Net Assets, and 100.0% of total 144A securities held.
#	Rate is subject to change. Rate shown reflects current rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint High Yield Fund			Shares	Value

PREFERRED STOCKS—0.3%
Banks—0.3%
GMAC Capital Trust I, Series 2 8.125%		#*
(Cost $1,191,146)			44,875	$1,183,802

CONVERTIBLE PREFERRED STOCKS—0.1%
Oil, Gas & Consumable Fuels—0.1%
Rex Energy Corp., Perpetual,
Series A 6.000%		*
(Cost $293,500)			3,300	176,253

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—90.9%
Aerospace & Defense—1.4%
AAR Corp.
7.250%	01/15/2022		$1,335,000	1,448,475
Ducommun, Inc.
9.750%	07/15/2018		350,000	376,250
Erickson, Inc.
8.250%	05/01/2020	†	750,000	663,750
Huntington Ingalls Industries, Inc.
5.000%	12/15/2021	^	900,000	916,875
KLX, Inc.
5.875%	12/01/2022	^	390,000	394,875
LMI Aerospace, Inc.
7.375%	07/15/2019	^	300,000	294,000
Spirit AeroSystems, Inc.
5.250%	03/15/2022		785,000	802,662

				4,896,887

Air Freight & Logistics—0.1%
XPO Logistics, Inc.
7.875%	09/01/2019	^	350,000	367,500

Airlines—0.5%
American Airlines Pass Through Trust, Series 2013-2, Class B
5.600%	07/15/2020	^	938,287	957,053
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co.
6.875%	02/15/2019	^	900,000	875,250

				1,832,303

Auto Components—1.7%
Gestamp Funding Luxembourg SA (Luxembourg)
5.875%	05/31/2020	EUR	640,000	823,608
Goodyear Tire & Rubber Co. (The)
7.000%	05/15/2022		$1,175,000	1,274,875
Grupo Antolin Dutch BV (Netherlands)
4.750%	04/01/2021	EUR	650,000	818,387
Pittsburgh Glass Works LLC
8.000%	11/15/2018	^	$765,000	810,900
Schaeffler Holding Finance BV (Netherlands)
6.875%	08/15/2018	^	500,000	523,750
6.750%	11/15/2022	^	580,000	609,000
5.750%	11/15/2021	^EUR	950,000	1,228,579

				6,089,099

Coupon Rate	Maturity Date		Face	Value
Automobiles—0.7%
Chrysler Group LLC/CG Co.-Issuer, Inc.
8.250%	06/15/2021		$1,750,000	$1,946,875
General Motors Co.
5.200%	04/01/2045		380,000	401,850

				2,348,725

Banks—1.4%
Bank of America Corp., Perpetual Bond, Series Z
6.500%	10/23/2024	#	280,000	285,712
Barclays Bank plc (United Kingdom)
7.625%	11/21/2022		240,000	262,872
Barclays plc, Perpetual Bond (United Kingdom)
8.250%	12/15/2018	#	260,000	266,999
CIT Group, Inc.
5.000%	08/15/2022		2,535,000	2,614,219
HSBC Holdings plc, Perpetual Bond (United Kingdom)
6.375%	09/17/2024	#	410,000	414,612
Royal Bank of Scotland Group plc, Perpetual Bond (United Kingdom)
7.648%	09/30/2031	#	1,000,000	1,170,000

				5,014,414

Beverages—1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance, Inc.
10.625%	08/01/2018	^	370,000	368,150
Constellation Brands, Inc.
6.000%	05/01/2022		1,000,000	1,110,000
4.750%	11/15/2024		140,000	142,100
Cott Beverages, Inc.
6.750%	01/01/2020	^	390,000	390,975
5.375%	07/01/2022	^	1,650,000	1,518,000
DS Services of America, Inc.
10.000%	09/01/2021	^	300,000	348,000

				3,877,225

Building Products—1.4%
Brundage-Bone Concrete Pumping, Inc.
10.375%	09/01/2021	^	350,000	359,187
Building Materials Corp. of America
6.750%	05/01/2021	^	1,200,000	1,272,000
Hardwoods Acquisition, Inc.
7.500%	08/01/2021	^	380,000	376,200
Summit Materials LLC/Summit Materials Finance Corp.
10.500%	01/31/2020		1,380,000	1,538,700
USG Corp.
5.875%	11/01/2021	^	1,395,000	1,415,925

				4,962,012

Capital Markets—0.5%
DH Services Luxembourg Sarl (Luxembourg)
7.750%	12/15/2020	^	1,000,000	1,052,500
Walter Investment Management Corp.
7.875%	12/15/2021	†	915,000	821,213

				1,873,713

Chemicals—0.9%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B
5.750%	02/01/2021	EUR	330,000	421,311
Axiall Corp.
4.875%	05/15/2023		$500,000	473,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint High Yield Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
CBC Ammo LLC/CBC FinCo, Inc.
7.250%	11/15/2021	^	$430,000	$406,887
Eco Services Operations LLC/Eco Finance Corp.
8.500%	11/01/2022	^	240,000	244,800
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%	02/01/2018		400,000	357,000
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (Luxembourg)
8.750%	02/01/2019		700,000	713,125
Tronox Finance LLC
6.375%	08/15/2020	†	800,000	806,000

				3,422,873

Commercial Services & Supplies—2.7%
ACCO Brands Corp.
6.750%	04/30/2020		1,320,000	1,387,980
ADT Corp. (The)
6.250%	10/15/2021	†	1,220,000	1,256,600
5.250%	03/15/2020	†	45,000	45,788
Clean Harbors, Inc.
5.250%	08/01/2020		1,410,000	1,424,100
Covanta Holding Corp.
6.375%	10/01/2022		1,015,000	1,080,975
Garda World Security Corp. (Canada)
7.250%	11/15/2021	^	290,000	288,550
Iron Mountain Europe plc (United Kingdom)
6.125%	09/15/2022	GBP	530,000	845,057
Jaguar Holding Co. I
9.375%	10/15/2017	^	$650,000	665,925
Monitronics International, Inc.
9.125%	04/01/2020		750,000	712,031
West Corp.
5.375%	07/15/2022	^	2,070,000	1,987,200

				9,694,206

Communications Equipment—0.7%
CommScope, Inc.
5.500%	06/15/2024	^	725,000	717,750
5.000%	06/15/2021	^	695,000	688,050
ViaSat, Inc.
6.875%	06/15/2020		1,000,000	1,045,000

				2,450,800

Construction & Engineering—0.4%
AECOM Technology Corp.
5.875%	10/15/2024	^	620,000	635,500
Michael Baker Holdings LLC/Micahel Baker Finance Corp.
8.875%	04/15/2019	^	1,000,000	970,000

				1,605,500

Consumer Finance—1.3%
Ally Financial, Inc.
8.000%	11/01/2031		200,000	255,500
7.500%	09/15/2020		799,000	938,825
General Motors Financial Co., Inc.
4.375%	09/25/2021		430,000	449,350
Navient Corp.
5.875%	10/25/2024		70,000	66,850
5.000%	10/26/2020		270,000	265,613

Coupon Rate	Maturity Date		Face	Value
Navient Corp. MTN
4.875%	06/17/2019		$2,540,000	$2,553,716

				4,529,854

Containers & Packaging—3.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc. (Ireland)
6.750%	01/31/2021	^	1,130,000	1,127,175
4.250%	01/15/2022	EUR	685,000	821,383
3.241%	12/15/2019	#^	1,000,000	968,750
Berry Plastics Corp.
5.500%	05/15/2022		1,040,000	1,056,900
BWAY Holding Co.
9.125%	08/15/2021	^	$530,000	532,650
Cascades, Inc. (Canada)
5.500%	07/15/2022	^	1,760,000	1,757,800
Coveris Holdings SA (Luxembourg)
7.875%	11/01/2019	^	580,000	600,300
OI European Group BV (Netherlands)
4.875%	03/31/2021	EUR	650,000	864,556
Pactiv LLC
8.375%	04/15/2027		$500,000	507,500
Plastipak Holdings, Inc.
6.500%	10/01/2021	^	785,000	788,925
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
8.250%	02/15/2021		1,875,000	1,931,250
7.875%	08/15/2019		1,000,000	1,056,250

				12,013,439

Distributors—0.2%
American Builders & Contractors Supply Co., Inc.
5.625%	04/15/2021	^	750,000	755,625

Diversified Consumer Services—0.4%
Modular Space Corp.
10.250%	01/31/2019	^	466,000	404,255
Service Corp. International
5.375%	01/15/2022		1,000,000	1,030,000

				1,434,255

Diversified Financial Services—2.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)
5.000%	10/01/2021	^	750,000	778,125
4.500%	05/15/2021	^	3,000,000	3,041,250
Ausdrill Finance Pty Ltd. (Australia)
6.875%	11/01/2019	^	580,000	478,500
Denali Borrower LLC/Denali Finance Corp.
5.625%	10/15/2020	^	1,320,000	1,376,760
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
5.875%	03/15/2022	^	1,700,000	1,797,750
TMX Finance LLC/TitleMax Finance Corp.
8.500%	09/15/2018	^	320,000	270,400

				7,742,785

Diversified Telecommunication Services—4.9%
CenturyLink, Inc., Series T
5.800%	03/15/2022		190,000	198,075
CenturyLink, Inc., Series V
5.625%	04/01/2020		1,000,000	1,041,250
CenturyLink, Inc., Series W
6.750%	12/01/2023		320,000	351,600

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint High Yield Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Cogent Communications Holdings, Inc.
8.375%	02/15/2018	^	$400,000	$420,000
Frontier Communications Corp.
7.625%	04/15/2024		490,000	507,150
6.875%	01/15/2025		185,000	185,462
Intelsat Jackson Holdings SA (Luxembourg)
7.500%	04/01/2021		3,500,000	3,758,125
Level 3 Escrow II, Inc.
5.375%	08/15/2022	^	1,275,000	1,284,563
Level 3 Financing, Inc.
6.125%	01/15/2021		2,750,000	2,860,000
Sprint Capital Corp.
8.750%	03/15/2032		750,000	729,375
Telenet Finance V Luxembourg SCA (Luxembourg)
6.250%	08/15/2022	EUR	630,000	833,449
Virgin Media Finance plc (United Kingdom)
7.000%	04/15/2023	GBP	480,000	815,460
6.000%	10/15/2024	^†	680,000	714,000
4.875%	02/15/2022		500,000	466,250
Wind Acquisition Finance SA (Luxembourg)
7.375%	04/23/2021	^EUR	870,000	823,281
7.000%	04/23/2021		680,000	808,665
Windstream Corp.
7.750%	10/01/2021		$1,040,000	1,066,000
7.500%	04/01/2023		1,000,000	1,000,000

				17,862,705

Electric Utilities—0.9%
Dynegy Finance I, Inc./Dynegy Finance II Inc
6.750%	11/01/2019	^	1,000,000	1,018,750
Miran Mid-Atlantic Pass Through Trust, Series C
10.060%	12/30/2028		974,294	1,047,366
RJS Power Holdings LLC
5.125%	07/15/2019	^	1,165,000	1,156,263

				3,222,379

Electrical Equipment—0.2%
General Cable Corp.
5.750%	10/01/2022		900,000	661,500

Electronic Equipment, Instruments & Components—0.6%
Sanmina Corp.
4.375%	06/01/2019	^	2,200,000	2,189,000

Energy Equipment & Services—2.2%
Atwood Oceanics, Inc.
6.500%	02/01/2020		500,000	460,000
Forum Energy Technologies, Inc.
6.250%	10/01/2021		1,115,000	1,053,675
FTS International, Inc.
6.250%	05/01/2022	^	520,000	387,400
Hercules Offshore, Inc.
10.250%	04/01/2019	^†	770,000	411,950
KCA Deutag UK Finance plc (United Kingdom)
7.250%	05/15/2021^		1,500,000	1,076,250
Paragon Offshore plc (United Kingdom)
6.750%	07/15/2022	^†	1,385,000	855,238
Parker Drilling Co.
6.750%	07/15/2022		360,000	273,600

Coupon Rate	Maturity Date		Face	Value
Petroleum Geo-Services ASA (Norway)
7.375%	12/15/2018	^	$400,000	$338,000
PHI, Inc.
5.250%	03/15/2019		910,000	778,050
Precision Drilling Corp. (Canada)
6.500%	12/15/2021		450,000	385,875
Seventy Seven Energy, Inc.
6.500%	07/15/2022	†	1,395,000	823,050
Shelf Drilling Holdings Ltd. (Cayman Islands)
8.625%	11/01/2018	^	1,000,000	830,000
Sidewinder Drilling, Inc.
9.750%	11/15/2019	^	470,000	266,725

				7,939,813

Food & Staples Retailing—0.3%
Beverages & More, Inc.
10.000%	11/15/2018	^	90,000	84,037
Ingles Markets, Inc.
5.750%	06/15/2023		1,060,000	1,067,007

				1,151,044

Food Products—1.8%
HJ Heinz Co.
4.250%	10/15/2020		1,000,000	1,012,500
JBS USA LLC/JBS USA Finance, Inc.
7.250%	06/01/2021	^	1,750,000	1,811,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
4.875%	05/01/2021		1,085,000	1,060,587
Post Holdings, Inc.
6.000%	12/15/2022	^	735,000	691,819
Simmons Foods, Inc.
7.875%	10/01/2021	^†	650,000	640,250
Smithfield Foods, Inc.
5.250%	08/01/2018	^	810,000	826,200
WhiteWave Foods Co. (The)
5.375%	10/01/2022		480,000	495,600

				6,538,206

Gas Utilities—0.6%
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.500%	06/01/2024		2,375,000	2,297,813

Health Care Equipment & Supplies—0.6%
DJO Finance LLC/DJO Finance Corp.
9.875%	04/15/2018		1,000,000	1,020,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg)
5.750%	08/01/2022	^	1,235,000	1,270,506

				2,290,506

Health Care Providers & Services—4.8%
Acadia Healthcare Co., Inc.
5.125%	07/01/2022		1,250,000	1,237,500
Amsurg Corp.
5.625%	07/15/2022	^	905,000	932,150
Cerba European Lab SAS (France)
7.000%	02/01/2020	EUR	640,000	830,578
CHS/Community Health Systems, Inc.
6.875%	02/01/2022	†	$1,965,000	2,091,497
DaVita HealthCare Partners, Inc.
5.750%	08/15/2022		3,055,000	3,249,756
Envision Healthcare Corp.
5.125%	07/01/2022	^	1,150,000	1,144,250
Fresenius Medical Care US Finance II, Inc.
5.875%	01/31/2022	^	1,000,000	1,090,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint High Yield Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Fresenius Medical Care US Finance, Inc.
6.500%	09/15/2018	^	$500,000	$555,000
5.750%	02/15/2021	^	250,000	267,813
HCA Holdings, Inc.
6.250%	02/15/2021		2,000,000	2,135,000
IASIS Healthcare LLC/IASIS Capital Corp.
8.375%	05/15/2019		940,000	989,350
LifePoint Hospitals, Inc.
5.500%	12/01/2021		1,035,000	1,063,462
MedImpact Holdings, Inc.
10.500%	02/01/2018	^	1,200,000	1,266,000
Universal Hospital Services, Inc.
7.625%	08/15/2020		430,000	371,950

				17,224,306

Hotels, Restaurants & Leisure—3.9%
1011778 BC ULC/New Red Finance, Inc. (Canada)
6.000%	04/01/2022	^†	220,000	226,600
Caesars Entertainment Operating Co., Inc.
9.000%	02/15/2020	†	1,000,000	745,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
5.375%	06/01/2024	^	910,000	906,588
Choctaw Resort Development Enterprise
7.250%	11/15/2019	^	479,000	476,605
Churchill Downs, Inc.
5.375%	12/15/2021		1,705,000	1,713,525
Greektown Holdings LLC/Greektown Mothership Corp.
8.875%	03/15/2019	^	210,000	210,525
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.625%	10/15/2021		750,000	787,500
Landry’s Holdings II, Inc.
10.250%	01/01/2018	^	250,000	258,750
Landry’s, Inc.
9.375%	05/01/2020	^	425,000	452,625
MCE Finance Ltd. (Cayman Islands)
5.000%	02/15/2021	^	1,250,000	1,175,000
MGM Resorts International
6.625%	12/15/2021		1,500,000	1,582,500
NCL Corp. Ltd. (Bermuda)
5.250%	11/15/2019	^	1,080,000	1,093,500
Pinnacle Entertainment, Inc.
7.750%	04/01/2022	†	1,500,000	1,567,500
Scientific Games International, Inc.
6.250%	09/01/2020	†	1,765,000	1,244,325
Six Flags Entertainment Corp.
5.250%	01/15/2021	^	1,705,000	1,713,525

				14,154,068

Household Durables—1.7%
Jarden Corp.
6.125%	11/15/2022		860,000	900,850
Shea Homes LP/Shea Homes Funding Corp.
8.625%	05/15/2019		2,000,000	2,110,000
Standard Pacific Corp.
5.875%	11/15/2024		360,000	361,800
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
5.250%	04/15/2021	^	500,000	495,000

Coupon Rate	Maturity Date		Face	Value
Tempur Sealy International, Inc.
6.875%	12/15/2020		$995,000	$1,062,163
Toll Brothers Finance Corp.
6.750%	11/01/2019		190,000	213,750
Woodside Homes Co. LLC/Woodside Homes Finance, Inc.
6.750%	12/15/2021	^	1,080,000	1,080,000

				6,223,563

Household Products—0.6%
Century Intermediate Holding Co. 2
9.750%	02/15/2019	^	690,000	727,950
Spectrum Brands, Inc.
6.625%	11/15/2022		1,435,000	1,524,688

				2,252,638

Independent Power and Renewable Electricity Producers—2.4%
AES Corp.
5.500%	03/15/2024		860,000	877,028
Calpine Corp.
7.875%	01/15/2023	^	764,000	846,130
6.000%	01/15/2022	^	800,000	856,000
Dynegy, Inc.
5.875%	06/01/2023		10,000	9,550
First Wind Capital LLC
10.250%	06/01/2018	^	860,000	914,825
NRG Energy, Inc.
6.625%	03/15/2023		500,000	522,500
6.250%	07/15/2022		3,500,000	3,596,250
NRG REMA LLC, Series C
9.681%	07/02/2026		500,000	530,000
Red Oak Power LLC, Series B
9.200%	11/30/2029		560,000	616,000

				8,768,283

Insurance—0.4%
Fidelity & Guaranty Life Holdings, Inc.
6.375%	04/01/2021	^	700,000	738,500
Hockey Merger Sub 2, Inc.
7.875%	10/01/2021	^	860,000	857,850

				1,596,350

Internet Software & Services—0.4%
Ancestry.com, Inc.
9.625%	10/15/2018	^	670,000	659,950
Equinix, Inc.
5.750%	01/01/2025		350,000	354,813
5.375%	01/01/2022		340,000	344,896

				1,359,659

IT Services—2.0%
Compiler Finance Sub, Inc.
7.000%	05/01/2021	^	500,000	432,500
First Data Corp.
11.250%	01/15/2021		940,000	1,069,250
8.250%	01/15/2021	^	3,805,000	4,090,375
InterXion Holding NV (Netherlands)
6.000%	07/15/2020	EUR	640,000	817,026
Sungard Availability Services Capital, Inc.
8.750%	04/01/2022	^	$1,600,000	952,000

				7,361,151

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint High Yield Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Leisure Products—0.1%
24 Hour Holdings III LLC
8.000%	06/01/2022	^†	$500,000	$402,500

Machinery—1.0%
Apex Tool Group LLC
7.000%	02/01/2021	^	1,360,000	1,169,600
BlueLine Rental Finance Corp.
7.000%	02/01/2019	^	925,000	950,437
Milacron LLC/Mcron Finance Corp.
7.750%	02/15/2021	^	1,600,000	1,640,000

				3,760,037

Media—7.9%
Altice SA (Luxembourg)
7.250%	05/15/2022	EUR	690,000	848,502
Arqiva Broadcast Finance plc (United Kingdom)
9.500%	03/31/2020	GBP	480,000	824,811
Cablevision Systems Corp.
5.875%	09/15/2022	†	$710,000	721,537
CCO Holdings LLC/CCO Holdings Capital Corp.
8.125%	04/30/2020		1,750,000	1,846,250
6.500%	04/30/2021		1,280,000	1,348,800
CCOH Safari LLC
5.500%	12/01/2022		1,485,000	1,510,987
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%	12/15/2021	^	915,000	892,125
CSC Holdings LLC
5.250%	06/01/2024	^	750,000	755,625
DISH DBS Corp.
5.875%	07/15/2022		2,930,000	3,010,575
5.875%	11/15/2024	^	550,000	554,125
Gannett Co., Inc.
4.875%	09/15/2021	^	240,000	238,800
Getty Images, Inc.
7.000%	10/15/2020	^	900,000	711,000
Interactive Data Corp.
5.875%	04/15/2019	^	2,250,000	2,196,563
Live Nation Entertainment, Inc.
5.375%	06/15/2022	^	1,030,000	1,035,150
Mediacom Broadband LLC/Mediacom Broadband Corp.
5.500%	04/15/2021		850,000	857,438
New Cotai LLC/New Cotai Capital Corp.
10.625%	05/01/2019	^	1,053,125	1,121,578
Numericable-SFR (France)
6.000%	05/15/2022	^	880,000	885,940
5.625%	05/15/2024	EUR	650,000	817,011
Sinclair Television Group, Inc.
5.375%	04/01/2021		$2,000,000	1,995,000
Time, Inc.
5.750%	04/15/2022	^	1,685,000	1,634,450
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)
5.625%	04/15/2023	EUR	620,000	815,314
Univision Communications, Inc.
6.750%	09/15/2022	^	$1,300,000	1,397,500
Vougeot Bidco plc (United Kingdom)
7.875%	07/15/2020	GBP	530,000	861,165
WMG Acquisition Corp.
6.000%	01/15/2021	^	$110,000	110,550

Coupon Rate	Maturity Date		Face	Value
5.625%	04/15/2022	^	$1,710,000	$1,662,975

				28,653,771

Metals & Mining—2.4%
ArcelorMittal (Luxembourg)
6.750%	02/25/2022		550,000	589,875
Barminco Finance Pty Ltd. (Australia)
9.000%	06/01/2018	^†	525,000	480,375
Eldorado Gold Corp. (Canada)
6.125%	12/15/2020	^	860,000	838,500
First Quantum Minerals Ltd. (Canada)
7.250%	05/15/2022	^	1,045,000	943,112
FMG Resources August 2006 Pty Ltd. (Australia)
6.875%	04/01/2022	^†	800,000	669,000
HudBay Minerals, Inc. (Canada)
9.500%	10/01/2020		665,000	648,375
Novelis, Inc. (Canada)
8.750%	12/15/2020		865,000	921,225
Steel Dynamics, Inc.
5.500%	10/01/2024	^	355,000	364,763
5.250%	04/15/2023		900,000	918,000
5.125%	10/01/2021	^	380,000	387,125
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%	02/01/2020	^	1,200,000	1,252,500
Thompson Creek Metals Co., Inc. (Canada)
12.500%	05/01/2019		710,000	708,225

				8,721,075

Multiline Retail—0.7%
Dufry Finance SCA (Luxembourg)
5.500%	10/15/2020	^	590,000	615,789
Neiman Marcus Group Ltd. LLC
8.750%	10/15/2021	^	920,000	979,800
8.000%	10/15/2021	^	1,000,000	1,062,500

				2,658,089

Oil, Gas & Consumable Fuels—13.6%
Access Midstream Partners LP/ACMP Finance Corp.
5.875%	04/15/2021		1,750,000	1,833,125
Alpha Natural Resources, Inc.
6.000%	06/01/2019		450,000	144,000
Antero Resources Corp.
5.125%	12/01/2022	^†	150,000	142,125
Antero Resources Finance Corp.
5.375%	11/01/2021		450,000	437,062
Arch Coal, Inc.
7.250%	10/01/2020		500,000	165,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
5.875%	08/01/2023		640,000	636,800
Baytex Energy Corp. (Canada)
5.125%	06/01/2021	^	860,000	735,300
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125%	11/15/2022	^	310,000	299,925
California Resources Corp.
6.000%	11/15/2024	^	640,000	544,000
5.500%	09/15/2021	^	895,000	769,700
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.500%	04/15/2021	^	1,500,000	1,346,250
Carrizo Oil & Gas, Inc.
7.500%	09/15/2020		560,000	540,400
Chesapeake Energy Corp.
7.250%	12/15/2018		1,750,000	1,925,000
CITGO Petroleum Corp.
6.250%	08/15/2022	^	1,175,000	1,201,437

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint High Yield Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
6.375%	03/15/2024		$880,000	$822,800
Comstock Resources, Inc.
7.750%	04/01/2019	†	440,000	314,600
Concho Resources, Inc.
6.500%	01/15/2022		1,750,000	1,837,500
5.500%	04/01/2023		675,000	681,547
CONSOL Energy, Inc.
5.875%	04/15/2022	^	820,000	766,700
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
7.750%	04/01/2019		1,575,000	1,622,250
Denbury Resources, Inc.
5.500%	05/01/2022		905,000	832,600
Energy XXI Gulf Coast, Inc.
6.875%	03/15/2024	^†	770,000	417,725
Foresight Energy LLC/Foresight Energy Corp.
7.875%	08/15/2021	^	380,000	377,150
Gulfport Energy Corp.
7.750%	11/01/2020	^	150,000	147,375
Halcon Resources Corp.
9.750%	07/15/2020		360,000	271,800
8.875%	05/15/2021	†	1,840,000	1,393,800
Harvest Operations Corp. (Canada)
6.875%	10/01/2017		500,000	484,375
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.750%	04/01/2022	^	1,285,000	989,450
Kinder Morgan, Inc.
5.000%	02/15/2021	^	1,015,000	1,057,329
Kodiak Oil & Gas Corp. (Canada)
5.500%	02/01/2022		345,000	347,588
Laredo Petroleum, Inc.
9.500%	02/15/2019		1,750,000	1,750,000
5.625%	01/15/2022		880,000	774,400
Linn Energy LLC/Linn Energy Finance Corp.
6.500%	05/15/2019		30,000	25,800
6.500%	09/15/2021	†	270,000	220,050
6.250%	11/01/2019	†	3,755,000	3,210,525
Magnum Hunter Resources Corp.
9.750%	05/15/2020		740,000	588,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.875%	12/01/2024		840,000	825,300
MEG Energy Corp. (Canada)
7.000%	03/31/2024	^	700,000	637,000
6.500%	03/15/2021	^	950,000	871,625
Murphy Oil USA, Inc.
6.000%	08/15/2023		440,000	462,000
Murray Energy Corp.
9.500%	12/05/2020^		520,000	522,600
Natural Resource Partners LP/NRP Finance Corp.
9.125%	10/01/2018		1,340,000	1,306,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. (Marshall Islands)
8.125%	11/15/2021	^	1,000,000	980,000
Oasis Petroleum, Inc.
6.875%	03/15/2022		725,000	663,375
6.875%	01/15/2023		390,000	356,850
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.
6.500%	05/15/2021		2,445,000	2,481,675

Coupon Rate	Maturity Date		Face	Value
QEP Resources, Inc.
5.375%	10/01/2022		$540,000	$513,000
Range Resources Corp.
5.750%	06/01/2021		1,750,000	1,815,625
Rice Energy, Inc.
6.250%	05/01/2022	^†	740,000	691,900
Rockies Express Pipeline LLC
6.875%	04/15/2040	^	240,000	257,400
5.625%	04/15/2020	^	530,000	523,375
Samson Investment Co.
9.750%	02/15/2020		850,000	356,469
Sanchez Energy Corp.
7.750%	06/15/2021	†	1,100,000	1,028,500
6.125%	01/15/2023	^	120,000	101,100
Southern Star Central Corp.
5.125%	07/15/2022	^	865,000	873,650
Stone Energy Corp.
7.500%	11/15/2022		930,000	804,450
Swift Energy Co.
7.125%	06/01/2017		1,600,000	952,000
Teine Energy Ltd. (Canada)
6.875%	09/30/2022	^	220,000	171,600
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.500%	10/15/2019	^†	735,000	731,325
Ultra Petroleum Corp. (Canada)
6.125%	10/01/2024	^	855,000	739,575
5.750%	12/15/2018	^	850,000	788,375

				49,109,057

Paper & Forest Products—0.1%
Resolute Forest Products, Inc.
5.875%	05/15/2023		320,000	305,600

Personal Products—0.6%
Ontex Group NV (Belgium)
4.750%	11/15/2021	^EUR	300,000	382,073
Prestige Brands, Inc.
5.375%	12/15/2021	^	$1,740,000	1,718,250

				2,100,323

Pharmaceuticals—1.4%
Endo Finance LLC
5.750%	01/15/2022	^	1,365,000	1,368,412
Endo Finance LLC & Endo Finco, Inc.
7.250%	01/15/2022	^	30,000	32,250
Grifols Worldwide Operations Ltd. (Ireland)
5.250%	04/01/2022	^	400,000	410,080
Lantheus Medical Imaging, Inc.
9.750%	05/15/2017		1,250,000	1,204,688
Salix Pharmaceuticals Ltd.
6.000%	01/15/2021	^	500,000	511,250
Valeant Pharmaceuticals International
6.750%	08/15/2021	^	1,385,000	1,452,519

				4,979,199

Professional Services—0.1%
IHS, Inc.
5.000%	11/01/2022	^	230,000	228,850

Real Estate Investment Trusts (REITs)—0.4%
CTR Partnership LP/CareTrust Capital Corp.
5.875%	06/01/2021		840,000	854,700
Geo Group, Inc. (The)
5.875%	10/15/2024		440,000	447,700

				1,302,400

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint High Yield Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Real Estate Management & Development—0.9%
CBRE Services, Inc.
5.250%	03/15/2025		$820,000	$838,450
Greystar Real Estate Partners LLC
8.250%	12/01/2022	^	550,000	562,375
Howard Hughes Corp. (The)
6.875%	10/01/2021	^	770,000	800,800
Toys R Us Property Co. II LLC
8.500%	12/01/2017	†	1,000,000	997,500

				3,199,125

Road & Rail—1.9%
Ashtead Capital, Inc.
6.500%	07/15/2022	^	2,610,000	2,786,175
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.125%	06/01/2022	^	875,000	885,937
Florida East Coast Holdings Corp.
6.750%	05/01/2019	^	500,000	496,250
Jack Cooper Holdings Corp.
9.250%	06/01/2020	^	1,000,000	1,045,000
Loxam SAS (France)
7.000%	07/23/2022	EUR	720,000	795,003
Watco Cos. LLC/Watco Finance Corp.
6.375%	04/01/2023	^	$900,000	895,500

				6,903,865

Software—0.8%
Activision Blizzard, Inc.
5.625%	09/15/2021	^	500,000	526,250
Audatex North America, Inc.
6.000%	06/15/2021	^	1,870,000	1,935,450
Interface Security Systems Holdings, Inc./Interface Security Systems LLC
9.250%	01/15/2018		590,000	598,850

				3,060,550

Specialty Retail—3.3%
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.000%	05/20/2022		1,260,000	1,310,400
DBP Holding Corp.
7.750%	10/15/2020	^†	1,605,000	1,380,300
GameStop Corp.
5.500%	10/01/2019	^	380,000	382,850
Group 1 Automotive, Inc.
5.000%	06/01/2022	^	300,000	294,750
Guitar Center, Inc.
9.625%	04/15/2020	^†	1,060,000	699,600
L Brands, Inc.
6.900%	07/15/2017		1,750,000	1,933,750
Men’s Wearhouse, Inc. (The)
7.000%	07/01/2022	^†	760,000	784,700
Michaels Stores, Inc.
5.875%	12/15/2020	^†	1,250,000	1,268,750
Pendragon plc (United Kingdom)
6.875%	05/01/2020	GBP	550,000	887,233
Rent-A-Center, Inc.
6.625%	11/15/2020	†	$845,000	815,425
Sally Holdings LLC/Sally Capital, Inc.
5.750%	06/01/2022		1,310,000	1,378,775

Coupon Rate	Maturity Date		Face	Value
Spencer Spirit Holdings, Inc.
9.000%	05/01/2018	^	$650,000	$658,125

				11,794,658

Technology Hardware, Storage & Peripherals—0.3%
NCR Corp.
5.875%	12/15/2021		990,000	1,022,175

Textiles, Apparel & Luxury Goods—0.4%
Empire Today LLC/Empire Today Finance Corp.
11.375%	02/01/2017	^	500,000	375,000
Hanesbrands, Inc.
6.375%	12/15/2020		370,000	394,050
William Carter Co. (The)
5.250%	08/15/2021		500,000	517,500

				1,286,550

Tobacco—0.2%
Alliance One International, Inc.
9.875%	07/15/2021		1,000,000	897,500

Trading Companies & Distributors—2.0%
Flexi-Van Leasing, Inc.
7.875%	08/15/2018	^	1,730,000	1,721,350
H&E Equipment Services, Inc.
7.000%	09/01/2022	†	1,000,000	1,033,750
United Rentals North America, Inc.
8.375%	09/15/2020	†	1,750,000	1,885,625
6.125%	06/15/2023		2,015,000	2,125,825
WESCO Distribution, Inc.
5.375%	12/15/2021		470,000	476,463

				7,243,013

Wireless Telecommunication Services—3.7%
Inmarsat Finance plc (United Kingdom)
4.875%	05/15/2022	^	570,000	565,725
Matterhorn Midco & Cy SCA (Luxembourg)
7.750%	02/15/2020	EUR	730,000	927,680
Sprint Communications, Inc.
8.375%	08/15/2017		$1,750,000	1,894,375
Sprint Corp.
7.250%	09/15/2021		5,550,000	5,529,187
T-Mobile USA, Inc.
6.633%	04/28/2021		1,500,000	1,545,000
6.464%	04/28/2019		1,750,000	1,824,375
6.000%	03/01/2023		705,000	708,525
VimpelCom Holdings BV (Netherlands)
5.950%	02/13/2023	^	700,000	538,650

				13,533,517

TOTAL CORPORATE OBLIGATIONS
(Cost $346,940,855)				329,166,053

FLOATING RATE LOANS—0.2%**
Delta 2 Lux Sarl, Extended 2nd Lien Term Loan
7.750%	07/29/2022	#	160,000	156,400
TPF II LC LLC, Term Loan B
5.500%	09/24/2021	#	610,000	611,906

TOTAL FLOATING RATE LOANS
(Cost $765,428)				768,306

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint High Yield Fund

		Shares	Value
MONEY MARKET FUNDS—13.2%
Institutional Money Market Funds—13.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	3,800,000	$3,800,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥24,707,383	24,707,383
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	4,052,328	4,052,328
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	3,800,000	3,800,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	3,800,000	3,800,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	3,800,000	3,800,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	3,800,000	3,800,000

TOTAL MONEY MARKET FUNDS
(Cost $47,759,711)			47,759,711

TOTAL INVESTMENTS—104.7%
(Cost $396,950,640)			379,054,125
Other assets less liabilities—(4.7%)			(16,915,188)

NET ASSETS—100.0%			$362,138,937

Notes to the Schedule of Investments:

EUR	European Monetary Unit
GBP	British Pound Sterling
MTN	Medium Term Note
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $143,220,733, which represents 39.5% of Net Assets. The illiquid 144A securities represented 0.3% of Net Assets, and 0.7% of total 144A securities held.
**	Floating Rate Loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Equity Income Fund		Shares	Value
COMMON STOCKS—93.9%
Aerospace & Defense—1.7%
Alliant Techsystems, Inc.		4,500	$523,125
Boeing Co. (The)		64,200	8,344,716
Exelis, Inc.		29,265	513,016
General Dynamics Corp.		3,620	498,184
Honeywell International, Inc.		89,100	8,902,872
Huntington Ingalls Industries, Inc.		4,430	498,198
L-3 Communications Holdings, Inc.		4,000	504,840
Northrop Grumman Corp.		3,400	501,126
Raytheon Co.		4,900	530,033
Rockwell Collins, Inc.		6,000	506,880
Spirit AeroSystems Holdings, Inc., Class A	*	160,185	6,894,362
Textron, Inc.		11,800	496,898
Triumph Group, Inc.		7,425	499,109
United Technologies Corp.		96,800	11,132,000
Vectrus, Inc.	*	17,198	471,225

			40,816,584

Air Freight & Logistics—1.5%
FedEx Corp.		150,720	26,174,035
United Parcel Service, Inc., Class B		79,000	8,782,430

			34,956,465

Airlines—0.1%
Alaska Air Group, Inc.		9,000	537,840
Copa Holdings SA, Class A (Panama)		5,015	519,755
Delta Air Lines, Inc.		10,895	535,925
Southwest Airlines Co.		12,450	526,884

			2,120,404

Auto Components—0.3%
Gentex Corp.		13,910	502,568
Johnson Controls, Inc.		112,400	5,433,416
Lear Corp.		5,415	531,103
TRW Automotive Holdings Corp.	*	5,025	516,821
Visteon Corp.	*	5,025	536,972

			7,520,880

Automobiles—0.4%
Ford Motor Co.		284,605	4,411,377
General Motors Co.		132,872	4,638,562

			9,049,939

Banks—8.1%
Associated Banc-Corp		28,400	529,092
Bank of America Corp.		770,616	13,786,320
Bank of Hawaii Corp.		9,000	533,790
BankUnited, Inc.		17,600	509,872
BB&T Corp.		209,910	8,163,400
BOK Financial Corp.		8,370	502,535
CIT Group, Inc.		10,755	514,412
Citigroup, Inc.		306,105	16,563,342
Citizens Financial Group, Inc.		20,100	499,686
City National Corp./California		6,500	525,265
Comerica, Inc.		11,000	515,240

				Shares	Value
Commerce Bancshares, Inc./Missouri				11,970	$520,575
Cullen/Frost Bankers, Inc.				7,200	508,608
East West Bancorp, Inc.				13,200	510,972
Fifth Third Bancorp				24,600	501,225
First Horizon National Corp.				37,400	507,892
First Niagara Financial Group, Inc.				60,100	506,643
First Republic Bank/California				10,000	521,200
Fulton Financial Corp.				40,800	504,288
Huntington Bancshares, Inc./Ohio				50,100	527,052
JPMorgan Chase & Co.				705,830	44,170,841
KeyCorp				37,900	526,810
M&T Bank Corp.				4,000	502,480
PacWest Bancorp				11,127	505,833
PNC Financial Services Group, Inc. (The)				299,185	27,294,648
Popular, Inc. (Puerto Rico)		*		15,260	519,603
Regions Financial Corp.				314,400	3,320,064
Signature Bank/New York		*		4,000	503,840
SunTrust Banks, Inc.				205,900	8,627,210
SVB Financial Group		*		4,500	522,315
Synovus Financial Corp.				18,985	514,304
TCF Financial Corp.				31,900	506,891
U.S. Bancorp/Minnesota				321,700	14,460,415
Wells Fargo & Co.				790,320	43,325,342
Zions Bancorporation				17,600	501,776

					193,053,781

Beverages—0.8%
Anheuser-Busch InBev NV ADR (Belgium)	†			65,800	7,390,656
Constellation Brands, Inc., Class A		*		5,200	510,484
Diageo plc ADR (United Kingdom)				49,200	5,613,228
Molson Coors Brewing Co., Class B				6,680	497,794
PepsiCo, Inc.				63,500	6,004,560

					20,016,722

Biotechnology—0.4%
Alkermes plc (Ireland)		*		9,280	543,437
Alnylam Pharmaceuticals, Inc.		*		5,510	534,470
Amgen, Inc.				53,610	8,539,537
Cubist Pharmaceuticals, Inc.		*		5,130	516,335
Myriad Genetics, Inc.		*	†	13,490	459,469

					10,593,248

Building Products—0.7%
A.O. Smith Corp.				9,100	513,331
Fortune Brands Home & Security, Inc.				197,400	8,936,298
Masco Corp.				179,900	4,533,480
Owens Corning, Inc.				14,420	516,380
USG Corp.		*	†	98,800	2,765,412

					17,264,901

Capital Markets—3.3%
Ameriprise Financial, Inc.				64,590	8,542,028
Bank of New York Mellon Corp. (The)				397,320	16,119,272

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund				Shares	Value
COMMON STOCKS—(Continued)
BlackRock, Inc.				31,225	$11,164,811
Charles Schwab Corp. (The)				17,200	519,268
E*TRADE Financial Corp.		*		21,885	530,821
Federated Investors, Inc., Class B	†			15,200	500,536
Franklin Resources, Inc.				327,250	18,119,832
Goldman Sachs Group, Inc. (The)				51,190	9,922,158
Interactive Brokers Group, Inc., Class A				17,290	504,176
Invesco Ltd.				12,700	501,904
Legg Mason, Inc.				9,730	519,290
Morgan Stanley				13,100	508,280
Northern Trust Corp.				121,800	8,209,320
NorthStar Asset Management Group, Inc.				22,962	518,252
Och-Ziff Capital Management Group LLC, Class A				38,300	447,344
Raymond James Financial, Inc.				9,000	515,610
SEI Investments Co.				12,600	504,504
State Street Corp.				6,400	502,400
TD Ameritrade Holding Corp.				14,125	505,393

					78,655,199

Chemicals—1.4%
Air Products & Chemicals, Inc.				3,620	522,113
Albemarle Corp.	†			8,130	488,857
Ashland, Inc.				4,220	505,387
Axalta Coating Systems Ltd.		*		185,200	4,818,904
Cabot Corp.				11,700	513,162
Celanese Corp., Series A				8,195	491,372
CF Industries Holdings, Inc.				1,800	490,572
Cytec Industries, Inc.				10,740	495,866
Dow Chemical Co. (The)				169,295	7,721,545
E.I. Du Pont de Nemours & Co.				130,561	9,653,680
Eastman Chemical Co.				6,700	508,262
Huntsman Corp.				21,725	494,895
Mosaic Co. (The)				11,200	511,280
Potash Corp. of Saskatchewan, Inc. (Canada)				93,000	3,284,760
Rayonier Advanced Materials, Inc.	†			22,915	511,005
Rockwood Holdings, Inc.				6,400	504,320
RPM International, Inc.				9,960	505,072
Sigma-Aldrich Corp.				3,620	496,917
W.R. Grace & Co.		*		5,300	505,567
Westlake Chemical Corp.				8,275	505,520

					33,529,056

Commercial Services & Supplies—0.2%
ADT Corp. (The)				13,820	500,698
Cintas Corp.				6,420	503,585
Clean Harbors, Inc.		*	†	10,185	489,389
Covanta Holding Corp.				23,975	527,690
KAR Auction Services, Inc.				14,500	502,425
Pitney Bowes, Inc.				19,800	482,526

		Shares	Value
R.R. Donnelley & Sons Co.		29,975	$503,730
Republic Services, Inc.		12,675	510,169
Tyco International plc		11,530	505,706
Waste Connections, Inc.		11,440	503,246
Waste Management, Inc.		9,935	509,864

			5,539,028

Communications Equipment—2.0%
Arista Networks, Inc.	*	7,900	480,004
Brocade Communications Systems, Inc.		42,985	508,942
Cisco Systems, Inc.		987,010	27,453,683
EchoStar Corp., Class A	*	10,035	526,838
Harris Corp.		111,400	8,000,748
JDS Uniphase Corp.	*	36,830	505,308
Juniper Networks, Inc.		23,000	513,360
Motorola Solutions, Inc.		27,100	1,817,868
QUALCOMM, Inc.		108,000	8,027,640

			47,834,391

Construction & Engineering—0.1%
AECOM Technology Corp.	*	16,800	510,216
Fluor Corp.		8,400	509,292
Jacobs Engineering Group, Inc.	*	11,530	515,276
KBR, Inc.		29,850	505,957
Quanta Services, Inc.	*	18,200	516,698

			2,557,439

Construction Materials—0.3%
Vulcan Materials Co.		94,800	6,231,204

Consumer Finance—0.5%
Ally Financial, Inc.	*	21,555	509,129
American Express Co.		85,800	7,982,832
Capital One Financial Corp.		6,025	497,364
Discover Financial Services		7,620	499,034
Navient Corp.		22,880	494,437
Santander Consumer USA Holdings, Inc.		25,245	495,054
SLM Corp.		49,915	508,634
Synchrony Financial	*	17,000	505,750

			11,492,234

Containers & Packaging—0.4%
AptarGroup, Inc.		8,000	534,720
Avery Dennison Corp.		9,800	508,424
Bemis Co., Inc.		11,100	501,831
Greif, Inc., Class A		10,600	500,638
MeadWestvaco Corp.		114,000	5,060,460
Owens-Illinois, Inc.*		18,700	504,713
Rock-Tenn Co., Class A		8,300	506,134
Sonoco Products Co.		11,535	504,079

			8,620,999

Distributors—0.2%
Genuine Parts Co.		53,652	5,717,694

Diversified Consumer Services—0.9%
Apollo Education Group, Inc.	*	15,095	514,891
DeVry Education Group, Inc.		10,400	493,688
Graham Holdings Co., Class B		21,558	18,619,860

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund			Shares	Value
COMMON STOCKS—(Continued)
Service Corp. International			22,500	$510,750
ServiceMaster Global Holdings, Inc.		*	19,700	527,369

				20,666,558

Diversified Financial Services—0.5%
Berkshire Hathaway, Inc., Class B		*	3,400	510,510
CME Group, Inc.			5,500	487,575
Intercontinental Exchange, Inc.			39,735	8,713,488
Leucadia National Corp.			22,500	504,450
MSCI, Inc.			10,825	513,538
NASDAQ OMX Group, Inc. (The)			10,400	498,784
Voya Financial, Inc.			11,900	504,322

				11,732,667

Diversified Telecommunication Services—5.6%
AT&T, Inc.			325,742	10,941,674
CenturyLink, Inc.			124,360	4,922,169
Frontier Communications Corp.	†		78,900	526,263
Level 3 Communications, Inc.		*	1,362,051	67,258,078
Telefonica SA (Spain)			219,937	3,157,751
Verizon Communications, Inc.			358,689	16,779,471
Vivendi SA ADR (France)		*	1,153,400	28,627,388
Windstream Holdings, Inc.	†		58,400	481,216
Zayo Group Holdings, Inc.		*	16,400	501,348

				133,195,358

Electric Utilities—2.7%
American Electric Power Co., Inc.			8,525	517,638
Duke Energy Corp.			123,723	10,335,820
Edison International	†		93,625	6,130,565
Entergy Corp.			106,460	9,313,121
Exelon Corp.			192,850	7,150,878
FirstEnergy Corp.			149,300	5,821,207
Great Plains Energy, Inc.			18,400	522,744
Hawaiian Electric Industries, Inc.	†		15,400	515,592
ITC Holdings Corp.			12,670	512,248
NextEra Energy, Inc.			44,610	4,741,597
Northeast Utilities			160,210	8,574,439
OGE Energy Corp.			13,800	489,624
Pepco Holdings, Inc.			18,395	495,377
Pinnacle West Capital Corp.			7,500	512,325
PPL Corp.			14,000	508,620
Southern Co. (The)			10,400	510,744
Westar Energy, Inc.			12,500	515,500
Xcel Energy, Inc.			165,700	5,951,944

				63,119,983

Electrical Equipment—1.0%
Babcock & Wilcox Co. (The)			17,600	533,280
Eaton Corp. plc			202,445	13,758,162
Emerson Electric Co.			136,800	8,444,664

				Shares	Value
Hubbell, Inc., Class B				4,700	$502,101
Regal-Beloit Corp.				6,725	505,720

					23,743,927

Electronic Equipment, Instruments & Components—0.6%
Arrow Electronics, Inc.		*		8,900	515,221
Avnet, Inc.				12,000	516,240
AVX Corp.				35,500	497,000
Corning, Inc.				332,400	7,621,932
Dolby Laboratories, Inc., Class A				11,700	504,504
FLIR Systems, Inc.				15,800	510,498
Ingram Micro, Inc., Class A		*		18,100	500,284
Jabil Circuit, Inc.				23,970	523,265
Keysight Technologies, Inc.		*		15,200	513,304
Knowles Corp.		*	†	22,200	522,810
Tech Data Corp.		*		8,100	512,163
Vishay Intertechnology, Inc.				34,095	482,444

					13,219,665

Energy Equipment & Services—0.9%
Atwood Oceanics, Inc.		*		16,900	479,453
Baker Hughes, Inc.				9,030	506,312
Cameron International Corp.		*		10,125	505,744
Diamond Offshore Drilling, Inc.	†			107,200	3,935,312
Frank’s International NV (Netherlands)	†			30,000	498,900
Halliburton Co.				153,520	6,037,942
Helmerich & Payne, Inc.				7,515	506,661
Nabors Industries Ltd. (Bermuda)				40,280	522,834
National Oilwell Varco, Inc.				7,700	504,581
Oil States International, Inc.		*		10,365	506,848
Patterson-UTI Energy, Inc.				30,340	503,341
Rowan Cos. plc, Class A				21,800	508,376
Schlumberger Ltd.				57,600	4,919,616
Seadrill Ltd. (Bermuda)	†			43,050	514,017
Seventy Seven Energy, Inc.		*		76,604	414,428
Superior Energy Services, Inc.				24,730	498,309
Tidewater, Inc.				15,255	494,415
Unit Corp.		*		14,400	491,040

					22,348,129

Food & Staples Retailing—0.6%
Costco Wholesale Corp.				3,575	506,756
CVS Health Corp.				102,630	9,884,295
Rite Aid Corp.		*		69,500	522,640
Safeway, Inc.				14,410	506,079
Sysco Corp.				13,200	523,908
Walgreens Boots Alliance, Inc.				6,730	512,826
Wal-Mart Stores, Inc.				5,900	506,692
Whole Foods Market, Inc.				10,430	525,881

					13,489,077

Food Products—2.4%
Archer-Daniels-Midland Co.				172,300	8,959,600
Bunge Ltd.				5,800	527,278
Campbell Soup Co.				96,000	4,224,000
ConAgra Foods, Inc.				39,310	1,426,167
Hain Celestial Group, Inc. (The)		*		8,800	512,952

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund			Shares	Value
COMMON STOCKS—(Continued)
Ingredion, Inc.			5,940	$503,950
J.M. Smucker Co. (The)			5,125	517,523
Kellogg Co.			27,120	1,774,733
Kraft Foods Group, Inc.			119,900	7,512,934
McCormick & Co., Inc. (Non-Voting Shares)			40,100	2,979,430
Mondelez International, Inc., Class A			714,987	25,971,903
Pilgrim’s Pride Corp.	*	†	15,260	500,375
Pinnacle Foods, Inc.			14,565	514,144
Tyson Foods, Inc., Class A			13,060	523,575

				56,448,564

Gas Utilities—0.1%
AGL Resources, Inc.			9,735	530,655
Atmos Energy Corp.			9,355	521,448
National Fuel Gas Co.			7,220	502,006
Questar Corp.			20,400	515,712
UGI Corp.			13,602	516,604

				2,586,425

Health Care Equipment & Supplies—1.7%
Abbott Laboratories			290,297	13,069,171
Alere, Inc.	*		13,740	522,120
Baxter International, Inc.			81,995	6,009,413
Boston Scientific Corp.	*		41,200	545,900
CareFusion Corp.	*		8,645	512,994
Cooper Cos., Inc. (The)			3,200	518,688
Covidien plc (Ireland)			124,075	12,690,391
DENTSPLY International, Inc.			9,500	506,065
Halyard Health, Inc.	*		11,887	540,502
Hill-Rom Holdings, Inc.			11,200	510,944
Hologic, Inc.	*		19,090	510,467
Intuitive Surgical, Inc.	*		935	494,559
Medtronic, Inc.			6,900	498,180
Sirona Dental Systems, Inc.	*		5,775	504,562
St. Jude Medical, Inc.			7,700	500,731
Stryker Corp.			5,300	499,949
Teleflex, Inc.			4,400	505,208
Zimmer Holdings, Inc.			4,520	512,658

				39,452,502

Health Care Providers & Services—1.1%
Aetna, Inc.			6,025	535,201
Anthem, Inc.			4,120	517,760
Cardinal Health, Inc.			6,200	500,526
Cigna Corp.			4,940	508,375
Community Health Systems, Inc.	*		8,990	484,741
DaVita HealthCare Partners, Inc.	*		6,935	525,257
Express Scripts Holding Co.	*		5,960	504,633
HCA Holdings, Inc.	*		7,050	517,400
Health Net, Inc.	*		9,510	509,070
Humana, Inc.			3,525	506,296
Laboratory Corp. of America Holdings	*		4,845	522,776
LifePoint Hospitals, Inc.	*		7,075	508,763
MEDNAX, Inc.	*		7,700	509,047
Omnicare, Inc.			7,040	513,427
Patterson Cos., Inc.			10,500	505,050

				Shares	Value
Quest Diagnostics, Inc.				84,900	$5,693,394
UnitedHealth Group, Inc.				123,465	12,481,077
Universal Health Services, Inc., Class B				4,455	495,663
VCA, Inc.		*		10,460	510,134

					26,848,590

Health Care Technology—0.0%
Allscripts Healthcare Solutions, Inc.		*		37,545	479,450

Hotels, Restaurants & Leisure—2.1%
Aramark				16,775	522,541
Carnival Corp.				176,800	8,014,344
Choice Hotels International, Inc.				9,000	504,180
Darden Restaurants, Inc.				8,755	513,306
Hyatt Hotels Corp., Class A		*		8,540	514,193
International Game Technology				29,100	501,975
Marriott International, Inc., Class A				6,550	511,097
McDonald’s Corp.				342,500	32,092,250
MGM Resorts International		*		24,300	519,534
Norwegian Cruise Line Holdings Ltd.		*		73,400	3,432,184
Royal Caribbean Cruises Ltd.				6,200	511,066
Starwood Hotels & Resorts Worldwide, Inc.				6,300	510,741
Wendy’s Co. (The)				60,733	548,419

					48,695,830

Household Durables—0.9%
D.R. Horton, Inc.				20,590	520,721
Garmin Ltd. (Switzerland)	†			9,535	503,734
GoPro, Inc., Class A		*	†	8,300	524,726
Jarden Corp.		*		10,697	512,172
Leggett & Platt, Inc.				12,100	515,581
Lennar Corp., Class A				11,800	528,758
Mohawk Industries, Inc.		*		3,300	512,688
Newell Rubbermaid, Inc.				198,685	7,567,912
PulteGroup, Inc.				336,350	7,218,071
Taylor Morrison Home Corp., Class A		*		28,955	546,960
Toll Brothers, Inc.		*		16,000	548,320
Whirlpool Corp.				7,900	1,530,546

					21,030,189

Household Products—0.4%
Clorox Co. (The)				64,800	6,752,808
Colgate-Palmolive Co.				7,215	499,206
Energizer Holdings, Inc.				4,045	520,025
Kimberly-Clark Corp.				4,300	496,822
Procter & Gamble Co. (The)				5,500	500,995

					8,769,856

Independent Power and Renewable Electricity Producers—0.2%
AES Corp. (The)				232,800	3,205,656
Calpine Corp.		*		22,325	494,052
NRG Energy, Inc.				18,790	506,391

					4,206,099

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Industrial Conglomerates—3.1%
3M Co.		44,335	$7,285,127
Carlisle Cos., Inc.		5,625	507,600
Danaher Corp.		5,920	507,403
General Electric Co.		1,266,480	32,003,950
Koninklijke Philips NV NYRS (Netherlands)		1,147,557	33,279,153
Roper Industries, Inc.		3,320	519,082

			74,102,315

Insurance—7.9%
ACE Ltd. (Switzerland)		97,200	11,166,336
Aflac, Inc.		8,600	525,374
Alleghany Corp.	*	1,105	512,167
Allied World Assurance Co. Holdings AG (Switzerland)		13,370	506,990
Allstate Corp. (The)		7,200	505,800
American Financial Group, Inc.		8,400	510,048
American International Group, Inc.		123,330	6,907,713
American National Insurance Co.		4,300	491,318
Aon plc (United Kingdom)		370,612	35,145,136
Arch Capital Group Ltd. (Bermuda)	*	9,000	531,900
Arthur J. Gallagher & Co.		11,335	533,652
Aspen Insurance Holdings Ltd. (Bermuda)		11,580	506,857
Assurant, Inc.		7,600	520,068
Assured Guaranty Ltd. (Bermuda)		19,600	509,404
Axis Capital Holdings Ltd. (Bermuda)		9,800	500,682
Brown & Brown, Inc.		15,200	500,232
Chubb Corp. (The)		41,700	4,314,699
Cincinnati Financial Corp.		9,800	507,934
CNA Financial Corp.		13,145	508,843
Endurance Specialty Holdings Ltd. (Bermuda)		8,500	508,640
Everest Re Group Ltd. (Bermuda)		3,100	527,930
FNF Group		14,800	509,860
FNFV Group	*	35,799	563,476
Genworth Financial, Inc., Class A	*	60,900	517,650
Hanover Insurance Group, Inc. (The)		7,100	506,372
Hartford Financial Services Group, Inc. (The)		12,100	504,449
HCC Insurance Holdings, Inc.		10,025	536,538
Lincoln National Corp.		8,700	501,729
Loews Corp.		953,624	40,071,280
Markel Corp.	*	705	481,402
Marsh & McLennan Cos., Inc.		360,565	20,638,741
MBIA, Inc.	*	52,475	500,612
Mercury General Corp.		9,300	527,031
MetLife, Inc.		265,320	14,351,159

		Shares	Value
Old Republic International Corp.		34,000	$497,420
PartnerRe Ltd. (Bermuda)		4,410	503,313
Principal Financial Group, Inc.		108,655	5,643,541
ProAssurance Corp.		11,100	501,165
Progressive Corp. (The)		19,400	523,606
Protective Life Corp.		7,120	495,908
Prudential Financial, Inc.		5,515	498,887
Reinsurance Group of America, Inc.		6,100	534,482
RenaissanceRe Holdings Ltd. (Bermuda)		5,015	487,558
StanCorp Financial Group, Inc.		7,200	502,992
Sun Life Financial, Inc. (Canada)		85,500	3,083,130
Torchmark Corp.		9,300	503,781
Travelers Cos., Inc. (The)		177,720	18,811,662
Unum Group		117,795	4,108,690
Validus Holdings Ltd. (Bermuda)		12,900	536,124
W.R. Berkley Corp.		9,865	505,680
White Mountains Insurance Group Ltd.		800	504,088
Willis Group Holdings plc (United Kingdom)		50,800	2,276,348
XL Group plc (Ireland)		14,835	509,879

			187,480,276

Internet & Catalog Retail—0.0%
HomeAway, Inc.	*	17,710	527,404
Liberty Interactive Corp., Series A	*	17,900	526,618

			1,054,022

Internet Software & Services—0.1%
AOL, Inc.	*	11,095	512,256
IAC/InterActiveCorp		8,320	505,773
Yahoo!, Inc.	*	10,220	516,212

			1,534,241

IT Services—0.8%
Amdocs Ltd.		10,700	499,209
Booz Allen Hamilton Holding Corp.		18,900	501,417
Computer Sciences Corp.		67,200	4,236,960
CoreLogic, Inc.	*	15,900	502,281
DST Systems, Inc.		5,300	498,995
Fidelity National Information Services, Inc.		8,000	497,600
Genpact Ltd. (Bermuda)	*	26,685	505,147
International Business Machines Corp.		38,500	6,176,940
Leidos Holdings, Inc.		11,560	503,091
Paychex, Inc.		10,800	498,636
Teradata Corp.	*	11,890	519,355
Total System Services, Inc.		14,900	506,004
Western Union Co. (The)		173,000	3,098,430
Xerox Corp.		37,885	525,086

			19,069,151

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund			Shares	Value
COMMON STOCKS—(Continued)
Leisure Products—0.4%
Hasbro, Inc.			8,900	$489,411
Mattel, Inc.			268,935	8,322,194

				8,811,605

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.			12,400	507,656
Bio-Rad Laboratories, Inc., Class A		*	4,400	530,464
Bio-Techne Corp.			5,320	491,568
Charles River Laboratories International, Inc.		*	8,445	537,440
Covance, Inc.		*	4,895	508,297
PerkinElmer, Inc.			11,300	494,149
QIAGEN NV (Netherlands)		*	21,775	510,841
Quintiles Transnational Holdings, Inc.		*	9,000	529,830
Thermo Fisher Scientific, Inc.			4,100	513,689
VWR Corp.		*	19,600	507,052

				5,130,986

Machinery—2.4%
AGCO Corp.	†		11,200	506,240
Caterpillar, Inc.			5,420	496,093
Crane Co.			8,700	510,690
Deere & Co.			69,315	6,132,298
Donaldson Co., Inc.			13,100	506,053
Dover Corp.			6,825	489,489
Flowserve Corp.			6,400	382,912
IDEX Corp.			6,630	516,079
Illinois Tool Works, Inc.			190,480	18,038,456
Ingersoll-Rand plc			102,290	6,484,163
ITT Corp.			12,545	507,571
Joy Global, Inc.			93,325	4,341,479
Kennametal, Inc.			14,035	502,313
Lincoln Electric Holdings, Inc.			7,025	485,357
Navistar International Corp.		*	14,950	500,526
Oshkosh Corp.			10,500	510,825
PACCAR, Inc.			7,400	503,274
Parker-Hannifin Corp.			3,900	502,905
Pentair plc (United Kingdom)			7,700	511,434
Snap-on, Inc.			3,700	505,938
SPX Corp.			5,925	509,076
Stanley Black & Decker, Inc.			74,225	7,131,538
Terex Corp.			18,230	508,252
Timken Co. (The)			11,850	505,758
Trinity Industries, Inc.			18,005	504,320
Valmont Industries, Inc.	†		4,035	512,445
Xylem, Inc.			145,740	5,548,322

				58,153,806

Media—3.9%
Cablevision Systems Corp., Class A	†		185,800	3,834,912
CBS Corp. (Non-Voting Shares), Class B			118,388	6,551,592
Clear Channel Outdoor Holdings, Inc., Class A			51,940	550,045
Comcast Corp., Class A			228,260	13,241,363
DISH Network Corp., Class A		*	7,080	516,061

				Shares	Value
DreamWorks Animation SKG, Inc., Class A		*	†	22,245	$496,731
Gannett Co., Inc.				16,365	522,534
Interpublic Group of Cos., Inc. (The)				243,200	5,051,264
John Wiley & Sons, Inc., Class A				8,800	521,312
Liberty Broadband Corp., Class A		*		9,925	497,143
Liberty Broadband Corp., Class C		*		9,925	494,463
Liberty Media Corp., Series A		*		14,900	525,523
Liberty Media Corp., Series C		*		15,200	532,456
Live Nation Entertainment, Inc.		*		19,385	506,142
Madison Square Garden Co. (The), Class A		*		19,565	1,472,462
New York Times Co. (The), Class A				167,000	2,207,740
News Corp., Class A		*		185,100	2,904,219
Pearson plc (United Kingdom)				113,143	2,089,539
Regal Entertainment Group, Class A	†			25,100	536,136
Scripps Networks Interactive, Inc., Class A				372,300	28,023,021
Starz, Class A		*		17,495	519,602
Thomson Reuters Corp.				158,180	6,380,981
Time Warner, Inc.				119,633	10,219,051
Twenty-First Century Fox, Inc., Class A				13,145	504,834
Walt Disney Co. (The)				48,300	4,549,377

					93,248,503

Metals & Mining—1.0%
Alcoa, Inc.				32,445	512,307
Allegheny Technologies, Inc.				14,760	513,205
Carpenter Technology Corp.				10,900	536,825
Cliffs Natural Resources, Inc.	†			83,140	593,620
Freeport-McMoRan, Inc.				22,340	521,862
Newmont Mining Corp.				182,100	3,441,690
Nucor Corp.				203,400	9,976,770
Reliance Steel & Aluminum Co.				8,400	514,668
Royal Gold, Inc.				7,855	492,508
Steel Dynamics, Inc.				257,900	5,090,946
Tahoe Resources, Inc.				40,070	555,771
TimkenSteel Corp.				14,925	552,673
United States Steel Corp.				19,400	518,756

					23,821,601

Multiline Retail—1.1%
Big Lots, Inc.				13,205	528,464
Dillard’s, Inc., Class A				4,150	519,497
Dollar General Corp.		*		7,375	521,413
Family Dollar Stores, Inc.				6,615	523,974
J.C. Penney Co., Inc.		*	†	75,800	491,184
Kohl’s Corp.				150,955	9,214,293
Macy’s, Inc.				103,200	6,785,400
Nordstrom, Inc.				75,580	6,000,296
Sears Holdings Corp.		*	†	15,490	510,860
Target Corp.				6,800	516,188

					25,611,569

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund				Shares	Value
COMMON STOCKS—(Continued)
Multi-Utilities—0.8%
Alliant Energy Corp.				7,700	$511,434
Ameren Corp.				11,200	516,656
CenterPoint Energy, Inc.				21,500	503,745
CMS Energy Corp.				14,700	510,825
Consolidated Edison, Inc.				7,700	508,277
Dominion Resources, Inc.				6,600	507,540
DTE Energy Co.				5,900	509,583
Integrys Energy Group, Inc.				6,645	517,313
MDU Resources Group, Inc.				22,000	517,000
NiSource, Inc.				250,340	10,619,423
PG&E Corp.				9,560	508,975
Public Service Enterprise Group, Inc.				12,200	505,202
SCANA Corp.				8,500	513,400
Sempra Energy				4,715	525,062
TECO Energy, Inc.				25,400	520,446
Vectren Corp.				11,400	527,022
Wisconsin Energy Corp.				9,700	511,578

					18,833,481

Oil, Gas & Consumable Fuels—11.2%
Anadarko Petroleum Corp.				127,510	10,519,575
Apache Corp.				185,745	11,640,639
BP plc ADR (United Kingdom)				89,598	3,415,476
California Resources Corp.		*		89,508	493,189
Chesapeake Energy Corp.				1,989,820	38,940,777
Chevron Corp.				259,048	29,060,005
Cimarex Energy Co.				4,530	480,180
Cobalt International Energy, Inc.		*		56,500	502,285
ConocoPhillips				49,160	3,394,990
CONSOL Energy, Inc.	†			1,091,080	36,889,415
CVR Energy, Inc.	†			12,880	498,585
Denbury Resources, Inc.				61,410	499,263
Devon Energy Corp.				8,360	511,716
Energen Corp.				7,925	505,298
EOG Resources, Inc.				80,060	7,371,124
EP Energy Corp., Class A		*	†	46,715	487,705
EQT Corp.				6,515	493,185
Exxon Mobil Corp.				270,285	24,987,848
Golar LNG Ltd. (Bermuda)	†			14,440	526,627
Gulfport Energy Corp.		*		12,300	513,402
Hess Corp.				140,145	10,345,504
HollyFrontier Corp.				13,600	509,728
Kinder Morgan, Inc.				12,155	514,278
Laredo Petroleum, Inc.		*	†	49,310	510,358
Marathon Oil Corp.				241,765	6,839,532
Marathon Petroleum Corp.				5,800	523,508
Memorial Resource Development Corp.		*		26,700	481,401
Murphy Oil Corp.				743,036	37,538,179
Newfield Exploration Co.		*		18,100	490,872
Noble Energy, Inc.				10,430	494,695
Occidental Petroleum Corp.				70,250	5,662,852
ONEOK, Inc.				10,150	505,369
PBF Energy, Inc., Class A				20,385	543,056
Peabody Energy Corp.	†			64,200	496,908
Phillips 66				7,030	504,051

			Shares	Value
Pioneer Natural Resources Co.			27,200	$4,048,720
QEP Resources, Inc.			25,895	523,597
Rice Energy, Inc.	*		22,460	470,986
Royal Dutch Shell plc ADR (Netherlands)			147,481	9,873,853
SandRidge Energy, Inc.	*	†	270,410	492,146
Southwestern Energy Co.	*		203,350	5,549,421
Spectra Energy Corp.			13,875	503,663
Talisman Energy, Inc. (Canada)			374,900	2,935,467
Teekay Corp. (Bermuda)			9,700	493,633
Tesoro Corp.			6,980	518,963
Ultra Petroleum Corp.	*	†	37,050	487,578
Valero Energy Corp.			10,930	541,035
Whiting Petroleum Corp.	*		14,340	473,220
World Fuel Services Corp.			10,645	499,570
WPX Energy, Inc.	*		42,835	498,171

				265,601,598

Paper & Forest Products—0.7%
Domtar Corp. (Canada)			12,665	509,386
International Paper Co.			313,705	16,808,314

				17,317,700

Personal Products—0.1%
Avon Products, Inc.			324,415	3,046,257
Coty, Inc., Class A	*		25,235	521,355

				3,567,612

Pharmaceuticals—4.2%
AstraZeneca plc ADR (United Kingdom)			104,300	7,340,634
Bristol-Myers Squibb Co.			223,800	13,210,914
Eli Lilly & Co.			7,730	533,293
GlaxoSmithKline plc (United Kingdom)			159,263	3,416,763
Hospira, Inc.	*		8,195	501,944
Johnson & Johnson			183,520	19,190,686
Mallinckrodt plc	*		5,460	540,704
Merck & Co., Inc.			475,470	27,001,941
Perrigo Co. plc (Ireland)			3,120	521,539
Pfizer, Inc.			500,446	15,588,893
Roche Holding AG (Genusschein) (Switzerland)			30,247	8,195,189
Zoetis, Inc.			61,500	2,646,345

				98,688,845

Professional Services—0.1%
Dun & Bradstreet Corp. (The)			4,220	510,451
Equifax, Inc.			6,240	504,629
ManpowerGroup, Inc.			7,420	505,821
Nielsen NV			10,935	489,122
Towers Watson & Co., Class A			4,380	495,685

				2,505,708

Real Estate Investment Trusts (REITs)—2.4%
Alexandria Real Estate Equities, Inc. REIT			5,700	505,818
American Campus Communities, Inc. REIT			12,300	508,728
American Capital Agency Corp. REIT			23,710	517,589

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund		Shares	Value
COMMON STOCKS—(Continued)
American Homes 4 Rent, Class A REIT		30,200	$514,306
American Realty Capital Properties, Inc. REIT		61,410	555,760
Annaly Capital Management, Inc. REIT		44,715	483,369
Apartment Investment & Management Co., Class A REIT		13,400	497,810
AvalonBay Communities, Inc. REIT		3,015	492,621
BioMed Realty Trust, Inc. REIT		24,665	531,284
Boston Properties, Inc. REIT		3,800	489,022
Brandywine Realty Trust REIT		31,900	509,762
Brixmor Property Group, Inc. REIT		20,300	504,252
Camden Property Trust REIT		6,715	495,836
CBL & Associates Properties, Inc. REIT		25,700	499,094
Chimera Investment Corp. REIT		161,690	514,174
Columbia Property Trust, Inc. REIT		20,815	527,660
Corporate Office Properties Trust REIT	†	17,700	502,149
Corrections Corp. of America REIT		13,500	490,590
DDR Corp. REIT		27,600	506,736
Digital Realty Trust, Inc. REIT		61,000	4,044,300
Douglas Emmett, Inc. REIT		17,700	502,680
Duke Realty Corp. REIT		25,000	505,000
Equity Commonwealth REIT		19,850	509,549
Equity LifeStyle Properties, Inc. REIT		9,940	512,407
Equity Residential REIT		6,900	495,696
Essex Property Trust, Inc. REIT		2,403	496,460
Federal Realty Investment Trust REIT		3,700	493,802
Gaming and Leisure Properties, Inc. REIT		17,305	507,729
General Growth Properties, Inc. REIT		18,000	506,340
HCP, Inc. REIT		11,535	507,886
Health Care REIT, Inc. REIT		6,620	500,935
Healthcare Trust of America, Inc., Class A REIT		18,900	509,166
Home Properties, Inc. REIT		7,600	498,560
Hospitality Properties Trust REIT		16,000	496,000
Host Hotels & Resorts, Inc. REIT		335,260	7,969,130
Iron Mountain, Inc. REIT		12,979	501,768
Kilroy Realty Corp. REIT		7,200	497,304
Kimco Realty Corp. REIT		19,800	497,772
Liberty Property Trust REIT		13,400	504,242
Macerich Co. (The) REIT		6,100	508,801
MFA Financial, Inc. REIT		63,045	503,730
Mid-America Apartment Communities, Inc. REIT		6,700	500,356

			Shares	Value
National Retail Properties, Inc. REIT			12,740	$501,574
NorthStar Realty Finance Corp. REIT			27,862	489,814
Omega Healthcare Investors, Inc. REIT	†		12,980	507,129
Outfront Media, Inc. REIT			18,949	508,591
Paramount Group, Inc. REIT		*	126,100	2,344,199
Piedmont Office Realty Trust, Inc., Class A REIT			27,905	525,730
Plum Creek Timber Co., Inc. REIT			11,810	505,350
Post Properties, Inc. REIT			8,525	501,014
Prologis, Inc. REIT			11,800	507,754
Public Storage REIT			2,700	499,095
Rayonier, Inc. REIT			119,745	3,345,675
Realty Income Corp. REIT	†		10,440	498,092
Regency Centers Corp. REIT			7,920	505,138
Retail Properties of America, Inc., Class A REIT			31,090	518,892
Senior Housing Properties Trust REIT			23,180	512,510
Simon Property Group, Inc. REIT			2,700	491,697
SL Green Realty Corp. REIT			4,225	502,860
Spirit Realty Capital, Inc. REIT			42,840	509,368
Starwood Property Trust, Inc. REIT			22,000	511,280
Tanger Factory Outlet Centers, Inc. REIT			13,760	508,570
Taubman Centers, Inc. REIT			6,700	512,014
Two Harbors Investment Corp. REIT			50,200	503,004
UDR, Inc. REIT			16,150	497,743
Ventas, Inc. REIT			7,000	501,900
Vornado Realty Trust REIT			4,320	508,507
Washington Prime Group, Inc. REIT			29,970	516,083
Weingarten Realty Investors REIT			14,535	507,562
Weyerhaeuser Co. REIT			192,330	6,902,724
WP Carey, Inc. REIT			7,025	492,453

				57,952,495

Real Estate Management & Development—1.4%
Cheung Kong Holdings Ltd. ADR (Hong Kong)			1,907,000	31,885,040
Forest City Enterprises, Inc., Class A		*	24,900	530,370
Howard Hughes Corp. (The)		*	3,810	496,900
Jones Lang LaSalle, Inc.			3,410	511,261
Realogy Holdings Corp.		*	11,760	523,203

				33,946,774

Road & Rail—0.2%
AMERCO			1,920	545,779
Con-way, Inc.			9,910	487,374
CSX Corp.			13,945	505,227

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund			Shares	Value
COMMON STOCKS—(Continued)
Genesee & Wyoming, Inc., Class A	*		5,715	$513,893
Kansas City Southern			4,255	519,238
Norfolk Southern Corp.			4,615	505,850
Ryder System, Inc.			5,425	503,711

				3,581,072

Semiconductors & Semiconductor Equipment—2.8%
Altera Corp.			13,700	506,078
Analog Devices, Inc.			215,430	11,960,674
Applied Materials, Inc.			340,820	8,493,234
Broadcom Corp., Class A			12,130	525,593
Cree, Inc.	*	†	15,660	504,565
First Solar, Inc.	*		11,600	517,302
Freescale Semiconductor Ltd.	*	†	20,100	507,123
Intel Corp.			413,055	14,989,766
KLA-Tencor Corp.			7,000	492,240
Lam Research Corp.			6,280	498,255
Marvell Technology Group Ltd. (Bermuda)			543,950	7,887,275
Maxim Integrated Products, Inc.			303,880	9,684,656
Micron Technology, Inc.	*		15,130	529,701
NVIDIA Corp.			24,800	497,240
ON Semiconductor Corp.	*		53,000	536,890
SunEdison, Inc.	*	†	25,320	493,993
SunPower Corp.	*	†	19,745	510,013
Teradyne, Inc.			26,200	518,498
Texas Instruments, Inc.			117,500	6,282,138

				65,935,234

Software—1.5%
Activision Blizzard, Inc.			25,185	507,478
ANSYS, Inc.	*		6,050	496,100
Autodesk, Inc.	*		8,465	508,408
CA, Inc.			86,805	2,643,212
Citrix Systems, Inc.	*		7,895	503,701
Electronic Arts, Inc.	*		10,700	503,060
FireEye, Inc.	*	†	15,640	493,911
Informatica Corp.	*		13,190	503,001
Microsoft Corp.			377,765	17,547,184
Nuance Communications, Inc.	*		35,580	507,727
Rovi Corp.	*		22,300	503,757
Symantec Corp.			370,715	9,510,693
Synopsys, Inc.	*		11,600	504,252
Zynga, Inc., Class A	*		192,375	511,718

				35,244,202

Specialty Retail—1.7%
Aaron’s, Inc.			16,990	519,384
Abercrombie & Fitch Co., Class A			18,145	519,673
Ascena Retail Group, Inc.	*		41,800	525,008
AutoZone, Inc.	*		7,625	4,720,714
Bed Bath & Beyond, Inc.	*		6,770	515,671
Best Buy Co., Inc.			12,850	500,893
Cabela’s, Inc.	*		9,960	524,992
CarMax, Inc.	*		7,495	499,017
Chico’s FAS, Inc.			31,800	515,478
CST Brands, Inc.			11,585	505,222
Dick’s Sporting Goods, Inc.			10,315	512,140
DSW, Inc., Class A			14,200	529,660

				Shares	Value
Foot Locker, Inc.				9,030	$507,305
GameStop Corp., Class A	†			14,800	500,240
Home Depot, Inc. (The)				72,640	7,625,021
L Brands, Inc.				6,050	523,627
Lowe’s Cos., Inc.				140,245	9,648,856
Michaels Cos., Inc. (The)		*		21,200	524,276
Murphy USA, Inc.		*		7,790	536,419
Penske Automotive Group, Inc.	†			10,250	502,968
Sally Beauty Holdings, Inc.		*		16,430	505,058
Signet Jewelers Ltd. (Bermuda)				3,900	513,123
Staples, Inc.				389,300	7,054,116
Tiffany & Co.				4,900	523,614
Urban Outfitters, Inc.		*		14,730	517,465

					39,869,940

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.				46,200	5,099,556
EMC Corp.				431,740	12,839,948
Hewlett-Packard Co.				12,640	507,243
Lexmark International, Inc., Class A				11,700	482,859
NCR Corp.		*		17,310	504,413
NetApp, Inc.				11,870	492,011
SanDisk Corp.				5,160	505,577
Stratasys Ltd.		*		6,300	523,593
Western Digital Corp.				4,500	498,150

					21,453,350

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc.				50,900	1,911,804
PVH Corp.				63,020	8,077,273
Ralph Lauren Corp.				2,830	524,003

					10,513,080

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.				51,400	520,168
Nationstar Mortgage Holdings, Inc.		*	†	18,795	529,831
New York Community Bancorp, Inc.				30,900	494,400
People’s United Financial, Inc.				35,000	531,300
TFS Financial Corp.				34,630	515,468

					2,591,167

Tobacco—0.1%
Altria Group, Inc.				10,085	496,888
Philip Morris International, Inc.				6,110	497,659
Reynolds American, Inc.				7,750	498,093

					1,492,640

Trading Companies & Distributors—0.1%
Air Lease Corp.				15,200	521,512
GATX Corp.				8,400	483,336
MRC Global, Inc.		*		32,100	486,315
NOW, Inc.		*	†	18,300	470,859
Veritiv Corp.		*		10,214	529,800
WESCO International, Inc.		*		6,415	488,887

					2,980,709

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Equity Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Water Utilities—0.0%
American Water Works Co., Inc.		9,600	$511,680
Aqua America, Inc.		19,400	517,980

			1,029,660

Wireless Telecommunication Services—0.2%
Sprint Corp.	*	120,575	500,386
Telephone & Data Systems, Inc.		20,500	517,625
T-Mobile US, Inc.	*	19,000	511,860
United States Cellular Corp.	*	13,400	533,722
Vodafone Group plc (United Kingdom)		463,619	1,589,577

			3,653,170

TOTAL COMMON STOCKS
(Cost $1,784,887,409)			2,230,379,549

MONEY MARKET FUNDS—7.5%
Institutional Money Market Funds—7.5%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	5,500,000	5,500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥143,812,575	143,812,575
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	6,067,114	6,067,114
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	5,500,000	5,500,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	5,500,000	5,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	5,500,000	5,500,000

		Shares	Value
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	5,500,000	$5,500,000

TOTAL MONEY MARKET FUNDS
(Cost $177,379,689)			177,379,689

TOTAL INVESTMENTS—101.4%
(Cost $1,962,267,098)			2,407,759,238
Other assets less liabilities—(1.4%)			(32,931,428)

NET ASSETS—100.0%			$2,374,827,810

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—96.2%
Aerospace & Defense—3.7%
Boeing Co. (The)		44,200	$5,745,116
Honeywell International, Inc.		221,825	22,164,754
Precision Castparts Corp.		29,300	7,057,784
Spirit AeroSystems Holdings, Inc., Class A	*	214,470	9,230,789
Triumph Group, Inc.		127,000	8,536,940
United Technologies Corp.		100,410	11,547,150

			64,282,533

Air Freight & Logistics—1.2%
Expeditors International of Washington, Inc.		373,050	16,641,760
FedEx Corp.		21,000	3,646,860

			20,288,620

Airlines—0.7%
American Airlines Group, Inc.		132,200	7,089,886
Delta Air Lines, Inc.		2,800	137,732
United Continental Holdings, Inc.	*	60,600	4,053,534

			11,281,152

Auto Components—0.0%
Delphi Automotive plc (United Kingdom)		7,700	559,944

Automobiles—0.1%
Harley-Davidson, Inc.		2,500	164,775
Tesla Motors, Inc.	*†	7,800	1,734,798

			1,899,573

Banks—6.5%
BB&T Corp.		225,740	8,779,029
Citigroup, Inc.		419,050	22,674,795
Comerica, Inc.		424,100	19,864,844
JPMorgan Chase & Co.		393,718	24,638,872
PNC Financial Services Group, Inc. (The)		184,400	16,822,812
Wells Fargo & Co.		359,630	19,714,917

			112,495,269

Beverages—1.2%
Anheuser-Busch InBev NV ADR (Belgium)		99,290	11,152,253
Constellation Brands, Inc., Class A	*	5,100	500,667
Diageo plc ADR (United Kingdom)		80,460	9,179,681
Monster Beverage Corp.	*	1,700	184,195
PepsiCo, Inc.		500	47,280

			21,064,076

Biotechnology—3.7%
Alexion Pharmaceuticals, Inc.	*	45,800	8,474,374
Amgen, Inc.		58,630	9,339,173
Biogen Idec, Inc.	*	31,700	10,760,565
Celgene Corp.	*	79,200	8,859,312
Gilead Sciences, Inc.	*	127,600	12,027,576
Pharmacyclics, Inc.	*†	18,200	2,225,132

		Shares	Value
Regeneron Pharmaceuticals, Inc.	*	6,400	$2,625,600
Vertex Pharmaceuticals, Inc.	*	82,130	9,757,044

			64,068,776

Building Products—0.6%
Fortune Brands Home & Security, Inc.		220,440	9,979,319

Capital Markets—4.5%
Ameriprise Financial, Inc.		21,000	2,777,250
Bank of New York Mellon Corp. (The)		727,950	29,532,932
BlackRock, Inc.		30,020	10,733,951
Goldman Sachs Group, Inc. (The)		46,800	9,071,244
Invesco Ltd.		346,800	13,705,536
Morgan Stanley		118,400	4,593,920
Northern Trust Corp.		6,600	444,840
State Street Corp.		38,500	3,022,250
TD Ameritrade Holding Corp.		107,000	3,828,460

			77,710,383

Chemicals—3.3%
Ashland, Inc.		5,100	610,776
Dow Chemical Co. (The)		157,400	7,179,014
Ecolab, Inc.		44,100	4,609,332
Potash Corp. of Saskatchewan, Inc. (Canada)	†	962,400	33,991,968
PPG Industries, Inc.		5,000	1,155,750
Praxair, Inc.		11,200	1,451,072
Sherwin-Williams Co. (The)		31,400	8,259,456

			57,257,368

Commercial Services & Supplies—0.7%
Cintas Corp.		160,150	12,562,166

Communications Equipment—1.4%
Cisco Systems, Inc.		840,750	23,385,461

Consumer Finance—1.4%
American Express Co.		261,975	24,374,154

Diversified Financial Services—2.4%
Berkshire Hathaway, Inc., Class B	*	206,550	31,013,483
Intercontinental Exchange, Inc.		46,380	10,170,670

			41,184,153

Diversified Telecommunication Services—0.5%
Verizon Communications, Inc.		183,900	8,602,842

Electric Utilities—0.4%
Edison International		112,450	7,363,226

Electrical Equipment—0.7%
Eaton Corp. plc		170,280	11,572,229

Electronic Equipment, Instruments & Components—1.0%
TE Connectivity Ltd. (Switzerland)		284,475	17,993,044

Energy Equipment & Services—1.6%
Halliburton Co.		174,210	6,851,679
Schlumberger Ltd.		241,450	20,622,245

			27,473,924

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Food & Staples Retailing—0.5%
Costco Wholesale Corp.		18,800	$2,664,900
CVS Health Corp.		36,600	3,524,946
Walgreens Boots Alliance, Inc.		22,100	1,684,020

			7,873,866

Food Products—4.1%
Danone SA ADR (France)		1,702,800	22,165,348
Ingredion, Inc.		96,800	8,212,512
Keurig Green Mountain, Inc.		1,000	132,395
Kraft Foods Group, Inc.		137,780	8,633,295
Nestle SA ADR (Switzerland)		253,375	18,483,706
Unilever plc ADR (United Kingdom)		328,100	13,281,488

			70,908,744

Health Care Equipment & Supplies—1.6%
Baxter International, Inc.		100,890	7,394,228
Becton Dickinson and Co.		14,900	2,073,484
Cooper Cos., Inc. (The)		1,500	243,135
Covidien plc (Ireland)		133,650	13,669,722
Intuitive Surgical, Inc.	*	5,400	2,856,276
Stryker Corp.		13,900	1,311,187

			27,548,032

Health Care Providers & Services—4.5%
AmerisourceBergen Corp.		315,650	28,459,004
Anthem, Inc.		600	75,402
Cardinal Health, Inc.		27,200	2,195,856
McKesson Corp.		56,400	11,707,512
UnitedHealth Group, Inc.		347,050	35,083,284

			77,521,058

Hotels, Restaurants & Leisure—2.1%
Carnival Corp.		9,800	444,234
Chipotle Mexican Grill, Inc.	*	7,300	4,996,923
Hilton Worldwide Holdings, Inc.	*	64,181	1,674,482
Las Vegas Sands Corp.		32,900	1,913,464
Marriott International, Inc., Class A		9,171	715,613
MGM Resorts International	*	93,600	2,001,168
Norwegian Cruise Line Holdings Ltd.	*	228,600	10,689,336
Royal Caribbean Cruises Ltd.		3,500	288,505
Starbucks Corp.		76,600	6,285,030
Starwood Hotels & Resorts Worldwide, Inc.		3,300	267,531
Wynn Macau Ltd. (Macau)	†	307,600	858,159
Wynn Resorts Ltd.		38,600	5,742,136

			35,876,581

Household Durables—0.7%
PulteGroup, Inc.		533,170	11,441,828

Industrial Conglomerates—3.2%
3M Co.		118,350	19,447,272
Danaher Corp.		124,800	10,696,608
General Electric Co.		488,100	12,334,287

		Shares	Value
Koninklijke Philips NV NYRS (Netherlands)		332,490	$9,642,210
Roper Industries, Inc.		17,600	2,751,760

			54,872,137

Insurance—2.8%
ACE Ltd. (Switzerland)		68,860	7,910,637
Marsh & McLennan Cos., Inc.		156,390	8,951,763
Principal Financial Group, Inc.		182,200	9,463,468
Progressive Corp. (The)		788,900	21,292,411

			47,618,279

Internet & Catalog Retail—2.0%
Amazon.com, Inc.	*	51,900	16,107,165
Ctrip.com International Ltd. ADR (China)	*	21,100	960,050
Netflix, Inc.	*	8,800	3,006,168
Priceline Group, Inc. (The)	*	10,800	12,314,268
Vipshop Holdings Ltd. ADR (China)	*†	125,100	2,444,454

			34,832,105

Internet Software & Services—4.0%
Akamai Technologies, Inc.	*	10,000	629,600
Alibaba Group Holding Ltd. ADR (China)	*	45,138	4,691,644
Baidu, Inc. ADR (China)	*	44,600	10,167,462
eBay, Inc.	*	281,225	15,782,347
Facebook, Inc., Class A	*	130,300	10,166,006
Google, Inc., Class A	*	17,800	9,445,748
Google, Inc., Class C	*	19,500	10,264,800
LinkedIn Corp., Class A	*	12,900	2,963,259
NAVER Corp. (Korea, Republic of)		1,056	676,299
Tencent Holdings Ltd. (China)		252,400	3,651,958
Twitter, Inc.	*	13,800	495,006

			68,934,129

IT Services—3.3%
Accenture plc, Class A (Ireland)		360,775	32,220,815
Cognizant Technology Solutions Corp., Class A	*	8,900	468,674
Fiserv, Inc.	*	35,400	2,512,338
MasterCard, Inc., Class A		123,400	10,632,144
Visa, Inc., Class A		41,500	10,881,300

			56,715,271

Leisure Products—0.0%
Polaris Industries, Inc.		800	120,992

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.		44,700	5,600,463

Machinery—1.4%
Flowserve Corp.		8,900	532,487
PACCAR, Inc.		303,475	20,639,335
Pall Corp.		7,900	799,559
Wabtec Corp.		29,300	2,545,877

			24,517,258

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Media—3.4%
CBS Corp. (Non-Voting Shares), Class B		183,660	$10,163,745
Comcast Corp., Class A		323,450	18,763,335
Discovery Communications, Inc., Class C	*	5,500	185,460
Omnicom Group, Inc.		253,475	19,636,708
Thomson Reuters Corp.		194,710	7,854,601
Time Warner, Inc.		3,900	333,138
Twenty-First Century Fox, Inc., Class A		2,800	107,534
Walt Disney Co. (The)		22,200	2,091,018

			59,135,539

Metals & Mining—0.6%
Barrick Gold Corp. (Canada)		194,500	2,090,875
Steel Dynamics, Inc.		403,620	7,967,459

			10,058,334

Multiline Retail—1.1%
Dollar General Corp.	*	97,600	6,900,320
Nordstrom, Inc.		146,240	11,609,994

			18,510,314

Multi-Utilities—0.6%
National Grid plc ADR (United Kingdom)	†	139,640	9,866,962

Oil, Gas & Consumable Fuels—6.0%
BG Group plc (United Kingdom)		596,778	7,985,904
Chevron Corp.		224,040	25,132,807
Cimarex Energy Co.		3,200	339,200
Concho Resources, Inc.	*	17,000	1,695,750
Continental Resources, Inc.	*†	6,700	257,012
Devon Energy Corp.		355,900	21,784,639
EOG Resources, Inc.		134,090	12,345,667
EQT Corp.		35,500	2,687,350
Marathon Oil Corp.		302,070	8,545,560
Pioneer Natural Resources Co.		78,900	11,744,265
Range Resources Corp.		27,935	1,493,126
Southwestern Energy Co.	*	361,970	9,878,161

			103,889,441

Paper & Forest Products—0.7%
International Paper Co.		219,120	11,740,450

Personal Products—0.1%
Estee Lauder Cos., Inc. (The), Class A		21,300	1,623,060

Pharmaceuticals—3.5%
AbbVie, Inc.		1,200	78,528
Actavis plc	*	14,900	3,835,409
Allergan, Inc.		36,800	7,823,312
AstraZeneca plc ADR (United Kingdom)		98,100	6,904,278
Bristol-Myers Squibb Co.		173,200	10,223,996
Eli Lilly & Co.		11,900	820,981
Merck & Co., Inc.		289,930	16,465,125
Perrigo Co. plc (Ireland)		1,900	317,604

		Shares	Value
Roche Holding AG ADR (Switzerland)		290,550	$9,875,794
Shire plc ADR (Ireland)		200	42,508
Valeant Pharmaceuticals International, Inc.	*	26,100	3,735,171

			60,122,706

Professional Services—0.0%
IHS, Inc., Class A	*	7,800	888,264

Real Estate Investment Trusts (REITs)—1.1%
American Tower Corp. REIT		80,500	7,957,425
Host Hotels & Resorts, Inc. REIT		449,260	10,678,910

			18,636,335

Road & Rail—0.6%
Canadian Pacific Railway Ltd. (Canada)	†	7,800	1,502,982
J.B. Hunt Transport Services, Inc.		12,600	1,061,550
Kansas City Southern		26,700	3,258,201
Union Pacific Corp.		32,700	3,895,551

			9,718,284

Semiconductors & Semiconductor Equipment—2.6%
Intel Corp.		550,910	19,992,524
Marvell Technology Group Ltd. (Bermuda)		725,300	10,516,850
Maxim Integrated Products, Inc.		451,970	14,404,284

			44,913,658

Software—3.4%
Autodesk, Inc.	*	4,600	276,276
Electronic Arts, Inc.	*	23,000	1,081,345
Intuit, Inc.		300	27,657
Microsoft Corp.		787,800	36,593,310
Red Hat, Inc.	*	36,681	2,536,124
salesforce.com, Inc.	*	83,800	4,970,178
Symantec Corp.		466,140	11,958,822
VMware, Inc., Class A	*	3,700	305,324

			57,749,036

Specialty Retail—3.3%
AutoZone, Inc.	*	1,500	928,665
CarMax, Inc.	*	14,400	958,752
Home Depot, Inc. (The)		152,820	16,041,515
L Brands, Inc.		24,700	2,137,785
Lowe’s Cos., Inc.		94,800	6,522,240
O’Reilly Automotive, Inc.	*	24,900	4,796,238
Ross Stores, Inc.		235,850	22,231,221
Tiffany & Co.		5,200	555,672
Tractor Supply Co.		32,100	2,530,122

			56,702,210

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.		54,300	5,993,634
EMC Corp.		521,410	15,506,733

			21,500,367

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Textiles, Apparel & Luxury Goods—0.9%
Fossil Group, Inc.	*	1,200	$132,888
Hanesbrands, Inc.		23,400	2,611,908
Michael Kors Holdings Ltd. (Hong Kong)	*	6,500	488,150
NIKE, Inc., Class B		19,000	1,826,850
PVH Corp.		84,050	10,772,689
Ralph Lauren Corp.		400	74,064
V.F. Corp.		5,700	426,930

			16,333,479

Tobacco—0.7%
British American Tobacco plc ADR (United Kingdom)		107,500	11,590,650

Wireless Telecommunication Services—0.3%
SoftBank Corp. (Japan)		16,800	999,991
Vodafone Group plc ADR (United Kingdom)		104,018	3,554,295

			4,554,286

TOTAL COMMON STOCKS
(Cost $1,192,452,141)			1,657,312,330

MONEY MARKET FUNDS—4.6%
Institutional Money Market Funds—4.6%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	2,300,000	2,300,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥64,509,662	64,509,662
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	2,277,786	2,277,786
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	2,300,000	2,300,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	2,300,000	2,300,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	2,300,000	2,300,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	2,300,000	2,300,000

TOTAL MONEY MARKET FUNDS
(Cost $78,287,448)			78,287,448

TOTAL INVESTMENTS—100.8%
(Cost $1,270,739,589)			1,735,599,778
Other assets less liabilities—(0.8%)			(13,244,718)

NET ASSETS—100.0%			$1,722,355,060

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Growth Fund		Shares	Value
COMMON STOCKS—96.6%
Aerospace & Defense—2.4%
Honeywell International, Inc.		98,028	$9,794,958
Precision Castparts Corp.		146,777	35,355,643
Textron, Inc.		243,180	10,240,310

			55,390,911

Airlines—1.6%
Delta Air Lines, Inc.		314,242	15,457,564
United Continental Holdings, Inc.	*	338,276	22,627,282

			38,084,846

Auto Components—0.6%
Delphi Automotive plc (United Kingdom)		191,550	13,929,516

Banks—1.4%
Citigroup, Inc.		183,520	9,930,267
JPMorgan Chase & Co.		182,440	11,417,095
Wells Fargo & Co.		211,607	11,600,296

			32,947,658

Beverages—2.0%
Coca-Cola Co. (The)		275,351	11,625,319
Constellation Brands, Inc., Class A	*	170,969	16,784,027
Monster Beverage Corp.	*	161,000	17,444,350

			45,853,696

Biotechnology—7.8%
Alexion Pharmaceuticals, Inc.	*	111,979	20,719,474
Biogen Idec, Inc.	*	78,293	26,576,559
Celgene Corp.	*	649,518	72,655,084
Gilead Sciences, Inc.	*	653,462	61,595,328

			181,546,445

Capital Markets—3.1%
Affiliated Managers Group, Inc.	*	84,800	17,997,952
Charles Schwab Corp. (The)		614,800	18,560,812
Morgan Stanley		401,600	15,582,080
Raymond James Financial, Inc.		82,345	4,717,545
State Street Corp.		131,390	10,314,115
T. Rowe Price Group, Inc.		50,951	4,374,653

			71,547,157

Chemicals—4.7%
Celanese Corp., Series A		157,420	9,438,903
Ecolab, Inc.		49,248	5,147,401
LyondellBasell Industries NV, Class A		104,265	8,277,598
Monsanto Co.		249,561	29,815,053
PPG Industries, Inc.		157,336	36,368,216
Praxair, Inc.		33,112	4,289,991
Sherwin-Williams Co. (The)		55,800	14,677,632

			108,014,794

Communications Equipment—1.0%
Juniper Networks, Inc.		216,632	4,835,226
QUALCOMM, Inc.		239,084	17,771,114

			22,606,340

		Shares	Value
Consumer Finance—1.5%
American Express Co.		122,160	$11,365,766
Capital One Financial Corp.		103,100	8,510,905
Discover Financial Services		211,091	13,824,350

			33,701,021

Diversified Financial Services—0.7%
Intercontinental Exchange, Inc.		52,137	11,433,123
McGraw Hill Financial, Inc.		61,732	5,492,913

			16,926,036

Diversified Telecommunication Services—0.3%
Verizon Communications, Inc.		127,540	5,966,321

Electrical Equipment—0.5%
AMETEK, Inc.		137,520	7,237,677
Eaton Corp. plc		57,456	3,904,710

			11,142,387

Energy Equipment & Services—2.2%
Cameron International Corp.	*	112,998	5,644,250
Core Laboratories NV (Netherlands)		40,164	4,833,336
FMC Technologies, Inc.	*	294,600	13,799,064
Halliburton Co.		194,590	7,653,225
National Oilwell Varco, Inc.		138,470	9,073,939
Schlumberger Ltd.		129,167	11,032,153

			52,035,967

Food & Staples Retailing—1.9%
Costco Wholesale Corp.		166,672	23,625,756
CVS Health Corp.		143,271	13,798,430
Whole Foods Market, Inc.		106,618	5,375,680

			42,799,866

Food Products—0.5%
Hershey Co. (The)		114,660	11,916,614

Health Care Equipment & Supplies—1.0%
Cooper Cos., Inc. (The)		83,025	13,457,522
Edwards Lifesciences Corp.	*	34,000	4,330,920
Intuitive Surgical, Inc.	*	10,949	5,791,364

			23,579,806

Health Care Providers & Services—2.6%
Brookdale Senior Living, Inc.	*	70,800	2,596,236
Cardinal Health, Inc.		158,160	12,768,257
Express Scripts Holding Co.	*	127,848	10,824,890
HCA Holdings, Inc.	*	230,500	16,916,395
McKesson Corp.		81,545	16,927,111

			60,032,889

Health Care Technology—0.7%
Cerner Corp.	*	247,900	16,029,214

Hotels, Restaurants & Leisure—3.9%
Chipotle Mexican Grill, Inc.	*	14,294	9,784,386
Panera Bread Co., Class A	*†	25,925	4,531,690
Royal Caribbean Cruises Ltd.		139,595	11,506,816
Starbucks Corp.		684,297	56,146,569
Yum! Brands, Inc.		121,810	8,873,858

			90,843,319

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Growth Fund		Shares	Value
COMMON STOCKS—(Continued)
Household Durables—0.2%
Garmin Ltd. (Switzerland)	†	102,500	$5,415,075

Industrial Conglomerates—0.8%
Danaher Corp.		219,620	18,823,630

Insurance—0.3%
Marsh & McLennan Cos., Inc.		119,773	6,855,807

Internet & Catalog Retail—2.7%
Amazon.com, Inc.	*	54,000	16,758,900
Priceline Group, Inc. (The)	*	40,269	45,915,117

			62,674,017

Internet Software & Services—6.5%
Alibaba Group Holding Ltd. ADR (China)	*	92,500	9,614,450
Facebook, Inc., Class A	*	705,187	55,018,690
Google, Inc., Class A	*	85,109	45,163,942
Google, Inc., Class C	*	77,193	40,634,395

			150,431,477

IT Services—5.5%
Alliance Data Systems Corp.	*	62,800	17,963,940
Cognizant Technology Solutions Corp., Class A	*	105,503	5,555,788
FleetCor Technologies, Inc.	*	61,490	9,144,178
MasterCard, Inc., Class A		197,163	16,987,564
Visa, Inc., Class A		296,427	77,723,159

			127,374,629

Life Sciences Tools & Services—0.7%
Illumina, Inc.	*	32,923	6,076,928
Thermo Fisher Scientific, Inc.		71,970	9,017,121

			15,094,049

Machinery—0.7%
Caterpillar, Inc.		89,925	8,230,835
PACCAR, Inc.		124,910	8,495,129

			16,725,964

Media—3.1%
Comcast Corp., Class A		493,409	28,622,656
Twenty-First Century Fox, Inc., Class A		548,020	21,046,708
Walt Disney Co. (The)		226,214	21,307,097

			70,976,461

Metals & Mining—0.5%
Alcoa, Inc.		440,411	6,954,090
United States Steel Corp.	†	158,800	4,246,312

			11,200,402

Multiline Retail—1.4%
Dollar Tree, Inc.	*	170,510	12,000,494
Kohl’s Corp.		119,800	7,312,592
Nordstrom, Inc.		67,468	5,356,284
Target Corp.		101,100	7,674,501

			32,343,871

Oil, Gas & Consumable Fuels—1.6%
EOG Resources, Inc.		126,500	11,646,855
Pioneer Natural Resources Co.		48,764	7,258,521

		Shares	Value
Suncor Energy, Inc. (Canada)		252,660	$8,029,535
Valero Energy Corp.		225,000	11,137,500

			38,072,411

Personal Products—0.9%
Estee Lauder Cos., Inc. (The), Class A		265,589	20,237,882

Pharmaceuticals—6.4%
AbbVie, Inc.		299,600	19,605,824
Actavis plc	*	130,754	33,657,387
Allergan, Inc.		23,692	5,036,682
Bristol-Myers Squibb Co.		375,847	22,186,249
Endo International plc (Ireland)	*	163,690	11,805,323
Jazz Pharmaceuticals plc (Ireland)	*	81,210	13,296,513
Perrigo Co. plc (Ireland)		56,636	9,467,274
Shire plc ADR (Ireland)		62,725	13,331,572
Teva Pharmaceutical Industries Ltd. ADR (Israel)		348,724	20,055,117

			148,441,941

Professional Services—0.4%
Nielsen NV		184,810	8,266,551

Road & Rail—2.0%
Canadian Pacific Railway Ltd. (Canada)	†	154,780	29,824,558
CSX Corp.		226,080	8,190,879
Genesee & Wyoming, Inc., Class A	*	20,697	1,861,074
Kansas City Southern		50,338	6,142,746

			46,019,257

Semiconductors & Semiconductor Equipment—2.7%
Lam Research Corp.		243,964	19,356,104
Micron Technology, Inc.	*	154,660	5,414,647
NXP Semiconductors NV (Netherlands)	*	182,870	13,971,268
Skyworks Solutions, Inc.		212,500	15,450,875
Texas Instruments, Inc.		135,512	7,245,149

			61,438,043

Software—4.5%
Adobe Systems, Inc.	*	262,300	19,069,210
Microsoft Corp.		365,020	16,955,179
Oracle Corp.		184,680	8,305,060
salesforce.com, Inc.	*	323,626	19,194,258
ServiceNow, Inc.	*	104,657	7,100,977
Splunk, Inc.	*	101,138	5,962,085
Tableau Software, Inc., Class A	*	54,400	4,610,944
VMware, Inc., Class A	*	200,841	16,573,399
Workday, Inc., Class A	*	81,144	6,622,162

			104,393,274

Specialty Retail—3.8%
Advance Auto Parts, Inc.		104,000	16,565,120
Home Depot, Inc. (The)		74,260	7,795,072
L Brands, Inc.		106,474	9,215,325
Lowe’s Cos., Inc.		203,587	14,006,786
Ross Stores, Inc.		56,496	5,325,313
Tiffany & Co.		56,950	6,085,677
Tractor Supply Co.		226,700	17,868,494

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Growth Fund		Shares	Value
COMMON STOCKS—(Continued)
Ulta Salon Cosmetics & Fragrance, Inc.	*	90,765	$11,603,397

			88,465,184

Technology Hardware, Storage & Peripherals—7.2%
Apple, Inc.		1,159,362	127,970,378
EMC Corp.		473,982	14,096,225
SanDisk Corp.		152,900	14,981,142
Western Digital Corp.		76,019	8,415,303

			165,463,048

Textiles, Apparel & Luxury Goods—3.2%
lululemon athletica, Inc. (Canada)	*†	52,600	2,934,554
Michael Kors Holdings Ltd. (Hong Kong)	*	281,360	21,130,136
NIKE, Inc., Class B		281,129	27,030,553
Ralph Lauren Corp.		33,249	6,156,385
Under Armour, Inc., Class A	*	101,670	6,903,393
V.F. Corp.		123,022	9,214,348

			73,369,369

Tobacco—0.4%
Philip Morris International, Inc.		122,783	10,000,675

Trading Companies & Distributors—0.7%
Fastenal Co.	†	152,338	7,245,195
United Rentals, Inc.	*	99,000	10,098,990

			17,344,185

TOTAL COMMON STOCKS
(Cost $1,624,288,487)			2,234,322,005

MONEY MARKET FUNDS—5.3%
Institutional Money Market Funds—5.3%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	7,100,000	7,100,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥79,961,861	79,961,860
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	7,290,182	7,290,182
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	7,100,000	7,100,000

		Shares	Value
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	7,100,000	$7,100,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	7,100,000	7,100,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	7,100,000	7,100,000

TOTAL MONEY MARKET FUNDS
(Cost $122,752,042)			122,752,042

TOTAL INVESTMENTS—101.9%
(Cost $1,747,040,529)			2,357,074,047
Other assets less liabilities—(1.9%)			(44,026,389)

NET ASSETS—100.0%			$2,313,047,658

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—94.9%
Aerospace & Defense—2.3%
Huntington Ingalls Industries, Inc.		14,687	$1,651,700
L-3 Communications Holdings, Inc.		8,992	1,134,880
Northrop Grumman Corp.		6,135	904,238
Rockwell Collins, Inc.		29,505	2,492,582
TransDigm Group, Inc.		22,119	4,343,066

			10,526,466

Airlines—0.4%
American Airlines Group, Inc.		25,500	1,367,565
Delta Air Lines, Inc.		9,830	483,538

			1,851,103

Auto Components—2.1%
Dana Holding Corp.		214,300	4,658,882
Delphi Automotive plc (United Kingdom)		43,900	3,192,408
Magna International, Inc. (Canada)		14,720	1,599,917

			9,451,207

Automobiles—0.3%
Harley-Davidson, Inc.		22,350	1,473,089

Banks—4.3%
CIT Group, Inc.		117,395	5,615,003
M&T Bank Corp.		52,317	6,572,062
SunTrust Banks, Inc.		61,125	2,561,137
TCF Financial Corp.		95,502	1,517,527
Webster Financial Corp.		103,750	3,374,987

			19,640,716

Beverages—0.5%
Molson Coors Brewing Co., Class B		28,100	2,094,012

Capital Markets—1.6%
Invesco Ltd.		54,600	2,157,792
Lazard Ltd., Class A (Bermuda)		19,875	994,346
Northern Trust Corp.		11,137	750,634
Raymond James Financial, Inc.		58,360	3,343,444

			7,246,216

Chemicals—2.2%
Ashland, Inc.		52,500	6,287,400
Celanese Corp., Series A		30,130	1,806,595
Huntsman Corp.		74,975	1,707,930

			9,801,925

Commercial Services & Supplies—2.0%
Pitney Bowes, Inc.		38,250	932,153
R.R. Donnelley & Sons Co.		65,850	1,106,609
Republic Services, Inc.		82,940	3,338,335
Steelcase, Inc., Class A		196,300	3,523,585

			8,900,682

Communications Equipment—0.4%
ARRIS Group, Inc.	*	31,400	947,966
F5 Networks, Inc.	*	7,050	919,778

			1,867,744

		Shares	Value

Construction & Engineering—1.1%
Fluor Corp.		35,297	$2,140,057
Jacobs Engineering Group, Inc.	*	60,956	2,724,124

			4,864,181

Consumer Finance—0.7%
Discover Financial Services		24,590	1,610,399
Synchrony Financial	*	53,025	1,577,494

			3,187,893

Containers & Packaging—2.3%
Bemis Co., Inc.		29,460	1,331,886
Crown Holdings, Inc.	*	11,790	600,111
Owens-Illinois, Inc.*		148,700	4,013,413
Rock-Tenn Co., Class A		30,860	1,881,843
Sonoco Products Co.		56,417	2,465,423

			10,292,676

Diversified Consumer Services—0.7%
H&R Block, Inc.		91,894	3,094,990

Diversified Financial Services—0.9%
Intercontinental Exchange, Inc.		9,676	2,121,850
Voya Financial, Inc.		43,025	1,823,400

			3,945,250

Diversified Telecommunication Services—0.6%
Level 3 Communications, Inc.	*	53,365	2,635,164

Electric Utilities—3.8%
Edison International		61,454	4,024,008
Exelon Corp.		50,460	1,871,057
Great Plains Energy, Inc.		111,700	3,173,397
Pinnacle West Capital Corp.		74,400	5,082,264
Portland General Electric Co.		16,475	623,249
Westar Energy, Inc.		1,419	58,520
Xcel Energy, Inc.		71,945	2,584,264

			17,416,759

Electrical Equipment—0.4%
Hubbell, Inc., Class B		16,871	1,802,329

Electronic Equipment, Instruments & Components—3.2%
Arrow Electronics, Inc.	*	69,057	3,997,710
Avnet, Inc.		90,560	3,895,891
FLIR Systems, Inc.		103,120	3,331,807
Keysight Technologies, Inc.	*	104,689	3,535,348

			14,760,756

Energy Equipment & Services—1.8%
Ensco plc, Class A (United Kingdom)		76,525	2,291,924
McDermott International, Inc.	*†	173,088	503,686
Patterson-UTI Energy, Inc.		66,479	1,102,887
Precision Drilling Corp. (Canada)	†	258,425	1,566,055
SEACOR Holdings, Inc.	*	39,700	2,930,257

			8,394,809

Food & Staples Retailing—1.0%
Kroger Co. (The)		59,067	3,792,692
Whole Foods Market, Inc.		16,410	827,392

			4,620,084

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—(Continued)
Food Products—0.8%
Pinnacle Foods, Inc.		34,025	$1,201,082
Tyson Foods, Inc., Class A		63,555	2,547,920

			3,749,002

Gas Utilities—0.9%
Atmos Energy Corp.		45,630	2,543,416
UGI Corp.		41,050	1,559,079

			4,102,495

Health Care Equipment & Supplies—1.9%
Boston Scientific Corp.	*	146,100	1,935,825
CareFusion Corp.	*	52,000	3,085,680
Halyard Health, Inc.	*	4,170	189,610
Hologic, Inc.	*	73,175	1,956,700
Zimmer Holdings, Inc.		13,765	1,561,226

			8,729,041

Health Care Providers & Services—3.7%
Anthem, Inc.		20,900	2,626,503
Cigna Corp.		46,434	4,778,523
HCA Holdings, Inc.	*	40,135	2,945,508
Laboratory Corp. of America Holdings	*	12,285	1,325,551
MEDNAX, Inc.	*	19,525	1,290,798
Universal Health Services, Inc., Class B		21,774	2,422,575
VCA, Inc.	*	29,700	1,448,469

			16,837,927

Hotels, Restaurants & Leisure—2.6%
Bloomin’ Brands, Inc.	*	39,225	971,211
Darden Restaurants, Inc.		78,600	4,608,318
Royal Caribbean Cruises Ltd.		16,110	1,327,947
Wyndham Worldwide Corp.		56,100	4,811,136

			11,718,612

Household Durables—0.7%
D.R. Horton, Inc.		122,600	3,100,554

Independent Power and Renewable Electricity Producers—0.6%
Dynegy, Inc.	*	39,575	1,201,101
NRG Energy, Inc.		55,025	1,482,924

			2,684,025

Insurance—12.0%
Alleghany Corp.	*	8,703	4,033,841
Allied World Assurance Co. Holdings AG (Switzerland)		89,606	3,397,860
Allstate Corp. (The)		150,477	10,571,009
Aon plc (United Kingdom)		32,104	3,044,422
Arch Capital Group Ltd. (Bermuda)	*	49,838	2,945,426
Endurance Specialty Holdings Ltd. (Bermuda)		54,600	3,267,264
FNF Group		102,800	3,541,460
Hartford Financial Services Group, Inc. (The)		79,230	3,303,099
HCC Insurance Holdings, Inc.		57,100	3,055,992
Lincoln National Corp.		152,952	8,820,742
Loews Corp.		51,070	2,145,961
Progressive Corp. (The)		97,018	2,618,516

		Shares	Value

Torchmark Corp.		50,338	$2,726,809
XL Group plc (Ireland)		29,630	1,018,383

			54,490,784

Internet & Catalog Retail—0.7%
Liberty Interactive Corp., Series A	*	78,401	2,306,558
Liberty Ventures, Series A	*	19,913	751,118

			3,057,676

Internet Software & Services—0.5%
IAC/InterActiveCorp		34,132	2,074,884

IT Services—3.0%
Booz Allen Hamilton Holding Corp.		32,625	865,541
Computer Sciences Corp.		99,467	6,271,394
Convergys Corp.		82,955	1,689,793
CoreLogic, Inc.	*	22,825	721,042
NeuStar, Inc., Class A	*†	45,916	1,276,465
Teradata Corp.	*	64,123	2,800,893

			13,625,128

Leisure Products—1.9%
Brunswick Corp.		127,719	6,546,876
Mattel, Inc.		72,518	2,244,069

			8,790,945

Life Sciences Tools & Services—0.3%
Quintiles Transnational Holdings, Inc.	*	22,395	1,318,394

Machinery—3.3%
Allison Transmission Holdings, Inc.		106,450	3,608,655
Dover Corp.		43,800	3,141,336
ITT Corp.		38,760	1,568,230
Joy Global, Inc.		44,771	2,082,747
Kennametal, Inc.		59,085	2,114,652
Stanley Black & Decker, Inc.		15,580	1,496,926
Trinity Industries, Inc.		40,495	1,134,265

			15,146,811

Media—1.8%
Gannett Co., Inc.		124,665	3,980,553
Omnicom Group, Inc.		36,617	2,836,719
Starz, Class A	*	40,525	1,203,593

			8,020,865

Metals & Mining—1.8%
Alcoa, Inc.		165,525	2,613,640
Goldcorp, Inc. (Canada)	†	150,454	2,786,408
Kinross Gold Corp. (Canada)	*	519,544	1,465,114
United States Steel Corp.		54,650	1,461,341

			8,326,503

Multiline Retail—2.0%
Macy’s, Inc.		9,035	594,051
Nordstrom, Inc.		104,492	8,295,620

			8,889,671

Multi-Utilities—2.2%
Ameren Corp.		49,995	2,306,269
DTE Energy Co.		15,415	1,331,394
PG&E Corp.		88,900	4,733,036

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—(Continued)
SCANA Corp.		28,635	$1,729,554

			10,100,253

Oil, Gas & Consumable Fuels—3.8%
Denbury Resources, Inc.		252,696	2,054,419
EnCana Corp. (Canada)		83,730	1,161,335
Energen Corp.		17,700	1,128,552
Hess Corp.		9,627	710,665
Murphy Oil Corp.		61,800	3,122,136
Newfield Exploration Co.	*	49,700	1,347,864
PBF Energy, Inc., Class A		53,150	1,415,916
QEP Resources, Inc.		91,200	1,844,064
SM Energy Co.		43,973	1,696,478
Southwestern Energy Co.	*	72,585	1,980,845
Whiting Petroleum Corp.	*	30,905	1,019,865

			17,482,139

Professional Services—0.5%
ManpowerGroup, Inc.		33,808	2,304,691

Real Estate Investment Trusts (REITs)—6.3%
American Capital Agency Corp. REIT		93,971	2,051,387
AvalonBay Communities, Inc. REIT		18,800	3,071,732
BioMed Realty Trust, Inc. REIT		126,300	2,720,502
CBL & Associates Properties, Inc. REIT		217,800	4,229,676
Duke Realty Corp. REIT		160,454	3,241,171
DuPont Fabros Technology, Inc. REIT		65,450	2,175,558
EPR Properties REIT		27,900	1,607,877
Hatteras Financial Corp. REIT		99,410	1,832,126
Liberty Property Trust REIT	†	85,000	3,198,550
MFA Financial, Inc. REIT		285,300	2,279,547
Sunstone Hotel Investors, Inc. REIT		131,610	2,172,881

			28,581,007

Real Estate Management & Development—0.7%
CBRE Group, Inc., Class A	*	93,525	3,203,231

Road & Rail—1.5%
Con-way, Inc.		26,820	1,319,008
Ryder System, Inc.		11,718	1,088,016
Werner Enterprises, Inc.		146,200	4,554,130

			6,961,154

Semiconductors & Semiconductor Equipment—3.1%
Analog Devices, Inc.		77,277	4,290,419
Broadcom Corp., Class A		51,855	2,246,877
Integrated Device Technology, Inc.	*	40,500	793,800
KLA-Tencor Corp.		18,268	1,284,606
Lam Research Corp.		26,897	2,134,008
Micron Technology, Inc.	*	46,900	1,641,969
NXP Semiconductors NV (Netherlands)	*	9,835	751,394
Skyworks Solutions, Inc.		14,165	1,029,937

			14,173,010

Software—1.4%
Check Point Software Technologies Ltd. (Israel)	*	26,750	2,101,748

		Shares	Value

Electronic Arts, Inc.	*	34,950	$1,643,174
Synopsys, Inc.	*	40,045	1,740,756
TiVo, Inc.	*	73,025	864,616

			6,350,294

Specialty Retail—1.9%
American Eagle Outfitters, Inc.		128,425	1,782,539
Bed Bath & Beyond, Inc.	*	52,901	4,029,469
Foot Locker, Inc.		36,610	2,056,750
Ross Stores, Inc.		6,920	652,279

			8,521,037

Technology Hardware, Storage & Peripherals—0.6%
NetApp, Inc.		23,650	980,293
Western Digital Corp.		17,540	1,941,678

			2,921,971

Textiles, Apparel & Luxury Goods—1.0%
Coach, Inc.		55,362	2,079,397
Deckers Outdoor Corp.	*	16,590	1,510,353
Hanesbrands, Inc.		10,405	1,161,406

			4,751,156

Trading Companies & Distributors—0.8%
AerCap Holdings NV (Netherlands)	*	37,510	1,456,138
GATX Corp.		37,170	2,138,762

			3,594,900

TOTAL COMMON STOCKS
(Cost $359,316,957)			431,476,211

MONEY MARKET FUNDS—5.8%
Institutional Money Market Funds—5.8%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	500,000	500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥23,083,983	23,083,983
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	816,445	816,445
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	500,000	500,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	500,000	500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	500,000	500,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Select Value Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	500,000	$500,000

TOTAL MONEY MARKET FUNDS
(Cost $26,400,428)			26,400,428

TOTAL INVESTMENTS—100.7%
(Cost $385,717,385)			457,876,639
Other assets less liabilities—(0.7%)			(3,330,990)

NET ASSETS—100.0%			$454,545,649

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—96.8%
Aerospace & Defense—2.1%
B/E Aerospace, Inc.	*	10,297	$597,432
Hexcel Corp.	*	105,900	4,393,791
Huntington Ingalls Industries, Inc.		5,300	596,038
KLX, Inc.	*	14,399	593,938
L-3 Communications Holdings, Inc.		33,700	4,253,277
Rockwell Collins, Inc.		55,646	4,700,974
Spirit AeroSystems Holdings, Inc., Class A	*	13,871	597,008
TASER International, Inc.	*†	161,400	4,273,872
TransDigm Group, Inc.		14,544	2,855,714
Triumph Group, Inc.		9,003	605,182

			23,467,226

Air Freight & Logistics—0.7%
C.H. Robinson Worldwide, Inc.		7,822	585,790
Expeditors International of Washington, Inc.		13,569	605,313
FedEx Corp.		40,500	7,033,230

			8,224,333

Airlines—1.2%
Alaska Air Group, Inc.		10,616	634,412
Copa Holdings SA, Class A (Panama)		5,668	587,431
Ryanair Holdings plc ADR (Ireland)	*	69,600	4,960,392
Southwest Airlines Co.		14,758	624,559
Spirit Airlines, Inc.	*	69,505	5,253,188
United Continental Holdings, Inc.	*	9,607	642,612

			12,702,594

Auto Components—1.0%
BorgWarner, Inc.		110,476	6,070,656
Gentex Corp.		16,352	590,798
Gentherm, Inc.	*	90,240	3,304,589
Goodyear Tire & Rubber Co. (The)		21,299	608,512
Lear Corp.		6,135	601,721

			11,176,276

Automobiles—0.2%
Harley-Davidson, Inc.		9,184	605,317
Tesla Motors, Inc.	*	2,721	605,178
Thor Industries, Inc.		10,818	604,402

			1,814,897

Banks—0.7%
BankUnited, Inc.		99,800	2,891,206
Signature Bank/New York	*	4,801	604,734
SVB Financial Group	*	5,335	619,233
Texas Capital Bancshares, Inc.	*	62,306	3,385,085

			7,500,258

Beverages—0.8%
Brown-Forman Corp., Class B		37,542	3,297,689

		Shares	Value
Coca-Cola Enterprises, Inc.		13,206	$583,969
Constellation Brands, Inc., Class A	*	40,737	3,999,151
Dr. Pepper Snapple Group, Inc.		8,176	586,056
Monster Beverage Corp.	*	5,382	583,140

			9,050,005

Biotechnology—3.1%
Alkermes plc (Ireland)	*	88,015	5,154,158
Alnylam Pharmaceuticals, Inc.	*	37,511	3,638,567
AMAG Pharmaceuticals, Inc.	*	37,800	1,611,036
BioMarin Pharmaceutical, Inc.	*	41,233	3,727,463
Bluebird Bio, Inc.	*	16,500	1,513,380
Cepheid, Inc.	*	72,917	3,947,726
Cubist Pharmaceuticals, Inc.	*	5,972	601,082
Incyte Corp.	*	8,642	631,817
Intercept Pharmaceuticals, Inc.	*†	4,185	652,860
Medivation, Inc.	*	6,129	610,510
Myriad Genetics, Inc.	*†	15,680	534,061
Novavax, Inc.	*†	326,903	1,938,535
NPS Pharmaceuticals, Inc.	*	45,364	1,622,670
Pharmacyclics, Inc.	*	4,975	608,244
Puma Biotechnology, Inc.	*†	9,900	1,873,773
Seattle Genetics, Inc.	*†	19,300	620,109
United Therapeutics Corp.	*	31,706	4,105,610
Vertex Pharmaceuticals, Inc.	*	5,309	630,709

			34,022,310

Building Products—0.6%
A.O. Smith Corp.		10,785	608,382
Allegion plc (Ireland)		10,789	598,358
Armstrong World Industries, Inc.	*	12,234	625,402
Fortune Brands Home & Security, Inc.		68,107	3,083,204
Lennox International, Inc.		6,317	600,557
Masco Corp.		23,858	601,222
USG Corp.	*	21,160	592,268

			6,709,393

Capital Markets—3.5%
Affiliated Managers Group, Inc.	*	20,024	4,249,894
Ameriprise Financial, Inc.		4,440	587,190
Apollo Global Management LLC, Class A		214,500	5,057,910
Artisan Partners Asset Management, Inc., Class A		11,455	578,821
Bank of New York Mellon Corp. (The)		104,000	4,219,280
Eaton Vance Corp.		14,310	585,708
Federated Investors, Inc., Class B	†	17,971	591,785
Franklin Resources, Inc.		87,100	4,822,727
Invesco Ltd.		96,865	3,828,105
Lazard Ltd., Class A (Bermuda)		11,575	579,097
Legg Mason, Inc.		10,990	586,536
LPL Financial Holdings, Inc.		12,733	567,255

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
NorthStar Asset Management Group, Inc.		27,114	$611,963
Och-Ziff Capital Management Group LLC, Class A		121,000	1,413,280
Raymond James Financial, Inc.		50,500	2,893,145
SEI Investments Co.		141,011	5,646,081
T. Rowe Price Group, Inc.		6,891	591,661
TD Ameritrade Holding Corp.		16,700	597,526
Waddell & Reed Financial, Inc., Class A		12,148	605,214

			38,613,178

Chemicals—2.5%
Airgas, Inc.		31,003	3,570,925
Albemarle Corp.	†	9,851	592,341
Axalta Coating Systems Ltd.	*	150,566	3,917,727
Cabot Corp.		13,775	604,171
Celanese Corp., Series A		9,826	589,167
Cytec Industries, Inc.		12,600	581,742
Eastman Chemical Co.		7,814	592,770
Ecolab, Inc.		46,000	4,807,920
FMC Corp.		10,277	586,097
Huntsman Corp.		25,665	584,649
International Flavors & Fragrances, Inc.		5,786	586,469
NewMarket Corp.		1,549	625,068
Platform Specialty Products Corp.	*	26,255	609,641
Rayonier Advanced Materials, Inc.	†	26,936	600,673
Rockwood Holdings, Inc.		7,592	598,250
RPM International, Inc.		11,754	596,045
Scotts Miracle-Gro Co. (The), Class A		9,587	597,462
Sherwin-Williams Co. (The)		2,294	603,414
Sigma-Aldrich Corp.		4,407	604,949
Valspar Corp. (The)		6,841	591,610
W.R. Grace & Co.	*	51,790	4,940,248
Westlake Chemical Corp.		9,710	593,184

			27,974,522

Commercial Services & Supplies—1.3%
Cintas Corp.		7,602	596,301
Clean Harbors, Inc.	*†	12,043	578,666
Copart, Inc.	*	110,209	4,021,527
Covanta Holding Corp.		28,145	619,472
KAR Auction Services, Inc.		17,160	594,594
Pitney Bowes, Inc.		23,765	579,153
R.R. Donnelley & Sons Co.		36,380	611,366
Rollins, Inc.		17,983	595,237
Stericycle, Inc.	*	35,553	4,660,287
Tyco International plc		13,520	592,987
Waste Connections, Inc.		13,503	593,997

			14,043,587

Communications Equipment—0.9%
Arista Networks, Inc.	*	9,300	565,068
ARRIS Group, Inc.	*	20,550	620,404
CommScope Holding Co., Inc.	*	24,705	564,015

		Shares	Value
EchoStar Corp., Class A	*	11,700	$614,250
F5 Networks, Inc.	*	4,490	585,788
Harris Corp.		8,152	585,477
Juniper Networks, Inc.		26,800	598,176
Motorola Solutions, Inc.		9,045	606,738
Palo Alto Networks, Inc.	*	41,326	5,065,328
Riverbed Technology, Inc.	*	29,658	605,320

			10,410,564

Construction & Engineering—0.4%
Chicago Bridge & Iron Co. NV (Netherlands)		14,362	602,917
Fluor Corp.		9,962	603,996
Quanta Services, Inc.	*	100,300	2,847,517

			4,054,430

Construction Materials—0.1%
Eagle Materials, Inc.		7,845	596,455
Martin Marietta Materials, Inc.		5,365	591,867

			1,188,322

Consumer Finance—0.2%
Ally Financial, Inc.	*	25,350	598,767
Santander Consumer USA Holdings, Inc.		29,726	582,927
SLM Corp.		58,895	600,140
Synchrony Financial	*	20,100	597,975

			2,379,809

Containers & Packaging—0.4%
AptarGroup, Inc.		8,957	598,686
Avery Dennison Corp.		11,500	596,620
Ball Corp.		8,634	588,580
Crown Holdings, Inc.	*	11,552	587,997
Owens-Illinois, Inc.*		22,273	601,148
Packaging Corp. of America		7,589	592,321
Sealed Air Corp.		13,979	593,129
Silgan Holdings, Inc.		11,091	594,478

			4,752,959

Distributors—1.0%
Genuine Parts Co.		5,585	595,194
LKQ Corp.	*	228,569	6,427,360
Pool Corp.		71,000	4,504,240

			11,526,794

Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc.	*	86,700	4,075,767
Graham Holdings Co., Class B		5,850	5,052,703
H&R Block, Inc.		17,885	602,367
Service Corp. International		26,450	600,415
ServiceMaster Global Holdings, Inc.	*	23,200	621,064

			10,952,316

Diversified Financial Services—1.0%
CBOE Holdings, Inc.		9,326	591,455
Intercontinental Exchange, Inc.		15,507	3,400,530
Leucadia National Corp.		26,513	594,421
McGraw Hill Financial, Inc.		59,582	5,301,606

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Moody’s Corp.		6,384	$611,651
MSCI, Inc.		12,792	606,853

			11,106,516

Diversified Telecommunication Services—2.6%
Level 3 Communications, Inc.	*	391,317	19,323,233
Vivendi SA ADR (France)	*	310,800	7,714,056
Windstream Holdings, Inc.	†	68,908	567,802
Zayo Group Holdings, Inc.	*	19,300	590,001

			28,195,092

Electric Utilities—0.1%
ITC Holdings Corp.		14,925	603,418

Electrical Equipment—1.7%
Acuity Brands, Inc.		34,765	4,869,533
AMETEK, Inc.		86,730	4,564,600
Hubbell, Inc., Class B		5,522	589,915
Rockwell Automation, Inc.		5,293	588,582
Sensata Technologies Holding NV (Netherlands)	*	143,652	7,528,801
SolarCity Corp.	*†	10,770	575,980

			18,717,411

Electronic Equipment, Instruments & Components—1.4%
Amphenol Corp., Class A		10,826	582,547
Avnet, Inc.		14,175	609,809
CDW Corp.		16,920	595,077
Cognex Corp.	*	98,100	4,054,473
FEI Co.		36,124	3,263,803
FLIR Systems, Inc.		18,822	608,139
IPG Photonics Corp.	*†	8,020	600,858
Keysight Technologies, Inc.	*	90,003	3,039,401
National Instruments Corp.		19,325	600,814
Trimble Navigation Ltd.	*	22,116	586,959
Zebra Technologies Corp., Class A	*	7,751	600,005

			15,141,885

Energy Equipment & Services—1.2%
Atwood Oceanics, Inc.	*	19,911	564,875
Cameron International Corp.	*	60,602	3,027,070
Dresser-Rand Group, Inc.*		7,275	595,095
Dril-Quip, Inc.*		7,800	598,494
FMC Technologies, Inc.	*	12,713	595,477
Frank’s International NV (Netherlands)	†	35,400	588,702
Helmerich & Payne, Inc.		8,830	595,319
Nabors Industries Ltd. (Bermuda)		47,580	617,588
Oceaneering International, Inc.		47,739	2,807,531
Patterson-UTI Energy, Inc.		35,795	593,839
RPC, Inc.		44,253	577,059
Seadrill Ltd. (Bermuda)	†	50,865	607,328
Seventy Seven Energy, Inc.	*	90,371	488,907
Superior Energy Services, Inc.		29,140	587,171
Unit Corp.	*	16,940	577,654

			13,422,109

		Shares	Value
Food & Staples Retailing—0.2%
Kroger Co. (The)		9,344	$599,978
Rite Aid Corp.	*	81,998	616,625
Sprouts Farmers Market, Inc.	*	18,400	625,232
Whole Foods Market, Inc.		12,287	619,511

			2,461,346

Food Products—1.9%
Campbell Soup Co.		13,961	614,284
Flowers Foods, Inc.		31,114	597,078
Hain Celestial Group, Inc. (The)	*	10,330	602,136
Hershey Co. (The)		37,551	3,902,675
Hormel Foods Corp.		11,277	587,532
Ingredion, Inc.		7,011	594,813
Keurig Green Mountain, Inc.		4,579	606,237
McCormick & Co., Inc. (Non-Voting Shares)		7,820	581,026
Mead Johnson Nutrition Co.		5,964	599,621
Mondelez International, Inc., Class A		192,300	6,985,297
Pilgrim’s Pride Corp.	*†	17,955	588,744
Tyson Foods, Inc., Class A		14,635	586,717
WhiteWave Foods Co. (The)	*	105,957	3,707,435

			20,553,595

Health Care Equipment & Supplies—2.2%
Align Technology, Inc.	*	10,605	592,925
Boston Scientific Corp.	*	305,415	4,046,749
C.R. Bard, Inc.		3,530	588,168
Cooper Cos., Inc. (The)		33,976	5,507,170
DENTSPLY International, Inc.		11,160	594,493
DexCom, Inc.	*	54,435	2,996,647
Edwards Lifesciences Corp.	*	4,652	592,572
Hill-Rom Holdings, Inc.		13,220	603,096
Hologic, Inc.	*	22,490	601,383
IDEXX Laboratories, Inc.	*	31,100	4,611,197
Intuitive Surgical, Inc.	*	1,101	582,363
ResMed, Inc.	†	10,618	595,245
Sirona Dental Systems, Inc.	*	6,802	594,291
St. Jude Medical, Inc.		9,170	596,325
Varian Medical Systems, Inc.	*	6,840	591,728
Zimmer Holdings, Inc.		5,342	605,890

			24,300,242

Health Care Providers & Services—3.7%
AmerisourceBergen Corp.		6,607	595,687
Brookdale Senior Living, Inc.	*	16,600	608,722
Cardinal Health, Inc.		7,345	592,962
Catamaran Corp.	*	11,652	602,991
Centene Corp.	*	5,729	594,957
Cigna Corp.		5,775	594,305
Community Health Systems, Inc.	*	52,500	2,830,800
DaVita HealthCare Partners, Inc.	*	163,164	12,358,041
Envision Healthcare Holdings, Inc.	*	296,927	10,300,398
HCA Holdings, Inc.	*	8,372	614,421
Henry Schein, Inc.	*	4,405	599,741
Laboratory Corp. of America Holdings	*	5,802	626,036
MEDNAX, Inc.	*	9,095	601,270

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Patterson Cos., Inc.		12,397	$596,296
Premier, Inc., Class A	*	122,790	4,117,149
Tenet Healthcare Corp.	*	11,770	596,386
Universal Health Services, Inc., Class B		5,517	613,821
VCA, Inc.	*	78,200	3,813,814

			41,257,797

Health Care Technology—0.6%
Allscripts Healthcare Solutions, Inc.	*	44,200	564,434
athenahealth, Inc.	*†	29,072	4,235,790
Cerner Corp.	*	9,186	593,967
IMS Health Holdings, Inc.	*	22,890	586,900
Veeva Systems, Inc., Class A	*	22,600	596,866

			6,577,957

Hotels, Restaurants & Leisure—3.0%
Aramark		19,802	616,832
Brinker International, Inc.		10,192	598,168
Chipotle Mexican Grill, Inc.	*	943	645,493
Choice Hotels International, Inc.		10,596	593,588
Domino’s Pizza, Inc.		55,445	5,221,256
Dunkin’ Brands Group, Inc.		13,453	573,770
Extended Stay America, Inc.		99,900	1,929,069
Hilton Worldwide Holdings, Inc.	*	24,095	628,639
Hyatt Hotels Corp., Class A	*	9,785	589,155
Krispy Kreme Doughnuts, Inc.	*	167,000	3,296,580
Marriott International, Inc., Class A		7,656	597,398
McDonald’s Corp.		88,300	8,273,710
MGM Resorts International	*	28,780	615,316
Norwegian Cruise Line Holdings Ltd.	*	12,696	593,665
Panera Bread Co., Class A	*	3,516	614,597
Restaurant Brands International LP	*†	197	7,434
Restaurant Brands International, Inc. (Canada)	*	15,339	598,825
SeaWorld Entertainment, Inc.		34,300	613,970
Six Flags Entertainment Corp.		14,116	609,105
Starwood Hotels & Resorts Worldwide, Inc.		7,158	580,299
Wyndham Worldwide Corp.		53,805	4,614,317
Wynn Resorts Ltd.		3,942	586,412

			32,997,598

Household Durables—1.0%
D.R. Horton, Inc.		24,299	614,522
GoPro, Inc., Class A	*†	9,800	619,556
Harman International Industries, Inc.		5,700	608,247
Jarden Corp.	*	12,648	605,586
Leggett & Platt, Inc.		14,293	609,025
Lennar Corp., Class A		13,925	623,979
Newell Rubbermaid, Inc.		15,890	605,250
NVR, Inc.	*	533	679,751

		Shares	Value
Tempur Sealy International, Inc.	*	78,803	$4,327,073
Tupperware Brands Corp.		9,582	603,666
Whirlpool Corp.		3,105	601,562

			10,498,217

Household Products—0.5%
Church & Dwight Co., Inc.		55,914	4,406,582
Clorox Co. (The)		5,670	590,871
Spectrum Brands Holdings, Inc.		6,220	595,130

			5,592,583

Independent Power and Renewable Electricity Producers—0.1%
Calpine Corp.	*	27,250	603,042

Industrial Conglomerates—1.3%
Carlisle Cos., Inc.		51,500	4,647,360
Koninklijke Philips NV NYRS (Netherlands)		318,628	9,240,212
Roper Industries, Inc.		3,805	594,912

			14,482,484

Insurance—3.4%
American Financial Group, Inc.		10,150	616,308
Aon plc (United Kingdom)		115,014	10,906,778
Arthur J. Gallagher & Co.		13,154	619,290
Assured Guaranty Ltd. (Bermuda)		142,400	3,700,976
Brown & Brown, Inc.		18,530	609,822
eHealth, Inc.	*	18,663	465,082
Erie Indemnity Co., Class A		6,679	606,253
Loews Corp.		227,700	9,567,954
Reinsurance Group of America, Inc.		6,800	595,816
RenaissanceRe Holdings Ltd. (Bermuda)		48,900	4,754,058
Travelers Cos., Inc. (The)		47,400	5,017,290

			37,459,627

Internet & Catalog Retail—1.1%
Expedia, Inc.		7,003	597,776
Groupon, Inc.	*	75,090	620,244
HomeAway, Inc.	*	81,946	2,440,352
Liberty Interactive Corp., Series A	*	21,053	619,379
Liberty TripAdvisor Holdings, Inc., Series A	*	22,326	600,569
Liberty Ventures, Series A	*	15,964	602,162
MakeMyTrip Ltd. (India)	*	103,828	2,698,490
Netflix, Inc.	*	1,788	610,799
TripAdvisor, Inc.	*	7,921	591,382
Vipshop Holdings Ltd. ADR (China)	*†	124,684	2,436,325
zulily, Inc., Class A	*†	25,560	598,104

			12,415,582

Internet Software & Services—2.2%
Akamai Technologies, Inc.	*	9,383	590,754
Cornerstone OnDemand, Inc.	*†	91,900	3,234,880
CoStar Group, Inc.	*	47,847	8,786,145
Equinix, Inc.		2,572	583,149

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
IAC/InterActiveCorp		9,862	$599,511
LinkedIn Corp., Class A	*	2,618	601,381
Pandora Media, Inc.	*	32,873	586,126
Rackspace Hosting, Inc.	*	12,659	592,568
Shutterstock, Inc.	*†	50,895	3,516,844
Twitter, Inc.	*	16,005	574,099
VeriSign, Inc.	*	10,731	611,667
Yelp, Inc.	*	61,946	3,390,304
Zillow, Inc., Class A	*	5,765	610,456

			24,277,884

IT Services—5.0%
Alliance Data Systems Corp.	*	46,056	13,174,319
Amdocs Ltd.		114,600	5,346,663
Booz Allen Hamilton Holding Corp.		22,231	589,788
Broadridge Financial Solutions, Inc.		13,066	603,388
Computer Sciences Corp.		9,390	592,040
DST Systems, Inc.		6,256	589,002
Euronet Worldwide, Inc.	*	52,082	2,859,302
Fidelity National Information Services, Inc.		9,409	585,240
Fiserv, Inc.	*	8,209	582,593
FleetCor Technologies, Inc.	*	4,006	595,732
Gartner, Inc.	*	105,464	8,881,124
Genpact Ltd. (Bermuda)	*	31,400	594,402
Global Payments, Inc.		54,531	4,402,288
Jack Henry & Associates, Inc.		9,494	589,957
NeuStar, Inc., Class A	*†	95,600	2,657,680
Paychex, Inc.		12,712	586,913
Sabre Corp.		29,631	600,620
Teradata Corp.	*	13,477	588,675
Total System Services, Inc.		17,518	594,911
Vantiv, Inc., Class A	*	260,966	8,851,967
VeriFone Systems, Inc.	*	15,755	586,086
Western Union Co. (The)		33,298	596,367

			55,049,057

Leisure Products—0.9%
Hasbro, Inc.		10,757	591,527
Mattel, Inc.		19,320	597,857
Polaris Industries, Inc.		57,140	8,641,854

			9,831,238

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.		14,606	597,970
Bio-Techne Corp.		6,407	592,007
Bruker Corp.	*	32,192	631,607
Charles River Laboratories International, Inc.	*	9,554	608,016
Covance, Inc.	*	5,801	602,376
Illumina, Inc.	*	3,243	598,593
Mettler-Toledo International, Inc.*		1,992	602,500
PerkinElmer, Inc.		13,630	596,040
Quintiles Transnational Holdings, Inc.	*	10,465	616,074
VWR Corp.	*	23,200	600,184
Waters Corp.	*	5,236	590,202

			6,635,569

		Shares	Value
Machinery—4.5%
Allison Transmission Holdings, Inc.		122,856	$4,164,818
Colfax Corp.	*	11,382	586,970
Crane Co.		10,240	601,088
Donaldson Co., Inc.		14,669	566,663
Dover Corp.		8,045	576,987
Flowserve Corp.		71,738	4,292,085
Graco, Inc.		51,289	4,112,352
IDEX Corp.		7,724	601,236
Ingersoll-Rand plc		9,323	590,985
ITT Corp.		14,805	599,010
Lincoln Electric Holdings, Inc.		8,492	586,712
Manitowoc Co., Inc. (The)		29,678	655,884
Middleby Corp. (The)	*	6,070	601,537
Navistar International Corp.	*	17,615	589,750
Nordson Corp.		7,773	605,983
PACCAR, Inc.		8,666	589,375
Pall Corp.		36,074	3,651,050
Parker-Hannifin Corp.		4,583	590,978
Pentair plc (United Kingdom)		8,885	590,142
Proto Labs, Inc.	*†	45,100	3,028,916
Snap-on, Inc.		32,676	4,468,116
Stanley Black & Decker, Inc.		6,240	599,539
Timken Co. (The)		13,935	594,746
Toro Co. (The)		9,544	609,003
Trinity Industries, Inc.		21,200	593,812
Valmont Industries, Inc.	†	4,435	563,245
WABCO Holdings, Inc.	*	62,815	6,581,756
Wabtec Corp.		74,741	6,494,245
Xylem, Inc.		15,601	593,930

			49,280,913

Marine—0.1%
Kirby Corp.	*	7,376	595,538

Media—3.0%
AMC Networks, Inc., Class A	*	9,468	603,774
Cablevision Systems Corp., Class A	†	29,505	608,983
Charter Communications, Inc., Class A	*	32,475	5,410,985
Cinemark Holdings, Inc.		149,994	5,336,787
Clear Channel Outdoor Holdings, Inc., Class A		61,244	648,574
Discovery Communications, Inc., Class A	*	17,165	591,334
Discovery Communications, Inc., Class C	*	85,065	2,868,392
DISH Network Corp., Class A	*	8,404	612,568
Interpublic Group of Cos., Inc. (The)		29,361	609,828
Lions Gate Entertainment Corp.	†	19,080	610,942
Live Nation Entertainment, Inc.	*	22,865	597,005
Markit Ltd. (United Kingdom)	*	141,400	3,737,202
Morningstar, Inc.		8,788	568,671
Omnicom Group, Inc.		7,789	603,414

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Regal Entertainment Group, Class A	†	28,576	$610,383
Scripps Networks Interactive, Inc., Class A		106,485	8,015,126
Sirius XM Holdings, Inc.	*	170,250	595,875
Starz, Class A	*	20,613	612,206

			33,242,049

Metals & Mining—0.5%
Carpenter Technology Corp.		12,805	630,646
Compass Minerals International, Inc.		7,072	614,062
Reliance Steel & Aluminum Co.		42,400	2,597,848
Tahoe Resources, Inc.		47,293	655,954
TimkenSteel Corp.		17,617	652,357

			5,150,867

Multiline Retail—0.5%
Big Lots, Inc.		15,656	626,553
Dillard’s, Inc., Class A		4,985	624,022
Dollar General Corp.	*	8,693	614,595
Dollar Tree, Inc.	*	8,649	608,717
Family Dollar Stores, Inc.		7,779	616,175
Kohl’s Corp.		9,705	592,393
Macy’s, Inc.		9,407	618,510
Nordstrom, Inc.		7,644	606,857
Sears Holdings Corp.	*†	18,259	602,182

			5,510,004

Oil, Gas & Consumable Fuels—5.4%
Antero Resources Corp.	*	13,925	565,076
Cabot Oil & Gas Corp.		18,572	549,917
Cheniere Energy, Inc.	*	8,421	592,838
Chesapeake Energy Corp.		567,350	11,103,040
Cimarex Energy Co.		5,300	561,800
Cobalt International Energy, Inc.	*	66,711	593,061
Concho Resources, Inc.	*	6,008	599,298
CONSOL Energy, Inc.		250,300	8,462,643
Continental Resources, Inc.	*	14,936	572,945
CVR Energy, Inc.	†	15,250	590,327
Delek US Holdings, Inc.		64,600	1,762,288
Diamondback Energy, Inc.	*	60,800	3,634,624
EP Energy Corp., Class A	*†	226,600	2,365,704
EQT Corp.		7,645	578,727
Gulfport Energy Corp.	*	14,500	605,230
HollyFrontier Corp.		15,975	598,743
Kosmos Energy Ltd. (Bermuda)	*	72,012	604,181
Laredo Petroleum, Inc.	*†	54,974	568,981
Memorial Resource Development Corp.	*	31,400	566,142
Murphy Oil Corp.		166,800	8,426,736
Noble Energy, Inc.		12,345	585,523
Oasis Petroleum, Inc.	*	34,075	563,601
ONEOK, Inc.		11,931	594,044
PBF Energy, Inc., Class A		23,330	621,511
QEP Resources, Inc.		30,455	615,800
Range Resources Corp.		70,357	3,760,582
Rice Energy, Inc.	*	79,795	1,673,301
Sanchez Energy Corp.	*†	110,364	1,025,282
SM Energy Co.		15,409	594,479

		Shares	Value
Southwestern Energy Co.	*	20,810	$567,905
Targa Resources Corp.		5,875	623,044
Teekay Corp. (Bermuda)		11,475	583,963
Tesoro Corp.		8,218	611,008
Ultra Petroleum Corp.	*†	43,650	574,434
Whiting Petroleum Corp.	*	76,520	2,525,160
World Fuel Services Corp.		12,651	593,711

			60,015,649

Paper & Forest Products—0.1%
International Paper Co.		11,027	590,827

Personal Products—0.2%
Avon Products, Inc.		64,858	609,017
Coty, Inc., Class A	*	29,714	613,891
Herbalife Ltd.	†	16,002	603,275
Nu Skin Enterprises, Inc., Class A	†	13,424	586,629

			2,412,812

Pharmaceuticals—1.5%
Actavis plc	*	1	257
Endo International plc (Ireland)	*	73,914	5,330,678
GW Pharmaceuticals plc ADR (United Kingdom)	*†	13,800	933,984
Jazz Pharmaceuticals plc (Ireland)	*	28,945	4,739,165
Mallinckrodt plc	*	6,142	608,242
Mylan, Inc.	*	10,703	603,328
Perrigo Co. plc (Ireland)		3,713	620,665
Salix Pharmaceuticals Ltd.	*	29,534	3,394,638
Zoetis, Inc.		13,986	601,818

			16,832,775

Professional Services—3.0%
Dun & Bradstreet Corp. (The)		5,073	613,630
Equifax, Inc.		82,702	6,688,111
IHS, Inc., Class A	*	59,583	6,785,312
Nielsen NV		224,497	10,041,751
Robert Half International, Inc.		10,223	596,819
Towers Watson & Co., Class A		31,300	3,542,221
Verisk Analytics, Inc., Class A	*	78,570	5,032,408

			33,300,252

Real Estate Investment Trusts (REITs)—1.2%
Apartment Investment & Management Co., Class A REIT		15,856	589,050
Boston Properties, Inc. REIT		4,464	574,472
Columbia Property Trust, Inc. REIT		23,425	593,824
Crown Castle International Corp. REIT		7,508	590,880
Equity LifeStyle Properties, Inc. REIT		11,802	608,393
Extra Space Storage, Inc. REIT		10,106	592,616
Federal Realty Investment Trust REIT		4,381	584,688

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Gaming and Leisure Properties, Inc. REIT		19,055	$559,074
Health Care REIT, Inc. REIT		7,823	591,966
Healthcare Trust of America, Inc., Class A REIT		22,363	602,446
Iron Mountain, Inc. REIT		15,249	589,526
Lamar Advertising Co., Class A REIT		11,095	595,136
NorthStar Realty Finance Corp. REIT		33,760	593,501
Omega Healthcare Investors, Inc. REIT		15,265	596,404
Outfront Media, Inc. REIT		22,370	600,411
Paramount Group, Inc. REIT	*	32,500	604,175
Plum Creek Timber Co., Inc. REIT		13,985	598,418
Rayonier, Inc. REIT		21,308	595,346
Tanger Factory Outlet Centers, Inc. REIT		16,277	601,598
Taubman Centers, Inc. REIT		8,184	625,421
Ventas, Inc. REIT		8,309	595,755
Vornado Realty Trust REIT		5,137	604,676
Weyerhaeuser Co. REIT		16,497	592,077

			13,679,853

Real Estate Management & Development—1.2%
CBRE Group, Inc., Class A	*	17,277	591,737
Cheung Kong Holdings Ltd. ADR (Hong Kong)		680,000	11,369,600
Howard Hughes Corp. (The)	*	4,590	598,628
Jones Lang LaSalle, Inc.		3,965	594,473
Realogy Holdings Corp.	*	13,866	616,898

			13,771,336

Road & Rail—2.4%
AMERCO		2,230	633,900
Avis Budget Group, Inc.	*	79,740	5,289,154
Genesee & Wyoming, Inc., Class A	*	53,240	4,787,341
Hertz Global Holdings, Inc.	*	24,644	614,622
J.B. Hunt Transport Services, Inc.		52,545	4,426,916
Kansas City Southern		4,975	607,099
Landstar System, Inc.		8,287	601,056
Old Dominion Freight Line, Inc.	*	79,075	6,139,383
Swift Transportation Co.	*	131,227	3,757,029

			26,856,500

Semiconductors & Semiconductor Equipment—1.7%
Advanced Micro Devices, Inc.	*†	225,825	602,953
Altera Corp.		16,643	614,792
Analog Devices, Inc.		10,639	590,677
Applied Materials, Inc.		23,688	590,305
Atmel Corp.	*	73,084	613,540
Avago Technologies Ltd. (Singapore)		5,963	599,818
Cree, Inc.	*†	18,550	597,681
Freescale Semiconductor Ltd.	*†	23,684	597,547

		Shares	Value
KLA-Tencor Corp.		8,255	$580,492
Lam Research Corp.		7,399	587,037
Linear Technology Corp.		13,438	612,773
Maxim Integrated Products, Inc.		19,649	626,214
Microchip Technology, Inc.		12,716	573,619
NVIDIA Corp.		29,225	585,961
NXP Semiconductors NV (Netherlands)	*	60,200	4,599,280
ON Semiconductor Corp.	*	59,300	600,709
Skyworks Solutions, Inc.		8,191	595,568
SunEdison, Inc.	*†	30,690	598,762
SunPower Corp.	*†	23,215	599,643
Teradyne, Inc.		30,600	605,574
Veeco Instruments, Inc.	*	69,800	2,434,624
Xilinx, Inc.		13,796	597,229

			19,004,798

Software—3.5%
Activision Blizzard, Inc.		27,980	563,797
ANSYS, Inc.	*	7,207	590,974
Autodesk, Inc.	*	9,953	597,777
Cadence Design Systems, Inc.	*	31,724	601,804
Citrix Systems, Inc.	*	9,278	591,936
CommVault Systems, Inc.	*	40,400	2,088,276
Electronic Arts, Inc.	*	12,625	593,564
FactSet Research Systems, Inc.	†	4,213	592,980
FireEye, Inc.	*†	18,720	591,178
FleetMatics Group plc (Ireland)	*	85,037	3,017,963
Fortinet, Inc.	*	19,456	596,521
Guidewire Software, Inc.	*	75,700	3,832,691
Informatica Corp.	*	15,553	593,114
Intuit, Inc.		6,315	582,180
NetSuite, Inc.	*	5,355	584,605
PTC, Inc.	*	16,275	596,479
Qlik Technologies, Inc.	*	103,000	3,181,670
Red Hat, Inc.	*	8,584	593,498
ServiceNow, Inc.	*	71,786	4,870,680
SolarWinds, Inc.	*	66,723	3,324,807
Solera Holdings, Inc.		104,465	5,346,519
Splunk, Inc.	*	9,760	575,352
Tableau Software, Inc., Class A	*	46,775	3,964,649
Workday, Inc., Class A	*	7,300	595,753

			39,068,767

Specialty Retail—5.0%
Aaron’s, Inc.		20,057	613,143
Abercrombie & Fitch Co., Class A		21,320	610,605
Advance Auto Parts, Inc.		23,750	3,782,900
AutoNation, Inc.	*	10,191	615,638
AutoZone, Inc.	*	948	586,916
Bed Bath & Beyond, Inc.	*	7,967	606,846
Best Buy Co., Inc.		15,204	592,652
Cabela’s, Inc.	*	11,765	620,133
CarMax, Inc.	*	8,944	595,492
Chico’s FAS, Inc.		37,562	608,880
CST Brands, Inc.		13,667	596,018
Dick’s Sporting Goods, Inc.		12,093	600,417
Foot Locker, Inc.		10,585	594,665
GameStop Corp., Class A	†	17,425	588,965

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Gap, Inc. (The)		14,015	$590,172
GNC Holdings, Inc., Class A		12,976	609,353
L Brands, Inc.		7,067	611,649
Lithia Motors, Inc., Class A		37,800	3,276,882
Michaels Cos., Inc. (The)	*	25,000	618,250
Murphy USA, Inc.	*	9,145	629,725
O’Reilly Automotive, Inc.	*	36,254	6,983,246
Penske Automotive Group, Inc.		12,082	592,864
PetSmart, Inc.		7,479	608,005
Restoration Hardware Holdings, Inc.	*†	38,038	3,652,028
Ross Stores, Inc.		54,173	5,106,347
Sally Beauty Holdings, Inc.	*	165,278	5,080,646
Signet Jewelers Ltd. (Bermuda)		4,648	611,537
Tiffany & Co.		33,254	3,553,522
Tractor Supply Co.		62,221	4,904,259
Ulta Salon Cosmetics & Fragrance, Inc.	*	4,706	601,615
Urban Outfitters, Inc.	*	17,423	612,070
Williams-Sonoma, Inc.		65,562	4,961,732

			55,217,172

Technology Hardware, Storage & Peripherals—0.8%
3D Systems Corp.	*†	19,300	634,391
Diebold, Inc.		16,695	578,315
NCR Corp.	*	20,360	593,290
NetApp, Inc.		14,164	587,098
Nimble Storage, Inc.	*†	124,572	3,425,730
SanDisk Corp.		5,990	586,900
Stratasys Ltd.	*	34,480	2,865,633

			9,271,357

Textiles, Apparel & Luxury Goods—2.0%
Carter’s, Inc.		59,075	5,157,838
Coach, Inc.		16,440	617,487
Deckers Outdoor Corp.	*	6,555	596,767
Fossil Group, Inc.	*	5,519	611,174
Hanesbrands, Inc.		43,681	4,875,673
Kate Spade & Co.	*	126,232	4,040,686
Michael Kors Holdings Ltd. (Hong Kong)	*	8,323	625,057
PVH Corp.		4,907	628,930
Ralph Lauren Corp.		3,240	599,919
Under Armour, Inc., Class A	*	54,004	3,666,872
V.F. Corp.		8,064	603,994

			22,024,397

Thrifts & Mortgage Finance—0.1%
Nationstar Mortgage Holdings, Inc.	*†	22,210	626,100
Ocwen Financial Corp.	*†	40,100	605,510

			1,231,610

Tobacco—0.1%
Lorillard, Inc.		9,460	595,412

Trading Companies & Distributors—0.8%
Air Lease Corp.		17,900	614,149
Fastenal Co.		13,113	623,654
HD Supply Holdings, Inc.	*	20,315	599,089
MRC Global, Inc.	*	37,887	573,988

		Shares	Value
MSC Industrial Direct Co., Inc., Class A	†	7,437	$604,256
NOW, Inc.	*†	21,620	556,283
United Rentals, Inc.	*	35,486	3,619,927
Veritiv Corp.	*	12,347	640,439
W.W. Grainger, Inc.		2,392	609,697

			8,441,482

Wireless Telecommunication Services—1.8%
SBA Communications Corp., Class A	*	182,275	20,188,779

TOTAL COMMON STOCKS
(Cost $857,364,486)			1,069,027,171

MONEY MARKET FUNDS—8.1%
Institutional Money Market Funds—8.1%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	8,700,000	8,700,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥35,945,442	35,945,442
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	9,418,319	9,418,319
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	8,700,000	8,700,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	8,700,000	8,700,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	8,700,000	8,700,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	8,700,000	8,700,000

TOTAL MONEY MARKET FUNDS
(Cost $88,863,761)			88,863,761

TOTAL INVESTMENTS—104.9%
(Cost $946,228,247)			1,157,890,932
Other assets less liabilities—(4.9%)			(53,715,223)

NET ASSETS—100.0%			$1,104,175,709

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—48.8%
Aerospace & Defense—0.6%
Astronics Corp.	*	14,100	$779,871
Astronics Corp., Class B	*	16,507	917,789

			1,697,660

Air Freight & Logistics—0.5%
Park-Ohio Holdings Corp.		24,884	1,568,439

Auto Components—0.5%
Standard Motor Products, Inc.		38,757	1,477,417

Banks—3.0%
Bank of Marin Bancorp		31,300	1,646,067
Blue Hills Bancorp, Inc.	*	90,500	1,228,990
Flushing Financial Corp.		71,094	1,441,075
Heritage Financial Corp./Washington		91,173	1,600,086
Trico Bancshares		59,357	1,466,118
Wintrust Financial Corp.		29,163	1,363,662

			8,745,998

Biotechnology—3.0%
Arena Pharmaceuticals, Inc.	*†	336,640	1,168,141
Bellicum Pharmaceuticals, Inc.	*†	800	18,432
Cara Therapeutics, Inc.	*†	153,862	1,534,004
Dicerna Pharmaceuticals, Inc.	*†	66,359	1,092,933
Ironwood Pharmaceuticals, Inc.	*	122,500	1,876,700
Trevena, Inc.	*	253,200	1,514,136
Zafgen, Inc.	*†	53,975	1,664,589

			8,868,935

Building Products—0.5%
Insteel Industries, Inc.		64,779	1,527,489

Capital Markets—1.4%
Alaris Royalty Corp. (Canada)		45,800	1,393,948
HFF, Inc., Class A		23,000	826,160
WisdomTree Investments, Inc.	†	110,790	1,736,633

			3,956,741

Chemicals—1.1%
Advanced Emissions Solutions, Inc.	*	76,200	1,736,598
Orion Engineered Carbons SA (Luxembourg)		91,000	1,546,090

			3,282,688

Commercial Services & Supplies—0.6%
Heritage-Crystal Clean, Inc.	*	143,000	1,763,190

Communications Equipment—1.3%
Calix, Inc.	*	142,338	1,426,227
Mitel Networks Corp. (Canada)	*	179,233	1,916,001
ParkerVision, Inc.	*†	622,671	566,568

			3,908,796

Construction & Engineering—0.5%
EMCOR Group, Inc.		31,235	1,389,645

Consumer Finance—0.5%
Regional Management Corp.	*	94,561	1,495,009

		Shares	Value

Containers & Packaging—0.6%
Myers Industries, Inc.		98,789	$1,738,686

Electric Utilities—0.9%
ALLETE, Inc.		26,109	1,439,650
Spark Energy, Inc., Class A	†	81,374	1,146,560

			2,586,210

Electrical Equipment—0.5%
Polypore International, Inc.	*†	30,567	1,438,177

Electronic Equipment, Instruments & Components—0.5%
Speed Commerce, Inc.	*†	474,620	1,466,576

Energy Equipment & Services—0.7%
C&J Energy Services, Inc.	*	70,445	930,578
Superior Drilling Products, Inc.	*	262,254	1,090,977

			2,021,555

Food Products—0.8%
Darling Ingredients, Inc.	*	62,276	1,130,932
Freshpet, Inc.	*†	65,200	1,112,312

			2,243,244

Health Care Equipment & Supplies—1.5%
Anika Therapeutics, Inc.	*	35,500	1,446,270
Globus Medical, Inc., Class A	*	60,999	1,449,946
Natus Medical, Inc.	*	41,157	1,483,299

			4,379,515

Health Care Providers & Services—0.6%
Ensign Group, Inc. (The)		40,893	1,815,240

Hotels, Restaurants & Leisure—1.0%
Del Frisco’s Restaurant Group, Inc.	*	57,165	1,357,097
Red Robin Gourmet Burgers, Inc.	*	21,335	1,642,262

			2,999,359

Household Durables—2.5%
iRobot Corp.	*†	40,500	1,406,160
LGI Homes, Inc.	*†	71,511	1,066,944
M/I Homes, Inc.	*	54,180	1,243,973
New Home Co., Inc. (The)	*	127,580	1,847,358
William Lyon Homes, Class A	*	83,500	1,692,545

			7,256,980

Independent Power and Renewable Electricity Producers—0.4%
Pattern Energy Group, Inc.	†	43,855	1,081,464

Insurance—0.9%
James River Group Holdings Ltd. (Bermuda)	*	47,000	1,069,720
Phoenix Cos., Inc. (The)	*	21,549	1,484,080

			2,553,800

Internet Software & Services—2.3%
Constant Contact, Inc.	*	41,646	1,528,408
Marchex, Inc., Class B		245,000	1,124,550
New Relic, Inc.	*	700	24,388
Perficient, Inc.	*	94,400	1,758,672
Textura Corp.	*†	41,264	1,174,786

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—(Continued)
Zix Corp.	*	335,100	$1,206,360

			6,817,164

IT Services—1.1%
ExlService Holdings, Inc.	*	57,382	1,647,437
Global Cash Access Holdings, Inc.	*	225,087	1,609,372

			3,256,809

Life Sciences Tools & Services—0.5%
Albany Molecular Research, Inc.	*†	84,422	1,374,390

Machinery—2.5%
Alamo Group, Inc.		14,200	687,848
Altra Industrial Motion Corp.		49,637	1,409,194
Luxfer Holdings plc ADR (United Kingdom)		78,159	1,166,914
Lydall, Inc.	*	45,922	1,507,160
NN, Inc.		51,300	1,054,728
Titan International, Inc.		139,500	1,482,885

			7,308,729

Metals & Mining—0.6%
Haynes International, Inc.		15,200	737,200
New Gold, Inc. (Canada)	*	177,898	764,961
Romarco Minerals, Inc. (Canada)	*	559,650	236,038

			1,738,199

Oil, Gas & Consumable Fuels—1.1%
Abraxas Petroleum Corp.	*	269,500	792,330
Contango Oil & Gas Co.	*	5,600	163,744
Karoon Gas Australia Ltd. (Australia)	*	455,718	891,631
Synergy Resources Corp.	*	120,019	1,505,038

			3,352,743

Pharmaceuticals—0.9%
Phibro Animal Health Corp., Class A		44,209	1,394,794
XenoPort, Inc.	*	143,700	1,260,249

			2,655,043

Real Estate Investment Trusts (REITs)—3.8%
Arbor Realty Trust, Inc. REIT		180,363	1,221,058
Armada Hoffler Properties, Inc. REIT		140,000	1,328,600
CareTrust REIT, Inc. REIT		106,448	1,312,504
Gladstone Commercial Corp. REIT		70,791	1,215,481
Medical Properties Trust, Inc. REIT		116,963	1,611,750
Pebblebrook Hotel Trust REIT		28,801	1,314,190
STAG Industrial, Inc. REIT		61,192	1,499,204
Summit Hotel Properties, Inc. REIT		122,573	1,524,808

			11,027,595

			Shares	Value

Real Estate Management & Development—0.3%
Marcus & Millichap, Inc.		*	26,701	$887,808

Road & Rail—0.6%
Celadon Group, Inc.			74,746	1,695,987

Semiconductors & Semiconductor Equipment—2.0%
Exar Corp.		*	157,968	1,611,274
Inphi Corp.		*	86,698	1,602,179
Integrated Silicon Solution, Inc.			74,822	1,239,800
Rambus, Inc.		*	121,610	1,348,655

				5,801,908

Software—2.6%
Digimarc Corp.		†	18,200	494,130
Ellie Mae, Inc.		*†	38,888	1,567,964
ePlus, Inc.		*	25,426	1,924,494
Kofax Ltd.		*†	167,502	1,177,539
SeaChange International, Inc.		*	103,439	659,941
Tangoe, Inc.		*	146,000	1,902,380

				7,726,448

Specialty Retail—1.6%
Destination Maternity Corp.			8,202	130,822
Express, Inc.		*	110,275	1,619,940
Finish Line, Inc. (The), Class A			43,156	1,049,122
Shoe Carnival, Inc.			76,450	1,964,001

				4,763,885

Thrifts & Mortgage Finance—2.0%
Clifton Bancorp, Inc.			100,923	1,371,544
EverBank Financial Corp.			77,449	1,476,178
Home Loan Servicing Solutions Ltd. (Cayman Islands)			72,291	1,411,120
WSFS Financial Corp.			20,118	1,546,873

				5,805,715

Trading Companies & Distributors—2.0%
Aceto Corp.			67,000	1,453,900
CAI International, Inc.		*	67,809	1,573,169
H&E Equipment Services, Inc.			45,413	1,275,651
Textainer Group Holdings Ltd. (Bermuda)			43,230	1,483,654

				5,786,374

Wireless Telecommunication Services—0.5%
Shenandoah Telecommunications Co.			47,500	1,484,375

TOTAL COMMON STOCKS
(Cost $122,949,133)				142,745,985

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—22.1%
Aerospace & Defense—0.1%
L-3 Communications Corp.
1.500%	05/28/2017		$360,000	356,667

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Airlines—0.1%
United Airlines Pass Through Trust, Series 2014-2, Class B
4.625%	09/03/2022		$250,000	$245,000

Auto Components—0.0%
Johnson Controls, Inc.
1.400%	11/02/2017		70,000	69,412

Automobiles—0.1%
Chrysler Group LLC/CG Co.-Issuer, Inc.
8.000%	06/15/2019		400,000	422,500

Banks—5.0%
Bank of America Corp.
3.875%	03/22/2017		70,000	73,280
3.700%	09/01/2015		425,000	432,486
0.782%	05/02/2017	#	100,000	99,139
Bank of America Corp. MTN
1.700%	08/25/2017		300,000	300,261
1.317%	03/22/2018	#	590,000	594,778
1.250%	01/11/2016		190,000	190,381
Bank of America Corp., Series 1
3.750%	07/12/2016		130,000	134,698
Banque Federative du Credit Mutuel SA (France)
1.083%	10/28/2016	#^	200,000	201,348
Barclays Bank plc (United Kingdom)
0.812%	02/17/2017	#	300,000	300,403
BB&T Corp. MTN
1.600%	08/15/2017		150,000	150,015
0.892%	02/01/2019	#	650,000	650,901
Capital One NA, Bank Note
1.500%	09/05/2017		360,000	357,332
Citigroup, Inc.
4.450%	01/10/2017		225,000	237,959
1.932%	05/15/2018	#	325,000	336,005
1.850%	11/24/2017		250,000	249,887
1.550%	08/14/2017		670,000	668,365
1.045%	04/01/2016	#	540,000	542,060
Compass Bank, Bank Note
1.850%	09/29/2017		250,000	249,098
Credit Agricole SA (France)
1.390%	04/15/2016	#^	440,000	444,114
1.031%	04/15/2019	#^	670,000	675,854
Discover Bank
2.000%	02/21/2018		650,000	648,795
Fifth Third Bancorp
5.450%	01/15/2017		245,000	263,040
Fifth Third Bank/Ohio, Bank Note
1.150%	11/18/2016		400,000	399,417
HSBC Bank plc (United Kingdom)
0.872%	05/15/2018	#^	360,000	361,737
Huntington National Bank (The)
1.375%	04/24/2017		250,000	248,022
0.658%	04/24/2017	#	250,000	249,883
Huntington National Bank (The), Bank Note
1.300%	11/20/2016		260,000	259,046
JPMorgan Chase & Co.
1.134%	01/25/2018	#	280,000	282,410
0.752%	02/15/2017	#	800,000	798,397
JPMorgan Chase & Co. MTN
1.875%	03/20/2015		105,000	105,319
1.350%	02/15/2017		640,000	640,317
1.100%	10/15/2015		250,000	250,498

Coupon Rate	Maturity Date		Face	Value

KeyBank NA, Bank Note
4.950%	09/15/2015		$200,000	$205,731
KeyCorp MTN
3.750%	08/13/2015		230,000	234,084
Macquarie Bank Ltd. (Australia)
1.600%	10/27/2017	^	420,000	417,525
Manufacturers & Traders Trust Co., Bank Note
1.400%	07/25/2017		410,000	409,656
1.250%	01/30/2017		380,000	379,336
PNC Bank NA, Bank Note
1.150%	11/01/2016		250,000	250,441
Regions Financial Corp.
2.000%	05/15/2018		370,000	366,666
SunTrust Bank, Bank Note
1.350%	02/15/2017		670,000	670,228
Wells Fargo & Co.
0.861%	04/23/2018	#	170,000	170,417

				14,499,329

Biotechnology—0.2%
Amgen, Inc.
1.250%	05/22/2017		630,000	625,395

Building Products—0.1%
Masco Corp.
4.800%	06/15/2015		165,000	167,561

Capital Markets—1.6%
Bank of New York Mellon Corp. (The) MTN
1.200%	02/20/2015		100,000	100,034
Goldman Sachs Group, Inc. (The)
3.625%	02/07/2016		1,225,000	1,257,257
Goldman Sachs Group, Inc. (The), Series 1
1.433%	04/30/2018	#	740,000	749,289
Macquarie Group Ltd. (Australia)
1.233%	01/31/2017	#^	670,000	676,657
Morgan Stanley
1.875%	01/05/2018		260,000	259,237
Morgan Stanley MTN
1.514%	04/25/2018	#	620,000	630,374
0.971%	07/23/2019	#	690,000	688,001
UBS AG MTN (Switzerland)
1.375%	08/14/2017		300,000	298,238

				4,659,087

Chemicals—0.2%
Ashland, Inc.
3.875%	04/15/2018		375,000	380,156
3.000%	03/15/2016		125,000	126,250

				506,406

Commercial Services & Supplies—0.2%
Mobile Mini, Inc.
7.875%	12/01/2020		430,000	449,350

Communications Equipment—0.3%
Cisco Systems, Inc.
1.100%	03/03/2017		500,000	500,478
0.515%	03/03/2017	#	460,000	460,327

				960,805

Consumer Finance—2.8%
Ally Financial, Inc.
3.250%	09/29/2017		400,000	401,000
American Express Co.
0.823%	05/22/2018	#	800,000	800,642

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
American Express Credit Corp.
0.743%	07/29/2016	#	$550,000	$552,275
American Express Credit Corp. MTN
1.750%	06/12/2015		100,000	100,561
Caterpillar Financial Services Corp.
0.700%	11/06/2015		150,000	150,291
Caterpillar Financial Services Corp. MTN
1.250%	08/18/2017		260,000	259,094
1.000%	11/25/2016		130,000	130,160
1.000%	03/03/2017		540,000	538,832
Ford Motor Credit Co. LLC
4.250%	02/03/2017		600,000	630,355
3.000%	06/12/2017		280,000	287,450
1.684%	09/08/2017		450,000	446,710
General Motors Financial Co., Inc.
3.000%	09/25/2017		310,000	313,884
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	160,000	160,464
HSBC USA, Inc.
1.135%	09/24/2018	#	400,000	403,871
International Lease Finance Corp.
4.875%	04/01/2015		210,000	211,916
3.875%	04/15/2018		435,000	435,816
2.191%	06/15/2016	#	560,000	561,400
John Deere Capital Corp.
1.050%	10/11/2016		240,000	240,444
John Deere Capital Corp. MTN
1.125%	06/12/2017		460,000	458,497
1.050%	12/15/2016		270,000	270,862
PACCAR Financial Corp. MTN
1.100%	06/06/2017		140,000	139,506
1.050%	06/05/2015		90,000	90,240
0.835%	12/06/2018	#	130,000	130,876
Synchrony Financial
1.875%	08/15/2017		415,000	416,062

				8,131,208

Containers & Packaging—0.2%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc. (Ireland)
3.241%	12/15/2019	#^	670,000	649,063

Diversified Financial Services—0.6%
General Electric Capital Corp. MTN
1.250%	05/15/2017		1,490,000	1,492,851
National Rural Utilities Cooperative Finance Corp.
1.100%	01/27/2017		360,000	358,972

				1,851,823

Diversified Telecommunication Services—0.7%
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%	12/15/2017		130,000	131,246
Verizon Communications, Inc.
1.991%	09/14/2018	#	280,000	291,531
1.771%	09/15/2016	#	400,000	407,422
1.350%	06/09/2017		450,000	448,184
1.013%	06/17/2019	#	120,000	120,753
0.700%	11/02/2015		210,000	209,949
Windstream Corp.
7.875%	11/01/2017		340,000	369,325

				1,978,410

Coupon Rate	Maturity Date		Face	Value

Electric Utilities—0.6%
Duke Energy Corp.
0.636%	04/03/2017	#	$200,000	$200,379
Georgia Power Co.
0.750%	08/10/2015		500,000	500,389
NextEra Energy Capital Holdings, Inc.
1.339%	09/01/2015		500,000	501,588
1.200%	06/01/2015		80,000	80,159
RJS Power Holdings LLC
5.125%	07/15/2019	^	475,000	471,438

				1,753,953

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp.
1.550%	09/15/2017		160,000	159,659

Energy Equipment & Services—0.3%
Cameron International Corp.
1.400%	06/15/2017		160,000	157,680
1.150%	12/15/2016		300,000	297,005
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc.
6.500%	11/15/2020		169,000	183,360
Nabors Industries, Inc.
2.350%	09/15/2016		200,000	197,909

				835,954

Food & Staples Retailing—0.8%
CVS Health Corp.
1.200%	12/05/2016		130,000	130,421
Kroger Co. (The)
2.200%	01/15/2017		500,000	508,201
0.758%	10/17/2016	#	800,000	799,054
Sysco Corp.
1.450%	10/02/2017		140,000	139,939
Walgreen Co.
1.000%	03/13/2015		210,000	210,205
Walgreens Boots Alliance, Inc.
2.700%	11/18/2019		90,000	90,559
1.750%	11/17/2017		120,000	120,381
0.682%	05/18/2016	#	210,000	210,065

				2,208,825

Food Products—0.5%
ConAgra Foods, Inc.
1.350%	09/10/2015		70,000	70,294
1.300%	01/25/2016		110,000	110,010
General Mills, Inc.
1.400%	10/20/2017	†	340,000	338,787
0.875%	01/29/2016		90,000	90,201
Kellogg Co.
1.125%	05/15/2015		350,000	350,969
Kraft Foods Group, Inc.
1.625%	06/04/2015		150,000	150,655
Want Want China Finance Ltd. (Virgin Islands, British)
1.875%	05/14/2018	^	290,000	284,507
Wm. Wrigley Jr. Co.
2.000%	10/20/2017	^	100,000	100,790
1.400%	10/21/2016	^	100,000	100,125

				1,596,338

Health Care Equipment & Supplies—0.6%
Becton Dickinson and Co.
1.800%	12/15/2017		150,000	150,660
0.691%	06/15/2016	#	610,000	610,365

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
CareFusion Corp.
1.450%	05/15/2017		$670,000	$665,642
Stryker Corp.
3.000%	01/15/2015		300,000	300,203

				1,726,870

Health Care Providers & Services—0.5%
Anthem, Inc.
2.375%	02/15/2017		465,000	473,888
1.250%	09/10/2015		190,000	190,801
Express Scripts Holding Co.
1.250%	06/02/2017		210,000	207,944
McKesson Corp.
1.292%	03/10/2017		200,000	199,085
UnitedHealth Group, Inc.
1.400%	10/15/2017		100,000	99,970
Ventas Realty LP
1.550%	09/26/2016		211,000	211,935
1.250%	04/17/2017		120,000	118,949

				1,502,572

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. MTN
0.750%	05/29/2015		190,000	190,316

Household Durables—0.1%
Whirlpool Corp.
1.650%	11/01/2017		170,000	169,552

Independent Power and Renewable Electricity Producers—0.2%
AES Corp.
3.234%	06/01/2019	#	430,000	420,325
TransAlta Corp. (Canada)
1.900%	06/03/2017		130,000	129,525

				549,850

Insurance—0.5%
Metropolitan Life Global Funding I
0.609%	04/10/2017	#^	690,000	692,249
Principal Life Global Funding II
1.000%	12/11/2015	^	230,000	230,641
Prudential Financial, Inc. MTN
1.012%	08/15/2018	#	300,000	302,080
TIAA Asset Management Finance Co. LLC
2.950%	11/01/2019	^	280,000	280,855

				1,505,825

Internet Software & Services—0.3%
Alibaba Group Holding Ltd. (Cayman Islands)
1.625%	11/28/2017	^	200,000	199,234
eBay, Inc.
0.700%	07/15/2015		220,000	220,147
IAC/InterActiveCorp
4.875%	11/30/2018		150,000	153,375
Tencent Holdings Ltd. (Cayman Islands)
2.000%	05/02/2017	^	300,000	299,517

				872,273

IT Services—0.1%
Computer Sciences Corp.
2.500%	09/15/2015		100,000	100,920

Coupon Rate	Maturity Date		Face	Value

Fidelity National Information Services, Inc.
2.000%	04/15/2018		$150,000	$149,308
1.450%	06/05/2017		70,000	69,649

				319,877

Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.
1.300%	02/01/2017		180,000	179,083

Marine—0.1%
AP Moeller—Maersk A/S (Denmark)
2.550%	09/22/2019	^	350,000	351,369

Media—0.2%
DISH DBS Corp.
4.625%	07/15/2017		245,000	253,881
NBCUniversal Enterprise, Inc.
0.916%	04/15/2018	#^	240,000	242,192

				496,073

Metals & Mining—0.8%
ArcelorMittal (Luxembourg)
4.250%	08/05/2015		350,000	355,687
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^†	280,000	268,625
Freeport-McMoRan, Inc.
2.300%	11/14/2017		230,000	230,434
2.150%	03/01/2017		80,000	80,174
Glencore Finance Canada Ltd. (Canada)
2.700%	10/25/2017	^	800,000	809,910
Glencore Funding LLC
1.591%	01/15/2019	#^	600,000	610,729

				2,355,559

Multi-Utilities—0.2%
Dominion Resources, Inc.
1.250%	03/15/2017		540,000	538,248

Oil, Gas & Consumable Fuels—0.9%
CNOOC Nexen Finance 2014 ULC (Canada)
1.625%	04/30/2017		260,000	258,877
DCP Midstream Operating LP
3.250%	10/01/2015		200,000	202,917
Enterprise Products Operating LLC
1.250%	08/13/2015		100,000	100,279
Hess Corp.
1.300%	06/15/2017		180,000	177,450
Kinder Morgan, Inc.
3.050%	12/01/2019		110,000	109,249
2.000%	12/01/2017		110,000	109,396
Marathon Oil Corp.
0.900%	11/01/2015		220,000	219,403
Murphy Oil Corp.
2.500%	12/01/2017		250,000	248,673
Phillips 66
1.950%	03/05/2015		230,000	230,591
Rockies Express Pipeline LLC
3.900%	04/15/2015	^†	290,000	289,275
Sabine Pass LNG LP
7.500%	11/30/2016		370,000	386,650
WPX Energy, Inc.
5.250%	01/15/2017		355,000	360,325

				2,693,085

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Pharmaceuticals—0.7%
AbbVie, Inc.
1.750%	11/06/2017		$520,000	$521,489
1.200%	11/06/2015		520,000	521,636
Actavis Funding SCS (Luxembourg)
1.300%	06/15/2017		300,000	294,711
Merck & Co., Inc.
0.592%	05/18/2018	#	470,000	471,185
Mylan, Inc.
1.800%	06/24/2016		80,000	80,512
1.350%	11/29/2016		150,000	149,331

				2,038,864

Real Estate Investment Trusts (REITs)—0.8%
ARC Properties Operating Partnership LP
2.000%	02/06/2017	†	330,000	314,828
Digital Realty Trust LP
4.500%	07/15/2015		550,000	555,260
Health Care REIT, Inc.
3.625%	03/15/2016		375,000	386,069
Healthcare Realty Trust, Inc.
6.500%	01/17/2017		265,000	289,523
Liberty Property LP
6.625%	10/01/2017		385,000	431,702
Vornado Realty LP
4.250%	04/01/2015		470,000	470,000

				2,447,382

Real Estate Management & Development—0.1%
WEA Finance LLC/Westfield UK & Europe Finance plc
1.750%	09/15/2017	^	240,000	238,864

Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017	†	165,000	170,775
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.125%	05/11/2015	^	300,000	302,456
2.500%	03/15/2016	^	230,000	233,234
2.500%	06/15/2019	^	110,000	109,443

				815,908

Semiconductors & Semiconductor Equipment—0.1%
TSMC Global Ltd. (Virgin Islands, British)
1.625%	04/03/2018	^	200,000	196,612

Software—0.0%
Autodesk, Inc.
1.950%	12/15/2017		150,000	150,573

Specialty Retail—0.1%
AutoZone, Inc.
1.300%	01/13/2017		220,000	219,287

Technology Hardware, Storage & Peripherals—0.3%
Hewlett-Packard Co.
1.170%	01/14/2019	#	580,000	570,635
Seagate HDD Cayman (Cayman Islands)
3.750%	11/15/2018	^	350,000	360,062

				930,697

Thrifts & Mortgage Finance—0.3%
Astoria Financial Corp.
5.000%	06/19/2017		240,000	253,604

Coupon Rate	Maturity Date		Face	Value

BPCE SA MTN (France)
1.484%	04/25/2016	#	$350,000	$353,975
0.862%	06/23/2017	#	350,000	350,194

				957,773

Tobacco—0.0%
Reynolds American, Inc.
1.050%	10/30/2015		100,000	100,129

Trading Companies & Distributors—0.2%
Air Lease Corp.
4.500%	01/15/2016		600,000	618,000
GATX Corp.
1.250%	03/04/2017		100,000	99,082

				717,082

Wireless Telecommunication Services—0.0%
SBA Communications Corp.
5.625%	10/01/2019		150,000	154,125

TOTAL CORPORATE OBLIGATIONS
(Cost $64,470,952)				64,544,593

MORTGAGE-BACKED SECURITIES—3.9%
Commercial Mortgage-Backed Securities—1.5%
American Homes 4 Rent, Series 2014-SFR1, Class A
1.250%	06/17/2031	#^	297,322	294,127
Colony American Homes, Series 2014-1A, Class A
1.400%	05/17/2031	#^	306,125	304,862
Colony American Homes, Series 2014-2A, Class A
1.112%	07/17/2031	#^	476,784	470,161
Hilton USA Trust, Series 2013-HLF, Class AFL
1.157%	11/05/2030	#^	601,134	601,418
Invitation Homes Trust, Series 2013-SFR1, Class A
1.400%	12/17/2030	#^	393,123	392,039
Invitation Homes Trust, Series 2014-SFR1, Class A
1.162%	06/17/2031	#^	1,270,000	1,256,329
Invitation Homes Trust, Series 2014-SFR2, Class A
1.262%	09/17/2031	#^	770,000	762,462
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020		178,193	178,619

				4,260,017

Non-Agency Mortgage-Backed Securities—1.1%
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR2, Class AD
1.550%	04/25/2043	#^	523,871	492,937
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR3, Class A3
1.550%	05/25/2043	#^	268,212	255,608
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1
1.620%	11/25/2023	#	396,096	395,050
GSAMP Trust, Series 2004-SEA2, Class M1
0.820%	03/25/2034	#	427,395	428,035
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	268,670	273,769
Sequoia Mortgage Trust, Series 2013-1, Class 1A1
1.450%	02/25/2043	#	300,178	287,540
Sequoia Mortgage Trust, Series 2013-4, Class A3
1.550%	04/25/2043	#	384,475	361,573
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	190,930	191,267

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-BACKED SECURITIES—(Continued)
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.270%	06/25/2058	#^	$393,507	$393,141
Springleaf Mortgage Loan Trust, Series 2013-2A, Class A
1.780%	12/25/2065	#^	217,090	217,253
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 1A1
2.274%	10/25/2036	#	76,610	68,181

				3,364,354

U.S. Government Agency Mortgage-Backed Securities—1.3%
Federal National Mortgage Association Connecticut Avenue Securities, Series 2013-C01, Class M1
2.170%	10/25/2023	#	571,312	574,260
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C01, Class M1
1.770%	01/25/2024	#	589,678	588,779
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C02, Class 1M1
1.120%	05/25/2024	#	522,560	513,053
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C02, Class 2M1
1.120%	05/25/2024	#	301,662	295,994
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C03, Class 1M1
1.370%	07/25/2024	#	1,258,522	1,247,311
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.607%	10/07/2020	#	412,580	415,135
National Credit Union Administration Guaranteed Notes, Series 2011-R6, Class 1A
0.537%	05/07/2020	#	279,450	279,565

				3,914,097

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $11,679,118)				11,538,468

U.S. TREASURY OBLIGATIONS—17.5%
U.S. Treasury Notes—17.5%
U.S. Treasury Note
1.000%	09/15/2017		270,000	270,169
0.875%	04/30/2017 - 11/15/2017		7,100,000	7,099,968
0.750%	01/15/2017		8,910,000	8,916,959
0.500%	06/15/2016	‡‡	7,325,000	7,331,292
0.500%	08/31/2016		4,810,000	4,808,499
0.375%	01/15/2016 - 10/31/2016		22,760,000	22,724,808

				51,151,695

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $51,150,360)				51,151,695

GOVERNMENT RELATED OBLIGATIONS—1.5%
U.S. Government Agencies—1.0%
Federal Home Loan Bank, Series 3823
0.500%	09/28/2016		1,340,000	1,336,795

Coupon Rate	Maturity Date		Face	Value

Federal Home Loan Mortgage Corp., Series 1
1.000%	07/28/2017		$1,300,000	$1,300,007
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		180,000	180,923

				2,817,725

Non-U.S. Government Agencies—0.2%
Korea Expressway Corp. (Korea, Republic of)
1.625%	04/28/2017	^	300,000	298,698
Petrobras International Finance Co. SA (Luxembourg)
3.500%	02/06/2017		160,000	153,186

				451,884

Sovereign Debt—0.2%
Instituto de Credito Oficial (Spain)
1.125%	04/01/2016	^	710,000	710,935
Panama Government International Bond (Panama)
7.250%	03/15/2015		23,000	23,345

				734,280

U.S. Municipal Bonds—0.1%
California Earthquake Authority Revenue Bonds (California)
1.824%	07/01/2017		240,000	239,906

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $4,251,161)				4,243,795

ASSET-BACKED SECURITIES—3.5%
Automobiles—2.4%
Ally Master Owner Trust
Series 2013-2, Class A
0.611%	04/15/2018	#	600,000	599,804
Ally Master Owner Trust
Series 2013-1, Class A1
0.611%	02/15/2018	#	500,000	500,699
Capital Auto Receivables Asset Trust
Series 2013-1, Class C
1.740%	10/22/2018		120,000	120,449
Capital Auto Receivables Asset Trust
Series 2013-1, Class B
1.290%	04/20/2018		120,000	119,710
Chrysler Capital Auto Receivables Trust
Series 2014-AA, Class A3
0.830%	09/17/2018	^	865,000	864,321
Enterprise Fleet Financing LLC
Series 2012-1, Class A2
1.140%	11/20/2017	^	91,507	91,570
Hyundai Auto Lease Securitization Trust
Series 2014-A, Class A3
0.750%	04/17/2017	^	1,870,000	1,867,853
Nissan Master Owner Trust Receivables
Series 2013-A, Class A
0.461%	02/15/2018	#	1,250,000	1,248,895
Porsche Financial Auto Securitization Trust
Series 2014-1, Class A3
0.670%	01/23/2018	^	1,590,000	1,589,531

				7,002,832

Credit Card—0.5%
Discover Card Execution Note Trust
Series 2012-A1, Class A1
0.810%	08/15/2017		600,000	600,296

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—(Continued)
Synchrony Credit Card Master Note Trust
Series 2012-1, Class A
1.030%	01/15/2018		$750,000	$750,153

				1,350,449

Other—0.2%
CenterPoint Energy Transition Bond Co. IV LLC
Series 2012-1, Class A1
0.901%	04/15/2018		480,796	481,639
GreatAmerica Leasing Receivables Funding LLC
Series 2013-1, Class C
1.830%	06/17/2019	^	100,000	99,696

				581,335

Student Loan—0.4%
Missouri Higher Education Loan Authority
Series 2012-1, Class A1
1.000%	01/26/2026	#	449,803	451,926
National Credit Union Administration Guaranteed Notes
Series 2010-A1, Class A
0.512%	12/07/2020	#	576,762	577,414
Nelnet Student Loan Trust
Series 2014-2A, Class A1
0.449%	06/25/2021	#^	262,878	262,817

				1,292,157

TOTAL ASSET-BACKED SECURITIES
(Cost $10,226,361)				10,226,773

			Shares	Value
MONEY MARKET FUNDS—10.1%
Institutional Money Market Funds—10.1%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	2,600,000	2,600,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%			¥13,692,175	13,692,174
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		††¥	2,971,927	2,971,927
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%		††¥	2,600,000	2,600,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%		††¥	2,600,000	2,600,000

		Shares	Value

Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	2,600,000	$2,600,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	2,600,000	2,600,000

TOTAL MONEY MARKET FUNDS
(Cost $29,664,101)			29,664,101

TOTAL INVESTMENTS—107.4%
(Cost $294,391,186)			314,115,410
Other assets less liabilities—(7.4%)			(21,555,289)

NET ASSETS—100.0%			$292,560,121

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
MTN	Medium Term Note
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
*	Non-income producing.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $21,675,914, which represents 7.4% of Net Assets. The illiquid 144A securities represented 0.0% of Net Assets, and 0.0% of total 144A securities held.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—97.1%
Australia—3.6%
Beach Energy Ltd.		1,797,200	$1,523,946
BHP Billiton Ltd.		80,000	1,891,411
BHP Billiton plc		106,000	2,271,722
Cochlear Ltd.		43,600	2,750,588
CSL Ltd.		134,400	9,441,026
Fortescue Metals Group Ltd.	†	596,600	1,309,919
GPT Group (The) REIT		1,119,500	3,961,964
Insurance Australia Group Ltd.		596,700	3,029,754
Investa Office Fund REIT		1,282,300	3,785,639
Oil Search Ltd.		166,000	1,064,490
QBE Insurance Group Ltd.		688,159	6,248,751
Stockland REIT		1,077,200	3,599,878
Suncorp Group Ltd.		225,000	2,570,353
Telstra Corp. Ltd.		532,300	2,584,225
Woodside Petroleum Ltd.		122,000	3,773,133
Woolworths Ltd.	†	164,200	4,080,307

			53,887,106

Austria—0.5%
OMV AG		42,800	1,136,479
Voestalpine AG		88,400	3,492,957
Zumtobel Group AG		97,900	2,201,441

			6,830,877

Belgium—1.0%
AGFA-Gevaert NV	*	540,671	1,367,516
Anheuser-Busch InBev NV		74,688	8,405,490
Telenet Group Holding NV	*	39,358	2,208,681
UCB SA		33,921	2,579,266

			14,560,953

Brazil—1.2%
Ambev SA ADR		72,524	451,099
CCR SA		544,300	3,155,392
Cia Brasileira de Distribuicao (Preference) ADR		26,500	975,995
Cia Hering		62,900	479,168
Cielo SA		213,980	3,354,355
CPFL Energia SA ADR		136,300	1,849,591
EcoRodovias Infraestrutura e Logistica SA		269,700	1,081,560
Natura Cosmeticos SA		67,000	802,780
Petroleo Brasileiro SA		198,500	748,240
Souza Cruz SA		165,000	1,199,233
TOTVS SA		86,600	1,140,245
Vale SA ADR		18,700	152,966
Vale SA ADR		29,100	238,038
Vale SA (Preference) ADR		289,900	2,104,674

			17,733,336

Canada—2.3%
BCE, Inc.		135,400	6,209,427
Canadian Natural Resources Ltd.		65,000	2,009,640
Canfor Corp.	*	129,600	3,306,373
CI Financial Corp.		104,200	2,896,039
Encana Corp.		154,700	2,153,123
Gluskin Sheff + Associates, Inc.		115,300	2,748,026
Husky Energy, Inc.		154,800	3,664,142

		Shares	Value

Stantec, Inc.		99,400	$2,731,832
Suncor Energy, Inc.		217,300	6,901,678
Western Forest Products, Inc.		1,068,500	2,483,173

			35,103,453

Chile—0.1%
Enersis SA ADR		132,300	2,120,769

China—3.0%
AAC Technologies Holdings, Inc.		222,000	1,180,653
Alibaba Group Holding Ltd. ADR	*	7,346	763,543
Baidu, Inc. ADR	*	69,920	15,939,662
China Shenhua Energy Co. Ltd., H Shares		1,947,366	5,746,506
CNOOC Ltd.		4,358,000	5,892,754
ENN Energy Holdings Ltd.		206,000	1,165,407
Hengan International Group Co. Ltd.		319,500	3,331,174
Industrial & Commercial Bank of China Ltd., H Shares		2,664,000	1,945,232
Mindray Medical International Ltd. ADR		13,200	348,480
Mindray Medical International Ltd. ADR		78,900	2,082,960
Ping An Insurance Group Co. of China Ltd., H Shares		169,064	1,711,865
Tencent Holdings Ltd.		398,900	5,771,657

			45,879,893

Denmark—1.5%
A.P. Moller-Maersk A/S, Class A		1,467	2,807,289
A.P. Moller-Maersk A/S, Class B		1,555	3,092,820
Chr Hansen Holding A/S		63,510	2,813,708
Coloplast A/S, Class B		32,245	2,698,406
DSV A/S		88,688	2,700,461
Novo Nordisk A/S, Class B		138,500	5,858,520
Rockwool International A/S, Class B		3,242	364,372
Vestas Wind Systems A/S	*	81,327	2,953,531

			23,289,107

Faroe Islands—0.2%
Bakkafrost P/F		159,100	3,574,652

Finland—0.8%
Huhtamaki Oyj		134,500	3,538,558
Kone Oyj, Class B		125,500	5,713,731
Nokia Oyj		370,800	2,932,586

			12,184,875

France—6.9%
Air Liquide SA		43,230	5,349,267
AXA SA		86,100	1,984,006
Cie de Saint-Gobain		248,750	10,537,261
Danone SA		71,377	4,666,489
Essilor International SA		51,100	5,698,637
Etablissements Maurel et Prom	*	170,300	1,591,601

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)
Eurazeo SA		46,500	$3,256,676
Ipsen SA		42,200	2,184,333
L’Oreal SA		43,065	7,207,870
LVMH Moet Hennessy Louis Vuitton SA		45,075	7,139,957
Orange SA		756,222	12,860,851
Pernod Ricard SA		9,372	1,041,582
Publicis Groupe SA		181	12,980
Sanofi		145,874	13,299,401
Schneider Electric SE		34,575	2,518,071
Total SA		269,908	13,827,932
UBISOFT Entertainment	*	122,200	2,227,762
Valeo SA		31,400	3,907,109
Vinci SA		29,041	1,585,712
Zodiac Aerospace	†	134,641	4,533,066

			105,430,563

Germany—7.1%
adidas AG		78,000	5,416,752
Allianz SE (Registered)		15,409	2,552,134
BASF SE		32,224	2,702,979
Bayer AG (Registered)		108,145	14,741,078
Beiersdorf AG		40,215	3,265,218
Continental AG		19,632	4,140,836
Daimler AG (Registered)		101,520	8,431,647
Deutsche Post AG (Registered)		117,485	3,813,787
Deutsche Telekom AG (Registered)		885,489	14,168,125
Duerr AG		44,064	3,872,347
Fresenius SE & Co. KGaA		56,670	2,946,502
Krones AG		37,936	3,688,829
Linde AG		46,740	8,609,621
Merck KGaA		31,000	2,917,360
MTU Aero Engines AG		11,994	1,042,346
RWE AG		180,508	5,571,319
SAP SE		247,866	17,308,081
Siemens AG (Registered)		28,279	3,173,013

			108,361,974

Hong Kong—4.7%
AIA Group Ltd.		2,932,400	16,173,558
ASM Pacific Technology Ltd.		105,500	1,004,512
Beijing Enterprises Holdings Ltd.		761,000	5,951,560
Belle International Holdings Ltd.	†	2,259,837	2,538,361
Cheung Kong Holdings Ltd.		209,000	3,500,086
China Mobile Ltd.		1,239,734	14,520,691
China Resources Power Holdings Co. Ltd.		1,376,000	3,509,798
CLP Holdings Ltd.		801,500	6,940,515
Hang Lung Properties Ltd.		1,740,000	4,854,091
HKT Trust & HKT Ltd. (STAPLED SECURITY)		2,227,000	2,896,119
Hong Kong & China Gas Co. Ltd.		2,698,182	6,147,385
Hopewell Holdings Ltd.		331,000	1,204,882
Sino Land Co. Ltd.		1,297,000	2,082,081

			71,323,639

		Shares	Value

India—0.9%
Axis Bank Ltd. GDR		48,446	$1,875,066
ICICI Bank Ltd. ADR		164,700	1,902,285
Infosys Ltd. ADR		147,500	4,640,350
Larsen & Toubro Ltd. GDR		77,273	1,791,304
Tata Motors Ltd. ADR		88,600	3,746,008

			13,955,013

Indonesia—0.6%
Bank Mandiri Persero Tbk PT		1,753,900	1,525,258
Bank Rakyat Indonesia Persero Tbk PT		1,909,000	1,794,423
Bumitama Agri Ltd.		560,000	441,235
Global Mediacom Tbk PT		4,581,500	524,939
Perusahaan Gas Negara Persero Tbk PT		4,917,200	2,379,547
Semen Indonesia Persero Tbk PT		839,000	1,095,321
Telekomunikasi Indonesia Persero Tbk PT ADR		28,900	1,307,147

			9,067,870

Ireland—1.2%
Covidien plc		97,451	9,967,288
Experian plc		334,300	5,635,279
Smurfit Kappa Group plc		123,900	2,777,703

			18,380,270

Israel—1.1%
Teva Pharmaceutical Industries Ltd.		66,268	3,798,806
Teva Pharmaceutical Industries Ltd. ADR		200	11,502
Teva Pharmaceutical Industries Ltd. ADR		214,000	12,307,140

			16,117,448

Italy—1.9%
A2A SpA		3,212,900	3,255,591
ACEA SpA		240,538	2,598,081
Assicurazioni Generali SpA		157,000	3,223,657
Eni SpA		510,796	8,947,354
Industria Macchine Automatiche SpA		44,800	1,957,822
Recordati SpA		213,900	3,316,167
Snam SpA		585,000	2,895,294
Telecom Italia SpA RSP		3,819,900	3,193,610

			29,387,576

Japan—16.6%
Aeon Mall Co. Ltd.		52,100	923,263
Aisin Seiki Co. Ltd.		75,300	2,705,410
Bridgestone Corp.		77,334	2,682,093
Canon, Inc.		387,700	12,322,563
Daikin Industries Ltd.	†	93,600	6,002,014
Daito Trust Construction Co. Ltd.		83,100	9,426,686
Daiwa House Industry Co. Ltd.		175,000	3,305,968
Denso Corp.		97,100	4,525,621
FANUC Corp.		29,700	4,896,948
FUJIFILM Holdings Corp.		133,400	4,070,509
Honda Motor Co. Ltd.	†	542,100	15,904,285

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)
IHI Corp.		1,219,000	$6,173,575
INPEX Corp.		392,000	4,364,125
Japan Airlines Co. Ltd.		80,800	2,395,644
JFE Holdings, Inc.		106,200	2,368,354
Kao Corp.		235,900	9,302,613
Kawasaki Heavy Industries Ltd.		263,930	1,200,233
KDDI Corp.		62,300	3,913,938
Keyence Corp.		13,892	6,190,203
Komatsu Ltd.		243,700	5,387,703
Komori Corp.		235,700	2,679,717
Kuroda Electric Co. Ltd.		179,800	2,478,093
Kyowa Exeo Corp.		189,200	2,017,761
Lintec Corp.		110,400	2,440,385
LIXIL Group Corp.		104,600	2,201,385
Medipal Holdings Corp.		204,900	2,393,169
Mitsubishi Corp.		126,800	2,320,456
Mitsui & Co. Ltd.		245,100	3,282,657
MS&AD Insurance Group Holdings, Inc.		148,600	3,521,555
NGK Insulators Ltd.		185,000	3,792,186
Nippon Telegraph & Telephone Corp.		65,727	3,357,508
Nissan Motor Co. Ltd.		390,600	3,406,723
NTT DOCOMO, Inc.		564,800	8,225,215
Olympus Corp.	*†	197,500	6,918,493
Ono Pharmaceutical Co. Ltd.		14,500	1,283,765
ORIX Corp.		258,000	3,246,362
Paltac Corp.		219,000	2,523,009
Panasonic Corp.		277,100	3,263,805
Seiko Epson Corp.		86,400	3,615,341
Seven & i Holdings Co. Ltd.		279,400	10,050,394
Shimamura Co. Ltd.		44,700	3,857,474
Shin-Etsu Chemical Co. Ltd.		91,300	5,943,609
Showa Corp.	†	225,400	2,082,103
SoftBank Corp.		68,355	4,068,715
Sompo Japan Nipponkoa Holdings, Inc.		98,600	2,479,565
Sumitomo Rubber Industries Ltd.		268,300	3,988,566
T&D Holdings, Inc.		256,800	3,078,481
Takeda Pharmaceutical Co. Ltd.		294,300	12,183,374
Tokai Rika Co. Ltd.		135,100	2,835,889
Tokio Marine Holdings, Inc.		567,500	18,431,094
Toyoda Gosei Co. Ltd.		124,200	2,498,189
Toyota Motor Corp.		144,900	9,029,790

			251,556,576

Kazakhstan—0.1%
KazMunaiGas Exploration Production JSC GDR		92,845	1,355,634

Korea, Republic of—2.5%
Dongbu Insurance Co. Ltd.	*	45,344	2,264,380
Hankook Tire Worldwide Co. Ltd.	*	196,398	4,347,920
Hanwha Corp.	*	162,276	4,588,057
Hyundai Marine & Fire Insurance Co. Ltd.	*	71,640	1,694,991

		Shares	Value

Hyundai Mobis Co. Ltd.	*	18,853	$4,033,539
Hyundai Motor Co.		8,297	1,267,418
Korea Electric Power Corp.	*	93,339	3,596,633
Korea Gas Corp.	*	35,896	1,614,183
LG Display Co. Ltd.		114,559	3,474,503
LG Electronics, Inc.		53,904	2,887,433
LG Household & Health Care Ltd.		2,000	1,135,106
NAVER Corp.		1,456	932,473
Orion Corp.	*	31	28,623
Samsung Electronics Co. Ltd.		2,049	2,463,399
Samsung Electronics Co. Ltd. GDR		2,080	1,248,515
SK Holdings Co. Ltd.	*	14,814	2,198,810

			37,775,983

Luxembourg—0.1%
Millicom International Cellular SA SDR		10,000	740,951
Tenaris SA ADR		23,100	697,851

			1,438,802

Macau—0.2%
MGM China Holdings Ltd.		602,200	1,520,504
Sands China Ltd.		432,400	2,104,986

			3,625,490

Malaysia—0.7%
AMMB Holdings Bhd		1,652,400	3,103,190
Genting Malaysia Bhd		1,286,000	1,493,331
Guinness Anchor Bhd		227,000	795,560
Tenaga Nasional Bhd		942,400	3,711,600
Top Glove Corp. Bhd		830,700	1,073,471

			10,177,152

Mexico—1.2%
America Movil SAB de CV, Series L ADR		44,900	995,882
Coca-Cola Femsa SAB de CV ADR		11,700	1,012,284
Fibra Uno Administracion SA de CV REIT		1,319,100	3,887,450
Grupo Financiero Santander Mexico SAB de CV, Class B ADR		135,600	1,404,816
Grupo Financiero Santander Mexico SAB de CV, Class B ADR		43,800	453,768
Grupo Televisa SAB ADR	*	222,592	7,581,484
Kimberly-Clark de Mexico SAB de CV, Class A		504,300	1,096,873
Wal-Mart de Mexico SAB de CV, Series V		565,200	1,215,158

			17,647,715

Netherlands—2.9%
ASML Holding NV		81,203	8,773,779
Heineken Holding NV		52,400	3,280,321
Koninklijke Ahold NV		768,633	13,660,812
Royal Dutch Shell plc, Class A		395,768	13,190,614
Royal Dutch Shell plc, Class A		79,200	2,643,132

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)
Royal Dutch Shell plc, Class B		81,100	$2,802,090

			44,350,748

New Zealand—0.3%
Air New Zealand Ltd.		1,969,600	3,783,141

Norway—0.5%
Statoil ASA	†	111,900	1,970,205
TGS Nopec Geophysical Co. ASA	†	76,400	1,649,991
Yara International ASA		86,100	3,834,240

			7,454,436

Peru—0.1%
Credicorp Ltd.		11,856	1,899,094

Philippines—0.2%
Jollibee Foods Corp.		103,490	494,730
Philippine Long Distance Telephone Co. ADR		45,100	2,854,379
Philippine Long Distance Telephone Co. ADR		2,700	170,883

			3,519,992

Russia—0.2%
Gazprom OAO ADR		339,212	1,555,279
Sberbank of Russia ADR		182,846	708,162
Sberbank of Russia ADR		59,222	229,367

			2,492,808

Singapore—1.9%
Boustead Singapore Ltd.		1,674,900	2,252,877
DBS Group Holdings Ltd.		394,605	6,109,009
Singapore Telecommunications Ltd.		3,279,000	9,624,866
United Overseas Bank Ltd.		550,327	10,155,764

			28,142,516

South Africa—0.4%
Bidvest Group Ltd. (The)		75,680	1,978,569
Mondi plc		125,400	2,037,183
Shoprite Holdings Ltd.		82,000	1,186,765
Woolworths Holdings Ltd.		188,686	1,251,316

			6,453,833

Spain—2.7%
Gamesa Corp. Tecnologica SA	*	220,200	1,987,717
Grifols SA		35,695	1,424,357
Grifols SA ADR		29,611	1,006,478
Grifols SA, Class B		2,427	81,974
Iberdrola SA		2,121,443	14,300,105
Inditex SA		190,900	5,445,497
Telefonica SA		1,118,954	16,065,409

			40,311,537

Sweden—1.6%
Autoliv, Inc. SDR		3,771	402,386
Hennes & Mauritz AB, Class B		211,800	8,799,235
Hexpol AB		38,900	3,660,945
Investor AB, Class A		92,900	3,339,264

		Shares	Value

Svenska Cellulosa AB SCA, Class B		109,600	$2,362,833
Swedbank AB, Class A		91,774	2,276,998
Telefonaktiebolaget LM Ericsson, Class B		298,500	3,614,270

			24,455,931

Switzerland—9.2%
ABB Ltd. (Registered)	*	633,290	13,399,239
Actelion Ltd. (Registered)	*	30,246	3,481,952
Ascom Holding AG (Registered)		147,617	2,252,982
Chocoladefabriken Lindt & Sprungli AG (Participation Certificates)		727	3,594,630
Geberit AG (Registered)		11,587	3,919,915
Kuehne + Nagel International AG (Registered)		19,800	2,689,540
Lonza Group AG (Registered)	*	21,715	2,444,928
Nestle SA (Registered)		345,308	25,173,304
Novartis AG (Registered)		242,174	22,460,059
Roche Holding AG		12,186	3,283,166
Roche Holding AG (Genusschein)		43,699	11,839,904
SGS SA (Registered)		2,150	4,390,236
Swatch Group AG (The) (Bearer)		5,600	2,487,836
Swiss Life Holding AG (Registered)	*	17,669	4,176,099
Syngenta AG (Registered)		41,467	13,338,178
Wolseley plc		76,800	4,390,794
Zurich Insurance Group AG	*	52,507	16,408,561

			139,731,323

Taiwan—1.2%
Asustek Computer, Inc.		208,000	2,269,490
MediaTek, Inc.		116,000	1,686,342
Taiwan Mobile Co. Ltd.		953,000	3,146,746
Taiwan Semiconductor Manufacturing Co. Ltd.		937,000	4,127,927
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		330,100	7,387,638

			18,618,143

Thailand—0.2%
BEC World PCL	‡	475,600	736,059
PTT Exploration & Production PCL	‡	183,200	620,385
PTT PCL	‡	189,500	1,856,375

			3,212,819

Turkey—0.3%
Tupras Turkiye Petrol Rafinerileri AS		98,856	2,338,916
Turk Telekomunikasyon AS		868,287	2,701,247

			5,040,163

United Arab Emirates—0.1%
Dragon Oil plc		274,400	2,247,702

United Kingdom—14.5%
3i Group plc		428,600	2,988,531
Babcock International Group plc		203,316	3,330,777

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint International Fund		Shares	Value

COMMON STOCKS—(Continued)
Barratt Developments plc		316,500	$2,303,525
BG Group plc		326,000	4,362,434
BP plc		2,144,157	13,610,193
British American Tobacco plc		20,300	1,100,076
BT Group plc		1,097,027	6,823,576
Compass Group plc		344,000	5,879,952
Croda International plc		91,804	3,789,155
Diageo plc		194,474	5,571,110
EnQuest plc	*	1,190,800	656,566
Fiat Chrysler Automobiles NV	*	277,400	3,223,312
GlaxoSmithKline plc		623,913	13,385,174
Hammerson plc REIT		265,100	2,482,638
HSBC Holdings plc (London Exchange)		506,709	4,788,276
Imperial Tobacco Group plc		63,700	2,804,041
Indivior plc	*	64,500	150,191
InterContinental Hotels Group plc		63,261	2,545,391
Intertek Group plc		59,600	2,157,044
Johnson Matthey plc		108,777	5,722,841
Liberty Global plc, Series A	*	13,813	693,482
Liberty Global plc, Series A	*	80,635	4,048,280
Liberty Global plc, Series C	*	34,078	1,646,308
Liberty Global plc, Series C	*	123,582	5,970,246
Lloyds Banking Group plc	*	1,707,886	2,008,918
Londonmetric Property plc REIT		1,066,500	2,529,995
National Grid plc		971,533	13,785,356
Next plc		21,600	2,290,829
Pace plc		760,599	4,078,149
Prudential plc		134,893	3,118,656
Reckitt Benckiser Group plc		64,500	5,224,106
Reed Elsevier NV		340,912	8,141,187
Rolls-Royce Holdings plc	*	653,850	8,783,713
SABMiller plc		208,106	10,848,806
SABMiller plc		52,442	2,730,859
Saga plc	*	59,242	142,227
Schroders plc (Non-Voting Shares)		72,000	2,316,905
Severn Trent plc		103,500	3,228,087
Sky plc		235,100	3,281,131
Smith & Nephew plc		147,000	2,650,782
Standard Chartered plc (Hong Kong Exchange)		46,354	689,895
Standard Chartered plc (London Exchange)		255,098	3,815,219
Tesco plc		3,206,045	9,347,864
Unilever NV CVA		68,904	2,695,368
Unilever plc		334,628	13,595,324
Vodafone Group plc		1,822,599	6,249,012
Whitbread plc		51,200	3,789,117
WPP plc		201,919	4,198,231

			219,572,855

United States—0.8%
Cognizant Technology Solutions Corp., Class A	*	63,369	3,337,012
Flextronics International Ltd.	*	219,100	2,449,538
Schlumberger Ltd.		30,837	2,633,788
Yum! Brands, Inc.		52,300	3,810,055

		Shares	Value

Yum! Brands, Inc.		1,500	$109,275

			12,339,668

TOTAL COMMON STOCKS
(Cost $1,378,957,407)			1,474,393,435

PREFERRED STOCKS—0.4%
Germany—0.4%
Draegerwerk AG & Co. KGaA	†	16,123	1,642,155
Henkel AG & Co. KGaA		31,659	3,410,241

			5,052,396

United Kingdom—0.0%
Rolls-Royce Holdings plc	*‡	32,230,260	50,234

TOTAL PREFERRED STOCKS
(Cost $4,580,800)			5,102,630

RIGHTS—0.0%
France—0.0%
LVMH Moet Hennessy Louis Vuitton SA, Expires 12/17/2015, Strike EUR 1.00	*‡
(Cost $—)		29,700	515,886

MONEY MARKET FUNDS—3.5%
Institutional Money Market Funds—3.5%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	3,200,000	3,200,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥34,092,224	34,092,224
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	3,283,065	3,283,065
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	3,200,000	3,200,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	3,200,000	3,200,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	3,200,000	3,200,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint International Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	3,200,000	$3,200,000

TOTAL MONEY MARKET FUNDS
(Cost $53,375,289)			53,375,289

TOTAL INVESTMENTS—101.0%
(Cost $1,436,913,496)			1,533,387,240
Other assets less liabilities—(1.0%)			(15,155,340)

NET ASSETS—100.0%			$1,518,231,900

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
CVA	Dutch Certificate of Shares
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
RSP	Risparmio (Italian Savings Shares)
SDR	Swedish Depository Receipt
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $3,778,939)
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint International Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	7.4%
Insurance	6.1%
Diversified Telecommunication Services	5.4%
Chemicals	4.1%
Food Products	3.5%
Banks	3.1%
Automobiles	3.0%
Wireless Telecommunication Services	3.0%
Food & Staples Retailing	2.7%
Machinery	2.6%
Media	2.6%
Health Care Equipment & Supplies	2.3%
Beverages	2.2%
Auto Components	2.2%
Electric Utilities	2.1%
Technology Hardware, Storage & Peripherals	1.7%
Multi-Utilities	1.7%
Personal Products	1.6%
Real Estate Management & Development	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Building Products	1.5%
Electrical Equipment	1.5%
Internet Software & Services	1.5%
Specialty Retail	1.4%
Hotels, Restaurants & Leisure	1.4%
Software	1.4%
Real Estate Investment Trusts (REITs)	1.3%
Professional Services	1.0%
Industrial Conglomerates	1.0%
Biotechnology	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Aerospace & Defense	0.9%
Diversified Financial Services	0.9%
Electronic Equipment, Instruments & Components	0.9%
Gas Utilities	0.9%
Metals & Mining	0.9%
Trading Companies & Distributors	0.8%
Communications Equipment	0.8%
Capital Markets	0.7%
IT Services	0.7%
Household Durables	0.6%
Marine	0.6%
Household Products	0.6%
Paper & Forest Products	0.5%
Energy Equipment & Services	0.5%
Containers & Packaging	0.4%
Airlines	0.4%
Health Care Providers & Services	0.4%
Construction & Engineering	0.4%
Transportation Infrastructure	0.3%
Air Freight & Logistics	0.3%
Tobacco	0.3%
Life Sciences Tools & Services	0.2%
Independent Power and Renewable Electricity Producers	0.2%
Multiline Retail	0.2%
Commercial Services & Supplies	0.2%

Distributors	0.2%
Road & Rail	0.2%
Water Utilities	0.2%
Health Care Technology	0.1%
Construction Materials	0.1%

TOTAL COMMON STOCKS	97.1%

PREFERRED STOCKS
Household Products	0.3%
Health Care Equipment & Supplies	0.1%
Aerospace & Defense	0.0%

TOTAL PREFERRED STOCKS	0.4%

RIGHTS
Textiles, Apparel & Luxury Goods	0.0%

TOTAL RIGHTS	0.0%

MONEY MARKET FUNDS
Institutional Money Market Funds	3.5%

TOTAL INVESTMENTS	101.0%
Other assets less liabilities	(1.0)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Diversifying Strategies Fund	Shares	Value

COMMON STOCKS—5.4%
Real Estate Investment Trusts (REITs)—5.4%
Acadia Realty Trust REIT	6,825	$218,605
Alexandria Real Estate Equities, Inc. REIT	7,354	652,594
American Campus Communities, Inc. REIT	11,000	454,960
American Homes 4 Rent, Class A REIT	14,500	246,935
Apartment Investment & Management Co., Class A REIT	14,900	553,535
Ashford Hospitality Prime, Inc. REIT	2,200	37,752
Ashford Hospitality Trust, Inc. REIT	7,900	82,792
Associated Estates Realty Corp. REIT	5,900	136,939
AvalonBay Communities, Inc. REIT	13,566	2,216,549
BioMed Realty Trust, Inc. REIT	19,500	420,030
BioMed Realty Trust, Inc. REIT	700	15,078
Boston Properties, Inc. REIT	15,780	2,030,728
Brandywine Realty Trust REIT	18,400	294,032
Brixmor Property Group, Inc. REIT	14,000	347,760
Camden Property Trust REIT	8,754	646,395
CBL & Associates Properties, Inc. REIT	17,853	346,705
Cedar Realty Trust, Inc. REIT	7,000	51,380
Columbia Property Trust, Inc. REIT	13,100	332,085
Corporate Office Properties Trust REIT	9,200	261,004
Cousins Properties, Inc. REIT	21,100	240,962
CubeSmart REIT	16,600	366,362
DCT Industrial Trust, Inc. REIT	8,925	318,265
DDR Corp. REIT	30,600	561,816
DiamondRock Hospitality Co. REIT	20,600	306,322
Digital Realty Trust, Inc. REIT	13,885	920,575
Douglas Emmett, Inc. REIT	13,700	389,080
Duke Realty Corp. REIT	35,315	713,363
DuPont Fabros Technology, Inc. REIT	6,700	222,708
EastGroup Properties, Inc. REIT	3,300	208,956
Education Realty Trust, Inc. REIT	4,766	174,388
Equity Commonwealth REIT	13,100	336,277
Equity LifeStyle Properties, Inc. REIT	8,300	427,865
Equity One, Inc. REIT	7,800	197,808
Equity Residential REIT	37,300	2,679,632

	Shares	Value

Essex Property Trust, Inc. REIT	6,536	$1,350,338
Extra Space Storage, Inc. REIT	11,249	659,641
Federal Realty Investment Trust REIT	6,950	927,547
FelCor Lodging Trust, Inc. REIT	11,400	123,348
First Industrial Realty Trust, Inc. REIT	11,200	230,272
First Potomac Realty Trust REIT	6,100	75,396
Franklin Street Properties Corp. REIT	9,000	110,430
General Growth Properties, Inc. REIT	64,800	1,822,824
Glimcher Realty Trust REIT	15,000	206,100
HCP, Inc. REIT	47,400	2,087,022
Health Care REIT, Inc. REIT	33,647	2,546,068
Healthcare Realty Trust, Inc. REIT	10,100	275,932
Hersha Hospitality Trust REIT	19,900	139,897
Highwoods Properties, Inc. REIT	9,438	417,915
Home Properties, Inc. REIT	6,000	393,600
Hospitality Properties Trust REIT	15,700	486,700
Host Hotels & Resorts, Inc. REIT	78,174	1,858,196
Inland Real Estate Corp. REIT	8,600	94,170
Kilroy Realty Corp. REIT	8,600	594,002
Kimco Realty Corp. REIT	42,050	1,057,137
Kite Realty Group Trust REIT	8,575	246,445
LaSalle Hotel Properties REIT	11,353	459,456
Liberty Property Trust REIT	15,173	570,960
LTC Properties, Inc. REIT	3,600	155,412
Macerich Co. (The) REIT	14,400	1,201,104
Mack-Cali Realty Corp. REIT	8,500	162,010
Mid-America Apartment Communities, Inc. REIT	7,664	572,348
New York REIT, Inc. REIT	16,400	173,676
Parkway Properties, Inc. REIT	8,500	156,315
Pebblebrook Hotel Trust REIT	7,400	337,662
Pennsylvania Real Estate Investment Trust REIT	7,100	166,566
Piedmont Office Realty Trust, Inc., Class A REIT	16,200	305,208
Post Properties, Inc. REIT	5,740	337,340
Prologis, Inc. REIT	51,529	2,217,293
PS Business Parks, Inc. REIT	2,100	167,034
Public Storage REIT	14,888	2,752,047
Ramco-Gershenson Properties Trust REIT	8,000	149,920
Regency Centers Corp. REIT	9,392	599,022
Rexford Industrial Realty, Inc. REIT	3,800	59,698

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund		Shares	Value

COMMON STOCKS—(Continued)
Rouse Properties, Inc. REIT		3,600	$66,672
Saul Centers, Inc. REIT		1,300	74,347
Senior Housing Properties Trust REIT		20,750	458,783
Silver Bay Realty Trust Corp. REIT		3,800	62,928
Simon Property Group, Inc. REIT		31,970	5,822,057
SL Green Realty Corp. REIT		9,825	1,169,371
Sovran Self Storage, Inc. REIT		3,450	300,909
Strategic Hotels & Resorts, Inc. REIT	*	27,500	363,825
Sun Communities, Inc. REIT		4,500	272,070
Sunstone Hotel Investors, Inc. REIT		20,900	345,059
Tanger Factory Outlet Centers, Inc. REIT		10,036	370,931
Taubman Centers, Inc. REIT		6,451	492,985
UDR, Inc. REIT		26,100	804,402
Universal Health Realty Income Trust REIT		1,300	62,556
Ventas, Inc. REIT		30,335	2,175,020
Vornado Realty Trust REIT		17,990	2,117,603
Washington Prime Group, Inc. REIT		16,282	280,376
Washington Real Estate Investment Trust REIT		6,900	190,854
Weingarten Realty Investors REIT		11,800	412,056

TOTAL COMMON STOCKS
(Cost $52,924,741)			59,499,092

CONVERTIBLE PREFERRED STOCKS—1.4%
Diversified Telecommunication Services—0.3%
Iridium Communications, Inc., Perpetual 7.000%	*	16,500	1,932,563
Iridium Communications, Inc., Perpetual, Series B 6.750%		3,280	1,193,034

			3,125,597

Energy Equipment & Services—0.1%
McDermott International, Inc. (Panama) 6.250%	*	55,000	698,500

Health Care Equipment & Supplies—0.2%
Alere, Inc., Perpetual, Series B 3.000%		4,700	1,480,500

Health Care Providers & Services—0.1%
Amsurg Corp., Series A-1 5.250%	*	12,400	1,401,200

			Shares	Value

Oil, Gas & Consumable Fuels—0.5%
Chesapeake Energy Corp., Perpetual 5.750%		*^	2,776	$2,881,835
Goodrich Petroleum Corp., Perpetual, Series B 5.375%		*	48,100	478,595
Halcon Resources Corp., Perpetual, Series A 5.750%		*	2,010	804,000
Penn Virginia Corp., Perpetual, Series B 6.000%		*^	16,852	1,110,126
Rex Energy Corp., Perpetual, Series A 6.000%		*	10,300	550,123

				5,824,679

Real Estate Investment Trusts (REITs)—0.2%
Crown Castle International Corp., Series A 4.500%			24,675	2,541,278

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $17,948,382)				15,071,754

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—30.9%
Aerospace & Defense—0.2%
L-3 Communications Corp.
1.500%	05/28/2017		$1,500,000	1,486,113
TransDigm, Inc.
6.500%	07/15/2024		400,000	404,000

				1,890,113

Airlines—0.1%
United Airlines Pass Through Trust, Series 2014-2, Class B
4.625%	09/03/2022		1,020,000	999,600

Auto Components—0.1%
Continental Rubber of America Corp.
4.500%	09/15/2019	^	520,000	541,280
Johnson Controls, Inc.
1.400%	11/02/2017		300,000	297,480

				838,760

Automobiles—1.1%
Chrysler Group LLC/CG Co.-Issuer, Inc.
8.000%	06/15/2019	§	1,310,000	1,383,687
Daimler Finance North America LLC
1.375%	08/01/2017	^	1,450,000	1,444,141
1.250%	01/11/2016	^	740,000	742,200
0.912%	08/01/2016	#^	580,000	583,317
Hyundai Capital America
2.125%	10/02/2017	^	465,000	467,576
1.625%	10/02/2015	^	1,010,000	1,014,329
1.450%	02/06/2017	^	1,340,000	1,335,648
Nissan Motor Acceptance Corp.
1.000%	03/15/2016	^	1,920,000	1,921,421
Volkswagen Group of America Finance LLC
1.600%	11/20/2017	^	1,020,000	1,016,979
1.250%	05/23/2017	^	2,360,000	2,349,760

				12,259,058

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Banks—9.7%
ABN AMRO Bank NV (Netherlands)
1.033%	10/28/2016	#^	$2,580,000	$2,600,599
ANZ New Zealand Int’l Ltd. (New Zealand)
1.400%	04/27/2017	^	370,000	369,472
1.125%	03/24/2016	^	400,000	401,464
0.753%	04/27/2017	#^	440,000	441,043
Australia & New Zealand Banking Group Ltd. (Australia)
0.792%	05/15/2018	#	2,570,000	2,578,142
Banco do Nordeste do Brasil SA (Brazil)
3.625%	11/09/2015	^	1,320,000	1,320,000
Banco Santander Chile (Chile)
1.130%	04/11/2017	#^	900,000	896,483
Bank of America Corp.
4.500%	04/01/2015		600,000	605,674
3.875%	03/22/2017		280,000	293,119
3.700%	09/01/2015		1,370,000	1,394,132
1.500%	10/09/2015		360,000	361,544
0.782%	05/02/2017	#	900,000	892,249
Bank of America Corp. MTN
1.700%	08/25/2017	§	1,240,000	1,241,079
1.317%	03/22/2018	#	1,700,000	1,713,766
1.250%	01/11/2016	§	570,000	571,143
Bank of America Corp., Series 1
3.750%	07/12/2016	§	385,000	398,915
Bank of Ireland MTN (Ireland)
2.750%	06/05/2016	EUR	1,000,000	1,240,390
Bank of Montreal MTN (Canada)
0.831%	04/09/2018	#§	$850,000	854,247
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan)
1.450%	09/08/2017	^	1,660,000	1,645,715
1.200%	03/10/2017	^	600,000	595,442
0.684%	02/26/2016	#^	1,000,000	1,001,229
0.645%	03/10/2017	#^	490,000	487,819
Banque Federative du Credit Mutuel SA (France)
1.083%	10/28/2016	#^	2,730,000	2,748,403
Barclays Bank plc (United Kingdom)
0.812%	02/17/2017	#§	1,830,000	1,832,460
BB&T Corp. MTN
1.600%	08/15/2017	§	480,000	480,047
0.892%	02/01/2019	#	1,940,000	1,942,689
BNP Paribas SA (France)
0.830%	12/12/2016	#§	2,860,000	2,866,841
Capital One Bank USA NA, Bank Note
1.150%	11/21/2016		570,000	568,209
Capital One NA, Bank Note
1.500%	09/05/2017	§	1,520,000	1,508,734
Citigroup, Inc.
4.450%	01/10/2017	§	675,000	713,876
1.932%	05/15/2018	#§	1,100,000	1,137,249
1.850%	11/24/2017		720,000	719,675
1.550%	08/14/2017	§	2,690,000	2,683,434
1.045%	04/01/2016	#	2,420,000	2,429,232
0.506%	06/09/2016	#	1,030,000	1,020,510
Citizens Bank NA MTN
1.600%	12/04/2017		1,900,000	1,892,960
Compass Bank, Bank Note
1.850%	09/29/2017	§	1,220,000	1,215,601

Coupon Rate	Maturity Date		Face	Value

Credit Agricole SA (France)
1.390%	04/15/2016	#^	$1,350,000	$1,362,624
1.106%	10/03/2016	#^	1,420,000	1,429,468
1.031%	04/15/2019	#^	2,300,000	2,320,095
Discover Bank
2.000%	02/21/2018	§	1,980,000	1,976,329
Fifth Third Bancorp
5.450%	01/15/2017		825,000	885,748
Fifth Third Bank/Ohio, Bank Note
1.150%	11/18/2016		600,000	599,126
0.742%	11/18/2016	#	300,000	300,774
HSBC Bank plc (United Kingdom)
0.872%	05/15/2018	#^	2,500,000	2,512,060
Huntington National Bank (The)
1.350%	08/02/2016		400,000	400,360
Huntington National Bank (The), Bank Note
1.300%	11/20/2016		1,100,000	1,095,965
Industrial & Commercial Bank of China Ltd. MTN (China)
2.351%	11/13/2017		880,000	878,864
JPMorgan Chase & Co.
5.250%	05/01/2015	§	1,335,000	1,354,149
1.134%	01/25/2018	#	1,300,000	1,311,192
0.752%	02/15/2017	#	880,000	878,236
JPMorgan Chase & Co. MTN
1.350%	02/15/2017	§	510,000	510,253
1.100%	10/15/2015	§	780,000	781,553
0.854%	02/26/2016	#	870,000	871,970
KeyBank NA
0.723%	11/25/2016	#	380,000	381,169
KeyBank NA, Bank Note
4.950%	09/15/2015	§	600,000	617,194
1.100%	11/25/2016		610,000	609,216
KeyCorp MTN
3.750%	08/13/2015		300,000	305,327
Lloyds Bank plc (United Kingdom)
2.300%	11/27/2018		420,000	424,361
Macquarie Bank Ltd. (Australia)
3.450%	07/27/2015	^	1,210,000	1,229,304
2.000%	08/15/2016	^	3,640,000	3,685,787
1.600%	10/27/2017	^	1,800,000	1,789,393
0.864%	10/27/2017	#^	1,010,000	1,011,807
Manufacturers & Traders Trust Co., Bank Note
1.400%	07/25/2017	§	1,700,000	1,698,572
1.250%	01/30/2017		680,000	678,812
0.535%	03/07/2016	#	800,000	799,880
Mitsubishi UFJ Trust & Banking Corp. (Japan)
1.600%	10/16/2017	^	1,040,000	1,032,958
Mizuho Bank Ltd. (Japan)
1.700%	09/25/2017	^	890,000	886,329
1.300%	04/16/2017	^	810,000	803,001
0.705%	09/25/2017	#^	600,000	600,856
National Australia Bank Ltd. (Australia)
1.300%	06/30/2017	^	2,700,000	2,686,081
Nederlandse Waterschapsbank NV (Netherlands)
0.750%	03/29/2016	^	775,000	777,027
PNC Bank NA, Bank Note
1.150%	11/01/2016		250,000	250,441
Regions Financial Corp.
2.000%	05/15/2018	§	1,150,000	1,139,636
Royal Bank of Scotland Group plc (United Kingdom)
2.550%	09/18/2015	§	2,400,000	2,424,449
1.197%	03/31/2017	#	2,190,000	2,197,978
Standard Chartered plc (United Kingdom)
2.400%	09/08/2019	^	2,900,000	2,896,456

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Sumitomo Mitsui Banking Corp. (Japan)
0.901%	07/19/2016	#	$450,000	$452,241
0.900%	01/18/2016	§	1,070,000	1,069,324
SunTrust Bank
5.200%	01/17/2017	§	895,000	958,957
0.523%	08/24/2015	#	450,000	449,170
SunTrust Bank, Bank Note
1.350%	02/15/2017	§	1,200,000	1,200,408
0.672%	02/15/2017	#	430,000	430,312
Wells Fargo & Co.
0.861%	04/23/2018	#	1,040,000	1,042,550
Wells Fargo & Co. MTN
1.150%	06/02/2017	§	1,770,000	1,761,375
Westpac Banking Corp. (Australia)
1.500%	12/01/2017	§	2,660,000	2,658,792
1.200%	05/19/2017	§	1,850,000	1,842,861

				105,924,376

Beverages—0.4%
Coca-Cola Co. (The)
0.332%	11/01/2016	#	840,000	840,677
PepsiCo, Inc.
0.444%	02/26/2016	#	980,000	981,401
SABMiller Holdings, Inc.
2.450%	01/15/2017	^	810,000	826,825
0.922%	08/01/2018	#^	550,000	552,226
Suntory Holdings Ltd. (Japan)
1.650%	09/29/2017	^	1,620,000	1,616,179

				4,817,308

Biotechnology—0.2%
Amgen, Inc.
1.250%	05/22/2017		2,660,000	2,640,555

Capital Markets—2.1%
Bank of New York Mellon Corp. (The) MTN
0.792%	08/01/2018	#	980,000	982,922
Credit Suisse MTN (Switzerland)
1.375%	05/26/2017	§	3,240,000	3,232,344
Goldman Sachs Group, Inc. (The)
5.625%	01/15/2017		1,000,000	1,072,907
3.625%	02/07/2016	§	1,575,000	1,616,473
Goldman Sachs Group, Inc. (The) MTN
1.332%	11/15/2018	#§	3,630,000	3,669,015
Hutchison Whampoa International 12 II Ltd. (Cayman Islands)
2.000%	11/08/2017	^	530,000	532,390
Macquarie Group Ltd. (Australia)
1.233%	01/31/2017	#^	2,080,000	2,100,667
Morgan Stanley
1.875%	01/05/2018		630,000	628,150
Morgan Stanley MTN
1.514%	04/25/2018	#§	3,090,000	3,141,702
0.971%	07/23/2019	#	2,520,000	2,512,699
Nomura Holdings, Inc. MTN (Japan)
1.691%	09/13/2016	#§	1,510,000	1,532,461
UBS AG MTN (Switzerland)
1.375%	08/14/2017	§	2,500,000	2,485,318

				23,507,048

Coupon Rate	Maturity Date		Face	Value

Chemicals—0.2%
Ashland, Inc.
3.875%	04/15/2018		$940,000	$952,925
3.000%	03/15/2016		125,000	126,250
Ecolab, Inc.
1.000%	08/09/2015		230,000	230,634
Ineos Finance plc (United Kingdom)
8.375%	02/15/2019	^	325,000	346,531
Yingde Gases Investment Ltd. (Virgin Islands, British)
8.125%	04/22/2018	^	900,000	830,412

				2,486,752

Commercial Services & Supplies—0.1%
Aramark Services, Inc.
5.750%	03/15/2020	§	720,000	747,000
Mobile Mini, Inc.
7.875%	12/01/2020	§	780,000	815,100

				1,562,100

Communications Equipment—0.2%
Cisco Systems, Inc.
1.100%	03/03/2017	§	1,420,000	1,421,356
0.734%	03/01/2019	#	400,000	402,365
0.515%	03/03/2017	#	820,000	820,583

				2,644,304

Consumer Finance—3.2%
Ally Financial, Inc.
3.250%	09/29/2017		1,710,000	1,714,275
American Express Centurion Bank
0.683%	11/13/2015	#	890,000	891,760
American Express Co.
0.823%	05/22/2018	#§	1,770,000	1,771,420
American Express Credit Corp.
0.743%	07/29/2016	#	1,600,000	1,606,618
American Express Credit Corp. MTN
1.750%	06/12/2015		190,000	191,065
1.125%	06/05/2017	§	580,000	578,380
Capital One Financial Corp.
6.150%	09/01/2016		770,000	827,799
Caterpillar Financial Services Corp. MTN
1.250%	08/18/2017	§	1,070,000	1,066,272
1.000%	11/25/2016		200,000	200,247
1.000%	03/03/2017	§	960,000	957,922
0.474%	02/26/2016	#	800,000	801,090
0.465%	03/03/2017	#	550,000	550,046
Ford Motor Credit Co. LLC
4.250%	02/03/2017	§	1,678,000	1,762,894
3.000%	06/12/2017	§	1,680,000	1,724,703
1.684%	09/08/2017		1,670,000	1,657,789
Ford Motor Credit Co. LLC, Series 1
1.070%	03/12/2019	#	410,000	408,066
General Motors Financial Co., Inc.
4.750%	08/15/2017	§	1,130,000	1,194,523
3.000%	09/25/2017		730,000	739,147
2.750%	05/15/2016		620,000	631,237
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	915,000	917,655
HSBC USA, Inc.
1.135%	09/24/2018	#§	1,750,000	1,766,935
International Lease Finance Corp.
3.875%	04/15/2018	§	1,820,000	1,823,413

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
John Deere Capital Corp.
1.050%	10/11/2016		$720,000	$721,333
0.519%	10/11/2016	#	360,000	360,664
John Deere Capital Corp. MTN
1.400%	03/15/2017		433,000	434,412
1.125%	06/12/2017	§	1,440,000	1,435,295
1.050%	12/15/2016	§	2,720,000	2,728,688
PACCAR Financial Corp. MTN
1.100%	06/06/2017		570,000	567,990
0.835%	12/06/2018	#	560,000	563,773
0.750%	05/16/2016		380,000	380,053
0.700%	11/16/2015		910,000	912,626
Synchrony Financial
3.000%	08/15/2019		380,000	384,401
1.875%	08/15/2017		1,245,000	1,248,185
Toyota Motor Credit Corp. MTN
1.125%	05/16/2017	§	1,250,000	1,246,001

				34,766,677

Containers & Packaging—0.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc. (Ireland)
3.241%	12/15/2019	#^	2,680,000	2,596,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
9.875%	08/15/2019		700,000	745,500

				3,341,750

Diversified Financial Services—0.2%
ERAC USA Finance LLC
1.400%	04/15/2016	^	260,000	260,692
General Electric Capital Corp. MTN
1.250%	05/15/2017		645,000	646,234
0.880%	07/12/2016	#	990,000	997,121

				1,904,047

Diversified Telecommunication Services—0.6%
British Telecommunications plc (United Kingdom)
1.625%	06/28/2016	§	430,000	433,255
1.250%	02/14/2017		200,000	199,107
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%	12/15/2017	§	430,000	434,120
Verizon Communications, Inc.
1.771%	09/15/2016	#	900,000	916,699
1.350%	06/09/2017	§	1,870,000	1,862,455
1.013%	06/17/2019	#	540,000	543,386
0.435%	03/06/2015	#^	1,500,000	1,500,216
Windstream Corp.
7.875%	11/01/2017	§	990,000	1,075,388

				6,964,626

Electric Utilities—1.0%
Duke Energy Corp.
0.636%	04/03/2017	#§	620,000	621,175
Electricite de France SA (France)
1.150%	01/20/2017	^	620,000	619,926
0.691%	01/20/2017	#^	350,000	351,314
Georgia Power Co.
0.561%	03/15/2016	#	470,000	469,660

Coupon Rate	Maturity Date		Face	Value

NextEra Energy Capital Holdings, Inc.
2.600%	09/01/2015	§	$2,000,000	$2,021,144
1.339%	09/01/2015	§	2,040,000	2,046,481
1.200%	06/01/2015		130,000	130,258
NSTAR Electric Co.
0.472%	05/17/2016	#	720,000	719,669
RJS Power Holdings LLC
5.125%	07/15/2019	^	2,015,000	1,999,887
Southern California Edison Co., Series 14-B
1.125%	05/01/2017		1,100,000	1,097,842
Xcel Energy, Inc.
0.750%	05/09/2016	§	860,000	858,749

				10,936,105

Electrical Equipment—0.1%
Eaton Corp.
0.950%	11/02/2015	§	630,000	630,687

Electronic Equipment, Instruments & Components—0.0%
Amphenol Corp.
1.550%	09/15/2017		380,000	379,191

Energy Equipment & Services—0.4%
Cameron International Corp.
1.400%	06/15/2017		620,000	611,012
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc.
6.500%	11/15/2020		727,000	788,773
Nabors Industries, Inc.
2.350%	09/15/2016	§	1,550,000	1,533,793
National Oilwell Varco, Inc.
1.350%	12/01/2017	§	930,000	918,708

				3,852,286

Food & Staples Retailing—0.5%
CVS Health Corp.
1.200%	12/05/2016		390,000	391,263
Kroger Co. (The)
2.200%	01/15/2017		750,000	762,301
0.758%	10/17/2016	#	1,700,000	1,697,990
Sysco Corp.
1.450%	10/02/2017		600,000	599,742
Walgreen Co.
1.000%	03/13/2015		350,000	350,341
Walgreens Boots Alliance, Inc.
2.700%	11/18/2019		370,000	372,297
1.750%	11/17/2017		490,000	491,555
0.682%	05/18/2016	#	870,000	870,270

				5,535,759

Food Products—0.5%
ConAgra Foods, Inc.
1.300%	01/25/2016		170,000	170,015
General Mills, Inc.
1.400%	10/20/2017		800,000	797,147
0.533%	01/29/2016	#	240,000	240,123
0.433%	01/28/2016	#	570,000	570,085
HJ Heinz Co.
4.250%	10/15/2020	§	1,200,000	1,215,000
Ingredion, Inc.
3.200%	11/01/2015		350,000	355,927
Kellogg Co.
1.125%	05/15/2015		600,000	601,662
Want Want China Finance Ltd. (Virgin Islands, British)
1.875%	05/14/2018	^	850,000	833,899

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Wm. Wrigley Jr. Co.
2.000%	10/20/2017	^	$300,000	$302,368

				5,086,226

Gas Utilities—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		1,180,000	1,224,250

Health Care Equipment & Supplies—0.5%
Becton Dickinson and Co.
1.800%	12/15/2017		630,000	632,774
0.691%	06/15/2016	#	460,000	460,275
CareFusion Corp.
1.450%	05/15/2017	§	2,810,000	2,791,724
Medtronic, Inc.
1.500%	03/15/2018	^	590,000	587,636
Stryker Corp.
3.000%	01/15/2015		790,000	790,533

				5,262,942

Health Care Providers & Services—0.7%
Anthem, Inc.
2.375%	02/15/2017	§	1,645,000	1,676,441
1.250%	09/10/2015		1,060,000	1,064,469
Express Scripts Holding Co.
2.100%	02/12/2015		330,000	330,413
1.250%	06/02/2017		860,000	851,581
HCA Holdings, Inc.
7.750%	05/15/2021		400,000	427,000
McKesson Corp.
1.292%	03/10/2017	§	300,000	298,627
0.638%	09/10/2015	#	300,000	300,145
United Surgical Partners International, Inc.
9.000%	04/01/2020		930,000	1,003,237
UnitedHealth Group, Inc.
0.850%	10/15/2015		180,000	180,556
Ventas Realty LP
1.550%	09/26/2016	§	906,000	910,017
1.250%	04/17/2017		230,000	227,985

				7,270,471

Hotels, Restaurants & Leisure—0.1%
Carnival Corp. (Panama)
1.875%	12/15/2017		320,000	317,832
1.200%	02/05/2016	§	450,000	449,859
Scientific Games International, Inc.
6.625%	05/15/2021	^	400,000	280,500

				1,048,191

Household Durables—0.0%
Whirlpool Corp.
1.650%	11/01/2017		410,000	408,920

Independent Power and Renewable Electricity Producers—0.2%
AES Corp.
3.234%	06/01/2019	#§	1,780,000	1,739,950
TransAlta Corp. (Canada)
1.900%	06/03/2017		570,000	567,918

				2,307,868

Coupon Rate	Maturity Date		Face	Value

Industrial Conglomerates—0.0%
Tyco Electronics Group SA (Luxembourg)
1.600%	02/03/2015		$310,000	$310,013

Insurance—0.5%
Berkshire Hathaway Finance Corp.
0.950%	08/15/2016		400,000	401,477
Hartford Financial Services Group, Inc. (The)
4.000%	03/30/2015		250,000	251,991
Jackson National Life Global Funding
1.250%	02/21/2017	^	1,000,000	995,377
Pricoa Global Funding I
0.502%	08/19/2015	#^	490,000	490,475
Principal Life Global Funding II
1.000%	12/11/2015	^	1,150,000	1,153,206
Prudential Financial, Inc. MTN
1.012%	08/15/2018	#§	800,000	805,547
QBE Insurance Group Ltd. (Australia)
2.400%	05/01/2018	^	460,000	460,413
TIAA Asset Management Finance Co. LLC
2.950%	11/01/2019	^	1,180,000	1,183,604

				5,742,090

Internet Software & Services—0.2%
Alibaba Group Holding Ltd. (Cayman Islands)
2.500%	11/28/2019	^	200,000	197,529
1.625%	11/28/2017	^	900,000	896,552
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017	§	560,000	561,168

				1,655,249

IT Services—0.4%
Alliance Data Systems Corp.
5.250%	12/01/2017	^	1,000,000	1,035,000
Computer Sciences Corp.
2.500%	09/15/2015		1,190,000	1,200,950
Fidelity National Information Services, Inc.
2.000%	04/15/2018		470,000	467,831
1.450%	06/05/2017		290,000	288,546
Western Union Co. (The)
1.231%	08/21/2015	#	1,800,000	1,806,151

				4,798,478

Life Sciences Tools & Services—0.2%
Life Technologies Corp.
3.500%	01/15/2016	§	1,500,000	1,518,537
Thermo Fisher Scientific, Inc.
1.300%	02/01/2017	§	520,000	517,352

				2,035,889

Machinery—0.1%
CNH Industrial Capital LLC
3.875%	11/01/2015	§	1,400,000	1,414,000

Marine—0.1%
AP Moeller—Maersk A/S (Denmark)
2.550%	09/22/2019	^	1,450,000	1,455,672

Media—0.4%
DISH DBS Corp.
4.625%	07/15/2017		1,120,000	1,160,600
NBCUniversal Enterprise, Inc.
0.916%	04/15/2018	#^	570,000	575,206

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Thomson Reuters Corp. (Canada)
1.650%	09/29/2017	§	$1,380,000	$1,372,455
1.300%	02/23/2017	§	700,000	696,695

				3,804,956

Metals & Mining—0.7%
Anglo American Capital plc (United Kingdom)
1.181%	04/15/2016	#^	300,000	300,397
ArcelorMittal (Luxembourg)
4.250%	08/05/2015		250,000	254,062
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^	835,000	801,078
Freeport-McMoRan, Inc.
2.300%	11/14/2017		950,000	951,795
2.150%	03/01/2017		500,000	501,085
Glencore Finance Canada Ltd. (Canada)
2.700%	10/25/2017	^	2,480,000	2,510,720
2.050%	10/23/2015	^	630,000	634,225
Glencore Funding LLC
1.591%	01/15/2019	#^	1,880,000	1,913,616

				7,866,978

Oil, Gas & Consumable Fuels—1.5%
Boardwalk Pipelines LP
5.875%	11/15/2016	§	400,000	424,883
BP Capital Markets plc (United Kingdom)
0.742%	05/10/2018	#§	440,000	435,603
0.700%	11/06/2015		1,190,000	1,190,530
Canadian Natural Resources Ltd. (Canada)
1.750%	01/15/2018		1,050,000	1,044,588
CNOOC Finance 2013 Ltd. (Virgin Islands, British)
1.125%	05/09/2016	§	340,000	338,908
CNPC General Capital Ltd. (Virgin Islands, British)
1.133%	05/14/2017	#^	1,100,000	1,102,388
DCP Midstream Operating LP
3.250%	10/01/2015		450,000	456,562
2.700%	04/01/2019		720,000	705,504
Devon Energy Corp.
0.781%	12/15/2016	#	1,060,000	1,055,788
Enbridge, Inc. (Canada)
0.905%	10/01/2016	#	410,000	409,965
0.684%	06/02/2017	#§	640,000	637,611
Enterprise Products Operating LLC
1.250%	08/13/2015	§	320,000	320,894
Hess Corp.
1.300%	06/15/2017		710,000	699,944
Kinder Morgan, Inc.
3.050%	12/01/2019		470,000	466,790
2.000%	12/01/2017		450,000	447,530
Marathon Oil Corp.
0.900%	11/01/2015		1,080,000	1,077,068
Murphy Oil Corp.
2.500%	12/01/2017	§	500,000	497,345
Petrobras Global Finance BV (Netherlands)
2.000%	05/20/2016		1,170,000	1,120,450
Phillips 66
2.950%	05/01/2017		310,000	320,342
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	770,000	768,075

Coupon Rate	Maturity Date		Face	Value

Sabine Pass LNG LP
7.500%	11/30/2016	§	$1,140,000	$1,191,300
SandRidge Energy, Inc.
8.750%	01/15/2020	§	445,000	307,050
WPX Energy, Inc.
5.250%	01/15/2017	§	1,145,000	1,162,175

				16,181,293

Pharmaceuticals—0.9%
AbbVie, Inc.
1.750%	11/06/2017		1,620,000	1,624,638
0.992%	11/06/2015	#	1,800,000	1,805,942
Actavis Funding SCS (Luxembourg)
1.300%	06/15/2017		1,100,000	1,080,607
Endo Finance LLC & Endo Finco, Inc.
7.000%	07/15/2019	^	1,400,000	1,466,500
Merck & Co., Inc.
0.592%	05/18/2018	#	1,400,000	1,403,529
Mylan, Inc.
1.800%	06/24/2016		270,000	271,726
1.350%	11/29/2016		440,000	438,039
Perrigo Co. plc (Ireland)
1.300%	11/08/2016	§	1,100,000	1,095,678
Zoetis, Inc.
1.150%	02/01/2016		170,000	169,893

				9,356,552

Real Estate Investment Trusts (REITs)—0.5%
ARC Properties Operating Partnership LP
2.000%	02/06/2017		1,150,000	1,097,129
Digital Realty Trust LP
4.500%	07/15/2015		1,680,000	1,696,066
Health Care REIT, Inc.
3.625%	03/15/2016	§	564,000	580,648
Healthcare Realty Trust, Inc.
6.500%	01/17/2017		840,000	917,733
Vornado Realty LP
4.250%	04/01/2015		600,000	600,000

				4,891,576

Real Estate Management & Development—0.1%
WEA Finance LLC/Westfield UK & Europe Finance plc
2.700%	09/17/2019	^	250,000	250,201
1.750%	09/15/2017	^	780,000	776,309

				1,026,510

Road & Rail—0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017		515,000	533,025
Hertz Corp. (The)
6.750%	04/15/2019	§	1,302,000	1,347,570
JB Hunt Transport Services, Inc.
3.375%	09/15/2015	§	970,000	986,814
2.400%	03/15/2019		600,000	600,916
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.125%	05/11/2015	^	950,000	957,778
2.500%	03/15/2016	^	1,100,000	1,115,466
2.500%	06/15/2019	^	440,000	437,773
Ryder System, Inc. MTN
2.500%	03/01/2017		620,000	629,080

				6,608,422

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Semiconductors & Semiconductor Equipment—0.3%
TSMC Global Ltd. (Virgin Islands, British)
1.625%	04/03/2018	^	$510,000	$501,361
0.950%	04/03/2016	^	2,760,000	2,748,795

				3,250,156

Software—0.0%
Autodesk, Inc.
1.950%	12/15/2017	§	490,000	491,872

Specialty Retail—0.1%
AutoZone, Inc.
1.300%	01/13/2017	§	335,000	333,914
Michaels FinCo Holdings LLC/Michaels FinCo, Inc.
7.500%	08/01/2018	^	169,000	172,802
Michaels Stores, Inc.
5.875%	12/15/2020	^	650,000	659,750

				1,166,466

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc.
0.282%	05/03/2016	#	715,000	715,245
Hewlett-Packard Co.
2.350%	03/15/2015		600,000	601,897
1.170%	01/14/2019	#	760,000	747,729

				2,064,871

Thrifts & Mortgage Finance—0.7%
Abbey National Treasury Services plc (United Kingdom)
1.650%	09/29/2017	§	2,220,000	2,214,916
1.375%	03/13/2017		1,000,000	999,332
0.751%	03/13/2017	#	800,000	800,223
Astoria Financial Corp.
5.000%	06/19/2017	§	1,120,000	1,183,485
BPCE SA MTN (France)
1.484%	04/25/2016	#§	1,500,000	1,517,037
1.082%	02/10/2017	#	410,000	412,929
0.862%	06/23/2017	#	700,000	700,389

				7,828,311

Tobacco—0.2%
BAT International Finance plc (United Kingdom)
1.400%	06/05/2015	^	1,460,000	1,462,774
Reynolds American, Inc.
1.050%	10/30/2015		510,000	510,659

				1,973,433

Trading Companies & Distributors—0.2%
Aircastle Ltd. (Bermuda)
6.750%	04/15/2017	§	1,250,000	1,340,625
GATX Corp.
2.500%	07/30/2019	§	600,000	596,111

				1,936,736

Wireless Telecommunication Services—0.2%
SBA Communications Corp.
5.625%	10/01/2019	§	500,000	513,750
T-Mobile USA, Inc.
6.375%	03/01/2025		430,000	437,955

Coupon Rate	Maturity Date			Face	Value

5.250%	09/01/2018		§	$1,300,000	$1,353,625

					2,305,330

TOTAL CORPORATE OBLIGATIONS
(Cost $338,732,881)					338,654,823

FLOATING RATE LOANS—0.4%**
ARAMARK Corp., Extended Term Loan
3.250%	09/06/2019		#	1,940,000	1,915,149
Asurion LLC Non-Amortizing 1st Lien Term Loan
3.750%	03/03/2017		#	300,000	297,376
CDW LLC Term Loan
3.250%	04/29/2020		#	1,484,891	1,443,567
H.J. Heinz Co. 1st Lien Term Loan B2
3.500%	06/05/2020		#	429,696	427,855

TOTAL FLOATING RATE LOANS
(Cost $4,141,702)					4,083,947

MORTGAGE-BACKED SECURITIES—5.9%
Commercial Mortgage-Backed Securities—1.6%
American Homes 4 Rent, Series 2014-SFR1, Class A
1.250%	06/17/2031		#^	525,269	519,624
Colony American Homes, Series 2014-1A, Class A
1.400%	05/17/2031		#^	543,126	540,885
Colony American Homes, Series 2014-2A, Class A
1.112%	07/17/2031		#^	1,897,203	1,870,850
Del Coronado Trust, Series 2013-HDC, Class A
0.961%	03/15/2026		#^	1,040,000	1,038,358
Hilton USA Trust, Series 2013-HLF, Class AFL
1.157%	11/05/2030		#^	2,631,192	2,632,436
Invitation Homes Trust, Series 2013-SFR1, Class A
1.400%	12/17/2030		#^	1,199,026	1,195,720
Invitation Homes Trust, Series 2014-SFR1, Class A
1.162%	06/17/2031		#^	5,220,000	5,163,807
Invitation Homes Trust, Series 2014-SFR2, Class A
1.262%	09/17/2031		#^	3,170,000	3,138,966
LA Arena Funding LLC, Series 1, Class A
7.656%	12/15/2026^			423,921	475,119
Motel 6 Trust, Series 2012-MTL6, Class A1
1.500%	10/05/2025^			774,483	772,427
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020			423,207	424,219

					17,772,411

Non-Agency Mortgage-Backed Securities—1.8%
Bank of America Mortgage Securities, Inc., Series 2002-K, Class 1A4
2.686%	10/20/2032	#		467,747	474,730
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-3, Class 2A1
5.000%	04/25/2019			44,099	45,136
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR2, Class AD
1.550%	04/25/2043		#^	2,453,462	2,308,590
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR3, Class A3
1.550%	05/25/2043		#^	1,276,319	1,216,341
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1
1.620%	11/25/2023	#		1,687,372	1,682,917

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date			Face	Value

MORTGAGE-BACKED SECURITIES—(Continued)
Fosse Master Issuer plc, Series 2012-1A, Class 2A2 (United Kingdom)
1.632%	10/18/2054		#^	$1,761,736	$1,774,024
GSAMP Trust, Series 2004-SEA2, Class M1
0.820%	03/25/2034	#		1,210,952	1,212,764
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2
2.500%	03/25/2043		#^	883,409	874,497
Option One Mortgage Loan Trust, Series 2005-4, Class A3
0.430%	11/25/2035		#	1,009,016	998,424
Sequoia Mortgage Trust, Series 2012-1, Class 1A1
2.865%	01/25/2042		#	793,738	798,376
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042		#	806,011	821,307
Sequoia Mortgage Trust, Series 2013-1, Class 1A1
1.450%	02/25/2043		#	1,020,604	977,636
Sequoia Mortgage Trust, Series 2013-4, Class A3
1.550%	04/25/2043		#	1,642,759	1,544,903
Springleaf Mortgage Loan Trust, Series 2012-2A, Class A
2.220%	10/25/2057		#^	457,358	464,829
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059		#^	572,790	573,800
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.270%	06/25/2058		#^	1,767,847	1,766,203
Springleaf Mortgage Loan Trust, Series 2013-2A, Class A
1.780%	12/25/2065		#^	723,634	724,175
Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2
0.850%	01/25/2033	#		1,455,818	1,395,369

					19,654,021

U.S. Government Agency Mortgage-Backed Securities—2.5%
Federal Deposit Insurance Corporation Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A
3.250%	04/25/2038^			5,201,063	5,326,810
Federal Home Loan Mortgage Corp.
2.527%	12/01/2039		#	151,568	161,514
2.375%	09/01/2035		#	2,971,283	3,182,457
Federal National Mortgage Association
3.136%	07/01/2041		#	2,262,506	2,404,004
3.002%	06/01/2041		#	1,155,587	1,223,252
2.374%	03/01/2036		#	116,946	125,483
2.137%	03/01/2036		#	1,361,117	1,450,488
Federal National Mortgage Association Connecticut Avenue Securities, Series 2013-C01, Class M1
2.170%	10/25/2023		#	1,697,613	1,706,372
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C01, Class M1
1.770%	01/25/2024		#	1,838,407	1,835,606
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C02, Class 1M1
1.120%	05/25/2024		#	2,189,348	2,149,514
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C02, Class 2M1
1.120%	05/25/2024		#	1,249,742	1,226,262
Federal National Mortgage Association Connecticut Avenue Securities, Series 2014-C03, Class 1M1
1.370%	07/25/2024		#	5,114,992	5,069,428

Coupon Rate	Maturity Date		Face	Value

FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A
0.520%	04/25/2019	#	$232,321	$232,569
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.607%	10/07/2020	#	986,397	992,504
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		98,178	98,780
National Credit Union Administration Guaranteed Notes, Series 2011-R4, Class 1A
0.537%	03/06/2020	#	702,742	704,633

				27,889,676

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $65,729,586)				65,316,108

CONVERTIBLE DEBT OBLIGATIONS—35.4%
Aerospace & Defense—0.1%
KEYW Holding Corp. (The)
2.500%	07/15/2019		1,180,000	1,070,113

Air Freight & Logistics—0.2%
UTi Worldwide, Inc. (Virgin Islands, British)
4.500%	03/01/2019	^	1,980,000	2,196,563

Automobiles—0.5%
Tesla Motors, Inc.
1.250%	03/01/2021		3,000,000	2,720,625
0.250%	03/01/2019		3,300,000	3,066,938

				5,787,563

Biotechnology—1.5%
BioMarin Pharmaceutical, Inc.
1.500%	10/15/2020		4,475,000	5,507,047
0.750%	10/15/2018		3,155,000	3,724,872
Cepheid, Inc.
1.250%	02/01/2021	^	5,230,000	5,769,344
Incyte Corp.
0.375%	11/15/2018		510,000	764,362
Ligand Pharmaceuticals, Inc.
0.750%	08/15/2019	^	1,125,000	1,103,906

				16,869,531

Building Products—0.1%
Griffon Corp.
4.000%	01/15/2017	^	1,065,000	1,205,447

Capital Markets—0.6%
Ares Capital Corp.
5.125%	06/01/2016		3,225,000	3,317,719
Walter Investment Management Corp.
4.500%	11/01/2019		4,660,000	3,541,600

				6,859,319

Communications Equipment—0.6%
Ciena Corp.
3.750%	10/15/2018	^	2,375,000	2,952,422
0.875%	06/15/2017		2,055,000	2,046,009
Palo Alto Networks, Inc.
0.000%	07/01/2019	^	1,000,000	1,268,125

				6,266,556

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Consumer Finance—0.3%
PRA Group, Inc.
3.000%	08/01/2020		$2,618,000	$2,946,886

Diversified Consumer Services—0.1%
Ascent Capital Group, Inc.
4.000%	07/15/2020		2,000,000	1,653,750

Diversified Telecommunication Services—0.4%
Clearwire Communications LLC/Clearwire Finance, Inc.
8.250%	12/01/2040	^	4,165,000	4,550,262

Electric Utilities—0.2%
NRG Yield, Inc.
3.500%	02/01/2019	^	2,400,000	2,658,000

Electrical Equipment—0.3%
SolarCity Corp.
1.625%	11/01/2019	^	3,100,000	2,817,125

Electronic Equipment, Instruments & Components—0.4%
InvenSense, Inc.
1.750%	11/01/2018		1,470,000	1,467,244
TTM Technologies, Inc.
1.750%	12/15/2020		1,388,000	1,340,287
Vishay Intertechnology, Inc.
2.250%	11/15/2040	^	1,500,000	1,669,688

				4,477,219

Energy Equipment & Services—0.9%
Bristow Group, Inc.
3.000%	06/15/2038		1,305,000	1,363,725
Helix Energy Solutions Group, Inc.
3.250%	03/15/2032		372,000	414,548
Hornbeck Offshore Services, Inc.
1.500%	09/01/2019		1,935,000	1,613,306
SEACOR Holdings, Inc.
3.000%	11/15/2028		3,500,000	3,206,875
2.500%	12/15/2027		2,790,000	2,964,375

				9,562,829

Health Care Equipment & Supplies—3.1%
Alere, Inc.
3.000%	05/15/2016		2,065,000	2,157,925
Hologic, Inc., Series 2010
2.000%	12/15/2037		2,410,000	3,010,994
Hologic, Inc., Series 2012
2.000%	03/01/2042		6,475,000	7,227,719
Insulet Corp.
2.000%	06/15/2019		1,458,000	1,718,617
Integra LifeSciences Holdings Corp.
1.625%	12/15/2016		2,535,000	2,707,697
NuVasive, Inc.
2.750%	07/01/2017		7,020,000	8,959,275
Spectranetics Corp. (The)
2.625%	06/01/2034		1,925,000	2,476,031
Volcano Corp.
1.750%	12/01/2017		2,895,000	2,882,334
Wright Medical Group, Inc.
2.000%	08/15/2017		2,290,000	2,775,194

				33,915,786

Coupon Rate	Maturity Date		Face	Value

Health Care Providers & Services—2.1%
Brookdale Senior Living, Inc.
2.750%	06/15/2018		$2,627,000	$3,587,497
HealthSouth Corp.
2.000%	12/01/2043		3,756,000	4,194,983
Molina Healthcare, Inc.
1.625%	08/15/2044	^	1,630,000	1,821,525
1.625%	08/15/2044		2,145,000	2,397,037
1.125%	01/15/2020		810,000	1,129,950
Omnicare, Inc.
3.500%	02/15/2044		3,355,000	4,026,000
Omnicare, Inc., Series OCR
3.250%	12/15/2035		4,783,000	5,436,073

				22,593,065

Health Care Technology—0.7%
Allscripts Healthcare Solutions, Inc.
1.250%	07/01/2020		4,875,000	4,820,156
Medidata Solutions, Inc.
1.000%	08/01/2018		2,360,000	2,598,950

				7,419,106

Hotels, Restaurants & Leisure—0.3%
MGM Resorts International
4.250%	04/15/2015		2,795,000	3,305,087

Household Durables—1.5%
Jarden Corp.
1.875%	09/15/2018		1,505,000	2,367,553
1.500%	06/15/2019		3,225,000	4,265,063
1.125%	03/15/2034	^	1,881,000	2,117,301
Ryland Group, Inc. (The)
0.250%	06/01/2019		3,850,000	3,582,906
Toll Brothers Finance Corp.
0.500%	09/15/2032		4,065,000	4,166,625

				16,499,448

Industrial Conglomerates—0.5%
Siemens Financieringsmaatschappij NV (Netherlands)
1.050%	08/16/2017		5,000,000	5,467,500

Insurance—0.2%
AmTrust Financial Services, Inc.
2.750%	12/15/2044		1,875,000	1,685,156

Internet & Catalog Retail—2.0%
Ctrip.com International Ltd. (Cayman Islands)
1.250%	10/15/2018		6,195,000	6,055,613
HomeAway, Inc.
0.125%	04/01/2019	^	4,955,000	4,660,797
Priceline Group, Inc. (The)
0.900%	09/15/2021	^	5,300,000	5,061,500
0.350%	06/15/2020		3,085,000	3,455,200
Shutterfly, Inc.
0.250%	05/15/2018		3,110,000	2,960,331

				22,193,441

Internet Software & Services—3.1%
Akamai Technologies, Inc.
0.000%	02/15/2019	^	4,700,000	4,899,773
AOL, Inc.
0.750%	09/01/2019	^	3,785,000	4,026,294
Blucora, Inc.
4.250%	04/01/2019		3,060,000	2,891,700
Dealertrack Technologies, Inc.
1.500%	03/15/2017		60,000	78,112

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
j2 Global, Inc.
3.250%	06/15/2029		$2,628,000	$2,907,225
LinkedIn Corp.
0.500%	11/01/2019	^	780,000	824,366
Twitter, Inc.
1.000%	09/15/2021	^	1,640,000	1,437,050
0.250%	09/15/2019	^	3,870,000	3,381,413
Web.com Group, Inc.
1.000%	08/15/2018		1,815,000	1,668,666
WebMD Health Corp.
2.500%	01/31/2018		2,185,000	2,190,463
1.500%	12/01/2020		4,930,000	4,945,406
Yahoo!, Inc.
0.000%	12/01/2018		3,955,000	4,493,869

				33,744,337

IT Services—0.6%
Cardtronics, Inc.
1.000%	12/01/2020		5,320,000	5,290,075
Euronet Worldwide, Inc.
1.500%	10/01/2044	^	1,030,000	1,051,244

				6,341,319

Life Sciences Tools & Services—0.6%
Illumina, Inc.
0.500%	06/15/2021	^	3,120,000	3,549,000
0.000%	06/15/2019	^	2,890,000	3,182,612

				6,731,612

Machinery—1.1%
Chart Industries, Inc.
2.000%	08/01/2018		1,550,000	1,490,906
Greenbrier Cos., Inc. (The)
3.500%	04/01/2018		920,000	1,388,050
Meritor, Inc.
7.875%	03/01/2026		1,365,000	2,254,809
4.000%	02/15/2027		1,990,000	2,146,713
Navistar International Corp.
4.750%	04/15/2019	^	3,430,000	3,297,087
Trinity Industries, Inc.
3.875%	06/01/2036		1,010,000	1,331,938

				11,909,503

Media—0.9%
Liberty Interactive LLC
1.000%	09/30/2043	^	3,875,000	4,286,719
Liberty Media Corp.
1.375%	10/15/2023		3,630,000	3,598,238
Live Nation Entertainment, Inc.
2.500%	05/15/2019	^	2,350,000	2,488,062

				10,373,019

Metals & Mining—1.2%
Newmont Mining Corp., Series B
1.625%	07/15/2017		2,925,000	2,978,016
Royal Gold, Inc.
2.875%	06/15/2019		3,540,000	3,674,962
RTI International Metals, Inc.
1.625%	10/15/2019		6,465,000	6,315,497

				12,968,475

Coupon Rate	Maturity Date		Face	Value

Oil, Gas & Consumable Fuels—1.2%
Chesapeake Energy Corp.
2.500%	05/15/2037		$4,050,000	$3,953,812
Cobalt International Energy, Inc.
3.125%	05/15/2024		3,385,000	2,286,991
Energy XXI Ltd. (Bermuda)
3.000%	12/15/2018		1,295,000	391,737
Goodrich Petroleum Corp.
5.000%	10/01/2032		1,430,000	757,006
PDC Energy, Inc.
3.250%	05/15/2016	^	400,000	463,250
Scorpio Tankers, Inc. (Marshall Islands)
2.375%	07/01/2019	^	3,405,000	3,262,416
Stone Energy Corp.
1.750%	03/01/2017		2,855,000	2,496,341

				13,611,553

Personal Products—0.2%
Herbalife Ltd. (Cayman Islands)
2.000%	08/15/2019	^	2,725,000	2,011,404

Pharmaceuticals—0.9%
Depomed, Inc.
2.500%	09/01/2021		1,710,000	1,850,006
Jazz Investments I Ltd. (Bermuda)
1.875%	08/15/2021	^	4,668,000	5,304,015
Salix Pharmaceuticals Ltd.
1.500%	03/15/2019		645,000	1,179,141
Teva Pharmaceutical Finance Co. LLC, Series C
0.250%	02/01/2026		825,000	1,131,281

				9,464,443

Professional Services—0.2%
Huron Consulting Group, Inc.
1.250%	10/01/2019	^	2,375,000	2,474,453

Real Estate Investment Trusts (REITs)—1.4%
American Realty Capital Properties, Inc.
3.750%	12/15/2020		1,810,000	1,666,340
Colony Financial, Inc.
5.000%	04/15/2023		1,235,000	1,325,309
Extra Space Storage LP
2.375%	07/01/2033	^	2,855,000	3,122,656
National Health Investors, Inc.
3.250%	04/01/2021		1,540,000	1,604,488
Prologis LP
3.250%	03/15/2015		3,500,000	3,898,125
Starwood Property Trust, Inc.
4.550%	03/01/2018		3,640,000	3,885,700

				15,502,618

Real Estate Management & Development—0.6%
Forest City Enterprises, Inc.
4.250%	08/15/2018		1,735,000	1,986,575
3.625%	08/15/2020		3,975,000	4,233,375

				6,219,950

Semiconductors & Semiconductor Equipment—2.5%
Lam Research Corp.
0.500%	05/15/2016		1,995,000	2,628,412
Micron Technology, Inc., Series G
3.000%	11/15/2043		2,975,000	3,928,859
NVIDIA Corp.
1.000%	12/01/2018		8,165,000	9,425,472

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
NXP Semiconductors NV (Netherlands)
1.000%	12/01/2019	^	$3,119,000	$3,210,621
ON Semiconductor Corp., Series B
2.625%	12/15/2026		3,250,000	3,875,625
Photronics, Inc.
3.250%	04/01/2016		940,000	977,012
SunEdison, Inc.
0.250%	01/15/2020	^	2,850,000	2,775,188
SunPower Corp.
0.875%	06/01/2021	^	280,000	253,400
0.750%	06/01/2018		430,000	527,019

				27,601,608

Software—3.6%
Citrix Systems, Inc.
0.500%	04/15/2019	^	3,960,000	4,175,325
Electronic Arts, Inc.
0.750%	07/15/2016		2,250,000	3,400,312
Mentor Graphics Corp.
4.000%	04/01/2031		1,300,000	1,563,250
NetSuite, Inc.
0.250%	06/01/2018		3,790,000	4,263,750
Nuance Communications, Inc.
2.750%	11/01/2031		3,245,000	3,251,084
Proofpoint, Inc.
1.250%	12/15/2018		1,185,000	1,624,191
Red Hat, Inc.
0.250%	10/01/2019	^	4,035,000	4,781,475
Rovi Corp.
2.625%	02/15/2040		575,000	577,875
salesforce.com, Inc.
0.250%	04/01/2018		7,040,000	8,038,800
Synchronoss Technologies, Inc.
0.750%	08/15/2019		1,260,000	1,333,237
TiVo, Inc.
2.000%	10/01/2021	^	1,935,000	1,860,019
Verint Systems, Inc.
1.500%	06/01/2021		3,870,000	4,290,863

				39,160,181

Specialty Retail—0.1%
Restoration Hardware Holdings, Inc.
0.000%	06/15/2019	^	1,065,000	1,105,603

Technology Hardware, Storage & Peripherals—0.2%
Electronics For Imaging, Inc.
0.750%	09/01/2019	^	595,000	605,041
SanDisk Corp.
0.500%	10/15/2020		1,780,000	2,147,125

				2,752,166

Transportation Infrastructure—0.4%
Macquarie Infrastructure Co. LLC
2.875%	07/15/2019		4,310,000	4,918,788

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $381,858,249)				388,890,784

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—12.1%
U.S. Treasury Notes—12.1%
U.S. Treasury Note
1.000%	09/15/2017		$2,950,000	$2,951,844
0.875%	09/15/2016	‡‡	8,000,000	8,042,496
0.875%	04/30/2017 -
	07/15/2017		45,449,000	45,455,872
0.750%	01/15/2017		27,645,000	27,666,591
0.625%	02/15/2017		2,390,000	2,384,212
0.625%	07/15/2016	‡‡	15,000,000	15,030,465
0.500%	06/15/2016	‡‡	685,000	685,588
0.500%	08/31/2016		2,500,000	2,499,220
0.375%	10/31/2016		28,000,000	27,886,264

				132,602,552

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $132,487,964)				132,602,552

GOVERNMENT RELATED OBLIGATIONS—2.0%
U.S. Government Agencies—0.8%
Federal Home Loan Bank, Series 3823
0.500%	09/28/2016		5,740,000	5,726,270
Federal Home Loan Mortgage Corp., Series 1
1.000%	07/28/2017		3,000,000	3,000,015

				8,726,285

Non-U.S. Government Agencies—0.5%
Allied Irish Banks plc MTN (Ireland)
2.875%	11/28/2016	EUR	1,000,000	1,247,103
FMS Wertmanagement AoeR (Germany)
1.125%	09/05/2017		1,300,000	1,300,097
0.625%	01/30/2017		2,290,000	2,279,258
Petrobras International Finance Co. SA (Luxembourg)
3.500%	02/06/2017	§	470,000	449,983

				5,276,441

Sovereign Debt—0.1%
Instituto de Credito Oficial (Spain)
1.125%	04/01/2016	^	1,240,000	1,241,633

Supranational—0.3%
International Bank for Reconstruction & Development
0.625%	09/26/2016		3,500,000	3,494,487

U.S. Municipal Bonds—0.2%
California Earthquake Authority Revenue Bonds (California)
1.824%	07/01/2017		1,000,000	999,610
Jobsohio Beverage Systems Ohio Statewide Liquor Profits, Series B (Ohio)
0.872%	01/01/2015		510,000	510,000

				1,509,610

Non-U.S. Regional Authority Bonds—0.1%
Province of British Columbia (Canada)
1.200%	04/25/2017		1,500,000	1,507,680

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $21,951,899)				21,756,136

ASSET-BACKED SECURITIES—3.7%
Automobiles—2.0%
Ally Master Owner Trust Series 2013-1, Class A1
0.611%	02/15/2018	#	2,200,000	2,203,074

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—(Continued)
Ally Master Owner Trust Series 2013-2, Class A
0.611%	04/15/2018	#	$1,900,000	$1,899,380
Capital Auto Receivables Asset Trust Series 2013-1, Class A2
0.620%	07/20/2016		616,013	616,123
Capital Auto Receivables Asset Trust Series 2013-1, Class B
1.290%	04/20/2018		370,000	369,108
Capital Auto Receivables Asset Trust Series 2013-1, Class C
1.740%	10/22/2018		380,000	381,421
Enterprise Fleet Financing LLC Series 2012-1, Class A2
1.140%	11/20/2017	^	292,823	293,023
Fifth Third Auto Trust Series 2014-1, Class A3
0.680%	04/16/2018		1,860,000	1,857,896
Ford Credit Auto Lease Trust Series 2013-B, Class A3
0.760%	09/15/2016		410,000	410,316
Hertz Fleet Lease Funding LP Series 2013-3, Class A
0.712%	12/10/2027	#^	820,000	820,468
Nissan Master Owner Trust Receivables Series 2013-A, Class A
0.461%	02/15/2018	#	5,450,000	5,445,182
Porsche Financial Auto Securitization Trust Series 2014-1, Class A3
0.670%	01/23/2018	^	6,660,000	6,658,035
Santander Drive Auto Receivables Trust Series 2011-1, Class C
3.110%	05/16/2016		897,921	899,775
World Omni Automobile Lease Securitization Trust Series 2013-A, Class A2A
0.730%	05/16/2016		443,763	444,182

				22,297,983

Credit Card—1.0%
Chase Issuance Trust Series 2007-B1, Class B1
0.411%	04/15/2019	#	2,000,000	1,988,397
Citibank Credit Card Issuance Trust Series 2003-A7, Class A7
4.150%	07/07/2017		2,700,000	2,751,216
Discover Card Execution Note Trust Series 2012-A1, Class A1
0.810%	08/15/2017		3,000,000	3,001,479
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A2
1.068%	02/15/2017	#^EUR	1,200,000	1,453,698
Synchrony Credit Card Master Note Trust Series 2012-1, Class A
1.030%	01/15/2018		$2,200,000	2,200,450

				11,395,240

Other—0.4%
CenterPoint Energy Transition Bond Co. IV LLC Series 2012-1, Class A1
0.901%	04/15/2018		1,341,167	1,343,518

Coupon Rate	Maturity Date		Face	Value

GreatAmerica Leasing Receivables Funding LLC Series 2013-1, Class C
1.830%	06/17/2019	^	$270,000	$269,180
Trade MAPS 1 Ltd. (Ireland) Series 2013-1A, Class A
0.862%	12/10/2018	#^	2,300,000	2,304,101

				3,916,799

Student Loan—0.3%
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
0.512%	12/07/2020	#	1,480,354	1,482,027
Nelnet Student Loan Trust Series 2014-2A, Class A1
0.449%	06/25/2021	#^	1,273,949	1,273,650
SLM Student Loan Trust Series 2014-1, Class A1
0.450%	05/28/2019	#	573,765	573,662

				3,329,339

TOTAL ASSET-BACKED SECURITIES
(Cost $41,160,598)				40,939,361

			Shares	Value
MONEY MARKET FUNDS—2.9%
Institutional Money Market Fund—2.9%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥
(Cost $31,430,317)			31,430,317	31,430,317

TOTAL INVESTMENTS—100.1%
(Cost $1,088,366,319)				1,098,244,874
Other assets less liabilities—(0.1%)				(1,562,291)

NET ASSETS—100.0%				$1,096,682,583

Notes to the Schedule of Investments:

EUR	European Monetary Unit
MTN	Medium Term Note
REIT	Real Estate Investment Trust
*	Non-income producing.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $251,389,882, which represents 22.9% of Net Assets. The illiquid 144A securities represented 0.0% of Net Assets, and 0.0% of total 144A securities held.
§	Security has been segregated to cover economic leverage under certain derivatives contracts which may include, but are not limited to, futures, swaps, forwards, options and TBA’s, a security that is subject to delayed delivery.
#	Rate is subject to change. Rate shown reflects current rate.
**	Floating Rate Loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—24.2%
Aerospace & Defense—0.5%
Boeing Co. (The)
6.125%	02/15/2033	$100,000	$133,049
4.875%	02/15/2020	200,000	225,713
General Dynamics Corp.
2.250%	11/15/2022	500,000	482,817
Honeywell International, Inc.
5.700%	03/15/2036	300,000	386,100
4.250%	03/01/2021	750,000	841,501
3.350%	12/01/2023	300,000	311,744
L-3 Communications Corp.
4.950%	02/15/2021	300,000	326,499
3.950%	05/28/2024	350,000	353,584
Lockheed Martin Corp.
4.070%	12/15/2042	285,000	288,787
Northrop Grumman Corp.
4.750%	06/01/2043	720,000	807,118
3.500%	03/15/2021	300,000	312,741
1.750%	06/01/2018	500,000	496,815
Precision Castparts Corp.
2.500%	01/15/2023	200,000	192,930
Raytheon Co.
6.750%	03/15/2018	1,150,000	1,328,964
United Technologies Corp.
6.700%	08/01/2028	150,000	202,488
4.500%	06/01/2042	200,000	218,642
3.100%	06/01/2022	1,050,000	1,073,113
1.800%	06/01/2017	300,000	304,100

			8,286,705

Air Freight & Logistics—0.1%
FedEx Corp.
3.875%	08/01/2042	200,000	193,551
2.625%	08/01/2022	200,000	196,166
United Parcel Service, Inc.
6.200%	01/15/2038	300,000	400,318
2.450%	10/01/2022	400,000	392,809

			1,182,844

Airlines—0.1%
American Airlines, Inc., Series 2011-1, Class A
5.250%	01/31/2021	230,114	247,948
Continental Airlines, Inc., Series 2010-1, Class A
4.750%	01/12/2021	248,933	265,114
Delta Air Lines Pass Through Trust, Series 2010-2A
4.950%	05/23/2019	678,271	725,749
United Airlines Pass Through Trust, Series 2014-2, Class A
3.750%	09/03/2026	200,000	201,500

			1,440,311

Auto Components—0.0%
Johnson Controls, Inc.
4.250%	03/01/2021	300,000	324,705
3.625%	07/02/2024	500,000	505,350

			830,055

Automobiles—0.0%
Ford Motor Co.
7.450%	07/16/2031	200,000	272,235
4.750%	01/15/2043	200,000	211,858

			484,093

Coupon Rate	Maturity Date	Face	Value

Banks—3.4%
Associated Banc-Corp
4.250%	01/15/2025	$400,000	$401,902
Australia & New Zealand Banking Group Ltd. (Australia)
1.250%	01/10/2017	500,000	500,402
1.250%	06/13/2017	400,000	399,178
Bank of America Corp.
7.800%	09/15/2016	400,000	440,612
6.875%	11/15/2018	250,000	290,898
6.050%	05/16/2016	890,000	942,755
5.875%	01/05/2021	400,000	464,385
5.750%	08/15/2016	700,000	745,502
5.625%	07/01/2020	500,000	569,976
5.490%	03/15/2019	100,000	110,860
4.000%	04/01/2024	500,000	521,216
3.875%	03/22/2017	700,000	732,796
Bank of America Corp. MTN
6.875%	04/25/2018	500,000	574,721
5.875%	02/07/2042	300,000	376,814
5.000%	05/13/2021	300,000	335,216
4.875%	04/01/2044	750,000	831,952
4.250%	10/22/2026	400,000	399,653
3.625%	03/17/2016	500,000	514,199
3.300%	01/11/2023	500,000	500,563
Bank of America Corp., Series L MTN
5.650%	05/01/2018	500,000	555,911
Bank of America NA, Bank Note
1.250%	02/14/2017	1,000,000	998,219
Bank of Montreal MTN (Canada)
2.500%	01/11/2017	400,000	409,866
1.300%	07/14/2017	650,000	647,659
Bank of Nova Scotia (The) (Canada)
1.450%	04/25/2018	300,000	296,965
1.250%	04/11/2017	750,000	747,982
Barclays Bank plc (United Kingdom)
5.125%	01/08/2020	500,000	561,241
Barclays plc (United Kingdom)
2.750%	11/08/2019	400,000	397,926
BB&T Corp.
5.250%	11/01/2019	500,000	557,599
BB&T Corp. MTN
2.450%	01/15/2020	500,000	498,550
1.600%	08/15/2017	400,000	400,040
BNP Paribas SA (France)
4.250%	10/15/2024	400,000	404,921
BNP Paribas SA MTN (France)
2.400%	12/12/2018	600,000	606,279
1.375%	03/17/2017	1,000,000	997,727
BNP Paribas SA, Bank Note (France)
5.000%	01/15/2021	400,000	453,004
Capital One Bank USA NA
8.800%	07/15/2019	500,000	624,053
2.300%	06/05/2019	400,000	397,314
Capital One Bank USA NA, Bank Note
1.200%	02/13/2017	400,000	396,737
Citigroup, Inc.
8.500%	05/22/2019	300,000	374,173
8.125%	07/15/2039	500,000	767,984
6.625%	06/15/2032	350,000	437,235
6.125%	11/21/2017	750,000	836,870
6.125%	08/25/2036	300,000	358,766
6.000%	08/15/2017	600,000	664,226
5.500%	09/13/2025	200,000	221,755
5.375%	08/09/2020	400,000	455,178

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
4.500%	01/14/2022		$500,000	$547,207
4.050%	07/30/2022		300,000	310,903
3.953%	06/15/2016		1,000,000	1,038,436
3.875%	10/25/2023		200,000	208,268
Citizens Bank NA MTN
1.600%	12/04/2017		500,000	498,148
Commonwealth Bank of Australia (Australia)
1.125%	03/13/2017		350,000	348,952
Corpbanca SA (Chile)
3.875%	09/22/2019	^	400,000	401,858
Discover Bank
7.000%	04/15/2020		200,000	235,974
Discover Bank, Bank Note
4.250%	03/13/2026		200,000	208,244
Fifth Third Bancorp
4.300%	01/16/2024		300,000	315,031
Fifth Third Bank/Ohio, Bank Note
2.875%	10/01/2021		400,000	400,568
First Republic Bank
2.375%	06/17/2019		500,000	502,874
HSBC Bank USA NA
4.875%	08/24/2020		400,000	442,063
HSBC Finance Capital Trust IX
5.911%	11/30/2035	#	500,000	507,500
HSBC Holdings plc (United Kingdom)
6.100%	01/14/2042		500,000	670,206
5.250%	03/14/2044		1,000,000	1,124,551
4.250%	03/14/2024		500,000	521,280
4.000%	03/30/2022		500,000	532,986
Industrial & Commercial Bank of China Ltd. MTN (China)
2.351%	11/13/2017		500,000	499,355
Intesa Sanpaolo SpA (Italy)
3.875%	01/15/2019		400,000	414,542
3.125%	01/15/2016		300,000	304,818
JPMorgan Chase & Co.
6.300%	04/23/2019		500,000	581,121
5.600%	07/15/2041		200,000	243,048
4.950%	03/25/2020		1,000,000	1,105,985
4.850%	02/01/2044		500,000	556,906
4.625%	05/10/2021		300,000	330,636
4.500%	01/24/2022		400,000	437,364
3.450%	03/01/2016		500,000	513,347
3.200%	01/25/2023		500,000	501,094
JPMorgan Chase & Co. MTN
1.350%	02/15/2017		1,400,000	1,400,694
JPMorgan Chase Bank NA, Bank Note
6.000%	10/01/2017		500,000	555,296
KeyCorp MTN
5.100%	03/24/2021		500,000	565,060
LBBW (Germany)
7.625%	02/01/2023		200,000	250,364
Lloyds Bank plc (United Kingdom)
2.350%	09/05/2019		400,000	400,151
National City Corp.
6.875%	05/15/2019		500,000	587,943
PNC Bank NA
1.500%	10/18/2017		400,000	399,822
PNC Bank NA, Bank Note
1.300%	10/03/2016		250,000	251,339
1.150%	11/01/2016		500,000	500,882

Coupon Rate	Maturity Date		Face	Value

PNC Funding Corp.
2.700%	09/19/2016		$400,000	$410,946
Royal Bank of Canada (Canada)
1.200%	01/23/2017		155,000	154,965
Royal Bank of Canada MTN (Canada)
2.875%	04/19/2016		300,000	308,130
1.400%	10/13/2017		500,000	498,701
1.250%	06/16/2017		500,000	498,133
Royal Bank of Scotland Group plc (United Kingdom)
6.400%	10/21/2019	†	1,000,000	1,162,712
Royal Bank of Scotland plc (The) (United Kingdom)
6.125%	01/11/2021		300,000	353,968
4.375%	03/16/2016		500,000	517,082
Sumitomo Mitsui Banking Corp. (Japan)
3.200%	07/18/2022		200,000	203,234
1.300%	01/10/2017		500,000	499,299
SunTrust Banks, Inc.
3.600%	04/15/2016		500,000	515,860
Svenska Handelsbanken AB (Sweden)
2.250%	06/17/2019		500,000	503,199
Union Bank NA
2.625%	09/26/2018		500,000	507,812
US Bancorp MTN
2.950%	07/15/2022		200,000	197,485
1.650%	05/15/2017		500,000	504,012
US Bank NA, Bank Note
1.100%	01/30/2017		500,000	499,838
Wells Fargo & Co.
5.375%	11/02/2043		350,000	399,744
4.480%	01/16/2024		784,000	837,463
3.676%	06/15/2016		400,000	415,066
1.500%	01/16/2018		500,000	497,630
1.250%	07/20/2016		560,000	562,071
Wells Fargo & Co. MTN
4.600%	04/01/2021		500,000	557,091
3.500%	03/08/2022		300,000	313,475
2.100%	05/08/2017		800,000	814,024
1.150%	06/02/2017		700,000	696,589
Wells Fargo & Co., Series M
3.450%	02/13/2023		300,000	304,369
Wells Fargo Bank NA
5.950%	08/26/2036		100,000	126,944
Wells Fargo Bank NA, Bank Note
6.600%	01/15/2038		300,000	416,904
Westpac Banking Corp. (Australia)
4.875%	11/19/2019		1,000,000	1,116,984

				57,330,326

Beverages—0.7%
Anheuser-Busch InBev Finance, Inc.
2.625%	01/17/2023		200,000	194,488
1.125%	01/27/2017		1,000,000	1,003,306
0.800%	01/15/2016		200,000	200,374
Anheuser-Busch InBev Worldwide, Inc.
8.200%	01/15/2039		300,000	464,652
7.750%	01/15/2019		500,000	606,158
6.875%	11/15/2019		300,000	361,451
5.375%	01/15/2020		500,000	566,949
3.750%	07/15/2042		200,000	188,810
Beam Suntory, Inc.
5.375%	01/15/2016		90,000	94,121
Bottling Group LLC
5.500%	04/01/2016		500,000	529,179

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Coca-Cola Co. (The)
5.350%	11/15/2017		$500,000	$554,829
4.875%	03/15/2019		1,050,000	1,178,366
3.150%	11/15/2020		200,000	209,367
Coca-Cola Enterprises, Inc.
4.500%	09/01/2021		300,000	330,965
Coca-Cola Femsa SAB de CV (Mexico)
2.375%	11/26/2018		350,000	357,248
Diageo Capital plc (United Kingdom)
1.125%	04/29/2018		1,000,000	979,339
Diageo Investment Corp.
7.450%	04/15/2035		750,000	1,092,209
Dr Pepper Snapple Group, Inc.
2.600%	01/15/2019		300,000	302,736
PepsiCo, Inc.
5.500%	01/15/2040		500,000	604,407
5.000%	06/01/2018		400,000	442,634
3.000%	08/25/2021		500,000	515,889
2.750%	03/01/2023		400,000	394,265

				11,171,742

Biotechnology—0.2%
Amgen, Inc.
6.900%	06/01/2038		267,000	354,872
6.150%	06/01/2018		500,000	569,546
5.850%	06/01/2017		250,000	275,530
5.150%	11/15/2041		300,000	339,422
3.875%	11/15/2021		300,000	317,417
3.625%	05/22/2024		400,000	407,363
Celgene Corp.
4.625%	05/15/2044		600,000	624,870
1.900%	08/15/2017		200,000	200,832
Gilead Sciences, Inc.
4.400%	12/01/2021		300,000	331,276
2.050%	04/01/2019		750,000	750,865

				4,171,993

Capital Markets—1.4%
Ameriprise Financial, Inc.
3.700%	10/15/2024		400,000	409,922
Bank of New York Mellon Corp. (The)
3.550%	09/23/2021		300,000	314,102
Bank of New York Mellon Corp. (The) MTN
2.300%	07/28/2016		100,000	102,226
Bank of New York Mellon Corp. (The), Series G
2.200%	05/15/2019		600,000	602,289
BlackRock, Inc.
4.250%	05/24/2021		500,000	551,975
3.375%	06/01/2022		500,000	516,425
Credit Suisse (Switzerland)
5.400%	01/14/2020		200,000	223,906
Credit Suisse MTN (Switzerland)
3.625%	09/09/2024		400,000	407,392
1.375%	05/26/2017		1,000,000	997,637
Deutsche Bank AG (Germany)
6.000%	09/01/2017		650,000	722,524
4.296%	05/24/2028	#	500,000	483,590
Goldman Sachs Group, Inc. (The)
6.750%	10/01/2037		1,000,000	1,259,790
6.250%	09/01/2017		500,000	556,670

Coupon Rate	Maturity Date	Face	Value

6.250%	02/01/2041	$500,000	$634,331
6.150%	04/01/2018	500,000	561,459
5.950%	01/15/2027	300,000	344,001
5.750%	01/24/2022	300,000	347,343
5.625%	01/15/2017	750,000	804,680
5.250%	07/27/2021	300,000	338,884
4.000%	03/03/2024	500,000	519,671
3.625%	02/07/2016	500,000	513,166
2.625%	01/31/2019	1,000,000	1,006,686
Goldman Sachs Group, Inc. (The) MTN
7.500%	02/15/2019	300,000	357,161
5.375%	03/15/2020	300,000	336,440
Jefferies Group LLC
6.250%	01/15/2036	230,000	227,188
5.125%	04/13/2018	300,000	316,859
Lazard Group LLC
4.250%	11/14/2020	400,000	422,127
Morgan Stanley
7.250%	04/01/2032	100,000	137,277
6.375%	07/24/2042	300,000	399,889
5.750%	01/25/2021	600,000	689,665
4.875%	11/01/2022	1,000,000	1,063,809
4.750%	03/22/2017	300,000	319,727
3.750%	02/25/2023	300,000	308,284
2.500%	01/24/2019	1,000,000	1,001,866
1.750%	02/25/2016	300,000	301,712
Morgan Stanley MTN
6.625%	04/01/2018	500,000	569,939
5.950%	12/28/2017	500,000	555,958
5.750%	10/18/2016	640,000	687,469
5.450%	01/09/2017	500,000	537,114
Nomura Holdings, Inc. (Japan)
6.700%	03/04/2020	300,000	355,078
Northern Trust Corp.
3.950%	10/30/2025	300,000	312,915
3.375%	08/23/2021	500,000	526,014
State Street Corp.
3.700%	11/20/2023	400,000	421,058
3.100%	05/15/2023	200,000	197,542
UBS AG MTN (Switzerland)
7.375%	06/15/2017	100,000	112,858
5.875%	07/15/2016	700,000	749,181
1.375%	08/14/2017	500,000	497,063

			23,622,862

Chemicals—0.5%
Agrium, Inc. (Canada)
6.125%	01/15/2041	400,000	476,232
Airgas, Inc.
2.950%	06/15/2016	200,000	204,550
2.375%	02/15/2020	300,000	295,075
CF Industries, Inc.
3.450%	06/01/2023	400,000	391,725
Cytec Industries, Inc.
3.950%	05/01/2025	135,000	136,921
Dow Chemical Co. (The)
8.550%	05/15/2019	629,000	782,736
5.250%	11/15/2041	300,000	324,744
4.125%	11/15/2021	150,000	158,720
3.000%	11/15/2022	500,000	489,379
E.I. du Pont de Nemours & Co.
4.900%	01/15/2041	200,000	219,994
4.250%	04/01/2021	300,000	328,338

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
2.800%	02/15/2023		$300,000	$295,623
2.750%	04/01/2016		300,000	307,443
Eastman Chemical Co.
2.700%	01/15/2020		400,000	402,733
Ecolab, Inc.
5.500%	12/08/2041		300,000	362,489
LyondellBasell Industries NV (Netherlands)
5.750%	04/15/2024		500,000	572,895
5.000%	04/15/2019		500,000	545,910
Methanex Corp. (Canada)
3.250%	12/15/2019		400,000	397,084
Monsanto Co.
5.500%	08/15/2025		200,000	230,320
Mosaic Co. (The)
5.625%	11/15/2043		400,000	460,148
Potash Corp of Saskatchewan, Inc. (Canada)
3.625%	03/15/2024	†	250,000	257,011
PPG Industries, Inc.
3.600%	11/15/2020		400,000	416,791
Praxair, Inc.
2.200%	08/15/2022		400,000	383,948
Sigma-Aldrich Corp.
3.375%	11/01/2020		360,000	372,370

				8,813,179

Commercial Services & Supplies—0.1%
Republic Services, Inc.
5.700%	05/15/2041		200,000	247,515
5.500%	09/15/2019		300,000	338,327
Waste Management, Inc.
7.000%	07/15/2028		50,000	65,466
4.750%	06/30/2020		750,000	823,081

				1,474,389

Communications Equipment—0.2%
Cisco Systems, Inc.
5.900%	02/15/2039		500,000	631,554
5.500%	02/22/2016		500,000	527,596
4.950%	02/15/2019		500,000	559,123
Harris Corp.
6.150%	12/15/2040		250,000	304,286
Juniper Networks, Inc.
3.100%	03/15/2016		400,000	408,026
Motorola Solutions, Inc.
7.500%	05/15/2025		340,000	419,266

				2,849,851

Construction Materials—0.0%
CRH America, Inc.
6.000%	09/30/2016		250,000	269,190

Consumer Finance—0.6%
American Express Co.
7.000%	03/19/2018		500,000	578,899
American Express Credit Corp.
2.125%	03/18/2019		500,000	499,871
American Express Credit Corp. MTN
2.800%	09/19/2016		400,000	411,936
American Honda Finance Corp.
2.125%	10/10/2018		500,000	503,495

Coupon Rate	Maturity Date		Face	Value

Capital One Financial Corp.
6.150%	09/01/2016		$200,000	$215,013
Caterpillar Financial Services Corp. MTN
2.850%	06/01/2022		300,000	300,616
2.650%	04/01/2016		400,000	409,758
1.625%	06/01/2017		300,000	302,043
Ford Motor Credit Co. LLC
5.875%	08/02/2021		500,000	579,697
5.000%	05/15/2018		200,000	217,479
4.250%	02/03/2017		200,000	210,118
4.250%	09/20/2022		200,000	212,562
3.984%	06/15/2016		300,000	310,730
3.000%	06/12/2017		300,000	307,983
1.724%	12/06/2017		400,000	396,146
1.684%	09/08/2017		400,000	397,075
HSBC USA, Inc.
2.375%	11/13/2019		500,000	500,424
2.250%	06/23/2019		500,000	499,763
John Deere Capital Corp.
1.200%	10/10/2017		300,000	298,493
1.050%	10/11/2016		750,000	751,388
John Deere Capital Corp. MTN
3.900%	07/12/2021		300,000	325,603
2.250%	06/07/2016		200,000	204,508
Toyota Motor Credit Corp. MTN
4.500%	06/17/2020		300,000	331,176
2.625%	01/10/2023		300,000	298,413
1.250%	10/05/2017		400,000	399,074
1.125%	05/16/2017		500,000	498,401

				9,960,664

Containers & Packaging—0.0%
MeadWestvaco Corp.
7.375%	09/01/2019		300,000	354,822
Packaging Corp. of America
4.500%	11/01/2023		250,000	262,344

				617,166

Diversified Consumer Services—0.0%
Massachusetts Institute of Technology
4.678%	07/01/2114		250,000	290,887
Yale University MTN
2.086%	04/15/2019		500,000	502,953

				793,840

Diversified Financial Services—1.1%
Bank One Corp.
8.000%	04/29/2027		300,000	405,621
7.625%	10/15/2026		300,000	398,379
Bear Stearns Cos. LLC (The)
7.250%	02/01/2018		350,000	403,675
6.400%	10/02/2017		400,000	448,249
4.650%	07/02/2018		400,000	433,798
Berkshire Hathaway, Inc.
2.100%	08/14/2019		500,000	503,700
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
5.750%	12/01/2043		300,000	359,409
4.625%	12/01/2023		400,000	425,062
3.875%	02/08/2022		400,000	426,172
3.375%	01/19/2017		300,000	313,110
2.250%	01/14/2019		500,000	504,206
GE Capital Trust I
6.375%	11/15/2067	#	130,000	140,342

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
General Electric Capital Corp.
2.950%	05/09/2016		$400,000	$411,808
General Electric Capital Corp. MTN
6.875%	01/10/2039		300,000	425,805
6.375%	11/15/2067	#	600,000	645,000
5.875%	01/14/2038		700,000	887,586
5.625%	09/15/2017		300,000	333,142
5.500%	01/08/2020		500,000	572,923
5.400%	02/15/2017		650,000	705,864
5.375%	10/20/2016		750,000	806,452
4.625%	01/07/2021		300,000	334,819
3.450%	05/15/2024		1,000,000	1,034,495
3.100%	01/09/2023		1,000,000	1,013,567
2.300%	01/14/2019		500,000	508,466
Intercontinental Exchange, Inc.
2.500%	10/15/2018		300,000	305,741
Leucadia National Corp.
6.625%	10/23/2043		200,000	204,647
Moody’s Corp.
2.750%	07/15/2019		500,000	504,650
Murray Street Investment Trust I
4.647%	03/09/2017		1,000,000	1,055,945
NASDAQ OMX Group, Inc. (The)
4.250%	06/01/2024		400,000	410,727
National Rural Utilities Cooperative Finance Corp.
10.375%	11/01/2018		281,000	366,369
3.050%	03/01/2016		250,000	257,045
Shell International Finance BV (Netherlands)
6.375%	12/15/2038		500,000	674,243
5.200%	03/22/2017		500,000	543,091
3.625%	08/21/2042		300,000	286,577
2.375%	08/21/2022		500,000	487,213
Voya Financial, Inc.
5.500%	07/15/2022		500,000	565,690

				18,103,588

Diversified Telecommunication Services—1.1%
AT&T, Inc.
6.150%	09/15/2034		500,000	595,612
5.800%	02/15/2019		550,000	625,291
5.550%	08/15/2041		300,000	335,506
5.500%	02/01/2018		510,000	563,386
5.350%	09/01/2040		307,000	333,622
4.450%	05/15/2021		500,000	537,953
4.350%	06/15/2045		758,000	717,539
3.900%	03/11/2024	†	400,000	411,857
2.950%	05/15/2016		500,000	512,795
1.600%	02/15/2017		400,000	401,025
British Telecommunications plc (United Kingdom)
9.625%	12/15/2030		250,000	393,471
2.350%	02/14/2019		500,000	499,768
Deutsche Telekom International Finance BV (Netherlands)
8.750%	06/15/2030		300,000	444,230
Embarq Corp.
7.082%	06/01/2016		250,000	269,495
Orange SA (France)
9.000%	03/01/2031		500,000	764,602
Qwest Corp.
6.875%	09/15/2033		400,000	403,226
6.500%	06/01/2017		250,000	273,474

Coupon Rate	Maturity Date		Face	Value

Telefonica Emisiones SAU (Spain)
5.134%	04/27/2020		$600,000	$664,981
Verizon Communications, Inc.
7.750%	12/01/2030		130,000	179,786
6.900%	04/15/2038		500,000	657,129
6.550%	09/15/2043		1,150,000	1,475,479
6.400%	02/15/2038		500,000	618,960
6.350%	04/01/2019		1,203,000	1,395,308
6.000%	04/01/2041		300,000	354,846
5.850%	09/15/2035		250,000	294,348
5.150%	09/15/2023		1,250,000	1,381,268
5.050%	03/15/2034		400,000	427,488
5.012%	08/21/2054	^	500,000	519,544
4.500%	09/15/2020		150,000	162,987
3.500%	11/01/2021		400,000	409,536
2.625%	02/21/2020	^	214,000	211,805
2.450%	11/01/2022		300,000	281,972
2.000%	11/01/2016		400,000	406,046
Verizon Maryland LLC, Series B
5.125%	06/15/2033		250,000	264,572

				17,788,907

Electric Utilities—1.5%
Alabama Power Co., Series Q
5.500%	10/15/2017		150,000	166,003
Arizona Public Service Co.
4.500%	04/01/2042		300,000	319,023
3.350%	06/15/2024		200,000	206,928
Cleveland Electric Illuminating Co. (The)
5.950%	12/15/2036		300,000	350,507
Cleveland Electric Illuminating Co. (The), Series D
7.880%	11/01/2017		400,000	465,157
Commonwealth Edison Co.
5.900%	03/15/2036		300,000	392,638
5.875%	02/01/2033		200,000	251,757
5.800%	03/15/2018		100,000	112,645
Connecticut Light & Power Co. (The)
4.300%	04/15/2044		250,000	271,464
Connecticut Light & Power Co. (The), Series 09-A
5.500%	02/01/2019		300,000	340,722
Constellation Energy Group, Inc.
5.150%	12/01/2020		400,000	443,448
Dominion Gas Holdings LLC
3.600%	12/15/2024		500,000	509,683
3.550%	11/01/2023		250,000	255,725
DTE Electric Co.
3.450%	10/01/2020		300,000	314,859
3.375%	03/01/2025		300,000	308,480
Duke Energy Carolinas LLC
6.450%	10/15/2032		330,000	448,016
4.300%	06/15/2020		100,000	108,836
4.000%	09/30/2042		300,000	309,144
Duke Energy Corp.
2.150%	11/15/2016		200,000	203,787
Duke Energy Florida, Inc.
6.400%	06/15/2038		350,000	485,599
Duke Energy Indiana, Inc.
3.750%	07/15/2020		300,000	318,265
Entergy Corp.
4.700%	01/15/2017		500,000	526,802
Florida Power & Light Co.
5.950%	02/01/2038		1,000,000	1,333,817
5.625%	04/01/2034		50,000	62,209
5.125%	06/01/2041		200,000	245,041

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
4.950%	06/01/2035	$100,000	$115,745
Georgia Power Co., Series 07-A
5.650%	03/01/2037	200,000	250,953
Great Plains Energy, Inc.
4.850%	06/01/2021	400,000	438,560
Indiana Michigan Power Co.
7.000%	03/15/2019	250,000	295,712
Jersey Central Power & Light
5.625%	05/01/2016	500,000	528,367
Kentucky Utilities Co.
5.125%	11/01/2040	500,000	601,797
MidAmerican Energy Co.
4.400%	10/15/2044	500,000	552,182
3.700%	09/15/2023	250,000	268,098
MidAmerican Energy Co. MTN
5.800%	10/15/2036	250,000	322,925
Mississippi Power Co., Series 2012-A
4.250%	03/15/2042	300,000	305,313
NextEra Energy Capital Holdings, Inc.
6.000%	03/01/2019	250,000	285,053
4.500%	06/01/2021	200,000	217,367
Northern States Power Co.
4.125%	05/15/2044	350,000	371,900
Ohio Power Co., Series K
6.000%	06/01/2016	500,000	533,861
Oklahoma Gas & Electric Co.
4.550%	03/15/2044	250,000	280,580
Oncor Electric Delivery Co. LLC
7.500%	09/01/2038	300,000	453,148
5.000%	09/30/2017	300,000	326,107
2.150%	06/01/2019	250,000	249,152
Pacific Gas & Electric Co.
6.050%	03/01/2034	500,000	638,508
4.750%	02/15/2044	250,000	276,077
4.450%	04/15/2042	300,000	317,609
3.400%	08/15/2024	500,000	507,010
PECO Energy Co.
2.375%	09/15/2022	200,000	194,776
Potomac Electric Power Co.
7.900%	12/15/2038	200,000	326,751
PPL Capital Funding, Inc.
4.700%	06/01/2043	200,000	215,775
3.400%	06/01/2023	200,000	200,739
Progress Energy, Inc.
7.050%	03/15/2019	400,000	474,461
4.400%	01/15/2021	300,000	327,417
PSEG Power LLC
8.625%	04/15/2031	300,000	442,994
2.750%	09/15/2016	200,000	205,050
Public Service Co. of Colorado
4.300%	03/15/2044	250,000	270,275
Public Service Co. of Oklahoma, Series G
6.625%	11/15/2037	300,000	405,641
Public Service Electric & Gas Co. MTN
3.650%	09/01/2042	200,000	196,550
Sierra Pacific Power Co., Series T
3.375%	08/15/2023	350,000	364,002
South Carolina Electric & Gas Co.
5.300%	05/15/2033	150,000	180,234

Coupon Rate	Maturity Date		Face	Value

Southern California Edison Co.
6.650%	04/01/2029		$500,000	$655,607
4.050%	03/15/2042		300,000	312,603
Southern Co. (The)
2.150%	09/01/2019		500,000	497,331
1.300%	08/15/2017		500,000	498,265
Union Electric Co.
6.400%	06/15/2017		250,000	278,518
Virginia Electric & Power Co.
5.400%	04/30/2018		250,000	279,738
2.950%	01/15/2022		542,000	548,226
1.200%	01/15/2018		300,000	296,477
Westar Energy, Inc.
4.625%	09/01/2043		350,000	401,430
Wisconsin Electric Power
5.625%	05/15/2033		150,000	193,809
Wisconsin Power & Light Co.
4.100%	10/15/2044		350,000	364,105
Xcel Energy, Inc.
4.800%	09/15/2041		200,000	223,954

				25,241,307

Electrical Equipment—0.1%
Eaton Corp.
4.150%	11/02/2042		100,000	99,659
2.750%	11/02/2022		100,000	98,411
1.500%	11/02/2017		300,000	298,467
Emerson Electric Co.
5.000%	04/15/2019		500,000	557,800
2.625%	02/15/2023		270,000	266,805

				1,321,142

Electronic Equipment, Instruments & Components—0.1%
Arrow Electronics, Inc.
4.500%	03/01/2023		300,000	310,614
3.000%	03/01/2018		400,000	410,483
Corning, Inc.
4.750%	03/15/2042		400,000	428,636
Jabil Circuit, Inc.
4.700%	09/15/2022		200,000	200,000
Keysight Technologies, Inc.
3.300%	10/30/2019	^	400,000	397,842

				1,747,575

Energy Equipment & Services—0.4%
Baker Hughes, Inc.
7.500%	11/15/2018		1,000,000	1,194,663
Cameron International Corp.
1.400%	06/15/2017		400,000	394,201
1.150%	12/15/2016		250,000	247,504
Diamond Offshore Drilling, Inc.
4.875%	11/01/2043	†	300,000	256,489
Halliburton Co.
7.450%	09/15/2039		400,000	563,737
Nabors Industries, Inc.
2.350%	09/15/2016		150,000	148,432
Noble Holding International Ltd. (Cayman Islands)
6.200%	08/01/2040		200,000	185,066
2.500%	03/15/2017		300,000	287,142
Pride International, Inc.
6.875%	08/15/2020		200,000	224,658

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Rowan Cos., Inc.
4.875%	06/01/2022		$250,000	$243,643
Transocean, Inc. (Cayman Islands)
6.800%	03/15/2038	†	500,000	429,601
2.500%	10/15/2017		1,000,000	884,619
Weatherford International Ltd. (Bermuda)
9.625%	03/01/2019		400,000	474,847
6.750%	09/15/2040		300,000	280,262
4.500%	04/15/2022		300,000	267,410

				6,082,274

Food & Staples Retailing—0.4%
CVS Health Corp.
4.125%	05/15/2021		200,000	217,167
4.000%	12/05/2023		300,000	318,064
2.250%	12/05/2018		750,000	757,407
Kroger Co. (The)
7.500%	04/01/2031		200,000	270,800
5.400%	07/15/2040		200,000	230,131
2.950%	11/01/2021		400,000	397,327
Walgreen Co.
4.400%	09/15/2042		200,000	200,609
Walgreens Boots Alliance, Inc.
3.800%	11/18/2024		500,000	510,973
1.750%	11/17/2017		200,000	200,635
Wal-Mart Stores, Inc.
7.550%	02/15/2030		250,000	369,114
5.250%	09/01/2035		750,000	905,158
4.875%	07/08/2040		300,000	348,568
4.300%	04/22/2044		750,000	822,149
4.250%	04/15/2021		300,000	331,704
3.625%	07/08/2020		300,000	320,757
2.550%	04/11/2023		500,000	493,413

				6,693,976

Food Products—0.4%
Archer-Daniels Midland Co.
5.450%	03/15/2018		500,000	557,364
ConAgra Foods, Inc.
4.650%	01/25/2043		198,000	207,460
3.250%	09/15/2022		200,000	197,327
1.300%	01/25/2016		400,000	400,035
General Mills, Inc.
5.400%	06/15/2040		300,000	355,381
3.150%	12/15/2021		200,000	206,944
1.400%	10/20/2017	†	400,000	398,574
Hillshire Brands Co. (The)
2.750%	09/15/2015		300,000	302,214
Kellogg Co.
4.000%	12/15/2020		190,000	203,629
Kraft Foods Group, Inc.
6.875%	01/26/2039		380,000	503,942
6.500%	02/09/2040		200,000	257,964
5.375%	02/10/2020		209,000	237,464
Mondelez International, Inc.
6.500%	02/09/2040		139,000	185,901
4.125%	02/09/2016		100,000	103,743
4.000%	02/01/2024		500,000	524,106
2.250%	02/01/2019		750,000	747,642

Coupon Rate	Maturity Date		Face	Value

Tyson Foods, Inc.
2.650%	08/15/2019		$750,000	$757,636
Unilever Capital Corp.
4.250%	02/10/2021		300,000	332,564

				6,479,890

Gas Utilities—0.1%
Atmos Energy Corp.
4.125%	10/15/2044		350,000	364,378
ONE Gas, Inc.
3.610%	02/01/2024		500,000	522,886
Piedmont Natural Gas Co., Inc.
4.100%	09/18/2034		300,000	322,364
Southern California Gas Co.
5.125%	11/15/2040		400,000	482,251
4.450%	03/15/2044		200,000	225,449
Southern Natural Gas Co./Southern Natural Issuing Corp.
4.400%	06/15/2021		200,000	208,257

				2,125,585

Health Care Equipment & Supplies—0.3%
Baxter International, Inc.
5.900%	09/01/2016		400,000	430,756
3.200%	06/15/2023		300,000	302,834
2.400%	08/15/2022		300,000	286,472
Becton Dickinson and Co.
5.000%	11/12/2040		300,000	324,182
3.734%	12/15/2024		500,000	515,832
Boston Scientific Corp.
7.375%	01/15/2040		200,000	269,135
6.000%	01/15/2020		200,000	225,643
CareFusion Corp.
6.375%	08/01/2019		250,000	289,541
Covidien International Finance SA (Luxembourg)
6.000%	10/15/2017		250,000	279,954
Medtronic, Inc.
4.450%	03/15/2020		300,000	329,532
4.375%	03/15/2035	^	500,000	532,230
2.750%	04/01/2023		100,000	97,407
1.500%	03/15/2018	^	250,000	248,998
Stryker Corp.
4.375%	05/15/2044		300,000	313,322
4.100%	04/01/2043		200,000	201,696

				4,647,534

Health Care Providers & Services—0.5%
Aetna, Inc.
6.625%	06/15/2036		250,000	334,252
4.125%	11/15/2042		200,000	201,778
1.500%	11/15/2017		200,000	198,578
AmerisourceBergen Corp.
3.400%	05/15/2024		200,000	200,491
Anthem, Inc.
4.650%	01/15/2043		200,000	208,979
3.300%	01/15/2023		300,000	300,232
Cardinal Health, Inc.
4.600%	03/15/2043		200,000	211,408
3.200%	03/15/2023		300,000	298,731
1.700%	03/15/2018		300,000	298,291
Cigna Corp.
5.125%	06/15/2020		300,000	334,727
Dignity Health
3.812%	11/01/2024		400,000	413,002

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
Express Scripts Holding Co.
6.125%	11/15/2041	$200,000	$252,901
4.750%	11/15/2021	200,000	221,037
Humana, Inc.
3.850%	10/01/2024	400,000	406,072
McKesson Corp.
4.883%	03/15/2044	400,000	442,396
4.750%	03/01/2021	200,000	221,433
2.850%	03/15/2023	300,000	287,058
Quest Diagnostics, Inc.
6.950%	07/01/2037	300,000	385,258
4.700%	04/01/2021	300,000	325,264
UnitedHealth Group, Inc.
6.625%	11/15/2037	300,000	411,092
6.000%	02/15/2018	500,000	563,230
5.950%	02/15/2041	200,000	261,245
5.375%	03/15/2016	200,000	211,176
1.625%	03/15/2019	400,000	394,687
Ventas Realty LP
1.250%	04/17/2017	500,000	495,621

			7,878,939

Hotels, Restaurants & Leisure—0.2%
Carnival Corp. (Panama)
3.950%	10/15/2020	400,000	419,657
Marriott International, Inc., Series N
3.125%	10/15/2021	400,000	402,872
McDonald’s Corp. MTN
5.350%	03/01/2018	500,000	556,054
Starbucks Corp.
2.000%	12/05/2018	400,000	404,641
Starwood Hotels & Resorts Worldwide, Inc.
4.500%	10/01/2034	400,000	409,281
Wyndham Worldwide Corp.
3.900%	03/01/2023	300,000	296,503
Yum! Brands, Inc.
6.875%	11/15/2037	52,000	67,386
5.350%	11/01/2043	250,000	274,424

			2,830,818

Household Durables—0.0%
Whirlpool Corp. MTN
4.850%	06/15/2021	200,000	219,785

Household Products—0.1%
Clorox Co. (The)
3.800%	11/15/2021	400,000	427,283
Kimberly-Clark Corp.
6.125%	08/01/2017	500,000	559,739
Procter & Gamble Co. (The)
5.800%	08/15/2034	250,000	333,394
5.550%	03/05/2037	250,000	324,421
4.700%	02/15/2019	500,000	557,283

			2,202,120

Independent Power and Renewable Electricity Producers—0.0%
Empresa Nacional de Electricidad SA (Chile)
4.250%	04/15/2024	500,000	504,671

Coupon Rate	Maturity Date		Face	Value

Industrial Conglomerates—0.2%
3M Co. MTN
5.700%	03/15/2037		$100,000	$130,258
2.000%	06/26/2022		300,000	291,055
General Electric Co.
5.250%	12/06/2017		500,000	554,884
4.125%	10/09/2042		300,000	311,860
3.375%	03/11/2024		1,000,000	1,035,085
2.700%	10/09/2022		300,000	300,644
Ingersoll-Rand Global Holding Co. Ltd.
2.875%	01/15/2019		120,000	122,008
Ingersoll-Rand Luxembourg Finance SA (Luxembourg)
4.650%	11/01/2044		100,000	102,085
Koninklijke Philips NV (Netherlands)
3.750%	03/15/2022		500,000	521,484
Roper Industries, Inc.
1.850%	11/15/2017		200,000	200,382

				3,569,745

Insurance—1.0%
AEGON Funding Co. LLC
5.750%	12/15/2020		290,000	336,093
Aflac, Inc.
3.625%	06/15/2023		400,000	410,430
Allstate Corp. (The)
3.150%	06/15/2023		1,000,000	1,006,725
American International Group, Inc.
8.175%	05/15/2058	#	300,000	408,000
6.400%	12/15/2020		156,000	186,260
6.250%	05/01/2036		400,000	520,044
2.300%	07/16/2019		650,000	651,358
American International Group, Inc. MTN
5.850%	01/16/2018		500,000	559,442
Aon plc (United Kingdom)
4.450%	05/24/2043		400,000	400,268
3.500%	06/14/2024		400,000	401,604
Arch Capital Group US, Inc.
5.144%	11/01/2043		150,000	167,972
AXA SA (France)
8.600%	12/15/2030		250,000	340,257
Berkshire Hathaway Finance Corp.
4.300%	05/15/2043		300,000	319,368
4.250%	01/15/2021		300,000	330,272
2.000%	08/15/2018		500,000	506,086
1.600%	05/15/2017		400,000	403,653
Chubb Corp. (The)
6.375%	03/29/2067	#	200,000	215,410
CNA Financial Corp.
5.750%	08/15/2021		300,000	342,375
Fidelity National Financial, Inc.
6.600%	05/15/2017		300,000	330,102
First American Financial Corp.
4.600%	11/15/2024		500,000	507,945
Hartford Financial Services Group, Inc. (The)
6.100%	10/01/2041		150,000	188,032
4.000%	10/15/2017		300,000	319,179
Hartford Financial Services Group, Inc. (The) MTN
6.000%	01/15/2019		500,000	567,565
Lincoln National Corp.
6.150%	04/07/2036		250,000	312,960
Markel Corp.
5.000%	03/30/2043		300,000	319,802
MetLife, Inc.
7.717%	02/15/2019		500,000	606,983

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
6.750%	06/01/2016	$600,000	$647,077
5.700%	06/15/2035	250,000	312,559
4.875%	11/13/2043	300,000	340,183
3.600%	04/10/2024	500,000	514,129
PartnerRe Finance B LLC
5.500%	06/01/2020	90,000	101,392
Progressive Corp. (The)
6.625%	03/01/2029	150,000	200,809
Prudential Financial, Inc. MTN
6.625%	06/21/2040	100,000	131,908
5.800%	11/16/2041	200,000	243,114
5.700%	12/14/2036	250,000	298,165
5.375%	06/21/2020	300,000	338,991
3.500%	05/15/2024	400,000	407,392
Travelers Cos., Inc. (The)
6.750%	06/20/2036	500,000	706,248
Trinity Acquisition plc (United Kingdom)
4.625%	08/15/2023	500,000	518,902
Unum Group
4.000%	03/15/2024	350,000	358,135
Validus Holdings Ltd. (Bermuda)
8.875%	01/26/2040	200,000	280,353
XLIT Ltd. (Cayman Islands)
2.300%	12/15/2018	400,000	400,637

			16,458,179

Internet & Catalog Retail—0.1%
Amazon.com, Inc.
3.800%	12/05/2024	500,000	513,293
1.200%	11/29/2017	200,000	198,019
Expedia, Inc.
7.456%	08/15/2018	250,000	291,002
QVC, Inc.
5.450%	08/15/2034	350,000	342,534
3.125%	04/01/2019	120,000	120,080

			1,464,928

Internet Software & Services—0.1%
Baidu, Inc. (Cayman Islands)
2.750%	06/09/2019	400,000	399,065
eBay, Inc.
4.000%	07/15/2042	100,000	89,386
2.600%	07/15/2022	100,000	95,055
1.350%	07/15/2017	100,000	99,295
Google, Inc.
3.625%	05/19/2021	300,000	322,341
2.125%	05/19/2016	300,000	306,552

			1,311,694

IT Services—0.3%
Computer Sciences Corp.
4.450%	09/15/2022	200,000	204,915
Fidelity National Information Services, Inc.
2.000%	04/15/2018	200,000	199,077
Fiserv, Inc.
3.500%	10/01/2022	200,000	202,317
International Business Machines Corp.
7.000%	10/30/2025	300,000	396,442
5.700%	09/14/2017	500,000	557,570
3.625%	02/12/2024	250,000	260,961

Coupon Rate	Maturity Date		Face	Value

2.000%	01/05/2016		$1,000,000	$1,014,925
1.625%	05/15/2020		400,000	386,035
MasterCard, Inc.
2.000%	04/01/2019		200,000	199,100
Western Union Co. (The)
5.253%	04/01/2020		502,000	551,038
Xerox Corp.
6.350%	05/15/2018		500,000	565,793
4.500%	05/15/2021		200,000	214,026

				4,752,199

Leisure Products—0.0%
Hasbro, Inc.
5.100%	05/15/2044		200,000	210,257
Mattel, Inc.
2.350%	05/06/2019		300,000	299,245

				509,502

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.
5.000%	07/15/2020		100,000	108,914
Thermo Fisher Scientific, Inc.
4.150%	02/01/2024		500,000	528,292
2.400%	02/01/2019		750,000	751,843

				1,389,049

Machinery—0.2%
Caterpillar, Inc.
4.750%	05/15/2064		500,000	546,788
3.803%	08/15/2042		385,000	379,957
3.400%	05/15/2024		500,000	514,876
Deere & Co.
4.375%	10/16/2019		1,000,000	1,092,871
Dover Corp.
5.375%	03/01/2041		300,000	374,780
Illinois Tool Works, Inc.
3.500%	03/01/2024		350,000	365,007
Parker-Hannifin Corp. MTN
3.500%	09/15/2022		100,000	104,748

				3,379,027

Media—1.3%
21st Century Fox America, Inc.
8.000%	10/17/2016		150,000	167,573
7.750%	12/01/2045		200,000	301,978
6.200%	12/15/2034		1,000,000	1,280,874
6.150%	02/15/2041		300,000	383,176
5.650%	08/15/2020		500,000	574,310
CBS Corp.
7.875%	07/30/2030		250,000	350,282
5.750%	04/15/2020		200,000	228,317
4.850%	07/01/2042		250,000	254,332
1.950%	07/01/2017		300,000	301,119
Comcast Corp.
7.050%	03/15/2033		1,000,000	1,395,372
6.500%	01/15/2017		750,000	828,553
6.450%	03/15/2037		500,000	667,407
6.300%	11/15/2017		700,000	793,316
5.650%	06/15/2035		200,000	248,649
4.500%	01/15/2043		200,000	213,929
2.850%	01/15/2023	†	500,000	497,551
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
6.375%	03/01/2041		500,000	586,582
5.200%	03/15/2020		200,000	221,403

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
3.800%	03/15/2022	$300,000	$305,689
3.500%	03/01/2016	400,000	410,550
Discovery Communications LLC
5.625%	08/15/2019	400,000	449,516
Grupo Televisa SAB (Mexico)
5.000%	05/13/2045	200,000	204,448
Historic TW, Inc.
9.150%	02/01/2023	300,000	408,655
Interpublic Group of Cos., Inc. (The)
4.200%	04/15/2024	250,000	256,192
NBCUniversal Media LLC
6.400%	04/30/2040	200,000	268,914
5.950%	04/01/2041	250,000	322,669
4.375%	04/01/2021	250,000	275,327
Omnicom Group, Inc.
5.900%	04/15/2016	500,000	529,326
Thomson Reuters Corp. (Canada)
6.500%	07/15/2018	300,000	341,243
Time Warner Cable, Inc.
8.750%	02/14/2019	1,000,000	1,238,955
6.750%	06/15/2039	200,000	262,339
5.850%	05/01/2017	400,000	436,858
4.500%	09/15/2042	300,000	309,614
Time Warner Entertainment Co. LP
8.375%	03/15/2023	250,000	337,002
8.375%	07/15/2033	250,000	376,226
Time Warner, Inc.
7.700%	05/01/2032	400,000	566,669
5.875%	11/15/2016	700,000	759,106
5.375%	10/15/2041	250,000	283,381
4.050%	12/15/2023	750,000	788,259
Viacom, Inc.
6.875%	04/30/2036	300,000	381,981
4.500%	03/01/2021	200,000	215,001
4.375%	03/15/2043	200,000	184,879
2.750%	12/15/2019	225,000	225,701
2.500%	12/15/2016	300,000	306,662
Walt Disney Co. (The) MTN
4.125%	06/01/2044	500,000	526,734
3.750%	06/01/2021	200,000	216,380
3.700%	12/01/2042	200,000	197,572
2.350%	12/01/2022	200,000	196,463
1.100%	12/01/2017	250,000	248,679
Walt Disney Co. (The), Series B MTN
7.000%	03/01/2032	210,000	304,742
WPP Finance 2010 (United Kingdom)
3.750%	09/19/2024	300,000	301,716

			21,732,171

Metals & Mining—0.5%
Barrick PD Australia Finance Pty Ltd. (Australia)
5.950%	10/15/2039	400,000	384,421
BHP Billiton Finance USA Ltd. (Australia)
6.500%	04/01/2019	500,000	588,236
5.000%	09/30/2043	350,000	398,326
4.125%	02/24/2042	400,000	392,574
1.625%	02/24/2017	400,000	403,518
Freeport-McMoRan, Inc.
3.875%	03/15/2023	800,000	755,050
3.550%	03/01/2022	400,000	378,397
2.300%	11/14/2017	500,000	500,944

Coupon Rate	Maturity Date		Face	Value

Goldcorp, Inc. (Canada)
3.625%	06/09/2021		$400,000	$401,214
Newmont Mining Corp.
6.250%	10/01/2039		200,000	203,511
3.500%	03/15/2022	†	400,000	376,252
Rio Tinto Alcan, Inc. (Canada)
6.125%	12/15/2033		150,000	182,566
Rio Tinto Finance USA Ltd. (Australia)
3.500%	11/02/2020		226,000	234,798
Rio Tinto Finance USA plc (United Kingdom)
4.750%	03/22/2042		300,000	308,315
3.500%	03/22/2022		500,000	500,651
2.250%	12/14/2018		400,000	401,183
2.000%	03/22/2017	†	500,000	506,277
Southern Copper Corp.
7.500%	07/27/2035		250,000	283,748
Teck Resources Ltd. (Canada)
5.200%	03/01/2042		300,000	246,098
3.000%	03/01/2019	†	300,000	292,692
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/2036		400,000	423,676
6.250%	01/23/2017		500,000	533,820
4.625%	09/15/2020		500,000	507,723

				9,203,990

Multiline Retail—0.2%
Dollar General Corp.
1.875%	04/15/2018		500,000	483,526
Kohl’s Corp.
4.000%	11/01/2021	†	300,000	311,972
Macy’s Retail Holdings, Inc.
6.900%	04/01/2029		100,000	127,597
6.650%	07/15/2024		100,000	124,237
5.900%	12/01/2016		500,000	542,759
4.300%	02/15/2043		200,000	194,564
Nordstrom, Inc.
4.000%	10/15/2021		100,000	107,135
Target Corp.
6.350%	11/01/2032		500,000	657,506
6.000%	01/15/2018		500,000	563,799
4.000%	07/01/2042		200,000	204,015

				3,317,110

Multi-Utilities—0.3%
Ameren Illinois Co.
2.700%	09/01/2022		400,000	394,568
Berkshire Hathaway Energy Co.
6.125%	04/01/2036		200,000	252,078
Consolidated Edison Co. of New York, Inc., Series 06-C
5.500%	09/15/2016		500,000	537,799
Consolidated Edison Co. of New York, Inc., Series 09-C
5.500%	12/01/2039		300,000	361,406
Consumers Energy Co.
3.125%	08/31/2024		500,000	502,731
Dominion Resources, Inc.
2.500%	12/01/2019		400,000	401,629
Dominion Resources, Inc., Series C
4.900%	08/01/2041		300,000	328,810
NiSource Finance Corp.
5.450%	09/15/2020		500,000	563,352
5.250%	02/15/2043		300,000	345,226
Puget Sound Energy, Inc.
4.434%	11/15/2041		300,000	328,062

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Sempra Energy
6.150%	06/15/2018		$250,000	$283,549

				4,299,210

Oil, Gas & Consumable Fuels—2.2%
Alberta Energy Co. Ltd. (Canada)
7.375%	11/01/2031		400,000	473,241
Anadarko Petroleum Corp.
8.700%	03/15/2019		500,000	613,029
Apache Corp.
5.250%	02/01/2042		500,000	502,101
Apache Finance Canada Corp. (Canada)
7.750%	12/15/2029		150,000	206,632
Boardwalk Pipelines LP
3.375%	02/01/2023		200,000	182,509
BP Capital Markets plc (United Kingdom)
4.500%	10/01/2020		300,000	325,003
3.814%	02/10/2024		350,000	352,945
3.245%	05/06/2022		200,000	196,926
3.200%	03/11/2016		400,000	410,902
2.750%	05/10/2023		500,000	468,421
2.237%	05/10/2019		500,000	499,907
1.846%	05/05/2017		200,000	201,757
Buckeye Partners LP
2.650%	11/15/2018		250,000	246,458
Canadian Natural Resources Ltd. (Canada)
5.850%	02/01/2035		500,000	548,703
3.450%	11/15/2021		200,000	197,600
Cenovus Energy, Inc. (Canada)
5.700%	10/15/2019		200,000	220,559
CenterPoint Energy Resources Corp.
4.500%	01/15/2021		434,000	476,564
Chevron Corp.
3.191%	06/24/2023		400,000	408,202
2.355%	12/05/2022		400,000	388,581
1.345%	11/15/2017		500,000	500,755
0.889%	06/24/2016		300,000	300,745
CNOOC Finance 2013 Ltd. (Virgin Islands, British)
4.250%	05/09/2043		200,000	197,053
3.000%	05/09/2023		200,000	189,626
1.750%	05/09/2018		200,000	196,958
1.125%	05/09/2016		200,000	199,358
ConocoPhillips Canada Funding Co. I (Canada)
5.950%	10/15/2036		500,000	626,458
5.625%	10/15/2016		500,000	540,001
ConocoPhillips Co.
4.300%	11/15/2044		500,000	525,259
ConocoPhillips Holding Co.
6.950%	04/15/2029		500,000	667,729
Continental Resources, Inc.
4.500%	04/15/2023		400,000	381,107
3.800%	06/01/2024	†	300,000	268,880
Devon Energy Corp.
7.950%	04/15/2032		350,000	483,737
5.600%	07/15/2041		100,000	111,487
Ecopetrol SA (Colombia)
4.250%	09/18/2018		500,000	521,250
4.125%	01/16/2025		400,000	381,000
El Paso Pipeline Partners Operating Co. LLC
4.700%	11/01/2042		200,000	181,266

Coupon Rate	Maturity Date		Face	Value

Enable Midstream Partners LP
5.000%	05/15/2044	^	$350,000	$330,923
Enbridge Energy Partners LP
9.875%	03/01/2019		300,000	379,845
Encana Corp. (Canada)
5.150%	11/15/2041		300,000	275,865
3.900%	11/15/2021		300,000	296,100
Energy Transfer Partners LP
6.500%	02/01/2042		400,000	461,335
5.200%	02/01/2022		300,000	321,329
Enterprise Products Operating LLC
5.950%	02/01/2041		200,000	235,974
5.100%	02/15/2045		250,000	269,857
4.450%	02/15/2043		200,000	198,388
3.350%	03/15/2023		300,000	297,255
3.200%	02/01/2016		200,000	204,791
2.550%	10/15/2019		400,000	396,415
Enterprise Products Operating LLC, Series D
6.875%	03/01/2033		150,000	192,972
EOG Resources, Inc.
4.100%	02/01/2021		300,000	322,339
Exxon Mobil Corp.
3.176%	03/15/2024		400,000	413,462
Hess Corp.
7.300%	08/15/2031		250,000	311,404
1.300%	06/15/2017		400,000	394,334
Kerr-McGee Corp.
7.875%	09/15/2031		750,000	1,027,990
Kinder Morgan Energy Partners LP
6.550%	09/15/2040		300,000	341,878
6.500%	02/01/2037		300,000	338,243
5.950%	02/15/2018		300,000	331,438
5.000%	03/01/2043		200,000	190,684
4.150%	03/01/2022		500,000	504,639
3.500%	09/01/2023		400,000	380,437
Magellan Midstream Partners LP
4.200%	12/01/2042		200,000	186,878
Marathon Oil Corp.
5.900%	03/15/2018		455,000	506,102
Marathon Petroleum Corp.
5.000%	09/15/2054		400,000	378,233
Nexen Energy ULC (Canada)
6.400%	05/15/2037		500,000	624,796
Noble Energy, Inc.
5.250%	11/15/2043		300,000	305,801
Occidental Petroleum Corp.
2.700%	02/15/2023		300,000	285,655
1.750%	02/15/2017		750,000	754,715
ONEOK Partners LP
6.150%	10/01/2016		160,000	171,860
3.375%	10/01/2022		300,000	278,163
Petrobras Global Finance BV (Netherlands)
7.250%	03/17/2044		250,000	248,125
4.375%	05/20/2023		400,000	345,032
3.250%	03/17/2017		350,000	330,750
Petro-Canada (Canada)
5.950%	05/15/2035		100,000	115,964
Phillips 66
4.300%	04/01/2022		400,000	422,934
Pioneer Natural Resources Co.
3.950%	07/15/2022		200,000	198,279
Plains All American Pipeline LP/PAA Finance Corp.
4.300%	01/31/2043		200,000	189,067
2.850%	01/31/2023		400,000	378,914

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Statoil ASA (Norway)
5.100%	08/17/2040		$300,000	$348,303
3.150%	01/23/2022		500,000	505,500
2.650%	01/15/2024		300,000	292,010
1.250%	11/09/2017		500,000	497,300
1.150%	05/15/2018		300,000	294,468
Suncor Energy, Inc. (Canada)
7.150%	02/01/2032		500,000	657,337
Sunoco Logistics Partners Operations LP
4.950%	01/15/2043		200,000	192,362
3.450%	01/15/2023		200,000	192,127
Talisman Energy, Inc. (Canada)
6.250%	02/01/2038		300,000	305,495
Tennessee Gas Pipeline Co. LLC
7.000%	10/15/2028		350,000	424,784
Texas Eastern Transmission LP
7.000%	07/15/2032		150,000	201,944
Total Capital International SA (France)
3.700%	01/15/2024		250,000	259,355
2.875%	02/17/2022		400,000	396,587
2.100%	06/19/2019		300,000	300,449
Total Capital SA (France)
4.450%	06/24/2020		300,000	329,532
TransCanada PipeLines Ltd. (Canada)
6.350%	05/15/2067	#	1,000,000	972,500
5.850%	03/15/2036		500,000	572,892
3.750%	10/16/2023		400,000	401,207
Valero Energy Corp.
6.625%	06/15/2037		500,000	592,176
6.125%	06/15/2017		250,000	274,761
Western Gas Partners LP
2.600%	08/15/2018		250,000	251,081
Williams Cos., Inc. (The)
7.875%	09/01/2021		230,000	266,041
Williams Partners LP
6.300%	04/15/2040		100,000	112,239
5.250%	03/15/2020		100,000	108,676
4.500%	11/15/2023		350,000	353,838

				36,434,838

Paper & Forest Products—0.1%
International Paper Co.
7.500%	08/15/2021		500,000	624,124
7.300%	11/15/2039		1,000,000	1,330,268

				1,954,392

Pharmaceuticals—0.8%
AbbVie, Inc.
4.400%	11/06/2042		300,000	310,754
2.900%	11/06/2022		300,000	295,872
2.000%	11/06/2018		300,000	299,268
1.750%	11/06/2017		300,000	300,859
Actavis Funding SCS (Luxembourg)
1.300%	06/15/2017		300,000	294,711
Actavis, Inc.
6.125%	08/15/2019		500,000	567,697
AstraZeneca plc (United Kingdom)
5.900%	09/15/2017		250,000	280,487
4.000%	09/18/2042		300,000	299,460

Coupon Rate	Maturity Date	Face	Value

Bristol-Myers Squibb Co.
5.875%	11/15/2036	$155,000	$198,923
3.250%	08/01/2042	200,000	175,979
Eli Lilly & Co.
6.770%	01/01/2036	250,000	351,794
GlaxoSmithKline Capital plc (United Kingdom)
2.850%	05/08/2022	300,000	300,510
GlaxoSmithKline Capital, Inc.
2.800%	03/18/2023	1,200,000	1,187,045
Johnson & Johnson
4.950%	05/15/2033	200,000	241,898
4.850%	05/15/2041	200,000	240,763
3.550%	05/15/2021	200,000	216,567
2.150%	05/15/2016	200,000	204,171
Merck & Co., Inc.
6.550%	09/15/2037	200,000	285,220
6.500%	12/01/2033	250,000	347,911
3.600%	09/15/2042	200,000	193,826
2.400%	09/15/2022	200,000	195,529
1.100%	01/31/2018	200,000	197,956
Merck Sharp & Dohme Corp.
5.000%	06/30/2019	500,000	565,022
Mylan, Inc.
5.400%	11/29/2043	250,000	278,508
1.350%	11/29/2016	250,000	248,886
Novartis Capital Corp.
4.400%	05/06/2044	230,000	258,856
Novartis Securities Investment Ltd. (Bermuda)
5.125%	02/10/2019	500,000	561,940
Perrigo Co. plc (Ireland)
2.300%	11/08/2018	300,000	300,038
Pfizer, Inc.
4.400%	05/15/2044	350,000	382,326
3.400%	05/15/2024	350,000	364,862
3.000%	06/15/2023	1,000,000	1,013,138
Pharmacia Corp.
6.500%	12/01/2018	350,000	409,438
Sanofi (France)
2.625%	03/29/2016	400,000	409,828
Teva Pharmaceutical Finance Co. LLC
6.150%	02/01/2036	250,000	310,249
Teva Pharmaceutical Finance IV LLC
2.250%	03/18/2020	200,000	196,695
Wyeth LLC
6.500%	02/01/2034	250,000	338,067
Zoetis, Inc.
4.700%	02/01/2043	200,000	204,345
3.250%	02/01/2023	300,000	296,449
1.150%	02/01/2016	300,000	299,812

			13,425,659

Real Estate Investment Trusts (REITs)—0.8%
Alexandria Real Estate Equities, Inc.
2.750%	01/15/2020	500,000	495,795
American Tower Corp.
4.500%	01/15/2018	500,000	531,370
3.500%	01/31/2023	400,000	387,154
AvalonBay Communities, Inc.
3.625%	10/01/2020	300,000	312,415
AvalonBay Communities, Inc. MTN
2.850%	03/15/2023	300,000	291,025
Boston Properties LP
4.125%	05/15/2021	300,000	320,223
3.125%	09/01/2023	450,000	440,221

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
Brandywine Operating Partnership LP
3.950%	02/15/2023	$300,000	$303,057
CBL & Associates LP
4.600%	10/15/2024	400,000	405,882
CubeSmart LP
4.375%	12/15/2023	300,000	318,396
DDR Corp.
4.625%	07/15/2022	200,000	213,832
Duke Realty LP
3.875%	10/15/2022	200,000	206,294
ERP Operating LP
5.375%	08/01/2016	500,000	533,068
3.000%	04/15/2023	200,000	195,413
Federal Realty Investment Trust
2.750%	06/01/2023	200,000	192,998
HCP, Inc.
4.250%	11/15/2023	400,000	421,254
HCP, Inc. MTN
6.700%	01/30/2018	250,000	284,908
Health Care REIT, Inc.
6.125%	04/15/2020	300,000	345,254
4.500%	01/15/2024	200,000	212,181
Highwoods Realty LP
3.200%	06/15/2021	400,000	398,105
Hospitality Properties Trust
5.000%	08/15/2022	300,000	316,607
Host Hotels & Resorts LP
6.000%	10/01/2021	300,000	345,455
Kimco Realty Corp.
3.125%	06/01/2023	200,000	196,309
Lexington Realty Trust
4.400%	06/15/2024	400,000	405,176
Liberty Property LP
3.375%	06/15/2023	300,000	293,006
National Retail Properties, Inc.
3.900%	06/15/2024	400,000	408,733
Omega Healthcare Investors, Inc.
4.950%	04/01/2024	350,000	365,974
Realty Income Corp.
5.875%	03/15/2035	200,000	241,648
Regency Centers LP
3.750%	06/15/2024	200,000	203,922
Simon Property Group LP
4.750%	03/15/2042	400,000	442,928
4.375%	03/01/2021	400,000	439,796
2.800%	01/30/2017	500,000	515,105
2.200%	02/01/2019	400,000	402,474
Ventas Realty LP/Ventas Capital Corp.
4.250%	03/01/2022	400,000	420,916
Vornado Realty LP
2.500%	06/30/2019	500,000	496,191
Weyerhaeuser Co.
7.375%	03/15/2032	300,000	400,481
WP Carey, Inc.
4.600%	04/01/2024	350,000	368,177

			13,071,743

Real Estate Management & Development—0.0%
Tanger Properties LP
3.750%	12/01/2024	500,000	504,891

Coupon Rate	Maturity Date		Face	Value

Road & Rail—0.4%
Burlington Northern Santa Fe LLC
7.950%	08/15/2030		$300,000	$433,023
5.650%	05/01/2017		500,000	548,731
5.150%	09/01/2043		350,000	405,183
3.450%	09/15/2021		200,000	209,000
Canadian National Railway Co. (Canada)
2.950%	11/21/2024		100,000	100,007
2.250%	11/15/2022		300,000	290,518
Canadian Pacific Railway Co. (Canada)
7.250%	05/15/2019		300,000	359,017
CSX Corp.
7.375%	02/01/2019		300,000	359,578
6.000%	10/01/2036		334,000	421,307
4.500%	08/01/2054		500,000	526,120
Norfolk Southern Corp.
5.900%	06/15/2019		300,000	344,676
4.800%	08/15/2043		350,000	391,239
3.850%	01/15/2024		200,000	210,683
3.250%	12/01/2021		200,000	205,027
Ryder System, Inc. MTN
2.350%	02/26/2019		400,000	397,629
Union Pacific Corp.
4.821%	02/01/2044		557,000	638,530
3.750%	03/15/2024		500,000	535,752

				6,376,020

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp.
4.800%	10/01/2041		300,000	330,756
4.250%	12/15/2042		200,000	206,973
3.300%	10/01/2021		300,000	315,063
1.350%	12/15/2017		400,000	399,702
Texas Instruments, Inc.
1.650%	08/03/2019		275,000	268,785
0.875%	03/12/2017		750,000	747,218
Xilinx, Inc.
2.125%	03/15/2019		150,000	149,185

				2,417,682

Software—0.3%
Microsoft Corp.
4.500%	10/01/2040		300,000	333,717
3.625%	12/15/2023		750,000	804,106
Oracle Corp.
5.750%	04/15/2018		500,000	565,660
5.375%	07/15/2040		500,000	602,042
5.250%	01/15/2016		500,000	524,089
4.500%	07/08/2044		350,000	381,113
2.800%	07/08/2021		350,000	354,878
2.500%	10/15/2022		400,000	390,321
2.250%	10/08/2019		1,000,000	1,007,822

				4,963,748

Specialty Retail—0.2%
AutoNation, Inc.
6.750%	04/15/2018		200,000	224,492
Bed Bath & Beyond, Inc.
3.749%	08/01/2024	†	500,000	507,488
Gap, Inc. (The)
5.950%	04/12/2021		200,000	227,903
Home Depot, Inc. (The)
5.875%	12/16/2036		550,000	720,740
5.400%	03/01/2016		400,000	422,246
2.000%	06/15/2019		400,000	401,397

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Lowe’s Cos., Inc.
5.800%	04/15/2040		$300,000	$381,408
5.400%	10/15/2016		400,000	430,273
4.250%	09/15/2044		400,000	424,212
TJX Cos., Inc. (The)
2.750%	06/15/2021		300,000	302,309

				4,042,468

Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc.
3.850%	05/04/2043		300,000	300,991
3.450%	05/06/2024		400,000	419,408
2.850%	05/06/2021		500,000	511,923
2.400%	05/03/2023		300,000	291,926
1.050%	05/05/2017	†	500,000	501,401
1.000%	05/03/2018		200,000	197,128
0.450%	05/03/2016		200,000	199,849
EMC Corp.
1.875%	06/01/2018		500,000	498,709
Hewlett-Packard Co.
6.000%	09/15/2041		200,000	225,739
4.650%	12/09/2021		300,000	321,516
3.750%	12/01/2020		500,000	517,641
3.300%	12/09/2016		300,000	309,962
2.200%	12/01/2015		250,000	252,525
Seagate HDD Cayman (Cayman Islands)
4.750%	06/01/2023		400,000	416,178

				4,964,896

Textiles, Apparel & Luxury Goods—0.0%
NIKE, Inc.
3.625%	05/01/2043		300,000	299,169
2.250%	05/01/2023		300,000	291,881

				591,050

Thrifts & Mortgage Finance—0.1%
Abbey National Treasury Services plc (United Kingdom)
3.050%	08/23/2018		350,000	362,673
2.350%	09/10/2019		400,000	399,092
BPCE SA (France)
4.000%	04/15/2024		750,000	785,375

				1,547,140

Tobacco—0.3%
Altria Group, Inc.
9.950%	11/10/2038		97,000	166,441
9.250%	08/06/2019		524,000	674,122
4.250%	08/09/2042		450,000	432,958
4.000%	01/31/2024		500,000	522,282
Lorillard Tobacco Co.
6.875%	05/01/2020		300,000	353,765
Philip Morris International, Inc.
5.650%	05/16/2018		500,000	563,750
4.375%	11/15/2041		200,000	207,383
2.900%	11/15/2021		200,000	203,265
1.625%	03/20/2017		500,000	505,638
1.125%	08/21/2017		300,000	298,929
Reynolds American, Inc.
6.150%	09/15/2043		300,000	349,162

				4,277,695

Coupon Rate	Maturity Date		Face	Value

Trading Companies & Distributors—0.0%
Air Lease Corp.
3.375%	01/15/2019	†	$200,000	$203,500
GATX Corp.
4.750%	06/15/2022		300,000	330,415

				533,915

Wireless Telecommunication Services—0.2%
America Movil SAB de CV (Mexico)
6.125%	03/30/2040		300,000	357,963
5.000%	03/30/2020		400,000	443,096
3.125%	07/16/2022		500,000	494,570
Rogers Communications, Inc. (Canada)
6.800%	08/15/2018		500,000	577,540
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030		350,000	487,730
Vodafone Group plc (United Kingdom)
7.875%	02/15/2030		250,000	346,808
6.150%	02/27/2037		200,000	242,110
5.625%	02/27/2017		500,000	542,019
1.500%	02/19/2018		300,000	294,844

				3,786,680

TOTAL CORPORATE OBLIGATIONS
(Cost $393,574,540)				407,446,942

MORTGAGE-BACKED SECURITIES—30.9%
Commercial Mortgage-Backed Securities—1.6%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4
5.889%	07/10/2044	#	466,657	491,524
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2
5.622%	04/10/2049	#	86,971	87,088
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4
5.492%	02/10/2051		2,000,000	2,137,651
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.152%	09/10/2047	#	728,429	743,806
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM
5.152%	09/10/2047	#	1,000,000	1,033,368
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.129%	10/12/2042	#	877,245	892,432
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4
5.537%	10/12/2041		941,731	994,121
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A2
2.962%	11/10/2046		1,000,000	1,032,059
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A1
1.199%	03/10/2047		445,213	442,354
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4
3.622%	07/10/2047		650,000	681,841
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4
5.322%	12/11/2049		1,000,000	1,059,688
COMM Mortgage Trust, Series 2013-CR11, Class B
5.164%	10/10/2046	#	500,000	565,947

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-BACKED SECURITIES—(Continued)
COMM Mortgage Trust, Series 2013-LC13, Class A4
3.916%	08/10/2046		$1,000,000	$1,072,515
COMM Mortgage Trust, Series 2014-CR15, Class A4
4.074%	02/10/2047	#	500,000	542,088
COMM Mortgage Trust, Series 2014-CR16, Class A4
4.051%	04/10/2047		500,000	541,396
COMM Mortgage Trust, Series 2014-UBS2, Class A1
1.298%	03/10/2047		903,841	901,252
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4
5.736%	12/10/2049		1,000,000	1,084,406
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444%	03/10/2039		1,000,000	1,067,746
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553%	04/10/2038	#	800,000	821,427
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4
5.560%	11/10/2039		1,180,069	1,250,071
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A4
3.377%	05/10/2045		1,000,000	1,040,709
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4
5.794%	02/12/2051	#	500,000	542,401
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3
5.420%	01/15/2049		470,792	503,077
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4
5.882%	02/15/2051	#	1,000,000	1,083,664
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A3
3.507%	05/15/2045		500,000	523,556
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class A5
3.775%	08/15/2047		1,000,000	1,061,049
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4
5.869%	06/12/2046	#	483,449	507,599
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4
5.414%	07/12/2046	#	695,684	733,302
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.858%	11/15/2045		500,000	501,970
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A2
3.085%	08/15/2046		700,000	727,876
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4
3.102%	05/15/2046		800,000	811,435
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4
3.091%	08/10/2049		550,000	559,485
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5
2.850%	12/10/2045		500,000	499,543
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM
5.795%	07/15/2045	#	1,000,000	1,065,207

				27,603,653

Coupon Rate	Maturity Date		Face	Value

U.S. Government Agency Mortgage-Backed Securities—29.3%
Federal Home Loan Mortgage Corp.
7.500%	06/01/2027 - 10/01/2029		$157,017	$187,259
7.000%	02/01/2016 - 09/01/2036		243,130	269,343
6.500%	03/01/2016 - 01/01/2039		991,335	1,130,662
6.212%	01/01/2037	#	74,765	79,815
6.000%	11/01/2016 - 10/01/2038		2,712,312	3,082,970
5.707%	02/01/2037	#	116,299	124,442
5.500%	02/01/2018 - 08/01/2039		5,624,156	6,298,585
5.000%	08/01/2017 - 07/01/2041		9,555,474	10,545,334
4.500%	08/01/2018 - 04/01/2044		14,603,961	15,833,546
4.000%	07/01/2018 - 10/01/2044		18,379,621	19,633,356
3.500%	10/01/2025 - 08/01/2044		23,365,304	24,408,158
3.455%	06/01/2041	#	74,645	79,834
3.000%	03/01/2027 - 01/01/2044		24,621,060	25,141,226
2.671%	01/01/2042	#	206,640	215,994
2.500%	08/01/2027 - 07/01/2043		5,567,193	5,668,200
2.446%	10/01/2043	#	693,628	709,154
2.143%	08/01/2043	#	752,334	763,214
2.000%	08/01/2029		1,282,764	1,281,157
Federal Home Loan Mortgage Corp. TBA
4.000%	01/15/2045 - 02/15/2045		7,200,000	7,674,242
3.500%	01/15/2030 - 02/15/2045		3,500,000	3,640,625
3.000%	01/15/2045		800,000	808,188
2.500%	01/15/2030		3,400,000	3,458,331
Federal National Mortgage Association
7.500%	06/01/2030 - 07/01/2031		16,598	17,876
7.000%	03/01/2030 - 04/01/2038		525,939	588,328
6.500%	02/01/2017 - 10/01/2039		1,083,576	1,246,072
6.000%	06/01/2016 - 11/01/2039		3,803,027	4,318,255
5.500%	01/01/2018 - 09/01/2041		11,171,581	12,500,865
5.000%	03/01/2018 - 08/01/2041		13,301,005	14,689,659
4.500%	03/01/2018 - 08/01/2044		19,963,332	21,685,567
4.000%	08/01/2018 - 10/01/2044		23,074,533	24,682,845
3.580%	08/01/2040	#	129,296	136,882
3.538%	05/01/2041	#	180,098	190,710
3.500%	06/01/2020 - 10/01/2044		28,850,822	30,242,947
3.481%	02/01/2041	#	105,340	110,686
3.240%	07/01/2040	#	265,986	283,683
3.119%	06/01/2040	#	97,450	104,577

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-BACKED SECURITIES—(Continued)
3.000%	07/01/2027 - 11/01/2043		$30,145,891	$30,823,380
2.941%	05/01/2042	#	268,596	278,222
2.814%	01/01/2042	#	429,959	447,807
2.687%	12/01/2043	#	70,526	73,106
2.615%	01/01/2037	#	277,589	294,874
2.500%	08/01/2027 - 09/01/2043		6,497,203	6,579,377
2.454%	05/01/2035	#	160,426	171,209
2.451%	02/01/2037	#	77,046	82,956
2.234%	03/01/2037	#	1,474,952	1,574,912
2.190%	05/01/2035	#	274,557	293,827
2.000%	09/01/2029		987,163	984,324
Federal National Mortgage Association—ACES, Series 2013-M14
2.505%	04/25/2023	#	923,711	923,477
Federal National Mortgage Association—ACES, Series 2014-M3, Class AB2
3.462%	01/25/2024	#	640,000	675,329
Federal National Mortgage Association TBA
6.500%- 4.500%	01/25/2030 - 01/25/2045		3,700,000	4,000,141
4.000%	01/25/2045 - 02/25/2045		22,190,000	23,681,363
3.500%	01/25/2030 - 02/25/2045		16,700,000	17,419,053
3.000%	01/25/2030 - 01/25/2045		15,900,000	16,192,770
2.500%	01/25/2030		7,300,000	7,432,883
2.000%	01/25/2030		900,000	896,414
FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2
4.186%	12/25/2020	#	900,000	993,502
FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2
3.871%	04/25/2021		1,500,000	1,634,670
FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2
2.873%	12/25/2021		575,000	593,342
FHLMC Multifamily Structured Pass Through Certificates, Series K032, Class A1
3.016%	02/25/2023		449,635	468,686
FHLMC Multifamily Structured Pass Through Certificates, Series K032, Class A2
3.310%	05/25/2023	#	865,000	910,861
FHLMC Multifamily Structured Pass Through Certificates, Series K033, Class A2
3.060%	07/25/2023	#	800,000	827,390
FHLMC Multifamily Structured Pass Through Certificates, Series K714, Class A1
2.075%	12/25/2019		611,193	620,527
Government National Mortgage Association
7.500%	12/15/2029 - 05/15/2032		240,518	293,728
6.500%	03/15/2026 - 01/15/2039		728,784	842,068
6.000%	02/15/2033 - 12/15/2039		1,795,105	2,048,026
5.500%	01/15/2024 - 07/20/2040		3,617,487	4,067,569

Coupon Rate	Maturity Date		Face	Value

5.000%	03/20/2033 - 05/20/2044		$11,326,630	$12,548,707
4.500%	04/20/2026 - 05/20/2044		19,100,877	20,939,833
4.000%	08/15/2024 - 09/20/2044		23,458,588	25,209,437
3.500%	12/15/2025 - 09/20/2044		19,523,829	20,538,013
3.500%	12/20/2040 - 05/20/2041	#	929,785	980,710
3.000%	02/20/2041 - 07/20/2042	#	1,203,633	1,253,788
3.000%	04/15/2027 - 11/15/2044		16,734,235	17,184,460
2.500%	12/20/2027 - 07/20/2043		1,452,151	1,466,914
2.500%	12/20/2040 - 11/20/2043	#	596,905	615,033
2.000%	10/20/2042 - 06/20/2043	#	526,643	540,256
Government National Mortgage Association TBA
5.000%- 4.000%	01/15/2045 - 02/15/2045		2,500,000	2,634,565
3.500%	01/15/2045 - 02/15/2045		14,500,000	15,219,601
3.000%	01/15/2045		6,400,000	6,545,300
2.500%	01/15/2045		100,000	98,686

				493,733,683

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $509,002,428)				521,337,336

U.S. TREASURY OBLIGATIONS—34.5%
U.S. Treasury Bonds—5.2%
U.S. Treasury Bond
9.125%	05/15/2018		1,060,000	1,336,842
8.875%	02/15/2019		535,000	694,622
8.500%	02/15/2020		451,000	602,895
8.125%	05/15/2021		220,000	302,689
7.625%	11/15/2022		250,000	352,969
7.500%	11/15/2016		800,000	901,813
7.250%	05/15/2016 - 08/15/2022		3,497,000	4,306,636
7.125%	02/15/2023		2,000,000	2,764,688
6.750%	08/15/2026		290,000	423,264
6.625%	02/15/2027		385,000	561,619
6.500%	11/15/2026		920,000	1,324,585
6.375%	08/15/2027		370,000	534,621
6.250%	08/15/2023 - 05/15/2030		2,095,000	2,962,204
6.125%	11/15/2027		552,000	785,392
6.000%	02/15/2026		400,000	548,250
5.500%	08/15/2028		300,000	409,687
4.750%	02/15/2037 - 02/15/2041		1,038,000	1,443,472
4.625%	02/15/2040		2,470,000	3,358,042
4.500%	02/15/2036 - 08/15/2039		4,204,000	5,607,626
4.375%	11/15/2039 - 05/15/2041		5,670,000	7,453,880
4.250%	05/15/2039 - 11/15/2040		2,903,000	3,749,338
3.875%	08/15/2040		1,120,000	1,367,451

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—(Continued)
3.750%	08/15/2041 - 11/15/2043		$4,260,000	$5,122,653
3.625%	08/15/2043 - 02/15/2044		6,530,000	7,683,082
3.500%	02/15/2039		749,000	860,472
3.375%	05/15/2044		4,185,000	4,712,051
3.125%	08/15/2044	†	2,780,000	2,993,496
3.125%	11/15/2041 - 02/15/2043		8,680,000	9,344,487
3.000%	05/15/2042 - 11/15/2044		5,306,000	5,577,932
2.875%	05/15/2043		3,590,000	3,672,459
2.750%	08/15/2042 - 11/15/2042		5,573,000	5,569,776

				87,328,993

U.S. Treasury Notes—29.3%
U.S. Treasury Note
5.125%	05/15/2016		3,280,000	3,490,382
4.875%	08/15/2016		1,050,000	1,123,746
4.750%	08/15/2017		1,849,000	2,030,577
4.625%	11/15/2016 - 02/15/2017		3,220,000	3,472,489
4.500%	02/15/2016 - 05/15/2017		1,860,000	1,966,081
4.250%	11/15/2017		2,430,000	2,650,219
4.000%	08/15/2018		1,750,000	1,919,258
3.875%	05/15/2018		380,000	413,161
3.750%	11/15/2018		2,350,000	2,560,398
3.625%	08/15/2019 - 02/15/2021		6,190,000	6,777,641
3.500%	02/15/2018 - 05/15/2020		2,991,000	3,216,337
3.375%	11/15/2019		2,690,000	2,914,448
3.250%	05/31/2016 - 12/31/2016		8,780,000	9,156,663
3.125%	10/31/2016 - 05/15/2021		11,383,000	12,061,540
3.000%	08/31/2016 - 02/28/2017		4,977,000	5,196,296
2.875%	03/31/2018		1,060,000	1,115,236
2.750%	11/30/2016 - 02/15/2024		11,410,000	11,972,624
2.625%	02/29/2016 - 11/15/2020		11,882,000	12,385,695
2.500%	06/30/2017 - 05/15/2024		12,915,000	13,323,990
2.375%	03/31/2016 - 08/15/2024		13,914,000	14,235,750
2.250%	03/31/2016 - 11/15/2024		17,735,000	18,028,233
2.125%	02/29/2016 - 12/31/2021		20,675,000	20,960,218
2.000%	04/30/2016 - 02/15/2023		29,533,000	29,710,761
1.875%	08/31/2017 - 11/30/2021		10,356,000	10,471,951
1.750%	05/31/2016 - 05/15/2023		15,618,000	15,497,486

Coupon Rate	Maturity Date		Face	Value

1.625%	03/31/2019 - 11/15/2022		$20,909,000	$20,817,848
1.500%	06/30/2016 - 10/31/2019		24,767,000	24,875,245
1.500%	11/30/2019	†	2,770,000	2,752,687
1.375%	06/30/2018 - 05/31/2020		21,968,000	21,854,444
1.250%	10/31/2018 - 02/29/2020		11,574,000	11,412,853
1.125%	05/31/2019 - 04/30/2020		15,845,000	15,413,076
1.000%	08/31/2016 - 11/30/2019		37,938,000	37,698,188
0.875%	09/15/2016 - 01/31/2018		40,562,000	40,593,026
0.875%	11/15/2017	†	2,500,000	2,488,280
0.750%	01/15/2017 - 03/31/2018		21,290,000	21,141,368
0.625%	07/15/2016 - 04/30/2018		40,565,000	40,348,161
0.500%	06/15/2016 - 07/31/2017		20,220,000	20,178,132
0.375%	01/31/2016 - 10/31/2016		19,998,000	19,988,336
0.250%	02/29/2016 - 05/15/2016		8,449,000	8,436,101

				494,648,925

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $575,488,315)				581,977,918

GOVERNMENT RELATED OBLIGATIONS—9.3%
U.S. Government Agencies—3.4%
Federal Farm Credit Bank
0.540%	11/07/2016		300,000	299,279
Federal Home Loan Bank
5.500%	07/15/2036		500,000	687,155
4.875%	09/08/2017		1,250,000	1,374,729
4.750%	12/16/2016		1,000,000	1,083,106
2.125%	06/10/2016		500,000	511,309
1.625%	04/28/2017 - 06/14/2019		1,100,000	1,098,851
1.500%	02/28/2017		1,100,000	1,106,759
1.250%	02/28/2018		300,000	299,582
0.625%	11/23/2016		1,750,000	1,748,435
0.375%	06/24/2016		500,000	498,888
Federal Home Loan Bank, Series 1
1.000%	06/21/2017		1,500,000	1,501,777
0.875%	05/24/2017		260,000	259,613
Federal Home Loan Bank, Series 3823
0.500%	09/28/2016		500,000	498,804
Federal Home Loan Bank, Series 656
5.375%	05/18/2016		900,000	960,215
Federal Home Loan Mortgage Corp.
6.750%	03/15/2031		400,000	602,377
6.250%	07/15/2032		650,000	951,767
5.500%	07/18/2016	†	1,000,000	1,076,483
5.125%	11/17/2017		800,000	890,893
4.875%	06/13/2018		1,000,000	1,118,413
3.750%	03/27/2019		500,000	544,392
2.375%	01/13/2022		1,000,000	1,010,946
2.000%	08/25/2016		1,500,000	1,536,189
1.375%	05/01/2020		1,000,000	975,664

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
1.250%	05/12/2017 - 10/02/2019		$3,600,000	$3,583,616
1.250%	08/01/2019	†	1,000,000	981,970
1.200%	06/12/2018		200,000	197,879
1.020%	04/30/2018		825,000	812,885
1.000%	03/08/2017		1,000,000	1,003,114
0.875%	10/14/2016 - 02/22/2017		2,000,000	2,005,827
0.700%	09/27/2016		280,000	279,720
0.580%	08/26/2016		1,500,000	1,498,192
0.500%	01/28/2016		300,000	300,034
Federal National Mortgage Association
7.250%	05/15/2030		400,000	623,561
7.125%	01/15/2030		700,000	1,068,577
6.625%	11/15/2030		500,000	743,655
6.250%	05/15/2029		540,000	753,523
6.000%	04/18/2036		250,000	266,598
5.000%	03/15/2016 - 05/11/2017		1,550,000	1,660,657
2.625%	09/06/2024		2,000,000	2,028,030
1.875%	09/18/2018 - 02/19/2019		3,000,000	3,048,858
1.625%	11/27/2018	†	1,000,000	1,005,194
1.250%	09/28/2016 - 01/30/2017		1,000,000	1,009,820
1.125%	04/27/2017		1,000,000	1,005,808
1.070%	09/27/2017		500,000	496,728
1.000%	12/28/2017 - 02/15/2018		970,000	961,561
0.950%	08/23/2017		750,000	745,206
0.875%	02/08/2018 - 05/21/2018		3,000,000	2,958,816
0.375%	07/05/2016		1,000,000	997,472
0.000%	06/01/2017 - 10/09/2019		1,400,000	1,290,745
Federal National Mortgage Association, Series 1
1.000%	04/30/2018		500,000	492,583
Financing Corp. Fico
8.600%	09/26/2019		500,000	650,817
Financing Corp. Fico, Series E
9.650%	11/02/2018		500,000	649,577
Israel Government AID Bond (Israel)
5.500%	04/26/2024		350,000	434,747
Tennessee Valley Authority
5.250%	09/15/2039		500,000	638,940
3.500%	12/15/2042		500,000	496,640
1.750%	10/15/2018		500,000	505,136
Tennessee Valley Authority, Series E
6.250%	12/15/2017		1,200,000	1,376,288

				57,208,400

Non-U.S. Government Agencies—1.5%
Export Development Canada (Canada)
1.750%	08/19/2019		500,000	501,805
0.625%	12/15/2016		350,000	349,128
Export-Import Bank of Korea (Korea, Republic of)
5.000%	04/11/2022		400,000	456,687
3.750%	10/20/2016		500,000	522,415
3.250%	08/12/2026		500,000	504,630

Coupon Rate	Maturity Date		Face	Value

FMS Wertmanagement AoeR (Germany)
1.625%	11/20/2018		$350,000	$350,958
0.625%	04/18/2016		400,000	400,247
Japan Bank for International Cooperation (Japan)
2.500%	05/18/2016		400,000	409,976
1.750%	07/31/2018		500,000	502,953
Japan Bank for International Cooperation, Series DTC (Japan)
1.125%	07/19/2017		500,000	499,369
KFW (Germany)
4.875%	01/17/2017		500,000	540,694
4.500%	07/16/2018		500,000	552,889
4.000%	01/27/2020		300,000	331,368
2.625%	02/16/2016		1,000,000	1,024,595
2.125%	01/17/2023		500,000	500,002
2.000%	10/04/2022		500,000	493,424
1.875%	04/01/2019		500,000	505,968
1.250%	02/15/2017		400,000	403,466
0.750%	03/17/2017		2,000,000	1,995,024
0.625%	12/15/2016		350,000	349,297
0.500%	07/15/2016		750,000	749,264
0.000%	04/18/2036		1,500,000	813,171
KFW MTN (Germany)
4.375%	03/15/2018		500,000	547,961
2.750%	09/08/2020 - 10/01/2020		1,000,000	1,045,960
0.500%	04/19/2016		500,000	500,150
Korea Development Bank (The) (Korea, Republic of)
3.875%	05/04/2017		300,000	314,547
3.750%	01/22/2024		750,000	796,295
Korea Finance Corp. (Korea, Republic of)
2.875%	08/22/2018		350,000	358,667
Landwirtschaftliche Rentenbank (Germany)
5.125%	02/01/2017		300,000	326,346
1.750%	04/15/2019	†	250,000	251,486
Oesterreichische Kontrollbank AG (Austria)
2.000%	06/03/2016		300,000	305,927
1.625%	03/12/2019	†	350,000	350,345
Petrobras International Finance Co. SA (Luxembourg)
8.375%	12/10/2018		250,000	266,875
6.750%	01/27/2041		300,000	274,371
6.125%	10/06/2016		500,000	502,805
5.750%	01/20/2020		500,000	484,105
5.375%	01/27/2021		600,000	558,942
Petroleos Mexicanos (Mexico)
8.000%	05/03/2019		1,000,000	1,187,500
6.625%	06/15/2035		500,000	580,000
5.500%	06/27/2044	^	400,000	410,000
5.500%	01/21/2021 - 06/27/2044		900,000	953,750
4.875%	01/18/2024		500,000	520,750
Svensk Exportkredit AB (Sweden)
5.125%	03/01/2017		500,000	544,060
1.875%	06/17/2019		500,000	502,975

				24,341,147

Sovereign Debt—1.5%
Brazilian Government International Bond (Brazil)
11.000%	08/17/2040		260,000	277,420
10.125%	05/15/2027		435,000	667,725
8.875%	04/15/2024		400,000	540,000
7.125%	01/20/2037		460,000	585,350
5.875%	01/15/2019		500,000	560,000
4.875%	01/22/2021		200,000	213,500
4.250%	01/07/2025		500,000	500,625

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Canada Government International Bond (Canada)
1.625%	02/27/2019		$750,000	$753,046
Chile Government International Bond (Chile)
3.875%	08/05/2020		500,000	538,750
Colombia Government International Bond (Colombia)
11.750%	02/25/2020		200,000	284,700
8.125%	05/21/2024		200,000	266,500
7.375%	09/18/2037		200,000	271,000
Israel Government International Bond (Israel)
4.000%	06/30/2022		400,000	435,520
Mexico Government International Bond (Mexico)
6.050%	01/11/2040		500,000	614,000
3.625%	03/15/2022		300,000	307,200
Mexico Government International Bond MTN (Mexico)
5.950%	03/19/2019		1,000,000	1,134,000
4.750%	03/08/2044		800,000	838,000
3.500%	01/21/2021		500,000	511,750
Panama Government International Bond (Panama)
6.700%	01/26/2036		288,000	373,680
5.200%	01/30/2020		450,000	498,375
Peruvian Government International Bond (Peru)
7.350%	07/21/2025		400,000	533,000
6.550%	03/14/2037		500,000	651,250
Philippine Government International Bond (Philippines)
10.625%	03/16/2025		600,000	969,000
9.500%	02/02/2030		400,000	650,500
9.375%	01/18/2017		200,000	234,506
6.500%	01/20/2020		300,000	361,134
5.000%	01/13/2037	†	500,000	586,250
Poland Government International Bond (Poland)
6.375%	07/15/2019		500,000	586,250
5.125%	04/21/2021		1,300,000	1,465,490
Republic of Colombia (Colombia)
5.625%	02/26/2044		500,000	565,000
Republic of Finland (Finland)
6.950%	02/15/2026		150,000	199,989
Republic of Italy (Italy)
6.875%	09/27/2023		450,000	572,487
5.375%	06/15/2033		300,000	358,982
Republic of Korea (Korea, Republic of)
3.875%	09/11/2023		250,000	274,317
South Africa Government International Bond (South Africa)
6.875%	05/27/2019		500,000	573,750
5.375%	07/24/2044		500,000	529,063
4.665%	01/17/2024	†	400,000	416,000
State of Israel (Israel)
5.500%	11/09/2016		300,000	325,680
Turkey Government International Bond (Turkey)
8.000%	02/14/2034		600,000	822,900
7.500%	11/07/2019		500,000	587,375
7.000%	09/26/2016		200,000	217,000
5.750%	03/22/2024		350,000	392,875
4.875%	04/16/2043		1,000,000	1,001,080
3.250%	03/23/2023		800,000	762,000
United Mexican States MTN (Mexico)
8.300%	08/15/2031		950,000	1,432,125

Coupon Rate	Maturity Date		Face	Value

Uruguay Government International Bond (Uruguay)
8.000%	11/18/2022		$330,815	$437,503
4.125%	11/20/2045		200,000	180,000

				25,856,647

Supranational—1.6%
African Development Bank
0.750%	10/18/2016		830,000	830,861
African Development Bank, Series GDIF
1.250%	09/02/2016		400,000	403,982
Asian Development Bank MTN
2.500%	03/15/2016		400,000	409,761
2.125%	11/24/2021		400,000	400,774
1.750%	09/11/2018		500,000	504,845
1.375%	03/23/2020		300,000	293,791
1.125%	03/15/2017		500,000	502,816
0.750%	01/11/2017	†	500,000	499,796
Corp. Andina de Fomento
3.750%	01/15/2016		300,000	307,667
Council Of Europe Development Bank
1.750%	11/14/2019		400,000	400,352
Council Of Europe Development Bank MTN
1.500%	02/22/2017		400,000	405,023
European Bank for Reconstruction & Development MTN
2.500%	03/15/2016		500,000	512,518
1.750%	06/14/2019	†	500,000	501,441
1.000%	02/16/2017		500,000	502,085
European Investment Bank
5.125%	09/13/2016 - 05/30/2017		1,750,000	1,892,990
4.875%	02/16/2016 - 02/15/2036		1,150,000	1,302,468
2.875%	09/15/2020		500,000	526,296
2.500%	05/16/2016		1,000,000	1,026,545
2.500%	04/15/2021	†	500,000	514,525
1.875%	03/15/2019	†	1,500,000	1,516,629
1.750%	03/15/2017		500,000	509,803
1.125%	09/15/2017		500,000	500,851
1.000%	03/15/2018 - 06/15/2018		900,000	889,852
European Investment Bank MTN
1.625%	12/18/2018		1,000,000	1,003,051
Inter-American Development Bank
3.000%	02/21/2024	†	250,000	266,525
1.750%	08/24/2018		400,000	403,800
1.375%	10/18/2016	†	300,000	303,399
1.125%	03/15/2017		500,000	502,836
0.625%	09/12/2016		300,000	299,568
Inter-American Development Bank MTN
3.875%	02/14/2020		400,000	440,879
1.250%	01/16/2018		450,000	450,519
0.875%	11/15/2016 - 03/15/2018	†	1,500,000	1,488,550
International Bank for Reconstruction & Development
2.125%	03/15/2016		500,000	510,075
1.875%	10/07/2019	†	450,000	454,444
1.125%	07/18/2017	†	750,000	753,779
0.875%	04/17/2017		700,000	701,305
International Bank for Reconstruction & Development, Series GDIF
1.875%	03/15/2019	†	500,000	507,101
1.375%	04/10/2018		500,000	503,548
0.750%	12/15/2016		500,000	499,996
0.625%	10/14/2016	†	400,000	399,298
0.500%	05/16/2016		500,000	499,330

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
International Finance Corp.
1.750%	09/16/2019	†	$500,000	$500,923
1.250%	07/16/2018	†	500,000	497,954
0.625%	11/15/2016		650,000	647,894
International Finance Corp. MTN
2.125%	11/17/2017		500,000	512,569

				27,303,014

U.S. Municipal Bonds—1.0%
American Municipal Power-Ohio, Inc. Revenue Bonds, Series 2010 B (Ohio)
7.499%	02/15/2050		200,000	297,398
Bay Area Toll Authority Revenue Bonds, Series 2009 F-2 (California)
6.263%	04/01/2049		400,000	564,076
California State Public Works Board Revenue Bonds, Series 2009 G-2 (California)
8.361%	10/01/2034		400,000	589,676
City of Chicago Illinois Taxable Project General Obligation Bonds, Series B (Illinois)
6.314%	01/01/2044		350,000	371,119
City of Houston Texas Utility System Taxable First Lien Revenue Bonds, Series B (Texas)
3.828%	05/15/2028		400,000	429,172
City of New York General Obligation Bonds, Series 2010 C-1 (New York)
5.517%	10/01/2037		100,000	122,226
City of New York General Obligation Bonds, Series H (New York)
5.846%	06/01/2040		200,000	259,024
County of Cook Illinois General Obligation Bonds, Series 2010 D (Illinois)
6.229%	11/15/2034		400,000	437,792
Dallas Area Rapid Transit Revenue Bonds, Series 2010 B (Texas)
5.022%	12/01/2048		300,000	370,263
Dallas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009 B (Texas)
7.088%	01/01/2042		200,000	268,984
Dallas County Hospital District General Obligation Bonds, Series 2009 C (Texas)
5.621%	08/15/2044		300,000	386,109
Dallas Independent School District General Obligation Bonds, Series 2010 C (Texas)
6.450%	02/15/2035		300,000	359,658
District of Columbia Water and Sewer Authority Public Utility Taxable Senior Lien Revenue Bonds, Series 2014 A (District of Columbia)
4.814%	10/01/2114		755,000	868,907
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series 2013 A (Florida)
2.107%	07/01/2018		200,000	202,058
Los Angeles Unified School District General Obligation Bonds, Series 2009 KRY (California)
5.755%	07/01/2029		200,000	246,724
5.750%	07/01/2034		300,000	378,870
Metropolitan Government of Nashville & Davidson County Authority General Obligation Bonds, Series 2010 B (Tennessee)
5.707%	07/01/2034		300,000	364,215

Coupon Rate	Maturity Date	Face	Value

Metropolitan Transportation Authority Revenue Bonds, Series 2010 B-1 (New York)
6.648%	11/15/2039	$300,000	$407,217
6.548%	11/15/2031	200,000	261,220
Municipal Electric Authority of Georgia Revenue Bonds, Series 2010 A (Georgia)
6.637%	04/01/2057	300,000	398,016
New Jersey Economic Development Authority Revenue Bonds, Series 1997 A (New Jersey)
7.425%	02/15/2029	200,000	255,102
New Jersey State Turnpike Authority Revenue Bonds, Series 2003 B (New Jersey)
4.252%	01/01/2016	25,000	25,000
New Jersey State Turnpike Authority Revenue Bonds, Series 2010 A (New Jersey)
7.102%	01/01/2041	500,000	725,665
New York City Municipal Water Finance Authority Revenue Bonds, Series 2010 GG (New York)
5.724%	06/15/2042	300,000	395,967
New York State Dormitory Authority Revenue Bonds, Series 2010 D (New York)
5.600%	03/15/2040	200,000	254,254
North Texas Tollway Authority Revenue Bonds, Series 2010 B-2 (Texas)
8.910%	02/01/2030	200,000	243,386
Ohio State University General Obligation Bonds, Series 2010 C (Ohio)
4.910%	06/01/2040	300,000	362,547
Oregon General Obligation Bonds (Oregon)
5.762%	06/01/2023	200,000	233,368
Oregon State Department of Transportation Revenue Bonds, Series 2010 A (Oregon)
5.834%	11/15/2034	300,000	389,106
Port Authority of New York & New Jersey Revenue Bonds (New York)
6.040%	12/01/2029	255,000	323,044
4.458%	10/01/2062	200,000	212,486
San Francisco California City & County General Obligation Bonds, Series 2010 DE (California)
6.000%	11/01/2040	200,000	257,478
State of California General Obligation Bonds (California)
7.550%	04/01/2039	500,000	772,095
State of California General Obligation Bonds, Series 2010 (California)
7.625%	03/01/2040	600,000	921,600
State of Connecticut General Obligation Bonds, Series 2008 A (Connecticut)
5.850%	03/15/2032	200,000	252,546
State of Georgia General Obligation Bonds, Series 2009 H (Georgia)
4.503%	11/01/2025	300,000	337,392
State of Illinois General Obligation Bonds (Illinois)
7.350%	07/01/2035	100,000	117,725
5.100%	06/01/2033	500,000	496,845
State of Illinois General Obligation Bonds, Series 2011 (Illinois)
4.961%	03/01/2016	300,000	312,870
State of Texas General Obligation Bonds, Series 2010 A (Texas)
4.681%	04/01/2040	300,000	351,480
State of Utah General Obligation Bonds, Series 2010 B (Utah)
3.539%	07/01/2025	300,000	319,587
University of California Revenue Bonds, Series 2009 R (California)
5.770%	05/15/2043	200,000	257,266

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
University of California Revenue Bonds, Series 2010 H (California)
6.548%	05/15/2048	$300,000	$410,502
University of California Revenue Bonds, Series 2013 AH (California)
1.796%	07/01/2019	300,000	297,732

			16,107,767

Non-U.S. Regional Authority Bonds—0.3%
Hydro-Quebec, Series IO (Canada)
8.050%	07/07/2024	250,000	351,801
Province of Manitoba, Series FH (Canada)
4.900%	12/06/2016	500,000	538,994
Province of Ontario (Canada)
5.450%	04/27/2016	1,000,000	1,063,040
4.950%	11/28/2016	1,000,000	1,076,982
4.400%	04/14/2020	200,000	222,836
2.500%	09/10/2021	400,000	403,637
1.200%	02/14/2018	400,000	396,969
Province of Quebec (Canada)
2.750%	08/25/2021	300,000	306,556
Province of Quebec, Series QO (Canada)
2.875%	10/16/2024	700,000	707,920
Region of Lombardy (Italy)
5.804%	10/25/2032	100,000	109,817

			5,178,552

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $142,244,202)			155,995,527

ASSET-BACKED SECURITIES—0.5%
Automobiles—0.3%
Ally Auto Receivables Trust Series 2012-4, Class A3
0.590%	01/17/2017	201,052	201,048
AmeriCredit Automobile Receivables Trust Series 2013-5, Class A3
0.900%	09/10/2018	500,000	499,964
Capital Auto Receivables Asset Trust Series 2013-4, Class A3
1.090%	03/20/2018	480,000	480,117
CarMax Auto Owner Trust Series 2014-1, Class A3
0.790%	10/15/2018	250,000	249,344
CarMax Auto Owner Trust Series 2013-2, Class A4
0.840%	11/15/2018	575,000	570,350
Ford Credit Auto Owner Trust Series 2013-C, Class A4
1.250%	10/15/2018	500,000	502,482
Ford Credit Auto Owner Trust Series 2012-A, Class A4
1.150%	06/15/2017	500,000	501,620
Honda Auto Receivables Owner Trust Series 2013-4, Class A4
1.040%	02/18/2020	300,000	300,254
Nissan Auto Receivables Owner Trust Series 2012-A, Class A4
1.000%	07/16/2018	450,000	451,435

Coupon Rate	Maturity Date		Face	Value

Santander Drive Auto Receivables Trust Series 2014-1, Class A3
0.870%	01/16/2018		$500,000	$500,259

				4,256,873

Credit Card—0.2%
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.750%	07/15/2020		1,500,000	1,669,808
Chase Issuance Trust Series 2012-A8, Class A8
0.540%	10/16/2017		200,000	199,934
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
1.020%	02/22/2019		1,000,000	996,629
Citibank Credit Card Issuance Trust Series 2014-A1, Class A1
2.880%	01/23/2023		500,000	513,515

				3,379,886

Other—0.0%
CenterPoint Energy Restoration Bond Co. LLC Series 2009-1, Class A2
3.460%	08/15/2019		400,000	417,372

TOTAL ASSET-BACKED SECURITIES
(Cost $8,100,353)				8,054,131

			Shares	Value
MONEY MARKET FUNDS—8.1%
Institutional Money Market Funds—8.1%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	3,200,000	3,200,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%			¥114,399,208	114,399,208
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		††¥	4,293,090	4,293,090
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%		††¥	5,200,000	5,200,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%		††¥	3,200,000	3,200,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%		††¥	3,200,000	3,200,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Core Bond Index Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	3,200,000	$3,200,000

TOTAL MONEY MARKET FUNDS
(Cost $136,692,298)			136,692,298

TOTAL INVESTMENTS—107.5%
(Cost $1,765,102,136)			1,811,504,152
Other assets less liabilities—(7.5%)			(126,695,217)

NET ASSETS—100.0%			$1,684,808,935

Notes to the Schedule of Investments:

MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Security is subject to delayed delivery.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $3,053,200, which represents 0.2% of Net Assets. The illiquid 144A securities represented 0.2% of Net Assets, and 100.0% of total 144A securities held.
#	Rate is subject to change. Rate shown reflects current rate.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint 500 Stock Index Fund	Shares	Value
COMMON STOCKS—97.0%
Aerospace & Defense—2.6%
Boeing Co. (The)	30,075	$3,909,149
General Dynamics Corp.	14,295	1,967,278
Honeywell International, Inc.	35,132	3,510,389
L-3 Communications Holdings, Inc.	3,987	503,199
Lockheed Martin Corp.	12,130	2,335,874
Northrop Grumman Corp.	9,121	1,344,344
Precision Castparts Corp.	6,315	1,521,157
Raytheon Co.	13,847	1,497,830
Rockwell Collins, Inc.	6,041	510,344
Textron, Inc.	12,052	507,510
United Technologies Corp.	38,176	4,390,240

		21,997,314

Air Freight & Logistics—0.8%
C.H. Robinson Worldwide, Inc.	6,539	489,706
Expeditors International of Washington, Inc.	8,397	374,590
FedEx Corp.	11,787	2,046,930
United Parcel Service, Inc., Class B	31,582	3,510,971

		6,422,197

Airlines—0.4%
Delta Air Lines, Inc.	38,010	1,869,712
Southwest Airlines Co.	31,091	1,315,771

		3,185,483

Auto Components—0.4%
BorgWarner, Inc.	10,090	554,446
Delphi Automotive plc (United Kingdom)	13,314	968,194
Goodyear Tire & Rubber Co. (The)	12,590	359,696
Johnson Controls, Inc.	30,043	1,452,279

		3,334,615

Automobiles—0.6%
Ford Motor Co.	174,281	2,701,356
General Motors Co.	60,648	2,117,222
Harley-Davidson, Inc.	9,641	635,438

		5,454,016

Banks—5.9%
Bank of America Corp.	473,066	8,463,151
BB&T Corp.	31,739	1,234,330
Citigroup, Inc.	135,895	7,353,278
Comerica, Inc.	8,172	382,776
Fifth Third Bancorp	37,255	759,071
Huntington Bancshares, Inc./Ohio	36,332	382,213
JPMorgan Chase & Co.	168,527	10,546,420
KeyCorp	39,227	545,255
M&T Bank Corp.	5,870	737,389
PNC Financial Services Group, Inc. (The)	23,865	2,177,204
Regions Financial Corp.	60,882	642,914
SunTrust Banks, Inc.	23,570	987,583
U.S. Bancorp/Minnesota	80,896	3,636,275
Wells Fargo & Co.	212,834	11,667,560
Zions Bancorporation	9,087	259,070

		49,774,489

		Shares	Value
Beverages—2.1%
Brown-Forman Corp., Class B		7,242	$636,137
Coca-Cola Co. (The)		176,908	7,469,056
Coca-Cola Enterprises, Inc.		9,772	432,118
Constellation Brands, Inc., Class A	*	7,423	728,716
Dr. Pepper Snapple Group, Inc.		8,707	624,118
Molson Coors Brewing Co., Class B		7,119	530,508
Monster Beverage Corp.	*	6,427	696,365
PepsiCo, Inc.		67,549	6,387,433

			17,504,451

Biotechnology—2.8%
Alexion Pharmaceuticals, Inc.	*	8,805	1,629,189
Amgen, Inc.		34,071	5,427,169
Biogen Idec, Inc.	*	10,601	3,598,509
Celgene Corp.	*	35,895	4,015,215
Gilead Sciences, Inc.	*	67,757	6,386,775
Regeneron Pharmaceuticals, Inc.	*	3,328	1,365,312
Vertex Pharmaceuticals, Inc.	*	10,817	1,285,060

			23,707,229

Building Products—0.1%
Allegion plc (Ireland)		4,534	251,456
Masco Corp.		16,108	405,921

			657,377

Capital Markets—2.2%
Affiliated Managers Group, Inc.	*	2,381	505,344
Ameriprise Financial, Inc.		8,497	1,123,728
Bank of New York Mellon Corp. (The)		50,913	2,065,540
BlackRock, Inc.		5,676	2,029,511
Charles Schwab Corp. (The)		51,121	1,543,343
E*TRADE Financial Corp.	*	12,713	308,354
Franklin Resources, Inc.		17,155	949,872
Goldman Sachs Group, Inc. (The)		18,395	3,565,503
Invesco Ltd.		19,785	781,903
Legg Mason, Inc.		4,920	262,580
Morgan Stanley		68,834	2,670,759
Northern Trust Corp.		9,866	664,968
State Street Corp.		19,098	1,499,193
T. Rowe Price Group, Inc.		11,675	1,002,416

			18,973,014

Chemicals—2.3%
Air Products & Chemicals, Inc.		8,655	1,248,311
Airgas, Inc.		2,950	339,781
CF Industries Holdings, Inc.		2,225	606,401
Dow Chemical Co. (The)		50,448	2,300,933
E.I. Du Pont de Nemours & Co.		41,109	3,039,599
Eastman Chemical Co.		6,446	488,994
Ecolab, Inc.		12,159	1,270,859
FMC Corp.		5,665	323,075
International Flavors & Fragrances, Inc.		3,471	351,821
LyondellBasell Industries NV, Class A		19,140	1,519,525
Monsanto Co.		21,676	2,589,632
Mosaic Co. (The)		14,205	648,458
PPG Industries, Inc.		6,157	1,423,190
Praxair, Inc.		12,984	1,682,207

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Sherwin-Williams Co. (The)		3,781	$994,554
Sigma-Aldrich Corp.		5,294	726,707

			19,554,047

Commercial Services & Supplies—0.4%
ADT Corp. (The)	†	7,993	289,586
Cintas Corp.		4,324	339,174
Pitney Bowes, Inc.		8,353	203,563
Republic Services, Inc.		11,223	451,726
Stericycle, Inc.	*	3,845	504,003
Tyco International plc		19,238	843,779
Waste Management, Inc.		19,698	1,010,901

			3,642,732

Communications Equipment—1.6%
Cisco Systems, Inc.		230,021	6,398,034
F5 Networks, Inc.	*	3,308	431,578
Harris Corp.		4,662	334,825
Juniper Networks, Inc.		17,478	390,109
Motorola Solutions, Inc.		9,711	651,414
QUALCOMM, Inc.		75,151	5,585,974

			13,791,934

Construction & Engineering—0.1%
Fluor Corp.		6,837	414,527
Jacobs Engineering Group, Inc.	*	6,139	274,352
Quanta Services, Inc.	*	10,231	290,458

			979,337

Construction Materials—0.1%
Martin Marietta Materials, Inc.		2,754	303,821
Vulcan Materials Co.		5,982	393,197

			697,018

Consumer Finance—0.9%
American Express Co.		40,402	3,759,002
Capital One Financial Corp.		25,250	2,084,387
Discover Financial Services		20,594	1,348,701
Navient Corp.		19,211	415,150

			7,607,240

Containers & Packaging—0.2%
Avery Dennison Corp.		3,999	207,468
Ball Corp.		6,090	415,155
MeadWestvaco Corp.		7,080	314,281
Owens-Illinois, Inc.	*	7,698	207,769
Sealed Air Corp.		10,120	429,392

			1,574,065

Distributors—0.1%
Genuine Parts Co.		6,932	738,743

Diversified Consumer Services—0.1%
H&R Block, Inc.		11,970	403,150

Diversified Financial Services—2.0%
Berkshire Hathaway, Inc., Class B	*	82,029	12,316,654
CME Group, Inc.		14,111	1,250,940
Intercontinental Exchange, Inc.		4,996	1,095,573
Leucadia National Corp.		13,569	304,217
McGraw Hill Financial, Inc.		12,209	1,086,357
Moody’s Corp.		8,463	810,840

		Shares	Value
NASDAQ OMX Group, Inc. (The)		4,950	$237,402

			17,101,983

Diversified Telecommunication Services—2.2%
AT&T, Inc.		232,409	7,806,618
CenturyLink, Inc.		25,530	1,010,477
Frontier Communications Corp.	†	45,836	305,726
Level 3 Communications, Inc.	*	12,438	614,189
Verizon Communications, Inc.		186,667	8,732,282
Windstream Holdings, Inc.	†	29,006	239,010

			18,708,302

Electric Utilities—1.8%
American Electric Power Co., Inc.		21,566	1,309,487
Duke Energy Corp.		31,779	2,654,818
Edison International		14,652	959,413
Entergy Corp.		7,928	693,541
Exelon Corp.		37,869	1,404,182
FirstEnergy Corp.		18,748	730,985
NextEra Energy, Inc.		19,375	2,059,369
Northeast Utilities		14,099	754,578
Pepco Holdings, Inc.		10,712	288,474
Pinnacle West Capital Corp.		5,296	361,770
PPL Corp.		29,746	1,080,672
Southern Co. (The)		40,298	1,979,035
Xcel Energy, Inc.		22,506	808,416

			15,084,740

Electrical Equipment—0.5%
AMETEK, Inc.		10,580	556,826
Eaton Corp. plc		21,457	1,458,218
Emerson Electric Co.		30,977	1,912,210
Rockwell Automation, Inc.		6,076	675,651

			4,602,905

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A		14,359	772,658
Corning, Inc.		58,405	1,339,227
FLIR Systems, Inc.		5,910	190,952
TE Connectivity Ltd. (Switzerland)		18,400	1,163,800

			3,466,637

Energy Equipment & Services—1.3%
Baker Hughes, Inc.		19,679	1,103,402
Cameron International Corp.	*	9,047	451,898
Diamond Offshore Drilling, Inc.	†	2,601	95,483
Ensco plc, Class A (United Kingdom)		10,832	324,418
FMC Technologies, Inc.	*	10,487	491,211
Halliburton Co.		38,251	1,504,412
Helmerich & Payne, Inc.		4,810	324,290
Nabors Industries Ltd. (Bermuda)		13,342	173,179
National Oilwell Varco, Inc.		19,164	1,255,817
Noble Corp. plc (United Kingdom)	†	10,716	177,564
Schlumberger Ltd.		58,130	4,964,883
Transocean Ltd. (Switzerland)	†	14,675	268,993

			11,135,550

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Food & Staples Retailing—2.4%
Costco Wholesale Corp.		19,695	$2,791,766
CVS Health Corp.		51,958	5,004,075
Kroger Co. (The)		21,842	1,402,475
Safeway, Inc.		10,537	370,060
Sysco Corp.		26,017	1,032,615
Walgreens Boots Alliance, Inc.		39,549	3,013,634
Wal-Mart Stores, Inc.		70,807	6,080,905
Whole Foods Market, Inc.		15,815	797,392

			20,492,922

Food Products—1.6%
Archer-Daniels-Midland Co.		28,954	1,505,608
Campbell Soup Co.		8,293	364,892
ConAgra Foods, Inc.		19,367	702,635
General Mills, Inc.		27,609	1,472,388
Hershey Co. (The)		6,427	667,958
Hormel Foods Corp.		6,305	328,490
J.M. Smucker Co. (The)		4,618	466,326
Kellogg Co.		11,193	732,470
Keurig Green Mountain, Inc.		5,398	714,668
Kraft Foods Group, Inc.		26,760	1,676,781
McCormick & Co., Inc. (Non-Voting Shares)		5,872	436,290
Mead Johnson Nutrition Co.		8,791	883,847
Mondelez International, Inc., Class A		75,753	2,751,728
Tyson Foods, Inc., Class A		12,734	510,506

			13,214,587

Gas Utilities—0.0%
AGL Resources, Inc.		5,266	287,050

Health Care Equipment & Supplies—2.2%
Abbott Laboratories		67,539	3,040,606
Baxter International, Inc.		24,075	1,764,457
Becton Dickinson and Co.		8,677	1,207,491
Boston Scientific Corp.	*	58,037	768,990
C.R. Bard, Inc.		3,276	545,847
CareFusion Corp.	*	9,233	547,886
Covidien plc (Ireland)		20,364	2,082,830
DENTSPLY International, Inc.		6,062	322,923
Edwards Lifesciences Corp.	*	4,753	605,437
Intuitive Surgical, Inc.	*	1,586	838,899
Medtronic, Inc.		43,997	3,176,583
St. Jude Medical, Inc.		12,857	836,091
Stryker Corp.		13,205	1,245,628
Varian Medical Systems, Inc.	*	4,684	405,213
Zimmer Holdings, Inc.		7,360	834,771

			18,223,652

Health Care Providers & Services—2.2%
Aetna, Inc.		15,831	1,406,268
AmerisourceBergen Corp.		9,743	878,429
Anthem, Inc.		12,358	1,553,030
Cardinal Health, Inc.		15,218	1,228,549
Cigna Corp.		11,932	1,227,922
DaVita HealthCare Partners, Inc.	*	7,364	557,750
Express Scripts Holding Co.	*	33,161	2,807,742
Humana, Inc.		6,729	966,486
Laboratory Corp. of America Holdings	*	3,704	399,662

		Shares	Value
McKesson Corp.		10,416	$2,162,153
Patterson Cos., Inc.		4,379	210,630
Quest Diagnostics, Inc.		6,812	456,813
Tenet Healthcare Corp.	*	4,393	222,593
UnitedHealth Group, Inc.		43,303	4,377,500
Universal Health Services, Inc., Class B		4,097	455,832

			18,911,359

Health Care Technology—0.1%
Cerner Corp.	*	13,658	883,126

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.		20,537	930,942
Chipotle Mexican Grill, Inc.	*	1,351	924,773
Darden Restaurants, Inc.		5,759	337,650
Marriott International, Inc., Class A		9,726	758,920
McDonald’s Corp.		44,056	4,128,047
Royal Caribbean Cruises Ltd.		7,460	614,928
Starbucks Corp.		33,658	2,761,639
Starwood Hotels & Resorts Worldwide, Inc.		8,482	687,636
Wyndham Worldwide Corp.		5,531	474,338
Wynn Resorts Ltd.		3,701	550,561
Yum! Brands, Inc.		19,818	1,443,741

			13,613,175

Household Durables—0.4%
D.R. Horton, Inc.		14,270	360,888
Garmin Ltd. (Switzerland)	†	5,229	276,248
Harman International Industries, Inc.		2,920	311,593
Leggett & Platt, Inc.		5,867	249,993
Lennar Corp., Class A		8,455	378,869
Mohawk Industries, Inc.	*	2,930	455,205
Newell Rubbermaid, Inc.		12,870	490,218
PulteGroup, Inc.		15,680	336,493
Whirlpool Corp.		3,550	687,777

			3,547,284

Household Products—1.9%
Clorox Co. (The)		5,528	576,073
Colgate-Palmolive Co.		38,577	2,669,142
Kimberly-Clark Corp.		16,826	1,944,076
Procter & Gamble Co. (The)		121,310	11,050,128

			16,239,419

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)		30,892	425,383
NRG Energy, Inc.		14,558	392,338

			817,721

Industrial Conglomerates—2.3%
3M Co.		28,901	4,749,012
Danaher Corp.		27,413	2,349,568
General Electric Co.		451,727	11,415,141
Roper Industries, Inc.		4,584	716,709

			19,230,430

Insurance—2.7%
ACE Ltd. (Switzerland)		15,100	1,734,688
Aflac, Inc.		20,235	1,236,156
Allstate Corp. (The)		19,118	1,343,040

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
American International Group, Inc.		63,299	$3,545,377
Aon plc (United Kingdom)		13,136	1,245,687
Assurant, Inc.		3,483	238,342
Chubb Corp. (The)		10,767	1,114,062
Cincinnati Financial Corp.		6,709	347,727
Genworth Financial, Inc., Class A	*	22,646	192,491
Hartford Financial Services Group, Inc. (The)		19,719	822,085
Lincoln National Corp.		11,352	654,670
Loews Corp.		13,163	553,109
Marsh & McLennan Cos., Inc.		24,327	1,392,478
MetLife, Inc.		50,538	2,733,600
Principal Financial Group, Inc.		11,773	611,490
Progressive Corp. (The)		23,461	633,212
Prudential Financial, Inc.		20,707	1,873,155
Torchmark Corp.		5,526	299,343
Travelers Cos., Inc. (The)		15,099	1,598,229
Unum Group		10,956	382,145
XL Group plc (Ireland)		12,519	430,278

			22,981,364

Internet & Catalog Retail—1.1%
Amazon.com, Inc.	*	16,989	5,272,536
Expedia, Inc.		4,381	373,962
Netflix, Inc.	*	2,651	905,608
Priceline Group, Inc. (The)	*	2,356	2,686,335
TripAdvisor, Inc.	*	4,946	369,269

			9,607,710

Internet Software & Services—3.1%
Akamai Technologies, Inc.	*	8,165	514,068
eBay, Inc.	*	50,755	2,848,371
Facebook, Inc., Class A	*	94,052	7,337,937
Google, Inc., Class A	*	12,822	6,804,123
Google, Inc., Class C	*	12,810	6,743,184
VeriSign, Inc.	*	5,252	299,364
Yahoo!, Inc.	*	40,083	2,024,592

			26,571,639

IT Services—3.2%
Accenture plc, Class A (Ireland)		28,379	2,534,528
Alliance Data Systems Corp.	*	2,872	821,536
Automatic Data Processing, Inc.		21,391	1,783,368
Cognizant Technology Solutions Corp., Class A	*	26,814	1,412,025
Computer Sciences Corp.		6,856	432,271
Fidelity National Information Services, Inc.		12,624	785,213
Fiserv, Inc.	*	11,244	797,987
International Business Machines Corp.		41,580	6,671,095
MasterCard, Inc., Class A		44,190	3,807,410
Paychex, Inc.		14,576	672,974
Teradata Corp.	*	6,931	302,746
Total System Services, Inc.		7,743	262,952
Visa, Inc., Class A		22,081	5,789,638
Western Union Co. (The)		24,633	441,177
Xerox Corp.		49,729	689,244

			27,204,164

		Shares	Value
Leisure Products—0.1%
Hasbro, Inc.		5,019	$275,995
Mattel, Inc.		15,631	483,701

			759,696

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.		15,223	623,230
PerkinElmer, Inc.		4,719	206,362
Thermo Fisher Scientific, Inc.		17,942	2,247,953
Waters Corp.	*	3,616	407,595

			3,485,140

Machinery—1.5%
Caterpillar, Inc.		27,525	2,519,363
Cummins, Inc.		7,558	1,089,637
Deere & Co.		15,970	1,412,866
Dover Corp.		7,429	532,808
Flowserve Corp.		5,934	355,031
Illinois Tool Works, Inc.		16,251	1,538,970
Ingersoll-Rand plc		12,100	767,019
Joy Global, Inc.		4,307	200,362
PACCAR, Inc.		15,902	1,081,495
Pall Corp.		4,797	485,504
Parker-Hannifin Corp.		6,807	877,763
Pentair plc (United Kingdom)		8,605	571,544
Snap-on, Inc.		2,577	352,379
Stanley Black & Decker, Inc.		6,889	661,895
Xylem, Inc.		8,394	319,559

			12,766,195

Media—3.5%
Cablevision Systems Corp., Class A	†	8,790	181,426
CBS Corp. (Non-Voting Shares), Class B		21,384	1,183,391
Comcast Corp., Class A		116,033	6,731,074
DIRECTV	*	22,592	1,958,727
Discovery Communications, Inc., Class A	*	6,563	226,095
Discovery Communications, Inc., Class C	*	12,268	413,677
Gannett Co., Inc.		9,971	318,374
Interpublic Group of Cos., Inc. (The)		18,556	385,408
News Corp., Class A	*	21,193	332,518
Omnicom Group, Inc.		11,062	856,973
Scripps Networks Interactive, Inc., Class A		4,568	343,833
Time Warner Cable, Inc.		12,616	1,918,389
Time Warner, Inc.		37,920	3,239,126
Twenty-First Century Fox, Inc., Class A		83,769	3,217,149
Viacom, Inc., Class B		16,638	1,252,010
Walt Disney Co. (The)		70,365	6,627,679

			29,185,849

Metals & Mining—0.4%
Alcoa, Inc.		50,983	805,022
Allegheny Technologies, Inc.		4,648	161,611
Freeport-McMoRan, Inc.		46,268	1,080,820
Newmont Mining Corp.		22,707	429,162
Nucor Corp.		14,375	705,094

			3,181,709

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Multiline Retail—0.7%
Dollar General Corp.	*	13,799	$975,589
Dollar Tree, Inc.	*	9,462	665,935
Family Dollar Stores, Inc.		4,218	334,108
Kohl’s Corp.		9,419	574,936
Macy’s, Inc.		16,040	1,054,630
Nordstrom, Inc.		6,284	498,887
Target Corp.		28,649	2,174,746

			6,278,831

Multi-Utilities—1.2%
Ameren Corp.		10,303	475,277
CenterPoint Energy, Inc.		19,294	452,059
CMS Energy Corp.		12,784	444,244
Consolidated Edison, Inc.		13,168	869,220
Dominion Resources, Inc.		25,877	1,989,941
DTE Energy Co.		7,822	675,586
Integrys Energy Group, Inc.		3,717	289,369
NiSource, Inc.		13,957	592,056
PG&E Corp.		20,917	1,113,621
Public Service Enterprise Group, Inc.		22,486	931,145
SCANA Corp.		6,213	375,265
Sempra Energy		10,208	1,136,763
TECO Energy, Inc.		10,453	214,182
Wisconsin Energy Corp.		9,791	516,377

			10,075,105

Oil, Gas & Consumable Fuels—6.9%
Anadarko Petroleum Corp.		22,754	1,877,205
Apache Corp.		17,250	1,081,057
Cabot Oil & Gas Corp.		18,622	551,397
Chesapeake Energy Corp.		22,343	437,252
Chevron Corp.		85,083	9,544,611
Cimarex Energy Co.		3,735	395,910
ConocoPhillips		55,176	3,810,455
CONSOL Energy, Inc.		10,735	362,950
Denbury Resources, Inc.		14,852	120,747
Devon Energy Corp.		16,964	1,038,366
EOG Resources, Inc.		24,608	2,265,659
EQT Corp.		6,956	526,569
Exxon Mobil Corp.		190,643	17,624,945
Hess Corp.		11,846	874,472
Kinder Morgan, Inc.		75,877	3,210,356
Marathon Oil Corp.		29,406	831,896
Marathon Petroleum Corp.		12,683	1,144,768
Murphy Oil Corp.		7,524	380,112
Newfield Exploration Co.	*	6,284	170,422
Noble Energy, Inc.		15,902	754,232
Occidental Petroleum Corp.		35,005	2,821,753
ONEOK, Inc.		8,897	442,982
Phillips 66		25,149	1,803,183
Pioneer Natural Resources Co.		6,696	996,700
QEP Resources, Inc.		7,210	145,786
Range Resources Corp.		7,553	403,708
Southwestern Energy Co.	*	16,264	443,845
Spectra Energy Corp.		30,320	1,100,616
Tesoro Corp.		5,542	412,048
Valero Energy Corp.		23,875	1,181,812
Williams Cos., Inc. (The)		29,918	1,344,515

			58,100,329

Paper & Forest Products—0.1%
International Paper Co.		19,396	1,039,238

		Shares	Value
Personal Products—0.1%
Avon Products, Inc.		21,240	$199,443
Estee Lauder Cos., Inc. (The), Class A		9,753	743,179

			942,622

Pharmaceuticals—6.1%
AbbVie, Inc.		71,424	4,673,987
Actavis plc	*	11,871	3,055,714
Allergan, Inc.		13,356	2,839,352
Bristol-Myers Squibb Co.		74,397	4,391,655
Eli Lilly & Co.		44,162	3,046,736
Hospira, Inc.	*	7,277	445,716
Johnson & Johnson		126,043	13,180,317
Mallinckrodt plc	*	5,235	518,422
Merck & Co., Inc.		128,561	7,300,979
Mylan, Inc.	*	16,365	922,495
Perrigo Co. plc (Ireland)		6,329	1,057,956
Pfizer, Inc.		284,163	8,851,677
Zoetis, Inc.		22,293	959,268

			51,244,274

Professional Services—0.2%
Dun & Bradstreet Corp. (The)		1,805	218,333
Equifax, Inc.		5,195	420,120
Nielsen NV		13,983	625,459
Robert Half International, Inc.		6,337	369,954

			1,633,866

Real Estate Investment Trusts (REITs)—2.3%
American Tower Corp. REIT		17,609	1,740,650
Apartment Investment & Management Co., Class A REIT		6,058	225,055
AvalonBay Communities, Inc. REIT		5,833	953,054
Boston Properties, Inc. REIT		6,963	896,068
Crown Castle International Corp. REIT		14,728	1,159,094
Equity Residential REIT		16,039	1,152,242
Essex Property Trust, Inc. REIT		2,842	587,157
General Growth Properties, Inc. REIT		28,035	788,624
HCP, Inc. REIT		20,653	909,352
Health Care REIT, Inc. REIT		14,386	1,088,589
Host Hotels & Resorts, Inc. REIT		34,116	810,937
Iron Mountain, Inc. REIT		9,032	349,177
Kimco Realty Corp. REIT		19,294	485,051
Macerich Co. (The) REIT		6,329	527,902
Plum Creek Timber Co., Inc. REIT		8,064	345,059
Prologis, Inc. REIT		22,228	956,471
Public Storage REIT		6,479	1,197,643
Simon Property Group, Inc. REIT		13,966	2,543,348
Ventas, Inc. REIT		13,236	949,021
Vornado Realty Trust REIT		7,938	934,382
Weyerhaeuser Co. REIT		23,486	842,912

			19,441,788

Real Estate Management & Development—0.1%
CBRE Group, Inc., Class A	*	12,155	416,309

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Road & Rail—1.0%
CSX Corp.		45,022	$1,631,147
Kansas City Southern		4,886	596,239
Norfolk Southern Corp.		13,917	1,525,442
Ryder System, Inc.	†	2,592	240,667
Union Pacific Corp.		40,259	4,796,055

			8,789,550

Semiconductors & Semiconductor Equipment—2.4%
Altera Corp.		13,846	511,471
Analog Devices, Inc.		13,791	765,676
Applied Materials, Inc.		53,753	1,339,525
Avago Technologies Ltd. (Singapore)		11,373	1,144,010
Broadcom Corp., Class A		23,733	1,028,351
First Solar, Inc.	*	3,015	134,454
Intel Corp.		218,278	7,921,309
KLA-Tencor Corp.		7,530	529,510
Lam Research Corp.		7,010	556,173
Linear Technology Corp.		10,544	480,806
Microchip Technology, Inc.		8,706	392,728
Micron Technology, Inc.	*	48,277	1,690,178
NVIDIA Corp.		22,818	457,501
Texas Instruments, Inc.		48,003	2,566,480
Xilinx, Inc.		11,628	503,376

			20,021,548

Software—3.7%
Adobe Systems, Inc.	*	21,309	1,549,164
Autodesk, Inc.	*	10,345	621,321
CA, Inc.		13,457	409,766
Citrix Systems, Inc.	*	7,088	452,214
Electronic Arts, Inc.	*	14,287	671,703
Intuit, Inc.		12,536	1,155,694
Microsoft Corp.		370,788	17,223,103
Oracle Corp.		145,816	6,557,346
Red Hat, Inc.	*	8,148	563,353
salesforce.com, Inc.	*	26,388	1,565,072
Symantec Corp.		31,161	799,435

			31,568,171

Specialty Retail—2.4%
AutoNation, Inc.	*	3,210	193,916
AutoZone, Inc.	*	1,424	881,613
Bed Bath & Beyond, Inc.	*	8,633	657,576
Best Buy Co., Inc.		13,455	524,476
CarMax, Inc.	*	9,485	631,511
GameStop Corp., Class A	†	5,556	187,793
Gap, Inc. (The)		12,315	518,585
Home Depot, Inc. (The)		59,567	6,252,748
L Brands, Inc.		11,187	968,235
Lowe’s Cos., Inc.		43,946	3,023,485
O’Reilly Automotive, Inc.	*	4,550	876,421
PetSmart, Inc.		4,570	371,518
Ross Stores, Inc.		9,591	904,048
Staples, Inc.		29,425	533,181
Tiffany & Co.		5,040	538,574
TJX Cos., Inc. (The)		31,173	2,137,844
Tractor Supply Co.		6,281	495,068
Urban Outfitters, Inc.	*	5,103	179,268

			19,875,860

			Shares	Value
Technology Hardware, Storage & Peripherals—4.6%
Apple, Inc.			264,087	$29,149,923
EMC Corp.			91,154	2,710,920
Hewlett-Packard Co.			83,814	3,363,456
NetApp, Inc.			13,778	571,098
SanDisk Corp.			10,196	999,004
Seagate Technology plc			14,919	992,113
Western Digital Corp.			9,728	1,076,890

				38,863,404

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.			11,894	446,739
Fossil Group, Inc.		*	1,945	215,389
Michael Kors Holdings Ltd. (Hong Kong)		*	9,403	706,165
NIKE, Inc., Class B			31,590	3,037,378
PVH Corp.			3,575	458,208
Ralph Lauren Corp.			2,810	520,300
Under Armour, Inc., Class A		*	7,670	520,793
V.F. Corp.			15,240	1,141,476

				7,046,448

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.			22,669	229,411
People’s United Financial, Inc.			15,146	229,916

				459,327

Tobacco—1.4%
Altria Group, Inc.			88,988	4,384,439
Lorillard, Inc.			15,968	1,005,026
Philip Morris International, Inc.			70,032	5,704,107
Reynolds American, Inc.			13,857	890,589

				11,984,161

Trading Companies & Distributors—0.2%
Fastenal Co.		†	11,786	560,542
United Rentals, Inc.		*	4,302	438,847
W.W. Grainger, Inc.			2,791	711,398

				1,710,787

TOTAL COMMON STOCKS
(Cost $486,675,613)				820,794,377

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.025%	03/12/2015	‡‡
(Cost $1,164,945)			$1,165,000	1,164,956

			Shares	Value
MONEY MARKET FUNDS—3.1%
Institutional Money Market Funds—3.1%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	400,000	400,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint 500 Stock Index Fund		Shares	Value
MONEY MARKET FUNDS—(Continued)
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥23,545,418	$23,545,418
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	258,787	258,787
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	400,000	400,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	400,000	400,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	400,000	400,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	400,000	400,000

TOTAL MONEY MARKET FUNDS
(Cost $25,804,205)			25,804,205

TOTAL INVESTMENTS—100.2%
(Cost $513,644,763)			847,763,538
Other assets less liabilities—(0.2%)			(1,682,744)

NET ASSETS—100.0%			$846,080,794

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—97.5%
Aerospace & Defense—2.5%
AAR Corp.		1,489	$41,364
Alliant Techsystems, Inc.		1,550	180,188
American Science & Engineering, Inc.		435	22,577
B/E Aerospace, Inc.	*	4,159	241,305
Boeing Co. (The)		27,932	3,630,601
Cubic Corp.		476	25,057
Curtiss-Wright Corp.		2,112	149,086
DigitalGlobe, Inc.	*	3,780	117,067
Engility Holdings, Inc.	*	622	26,622
Esterline Technologies Corp.	*	1,049	115,054
Exelis, Inc.		4,977	87,247
GenCorp, Inc.	*†	1,629	29,811
General Dynamics Corp.		11,394	1,568,042
HEICO Corp.		3,163	191,045
Hexcel Corp.	*	4,757	197,368
Honeywell International, Inc.		29,592	2,956,833
Huntington Ingalls Industries, Inc.		1,577	177,349
KLX, Inc.	*	2,080	85,779
Kratos Defense & Security Solutions, Inc.	*	832	4,177
L-3 Communications Holdings, Inc.		2,864	361,465
Lockheed Martin Corp.		9,739	1,875,439
Moog, Inc., Class A	*	1,446	107,047
National Presto Industries, Inc.	†	535	31,051
Northrop Grumman Corp.		7,805	1,150,379
Orbital Sciences Corp.	*	2,123	57,088
Precision Castparts Corp.		5,732	1,380,724
Raytheon Co.		12,251	1,325,191
Rockwell Collins, Inc.		5,705	481,958
Spirit AeroSystems Holdings, Inc., Class A	*	7,021	302,184
TASER International, Inc.	*†	2,292	60,692
Teledyne Technologies, Inc.	*	1,228	126,165
Textron, Inc.		12,237	515,300
TransDigm Group, Inc.		2,305	452,587
Triumph Group, Inc.		1,644	110,510
United Technologies Corp.		34,141	3,926,215
Vectrus, Inc.	*	276	7,562

			22,118,129

Air Freight & Logistics—0.7%
Atlas Air Worldwide Holdings, Inc.	*	600	29,580
C.H. Robinson Worldwide, Inc.		6,357	476,076
Expeditors International of Washington, Inc.		7,178	320,211
FedEx Corp.		11,554	2,006,468
Forward Air Corp.		1,431	72,079
Hub Group, Inc., Class A	*	2,400	91,392
United Parcel Service, Inc., Class B		27,224	3,026,492
UTi Worldwide, Inc.	*	2,208	26,650
XPO Logistics, Inc.	*†	1,665	68,065

			6,117,013

Airlines—0.7%
Alaska Air Group, Inc.		5,372	321,031
American Airlines Group, Inc.		25,921	1,390,143

		Shares	Value
Copa Holdings SA, Class A (Panama)	†	1,841	$190,801
Delta Air Lines, Inc.		32,014	1,574,769
JetBlue Airways Corp.	*†	6,414	101,726
SkyWest, Inc.		2,390	31,739
Southwest Airlines Co.		26,758	1,132,399
Spirit Airlines, Inc.	*	3,308	250,019
United Continental Holdings, Inc.	*	13,242	885,757

			5,878,384

Auto Components—0.4%
American Axle & Manufacturing Holdings, Inc.	*	2,113	47,733
BorgWarner, Inc.		8,218	451,579
Cooper Tire & Rubber Co.		3,066	106,237
Dana Holding Corp.		5,645	122,722
Drew Industries, Inc.	*	2,207	112,711
Fuel Systems Solutions, Inc.	*†	769	8,413
Gentex Corp.		6,594	238,241
Gentherm, Inc.	*	2,107	77,158
Goodyear Tire & Rubber Co. (The)		7,281	208,018
Johnson Controls, Inc.		24,673	1,192,693
Lear Corp.		3,353	328,862
Modine Manufacturing Co.	*	1,208	16,429
Motorcar Parts of America, Inc.	*	1,792	55,713
Shiloh Industries, Inc.	*	1,441	22,667
Superior Industries International, Inc.		1,102	21,809
Tenneco, Inc.	*	1,600	90,576
TRW Automotive Holdings Corp.	*	3,548	364,912
Visteon Corp.	*	2,509	268,112

			3,734,585

Automobiles—0.6%
Ford Motor Co.		148,004	2,294,062
General Motors Co.		58,382	2,038,116
Harley-Davidson, Inc.		7,622	502,366
Tesla Motors, Inc.	*†	3,468	771,318
Thor Industries, Inc.		1,221	68,217
Winnebago Industries, Inc.		1,432	31,160

			5,705,239

Banks—5.6%
1st Source Corp.		1,180	40,486
Associated Banc-Corp		5,110	95,199
BancFirst Corp.		642	40,696
BancorpSouth, Inc.		3,611	81,284
Bank of America Corp.		399,758	7,151,671
Bank of Hawaii Corp.		1,898	112,570
Bank of the Ozarks, Inc.		1,248	47,324
BankUnited, Inc.		4,777	138,390
BB&T Corp.		26,530	1,031,752
BBCN Bancorp, Inc./California		7,132	102,558
BOK Financial Corp.		801	48,092
Boston Private Financial Holdings, Inc.		1,297	17,471
Bridge Bancorp, Inc.		3,091	82,684
Bryn Mawr Bank Corp.		1,058	33,115
Capital City Bank Group, Inc.		1,113	17,296
Cardinal Financial Corp.		1,142	22,646

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Cascade Bancorp	*	219	$1,137
Cathay General Bancorp		2,082	53,278
Catskill Litigation Trust	*‡d	582	—
Central Pacific Financial Corp.		103	2,214
Chemical Financial Corp.		1,552	47,553
CIT Group, Inc.		7,587	362,886
Citigroup, Inc.		114,505	6,195,866
Citizens & Northern Corp.	†	3,618	74,784
Citizens Financial Group, Inc.		5,381	133,772
City Holding Co.		250	11,632
City National Corp./California		1,548	125,094
CNB Financial Corp./Pennsylvania	†	4,147	76,719
CoBiz Financial, Inc.		1,063	13,957
Comerica, Inc.		7,542	353,267
Commerce Bancshares, Inc./Missouri		3,151	137,039
Community Bank System, Inc.		1,402	53,458
Community Trust Bancorp, Inc.		731	26,762
Cullen/Frost Bankers, Inc.		2,502	176,741
CVB Financial Corp.		4,084	65,426
East West Bancorp, Inc.		6,997	270,854
Fidelity Southern Corp.		1,592	25,647
Fifth Third Bancorp		32,850	669,319
Financial Institutions, Inc.		749	18,837
First BanCorp. (Puerto Rico)	*	322	1,890
First Bancorp/North Carolina		4,779	88,268
First Busey Corp.		2,407	15,670
First Citizens BancShares, Inc./North Carolina, Class A		254	64,209
First Commonwealth Financial Corp.		2,619	24,147
First Connecticut Bancorp, Inc./Farmington CT	†	5,036	82,188
First Financial Bancorp		1,895	35,228
First Financial Bankshares, Inc.	†	1,000	29,880
First Horizon National Corp.		8,735	118,621
First Merchants Corp.		874	19,884
First Midwest Bancorp, Inc./Illinois		2,002	34,254
First Niagara Financial Group, Inc.		10,034	84,587
First of Long Island Corp. (The)		1,479	41,959
First Republic Bank/California		4,803	250,332
FirstMerit Corp.		8,833	166,855
FNB Corp./Pennsylvania		4,685	62,404
Fulton Financial Corp.		6,533	80,748
Glacier Bancorp, Inc.		1,771	49,181
Guaranty Bancorp	†	1,060	15,306
Hancock Holding Co.		2,032	62,382
Hanmi Financial Corp.		900	19,629
Heritage Financial Corp./Washington		4,736	83,117
Hilltop Holdings, Inc.	*	1,180	23,541
Home Bancshares, Inc./Arkansas		2,340	75,254
Huntington Bancshares, Inc./Ohio		26,837	282,325
IBERIABANK Corp.		966	62,645

		Shares	Value
Independent Bank Corp./Massachusetts		874	$37,416
International Bancshares Corp.		3,248	86,202
Investors Bancorp, Inc.		6,104	68,517
JPMorgan Chase & Co.		141,848	8,876,848
KeyCorp		33,148	460,757
M&T Bank Corp.		5,079	638,024
MB Financial, Inc.		931	30,593
Merchants Bancshares, Inc.		2,994	91,706
MidSouth Bancorp, Inc.		3,675	63,725
MidWestOne Financial Group, Inc.		3,251	93,661
National Penn Bancshares, Inc.		2,758	29,028
NBT Bancorp, Inc.		1,000	26,270
Old National Bancorp/Indiana		3,552	52,854
PacWest Bancorp		3,097	140,790
Park National Corp.	†	728	64,413
Park Sterling Corp.		6,371	46,827
Peoples Bancorp, Inc./Ohio		814	21,107
Pinnacle Financial Partners, Inc.		1,818	71,884
PNC Financial Services Group, Inc. (The)		19,925	1,817,758
Popular, Inc. (Puerto Rico)	*	5,380	183,189
PrivateBancorp, Inc.		1,200	40,080
Prosperity Bancshares, Inc.		2,300	127,328
Regions Financial Corp.		48,889	516,268
Republic Bancorp, Inc./Kentucky, Class A		1,603	39,626
Republic First Bancorp, Inc.	*	7,783	29,186
S&T Bancorp, Inc.		955	28,469
Sandy Spring Bancorp, Inc.		344	8,972
Signature Bank/New York	*	1,900	239,324
Simmons First National Corp., Class A		911	37,032
South State Corp.		2,017	135,300
State Bank Financial Corp.		4,194	83,796
Sterling Bancorp/New York		5,533	79,565
Suffolk Bancorp		3,336	75,761
SunTrust Banks, Inc.		19,144	802,134
Susquehanna Bancshares, Inc.		15,304	205,533
SVB Financial Group	*	1,437	166,793
Synovus Financial Corp.		5,952	161,240
TCF Financial Corp.		6,104	96,993
Texas Capital Bancshares, Inc.	*	2,821	153,265
Tompkins Financial Corp.	†	730	40,369
TowneBank/Virginia	†	1,448	21,894
Trustmark Corp.		2,635	64,663
U.S. Bancorp/Minnesota		66,124	2,972,274
UMB Financial Corp.		1,211	68,894
Umpqua Holdings Corp.		9,721	165,354
United Bankshares, Inc./West Virginia		2,134	79,918
United Community Banks, Inc./Georgia		454	8,599
Valley National Bancorp	†	6,899	66,989
Washington Trust Bancorp, Inc.		500	20,090
Webster Financial Corp.		2,393	77,844
Wells Fargo & Co.		180,865	9,915,019
WesBanco, Inc.		1,699	59,125
Westamerica Bancorporation	†	288	14,118
Western Alliance Bancorp	*	1,400	38,920
Wintrust Financial Corp.		1,017	47,555
Zions Bancorporation		9,159	261,123

			49,684,962

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Beverages—1.7%
Boston Beer Co., Inc. (The), Class A	*†	609	$176,330
Brown-Forman Corp., Class B		5,077	445,964
Coca-Cola Bottling Co. Consolidated		437	38,469
Coca-Cola Co. (The)		148,143	6,254,597
Coca-Cola Enterprises, Inc.		8,850	391,347
Constellation Brands, Inc., Class A	*	6,550	643,013
Dr. Pepper Snapple Group, Inc.		7,323	524,913
Molson Coors Brewing Co., Class B		6,229	464,185
Monster Beverage Corp.	*	5,360	580,756
PepsiCo, Inc.		57,768	5,462,542

			14,982,116

Biotechnology—3.1%
ACADIA Pharmaceuticals, Inc.	*†	1,825	57,944
Achillion Pharmaceuticals, Inc.	*†	5,414	66,322
Acorda Therapeutics, Inc.	*	674	27,546
Aegerion Pharmaceuticals, Inc.	*	1,499	31,389
Alexion Pharmaceuticals, Inc.	*	7,220	1,335,917
Alkermes plc (Ireland)	*	5,289	309,724
Alnylam Pharmaceuticals, Inc.	*	2,390	231,830
AMAG Pharmaceuticals, Inc.	*	834	35,545
Amgen, Inc.		28,165	4,486,403
Anacor Pharmaceuticals, Inc.	*	2,424	78,174
Arena Pharmaceuticals, Inc.	*†	9,689	33,621
ARIAD Pharmaceuticals, Inc.	*†	5,175	35,552
Array BioPharma, Inc.	*†	4,333	20,495
Arrowhead Research Corp.	*†	2,896	21,372
BioCryst Pharmaceuticals, Inc.	*†	3,439	41,818
Biogen Idec, Inc.	*	9,025	3,063,536
BioMarin Pharmaceutical, Inc.	*	5,515	498,556
Bluebird Bio, Inc.	*	1,065	97,682
Celgene Corp.	*	30,886	3,454,908
Celldex Therapeutics, Inc.	*†	6,204	113,223
Cepheid, Inc.	*	1,692	91,605
Clovis Oncology, Inc.	*†	1,475	82,600
Cubist Pharmaceuticals, Inc.	*	2,779	279,706
CytRx Corp.	*†	9,490	26,003
Dyax Corp.	*	4,812	67,657
Dynavax Technologies Corp.	*†	2,946	49,670
Emergent Biosolutions, Inc.	*	1,319	35,916
Exact Sciences Corp.	*†	6,789	186,290
Exelixis, Inc.	*†	15,393	22,166
Galectin Therapeutics, Inc.	*†	2,900	10,063
Galena Biopharma, Inc.	*†	15,289	23,086
Genomic Health, Inc.	*†	1,284	41,049
Geron Corp.	*†	4,719	15,337
Gilead Sciences, Inc.	*	57,606	5,429,942
Halozyme Therapeutics, Inc.	*†	6,362	61,393
Heron Therapeutics, Inc.	*	3,218	32,373
ImmunoGen, Inc.	*	1,323	8,070
Immunomedics, Inc.	*†	2,141	10,277
Incyte Corp.	*	4,332	316,713
Inovio Pharmaceuticals, Inc.	*†	4,267	39,171
Insmed, Inc.	*†	2,696	41,707
Intercept Pharmaceuticals, Inc.	*†	335	52,260
Intrexon Corp.	*†	1,662	45,755
Ironwood Pharmaceuticals, Inc.	*	7,019	107,531

		Shares	Value
Isis Pharmaceuticals, Inc.	*†	5,904	$364,513
Keryx Biopharmaceuticals, Inc.	*†	5,221	73,877
Lexicon Pharmaceuticals, Inc.	*†	2,343	2,132
Ligand Pharmaceuticals, Inc.	*	815	43,366
MannKind Corp.	*†	8,369	43,644
Medivation, Inc.	*	3,462	344,850
Merrimack Pharmaceuticals, Inc.	*†	5,739	64,851
MiMedx Group, Inc.	*†	5,999	69,168
Momenta Pharmaceuticals, Inc.	*†	2,618	31,521
Myriad Genetics, Inc.	*†	4,124	140,463
Neuralstem, Inc.	*†	9,512	25,873
Neurocrine Biosciences, Inc.	*	1,479	33,041
NewLink Genetics Corp.	*†	3,326	132,209
Northwest Biotherapeutics, Inc.	*†	5,699	30,490
Novavax, Inc.	*†	10,201	60,492
NPS Pharmaceuticals, Inc.	*	4,029	144,117
OPKO Health, Inc.	*†	14,466	144,515
Orexigen Therapeutics, Inc.	*†	6,895	41,784
Osiris Therapeutics, Inc.	*†	1,402	22,418
PDL BioPharma, Inc.	†	3,841	29,614
Peregrine Pharmaceuticals, Inc.	*†	20,036	27,850
Pharmacyclics, Inc.	*	2,440	298,314
Progenics Pharmaceuticals, Inc.	*†	793	5,995
Prothena Corp. plc (Ireland)	*	1,778	36,911
PTC Therapeutics, Inc.	*	1,567	81,124
Puma Biotechnology, Inc.	*	687	130,028
Raptor Pharmaceutical Corp.	*†	3,794	39,913
Receptos, Inc.	*	1,037	127,043
Regeneron Pharmaceuticals, Inc.	*	3,165	1,298,441
Retrophin, Inc.	*†	3,586	43,893
Rigel Pharmaceuticals, Inc.	*	1,882	4,272
Sangamo BioSciences, Inc.	*	2,626	39,941
Sarepta Therapeutics, Inc.	*†	2,129	30,807
Seattle Genetics, Inc.	*†	3,191	102,527
Synageva BioPharma Corp.	*†	1,031	95,666
Synergy Pharmaceuticals, Inc.	*†	6,708	20,459
TG Therapeutics, Inc.	*†	4,138	65,546
Threshold Pharmaceuticals, Inc.	*†	6,119	19,458
United Therapeutics Corp.	*	1,828	236,708
Vanda Pharmaceuticals, Inc.	*†	2,680	38,378
Vertex Pharmaceuticals, Inc.	*	9,580	1,138,104
XOMA Corp.	*†	9,130	32,777
ZIOPHARM Oncology, Inc.	*†	16,393	83,113

			26,958,103

Building Products—0.2%
A.O. Smith Corp.		4,024	226,994
Allegion plc (Ireland)		3,761	208,585
American Woodmark Corp.	*	800	32,352
Apogee Enterprises, Inc.		1,250	52,962
Armstrong World Industries, Inc.	*	720	36,806
Fortune Brands Home & Security, Inc.		5,665	256,455
Gibraltar Industries, Inc.	*	1,188	19,317
Griffon Corp.	†	1,288	17,130
Lennox International, Inc.	†	2,437	231,686
Masco Corp.		16,508	416,002
Masonite International Corp.	*	741	45,542
NCI Building Systems, Inc.	*	246	4,556
Owens Corning, Inc.		3,682	131,852
Patrick Industries, Inc.	*	974	42,837
Quanex Building Products Corp.		1,671	31,381
Simpson Manufacturing Co., Inc.		2,084	72,106

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Trex Co., Inc.	*	1,462	$62,252
Universal Forest Products, Inc.		1,121	59,637
USG Corp.	*	3,348	93,711

			2,042,163

Capital Markets—2.2%
Actua Corp.	*	4,779	88,268
Affiliated Managers Group, Inc.	*	2,083	442,096
Ameriprise Financial, Inc.		7,046	931,833
Arlington Asset Investment Corp., Class A	†	304	8,089
Ashford, Inc.	*	48	4,512
Bank of New York Mellon Corp. (The)		41,637	1,689,213
BGC Partners, Inc., Class A		7,270	66,520
BlackRock, Inc.		5,053	1,806,751
Calamos Asset Management, Inc., Class A		1,800	23,976
Charles Schwab Corp. (The)		39,829	1,202,438
CIFC Corp.	†	4,547	37,604
Cowen Group, Inc., Class A	*	2,582	12,394
Diamond Hill Investment Group, Inc.		331	45,691
E*TRADE Financial Corp.	*	13,474	326,812
Eaton Vance Corp.		5,282	216,192
Evercore Partners, Inc., Class A		2,410	126,212
Federated Investors, Inc., Class B	†	3,745	123,323
Financial Engines, Inc.	†	1,762	64,401
Franklin Resources, Inc.		15,516	859,121
GAMCO Investors, Inc., Class A		558	49,629
GFI Group, Inc.		2,520	13,734
Goldman Sachs Group, Inc. (The)		17,015	3,298,017
Greenhill & Co., Inc.		495	21,582
Interactive Brokers Group, Inc., Class A		1,570	45,781
INTL FCStone, Inc.	*	507	10,429
Invesco Ltd.		16,610	656,427
Investment Technology Group, Inc.	*	2,078	43,264
Janus Capital Group, Inc.	†	6,411	103,409
KCG Holdings, Inc., Class A	*	444	5,173
Ladenburg Thalmann Financial Services, Inc.	*	18,032	71,226
Lazard Ltd., Class A (Bermuda)		5,918	296,078
Legg Mason, Inc.		3,981	212,466
LPL Financial Holdings, Inc.		1,656	73,775
Morgan Stanley		57,026	2,212,609
Northern Trust Corp.		8,495	572,563
NorthStar Asset Management Group, Inc.		7,137	161,082
Piper Jaffray Cos.	*	963	55,941
Pzena Investment Management, Inc., Class A		6,659	62,994
Raymond James Financial, Inc.		3,472	198,911
Safeguard Scientifics, Inc.	*	678	13,438
SEI Investments Co.		5,918	236,957
State Street Corp.		15,937	1,251,054
Stifel Financial Corp.	*	2,724	138,978
SWS Group, Inc.	*	1,323	9,142
T. Rowe Price Group, Inc.		9,852	845,893
TD Ameritrade Holding Corp.		8,355	298,942
Virtus Investment Partners, Inc.		210	35,803

		Shares	Value
Waddell & Reed Financial, Inc., Class A		3,971	$197,835
Walter Investment Management Corp.	*†	1,972	32,558
Westwood Holdings Group, Inc.		1,027	63,489
WisdomTree Investments, Inc.	†	3,701	58,013

			19,422,638

Chemicals—2.4%
A. Schulman, Inc.		1,444	58,525
Air Products & Chemicals, Inc.		8,124	1,171,724
Airgas, Inc.		2,915	335,750
Albemarle Corp.	†	3,712	223,203
Ashland, Inc.		2,794	334,609
Axiall Corp.		2,616	111,101
Cabot Corp.		2,693	118,115
Calgon Carbon Corp.	*	3,184	66,164
Celanese Corp., Series A		5,922	355,083
CF Industries Holdings, Inc.		2,079	566,611
Chemtura Corp.	*†	5,201	128,621
Cytec Industries, Inc.		3,288	151,807
Dow Chemical Co. (The)		46,290	2,111,287
E.I. Du Pont de Nemours & Co.		34,621	2,559,877
Eastman Chemical Co.		6,221	471,925
Ecolab, Inc.		9,853	1,029,836
Ferro Corp.	*	1,818	23,561
Flotek Industries, Inc.	*†	1,303	24,405
FMC Corp.		5,510	314,235
H.B. Fuller Co.		2,570	114,442
Huntsman Corp.		5,470	124,607
International Flavors & Fragrances, Inc.		3,643	369,254
Intrepid Potash, Inc.	*†	1,172	16,267
Koppers Holdings, Inc.		1,582	41,100
Kronos Worldwide, Inc.		2,262	29,451
Landec Corp.	*	986	13,617
LSB Industries, Inc.	*	1,411	44,362
LyondellBasell Industries NV, Class A		15,848	1,258,173
Minerals Technologies, Inc.		1,736	120,565
Monsanto Co.		18,989	2,268,616
Mosaic Co. (The)		11,011	502,652
NewMarket Corp.		378	152,534
Olin Corp.		2,796	63,665
OM Group, Inc.		1,147	34,181
OMNOVA Solutions, Inc.	*	6,478	52,731
Platform Specialty Products Corp.	*	1,501	34,853
PolyOne Corp.		3,321	125,899
PPG Industries, Inc.		5,366	1,240,351
Praxair, Inc.		11,160	1,445,890
Quaker Chemical Corp.		483	44,455
Rayonier Advanced Materials, Inc.	†	1,668	37,196
Rentech, Inc.	*	38,127	48,040
Rockwood Holdings, Inc.		2,347	184,944
RPM International, Inc.		4,832	245,031
Scotts Miracle-Gro Co. (The), Class A		1,662	103,576
Sensient Technologies Corp.		2,027	122,309
Sherwin-Williams Co. (The)		3,473	913,538
Sigma-Aldrich Corp.		4,235	581,338
Stepan Co.		1,112	44,569

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Tredegar Corp.		1,606	$36,119
Valspar Corp. (The)		4,039	349,293
W.R. Grace & Co.	*	3,427	326,902
Westlake Chemical Corp.		2,558	156,268
Zep, Inc.		936	14,180

			21,417,407

Commercial Services & Supplies—0.6%
ABM Industries, Inc.		2,291	65,637
ACCO Brands Corp.	*	2,302	20,741
ADT Corp. (The)	†	7,488	271,290
Brady Corp., Class A		2,402	65,671
Brink’s Co. (The)		2,084	50,870
Cenveo, Inc.	*	4,741	9,956
Cintas Corp.		3,343	262,225
Civeo Corp.		4,052	16,654
Clean Harbors, Inc.	*†	2,414	115,993
Copart, Inc.	*	2,852	104,069
Covanta Holding Corp.		4,185	92,112
Deluxe Corp.		2,098	130,600
Ennis, Inc.		695	9,362
G&K Services, Inc., Class A		1,008	71,417
Healthcare Services Group, Inc.		4,963	153,505
Herman Miller, Inc.		3,155	92,852
HNI Corp.		2,512	128,263
Interface, Inc.		3,357	55,290
KAR Auction Services, Inc.		2,644	91,615
Kimball International, Inc., Class B		1,500	13,680
Knoll, Inc.		2,701	57,180
Matthews International Corp., Class A		1,052	51,201
McGrath RentCorp		916	32,848
Mobile Mini, Inc.		2,000	81,020
MSA Safety, Inc.		1,444	76,662
NL Industries, Inc.	*	2,111	18,155
Pitney Bowes, Inc.		5,918	144,222
R.R. Donnelley & Sons Co.		10,168	170,873
Republic Services, Inc.		11,229	451,967
Rollins, Inc.		1,486	49,187
Steelcase, Inc., Class A		1,992	35,756
Stericycle, Inc.	*	3,138	411,329
Tetra Tech, Inc.		2,114	56,444
Tyco International plc		15,636	685,795
United Stationers, Inc.		2,556	107,761
Viad Corp.		937	24,980
Waste Connections, Inc.		3,543	155,856
Waste Management, Inc.		17,744	910,622

			5,343,660

Communications Equipment—1.6%
ADTRAN, Inc.		3,197	69,695
ARRIS Group, Inc.	*	3,613	109,076
Aruba Networks, Inc.	*	2,125	38,632
Black Box Corp.		865	20,673
Brocade Communications Systems, Inc.		14,008	165,855
CalAmp Corp.	*†	550	10,065
Ciena Corp.	*	5,950	115,489
Cisco Systems, Inc.		195,330	5,433,104
Comtech Telecommunications Corp.		1,350	42,552

		Shares	Value
Digi International, Inc.	*	1,976	$18,357
EchoStar Corp., Class A	*	1,877	98,542
Emulex Corp.	*	3,408	19,323
Extreme Networks, Inc.	*	4,491	15,853
F5 Networks, Inc.	*	2,664	347,559
Finisar Corp.	*	7,171	139,189
Harmonic, Inc.	*	2,820	19,768
Harris Corp.		3,891	279,452
Infinera Corp.	*	4,191	61,692
InterDigital, Inc.		2,803	148,279
Ixia	*	2,330	26,212
JDS Uniphase Corp.	*	7,444	102,132
Juniper Networks, Inc.		17,553	391,783
KVH Industries, Inc.	*	375	4,744
Motorola Solutions, Inc.		8,298	556,630
NETGEAR, Inc.	*	1,206	42,909
Numerex Corp., Class A	*	1,800	19,908
Palo Alto Networks, Inc.	*	2,788	341,725
ParkerVision, Inc.	*†	1,052	957
Plantronics, Inc.		1,826	96,815
Polycom, Inc.	*	8,354	112,779
QUALCOMM, Inc.		64,314	4,780,460
Riverbed Technology, Inc.	*	3,698	75,476
Sonus Networks, Inc.	*	10,700	42,479
Ubiquiti Networks, Inc.	†	904	26,795
ViaSat, Inc.	*†	1,190	75,006

			13,849,965

Construction & Engineering—0.2%
AECOM Technology Corp.	*	8,775	266,497
Aegion Corp.	*	1,223	22,760
Ameresco, Inc., Class A	*	5,845	40,915
Chicago Bridge & Iron Co. NV (Netherlands)		4,114	172,706
Comfort Systems USA, Inc.		2,179	37,304
Dycom Industries, Inc.	*	2,076	72,847
EMCOR Group, Inc.		2,908	129,377
Fluor Corp.		6,816	413,254
Furmanite Corp.	*	1,100	8,602
Granite Construction, Inc.		1,889	71,820
Jacobs Engineering Group, Inc.	*	4,968	222,020
KBR, Inc.		6,464	109,565
Layne Christensen Co.	*†	510	4,865
MasTec, Inc.	*	2,049	46,328
Quanta Services, Inc.	*	8,861	251,564
Sterling Construction Co., Inc.	*	4,506	28,793
Tutor Perini Corp.	*	960	23,107

			1,922,324

Construction Materials—0.1%
Eagle Materials, Inc.		2,083	158,370
Headwaters, Inc.	*	2,095	31,404
Martin Marietta Materials, Inc.		2,213	244,138
Vulcan Materials Co.		6,242	410,287

			844,199

Consumer Finance—0.9%
Ally Financial, Inc.	*	6,883	162,576
American Express Co.		34,814	3,239,095
Capital One Financial Corp.		22,188	1,831,619
Cash America International, Inc.		685	15,495
Consumer Portfolio Services, Inc.	*	5,110	37,610
Discover Financial Services		18,027	1,180,588
Enova International, Inc.	*	626	13,935

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Ezcorp, Inc., Class A	*†	2,031	$23,864
First Cash Financial Services, Inc.	*	2,461	137,004
Navient Corp.		18,104	391,227
Nelnet, Inc., Class A		481	22,285
PRA Group, Inc.	*†	1,512	87,590
SLM Corp.		18,104	184,480
Synchrony Financial	*	4,282	127,389
World Acceptance Corp.	*†	639	50,769

			7,505,526

Containers & Packaging—0.4%
AEP Industries, Inc.	*	372	21,632
AptarGroup, Inc.		3,130	209,209
Avery Dennison Corp.		3,924	203,577
Ball Corp.		6,557	446,991
Bemis Co., Inc.		3,374	152,539
Berry Plastics Group, Inc.	*	1,604	50,606
Crown Holdings, Inc.	*	5,070	258,063
Graphic Packaging Holding Co.	*	5,287	72,009
Greif, Inc., Class A		852	40,240
MeadWestvaco Corp.		6,183	274,463
Myers Industries, Inc.	†	1,716	30,202
Owens-Illinois, Inc.	*	6,064	163,667
Packaging Corp. of America		4,339	338,659
Rock-Tenn Co., Class A		5,176	315,633
Sealed Air Corp.		7,726	327,814
Silgan Holdings, Inc.		820	43,952
Sonoco Products Co.		3,353	146,526

			3,095,782

Distributors—0.1%
Genuine Parts Co.		6,041	643,789
LKQ Corp.	*	11,438	321,637
Pool Corp.		2,434	154,413
VOXX International Corp.	*	1,218	10,670

			1,130,509

Diversified Consumer Services—0.2%
American Public Education, Inc.	*	698	25,735
Apollo Education Group, Inc.	*	3,118	106,355
Ascent Capital Group, Inc., Class A	*	545	28,847
Career Education Corp.	*	4,167	29,002
Chegg, Inc.	*†	5,262	36,360
DeVry Education Group, Inc.		2,980	141,461
Graham Holdings Co., Class B		226	195,199
Grand Canyon Education, Inc.	*	3,129	145,999
H&R Block, Inc.		11,402	384,019
Houghton Mifflin Harcourt Co.	*	2,131	44,133
ITT Educational Services, Inc.	*†	335	3,219
LifeLock, Inc.	*	3,002	55,567
Regis Corp.	*	1,818	30,470
Service Corp. International		10,864	246,613
Sotheby’s		2,623	113,261
Steiner Leisure Ltd. (Bahamas)	*	1,503	69,454
Strayer Education, Inc.	*†	551	40,928
Universal Technical Institute, Inc.		418	4,113
Weight Watchers International, Inc.	*†	1,826	45,358

			1,746,093

		Shares	Value
Diversified Financial Services—1.7%
Berkshire Hathaway, Inc., Class B	*	68,543	$10,291,731
CBOE Holdings, Inc.		3,873	245,626
CME Group, Inc.		11,807	1,046,691
Intercontinental Exchange, Inc.		4,413	967,727
Leucadia National Corp.		11,434	256,350
MarketAxess Holdings, Inc.		1,202	86,195
McGraw Hill Financial, Inc.		9,601	854,297
Moody’s Corp.		8,073	773,474
MSCI, Inc.		3,439	163,146
NASDAQ OMX Group, Inc. (The)		5,431	260,471
PHH Corp.	*	2,212	53,000
PICO Holdings, Inc.	*	1,150	21,677
Resource America, Inc., Class A		1,287	11,634
Tiptree Financial, Inc., Class A	*	4,605	37,301
Voya Financial, Inc.		4,191	177,615

			15,246,935

Diversified Telecommunication Services—1.8%
8x8, Inc.	*	3,048	27,920
AT&T, Inc.		197,073	6,619,682
CenturyLink, Inc.		22,585	893,914
Cincinnati Bell, Inc.	*†	8,448	26,949
Cogent Communications Holdings, Inc.		2,886	102,135
Consolidated Communications Holdings, Inc.		561	15,613
Frontier Communications Corp.	†	39,354	262,491
General Communication, Inc., Class A	*	2,516	34,595
Globalstar, Inc.	*†	9,926	27,296
IDT Corp., Class B		1,600	32,496
Level 3 Communications, Inc.	*	11,647	575,129
Lumos Networks Corp.		1,350	22,707
Premiere Global Services, Inc.	*	2,174	23,088
Verizon Communications, Inc.		155,902	7,293,096
Vonage Holdings Corp.	*	11,167	42,546
Windstream Holdings, Inc.	†	21,003	173,065

			16,172,722

Electric Utilities—1.6%
ALLETE, Inc.		1,243	68,539
American Electric Power Co., Inc.		17,879	1,085,613
Cleco Corp.		2,109	115,025
Duke Energy Corp.		27,217	2,273,708
Edison International		12,222	800,297
El Paso Electric Co.		1,748	70,025
Empire District Electric Co. (The)	†	4,477	133,146
Entergy Corp.		6,604	577,718
Exelon Corp.		31,805	1,179,329
FirstEnergy Corp.		16,831	656,241
Great Plains Energy, Inc.		3,450	98,014
Hawaiian Electric Industries, Inc.	†	3,066	102,650
IDACORP, Inc.		1,515	100,278
ITC Holdings Corp.		4,617	186,665
MGE Energy, Inc.		2,338	106,636
NextEra Energy, Inc.		16,412	1,744,431
Northeast Utilities		10,939	585,455

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
OGE Energy Corp.		6,716	$238,284
Otter Tail Corp.		1,095	33,901
Pepco Holdings, Inc.		7,066	190,287
Pinnacle West Capital Corp.		3,789	258,827
PNM Resources, Inc.		2,169	64,267
Portland General Electric Co.		1,100	41,613
PPL Corp.		24,605	893,900
Southern Co. (The)		33,220	1,631,434
UIL Holdings Corp.		1,496	65,136
Unitil Corp.		2,609	95,672
Westar Energy, Inc.		4,032	166,280
Xcel Energy, Inc.		16,552	594,548

			14,157,919

Electrical Equipment—0.6%
Acuity Brands, Inc.		1,873	262,351
AMETEK, Inc.		9,526	501,353
AZZ, Inc.		2,357	110,591
Babcock & Wilcox Co. (The)		5,852	177,316
Capstone Turbine Corp.	*†	34,249	25,320
Eaton Corp. plc		17,125	1,163,815
Emerson Electric Co.		27,226	1,680,661
Encore Wire Corp.		1,400	52,262
EnerSys		2,156	133,068
Enphase Energy, Inc.	*	4,495	64,234
Franklin Electric Co., Inc.		1,804	67,704
FuelCell Energy, Inc.	*†	36,395	56,048
Generac Holdings, Inc.	*†	3,020	141,215
General Cable Corp.		1,732	25,807
GrafTech International Ltd.	*	3,487	17,644
Hubbell, Inc., Class B		2,078	221,993
LSI Industries, Inc.		1,083	7,354
Plug Power, Inc.	*†	9,245	27,735
Polypore International, Inc.	*†	2,675	125,859
Powell Industries, Inc.		1,045	51,278
Regal-Beloit Corp.		1,272	95,654
Revolution Lighting Technologies, Inc.	*†	8,587	11,593
Rockwell Automation, Inc.		4,979	553,665
SolarCity Corp.	*†	1,455	77,813
Vicor Corp.	*	1,380	16,698

			5,669,031

Electronic Equipment, Instruments & Components—0.7%
Agilysys, Inc.	*	1,335	16,808
Amphenol Corp., Class A		10,846	583,623
Anixter International, Inc.	*	1,723	152,417
Arrow Electronics, Inc.	*	4,585	265,426
Avnet, Inc.		5,129	220,650
AVX Corp.		2,270	31,780
Badger Meter, Inc.		1,134	67,303
Belden, Inc.		1,894	149,266
Benchmark Electronics, Inc.	*	2,520	64,109
CDW Corp.		1,294	45,510
Checkpoint Systems, Inc.	*	1,441	19,785
Cognex Corp.	*	4,046	167,221
Coherent, Inc.	*	1,348	81,850
Corning, Inc.		52,217	1,197,336
CTS Corp.		1,580	28,171
Daktronics, Inc.		927	11,597
Dolby Laboratories, Inc., Class A		1,370	59,074
DTS, Inc.	*	755	23,216

		Shares	Value
Electro Rent Corp.		950	$13,338
Electro Scientific Industries, Inc.		1,421	11,027
FARO Technologies, Inc.	*	453	28,394
FEI Co.		1,368	123,599
FLIR Systems, Inc.		5,608	181,194
II-VI, Inc.	*	1,364	18,619
Ingram Micro, Inc., Class A	*	7,190	198,732
Insight Enterprises, Inc.	*	2,054	53,178
InvenSense Inc.	*†	1,864	30,309
IPG Photonics Corp.	*†	2,130	159,580
Itron, Inc.	*	955	40,387
Jabil Circuit, Inc.		8,287	180,905
Keysight Technologies, Inc.	*	6,630	223,895
Kimball Electronics, Inc.	*	1,125	13,522
Knowles Corp.	*†	2,880	67,824
Littelfuse, Inc.		909	87,873
Maxwell Technologies, Inc.	*†	370	3,374
Mercury Systems, Inc.	*	963	13,405
Mesa Laboratories, Inc.		887	68,574
Methode Electronics, Inc.		1,383	50,493
MTS Systems Corp.		1,342	100,690
National Instruments Corp.		5,121	159,212
Newport Corp.	*	1,614	30,843
OSI Systems, Inc.	*	867	61,358
Park Electrochemical Corp.		1,086	27,074
PC Connection, Inc.		854	20,966
Plexus Corp.	*	1,884	77,640
Rofin-Sinar Technologies, Inc.	*	2,200	63,294
Rogers Corp.	*	803	65,396
Sanmina Corp.	*	3,577	84,167
ScanSource, Inc.	*	1,126	45,220
SYNNEX Corp.		104	8,129
Tech Data Corp.	*	2,057	130,064
Trimble Navigation Ltd.	*	8,636	229,199
TTM Technologies, Inc.	*	1,639	12,342
Universal Display Corp.	*†	1,350	37,462
Vishay Intertechnology, Inc.		6,172	87,334
Vishay Precision Group, Inc.	*	440	7,550
Zebra Technologies Corp., Class A	*	2,729	211,252

			6,212,556

Energy Equipment & Services—1.2%
Atwood Oceanics, Inc.	*	1,298	36,824
Baker Hughes, Inc.		17,431	977,356
Basic Energy Services, Inc.	*	1,600	11,216
Bristow Group, Inc.		982	64,606
Cameron International Corp.	*	8,658	432,467
CARBO Ceramics, Inc.	†	1,137	45,537
CHC Group Ltd. (Canada)	*†	5,011	16,135
Dawson Geophysical Co.		924	11,301
Diamond Offshore Drilling, Inc.	†	1,577	57,892
Dresser-Rand Group, Inc.	*	2,924	239,183
Dril-Quip, Inc.	*	880	67,522
Era Group, Inc.	*	713	15,080
Exterran Holdings, Inc.		2,465	80,310
FMC Technologies, Inc.	*	8,237	385,821
Geospace Technologies Corp.	*	1,100	29,150
Gulfmark Offshore, Inc., Class A	†	1,000	24,420
Halliburton Co.		32,724	1,287,035
Helix Energy Solutions Group, Inc.	*	3,853	83,610
Helmerich & Payne, Inc.		3,926	264,691
Hercules Offshore, Inc.	*†	5,226	5,226

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Hornbeck Offshore Services, Inc.	*	1,800	$44,946
ION Geophysical Corp.	*	6,136	16,874
Key Energy Services, Inc.	*	7,257	12,119
Matrix Service Co.	*	468	10,446
McDermott International, Inc.	*†	11,704	34,059
Mitcham Industries, Inc.	*	1,100	6,523
Nabors Industries Ltd. (Bermuda)		10,988	142,624
National Oilwell Varco, Inc.		15,901	1,041,993
Newpark Resources, Inc.	*	3,484	33,237
Oceaneering International, Inc.		4,464	262,528
Oil States International, Inc.	*	2,026	99,071
Parker Drilling Co.	*	3,755	11,528
Patterson-UTI Energy, Inc.		6,712	111,352
PHI, Inc.	*	774	28,948
Pioneer Energy Services Corp.	*	2,700	14,958
Rowan Cos. plc, Class A		3,918	91,368
Schlumberger Ltd.		49,527	4,230,101
SEACOR Holdings, Inc.	*	713	52,627
Seadrill Ltd. (Bermuda)	†	15,030	179,458
Seventy Seven Energy, Inc.	*	1,461	7,904
Superior Energy Services, Inc.		7,732	155,800
Tesco Corp.		3,185	40,832
TETRA Technologies, Inc.	*	2,352	15,711
Tidewater, Inc.		2,250	72,922
Unit Corp.	*	1,702	58,038

			10,911,349

Food & Staples Retailing—2.1%
Andersons, Inc. (The)		1,050	55,797
Casey’s General Stores, Inc.		1,608	145,235
Costco Wholesale Corp.		16,259	2,304,713
CVS Health Corp.		44,840	4,318,540
Fresh Market, Inc. (The)	*†	1,489	61,347
Kroger Co. (The)		20,480	1,315,021
Pantry, Inc. (The)	*	1,200	44,472
PriceSmart, Inc.		1,212	110,559
Rite Aid Corp.	*	31,827	239,339
Safeway, Inc.		8,825	309,934
SpartanNash Co.		808	21,121
Sprouts Farmers Market, Inc.	*†	1,313	44,616
SUPERVALU, Inc.	*†	8,154	79,094
Sysco Corp.		20,649	819,559
United Natural Foods, Inc.	*	1,912	147,845
Walgreens Boots Alliance, Inc.		35,702	2,720,492
Wal-Mart Stores, Inc.		60,789	5,220,559
Weis Markets, Inc.		382	18,267
Whole Foods Market, Inc.		14,831	747,779

			18,724,289

Food Products—1.5%
Archer-Daniels-Midland Co.		23,265	1,209,780
B&G Foods, Inc.		4,432	132,517
Bunge Ltd.		5,710	519,096
Campbell Soup Co.		5,629	247,676
Chiquita Brands International, Inc.	*	2,150	31,089
ConAgra Foods, Inc.		14,190	514,813
Darling Ingredients, Inc.	*	7,139	129,644
Dean Foods Co.		3,140	60,853
Farmer Bros. Co.	*	930	27,388
Flowers Foods, Inc.		7,909	151,774
Fresh Del Monte Produce, Inc.	†	567	19,023

		Shares	Value
General Mills, Inc.		24,219	$1,291,599
Hain Celestial Group, Inc. (The)	*	2,852	166,243
Hershey Co. (The)		5,148	535,032
Hormel Foods Corp.		6,390	332,919
Ingredion, Inc.		3,164	268,434
Inventure Foods, Inc.	*	5,272	67,165
J&J Snack Foods Corp.		761	82,774
J.M. Smucker Co. (The)		4,332	437,445
Kellogg Co.		10,655	697,263
Keurig Green Mountain, Inc.		5,854	775,040
Kraft Foods Group, Inc.		22,510	1,410,477
Lancaster Colony Corp.		1,389	130,066
McCormick & Co., Inc. (Non-Voting Shares)		4,101	304,704
Mead Johnson Nutrition Co.		7,038	707,601
Mondelez International, Inc., Class A		65,380	2,374,928
Post Holdings, Inc.	*	1,156	48,425
Sanderson Farms, Inc.	†	864	72,598
Seaboard Corp.	*	18	75,563
Snyder’s-Lance, Inc.		1,370	41,854
Tootsie Roll Industries, Inc.	†	701	21,486
TreeHouse Foods, Inc.	*	1,256	107,426
Tyson Foods, Inc., Class A		10,231	410,161
WhiteWave Foods Co. (The)	*	4,301	150,492

			13,553,348

Gas Utilities—0.2%
AGL Resources, Inc.		3,698	201,578
Atmos Energy Corp.		2,732	152,282
Chesapeake Utilities Corp.		1,423	70,666
Laclede Group, Inc. (The)		1,025	54,530
National Fuel Gas Co.		3,639	253,020
New Jersey Resources Corp.		1,681	102,877
Northwest Natural Gas Co.	†	1,183	59,032
ONE Gas, Inc.		1,954	80,544
Piedmont Natural Gas Co., Inc.		2,740	107,984
Questar Corp.		7,412	187,375
South Jersey Industries, Inc.		2,014	118,685
Southwest Gas Corp.		1,252	77,386
UGI Corp.		4,080	154,958
WGL Holdings, Inc.		2,315	126,445

			1,747,362

Health Care Equipment & Supplies—2.2%
Abaxis, Inc.	†	749	42,566
Abbott Laboratories		58,115	2,616,337
ABIOMED, Inc.	*	886	33,721
Alere, Inc.	*	3,011	114,418
Align Technology, Inc.	*	2,449	136,924
Analogic Corp.		593	50,174
Baxter International, Inc.		21,536	1,578,373
Becton Dickinson and Co.		7,370	1,025,609
Boston Scientific Corp.	*	53,699	711,512
C.R. Bard, Inc.		2,876	479,199
CareFusion Corp.	*	9,287	551,091
Cerus Corp.	*†	1,010	6,302
CONMED Corp.		1,362	61,236
Cooper Cos., Inc. (The)		1,627	263,720
Covidien plc (Ireland)		17,848	1,825,493
CryoLife, Inc.		937	10,616
Cyberonics, Inc.	*	956	53,230
Cynosure, Inc., Class A	*	314	8,610
DENTSPLY International, Inc.		5,668	301,934

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
DexCom, Inc.	*	4,391	$241,725
Edwards Lifesciences Corp.	*	3,593	457,676
Greatbatch, Inc.	*	942	46,441
Haemonetics Corp.	*	2,314	86,590
Halyard Health, Inc.	*	1,817	82,619
HeartWare International, Inc.	*	664	48,758
Hill-Rom Holdings, Inc.		1,576	71,897
Hologic, Inc.	*	9,792	261,838
ICU Medical, Inc.	*	605	49,550
IDEXX Laboratories, Inc.	*	1,985	294,316
Insulet Corp.	*	2,469	113,722
Integra LifeSciences Holdings Corp.	*	1,190	64,534
Intuitive Surgical, Inc.	*	1,385	732,582
Invacare Corp.		1,333	22,341
Masimo Corp.	*	1,500	39,510
Medtronic, Inc.		38,179	2,756,524
Meridian Bioscience, Inc.		1,158	19,061
Merit Medical Systems, Inc.	*	3,149	54,572
Neogen Corp.	*	3,150	156,209
NuVasive, Inc.	*	990	46,688
OraSure Technologies, Inc.	*	1,687	17,106
ResMed, Inc.	†	6,068	340,172
RTI Surgical, Inc.	*	807	4,196
Sirona Dental Systems, Inc.	*	1,664	145,384
Spectranetics Corp. (The)	*†	1,045	36,136
St. Jude Medical, Inc.		10,767	700,178
STAAR Surgical Co.	*	848	7,725
STERIS Corp.	†	2,777	180,088
Stryker Corp.		12,580	1,186,671
SurModics, Inc.	*	3,284	72,576
Teleflex, Inc.		1,322	151,792
Thoratec Corp.	*	2,306	74,853
TransEnterix, Inc.	*†	7,273	21,164
Varian Medical Systems, Inc.	*	4,761	411,874
Volcano Corp.	*	1,970	35,224
West Pharmaceutical Services, Inc.		3,408	181,442
Wright Medical Group, Inc.	*	1,309	35,173
Zimmer Holdings, Inc.		5,894	668,498

			19,788,470

Health Care Providers & Services—2.5%
Aetna, Inc.		14,039	1,247,084
Air Methods Corp.	*†	2,900	127,687
Almost Family, Inc.	*	422	12,217
Amedisys, Inc.	*	1,698	49,836
AmerisourceBergen Corp.		9,159	825,775
AMN Healthcare Services, Inc.	*	1,507	29,537
Amsurg Corp.	*	1,423	77,881
Anthem, Inc.		10,501	1,319,661
BioScrip, Inc.	*	1,095	7,654
Brookdale Senior Living, Inc.	*	4,596	168,535
Cardinal Health, Inc.		13,757	1,110,603
Catamaran Corp.	*	7,215	373,376
Centene Corp.	*	1,972	204,792
Chemed Corp.		1,162	122,789
Cigna Corp.		10,828	1,114,309
Community Health Systems, Inc.	*	4,972	268,090
Cross Country Healthcare, Inc.	*	1,339	16,711
DaVita HealthCare Partners, Inc.	*	7,014	531,240

		Shares	Value
Envision Healthcare Holdings, Inc.	*	1,100	$38,159
ExamWorks Group, Inc.	*	1,308	54,400
Express Scripts Holding Co.	*	28,791	2,437,734
Gentiva Health Services, Inc.	*	1,474	28,080
Hanger, Inc.	*†	1,083	23,718
HCA Holdings, Inc.	*	10,887	798,997
Health Net, Inc.	*	3,209	171,778
HealthSouth Corp.		2,220	85,381
Healthways, Inc.	*	1,362	27,077
Henry Schein, Inc.	*	3,652	497,220
Humana, Inc.		6,153	883,755
Kindred Healthcare, Inc.		2,148	39,051
Laboratory Corp. of America Holdings	*	3,138	338,590
Landauer, Inc.		598	20,416
LifePoint Hospitals, Inc.	*	2,149	154,535
Magellan Health, Inc.	*	1,400	84,042
McKesson Corp.		8,824	1,831,686
MEDNAX, Inc.	*	4,364	288,504
MWI Veterinary Supply, Inc.	*	519	88,183
National Healthcare Corp.	†	431	27,084
National Research Corp., Class A	†	3,750	52,463
Omnicare, Inc.		4,277	311,922
Owens & Minor, Inc.		2,434	85,458
Patterson Cos., Inc.		4,679	225,060
PharMerica Corp.	*	1,365	28,269
Quest Diagnostics, Inc.		6,754	452,923
Team Health Holdings, Inc.	*	3,999	230,062
Tenet Healthcare Corp.	*	4,822	244,331
U.S. Physical Therapy, Inc.		1,300	54,548
UnitedHealth Group, Inc.		37,655	3,806,544
Universal American Corp.	*	1,812	16,815
Universal Health Services, Inc., Class B		3,504	389,855
VCA, Inc.	*	3,442	167,866
WellCare Health Plans, Inc.	*	1,500	123,090

			21,715,373

Health Care Technology—0.1%
Allscripts Healthcare Solutions, Inc.	*	4,515	57,657
athenahealth, Inc.	*†	1,151	167,701
Cerner Corp.	*	11,584	749,021
HMS Holdings Corp.	*	4,230	89,422
Medidata Solutions, Inc.	*	2,616	124,914
Omnicell, Inc.	*	783	25,933
Quality Systems, Inc.		1,536	23,946

			1,238,594

Hotels, Restaurants & Leisure—1.9%
Biglari Holdings, Inc.	*	90	35,956
Bob Evans Farms, Inc.		1,465	74,979
Boyd Gaming Corp.	*	2,619	33,471
Brinker International, Inc.		2,003	117,556
Buffalo Wild Wings, Inc.	*	867	156,389
Carnival Corp.		17,391	788,334
Cheesecake Factory, Inc. (The)		3,444	173,268
Chipotle Mexican Grill, Inc.	*	1,138	778,972
Choice Hotels International, Inc.		1,616	90,528
Churchill Downs, Inc.		638	60,801
Cracker Barrel Old Country Store, Inc.		919	129,358
Darden Restaurants, Inc.		3,930	230,416

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
DineEquity, Inc.		1,079	$111,828
Domino’s Pizza, Inc.		1,531	144,174
Dunkin’ Brands Group, Inc.		4,613	196,744
Hilton Worldwide Holdings, Inc.	*	1,826	47,640
Hyatt Hotels Corp., Class A	*	682	41,063
International Game Technology		7,153	123,389
International Speedway Corp., Class A		1,190	37,664
Interval Leisure Group, Inc.		1,886	39,399
Isle of Capri Casinos, Inc.	*	1,250	10,463
Jack in the Box, Inc.		2,874	229,805
Krispy Kreme Doughnuts, Inc.	*†	2,573	50,791
Las Vegas Sands Corp.		15,013	873,156
Life Time Fitness, Inc.	*	1,774	100,444
Marcus Corp. (The)		1,505	27,858
Marriott International, Inc., Class A		9,639	752,131
Marriott Vacations Worldwide Corp.		1,075	80,131
McDonald’s Corp.		37,192	3,484,890
MGM Resorts International	*	16,457	351,851
Morgans Hotel Group Co.	*	2,300	18,032
Norwegian Cruise Line Holdings Ltd.	*	1,279	59,806
Panera Bread Co., Class A	*	1,250	218,500
Papa John’s International, Inc.		2,715	151,497
Penn National Gaming, Inc.	*	2,586	35,506
Pinnacle Entertainment, Inc.	*†	1,629	36,245
Red Robin Gourmet Burgers, Inc.	*	692	53,267
Restaurant Brands International LP	*	80	3,031
Restaurant Brands International, Inc. (Canada)	*	7,913	308,911
Royal Caribbean Cruises Ltd.		5,925	488,398
Ruby Tuesday, Inc.	*	2,816	19,261
Scientific Games Corp., Class A	*†	2,517	32,041
Six Flags Entertainment Corp.		2,984	128,760
Sonic Corp.		3,730	101,568
Speedway Motorsports, Inc.		149	3,259
Starbucks Corp.		28,124	2,307,574
Starwood Hotels & Resorts Worldwide, Inc.		7,446	603,647
Texas Roadhouse, Inc.		3,070	103,643
Vail Resorts, Inc.		1,491	135,875
Wendy’s Co. (The)		11,481	103,673
Wyndham Worldwide Corp.		5,799	497,322
Wynn Resorts Ltd.		3,423	509,206
Yum! Brands, Inc.		16,971	1,236,337

			16,528,808

Household Durables—0.5%
Beazer Homes USA, Inc.	*	4,467	86,481
CSS Industries, Inc.		2,711	74,932
D.R. Horton, Inc.		8,007	202,497
Ethan Allen Interiors, Inc.		1,551	48,034
Garmin Ltd. (Switzerland)	†	4,621	244,127
Harman International Industries, Inc.		2,728	291,105
Helen of Troy Ltd. (Bermuda)	*	1,333	86,725
Hovnanian Enterprises, Inc., Class A	*†	13,407	55,371

		Shares	Value
Jarden Corp.	*	6,571	$314,620
KB Home	†	3,248	53,754
La-Z-Boy, Inc.		2,404	64,523
Leggett & Platt, Inc.		5,407	230,392
Lennar Corp., Class A		5,675	254,297
M/I Homes, Inc.	*	610	14,006
MDC Holdings, Inc.	†	1,091	28,879
Meritage Homes Corp.	*	1,300	46,787
Mohawk Industries, Inc.	*	1,833	284,775
NACCO Industries, Inc., Class A		309	18,342
Newell Rubbermaid, Inc.		10,591	403,411
NVR, Inc.	*	112	142,837
PulteGroup, Inc.		13,539	290,547
Ryland Group, Inc. (The)		1,852	71,413
Standard Pacific Corp.	*	2,568	18,721
Tempur Sealy International, Inc.	*	1,346	73,909
Toll Brothers, Inc.	*	6,318	216,518
TRI Pointe Homes, Inc.	*	4,048	61,732
Tupperware Brands Corp.		2,427	152,901
Universal Electronics, Inc.	*	639	41,554
Whirlpool Corp.		2,800	542,472

			4,415,662

Household Products—1.7%
Central Garden and Pet Co., Class A	*	1,230	11,746
Church & Dwight Co., Inc.		5,138	404,926
Clorox Co. (The)		4,503	469,258
Colgate-Palmolive Co.		35,450	2,452,786
Energizer Holdings, Inc.		1,856	238,607
Kimberly-Clark Corp.		14,543	1,680,298
Procter & Gamble Co. (The)		102,605	9,346,289
WD-40 Co.		949	80,741

			14,684,651

Independent Power and Renewable Electricity Producers—0.2%
AES Corp. (The)		26,935	370,895
Calpine Corp.	*	16,000	354,080
Dynegy, Inc.	*	5,695	172,843
NRG Energy, Inc.		14,472	390,020
Pattern Energy Group, Inc.	†	1,263	31,146

			1,318,984

Industrial Conglomerates—1.9%
3M Co.		25,066	4,118,845
Carlisle Cos., Inc.		2,452	221,269
Danaher Corp.		23,171	1,985,986
General Electric Co.		379,636	9,593,402
Roper Industries, Inc.		3,563	557,075

			16,476,577

Insurance—3.1%
ACE Ltd. (Switzerland)		12,470	1,432,554
Aflac, Inc.		18,456	1,127,477
Alleghany Corp.	*	614	284,589
Allied World Assurance Co. Holdings AG (Switzerland)		5,025	190,548
Allstate Corp. (The)		17,751	1,247,008
American Equity Investment Life Holding Co.		4,302	125,575
American Financial Group, Inc.		2,657	161,333

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
American International Group, Inc.		55,668	$3,117,965
American National Insurance Co.		374	42,733
Aon plc (United Kingdom)		11,889	1,127,434
Arch Capital Group Ltd. (Bermuda)	*	4,284	253,184
Argo Group International Holdings Ltd. (Bermuda)		988	54,804
Arthur J. Gallagher & Co.		4,922	231,728
Aspen Insurance Holdings Ltd. (Bermuda)		3,512	153,720
Assurant, Inc.		2,563	175,386
Assured Guaranty Ltd. (Bermuda)		7,538	195,913
Axis Capital Holdings Ltd. (Bermuda)		5,691	290,753
Baldwin & Lyons, Inc., Class B		945	24,362
Brown & Brown, Inc.	†	5,036	165,735
Chubb Corp. (The)		9,750	1,008,832
Cincinnati Financial Corp.		6,036	312,846
CNA Financial Corp.		1,422	55,046
CNO Financial Group, Inc.		6,600	113,652
Crawford & Co., Class B	†	1,891	19,439
EMC Insurance Group, Inc.		341	12,092
Employers Holdings, Inc.		2,770	65,123
Endurance Specialty Holdings Ltd. (Bermuda)		2,698	161,448
Enstar Group Ltd. (Bermuda)	*	772	118,031
Erie Indemnity Co., Class A		1,023	92,858
Everest Re Group Ltd. (Bermuda)		2,228	379,428
FBL Financial Group, Inc., Class A		1,275	73,988
First American Financial Corp.		3,159	107,090
FNF Group		9,399	323,796
FNFV Group	*	3,132	49,298
Genworth Financial, Inc., Class A	*	16,181	137,538
Hanover Insurance Group, Inc. (The)		2,346	167,317
Hartford Financial Services Group, Inc. (The)		15,915	663,496
HCC Insurance Holdings, Inc.		3,999	214,026
Horace Mann Educators Corp.		2,000	66,360
Independence Holding Co.	†	1,056	14,731
Infinity Property & Casualty Corp.		810	62,581
Kansas City Life Insurance Co.		902	43,323
Kemper Corp.		1,906	68,826
Lincoln National Corp.		10,899	628,545
Loews Corp.		11,788	495,332
Markel Corp.	*	488	333,226
Marsh & McLennan Cos., Inc.		20,404	1,167,925
MBIA, Inc.	*	5,212	49,722
Mercury General Corp.		1,109	62,847
MetLife, Inc.		33,905	1,833,921
Montpelier Re Holdings Ltd. (Bermuda)		3,734	133,752
Navigators Group, Inc. (The)	*	938	68,793
Old Republic International Corp.		10,195	149,153
PartnerRe Ltd. (Bermuda)		2,300	262,499
Phoenix Cos., Inc. (The)	*	210	14,463
Platinum Underwriters Holdings Ltd. (Bermuda)		2,206	161,965
Primerica, Inc.		870	47,206

		Shares	Value
Principal Financial Group, Inc.		10,891	$565,679
ProAssurance Corp.		2,054	92,738
Progressive Corp. (The)		23,937	646,060
Protective Life Corp.		3,130	218,004
Prudential Financial, Inc.		17,092	1,546,142
Reinsurance Group of America, Inc.		2,454	215,019
RenaissanceRe Holdings Ltd. (Bermuda)		2,164	210,384
RLI Corp.		2,328	115,003
Safety Insurance Group, Inc.		850	54,408
Selective Insurance Group, Inc.		2,122	57,655
StanCorp Financial Group, Inc.		2,460	171,856
State Auto Financial Corp.		488	10,843
Stewart Information Services Corp.		1,239	45,893
Torchmark Corp.		6,045	327,458
Travelers Cos., Inc. (The)		13,074	1,383,883
United Fire Group, Inc.		1,250	37,163
Unum Group		12,054	420,444
Validus Holdings Ltd. (Bermuda)		3,553	147,663
W.R. Berkley Corp.		2,501	128,201
White Mountains Insurance Group Ltd.		300	189,033
XL Group plc (Ireland)		9,901	340,297

			27,067,141

Internet & Catalog Retail—1.1%
1-800-Flowers.com, Inc., Class A	*	793	6,534
Amazon.com, Inc.	*	13,994	4,343,038
Expedia, Inc.		3,588	306,272
FTD Cos., Inc.	*	501	17,445
Groupon, Inc.	*	19,947	164,762
HomeAway, Inc.	*	4,242	126,327
HSN, Inc.		1,886	143,336
Lands’ End, Inc.	*	820	44,247
Liberty Interactive Corp., Series A	*	20,728	609,818
Liberty TripAdvisor Holdings, Inc., Series A	*	3,296	88,663
Liberty Ventures, Series A	*	6,242	235,448
Netflix, Inc.	*	2,120	724,213
Orbitz Worldwide, Inc.	*	4,023	33,109
Overstock.com, Inc.	*	770	18,688
Priceline Group, Inc. (The)	*	1,941	2,213,148
Shutterfly, Inc.	*	2,976	124,084
TripAdvisor, Inc.	*	4,347	324,547
zulily, Inc., Class A	*†	1,125	26,325

			9,550,004

Internet Software & Services—3.0%
Akamai Technologies, Inc.	*	7,479	470,878
Angie’s List, Inc.	*†	1,166	7,264
AOL, Inc.	*	3,989	184,172
Bazaarvoice, Inc.	*†	5,255	42,250
Blucora, Inc.	*	1,323	18,324
Brightcove, Inc.	*	3,636	28,288
ChannelAdvisor Corp.	*†	1,716	37,031
Cimpress NV (Netherlands)	*†	2,666	199,524
Cornerstone OnDemand, Inc.	*†	1,310	46,112
CoStar Group, Inc.	*	1,152	211,542
Dealertrack Technologies, Inc.	*	1,800	79,758

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Demandware, Inc.	*	750	$43,155
Digital River, Inc.	*	1,627	40,236
EarthLink Holdings Corp.		5,814	25,524
eBay, Inc.	*	49,126	2,756,951
Envestnet, Inc.	*	860	42,260
Equinix, Inc.		1,654	375,011
Facebook, Inc., Class A	*	73,653	5,746,407
Gogo, Inc.	*†	2,212	36,564
Google, Inc., Class A	*	10,468	5,554,949
Google, Inc., Class C	*	10,591	5,575,102
IAC/InterActiveCorp		2,481	150,820
Internap Corp.	*	1,297	10,324
j2 Global, Inc.		1,614	100,068
LinkedIn Corp., Class A	*	3,488	801,229
LivePerson, Inc.	*	3,333	46,995
Marin Software, Inc.	*	3,014	25,498
Marketo, Inc.	*	1,518	49,669
Millennial Media, Inc.	*†	9,318	14,909
Monster Worldwide, Inc.	*	4,681	21,626
NIC, Inc.		2,450	44,076
Pandora Media, Inc.	*†	6,508	116,038
Rackspace Hosting, Inc.	*	6,130	286,945
RealNetworks, Inc.	*	1,461	10,285
Rocket Fuel, Inc.	*†	1,372	22,117
Shutterstock, Inc.	*†	501	34,619
Stamps.com, Inc.	*	1,050	50,390
Textura Corp.	*†	1,712	48,741
Trulia, Inc.	*†	1,934	89,022
Twitter, Inc.	*	17,160	615,529
Unwired Planet, Inc.	*	2,763	2,763
VeriSign, Inc.	*	4,905	279,585
Web.com Group, Inc.	*	2,467	46,848
WebMD Health Corp.	*†	2,106	83,292
Wix.com Ltd. (Israel)	*	2,051	43,071
XO Group, Inc.	*	2,304	41,956
Xoom Corp.	*†	1,599	27,999
Yahoo!, Inc.	*	35,608	1,798,560
Yelp, Inc.	*	1,673	91,563
Zillow, Inc., Class A	*†	1,791	189,649
Zix Corp.	*	1,015	3,654

			26,669,142

IT Services—3.1%
Accenture plc, Class A (Ireland)		23,994	2,142,904
Acxiom Corp.	*	3,451	69,952
Alliance Data Systems Corp.	*	2,240	640,752
Amdocs Ltd.		6,782	316,414
Automatic Data Processing, Inc.		18,052	1,504,995
Broadridge Financial Solutions, Inc.		5,748	265,443
CACI International, Inc., Class A	*	1,198	103,244
Cardtronics, Inc.	*	3,545	136,766
Ciber, Inc.	*	2,444	8,676
Cognizant Technology Solutions Corp., Class A	*	22,254	1,171,896
Computer Sciences Corp.		5,963	375,967
Convergys Corp.		5,933	120,855
CoreLogic, Inc.	*	3,159	99,793
CSG Systems International, Inc.		2,153	53,976
DST Systems, Inc.		1,853	174,460
EPAM Systems, Inc.	*	938	44,789
Euronet Worldwide, Inc.	*	1,056	57,974

		Shares	Value
Fidelity National Information Services, Inc.		10,986	$683,329
Fiserv, Inc.	*	10,252	727,584
FleetCor Technologies, Inc.	*	2,714	403,599
Forrester Research, Inc.		963	37,904
Gartner, Inc.	*	3,107	261,640
Genpact Ltd. (Bermuda)	*	6,727	127,342
Global Payments, Inc.		3,238	261,404
Hackett Group, Inc. (The)		1,140	10,021
Heartland Payment Systems, Inc.		2,876	155,160
iGATE Corp.	*	1,397	55,154
International Business Machines Corp.		35,943	5,766,695
Jack Henry & Associates, Inc.		3,591	223,145
Leidos Holdings, Inc.		2,132	92,785
Lionbridge Technologies, Inc.	*	1,165	6,699
ManTech International Corp., Class A		1,217	36,790
MasterCard, Inc., Class A		38,715	3,335,684
MAXIMUS, Inc.		4,208	230,767
ModusLink Global Solutions, Inc.	*†	1,007	3,776
MoneyGram International, Inc.	*	468	4,254
NeuStar, Inc., Class A	*†	3,140	87,292
Paychex, Inc.		11,720	541,112
Sapient Corp.	*	4,150	103,252
Science Applications International Corp.		1,218	60,327
ServiceSource International, Inc.	*†	7,526	35,222
Sykes Enterprises, Inc.	*	1,423	33,398
Syntel, Inc.	*	3,108	139,798
TeleTech Holdings, Inc.	*	2,738	64,836
Teradata Corp.	*	5,364	234,299
Total System Services, Inc.		6,935	235,513
Unisys Corp.	*	1,371	40,417
Vantiv, Inc., Class A	*	2,220	75,302
VeriFone Systems, Inc.	*	4,239	157,691
Visa, Inc., Class A		19,176	5,027,947
Western Union Co. (The)		23,068	413,148
WEX, Inc.	*	1,750	173,110
Xerox Corp.		44,371	614,982

			27,750,234

Leisure Products—0.2%
Arctic Cat, Inc.		689	24,460
Brunswick Corp.		3,797	194,634
Callaway Golf Co.		2,881	22,184
Hasbro, Inc.		4,899	269,396
JAKKS Pacific, Inc.	*†	765	5,202
LeapFrog Enterprises, Inc.	*	1,261	5,952
Mattel, Inc.		13,029	403,182
Polaris Industries, Inc.		2,406	363,883
Sturm Ruger & Co., Inc.	†	1,052	36,431

			1,325,324

Life Sciences Tools & Services—0.6%
Accelerate Diagnostics, Inc.	*	1,363	26,156
Affymetrix, Inc.	*†	2,525	24,922
Agilent Technologies, Inc.		13,260	542,864
Bio-Rad Laboratories, Inc., Class A	*	623	75,109
Bio-Techne Corp.		1,736	160,406
Bruker Corp.	*	4,987	97,845
Cambrex Corp.	*	1,258	27,198

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Charles River Laboratories International, Inc.	*	2,755	$175,328
Covance, Inc.	*	2,839	294,802
Fluidigm Corp.	*	1,443	48,672
Illumina, Inc.	*	5,177	955,571
Luminex Corp.	*	1,070	20,073
Mettler-Toledo International, Inc.	*	913	276,146
Pacific Biosciences of California, Inc.	*	6,332	49,643
PAREXEL International Corp.	*	2,306	128,121
PerkinElmer, Inc.		5,266	230,282
QIAGEN NV (Netherlands)	*	6,882	161,452
Quintiles Transnational Holdings, Inc.	*	777	45,742
Sequenom, Inc.	*†	19,756	73,097
Thermo Fisher Scientific, Inc.		14,634	1,833,494
Waters Corp.	*	3,591	404,778

			5,651,701

Machinery—1.9%
Accuride Corp.	*	8,669	37,623
Actuant Corp., Class A		2,022	55,079
AGCO Corp.	†	3,068	138,674
Albany International Corp., Class A		1,437	54,592
Allison Transmission Holdings, Inc.		2,419	82,004
American Railcar Industries, Inc.	†	1,200	61,800
Astec Industries, Inc.		821	32,273
Barnes Group, Inc.		2,018	74,686
Blount International, Inc.		1,532	26,917
Briggs & Stratton Corp.		1,822	37,205
Caterpillar, Inc.		24,087	2,204,683
Chart Industries, Inc.	*	1,070	36,594
CIRCOR International, Inc.		711	42,859
CLARCOR, Inc.		2,354	156,871
Colfax Corp.	*	3,666	189,056
Crane Co.		2,467	144,813
Cummins, Inc.		7,207	1,039,033
Deere & Co.		14,406	1,274,499
Donaldson Co., Inc.		4,058	156,761
Dover Corp.		5,761	413,179
EnPro Industries, Inc.	*	981	61,568
ESCO Technologies, Inc.		1,222	45,092
ExOne Co. (The)	*†	1,154	19,387
Federal Signal Corp.		2,159	33,335
Flowserve Corp.		5,994	358,621
FreightCar America, Inc.		900	23,679
Graco, Inc.		2,883	231,159
Harsco Corp.		3,646	68,873
Hillenbrand, Inc.		1,576	54,372
Hurco Cos., Inc.		300	10,227
Hyster-Yale Materials Handling, Inc.		618	45,238
IDEX Corp.		3,304	257,183
Illinois Tool Works, Inc.		13,130	1,243,411
Ingersoll-Rand plc		11,284	715,293
ITT Corp.		2,488	100,664
John Bean Technologies Corp.		1,164	38,249
Joy Global, Inc.		4,237	197,105
Kadant, Inc.		721	30,779
Kennametal, Inc.		3,196	114,385

		Shares	Value
Lincoln Electric Holdings, Inc.		3,754	$259,364
Lindsay Corp.	†	808	69,278
Manitowoc Co., Inc. (The)		5,044	111,472
Meritor, Inc.	*	2,791	42,284
Middleby Corp. (The)	*	2,952	292,543
Mueller Industries, Inc.		3,184	108,702
Mueller Water Products, Inc., Class A		3,000	30,720
Navistar International Corp.	*	2,436	81,557
Nordson Corp.		3,044	237,310
Oshkosh Corp.		2,868	139,528
PACCAR, Inc.		13,455	915,075
Pall Corp.		3,831	387,736
Parker-Hannifin Corp.		5,068	653,519
Pentair plc (United Kingdom)		7,818	519,272
Snap-on, Inc.		2,419	330,774
SPX Corp.		2,157	185,329
Standex International Corp.		724	55,936
Stanley Black & Decker, Inc.		5,209	500,481
Tennant Co.		1,280	92,378
Terex Corp.		4,124	114,977
Timken Co. (The)		3,702	158,001
Titan International, Inc.	†	1,356	14,414
Toro Co. (The)		2,040	130,172
TriMas Corp.	*	3,917	122,563
Trinity Industries, Inc.		6,102	170,917
Valmont Industries, Inc.	†	1,162	147,574
Wabash National Corp.	*	6,441	79,611
WABCO Holdings, Inc.	*	2,354	246,652
Wabtec Corp.		3,474	301,856
Watts Water Technologies, Inc., Class A		1,225	77,714
Woodward, Inc.		2,448	120,515
Xylem, Inc.		7,149	272,162

			16,878,207

Marine—0.0%
Kirby Corp.	*	2,358	190,385
Matson, Inc.		1,466	50,606

			240,991

Media—3.4%
AMC Networks, Inc., Class A	*	2,261	144,184
Cablevision Systems Corp., Class A	†	9,044	186,668
CBS Corp. (Non-Voting Shares), Class B		21,165	1,171,271
Charter Communications, Inc., Class A	*	2,812	468,535
Cinemark Holdings, Inc.		3,727	132,607
Clear Channel Outdoor Holdings, Inc., Class A		2,500	26,475
Comcast Corp., Class A		98,672	5,723,963
Crown Media Holdings, Inc., Class A	*	5,899	20,882
Cumulus Media, Inc., Class A	*	2,174	9,196
DIRECTV	*	18,126	1,571,524
Discovery Communications, Inc., Class A	*	9,058	312,048
Discovery Communications, Inc., Class C	*	9,058	305,436
DISH Network Corp., Class A	*	9,231	672,848
DreamWorks Animation SKG, Inc., Class A	*	1,300	29,029

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Entercom Communications Corp., Class A	*	2,183	$26,545
Entravision Communications Corp., Class A		2,852	18,481
EW Scripps Co. (The), Class A	*	1,204	26,909
Gannett Co., Inc.		7,301	233,121
Harte-Hanks, Inc.		3,119	24,141
Interpublic Group of Cos., Inc. (The)		17,203	357,306
John Wiley & Sons, Inc., Class A		2,491	147,567
Journal Communications, Inc., Class A	*	3,900	44,577
Liberty Broadband Corp., Class A	*	889	44,530
Liberty Broadband Corp., Class C	*	1,778	88,580
Liberty Media Corp., Series A	*	3,556	125,420
Liberty Media Corp., Series C	*	7,112	249,133
Lions Gate Entertainment Corp.	†	5,038	161,317
Live Nation Entertainment, Inc.	*	5,485	143,213
Madison Square Garden Co. (The), Class A	*	2,261	170,163
McClatchy Co. (The), Class A	*	2,444	8,114
Media General, Inc.	*†	2,225	37,224
Meredith Corp.		2,083	113,149
National CineMedia, Inc.		2,226	31,988
New York Times Co. (The), Class A		5,682	75,116
News Corp., Class A	*	17,563	275,564
Nexstar Broadcasting Group, Inc., Class A		902	46,715
Omnicom Group, Inc.		9,924	768,812
Radio Unica Communications Corp.	*‡d	1,900	—
Regal Entertainment Group, Class A	†	2,743	58,591
Salem Communications Corp., Class A		850	6,647
Scholastic Corp.	†	1,845	67,195
Scripps Networks Interactive, Inc., Class A		3,612	271,875
Sinclair Broadcast Group, Inc., Class A	†	2,049	56,061
Sirius XM Holdings, Inc.	*	109,168	382,088
Starz, Class A	*	4,301	127,740
Thomson Reuters Corp.		13,044	526,195
Time Warner Cable, Inc.		10,867	1,652,436
Time Warner, Inc.		34,131	2,915,470
Time, Inc.	†	4,387	107,964
Twenty-First Century Fox, Inc., Class A		73,544	2,824,457
Viacom, Inc., Class B		16,933	1,274,208
Walt Disney Co. (The)		65,925	6,209,476
World Wrestling Entertainment, Inc., Class A	†	1,030	12,710

			30,485,464

		Shares	Value
Metals & Mining—0.5%
AK Steel Holding Corp.	*†	5,009	$29,753
Alcoa, Inc.		42,614	672,875
Allegheny Technologies, Inc.		3,760	130,735
Allied Nevada Gold Corp.	*†	3,041	2,646
Ampco-Pittsburgh Corp.		613	11,800
Carpenter Technology Corp.		1,882	92,688
Century Aluminum Co.	*	865	21,106
Cliffs Natural Resources, Inc.	†	4,448	31,759
Coeur Mining, Inc.	*†	7,315	37,380
Commercial Metals Co.		4,080	66,463
Compass Minerals International, Inc.		1,915	166,279
Freeport-McMoRan, Inc.		40,638	949,304
Hecla Mining Co.	†	20,609	57,499
Kaiser Aluminum Corp.		1,591	113,645
Materion Corp.		1,122	39,528
Molycorp, Inc.	*†	7,253	6,387
Newmont Mining Corp.		16,854	318,541
Nucor Corp.		10,963	537,735
Reliance Steel & Aluminum Co.		2,966	181,727
Royal Gold, Inc.		2,286	143,332
RTI International Metals, Inc.	*	1,363	34,429
Schnitzer Steel Industries, Inc., Class A		693	15,634
Southern Copper Corp.		7,739	218,240
Steel Dynamics, Inc.		8,080	159,499
Stillwater Mining Co.	*	3,727	54,936
SunCoke Energy, Inc.		1,473	28,488
Tahoe Resources, Inc.		5,318	73,761
TimkenSteel Corp.		1,851	68,543
United States Steel Corp.		5,607	149,931
US Silica Holdings, Inc.		784	20,141
Walter Energy, Inc.		1,840	2,539
Worthington Industries, Inc.		3,575	107,572

			4,544,895

Multiline Retail—0.7%
Big Lots, Inc.		1,874	74,998
Dillard’s, Inc., Class A		1,535	192,151
Dollar General Corp.	*	12,040	851,228
Dollar Tree, Inc.	*	8,356	588,095
Family Dollar Stores, Inc.		3,743	296,483
Fred’s, Inc., Class A		1,781	31,007
J.C. Penney Co., Inc.	*†	7,928	51,374
Kohl’s Corp.		7,696	469,764
Macy’s, Inc.		14,423	948,312
Nordstrom, Inc.		6,080	482,691
Sears Holdings Corp.	*†	2,729	90,003
Target Corp.		23,009	1,746,613
Tuesday Morning Corp.	*†	1,816	39,407

			5,862,126

Multi-Utilities—1.0%
Alliant Energy Corp.		4,491	298,292
Ameren Corp.		8,429	388,830
Avista Corp.		1,759	62,181
Black Hills Corp.		2,041	108,255
CenterPoint Energy, Inc.		16,026	375,489
CMS Energy Corp.		11,539	400,980
Consolidated Edison, Inc.		10,976	724,526
Dominion Resources, Inc.		21,301	1,638,047
DTE Energy Co.		5,654	488,336
Integrys Energy Group, Inc.		3,108	241,958

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
MDU Resources Group, Inc.		7,657	$179,940
NiSource, Inc.		10,893	462,081
NorthWestern Corp.		1,449	81,984
PG&E Corp.		17,518	932,658
Public Service Enterprise Group, Inc.		17,215	712,873
SCANA Corp.		4,791	289,376
Sempra Energy		9,100	1,013,376
TECO Energy, Inc.		7,797	159,761
Vectren Corp.		3,706	171,328
Wisconsin Energy Corp.		9,128	481,411

			9,211,682

Oil, Gas & Consumable Fuels—6.0%
Abraxas Petroleum Corp.	*	7,391	21,730
Adams Resources & Energy, Inc.		1,006	50,250
Alpha Natural Resources, Inc.	*†	8,351	13,946
American Eagle Energy Corp.	*†	6,872	4,279
Anadarko Petroleum Corp.		18,954	1,563,705
Antero Resources Corp.	*†	707	28,690
Apache Corp.		15,202	952,709
Apco Oil and Gas International, Inc.	*	1,181	16,569
Arch Coal, Inc.	†	7,214	12,841
Bill Barrett Corp.	*	4,290	48,863
Bonanza Creek Energy, Inc.	*	2,369	56,856
BPZ Resources, Inc.	*†	4,003	1,157
Cabot Oil & Gas Corp.		16,664	493,421
California Resources Corp.	*	12,078	66,550
Callon Petroleum Co.	*	4,584	24,983
Carrizo Oil & Gas, Inc.	*	1,800	74,880
Cheniere Energy, Inc.	*	8,492	597,837
Chesapeake Energy Corp.		20,459	400,383
Chevron Corp.		72,098	8,087,954
Cimarex Energy Co.		3,372	357,432
Clayton Williams Energy, Inc.	*	550	35,090
Cobalt International Energy, Inc.	*	13,233	117,641
Comstock Resources, Inc.	†	1,735	11,815
Concho Resources, Inc.	*	3,943	393,314
ConocoPhillips		46,362	3,201,760
CONSOL Energy, Inc.		7,662	259,052
Contango Oil & Gas Co.	*	400	11,696
Continental Resources, Inc.	*	4,100	157,276
Delek US Holdings, Inc.		1,285	35,055
Denbury Resources, Inc.		16,015	130,202
Devon Energy Corp.		14,461	885,158
Diamondback Energy, Inc.	*	848	50,693
Emerald Oil, Inc.	*†	4,541	5,449
Energen Corp.		2,644	168,581
Energy XXI Ltd.	†	3,270	10,660
EOG Resources, Inc.		20,396	1,877,860
EQT Corp.		5,288	400,302
EXCO Resources, Inc.	†	10,900	23,653
Exxon Mobil Corp.		162,153	14,991,045
FX Energy, Inc.	*†	3,496	5,419
GasLog Ltd. (Monaco)	†	1,355	27,574
Gastar Exploration, Inc.	*	11,611	27,983
Golar LNG Ltd. (Bermuda)	†	2,827	103,101
Goodrich Petroleum Corp.	*†	1,566	6,953
Gulfport Energy Corp.	*	3,188	133,067

		Shares	Value
Halcon Resources Corp.	*†	11,719	$20,860
Harvest Natural Resources, Inc.	*†	8,318	15,056
Hess Corp.		11,260	831,213
HollyFrontier Corp.		7,651	286,759
Kinder Morgan, Inc.		49,179	2,080,763
Laredo Petroleum, Inc.	*†	1,385	14,335
Magnum Hunter Resources Corp.	*†	8,937	28,062
Marathon Oil Corp.		25,577	723,573
Marathon Petroleum Corp.		10,217	922,186
Matador Resources Co.	*	1,536	31,073
Miller Energy Resources, Inc.	*†	7,286	9,108
Murphy Oil Corp.		7,752	391,631
Newfield Exploration Co.	*	3,712	100,669
Noble Energy, Inc.		13,077	620,242
Oasis Petroleum, Inc.	*	3,200	52,928
Occidental Petroleum Corp.		30,195	2,434,019
ONEOK, Inc.		7,816	389,159
PBF Energy, Inc., Class A		1,307	34,818
PDC Energy, Inc.	*	1,250	51,588
Peabody Energy Corp.	†	10,624	82,230
Penn Virginia Corp.	*†	6,869	45,885
PetroQuest Energy, Inc.	*	3,346	12,514
Phillips 66		22,053	1,581,200
Pioneer Natural Resources Co.		5,081	756,307
QEP Resources, Inc.		7,412	149,871
Quicksilver Resources, Inc.	*†	3,960	785
Range Resources Corp.		5,516	294,830
Resolute Energy Corp.	*†	5,042	6,655
Rosetta Resources, Inc.	*	3,400	75,854
Sanchez Energy Corp.	*†	1,138	10,572
SandRidge Energy, Inc.	*†	26,990	49,122
Scorpio Tankers, Inc. (Monaco)		12,382	107,600
SemGroup Corp., Class A		2,433	166,393
Ship Finance International Ltd. (Norway)		3,352	47,330
SM Energy Co.		2,262	87,268
Solazyme, Inc.	*†	3,533	9,115
Southwestern Energy Co.	*	12,344	336,868
Spectra Energy Corp.		23,691	859,983
Stone Energy Corp.	*	1,208	20,391
Swift Energy Co.	*†	1,142	4,625
Synergy Resources Corp.	*	3,171	39,764
Targa Resources Corp.		1,879	199,268
Teekay Corp. (Bermuda)		1,691	86,055
Tesoro Corp.		5,939	441,565
TransAtlantic Petroleum Ltd.	*†	3,715	20,024
Triangle Petroleum Corp.	*†	3,646	17,428
Ultra Petroleum Corp.	*†	7,839	103,161
VAALCO Energy, Inc.	*	3,800	17,328
Valero Energy Corp.		20,375	1,008,563
Warren Resources, Inc.	*	3,600	5,796
Western Refining, Inc.		2,500	94,450
Westmoreland Coal Co.	*	1,163	38,623
Whiting Petroleum Corp.	*	7,155	236,099
Williams Cos., Inc. (The)		26,127	1,174,147
World Fuel Services Corp.		1,920	90,106
WPX Energy, Inc.	*	8,069	93,842

			53,355,093

Paper & Forest Products—0.2%
Clearwater Paper Corp.	*	924	63,340
Deltic Timber Corp.		724	49,521
Domtar Corp. (Canada)		2,776	111,651

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
International Paper Co.		17,689	$947,777
KapStone Paper and Packaging Corp.		5,716	167,536
Louisiana-Pacific Corp.	*†	4,396	72,798
Neenah Paper, Inc.		652	39,296
P.H. Glatfelter Co.		1,740	44,492
Schweitzer-Mauduit International, Inc.		1,448	61,250
Wausau Paper Corp.		1,903	21,637

			1,579,298

Personal Products—0.1%
Avon Products, Inc.		14,351	134,756
Elizabeth Arden, Inc.	*†	1,017	21,754
Estee Lauder Cos., Inc. (The), Class A		9,518	725,272
Herbalife Ltd.	†	3,985	150,234
Medifast, Inc.	*	734	24,626
Nu Skin Enterprises, Inc., Class A	†	2,249	98,281
USANA Health Sciences, Inc.	*	593	60,836

			1,215,759

Pharmaceuticals—5.2%
AbbVie, Inc.		60,297	3,945,836
AcelRx Pharmaceuticals, Inc.	*†	3,645	24,531
Actavis plc	*	9,752	2,510,262
Alimera Sciences, Inc.	*†	6,205	34,376
Allergan, Inc.		11,483	2,441,171
Avanir Pharmaceuticals, Inc.	*	12,245	207,553
BioDelivery Sciences International, Inc.	*	3,488	41,926
Bristol-Myers Squibb Co.		62,078	3,664,464
Depomed, Inc.	*	3,130	50,424
Eli Lilly & Co.		37,950	2,618,171
Endo International plc (Ireland)	*	5,226	376,899
Horizon Pharma plc	*†	2,686	34,623
Hospira, Inc.	*	5,415	331,669
Impax Laboratories, Inc.	*	4,794	151,874
Jazz Pharmaceuticals plc (Ireland)	*	1,945	318,455
Johnson & Johnson		107,030	11,192,127
Mallinckrodt plc	*	3,948	390,971
Medicines Co. (The)	*	2,018	55,838
Merck & Co., Inc.		111,047	6,306,359
Mylan, Inc.	*	14,632	824,806
Nektar Therapeutics	*	7,926	122,853
Omeros Corp.	*†	2,562	63,486
Pacira Pharmaceuticals, Inc.	*†	2,084	184,767
Pernix Therapeutics Holdings, Inc.	*	4,696	44,095
Perrigo Co. plc (Ireland)		5,212	871,238
Pfizer, Inc.		242,145	7,542,817
POZEN, Inc.	*	1,014	8,112
Prestige Brands Holdings, Inc.	*	1,164	40,414
Salix Pharmaceuticals Ltd.	*	2,346	269,649
SciClone Pharmaceuticals, Inc.	*	1,700	14,892
TherapeuticsMD, Inc.	*†	8,137	36,210
Theravance Biopharma, Inc. (Cayman Islands)	*†	921	13,741
Theravance, Inc.	†	3,224	45,620
VIVUS, Inc.	*†	1,630	4,694

		Shares	Value
XenoPort, Inc.	*	1,939	$17,005
Zoetis, Inc.		19,148	823,938

			45,625,866

Professional Services—0.4%
Acacia Research Corp.	†	2,593	43,926
Advisory Board Co. (The)	*	1,900	93,062
Barrett Business Services, Inc.		1,310	35,894
CDI Corp.		1,131	20,030
Corporate Executive Board Co. (The)		1,507	109,303
CRA International, Inc.	*	986	29,896
Dun & Bradstreet Corp. (The)		1,546	187,004
Equifax, Inc.		4,141	334,883
FTI Consulting, Inc.	*	1,735	67,023
Heidrick & Struggles International, Inc.		865	19,938
Huron Consulting Group, Inc.	*	988	67,569
IHS, Inc., Class A	*	2,723	310,095
Insperity, Inc.		1,143	38,736
Kelly Services, Inc., Class A		1,173	19,965
Kforce, Inc.		297	7,167
Korn/Ferry International	*	1,624	46,706
ManpowerGroup, Inc.		3,593	244,935
Navigant Consulting, Inc.	*	2,313	35,551
Nielsen NV		9,396	420,283
On Assignment, Inc.	*	1,243	41,255
Resources Connection, Inc.		2,060	33,887
Robert Half International, Inc.		3,922	228,966
Towers Watson & Co., Class A		2,923	330,796
TrueBlue, Inc.	*	2,485	55,291
Verisk Analytics, Inc., Class A	*	5,615	359,641
WageWorks, Inc.	*	834	53,851

			3,235,653

Real Estate Investment Trusts (REITs)—3.6%
Acadia Realty Trust REIT		1,368	43,817
Agree Realty Corp. REIT		814	25,307
Alexander’s, Inc. REIT		78	34,100
Alexandria Real Estate Equities, Inc. REIT		3,569	316,713
Altisource Residential Corp. REIT (Virgin Islands, U.S.)		1,595	30,943
American Campus Communities, Inc. REIT		5,228	216,230
American Capital Agency Corp. REIT		11,950	260,869
American Homes 4 Rent, Class A REIT		2,292	39,033
American Realty Capital Healthcare Trust, Inc. REIT		3,791	45,113
American Realty Capital Properties, Inc. REIT		32,434	293,528
American Tower Corp. REIT		15,051	1,487,791
AmREIT, Inc. REIT		4,367	115,900
Annaly Capital Management, Inc. REIT		37,828	408,921
Anworth Mortgage Asset Corp. REIT		12,920	67,830
Apartment Investment & Management Co., Class A REIT		5,659	210,232
Armada Hoffler Properties, Inc. REIT		2,694	25,566

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
ARMOUR Residential REIT, Inc. REIT		15,586	$57,357
Ashford Hospitality Prime, Inc. REIT		840	14,414
Ashford Hospitality Trust, Inc. REIT		4,200	44,016
Associated Estates Realty Corp. REIT		5,662	131,415
AvalonBay Communities, Inc. REIT		5,028	821,525
BioMed Realty Trust, Inc. REIT		6,210	133,763
Boston Properties, Inc. REIT		5,462	702,905
Brandywine Realty Trust REIT		6,105	97,558
Camden Property Trust REIT		4,149	306,362
Capstead Mortgage Corp. REIT	†	2,400	29,472
CareTrust REIT, Inc. REIT		2,939	36,238
CatchMark Timber Trust, Inc., Class A REIT		3,104	35,137
CBL & Associates Properties, Inc. REIT		7,509	145,825
Cedar Realty Trust, Inc. REIT		10,942	80,314
Chambers Street Properties REIT		6,657	53,655
Chatham Lodging Trust REIT		3,723	107,855
Chesapeake Lodging Trust REIT		1,373	51,089
Chimera Investment Corp. REIT		42,645	135,611
Colony Financial, Inc. REIT		6,320	150,542
Columbia Property Trust, Inc. REIT		1,640	41,574
Corporate Office Properties Trust REIT	†	1,904	54,017
Corrections Corp. of America REIT		5,829	211,826
Cousins Properties, Inc. REIT		2,489	28,424
Crown Castle International Corp. REIT		12,722	1,001,221
CubeSmart REIT		8,821	194,679
CYS Investments, Inc. REIT		4,654	40,583
DCT Industrial Trust, Inc. REIT		1,644	58,625
DDR Corp. REIT		10,035	184,243
DiamondRock Hospitality Co. REIT		4,047	60,179
Digital Realty Trust, Inc. REIT		5,165	342,440
Douglas Emmett, Inc. REIT		4,212	119,621
Duke Realty Corp. REIT		14,966	302,313
DuPont Fabros Technology, Inc. REIT		4,666	155,098
EastGroup Properties, Inc. REIT		1,538	97,386
EPR Properties REIT		2,733	157,503
Equity Commonwealth REIT		2,285	58,656
Equity LifeStyle Properties, Inc. REIT		2,280	117,534
Equity One, Inc. REIT		2,619	66,418
Equity Residential REIT		14,255	1,024,079
Essex Property Trust, Inc. REIT		2,445	505,137
Excel Trust, Inc. REIT		6,782	90,811
Extra Space Storage, Inc. REIT		3,500	205,240
Federal Realty Investment Trust REIT		2,295	306,291
FelCor Lodging Trust, Inc. REIT		11,241	121,628
First Industrial Realty Trust, Inc. REIT		6,729	138,348
First Potomac Realty Trust REIT		1,628	20,122

		Shares	Value
Franklin Street Properties Corp. REIT		2,200	$26,994
Gaming and Leisure Properties, Inc. REIT		3,091	90,690
General Growth Properties, Inc. REIT		21,432	602,882
Geo Group, Inc. (The) REIT		2,829	114,178
Getty Realty Corp. REIT		1,747	31,813
Glimcher Realty Trust REIT		9,231	126,834
Government Properties Income Trust REIT		3,576	82,284
Gramercy Property Trust, Inc. REIT		10,832	74,741
Hatteras Financial Corp. REIT		1,935	35,662
HCP, Inc. REIT		16,845	741,685
Health Care REIT, Inc. REIT		12,097	915,380
Healthcare Realty Trust, Inc. REIT		1,881	51,389
Healthcare Trust of America, Inc., Class A REIT		1,680	45,259
Hersha Hospitality Trust REIT		7,029	49,414
Highwoods Properties, Inc. REIT		2,393	105,962
Home Properties, Inc. REIT		1,390	91,184
Hospitality Properties Trust REIT		2,923	90,613
Host Hotels & Resorts, Inc. REIT		29,698	705,921
Hudson Pacific Properties, Inc. REIT		2,051	61,653
Inland Real Estate Corp. REIT		2,302	25,207
Invesco Mortgage Capital, Inc. REIT		3,087	47,725
Investors Real Estate Trust REIT		2,989	24,420
Iron Mountain, Inc. REIT		8,571	331,355
iStar Financial, Inc. REIT	*	7,235	98,758
Kilroy Realty Corp. REIT		3,732	257,769
Kimco Realty Corp. REIT		15,341	385,673
Kite Realty Group Trust REIT		663	19,055
Lamar Advertising Co., Class A REIT		3,479	186,614
LaSalle Hotel Properties REIT		6,253	253,059
Lexington Realty Trust REIT		9,308	102,202
Liberty Property Trust REIT		4,451	167,491
LTC Properties, Inc. REIT		2,385	102,960
Macerich Co. (The) REIT		5,275	439,988
Mack-Cali Realty Corp. REIT		2,488	47,421
Medical Properties Trust, Inc. REIT		9,571	131,888
MFA Financial, Inc. REIT		10,801	86,300
Mid-America Apartment Communities, Inc. REIT		1,946	145,327
Monmouth Real Estate Investment Corp. REIT	†	3,275	36,254
National Health Investors, Inc. REIT		979	68,491
National Retail Properties, Inc. REIT		3,464	136,378
New York Mortgage Trust, Inc. REIT	†	8,120	62,605
NorthStar Realty Finance Corp. REIT		7,137	125,468
Omega Healthcare Investors, Inc. REIT	†	4,100	160,187
Outfront Media, Inc. REIT		4,516	121,209
Owens Realty Mortgage, Inc. REIT		2,081	30,487

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Paramount Group, Inc. REIT	*	4,781	$88,879
Parkway Properties, Inc. REIT		5,570	102,432
Pebblebrook Hotel Trust REIT		4,175	190,505
Pennsylvania Real Estate Investment Trust REIT		1,510	35,425
PennyMac Mortgage Investment Trust REIT		5,770	121,689
Physicians Realty Trust REIT		2,896	48,074
Piedmont Office Realty Trust, Inc., Class A REIT		3,057	57,594
Plum Creek Timber Co., Inc. REIT		6,990	299,102
Post Properties, Inc. REIT		2,078	122,124
Potlatch Corp. REIT		1,618	67,746
Prologis, Inc. REIT		18,429	793,000
PS Business Parks, Inc. REIT		599	47,644
Public Storage REIT		5,376	993,754
QTS Realty Trust, Inc., Class A REIT		1,447	48,966
RAIT Financial Trust REIT	†	7,882	60,455
Ramco-Gershenson Properties Trust REIT		1,275	23,894
Rayonier, Inc. REIT		5,004	139,812
Realty Income Corp. REIT	†	6,943	331,251
Redwood Trust, Inc. REIT	†	1,008	19,858
Regency Centers Corp. REIT		2,745	175,076
Retail Opportunity Investments Corp. REIT		7,505	126,009
Retail Properties of America, Inc., Class A REIT		3,613	60,301
Rexford Industrial Realty, Inc. REIT		2,874	45,151
RLJ Lodging Trust REIT		4,345	145,688
Rouse Properties, Inc. REIT	†	579	10,723
Ryman Hospitality Properties, Inc. REIT	†	2,005	105,744
Sabra Health Care REIT, Inc. REIT		694	21,077
Saul Centers, Inc. REIT		987	56,447
Senior Housing Properties Trust REIT		5,370	118,731
Silver Bay Realty Trust Corp. REIT		489	8,098
Simon Property Group, Inc. REIT		11,684	2,127,773
SL Green Realty Corp. REIT		3,603	428,829
Sovran Self Storage, Inc. REIT		1,269	110,682
Spirit Realty Capital, Inc. REIT		14,667	174,391
Starwood Property Trust, Inc. REIT	†	8,338	193,775
Starwood Waypoint Residential Trust REIT	†	1,667	43,959
Strategic Hotels & Resorts, Inc. REIT	*	13,392	177,176
Sun Communities, Inc. REIT		1,061	64,148
Sunstone Hotel Investors, Inc. REIT		5,275	87,090
Tanger Factory Outlet Centers, Inc. REIT		2,442	90,256
Taubman Centers, Inc. REIT		2,083	159,183
Terreno Realty Corp. REIT		4,464	92,092
Trade Street Residential, Inc. REIT	†	5,386	41,418

		Shares	Value
Two Harbors Investment Corp. REIT		10,028	$100,481
UDR, Inc. REIT		12,278	378,408
UMH Properties, Inc. REIT		4,155	39,680
Universal Health Realty Income Trust REIT		1,333	64,144
Ventas, Inc. REIT		10,699	767,118
Vornado Realty Trust REIT		7,263	854,928
Washington Prime Group, Inc. REIT		5,842	100,599
Washington Real Estate Investment Trust REIT		1,834	50,728
Weingarten Realty Investors REIT		3,474	121,312
Weyerhaeuser Co. REIT		19,608	703,731
Whitestone REIT REIT		2,786	42,096
WP Carey, Inc. REIT		2,497	175,040

			31,754,057

Real Estate Management & Development—0.2%
Alexander & Baldwin, Inc.		1,466	57,555
Altisource Asset Management Corp. (Virgin Islands, U.S.)	*	55	17,056
Altisource Portfolio Solutions SA (Luxembourg)	*†	359	12,131
CBRE Group, Inc., Class A	*	9,507	325,615
Forest City Enterprises, Inc., Class A	*	9,240	196,812
Forestar Group, Inc.	*†	1,502	23,131
Howard Hughes Corp. (The)	*	1,716	223,801
Jones Lang LaSalle, Inc.		1,311	196,558
Kennedy-Wilson Holdings, Inc.		1,568	39,670
Realogy Holdings Corp.	*	5,690	253,148
St. Joe Co. (The)	*	3,582	65,873
Tejon Ranch Co.	*	858	25,277

			1,436,627

Road & Rail—1.1%
AMERCO		434	123,369
ArcBest Corp.		903	41,872
Avis Budget Group, Inc.	*	4,424	293,444
Con-way, Inc.		2,160	106,229
CSX Corp.		37,182	1,347,104
Genesee & Wyoming, Inc., Class A	*	1,576	141,714
Heartland Express, Inc.		4,220	113,982
Hertz Global Holdings, Inc.	*	15,313	381,906
J.B. Hunt Transport Services, Inc.		3,333	280,805
Kansas City Southern		4,402	537,176
Knight Transportation, Inc.		3,879	130,567
Landstar System, Inc.		2,256	163,628
Norfolk Southern Corp.		11,527	1,263,474
Old Dominion Freight Line, Inc.	*	3,421	265,606
Ryder System, Inc.		2,947	273,629
Saia, Inc.	*	2,493	138,013
Swift Transportation Co.	*	5,786	165,653
Union Pacific Corp.		34,728	4,137,147
Werner Enterprises, Inc.		2,915	90,802
YRC Worldwide, Inc.	*†	1,193	26,831

			10,022,951

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Semiconductors & Semiconductor Equipment—2.5%
Advanced Energy Industries, Inc.	*	1,428	$33,844
Advanced Micro Devices, Inc.	*†	21,447	57,264
Alpha & Omega Semiconductor Ltd.	*	8,591	76,030
Altera Corp.		11,427	422,113
Ambarella, Inc.	*†	1,314	66,646
Amkor Technology, Inc.	*	7,211	51,198
Analog Devices, Inc.		11,925	662,076
Applied Materials, Inc.		43,119	1,074,525
Applied Micro Circuits Corp.	*	3,186	20,773
Atmel Corp.	*	18,733	157,264
Avago Technologies Ltd. (Singapore)		9,128	918,186
Axcelis Technologies, Inc.	*	4,095	10,483
Broadcom Corp., Class A		21,893	948,624
Brooks Automation, Inc.		3,103	39,563
Cabot Microelectronics Corp.	*	1,049	49,639
Cavium, Inc.	*	1,864	115,232
CEVA, Inc.	*	692	12,553
Cirrus Logic, Inc.	*	2,946	69,437
Cohu, Inc.		859	10,222
Cree, Inc.	*†	5,646	181,914
Cypress Semiconductor Corp.	*†	4,876	69,629
Diodes, Inc.	*	2,400	66,168
DSP Group, Inc.	*	1,194	12,979
Entegris, Inc.	*	5,738	75,799
Entropic Communications, Inc.	*	12,340	31,220
Exar Corp.	*	1,758	17,932
Fairchild Semiconductor International, Inc.	*	4,903	82,763
First Solar, Inc.	*	2,540	113,271
FormFactor, Inc.	*	1,417	12,186
Freescale Semiconductor Ltd.	*†	1,768	44,607
Integrated Device Technology, Inc.	*	8,168	160,093
Integrated Silicon Solution, Inc.		1,269	21,027
Intel Corp.		187,128	6,790,875
International Rectifier Corp.	*	2,631	104,977
Intersil Corp., Class A		5,757	83,304
IXYS Corp.		1,329	16,745
KLA-Tencor Corp.		5,600	393,792
Kopin Corp.	*	2,431	8,800
Lam Research Corp.		6,125	485,958
Lattice Semiconductor Corp.	*	4,395	30,282
Linear Technology Corp.		7,773	354,449
Marvell Technology Group Ltd. (Bermuda)		18,500	268,250
Maxim Integrated Products, Inc.		9,481	302,159
Micrel, Inc.		3,731	54,137
Microchip Technology, Inc.		6,639	299,485
Micron Technology, Inc.	*	38,531	1,348,970
Microsemi Corp.	*	2,474	70,212
MKS Instruments, Inc.		2,455	89,853
NVE Corp.	*	348	24,635
NVIDIA Corp.		20,184	404,689
OmniVision Technologies, Inc.	*	2,354	61,204
ON Semiconductor Corp.	*	23,913	242,239
PDF Solutions, Inc.	*	974	14,474
Pericom Semiconductor Corp.	*	1,023	13,851

		Shares	Value
Photronics, Inc.	*	1,388	$11,534
PMC-Sierra, Inc.	*	7,045	64,532
Power Integrations, Inc.		1,952	100,996
QuickLogic Corp.	*†	8,386	26,332
Rambus, Inc.	*	4,071	45,147
RF Micro Devices, Inc.	*	8,143	135,092
Rubicon Technology, Inc.	*†	4,910	22,439
Rudolph Technologies, Inc.	*	1,247	12,757
Semtech Corp.	*	2,970	81,883
Silicon Image, Inc.	*	2,948	16,273
Silicon Laboratories, Inc.	*	2,124	101,145
Skyworks Solutions, Inc.		5,822	423,318
SunEdison, Inc.	*†	11,936	232,871
SunPower Corp.	*†	1,759	45,435
Synaptics, Inc.	*	1,586	109,180
Teradyne, Inc.		7,938	157,093
Tessera Technologies, Inc.		1,560	55,786
Texas Instruments, Inc.		40,789	2,180,784
TriQuint Semiconductor, Inc.	*	4,918	135,491
Ultra Clean Holdings, Inc.	*	4,664	43,282
Ultratech, Inc.	*	971	18,022
Veeco Instruments, Inc.	*	1,294	45,135
Vitesse Semiconductor Corp.	*	11,946	45,156
Xcerra Corp.	*	1,358	12,439
Xilinx, Inc.		8,908	385,627

			21,656,349

Software—3.8%
ACI Worldwide, Inc.	*	4,959	100,023
Activision Blizzard, Inc.		17,758	357,824
Actuate Corp.	*	2,084	13,754
Adobe Systems, Inc.	*	18,524	1,346,695
Advent Software, Inc.		2,902	88,917
American Software, Inc., Class A		1,950	17,765
ANSYS, Inc.	*	3,449	282,818
Aspen Technology, Inc.	*	3,661	128,208
Autodesk, Inc.	*	9,258	556,035
Blackbaud, Inc.		2,650	114,639
CA, Inc.		11,593	353,007
Cadence Design Systems, Inc.	*	10,745	203,833
Callidus Software, Inc.	*	172	2,809
CDK Global, Inc.		6,017	245,253
Citrix Systems, Inc.	*	7,179	458,020
CommVault Systems, Inc.	*	1,510	78,052
Covisint Corp.	*	1,052	2,788
Ebix, Inc.	†	2,802	47,606
Electronic Arts, Inc.	*	12,060	567,001
Epiq Systems, Inc.		1,087	18,566
FactSet Research Systems, Inc.	†	1,490	209,718
Fair Isaac Corp.		2,628	190,004
FireEye, Inc.	*†	2,952	93,224
Fortinet, Inc.	*	5,654	173,352
Gigamon, Inc.	*†	2,114	37,481
Glu Mobile, Inc.	*†	10,871	42,397
Guidewire Software, Inc.	*	3,146	159,282
Imperva, Inc.	*	1,888	93,324
Informatica Corp.	*	3,171	120,926
Interactive Intelligence Group, Inc.	*†	950	45,505
Intuit, Inc.		11,315	1,043,130
Manhattan Associates, Inc.	*	4,784	194,804
Mentor Graphics Corp.		2,745	60,170
Microsoft Corp.		312,251	14,504,059

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
MicroStrategy, Inc., Class A	*	513	$83,311
NetScout Systems, Inc.	*	1,250	45,675
NetSuite, Inc.	*†	1,276	139,301
Nuance Communications, Inc.	*	9,517	135,808
Oracle Corp.		125,148	5,627,906
Pegasystems, Inc.		4,282	88,937
Progress Software Corp.	*	1,983	53,581
Proofpoint, Inc.	*	1,126	54,307
PTC, Inc.	*	4,423	162,103
Qlik Technologies, Inc.	*†	5,245	162,018
Red Hat, Inc.	*	7,251	501,334
Rovi Corp.	*	3,917	88,485
salesforce.com, Inc.	*	22,484	1,333,526
SeaChange International, Inc.	*	958	6,112
ServiceNow, Inc.	*	4,208	285,513
Silver Spring Networks, Inc.	*†	2,969	25,029
SolarWinds, Inc.	*	1,876	93,481
Solera Holdings, Inc.		3,377	172,835
Splunk, Inc.	*	4,640	273,528
SS&C Technologies Holdings, Inc.		3,677	215,068
Symantec Corp.		26,135	670,493
Synopsys, Inc.	*	6,501	282,598
Tableau Software, Inc., Class A	*	632	53,568
Take-Two Interactive Software, Inc.	*	2,643	74,083
TiVo, Inc.	*	2,696	31,921
Tyler Technologies, Inc.	*	1,886	206,404
Ultimate Software Group, Inc. (The)	*	1,242	182,344
VASCO Data Security International, Inc.	*†	3,804	107,311
Verint Systems, Inc.	*	3,366	196,170
VirnetX Holding Corp.	*†	2,400	13,176
VMware, Inc., Class A	*	3,264	269,345
Vringo, Inc.	*†	10,252	5,640
Workday, Inc., Class A	*	3,054	249,237
Zynga, Inc., Class A	*	26,117	69,471

			33,910,608

Specialty Retail—2.6%
Aaron’s, Inc.		2,908	88,897
Abercrombie & Fitch Co., Class A	†	3,072	87,982
Advance Auto Parts, Inc.		3,235	515,271
Aeropostale, Inc.	*†	2,075	4,814
American Eagle Outfitters, Inc.		12,752	176,998
America’s Car-Mart, Inc.	*	354	18,896
ANN, Inc.	*	2,733	99,700
Asbury Automotive Group, Inc.	*	1,342	101,885
Ascena Retail Group, Inc.	*	5,194	65,237
AutoNation, Inc.	*	2,555	154,347
AutoZone, Inc.	*	1,308	809,796
Barnes & Noble, Inc.	*	828	19,226
bebe stores, Inc.		790	1,730
Bed Bath & Beyond, Inc.	*	7,504	571,580
Best Buy Co., Inc.		9,299	362,475
Big 5 Sporting Goods Corp.		1,071	15,669
Brown Shoe Co., Inc.		1,791	57,581
Buckle, Inc. (The)	†	1,236	64,915
Cabela’s, Inc.	*	1,696	89,396
CarMax, Inc.	*	7,970	530,643
Cato Corp. (The), Class A		1,761	74,279

		Shares	Value
Chico’s FAS, Inc.		7,236	$117,295
Children’s Place, Inc. (The)		1,144	65,208
Conn’s, Inc.	*†	871	16,279
CST Brands, Inc.		2,444	106,583
Destination Maternity Corp.		1,200	19,140
Destination XL Group, Inc.	*	1,930	10,538
Dick’s Sporting Goods, Inc.		2,480	123,132
DSW, Inc., Class A		1,192	44,462
Express, Inc.	*	6,015	88,360
Finish Line, Inc. (The), Class A		1,917	46,602
Five Below, Inc.	*	1,062	43,361
Foot Locker, Inc.		5,840	328,091
GameStop Corp., Class A	†	4,171	140,980
Gap, Inc. (The)		11,079	466,537
Genesco, Inc.	*	921	70,567
GNC Holdings, Inc., Class A		2,440	114,582
Group 1 Automotive, Inc.		1,068	95,714
Guess?, Inc.		1,639	34,550
Haverty Furniture Cos., Inc.		1,111	24,453
Hibbett Sports, Inc.	*	1,396	67,608
Home Depot, Inc. (The)		52,250	5,484,682
Kirkland’s, Inc.	*	833	19,692
L Brands, Inc.		9,309	805,694
Lithia Motors, Inc., Class A		862	74,727
Lowe’s Cos., Inc.		39,727	2,733,218
Lumber Liquidators Holdings, Inc.	*†	769	50,992
MarineMax, Inc.	*	800	16,040
Men’s Wearhouse, Inc. (The)		2,437	107,593
Monro Muffler Brake, Inc.	†	1,487	85,949
Murphy USA, Inc.	*	1,451	99,916
Office Depot, Inc.	*	21,441	183,857
O’Reilly Automotive, Inc.	*	3,911	753,337
Outerwall, Inc.	*	1,075	80,861
Penske Automotive Group, Inc.		1,654	81,162
Pep Boys-Manny, Moe & Jack (The)	*	2,200	21,604
PetSmart, Inc.		3,546	288,272
Pier 1 Imports, Inc.	†	3,712	57,165
Rent-A-Center, Inc.		1,769	64,250
Restoration Hardware Holdings, Inc.	*†	526	50,501
Ross Stores, Inc.		7,877	742,486
Sally Beauty Holdings, Inc.	*	9,008	276,906
Select Comfort Corp.	*	2,104	56,871
Signet Jewelers Ltd. (Bermuda)		3,344	439,970
Sonic Automotive, Inc., Class A		1,649	44,589
Stage Stores, Inc.		2,236	46,285
Staples, Inc.		22,960	416,035
Stein Mart, Inc.		1,261	18,436
Systemax, Inc.	*†	1,358	18,333
Tiffany & Co.		4,057	433,531
TJX Cos., Inc. (The)		26,596	1,823,954
Tractor Supply Co.		5,080	400,406
Ulta Salon Cosmetics & Fragrance, Inc.	*	2,434	311,163
Urban Outfitters, Inc.	*	5,012	176,072
Vitamin Shoppe, Inc.	*	2,795	135,781
West Marine, Inc.	*	803	10,375
Williams-Sonoma, Inc.		3,877	293,411

			22,639,475

Technology Hardware, Storage & Peripherals—3.8%
3D Systems Corp.	*†	4,215	138,547
Apple, Inc.		227,508	25,112,333

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Cray, Inc.	*	714	$24,619
Diebold, Inc.		3,079	106,657
Electronics For Imaging, Inc.	*	2,638	112,985
EMC Corp.		79,499	2,364,300
Hewlett-Packard Co.		71,885	2,884,745
Lexmark International, Inc., Class A		1,492	61,575
NCR Corp.	*	6,904	201,183
NetApp, Inc.		11,382	471,784
QLogic Corp.	*	3,731	49,697
Quantum Corp.	*	6,681	11,759
SanDisk Corp.		8,969	878,783
Silicon Graphics International Corp.	*†	1,843	20,973
Stratasys Ltd.	*	1,440	119,678
Violin Memory, Inc.	*	9,447	45,251
Western Digital Corp.		8,356	925,009

			33,529,878

Textiles, Apparel & Luxury Goods—0.9%
Carter’s, Inc.		1,476	128,870
Coach, Inc.		10,479	393,591
Columbia Sportswear Co.		1,304	58,080
Crocs, Inc.	*	3,600	44,964
Culp, Inc.		888	19,252
Deckers Outdoor Corp.	*	1,935	176,162
Fossil Group, Inc.	*	1,614	178,734
Hanesbrands, Inc.		4,099	457,530
Iconix Brand Group, Inc.	*†	2,737	92,483
Kate Spade & Co.	*	4,930	157,809
Michael Kors Holdings Ltd. (Hong Kong)	*	7,314	549,281
Movado Group, Inc.		1,678	47,605
NIKE, Inc., Class B		26,185	2,517,688
Oxford Industries, Inc.		936	51,677
PVH Corp.		2,525	323,629
Quiksilver, Inc.	*†	4,288	9,477
Ralph Lauren Corp.		2,261	418,647
Sequential Brands Group, Inc.	*†	3,524	46,059
Skechers U.S.A., Inc., Class A	*	1,935	106,909
Steven Madden Ltd.	*	2,533	80,625
Under Armour, Inc., Class A	*	7,748	526,089
Unifi, Inc.	*	876	26,044
V.F. Corp.		12,436	931,456
Wolverine World Wide, Inc.	†	5,178	152,596

			7,495,257

Thrifts & Mortgage Finance—0.2%
Astoria Financial Corp.		3,465	46,292
Bank Mutual Corp.		3,756	25,766
BBX Capital Corp., Class A	*	2,244	36,914
Beneficial Mutual Bancorp, Inc.	*	969	11,890
Brookline Bancorp, Inc.		3,765	37,763
Capitol Federal Financial, Inc.		4,787	61,178
Dime Community Bancshares, Inc.		1,638	26,667
ESB Financial Corp.		5,450	103,223
EverBank Financial Corp.		6,660	126,940
Home Loan Servicing Solutions Ltd. (Cayman Islands)		6,384	124,616
Hudson City Bancorp, Inc.		26,577	268,959
MGIC Investment Corp.	*	16,751	156,119

		Shares	Value
New York Community Bancorp, Inc.		12,640	$202,240
Northwest Bancshares, Inc.		4,608	57,738
Ocwen Financial Corp.	*†	3,358	50,706
People’s United Financial, Inc.		15,654	237,628
Provident Financial Services, Inc.		943	17,030
Radian Group, Inc.		8,446	141,217
Territorial Bancorp, Inc.		2,649	57,086
TFS Financial Corp.		3,398	50,579
Tree.com, Inc.	*	314	15,179
TrustCo Bank Corp. NY		3,435	24,938
Washington Federal, Inc.		3,379	74,845

			1,955,513

Tobacco—1.2%
Alliance One International, Inc.	*	2,000	3,160
Altria Group, Inc.		76,646	3,776,348
Lorillard, Inc.		14,892	937,303
Philip Morris International, Inc.		59,888	4,877,878
Reynolds American, Inc.		11,115	714,361
Universal Corp.	†	1,078	47,410
Vector Group Ltd.		3,356	71,516

			10,427,976

Trading Companies & Distributors—0.3%
Air Lease Corp.		2,229	76,477
Aircastle Ltd.		6,140	131,212
Applied Industrial Technologies, Inc.		2,056	93,733
Beacon Roofing Supply, Inc.	*	2,570	71,446
Fastenal Co.	†	11,276	536,286
GATX Corp.		1,766	101,616
H&E Equipment Services, Inc.		1,600	44,944
HD Supply Holdings, Inc.	*	1,476	43,527
MRC Global, Inc.	*	1,447	21,922
MSC Industrial Direct Co., Inc., Class A	†	1,782	144,787
NOW, Inc.	*†	3,975	102,277
TAL International Group, Inc.	*†	2,773	120,820
United Rentals, Inc.	*	3,667	374,071
Veritiv Corp.	*	338	17,532
W.W. Grainger, Inc.		2,301	586,502
Watsco, Inc.		553	59,171
WESCO International, Inc.	*	1,550	118,125

			2,644,448

Water Utilities—0.1%
American States Water Co.		2,522	94,979
American Water Works Co., Inc.		8,019	427,413
Aqua America, Inc.		5,411	144,474
California Water Service Group		1,930	47,497
Connecticut Water Service, Inc.	†	2,808	101,902
SJW Corp.		1,010	32,441

			848,706

Wireless Telecommunication Services—0.1%
NTELOS Holdings Corp.		1,350	5,657
SBA Communications Corp., Class A	*	5,704	631,775
Shenandoah Telecommunications Co.		1,200	37,500
Sprint Corp.	*	33,577	139,345
Telephone & Data Systems, Inc.		3,217	81,229
T-Mobile US, Inc.	*	9,242	248,979

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Broad Market Index Fund			Shares	Value
COMMON STOCKS—(Continued)
United States Cellular Corp.		*	680	$27,084

				1,171,569

TOTAL COMMON STOCKS
(Cost $446,617,767)				861,803,421

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.085%	06/04/2015	‡‡	$685,000	684,811
0.016%	03/12/2015	‡‡	320,000	319,988

				1,004,799

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,004,741)				1,004,799

			Shares	Value
RIGHTS—0.0%
Electronic Equipment, Instruments & Components—0.0%
Gerber Scientific, Inc. CVR		*†‡d	1,608	—

Media—0.0%
Liberty Broadband Corp., Expires 01/09/2015, Strike $40.36		*	532	5,054

Pharmaceuticals—0.0%
Furiex Pharmaceuticals, Inc. CVR		*‡d	1,998	—
Furiex Pharmaceuticals, Inc. CVR		*‡	394	3,794

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc. CVR		*‡d	2,806	—

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. CVR		*‡	3,300	8,349

TOTAL RIGHTS
(Cost $—)				17,197

WARRANTS—0.0%
Communications Equipment—0.0%
Pegasus Wireless Corp., Strike $1.00		*‡d	540	—

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/2016, Strike $1.00		*†‡	893	500

TOTAL WARRANTS
(Cost $—)				500

		Shares	Value
MONEY MARKET FUNDS—4.2%
Institutional Money Market Funds—4.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	2,700,000	$2,700,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		¥20,434,605	20,434,605
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	3,498,668	3,498,668
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	2,700,000	2,700,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	2,700,000	2,700,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	2,700,000	2,700,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	2,700,000	2,700,000

TOTAL MONEY MARKET FUNDS
(Cost $37,433,273)			37,433,273

TOTAL INVESTMENTS—101.8%
(Cost $485,055,781)			900,259,190
Other assets less liabilities—(1.8%)			(15,893,828)

NET ASSETS—100.0%			$884,365,362

Notes to the Schedule of Investments:

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2014.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $12,643)
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—99.5%
Aerospace & Defense—1.4%
AAR Corp.		7,916	$219,906
Aerovironment, Inc.	*	3,832	104,422
Alliant Techsystems, Inc.		5,900	685,875
American Science & Engineering, Inc.		1,394	72,349
Astronics Corp.	*	3,219	178,043
Cubic Corp.		3,920	206,349
Curtiss-Wright Corp.		8,533	602,344
DigitalGlobe, Inc.	*	13,689	423,948
Ducommun, Inc.	*	1,702	43,027
Engility Holdings, Inc.	*	2,873	122,964
Erickson, Inc.	*†	603	5,029
Esterline Technologies Corp.	*	5,740	629,563
Exelis, Inc.		35,218	617,372
GenCorp, Inc.	*†	11,785	215,666
HEICO Corp.		12,091	730,296
Hexcel Corp.	*	18,133	752,338
Huntington Ingalls Industries, Inc.		8,907	1,001,681
KEYW Holding Corp. (The)	*†	5,318	55,201
Kratos Defense & Security Solutions, Inc.	*	9,324	46,807
LMI Aerospace, Inc.	*	1,056	14,890
Moog, Inc., Class A	*	7,309	541,085
National Presto Industries, Inc.	†	975	56,589
Orbital Sciences Corp.	*	11,370	305,739
SIFCO Industries, Inc.		420	12,243
Sparton Corp.	*	1,633	46,279
Spirit AeroSystems Holdings, Inc., Class A	*	21,936	944,125
TASER International, Inc.	*†	9,624	254,844
Teledyne Technologies, Inc.	*	6,808	699,454
Triumph Group, Inc.		9,630	647,329
Vectrus, Inc.	*	1,956	53,594

			10,289,351

Air Freight & Logistics—0.2%
Air Transport Services Group, Inc.	*	10,717	91,738
Atlas Air Worldwide Holdings, Inc.	*	4,497	221,702
Echo Global Logistics, Inc.	*	3,918	114,406
Forward Air Corp.		5,836	293,959
Hub Group, Inc., Class A	*	6,527	248,548
Park-Ohio Holdings Corp.		1,449	91,331
UTi Worldwide, Inc.	*	16,303	196,777
XPO Logistics, Inc.	*†	10,040	410,435

			1,668,896

Airlines—0.6%
Alaska Air Group, Inc.		25,013	1,494,777
Allegiant Travel Co.		2,648	398,074
Copa Holdings SA, Class A (Panama)		6,094	631,582
Hawaiian Holdings, Inc.	*	8,734	227,521
JetBlue Airways Corp.	*	45,430	720,520
Republic Airways Holdings, Inc.	*	9,724	141,873
SkyWest, Inc.		8,900	118,192
Spirit Airlines, Inc.	*	13,004	982,842
Virgin America, Inc.	*	2,531	109,466

			4,824,847

		Shares	Value
Auto Components—1.4%
American Axle & Manufacturing Holdings, Inc.	*	11,657	$263,332
Cooper Tire & Rubber Co.		10,102	350,034
Cooper-Standard Holding, Inc.	*	2,714	157,086
Dana Holding Corp.		29,595	643,395
Dorman Products, Inc.	*†	4,696	226,676
Drew Industries, Inc.	*	4,435	226,496
Federal-Mogul Holdings Corp.	*	4,327	69,622
Fox Factory Holding Corp.	*	1,589	25,790
Fuel Systems Solutions, Inc.	*†	2,164	23,674
Gentex Corp.		26,752	966,550
Gentherm, Inc.	*	6,384	233,782
Goodyear Tire & Rubber Co. (The)		50,101	1,431,386
Lear Corp.		14,600	1,431,968
Modine Manufacturing Co.	*	7,889	107,290
Motorcar Parts of America, Inc.	*	3,710	115,344
Remy International, Inc.	†	2,247	47,007
Shiloh Industries, Inc.	*	1,469	23,107
Spartan Motors, Inc.		7,093	37,309
Standard Motor Products, Inc.		3,701	141,082
Stoneridge, Inc.	*	4,564	58,693
Strattec Security Corp.		558	46,080
Superior Industries International, Inc.		3,960	78,368
Tenneco, Inc.	*	11,180	632,900
Tower International, Inc.	*	3,444	87,994
TRW Automotive Holdings Corp.	*	19,953	2,052,166
Visteon Corp.	*	8,169	872,939

			10,350,070

Automobiles—0.1%
Thor Industries, Inc.		8,746	488,639
Winnebago Industries, Inc.		5,233	113,870

			602,509

Banks—5.4%
1st Source Corp.		3,248	111,439
American National Bankshares, Inc.		1,246	30,913
Ameris Bancorp		4,403	112,893
Ames National Corp.	†	1,475	38,261
Arrow Financial Corp.		2,171	59,681
Associated Banc-Corp		28,681	534,327
Banc of California, Inc.		3,678	42,187
BancFirst Corp.		1,092	69,222
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)		5,927	178,403
Bancorp, Inc. (The)/Delaware	*	6,092	66,342
BancorpSouth, Inc.		16,961	381,792
Bank of Hawaii Corp.		8,019	475,607
Bank of Kentucky Financial Corp. (The)		972	46,918
Bank of Marin Bancorp		862	45,333
Bank of the Ozarks, Inc.		14,051	532,814
BankUnited, Inc.		19,168	555,297
Banner Corp.		3,350	144,117
BBCN Bancorp, Inc./California		14,858	213,658
Blue Hills Bancorp, Inc.	*	4,663	63,324
BNC Bancorp		2,917	50,202
BOK Financial Corp.		4,915	295,097

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Boston Private Financial Holdings, Inc.		15,034	$202,508
Bridge Bancorp, Inc.		2,704	72,332
Bridge Capital Holdings	*	1,525	34,129
Bryn Mawr Bank Corp.		2,581	80,785
C1 Financial, Inc.	*	533	9,749
Camden National Corp.		1,411	56,214
Capital Bank Financial Corp., Class A	*	3,865	103,582
Capital City Bank Group, Inc.		1,724	26,791
Cardinal Financial Corp.		5,568	110,413
Cascade Bancorp	*	4,328	22,462
Cathay General Bancorp		14,388	368,189
Catskill Litigation Trust	*‡d	583	—
Centerstate Banks, Inc.		6,193	73,759
Central Pacific Financial Corp.		3,221	69,251
Century Bancorp, Inc./Massachussetts, Class A		582	23,315
Chemical Financial Corp.		5,880	180,163
Citizens & Northern Corp.		1,953	40,368
City Holding Co.		2,691	125,212
City National Corp./California		8,450	682,844
CNB Financial Corp./Pennsylvania		3,476	64,306
CoBiz Financial, Inc.		6,918	90,833
Columbia Banking System, Inc.		10,411	287,448
Commerce Bancshares, Inc./Missouri		15,577	677,433
Community Bank System, Inc.		7,504	286,128
Community Trust Bancorp, Inc.		3,220	117,884
CommunityOne Bancorp	*	1,764	20,198
ConnectOne Bancorp, Inc.		4,877	92,663
CU Bancorp	*	1,509	32,730
Cullen/Frost Bankers, Inc.		9,913	700,254
Customers Bancorp, Inc.	*	4,046	78,735
CVB Financial Corp.		20,541	329,067
Eagle Bancorp, Inc.	*	4,554	161,758
East West Bancorp, Inc.		25,629	992,099
Enterprise Bancorp, Inc./Massachussetts	†	1,147	28,962
Enterprise Financial Services Corp.		4,434	87,483
FCB Financial Holdings, Inc., Class A	*	1,350	33,264
Fidelity Southern Corp.		2,407	38,777
Financial Institutions, Inc.		2,448	61,567
First Bancorp, Inc./Maine		1,513	27,370
First BanCorp. (Puerto Rico)	*	22,611	132,727
First Bancorp/North Carolina		2,954	54,560
First Busey Corp.		14,438	93,991
First Business Financial Services, Inc.		635	30,423
First Citizens BancShares, Inc./North Carolina, Class A		1,324	334,694
First Commonwealth Financial Corp.		18,567	171,188
First Community Bancshares, Inc./Virginia		2,951	48,603
First Connecticut Bancorp, Inc./Farmington CT		2,809	45,843
First Financial Bancorp		9,796	182,108
First Financial Bankshares, Inc.	†	12,282	366,986
First Financial Corp./Indiana		1,835	65,363
First Horizon National Corp.		42,621	578,793
First Interstate BancSystem, Inc., Class A		2,926	81,401

		Shares	Value
First Merchants Corp.		7,037	$160,092
First Midwest Bancorp, Inc./Illinois		14,625	250,234
First NBC Bank Holding Co.	*	2,471	86,979
First Niagara Financial Group, Inc.		62,723	528,755
First of Long Island Corp. (The)		2,148	60,939
First Republic Bank/California		24,686	1,286,634
FirstMerit Corp.		30,125	569,061
Flushing Financial Corp.		5,182	105,039
FNB Corp./Pennsylvania		31,928	425,281
Fulton Financial Corp.		35,157	434,541
German American Bancorp, Inc.		2,006	61,223
Glacier Bancorp, Inc.		13,371	371,313
Great Southern Bancorp, Inc.		1,938	76,880
Great Western Bancorp, Inc.	*	3,036	69,190
Green Bancorp, Inc.	*	768	9,247
Guaranty Bancorp	†	3,103	44,807
Hampton Roads Bankshares, Inc.	*	5,516	9,267
Hancock Holding Co.		14,839	455,557
Hanmi Financial Corp.		5,822	126,978
Heartland Financial USA, Inc.		2,967	80,406
Heritage Commerce Corp.		4,197	37,059
Heritage Financial Corp./Washington		5,246	92,067
Heritage Oaks Bancorp		3,455	28,987
Hilltop Holdings, Inc.	*	11,655	232,517
Home Bancshares, Inc./Arkansas		9,580	308,093
HomeTrust Bancshares, Inc.	*	3,407	56,761
Horizon Bancorp/Indiana		1,400	36,596
Hudson Valley Holding Corp.		2,708	73,549
Huntington Bancshares, Inc./Ohio		148,776	1,565,124
IBERIABANK Corp.		6,028	390,916
Independent Bank Corp./Massachusetts		4,722	202,149
Independent Bank Corp./Michigan		3,690	48,154
Independent Bank Group, Inc.		1,534	59,918
International Bancshares Corp.		10,389	275,724
Investors Bancorp, Inc.		63,654	714,516
Lakeland Bancorp, Inc.		8,284	96,923
Lakeland Financial Corp.		3,085	134,105
Macatawa Bank Corp.		3,843	20,906
MainSource Financial Group, Inc.		4,454	93,178
MB Financial, Inc.		12,213	401,319
Mercantile Bank Corp.		2,847	59,844
Merchants Bancshares, Inc.		1,246	38,165
Metro Bancorp, Inc.	*	2,334	60,497
MidSouth Bancorp, Inc.		1,585	27,484
MidWestOne Financial Group, Inc.		1,528	44,022
National Bank Holdings Corp., Class A		5,972	115,917
National Bankshares, Inc.	†	1,101	33,459
National Penn Bancshares, Inc.		22,622	238,097
NBT Bancorp, Inc.		8,605	226,053
NewBridge Bancorp	*	4,791	41,730
Northrim BanCorp, Inc.		1,031	27,053
OFG Bancorp (Puerto Rico)		8,948	148,984
Old Line Bancshares, Inc.		1,400	22,148
Old National Bancorp/Indiana		22,141	329,458
Opus Bank	*	850	24,114
Pacific Continental Corp.		2,833	40,172
Pacific Premier Bancorp, Inc.	*	2,487	43,100
PacWest Bancorp		18,166	825,826
Palmetto Bancshares, Inc.	†	743	12,408
Park National Corp.		2,151	190,320

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Park Sterling Corp.		7,082	$52,053
Peapack Gladstone Financial Corp.		3,579	66,426
Penns Woods Bancorp, Inc.		1,191	58,669
Peoples Bancorp, Inc./Ohio		2,337	60,598
Peoples Financial Services Corp.	†	1,215	60,361
Pinnacle Financial Partners, Inc.		6,904	272,984
Popular, Inc. (Puerto Rico)	*	18,597	633,228
Preferred Bank/California		2,248	62,697
PrivateBancorp, Inc.		12,551	419,203
Prosperity Bancshares, Inc.		12,382	685,468
Renasant Corp.		6,084	176,010
Republic Bancorp, Inc./Kentucky, Class A		2,055	50,800
Republic First Bancorp, Inc.	*	4,979	18,671
S&T Bancorp, Inc.		5,786	172,481
Sandy Spring Bancorp, Inc.		4,178	108,962
Seacoast Banking Corp of Florida	*	3,385	46,544
ServisFirst Bancshares, Inc.		307	10,116
Sierra Bancorp		2,504	43,970
Signature Bank/New York	*	9,010	1,134,900
Simmons First National Corp., Class A		2,738	111,300
South State Corp.		4,489	301,122
Southside Bancshares, Inc.		4,003	115,713
Southwest Bancorp, Inc./Oklahoma		4,075	70,742
Square 1 Financial, Inc., Class A	*	1,000	24,700
State Bank Financial Corp.		5,308	106,054
Sterling Bancorp/New York		14,148	203,448
Stock Yards Bancorp, Inc.		2,661	88,718
Stonegate Bank		1,602	47,451
Suffolk Bancorp		2,229	50,621
Sun Bancorp, Inc./New Jersey	*	1,281	24,851
Susquehanna Bancshares, Inc.		35,211	472,884
SVB Financial Group	*	9,143	1,061,228
Synovus Financial Corp.		25,067	679,065
Talmer Bancorp, Inc., Class A		3,339	46,880
TCF Financial Corp.		30,121	478,623
Texas Capital Bancshares, Inc.	*	8,312	451,591
Tompkins Financial Corp.		2,487	137,531
TowneBank/Virginia	†	4,995	75,524
Trico Bancshares		3,987	98,479
TriState Capital Holdings, Inc.	*	3,661	37,489
Triumph Bancorp, Inc.	*†	1,345	18,225
Trustmark Corp.		12,758	313,081
UMB Financial Corp.		7,216	410,518
Umpqua Holdings Corp.		30,251	514,570
Union Bankshares Corp.		7,839	188,763
United Bankshares, Inc./West Virginia		12,128	454,194
United Community Banks, Inc./Georgia		8,268	156,596
Univest Corp of Pennsylvania		2,741	55,478
Valley National Bancorp	†	42,310	410,830
ViewPoint Financial Group, Inc.		7,553	180,139
Washington Trust Bancorp, Inc.		3,111	125,000
Webster Financial Corp.		16,333	531,312
WesBanco, Inc.		4,384	152,563
West Bancorporation, Inc.		2,473	42,090
Westamerica Bancorporation	†	4,848	237,649
Western Alliance Bancorp	*	13,905	386,559
Wilshire Bancorp, Inc.		11,523	116,728
Wintrust Financial Corp.		8,906	416,445

		Shares	Value
Yadkin Financial Corp.	*	2,908	$57,142
Zions Bancorporation		36,799	1,049,139

			39,990,543

Beverages—0.1%
Boston Beer Co., Inc. (The), Class A	*†	1,496	433,152
Coca-Cola Bottling Co. Consolidated		798	70,248
Craft Brew Alliance, Inc.	*	1,788	23,852
National Beverage Corp.	*	1,873	42,367

			569,619

Biotechnology—3.9%
ACADIA Pharmaceuticals, Inc.	*†	14,088	447,294
Acceleron Pharma, Inc.	*†	2,755	107,335
Achillion Pharmaceuticals, Inc.	*	16,607	203,436
Acorda Therapeutics, Inc.	*	8,052	329,085
Actinium Pharmaceuticals, Inc.	*†	3,188	18,777
Adamas Pharmaceuticals, Inc.	*†	478	8,303
Aegerion Pharmaceuticals, Inc.	*	5,288	110,731
Agenus, Inc.	*	10,018	39,771
Agios Pharmaceuticals, Inc.	*†	2,645	296,346
Akebia Therapeutics, Inc.	*†	1,261	14,678
Alder Biopharmaceuticals, Inc.	*†	1,350	39,272
Alkermes plc (Ireland)	*	25,969	1,520,745
Alnylam Pharmaceuticals, Inc.	*	12,079	1,171,663
AMAG Pharmaceuticals, Inc.	*	4,474	190,682
Anacor Pharmaceuticals, Inc.	*	5,694	183,632
Applied Genetic Technologies Corp.	*	800	16,816
Ardelyx, Inc.	*	808	15,263
Arena Pharmaceuticals, Inc.	*†	39,027	135,424
ARIAD Pharmaceuticals, Inc.	*†	32,103	220,548
Array BioPharma, Inc.	*	23,016	108,866
Arrowhead Research Corp.	*†	10,508	77,549
Atara Biotherapeutics, Inc.	*	1,004	26,857
Auspex Pharmaceuticals, Inc.	*	1,502	78,825
Avalanche Biotechnologies, Inc.	*†	1,130	61,020
BioCryst Pharmaceuticals, Inc.	*	14,333	174,289
BioSpecifics Technologies Corp.	*	600	23,172
BioTime, Inc.	*†	5,653	21,086
Bluebird Bio, Inc.	*	3,726	341,749
Calithera Biosciences, Inc.	*	1,319	26,644
Cara Therapeutics, Inc.	*	979	9,761
Celldex Therapeutics, Inc.	*†	15,841	289,098
Cellular Dynamics International, Inc.	*	620	3,987
Cepheid, Inc.	*	12,602	682,272
ChemoCentryx, Inc.	*†	4,080	27,866
Chimerix, Inc.	*	5,434	218,773
Clovis Oncology, Inc.	*†	4,327	242,312
Coherus Biosciences, Inc.	*	1,188	19,388
CTI BioPharma Corp.	*†	27,606	65,150
Cubist Pharmaceuticals, Inc.	*	13,517	1,360,486
Cytokinetics, Inc.	*	7,327	58,689
Cytori Therapeutics, Inc.	*†	10,004	4,889
CytRx Corp.	*†	8,979	24,602
Dicerna Pharmaceuticals, Inc.	*†	642	10,574
Dyax Corp.	*	24,136	339,352
Dynavax Technologies Corp.	*†	5,797	97,737
Eleven Biotherapeutics, Inc.	*	819	9,730
Emergent Biosolutions, Inc.	*	4,839	131,766
Enanta Pharmaceuticals, Inc.	*	1,722	87,564

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Epizyme, Inc.	*	2,156	$40,684
Esperion Therapeutics, Inc.	*	738	29,845
Exact Sciences Corp.	*†	14,492	397,660
Exelixis, Inc.	*	35,337	50,885
FibroGen, Inc.	*	1,537	42,022
Five Prime Therapeutics, Inc.	*	2,870	77,490
Flexion Therapeutics, Inc.	*	811	16,374
Foundation Medicine, Inc.	*†	2,363	52,506
Galectin Therapeutics, Inc.	*†	2,900	10,063
Galena Biopharma, Inc.	*†	22,766	34,377
Genocea Biosciences, Inc.	*	695	4,865
Genomic Health, Inc.	*†	3,336	106,652
Geron Corp.	*†	25,722	83,596
Halozyme Therapeutics, Inc.	*†	17,334	167,273
Heron Therapeutics, Inc.	*	3,128	31,468
Hyperion Therapeutics, Inc.	*	3,564	85,536
Idera Pharmaceuticals, Inc.	*†	9,693	42,746
Immune Design Corp.	*†	998	30,718
ImmunoGen, Inc.	*	16,516	100,748
Immunomedics, Inc.	*†	12,320	59,136
Incyte Corp.	*	26,383	1,928,861
Infinity Pharmaceuticals, Inc.	*	7,990	134,951
Inovio Pharmaceuticals, Inc.	*†	9,684	88,899
Insmed, Inc.	*	10,185	157,562
Insys Therapeutics, Inc.	*†	1,541	64,969
Intercept Pharmaceuticals, Inc.	*†	2,345	365,820
Intrexon Corp.	*†	5,923	163,060
Ironwood Pharmaceuticals, Inc.	*	21,176	324,416
Isis Pharmaceuticals, Inc.	*	21,361	1,318,828
Karyopharm Therapeutics, Inc.	*†	2,125	79,539
Keryx Biopharmaceuticals, Inc.	*†	16,251	229,952
Kindred Biosciences, Inc.	*†	1,598	11,905
Kite Pharma, Inc.	*†	1,413	81,488
KYTHERA Biopharmaceuticals, Inc.	*†	2,902	100,641
Lexicon Pharmaceuticals, Inc.	*†	45,225	41,150
Ligand Pharmaceuticals, Inc.	*	3,489	185,650
Loxo Oncology, Inc.	*†	592	6,956
MacroGenics, Inc.	*	3,313	116,187
MannKind Corp.	*†	39,287	204,882
Medivation, Inc.	*	13,941	1,388,663
Merrimack Pharmaceuticals, Inc.	*†	19,459	219,887
MiMedx Group, Inc.	*†	15,631	180,225
Mirati Therapeutics, Inc.	*†	1,155	21,391
Momenta Pharmaceuticals, Inc.	*	9,022	108,625
Myriad Genetics, Inc.	*†	13,575	462,364
NanoViricides, Inc.	*	6,452	17,549
Navidea Biopharmaceuticals, Inc.	*†	24,451	46,212
NeoStem, Inc.	*†	3,810	14,364
Neuralstem, Inc.	*†	11,067	30,102
Neurocrine Biosciences, Inc.	*	13,331	297,815
NewLink Genetics Corp.	*†	3,345	132,964
Northwest Biotherapeutics, Inc.	*†	5,720	30,602
Novavax, Inc.	*†	41,600	246,688
NPS Pharmaceuticals, Inc.	*	19,180	686,069
Ohr Pharmaceutical, Inc.	*†	3,386	28,239
OncoMed Pharmaceuticals, Inc.	*†	2,110	45,914
Oncothyreon, Inc.	*	11,389	21,639
Ophthotech Corp.	*	2,382	106,880
OPKO Health, Inc.	*†	35,792	357,562
Orexigen Therapeutics, Inc.	*†	20,793	126,006
Organovo Holdings, Inc.	*†	10,060	72,935

		Shares	Value
Osiris Therapeutics, Inc.	*†	2,675	$42,773
Otonomy, Inc.	*	1,177	39,229
OvaScience, Inc.	*†	2,401	106,172
PDL BioPharma, Inc.	†	31,234	240,814
Peregrine Pharmaceuticals, Inc.	*†	37,221	51,737
Pharmacyclics, Inc.	*	10,934	1,336,791
Portola Pharmaceuticals, Inc.	*	7,276	206,056
Progenics Pharmaceuticals, Inc.	*†	12,608	95,316
Prothena Corp. plc (Ireland)	*	4,414	91,635
PTC Therapeutics, Inc.	*	4,416	228,616
Puma Biotechnology, Inc.	*†	4,143	784,146
Radius Health, Inc.	*	1,148	44,669
Raptor Pharmaceutical Corp.	*†	12,085	127,134
Receptos, Inc.	*	3,951	484,037
Regado Biosciences, Inc.	*	2,700	2,465
Regulus Therapeutics, Inc.	*†	3,193	51,216
Repligen Corp.	*	6,599	130,660
Retrophin, Inc.	*†	3,563	43,611
Rigel Pharmaceuticals, Inc.	*	19,833	45,021
Sage Therapeutics, Inc.	*†	941	34,441
Sangamo BioSciences, Inc.	*	12,064	183,493
Sarepta Therapeutics, Inc.	*†	8,064	116,686
Seattle Genetics, Inc.	*†	18,413	591,610
Spectrum Pharmaceuticals, Inc.	*†	11,842	82,065
Stemline Therapeutics, Inc.	*	1,454	24,805
Sunesis Pharmaceuticals, Inc.	*	8,964	22,858
Synageva BioPharma Corp.	*†	3,761	348,983
Synergy Pharmaceuticals, Inc.	*†	13,464	41,065
Synta Pharmaceuticals Corp.	*†	9,125	24,181
T2 Biosystems, Inc.	*†	979	18,836
TESARO, Inc.	*	3,116	115,884
TG Therapeutics, Inc.	*†	3,548	56,200
Threshold Pharmaceuticals, Inc.	*†	7,764	24,690
Tokai Pharmaceuticals, Inc.	*†	1,032	15,212
Ultragenyx Pharmaceutical, Inc.	*	1,241	54,455
United Therapeutics Corp.	*	8,718	1,128,894
Vanda Pharmaceuticals, Inc.	*†	6,002	85,949
Verastem, Inc.	*†	2,285	20,885
Versartis, Inc.	*†	1,116	25,054
Vitae Pharmaceuticals, Inc.	*	980	16,307
Vital Therapies, Inc.	*†	850	21,191
Xencor, Inc.	*	2,711	43,484
XOMA Corp.	*†	13,497	48,454
Zafgen, Inc.	*†	1,130	34,849
ZIOPHARM Oncology, Inc.	*†	18,619	94,398

			28,833,936

Building Products—1.1%
A.O. Smith Corp.		13,959	787,427
AAON, Inc.		8,449	189,173
Advanced Drainage Systems, Inc.		2,498	57,404
Allegion plc (Ireland)		17,249	956,630
American Woodmark Corp.	*	1,937	78,332
Apogee Enterprises, Inc.		5,631	238,585
Armstrong World Industries, Inc.	*	8,602	439,734
Builders FirstSource, Inc.	*	9,415	64,681
Continental Building Products, Inc.	*	2,525	44,768
Fortune Brands Home & Security, Inc.		29,801	1,349,091
Gibraltar Industries, Inc.	*	5,228	85,007
Griffon Corp.		8,735	116,176
Insteel Industries, Inc.		2,829	66,708
Lennox International, Inc.		8,898	845,933

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Masonite International Corp.	*	5,704	$350,568
NCI Building Systems, Inc.	*	5,766	106,786
Norcraft Cos., Inc.	*	1,233	23,797
Nortek, Inc.	*	1,493	121,426
Owens Corning, Inc.		21,543	771,455
Patrick Industries, Inc.	*	1,413	62,144
PGT, Inc.	*	11,101	106,903
Ply Gem Holdings, Inc.	*	2,526	35,313
Quanex Building Products Corp.		7,593	142,597
Simpson Manufacturing Co., Inc.		7,310	252,926
Trex Co., Inc.	*	5,896	251,052
Universal Forest Products, Inc.		3,904	207,693
USG Corp.	*	17,690	495,143

			8,247,452

Capital Markets—2.0%
Actua Corp.	*	7,645	141,203
Arlington Asset Investment Corp., Class A	†	4,644	123,577
Artisan Partners Asset Management, Inc., Class A		5,307	268,163
Ashford, Inc.	*	165	15,510
BGC Partners, Inc., Class A		30,212	276,440
Calamos Asset Management, Inc., Class A		3,748	49,923
CIFC Corp.	†	2,540	21,006
Cohen & Steers, Inc.	†	3,785	159,273
Cowen Group, Inc., Class A	*	18,898	90,710
Diamond Hill Investment Group, Inc.		582	80,339
E*TRADE Financial Corp.	*	51,742	1,255,002
Eaton Vance Corp.		21,809	892,642
Evercore Partners, Inc., Class A		5,811	304,322
FBR & Co.	*	1,324	32,557
Federated Investors, Inc., Class B	†	16,574	545,782
Fifth Street Asset Management, Inc.	*	1,048	14,620
Financial Engines, Inc.	†	9,169	335,127
FXCM, Inc., Class A	†	7,654	126,827
GAMCO Investors, Inc., Class A		1,052	93,565
GFI Group, Inc.		14,329	78,093
Greenhill & Co., Inc.		5,109	222,752
HFF, Inc., Class A		5,692	204,457
INTL FCStone, Inc.	*	2,698	55,498
Investment Technology Group, Inc.	*	6,129	127,606
Janus Capital Group, Inc.	†	28,508	459,834
KCG Holdings, Inc., Class A	*	9,765	113,762
Ladenburg Thalmann Financial Services, Inc.	*	21,576	85,225
Lazard Ltd., Class A (Bermuda)		22,449	1,123,123
Legg Mason, Inc.		19,086	1,018,620
LPL Financial Holdings, Inc.		15,531	691,906
Manning & Napier, Inc.		2,151	29,727
Medley Management, Inc., Class A	†	1,048	15,406
Moelis & Co., Class A		1,186	41,427
NorthStar Asset Management Group, Inc.		33,156	748,331
OM Asset Management plc (United Kingdom)	*	3,998	64,927
Oppenheimer Holdings, Inc., Class A		2,362	54,916
Piper Jaffray Cos.	*	2,965	172,237
Pzena Investment Management, Inc., Class A		1,908	18,050

		Shares	Value
Raymond James Financial, Inc.		22,710	$1,301,056
RCS Capital Corp., Class A	†	2,593	31,738
Safeguard Scientifics, Inc.	*	3,658	72,502
SEI Investments Co.		24,088	964,483
Silvercrest Asset Management Group, Inc., Class A		887	13,882
Stifel Financial Corp.	*	11,592	591,424
SWS Group, Inc.	*	6,080	42,013
Virtus Investment Partners, Inc.		1,297	221,125
Waddell & Reed Financial, Inc., Class A		15,605	777,441
Walter Investment Management Corp.	*†	7,174	118,443
Westwood Holdings Group, Inc.		1,390	85,930
WisdomTree Investments, Inc.		18,871	295,803

			14,668,325

Chemicals—2.7%
A. Schulman, Inc.		5,791	234,709
Advanced Emissions Solutions, Inc.	*	4,696	107,022
Albemarle Corp.	†	14,405	866,173
American Vanguard Corp.	†	5,182	60,215
Ashland, Inc.		12,425	1,488,018
Axalta Coating Systems Ltd.	*	9,488	246,878
Axiall Corp.		13,090	555,932
Balchem Corp.		5,542	369,319
Cabot Corp.		12,189	534,610
Calgon Carbon Corp.	*	10,032	208,465
Chase Corp.		1,020	36,710
Chemtura Corp.	*†	15,705	388,385
Cytec Industries, Inc.		12,688	585,805
Ferro Corp.	*	13,500	174,960
Flotek Industries, Inc.	*	9,529	178,478
FutureFuel Corp.		3,443	44,828
H.B. Fuller Co.		8,990	400,325
Hawkins, Inc.		1,853	80,290
Huntsman Corp.		37,536	855,070
Innophos Holdings, Inc.		3,811	222,753
Innospec, Inc.		4,218	180,109
International Flavors & Fragrances, Inc.		14,804	1,500,533
Intrepid Potash, Inc.	*†	10,243	142,173
KMG Chemicals, Inc.		1,157	23,140
Koppers Holdings, Inc.		4,084	106,102
Kraton Performance Polymers, Inc.	*	6,464	134,387
Kronos Worldwide, Inc.		3,735	48,630
Landec Corp.	*	4,989	68,898
LSB Industries, Inc.	*	3,576	112,429
Marrone Bio Innovations, Inc.	*†	880	3,177
Minerals Technologies, Inc.		6,508	451,981
NewMarket Corp.		1,599	645,244
Olin Corp.		14,705	334,833
OM Group, Inc.		5,836	173,913
OMNOVA Solutions, Inc.	*	9,679	78,787
Platform Specialty Products Corp.	*	16,264	377,650
PolyOne Corp.		17,296	655,691
Quaker Chemical Corp.		2,250	207,090
Rayonier Advanced Materials, Inc.	†	7,632	170,194
Rentech, Inc.	*	43,798	55,185
Rockwood Holdings, Inc.		13,169	1,037,717
RPM International, Inc.		24,213	1,227,841
Scotts Miracle-Gro Co. (The), Class A		7,892	491,829

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Senomyx, Inc.	*†	6,845	$41,138
Sensient Technologies Corp.		8,971	541,310
Stepan Co.		3,691	147,935
Trecora Resources	*	3,148	46,276
Tredegar Corp.		4,146	93,244
Trinseo SA	*†	1,884	32,876
Tronox Ltd., Class A		11,855	283,097
Valspar Corp. (The)		15,388	1,330,754
W.R. Grace & Co.	*	13,884	1,324,395
Zep, Inc.		4,143	62,766

			19,770,269

Commercial Services & Supplies—2.0%
ABM Industries, Inc.		10,794	309,248
ACCO Brands Corp.	*	19,480	175,515
ADT Corp. (The)	†	31,193	1,130,122
ARC Document Solutions, Inc.	*	7,490	76,548
Brady Corp., Class A		8,619	235,643
Brink’s Co. (The)		9,284	226,622
Casella Waste Systems, Inc., Class A	*	5,820	23,513
Ceco Environmental Corp.		3,330	51,748
Cenveo, Inc.	*	10,269	21,565
Cintas Corp.		18,303	1,435,687
Civeo Corp.		17,148	70,478
Clean Harbors, Inc.	*	11,311	543,494
Copart, Inc.	*	20,565	750,417
Covanta Holding Corp.		19,254	423,781
Deluxe Corp.		9,388	584,403
Ennis, Inc.		4,365	58,797
G&K Services, Inc., Class A		3,785	268,167
Healthcare Services Group, Inc.		12,994	401,904
Heritage-Crystal Clean, Inc.	*	1,400	17,262
Herman Miller, Inc.		10,455	307,691
HNI Corp.		7,967	406,795
InnerWorkings, Inc.	*	7,289	56,781
Interface, Inc.		11,468	188,878
KAR Auction Services, Inc.		24,943	864,275
Kimball International, Inc., Class B		6,806	62,071
Knoll, Inc.		8,621	182,507
Matthews International Corp., Class A		5,531	269,194
McGrath RentCorp		4,288	153,768
Mobile Mini, Inc.		8,255	334,410
MSA Safety, Inc.		5,239	278,139
Multi-Color Corp.		2,526	139,991
NL Industries, Inc.	*	412	3,543
Performant Financial Corp.	*	8,071	53,672
Pitney Bowes, Inc.		36,716	894,769
Quad/Graphics, Inc.		5,802	133,214
Quest Resource Holding Corp.	*†	2,276	3,277
R.R. Donnelley & Sons Co.		35,333	593,771
Rollins, Inc.		11,788	390,183
SP Plus Corp.	*	3,417	86,211
Steelcase, Inc., Class A		15,256	273,845
Team, Inc.	*	4,053	163,984
Tetra Tech, Inc.		12,362	330,065
Unifirst Corp.		2,548	309,455
United Stationers, Inc.		7,455	314,303
US Ecology, Inc.		3,710	148,845
Viad Corp.		3,417	91,097

		Shares	Value
Waste Connections, Inc.		22,495	$989,555
West Corp.		6,535	215,655

			15,044,858

Communications Equipment—1.3%
ADTRAN, Inc.		10,673	232,671
Alliance Fiber Optic Products, Inc.	†	1,860	26,989
Applied Optoelectronics, Inc.	*†	2,449	27,478
Arista Networks, Inc.	*†	989	60,092
ARRIS Group, Inc.	*	22,701	685,343
Aruba Networks, Inc.	*	19,352	351,819
Bel Fuse, Inc., Class B		1,562	42,705
Black Box Corp.		2,697	64,458
Brocade Communications Systems, Inc.		78,853	933,620
CalAmp Corp.	*†	6,551	119,883
Calix, Inc.	*	6,802	68,156
Ciena Corp.	*	18,562	360,288
Clearfield, Inc.	*†	1,835	22,589
CommScope Holding Co., Inc.	*	12,019	274,394
Comtech Telecommunications Corp.		3,106	97,901
Digi International, Inc.	*	4,346	40,374
EchoStar Corp., Class A	*	8,221	431,603
Emulex Corp.	*	15,840	89,813
Extreme Networks, Inc.	*	15,723	55,502
Finisar Corp.	*	17,651	342,606
Harmonic, Inc.	*	13,859	97,152
Infinera Corp.	*	22,813	335,807
InterDigital, Inc.		6,856	362,682
Ixia	*	9,680	108,900
JDS Uniphase Corp.	*	41,984	576,020
KVH Industries, Inc.	*	3,755	47,501
NETGEAR, Inc.	*	6,435	228,957
Numerex Corp., Class A	*	1,800	19,908
Oclaro, Inc.	*†	15,068	26,821
Palo Alto Networks, Inc.	*	9,955	1,220,184
ParkerVision, Inc.	*†	17,722	16,125
Plantronics, Inc.		7,737	410,216
Polycom, Inc.	*	26,215	353,903
Procera Networks, Inc.	*†	3,968	28,530
Riverbed Technology, Inc.	*	29,215	596,278
Ruckus Wireless, Inc.	*	13,194	158,592
ShoreTel, Inc.	*	9,728	71,501
Sonus Networks, Inc.	*	42,706	169,543
Tessco Technologies, Inc.		867	25,143
Ubiquiti Networks, Inc.		5,050	149,682
ViaSat, Inc.	*	7,422	467,809

			9,799,538

Construction & Engineering—0.7%
AECOM Technology Corp.	*	27,133	824,029
Aegion Corp.	*	6,676	124,240
Ameresco, Inc., Class A	*	5,077	35,539
Argan, Inc.		2,317	77,944
Chicago Bridge & Iron Co. NV (Netherlands)		17,522	735,573
Comfort Systems USA, Inc.		6,272	107,377
Dycom Industries, Inc.	*	6,655	233,524
EMCOR Group, Inc.		12,187	542,200
Furmanite Corp.	*	7,017	54,873
Granite Construction, Inc.		6,783	257,890
Great Lakes Dredge & Dock Corp.	*	9,800	83,888

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
KBR, Inc.		27,461	$465,464
Layne Christensen Co.	*†	3,389	32,331
MasTec, Inc.	*	12,504	282,715
MYR Group, Inc.	*	3,380	92,612
Northwest Pipe Co.	*	1,416	42,650
Orion Marine Group, Inc.	*	6,042	66,764
Primoris Services Corp.		6,986	162,355
Quanta Services, Inc.	*	39,534	1,122,370
Sterling Construction Co., Inc.	*	6,325	40,417
Tutor Perini Corp.	*	6,412	154,337

			5,539,092

Construction Materials—0.3%
Eagle Materials, Inc.		8,888	675,754
Headwaters, Inc.	*	14,630	219,304
Martin Marietta Materials, Inc.		11,240	1,239,997
United States Lime & Minerals, Inc.		481	35,046
US Concrete, Inc.	*†	2,151	61,196

			2,231,297

Consumer Finance—0.4%
Cash America International, Inc.		5,250	118,755
Consumer Portfolio Services, Inc.	*	2,748	20,225
Credit Acceptance Corp.	*	1,300	177,333
Encore Capital Group, Inc.	*†	4,850	215,340
Enova International, Inc.	*	4,803	106,915
Ezcorp, Inc., Class A	*	8,825	103,694
First Cash Financial Services, Inc.	*	5,377	299,338
Green Dot Corp., Class A	*	5,205	106,650
JG Wentworth Co., Class A	*	1,635	17,429
Nelnet, Inc., Class A		3,802	176,147
Nicholas Financial, Inc.	*†	1,628	24,257
PRA Group, Inc.	*	9,315	539,618
Regional Management Corp.	*†	3,467	54,813
SLM Corp.		75,250	766,797
Springleaf Holdings, Inc.	*	4,063	146,959
World Acceptance Corp.	*†	1,607	127,676

			3,001,946

Containers & Packaging—1.9%
AEP Industries, Inc.	*	838	48,730
AptarGroup, Inc.		12,077	807,227
Avery Dennison Corp.		17,244	894,619
Ball Corp.		25,081	1,709,772
Bemis Co., Inc.		18,230	824,178
Berry Plastics Group, Inc.	*	16,125	508,744
Crown Holdings, Inc.	*	25,207	1,283,036
Graphic Packaging Holding Co.	*	58,237	793,188
Greif, Inc., Class A		5,997	283,238
Myers Industries, Inc.		4,506	79,306
Owens-Illinois, Inc.	*	29,854	805,759
Packaging Corp. of America		17,889	1,396,236
Rock-Tenn Co., Class A		26,141	1,594,078
Sealed Air Corp.		38,830	1,647,557
Silgan Holdings, Inc.		7,920	424,512
Sonoco Products Co.		18,866	824,444
UFP Technologies, Inc.	*	952	23,405

			13,948,029

Distributors—0.3%
Core-Mark Holding Co., Inc.		4,042	250,321
LKQ Corp.	*	54,237	1,525,144

		Shares	Value
Pool Corp.		8,140	$516,402
VOXX International Corp.	*	2,945	25,798
Weyco Group, Inc.		1,031	30,590

			2,348,255

Diversified Consumer Services—0.8%
2U, Inc.	*†	1,652	32,478
American Public Education, Inc.	*	3,033	111,827
Apollo Education Group, Inc.	*	17,439	594,844
Ascent Capital Group, Inc., Class A	*	2,543	134,601
Bridgepoint Education, Inc.	*	3,328	37,673
Bright Horizons Family Solutions, Inc.	*	5,955	279,945
Capella Education Co.		2,073	159,538
Career Education Corp.	*	11,632	80,959
Carriage Services, Inc.		2,616	54,805
Chegg, Inc.	*†	12,109	83,673
Collectors Universe, Inc.		1,150	23,989
DeVry Education Group, Inc.		11,393	540,826
Graham Holdings Co., Class B		627	541,546
Grand Canyon Education, Inc.	*	8,434	393,531
Houghton Mifflin Harcourt Co.	*	19,052	394,567
ITT Educational Services, Inc.	*†	4,643	44,619
K12, Inc.	*	7,228	85,796
Liberty Tax, Inc.	*†	737	26,340
LifeLock, Inc.	*	14,155	262,009
Regis Corp.	*	8,692	145,678
Service Corp. International		38,682	878,082
ServiceMaster Global Holdings, Inc.	*	8,112	217,158
Sotheby’s		11,048	477,053
Steiner Leisure Ltd. (Bahamas)	*	2,781	128,510
Strayer Education, Inc.	*†	1,807	134,224
Universal Technical Institute, Inc.		4,524	44,516
Weight Watchers International, Inc.	*†	5,074	126,038

			6,034,825

Diversified Financial Services—0.5%
CBOE Holdings, Inc.		15,799	1,001,973
Gain Capital Holdings, Inc.		3,841	34,646
MarketAxess Holdings, Inc.		6,726	482,321
Marlin Business Services Corp.		1,306	26,812
MSCI, Inc.		21,179	1,004,732
NASDAQ OMX Group, Inc. (The)		20,898	1,002,268
NewStar Financial, Inc.	*	5,723	73,254
PHH Corp.	*	8,601	206,080
PICO Holdings, Inc.	*	3,754	70,763
Resource America, Inc., Class A		3,696	33,412
Tiptree Financial, Inc., Class A	*	1,283	10,392

			3,946,653

Diversified Telecommunication Services—0.6%
8x8, Inc.	*	17,637	161,555
Atlantic Tele-Network, Inc.		1,558	105,305
Cincinnati Bell, Inc.	*	38,778	123,702
Cogent Communications Holdings, Inc.		8,853	313,308
Consolidated Communications Holdings, Inc.		8,837	245,934
FairPoint Communications, Inc.	*	5,376	76,393
Frontier Communications Corp.	†	183,385	1,223,178

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
General Communication, Inc., Class A	*	6,831	$93,926
Globalstar, Inc.	*†	54,771	150,620
Hawaiian Telcom Holdco, Inc.	*	1,637	45,132
IDT Corp., Class B		2,274	46,185
inContact, Inc.	*	12,760	112,160
Inteliquent, Inc.		6,478	127,163
Intelsat SA (Luxembourg)	*	6,025	104,594
Iridium Communications, Inc.	*†	14,059	137,075
Lumos Networks Corp.		2,601	43,749
magicJack VocalTec Ltd. (Israel)	*	3,040	24,685
ORBCOMM, Inc.	*	7,135	46,663
Premiere Global Services, Inc.	*	8,185	86,925
Vonage Holdings Corp.	*	36,287	138,254
Windstream Holdings, Inc.	†	111,813	921,339
Zayo Group Holdings, Inc.	*	3,974	121,485

			4,449,330

Electric Utilities—1.6%
ALLETE, Inc.		8,109	447,130
Cleco Corp.		11,079	604,249
El Paso Electric Co.		7,508	300,771
Empire District Electric Co. (The)		7,796	231,853
Great Plains Energy, Inc.		27,842	790,991
Hawaiian Electric Industries, Inc.	†	17,965	601,468
IDACORP, Inc.		9,449	625,429
ITC Holdings Corp.		28,629	1,157,471
MGE Energy, Inc.		6,204	282,964
NRG Yield, Inc., Class A		4,649	219,154
OGE Energy Corp.		36,222	1,285,157
Otter Tail Corp.		6,778	209,847
Pepco Holdings, Inc.		45,648	1,229,301
Pinnacle West Capital Corp.		20,075	1,371,323
PNM Resources, Inc.		14,199	420,716
Portland General Electric Co.		13,802	522,130
Spark Energy, Inc., Class A	†	491	6,918
UIL Holdings Corp.		10,668	464,485
Unitil Corp.		2,617	95,965
Westar Energy, Inc.		23,463	967,614

			11,834,936

Electrical Equipment—1.0%
Acuity Brands, Inc.		7,919	1,109,214
AZZ, Inc.		4,607	216,160
Babcock & Wilcox Co. (The)		20,248	613,514
Capstone Turbine Corp.	*†	62,778	46,412
Encore Wire Corp.		4,068	151,858
EnerSys		8,747	539,865
Enphase Energy, Inc.	*†	4,304	61,504
Franklin Electric Co., Inc.		8,722	327,337
FuelCell Energy, Inc.	*†	38,419	59,165
Generac Holdings, Inc.	*†	12,171	569,116
General Cable Corp.		9,667	144,038
Global Power Equipment Group, Inc.		2,804	38,723
GrafTech International Ltd.	*	22,518	113,941
Hubbell, Inc., Class B		10,754	1,148,850
LSI Industries, Inc.		3,003	20,390
Plug Power, Inc.	*†	33,712	101,136
Polypore International, Inc.	*†	8,493	399,596
Powell Industries, Inc.		1,563	76,696

		Shares	Value
Power Solutions International, Inc.	*	752	$38,811
PowerSecure International, Inc.	*	4,744	55,268
Preformed Line Products Co.		638	34,854
Regal-Beloit Corp.		8,416	632,883
Revolution Lighting Technologies, Inc.	*†	4,765	6,433
SolarCity Corp.	*†	8,026	429,231
TCP International Holdings Ltd. (Switzerland)	*	1,170	7,196
Thermon Group Holdings, Inc.	*	5,589	135,198
Vicor Corp.	*	3,481	42,120

			7,119,509

Electronic Equipment, Instruments & Components—2.5%
Agilysys, Inc.	*	1,636	20,597
Anixter International, Inc.	*	4,900	433,454
Arrow Electronics, Inc.	*	18,089	1,047,172
Avnet, Inc.		25,372	1,091,503
AVX Corp.		9,165	128,310
Badger Meter, Inc.		2,704	160,482
Belden, Inc.		7,845	618,264
Benchmark Electronics, Inc.	*	10,071	256,206
CDW Corp.		15,342	539,578
Checkpoint Systems, Inc.	*	8,101	111,227
Cognex Corp.	*	15,398	636,399
Coherent, Inc.	*	4,645	282,044
Control4 Corp.	*†	3,718	57,146
CTS Corp.		6,621	118,052
CUI Global, Inc.	*	3,321	24,741
Daktronics, Inc.		7,523	94,113
Dolby Laboratories, Inc., Class A		9,137	393,987
DTS, Inc.	*	3,053	93,880
Electro Rent Corp.		4,267	59,909
Electro Scientific Industries, Inc.		3,685	28,596
Fabrinet (Thailand)	*	6,113	108,445
FARO Technologies, Inc.	*	3,399	213,049
FEI Co.		7,793	704,098
FLIR Systems, Inc.		25,625	827,944
GSI Group, Inc.	*	5,025	73,968
II-VI, Inc.	*	8,787	119,943
Ingram Micro, Inc., Class A	*	27,634	763,804
Insight Enterprises, Inc.	*	7,260	187,961
InvenSense Inc.	*†	12,565	204,307
IPG Photonics Corp.	*†	6,135	459,634
Itron, Inc.	*	7,053	298,271
Jabil Circuit, Inc.		36,755	802,362
Kemet Corp.	*	8,699	36,536
Kimball Electronics, Inc.	*	5,105	61,356
Knowles Corp.	*†	16,111	379,414
Littelfuse, Inc.		4,198	405,821
Maxwell Technologies, Inc.	*†	5,615	51,209
Mercury Systems, Inc.	*	6,981	97,176
Mesa Laboratories, Inc.		539	41,670
Methode Electronics, Inc.		7,334	267,764
MTS Systems Corp.		2,725	204,457
Multi-Fineline Electronix, Inc.	*	1,120	12,578
National Instruments Corp.		18,032	560,615
Newport Corp.	*	6,603	126,183
OSI Systems, Inc.	*	3,445	243,803
Park Electrochemical Corp.		3,495	87,130
PC Connection, Inc.		1,452	35,647
Plexus Corp.	*	5,929	244,334
RealD, Inc.	*	6,791	80,134

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Rofin-Sinar Technologies, Inc.	*	4,789	$137,780
Rogers Corp.	*	3,354	273,150
Sanmina Corp.	*	14,516	341,562
ScanSource, Inc.	*	5,403	216,985
Speed Commerce, Inc.	*†	6,434	19,881
SYNNEX Corp.		5,459	426,675
Tech Data Corp.	*	7,274	459,935
Trimble Navigation Ltd.	*	46,797	1,241,992
TTM Technologies, Inc.	*	9,730	73,267
Universal Display Corp.	*†	7,843	217,643
Viasystems Group, Inc.	*	848	13,805
Vishay Intertechnology, Inc.		25,898	366,457
Vishay Precision Group, Inc.	*	2,712	46,538
Zebra Technologies Corp., Class A	*	9,291	719,216

			18,450,159

Energy Equipment & Services—1.4%
Aspen Aerogels, Inc.	*	923	7,365
Atwood Oceanics, Inc.	*	12,186	345,717
Basic Energy Services, Inc.	*	5,491	38,492
Bristow Group, Inc.		6,407	421,516
C&J Energy Services, Inc.	*	8,503	112,325
CARBO Ceramics, Inc.	†	3,679	147,344
CHC Group Ltd. (Canada)	*†	6,642	21,387
Dawson Geophysical Co.		1,539	18,822
Dresser-Rand Group, Inc.	*	13,895	1,136,611
Dril-Quip, Inc.	*	7,215	553,607
Era Group, Inc.	*	3,470	73,390
Exterran Holdings, Inc.		10,606	345,543
FMSA Holdings, Inc.	*	4,125	28,545
Forum Energy Technologies, Inc.	*	11,420	236,737
Frank’s International NV (Netherlands)	†	6,714	111,654
Geospace Technologies Corp.	*	2,532	67,098
Glori Energy, Inc.	*†	2,100	8,778
Gulf Island Fabrication, Inc.		2,377	46,090
Gulfmark Offshore, Inc., Class A	†	5,207	127,155
Helix Energy Solutions Group, Inc.	*	19,957	433,067
Hercules Offshore, Inc.	*†	29,491	29,491
Hornbeck Offshore Services, Inc.	*	6,789	169,521
Independence Contract Drilling, Inc.	*	1,688	8,811
ION Geophysical Corp.	*	22,870	62,892
Key Energy Services, Inc.	*	24,102	40,250
Matrix Service Co.	*	4,454	99,413
McDermott International, Inc.	*†	45,471	132,321
Mitcham Industries, Inc.	*	1,935	11,474
Nabors Industries Ltd. (Bermuda)		55,069	714,796
Natural Gas Services Group, Inc.	*	2,483	57,208
Newpark Resources, Inc.	*	16,681	159,137
North Atlantic Drilling Ltd. (Norway)	†	13,466	21,949
Nuverra Environmental Solutions, Inc.	*	2,403	13,337
Oceaneering International, Inc.		19,639	1,154,970
Oil States International, Inc.	*	8,574	419,269
Parker Drilling Co.	*	23,214	71,267
Patterson-UTI Energy, Inc.		26,449	438,789
PHI, Inc.	*	2,638	98,661
Pioneer Energy Services Corp.	*	11,528	63,865
Profire Energy, Inc.	*†	2,399	5,470
RigNet, Inc.	*	2,457	100,811

		Shares	Value
Rowan Cos. plc, Class A		23,107	$538,855
RPC, Inc.		12,219	159,336
SEACOR Holdings, Inc.	*	3,616	266,897
Superior Energy Services, Inc.		29,413	592,672
Tesco Corp.		7,240	92,817
TETRA Technologies, Inc.	*	13,207	88,223
Tidewater, Inc.		8,857	287,055
Unit Corp.	*	9,048	308,537
Vantage Drilling Co.	*†	44,721	21,860
Willbros Group, Inc.	*	6,569	41,188

			10,552,385

Food & Staples Retailing—0.7%
Andersons, Inc. (The)		5,380	285,893
Casey’s General Stores, Inc.		7,187	649,130
Chefs’ Warehouse, Inc. (The)	*†	3,665	84,442
Diplomat Pharmacy, Inc.	*	2,530	69,246
Fairway Group Holdings Corp.	*†	2,487	7,834
Fresh Market, Inc. (The)	*†	7,516	309,659
Ingles Markets, Inc., Class A		1,996	74,032
Liberator Medical Holdings, Inc.		5,550	16,095
Natural Grocers by Vitamin Cottage, Inc.	*†	1,404	39,551
Pantry, Inc. (The)	*	3,943	146,128
PriceSmart, Inc.		3,563	325,017
Rite Aid Corp.	*	174,916	1,315,368
Roundy’s, Inc.	*	3,989	19,307
Smart & Final Stores, Inc.	*	2,219	34,905
SpartanNash Co.		7,304	190,926
Sprouts Farmers Market, Inc.	*	17,275	587,004
SUPERVALU, Inc.	*	35,622	345,533
United Natural Foods, Inc.	*	8,967	693,373
Village Super Market, Inc., Class A		1,280	35,034
Weis Markets, Inc.		2,120	101,378

			5,329,855

Food Products—1.3%
Alico, Inc.		494	24,715
B&G Foods, Inc.		9,578	286,382
Boulder Brands, Inc.	*	11,006	121,726
Calavo Growers, Inc.		2,244	106,141
Cal-Maine Foods, Inc.	†	5,508	214,977
Chiquita Brands International, Inc.	*	9,622	139,134
Darling Ingredients, Inc.	*	30,520	554,243
Dean Foods Co.		17,722	343,452
Diamond Foods, Inc.	*	4,466	126,075
Farmer Bros. Co.	*	930	27,389
Flowers Foods, Inc.		30,420	583,760
Fresh Del Monte Produce, Inc.	†	6,328	212,305
Freshpet, Inc.	*†	1,976	33,711
Hain Celestial Group, Inc. (The)	*	17,934	1,045,373
Ingredion, Inc.		13,537	1,148,479
Inventure Foods, Inc.	*	3,145	40,067
J&J Snack Foods Corp.		2,596	282,367
John B. Sanfilippo & Son, Inc.		1,899	86,405
Lancaster Colony Corp.		3,541	331,579
Lifeway Foods, Inc.	*	778	14,416
Limoneira Co.	†	1,586	39,618
Omega Protein Corp.	*	4,824	50,990
Pilgrim’s Pride Corp.	*†	11,285	370,035
Pinnacle Foods, Inc.		10,437	368,426
Post Holdings, Inc.	*†	7,943	332,732

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Sanderson Farms, Inc.	†	4,407	$370,298
Seaboard Corp.	*	51	214,096
Seneca Foods Corp., Class A	*	1,290	34,869
Snyder’s-Lance, Inc.		8,591	262,455
Tootsie Roll Industries, Inc.	†	3,451	105,773
TreeHouse Foods, Inc.	*	7,463	638,310
WhiteWave Foods Co. (The)	*	31,135	1,089,414

			9,599,712

Gas Utilities—1.2%
AGL Resources, Inc.		21,670	1,181,232
Atmos Energy Corp.		18,288	1,019,373
Chesapeake Utilities Corp.		2,728	135,472
Laclede Group, Inc. (The)		7,541	401,181
National Fuel Gas Co.		15,029	1,044,966
New Jersey Resources Corp.		7,488	458,266
Northwest Natural Gas Co.	†	4,674	233,233
ONE Gas, Inc.		9,073	373,989
Piedmont Natural Gas Co., Inc.		13,757	542,163
Questar Corp.		31,677	800,795
South Jersey Industries, Inc.		6,062	357,234
Southwest Gas Corp.		8,465	523,222
UGI Corp.		31,373	1,191,546
WGL Holdings, Inc.		9,748	532,436

			8,795,108

Health Care Equipment & Supplies—2.7%
Abaxis, Inc.	†	4,383	249,086
ABIOMED, Inc.	*	6,733	256,258
Accuray, Inc.	*†	15,070	113,778
Alere, Inc.	*	14,597	554,686
Align Technology, Inc.	*	14,552	813,602
Analogic Corp.		2,120	179,373
AngioDynamics, Inc.	*	5,314	101,019
Anika Therapeutics, Inc.	*	2,511	102,298
Antares Pharma, Inc.	*†	19,090	49,061
AtriCure, Inc.	*	5,136	102,515
Atrion Corp.		291	98,943
Cantel Medical Corp.		6,207	268,515
Cardiovascular Systems, Inc.	*	4,717	141,887
Cerus Corp.	*†	16,123	100,608
CONMED Corp.		5,352	240,626
Cooper Cos., Inc. (The)		8,593	1,392,839
CryoLife, Inc.		6,833	77,418
Cyberonics, Inc.	*	4,848	269,937
Cynosure, Inc., Class A	*	4,027	110,420
Derma Sciences, Inc.	*	4,820	44,874
DexCom, Inc.	*	13,537	745,212
Endologix, Inc.	*	11,389	174,138
Exactech, Inc.	*	1,480	34,884
GenMark Diagnostics, Inc.	*	7,868	107,083
Globus Medical, Inc., Class A	*	11,537	274,234
Greatbatch, Inc.	*	4,873	240,239
Haemonetics Corp.	*	9,672	361,926
HeartWare International, Inc.	*†	3,293	241,805
Hill-Rom Holdings, Inc.		10,313	470,479
Hologic, Inc.	*	43,661	1,167,495
ICU Medical, Inc.	*	2,659	217,772
IDEXX Laboratories, Inc.	*	8,673	1,285,946
Inogen, Inc.	*	919	28,829
Insulet Corp.	*	10,118	466,035
Integra LifeSciences Holdings Corp.	*	4,855	263,287

		Shares	Value
Invacare Corp.		6,320	$105,923
K2M Group Holdings, Inc.	*†	1,500	31,305
LDR Holding Corp.	*	2,771	90,833
Masimo Corp.	*	8,258	217,516
Meridian Bioscience, Inc.		7,174	118,084
Merit Medical Systems, Inc.	*	7,183	124,481
Natus Medical, Inc.	*	6,365	229,395
Neogen Corp.	*	6,836	338,997
Nevro Corp.	*	1,328	51,354
NuVasive, Inc.	*	8,592	405,199
NxStage Medical, Inc.	*	11,835	212,202
Ocular Therapeutix, Inc.	*	942	22,156
OraSure Technologies, Inc.	*	8,723	88,451
Orthofix International NV (Curacao)	*	3,796	114,108
Oxford Immunotec Global plc (United Kingdom)	*	4,173	56,836
PhotoMedex, Inc.	*†	2,664	4,076
Quidel Corp.	*	5,467	158,106
ResMed, Inc.	†	25,201	1,412,768
Rockwell Medical, Inc.	*†	8,627	88,686
Roka Bioscience, Inc.	*†	822	3,625
RTI Surgical, Inc.	*	13,504	70,221
Second Sight Medical Products, Inc.	*†	703	7,213
Sientra, Inc.	*	1,004	16,857
Sirona Dental Systems, Inc.	*	10,294	899,387
Spectranetics Corp. (The)	*	7,119	246,175
STAAR Surgical Co.	*	7,139	65,036
STERIS Corp.		10,682	692,728
SurModics, Inc.	*	3,217	71,096
Symmetry Surgical, Inc.	*	1,476	11,498
Tandem Diabetes Care, Inc.	*†	1,542	19,583
Teleflex, Inc.		7,496	860,691
Thoratec Corp.	*	10,517	341,382
Tornier NV (Netherlands)	*	6,135	156,442
TransEnterix, Inc.	*†	4,614	13,427
TriVascular Technologies, Inc.	*†	1,250	15,712
Unilife Corp.	*†	22,514	75,422
Utah Medical Products, Inc.		525	31,526
Vascular Solutions, Inc.	*	2,721	73,902
Veracyte, Inc.	*†	845	8,163
Volcano Corp.	*	8,883	158,828
West Pharmaceutical Services, Inc.		12,945	689,192
Wright Medical Group, Inc.	*	8,782	235,972
Zeltiq Aesthetics, Inc.	*	4,981	139,020

			20,120,681

Health Care Providers & Services—2.8%
AAC Holdings, Inc.	*	1,004	31,044
Acadia Healthcare Co., Inc.	*	7,668	469,358
Addus HomeCare Corp.	*	874	21,212
Adeptus Health, Inc., Class A	*†	923	34,520
Air Methods Corp.	*	7,403	325,954
Alliance HealthCare Services, Inc.	*	806	16,918
Almost Family, Inc.	*	1,537	44,496
Amedisys, Inc.	*	5,275	154,821
AMN Healthcare Services, Inc.	*	7,678	150,489
Amsurg Corp.	*	7,409	405,495
Bio-Reference Laboratories, Inc.	*†	4,688	150,626
BioScrip, Inc.	*	14,738	103,019
BioTelemetry, Inc.	*	4,248	42,607
Brookdale Senior Living, Inc.	*	31,184	1,143,517
Capital Senior Living Corp.	*	5,534	137,852

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Centene Corp.	*	10,470	$1,087,310
Chemed Corp.		3,102	327,788
Civitas Solutions, Inc.	*	2,042	34,775
Community Health Systems, Inc.	*	20,645	1,113,178
Corvel Corp.	*	2,370	88,211
Cross Country Healthcare, Inc.	*	7,318	91,329
Ensign Group, Inc. (The)		3,393	150,615
Envision Healthcare Holdings, Inc.	*	14,304	496,206
ExamWorks Group, Inc.	*	6,025	250,580
Five Star Quality Care, Inc.	*	9,106	37,790
Gentiva Health Services, Inc.	*	5,336	101,651
Hanger, Inc.	*	6,290	137,751
Health Net, Inc.	*	14,497	776,024
HealthEquity, Inc.	*	1,714	43,621
HealthSouth Corp.		15,894	611,283
Healthways, Inc.	*	5,769	114,688
IPC The Hospitalist Co., Inc.	*	3,142	144,186
Kindred Healthcare, Inc.		12,536	227,905
Landauer, Inc.		1,882	64,252
LHC Group, Inc.	*	2,770	86,369
LifePoint Hospitals, Inc.	*	8,108	583,046
Magellan Health, Inc.	*	4,963	297,929
MEDNAX, Inc.	*	18,212	1,203,995
Molina Healthcare, Inc.	*	5,320	284,780
MWI Veterinary Supply, Inc.	*	2,422	411,522
National Healthcare Corp.		1,812	113,866
National Research Corp., Class A		1,929	26,987
Omnicare, Inc.		18,009	1,313,396
Owens & Minor, Inc.		11,941	419,249
Patterson Cos., Inc.		15,531	747,041
PharMerica Corp.	*	5,445	112,766
Premier, Inc., Class A	*	5,486	183,946
Providence Service Corp. (The)	*	2,069	75,394
RadNet, Inc.	*	5,263	44,946
Select Medical Holdings Corp.		13,482	194,141
Skilled Healthcare Group, Inc., Class A	*	4,230	36,251
Surgical Care Affiliates, Inc.	*	1,885	63,430
Team Health Holdings, Inc.	*	12,689	729,998
Tenet Healthcare Corp.	*	17,891	906,537
Triple-S Management Corp., Class B (Puerto Rico)	*	4,524	108,169
Trupanion, Inc.	*†	1,368	9,480
U.S. Physical Therapy, Inc.		2,234	93,739
Universal American Corp.	*	7,130	66,166
Universal Health Services, Inc., Class B		15,989	1,778,936
VCA, Inc.	*	15,968	778,759
WellCare Health Plans, Inc.	*	8,148	668,625

			20,470,534

Health Care Technology—0.4%
Allscripts Healthcare Solutions, Inc.	*	32,180	410,939
athenahealth, Inc.	*†	6,762	985,223
Castlight Health, Inc., Class B	*	2,084	24,383
Computer Programs & Systems, Inc.		2,114	128,426
HealthStream, Inc.	*	3,356	98,935
HMS Holdings Corp.	*	16,863	356,484
Imprivata, Inc.	*†	973	12,649
MedAssets, Inc.	*	11,090	219,138

		Shares	Value
Medidata Solutions, Inc.	*	9,496	$453,434
Merge Healthcare, Inc.	*	9,619	34,244
Omnicell, Inc.	*	6,227	206,238
Quality Systems, Inc.		8,711	135,804
Veeva Systems, Inc., Class A	*	7,409	195,672
Vocera Communications, Inc.	*	3,339	34,792

			3,296,361

Hotels, Restaurants & Leisure—2.3%
Aramark		7,951	247,674
Belmond Ltd., Class A (Bermuda)	*	18,365	227,175
Biglari Holdings, Inc.	*	243	97,081
BJ’s Restaurants, Inc.	*	4,349	218,363
Bloomin’ Brands, Inc.	*	13,449	332,997
Bob Evans Farms, Inc.		4,353	222,787
Boyd Gaming Corp.	*	13,345	170,549
Bravo Brio Restaurant Group, Inc.	*	3,101	43,135
Brinker International, Inc.		12,044	706,862
Buffalo Wild Wings, Inc.	*	3,402	613,653
Caesars Acquisition Co., Class A	*	7,358	75,861
Caesars Entertainment Corp.	*†	8,076	126,712
Carrols Restaurant Group, Inc.	*	5,985	45,666
Cheesecake Factory, Inc. (The)		9,090	457,318
Choice Hotels International, Inc.		6,118	342,730
Churchill Downs, Inc.		2,351	224,050
Chuy’s Holdings, Inc.	*	3,373	66,347
ClubCorp Holdings, Inc.		3,469	62,199
Cracker Barrel Old Country Store, Inc.		3,443	484,637
Dave & Buster’s Entertainment, Inc.	*†	1,181	32,241
Del Frisco’s Restaurant Group, Inc.	*	3,974	94,343
Denny’s Corp.	*	15,003	154,681
Diamond Resorts International, Inc.	*	5,983	166,926
DineEquity, Inc.		3,180	329,575
Domino’s Pizza, Inc.		10,168	957,521
Dunkin’ Brands Group, Inc.		19,278	822,207
El Pollo Loco Holdings, Inc.	*†	1,346	26,880
Empire Resorts, Inc.	*†	2,600	20,176
Famous Dave’s of America, Inc.	*†	800	21,016
Fiesta Restaurant Group, Inc.	*	4,707	286,186
Habit Restaurants, Inc./The, Class A	*†	949	30,700
Ignite Restaurant Group, Inc.	*	1,280	10,074
International Game Technology		44,673	770,609
International Speedway Corp., Class A		5,069	160,434
Interval Leisure Group, Inc.		6,806	142,177
Intrawest Resorts Holdings, Inc.	*†	3,352	40,023
Isle of Capri Casinos, Inc.	*	5,204	43,557
Jack in the Box, Inc.		7,076	565,797
Jamba, Inc.	*	3,273	49,390
Krispy Kreme Doughnuts, Inc.	*	12,266	242,131
La Quinta Holdings, Inc.	*	8,800	194,128
Life Time Fitness, Inc.	*	7,719	437,050
Marcus Corp. (The)		4,188	77,520
Marriott Vacations Worldwide Corp.		5,140	383,136
Monarch Casino & Resort, Inc.	*	2,050	34,009
Morgans Hotel Group Co.	*	5,643	44,241
Nathan’s Famous, Inc.	*	431	34,480
Noodles & Co.	*†	1,842	48,537
Panera Bread Co., Class A	*	4,426	773,665

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Papa John’s International, Inc.		5,552	$309,802
Papa Murphy’s Holdings, Inc.	*	956	11,109
Penn National Gaming, Inc.	*	13,618	186,975
Pinnacle Entertainment, Inc.	*†	10,729	238,720
Popeyes Louisiana Kitchen, Inc.	*	4,381	246,519
Potbelly Corp.	*†	2,452	31,557
Red Robin Gourmet Burgers, Inc.	*	2,741	210,988
Restaurant Brands International LP	*†	391	14,754
Restaurant Brands International, Inc. (Canada)	*	38,401	1,499,175
Ruby Tuesday, Inc.	*	11,736	80,274
Ruth’s Hospitality Group, Inc.		7,796	116,940
Scientific Games Corp., Class A	*†	8,925	113,615
SeaWorld Entertainment, Inc.		13,202	236,316
Six Flags Entertainment Corp.		12,869	555,297
Sonic Corp.		10,276	279,815
Speedway Motorsports, Inc.		1,680	36,742
Texas Roadhouse, Inc.		12,358	417,206
Vail Resorts, Inc.		6,756	615,674
Wendy’s Co. (The)		52,370	472,901
Zoe’s Kitchen, Inc.	*†	939	28,085

			17,461,670

Household Durables—1.9%
Beazer Homes USA, Inc.	*	4,831	93,528
Cavco Industries, Inc.	*	1,545	122,472
Century Communities, Inc.	*	655	11,318
CSS Industries, Inc.		1,584	43,782
D.R. Horton, Inc.		57,862	1,463,330
Dixie Group, Inc. (The)	*†	2,409	22,091
Ethan Allen Interiors, Inc.		4,278	132,490
Flexsteel Industries, Inc.		839	27,058
GoPro, Inc., Class A	*†	3,917	247,633
Harman International Industries, Inc.		12,390	1,322,137
Helen of Troy Ltd. (Bermuda)	*	5,166	336,100
Hovnanian Enterprises, Inc., Class A	*†	21,157	87,378
Installed Building Products, Inc.	*	1,567	27,924
iRobot Corp.	*†	5,589	194,050
Jarden Corp.	*	34,799	1,666,176
KB Home	†	16,227	268,557
La-Z-Boy, Inc.		9,601	257,691
Leggett & Platt, Inc.		25,174	1,072,664
Lennar Corp., Class A		31,943	1,431,366
LGI Homes, Inc.	*†	3,906	58,277
Libbey, Inc.	*	3,551	111,643
Lifetime Brands, Inc.		1,617	27,812
M/I Homes, Inc.	*	4,003	91,909
MDC Holdings, Inc.	†	6,738	178,355
Meritage Homes Corp.	*	6,808	245,020
NACCO Industries, Inc., Class A		829	49,209
New Home Co., Inc. (The)	*	1,400	20,272
NVR, Inc.	*	776	989,656
Ryland Group, Inc. (The)		8,217	316,848
Skullcandy, Inc.	*	3,066	28,177
Standard Pacific Corp.	*	28,766	209,704
Taylor Morrison Home Corp., Class A	*	6,556	123,843
Tempur Sealy International, Inc.	*	10,758	590,722
Toll Brothers, Inc.	*	31,786	1,089,306
TRI Pointe Homes, Inc.	*	26,209	399,687

		Shares	Value
Tupperware Brands Corp.		9,106	$573,678
Turtle Beach Corp.	*†	1,148	3,662
UCP, Inc., Class A	*	1,249	13,114
Universal Electronics, Inc.	*	3,125	203,219
WCI Communities, Inc.	*†	3,432	67,199
William Lyon Homes, Class A	*	3,916	79,377

			14,298,434

Household Products—0.3%
Central Garden and Pet Co., Class A	*	6,906	65,952
Energizer Holdings, Inc.		11,077	1,424,059
Harbinger Group, Inc.	*	16,262	230,270
Oil-Dri Corp of America		764	24,929
Orchids Paper Products Co.		1,092	31,788
Spectrum Brands Holdings, Inc.		3,789	362,532
WD-40 Co.		2,756	234,481

			2,374,011

Independent Power and Renewable Electricity Producers—0.2%
Abengoa Yield plc (Spain)	†	5,610	153,265
Atlantic Power Corp.		20,459	55,444
Dynegy, Inc.	*	21,545	653,891
Ormat Technologies, Inc.	†	3,707	100,756
Pattern Energy Group, Inc.	†	7,677	189,315
TerraForm Power, Inc., Class A	†	3,780	116,726
Vivint Solar, Inc.	*†	3,399	31,339

			1,300,736

Industrial Conglomerates—0.2%
Carlisle Cos., Inc.		11,632	1,049,672
Raven Industries, Inc.		6,841	171,025

			1,220,697

Insurance—4.7%
Alleghany Corp.	*	2,955	1,369,642
Allied World Assurance Co. Holdings AG (Switzerland)		18,105	686,542
Ambac Financial Group, Inc.	*	7,905	193,672
American Equity Investment Life Holding Co.		13,226	386,067
American Financial Group, Inc.		13,115	796,343
American National Insurance Co.		1,400	159,964
AMERISAFE, Inc.		3,489	147,794
AmTrust Financial Services, Inc.	†	5,176	291,150
Arch Capital Group Ltd. (Bermuda)	*	24,081	1,423,187
Argo Group International Holdings Ltd. (Bermuda)		4,743	263,094
Arthur J. Gallagher & Co.		28,193	1,327,326
Aspen Insurance Holdings Ltd. (Bermuda)		12,135	531,149
Assurant, Inc.		12,981	888,290
Assured Guaranty Ltd. (Bermuda)		30,602	795,346
Atlas Financial Holdings, Inc.	*†	1,852	30,225
Axis Capital Holdings Ltd. (Bermuda)		18,779	959,419
Baldwin & Lyons, Inc., Class B		1,792	46,198
Brown & Brown, Inc.		22,011	724,382
Citizens, Inc.	*†	8,606	65,406
CNO Financial Group, Inc.		37,772	650,434
Crawford & Co., Class B		7,204	74,057
Donegal Group, Inc., Class A		1,264	20,199

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
eHealth, Inc.	*	3,302	$82,286
EMC Insurance Group, Inc.		1,041	36,914
Employers Holdings, Inc.		5,724	134,571
Endurance Specialty Holdings Ltd. (Bermuda)		7,852	469,864
Enstar Group Ltd. (Bermuda)	*	1,557	238,050
Erie Indemnity Co., Class A		4,544	412,459
Everest Re Group Ltd. (Bermuda)		8,279	1,409,914
FBL Financial Group, Inc., Class A		1,560	90,527
Federated National Holding Co.		2,947	71,199
Fidelity & Guaranty Life		2,136	51,841
First American Financial Corp.		19,230	651,897
FNF Group		50,468	1,738,623
FNFV Group	*	16,714	263,078
Genworth Financial, Inc., Class A	*	88,268	750,278
Global Indemnity plc (Ireland)	*	1,488	42,215
Greenlight Capital Re Ltd., Class A (Cayman Islands)	*	5,625	183,656
Hallmark Financial Services, Inc.	*	2,249	27,190
Hanover Insurance Group, Inc. (The)		8,274	590,102
HCC Insurance Holdings, Inc.		18,119	969,729
HCI Group, Inc.		1,491	64,471
Heritage Insurance Holdings, Inc.	*	1,150	22,344
Horace Mann Educators Corp.		7,441	246,892
Independence Holding Co.	†	1,901	26,519
Infinity Property & Casualty Corp.		1,953	150,889
Kansas City Life Insurance Co.		423	20,317
Kemper Corp.		8,711	314,554
Maiden Holdings Ltd. (Bermuda)		8,262	105,671
Markel Corp.	*	2,513	1,715,977
MBIA, Inc.	*	27,028	257,847
Meadowbrook Insurance Group, Inc.		10,981	92,899
Mercury General Corp.		5,177	293,381
Montpelier Re Holdings Ltd. (Bermuda)		6,220	222,800
National General Holdings Corp.		5,714	106,338
National Interstate Corp.		1,051	31,320
National Western Life Insurance Co., Class A		368	99,084
Navigators Group, Inc. (The)	*	1,745	127,978
Old Republic International Corp.		47,059	688,473
OneBeacon Insurance Group Ltd., Class A		4,581	74,212
PartnerRe Ltd. (Bermuda)		9,173	1,046,914
Phoenix Cos., Inc. (The)	*	869	59,848
Platinum Underwriters Holdings Ltd. (Bermuda)		4,405	323,415
Primerica, Inc.		10,293	558,498
ProAssurance Corp.		11,196	505,499
Protective Life Corp.		14,435	1,005,398
Reinsurance Group of America, Inc.		12,544	1,099,105
RenaissanceRe Holdings Ltd. (Bermuda)		7,490	728,178
RLI Corp.		8,058	398,065
Safety Insurance Group, Inc.		2,194	140,438
Selective Insurance Group, Inc.		10,774	292,730
StanCorp Financial Group, Inc.		8,007	559,369
State Auto Financial Corp.		2,585	57,439
State National Cos., Inc.	†	4,318	51,730
Stewart Information Services Corp.		4,371	161,902

		Shares	Value
Symetra Financial Corp.		13,661	$314,886
Third Point Reinsurance Ltd. (Bermuda)	*	9,549	138,365
United Fire Group, Inc.		3,518	104,590
United Insurance Holdings Corp.		2,677	58,760
Universal Insurance Holdings, Inc.		5,131	104,929
Validus Holdings Ltd. (Bermuda)		16,718	694,800
W.R. Berkley Corp.		18,198	932,829
White Mountains Insurance Group Ltd.		1,116	703,203

			34,747,135

Internet & Catalog Retail—0.6%
1-800-Flowers.com, Inc., Class A	*	6,281	51,755
Blue Nile, Inc.	*	2,444	88,008
Coupons.com, Inc.	*†	1,942	34,471
EVINE Live, Inc.	*	6,239	41,115
FTD Cos., Inc.	*	3,867	134,649
Gaiam, Inc., Class A	*	2,600	18,538
Groupon, Inc.	*	86,756	716,605
HomeAway, Inc.	*	17,653	525,706
HSN, Inc.		5,985	454,860
Lands’ End, Inc.	*†	2,788	150,440
Liberty TripAdvisor Holdings, Inc., Series A	*	13,320	358,308
Liberty Ventures, Series A	*	26,205	988,453
Nutrisystem, Inc.		5,029	98,317
Orbitz Worldwide, Inc.	*	8,896	73,214
Overstock.com, Inc.	*	2,104	51,064
PetMed Express, Inc.	†	3,185	45,768
RetailMeNot, Inc.	*†	5,109	74,694
Shutterfly, Inc.	*	7,318	305,124
Travelport Worldwide Ltd. (United Kingdom)	†	4,950	89,100
Wayfair, Inc., Class A	*†	2,087	41,427
zulily, Inc., Class A	*†	2,690	62,946

			4,404,562

Internet Software & Services—1.8%
Aerohive Networks, Inc.	*	4,925	23,640
Amber Road, Inc.	*†	1,500	15,330
Angie’s List, Inc.	*†	7,000	43,610
AOL, Inc.	*	14,192	655,245
Bankrate, Inc.	*	11,716	145,630
Bazaarvoice, Inc.	*†	8,939	71,870
Benefitfocus, Inc.	*†	852	27,980
Blucora, Inc.	*	7,679	106,354
Borderfree, Inc.	*	1,000	8,960
Brightcove, Inc.	*	6,369	49,551
Carbonite, Inc.	*	2,935	41,882
Care.com, Inc.	*	1,199	9,928
ChannelAdvisor Corp.	*†	3,431	74,041
Cimpress NV (Netherlands)	*†	6,206	464,457
comScore, Inc.	*	6,168	286,380
Constant Contact, Inc.	*	5,890	216,163
Cornerstone OnDemand, Inc.	*†	10,183	358,442
CoStar Group, Inc.	*	5,782	1,061,749
Cvent, Inc.	*	2,992	83,297
Dealertrack Technologies, Inc.	*	9,401	416,558
Demand Media, Inc.	*	907	5,551
Demandware, Inc.	*	5,791	333,214
Dice Holdings, Inc.	*	6,835	68,418
Digital River, Inc.	*	5,786	143,088
E2open, Inc.	*†	3,978	38,229

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
EarthLink Holdings Corp.		20,557	$90,245
Endurance International Group Holdings, Inc.	*†	4,860	89,570
Envestnet, Inc.	*	5,918	290,811
Everyday Health, Inc.	*	1,300	19,175
Five9, Inc.	*	1,997	8,947
Global Eagle Entertainment, Inc.	*	6,028	82,041
Gogo, Inc.	*†	11,015	182,078
GrubHub, Inc.	*	1,437	52,192
GTT Communications, Inc.	*	2,450	32,413
IAC/InterActiveCorp		13,487	819,875
Internap Corp.	*	8,121	64,643
Intralinks Holdings, Inc.	*	8,511	101,281
j2 Global, Inc.		8,665	537,230
Limelight Networks, Inc.	*	6,937	19,215
Liquidity Services, Inc.	*†	4,692	38,334
LivePerson, Inc.	*	8,795	124,009
LogMeIn, Inc.	*	4,468	220,451
Marchex, Inc., Class B		5,699	26,158
Marin Software, Inc.	*	4,390	37,139
Marketo, Inc.	*	4,239	138,700
Millennial Media, Inc.	*†	8,132	13,011
Monster Worldwide, Inc.	*	16,068	74,234
NIC, Inc.		12,220	219,838
OPOWER, Inc.	*†	1,300	18,499
Pandora Media, Inc.	*	38,232	681,677
Perficient, Inc.	*	5,746	107,048
Q2 Holdings, Inc.	*	1,700	32,028
QuinStreet, Inc.	*	5,214	31,649
Rackspace Hosting, Inc.	*	21,277	995,976
RealNetworks, Inc.	*	4,328	30,469
Reis, Inc.		1,345	35,199
Rightside Group Ltd.	*	907	6,095
Rocket Fuel, Inc.	*†	3,037	48,956
SciQuest, Inc.	*	4,686	67,713
Shutterstock, Inc.	*†	2,575	177,932
SPS Commerce, Inc.	*	2,907	164,623
Stamps.com, Inc.	*	2,445	117,336
TechTarget, Inc.	*	2,374	26,992
Textura Corp.	*†	3,086	87,858
Travelzoo, Inc.	*	1,808	22,817
Tremor Video, Inc.	*†	15,166	43,526
TrueCar, Inc.	*†	1,300	29,770
Trulia, Inc.	*†	7,078	325,800
Unwired Planet, Inc.	*	23,320	23,320
Web.com Group, Inc.	*	9,090	172,619
WebMD Health Corp.	*	7,453	294,766
Wix.com Ltd. (Israel)	*	3,368	70,728
XO Group, Inc.	*	5,737	104,471
Xoom Corp.	*†	5,162	90,387
Yelp, Inc.	*	9,520	521,030
YuMe, Inc.	*†	3,100	15,624
Zillow, Inc., Class A	*	5,809	615,115
Zix Corp.	*	9,536	34,330

			13,025,510

IT Services—2.4%
Acxiom Corp.	*	13,925	282,260
Blackhawk Network Holdings, Inc.	*†	9,680	375,584
Booz Allen Hamilton Holding Corp.		13,242	351,310

		Shares	Value
Broadridge Financial Solutions, Inc.		21,894	$1,011,065
CACI International, Inc., Class A	*	4,515	389,103
Cardtronics, Inc.	*	8,528	329,010
Cass Information Systems, Inc.		2,024	107,778
Ciber, Inc.	*	14,012	49,743
Computer Task Group, Inc.		2,532	24,130
Convergys Corp.		18,752	381,978
CoreLogic, Inc.	*	16,573	523,541
CSG Systems International, Inc.		5,860	146,910
Datalink Corp.	*†	4,947	63,816
DST Systems, Inc.		5,646	531,571
EPAM Systems, Inc.	*	6,858	327,469
Euronet Worldwide, Inc.	*	9,421	517,213
EVERTEC, Inc. (Puerto Rico)		12,679	280,586
ExlService Holdings, Inc.	*	5,570	159,915
Forrester Research, Inc.		2,455	96,629
Gartner, Inc.	*	16,421	1,382,812
Genpact Ltd. (Bermuda)	*	28,212	534,053
Global Cash Access Holdings, Inc.	*	13,203	94,401
Global Payments, Inc.		12,379	999,357
Hackett Group, Inc. (The)		2,748	24,155
Heartland Payment Systems, Inc.		6,660	359,307
Higher One Holdings, Inc.	*	7,479	31,487
iGATE Corp.	*	6,743	266,214
Information Services Group, Inc.	*	5,257	22,185
Jack Henry & Associates, Inc.		15,332	952,730
Leidos Holdings, Inc.		11,568	503,439
Lionbridge Technologies, Inc.	*	11,139	64,049
Luxoft Holding, Inc. (Switzerland)	*†	1,347	51,873
ManTech International Corp., Class A		4,079	123,308
MAXIMUS, Inc.		12,270	672,887
ModusLink Global Solutions, Inc.	*	10,739	40,271
MoneyGram International, Inc.	*	4,578	41,614
NeuStar, Inc., Class A	*†	10,983	305,327
PRGX Global, Inc.	*†	4,569	26,135
Sabre Corp.		8,995	182,329
Sapient Corp.	*	20,009	497,824
Science Applications International Corp.		7,547	373,803
ServiceSource International, Inc.	*†	9,931	46,477
Sykes Enterprises, Inc.	*	6,610	155,137
Syntel, Inc.	*	5,846	262,953
TeleTech Holdings, Inc.	*	3,175	75,184
Total System Services, Inc.		30,426	1,033,267
Unisys Corp.	*	9,952	293,385
Vantiv, Inc., Class A	*	22,175	752,176
VeriFone Systems, Inc.	*	20,135	749,022
Virtusa Corp.	*	4,567	190,307
WEX, Inc.	*	6,885	681,064

			17,738,143

Leisure Products—0.4%
Arctic Cat, Inc.		2,262	80,301
Black Diamond, Inc.	*	3,789	33,154
Brunswick Corp.		16,527	847,174
Callaway Golf Co.		13,092	100,808
Escalade, Inc.		1,595	24,069
JAKKS Pacific, Inc.	*†	3,244	22,059
Johnson Outdoors, Inc., Class A		785	24,492
LeapFrog Enterprises, Inc.	*	12,080	57,018
Malibu Boats, Inc., Class A	*	1,521	29,310
Marine Products Corp.		3,091	26,088

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Nautilus, Inc.	*	4,916	$74,625
Polaris Industries, Inc.		11,856	1,793,101
Smith & Wesson Holding Corp.	*†	9,907	93,819
Sturm Ruger & Co., Inc.	†	3,706	128,339

			3,334,357

Life Sciences Tools & Services—1.2%
Accelerate Diagnostics, Inc.	*	3,846	73,805
Affymetrix, Inc.	*	13,418	132,436
Albany Molecular Research, Inc.	*†	3,704	60,301
Bio-Rad Laboratories, Inc., Class A	*	3,700	446,072
Bio-Techne Corp.		6,895	637,098
Bruker Corp.	*	19,703	386,573
Cambrex Corp.	*	6,259	135,320
Charles River Laboratories International, Inc.	*	9,037	575,115
Covance, Inc.	*	10,275	1,066,956
Enzo Biochem, Inc.	*	5,500	24,420
Fluidigm Corp.	*	5,173	174,485
INC Research Holdings, Inc., Class A	*	1,538	39,511
Luminex Corp.	*	7,419	139,180
Mettler-Toledo International, Inc.	*	5,253	1,588,822
NanoString Technologies, Inc.	*	1,700	23,681
Pacific Biosciences of California, Inc.	*	10,007	78,455
PAREXEL International Corp.	*	10,270	570,601
PerkinElmer, Inc.		20,525	897,558
PRA Health Sciences, Inc.	*	3,221	78,013
QIAGEN NV (Netherlands)	*	42,375	994,118
Quintiles Transnational Holdings, Inc.	*	9,881	581,694
Sequenom, Inc.	*†	20,997	77,689
VWR Corp.	*	4,845	125,340

			8,907,243

Machinery—4.2%
Accuride Corp.	*	5,687	24,682
Actuant Corp., Class A		11,535	314,213
AGCO Corp.	†	16,976	767,315
Alamo Group, Inc.		1,174	56,869
Albany International Corp., Class A		5,205	197,738
Allison Transmission Holdings, Inc.		24,057	815,532
Altra Industrial Motion Corp.		5,386	152,909
American Railcar Industries, Inc.	†	1,579	81,319
ARC Group Worldwide, Inc.	*†	502	5,090
Astec Industries, Inc.		3,453	135,737
Barnes Group, Inc.		10,180	376,762
Blount International, Inc.		9,180	161,293
Briggs & Stratton Corp.		9,174	187,333
Chart Industries, Inc.	*	5,455	186,561
CIRCOR International, Inc.		3,375	203,445
CLARCOR, Inc.		8,929	595,029
Colfax Corp.	*	17,272	890,717
Columbus McKinnon Corp.		3,189	89,420
Commercial Vehicle Group, Inc.	*	7,743	51,568
Crane Co.		9,217	541,038
Donaldson Co., Inc.		25,949	1,002,410
Douglas Dynamics, Inc.		3,681	78,884
Dynamic Materials Corp.		3,125	50,063
Energy Recovery, Inc.	*	6,998	36,879
EnPro Industries, Inc.	*	4,398	276,019

		Shares	Value
ESCO Technologies, Inc.		4,502	$166,124
ExOne Co. (The)	*†	1,694	28,459
Federal Signal Corp.		11,860	183,118
FreightCar America, Inc.		2,798	73,615
Global Brass & Copper Holdings, Inc.		3,564	46,902
Gorman-Rupp Co. (The)		3,896	125,140
Graco, Inc.		11,092	889,357
Graham Corp.		1,617	46,521
Greenbrier Cos., Inc. (The)	†	4,868	261,558
Harsco Corp.		14,896	281,385
Hillenbrand, Inc.		11,125	383,813
Hurco Cos., Inc.		1,248	42,544
Hyster-Yale Materials Handling, Inc.		2,095	153,354
IDEX Corp.		14,644	1,139,889
ITT Corp.		17,142	693,565
John Bean Technologies Corp.		5,724	188,091
Joy Global, Inc.		18,595	865,039
Kadant, Inc.		2,468	105,359
Kennametal, Inc.		14,470	517,881
L.B. Foster Co., Class A		1,705	82,812
Lincoln Electric Holdings, Inc.		14,600	1,008,714
Lindsay Corp.	†	2,395	205,347
Lydall, Inc.	*	2,982	97,869
Manitex International, Inc.	*†	1,949	24,772
Manitowoc Co., Inc. (The)		24,357	538,290
Meritor, Inc.	*	17,017	257,808
Middleby Corp. (The)	*	10,237	1,014,487
Miller Industries, Inc.	†	1,779	36,985
Mueller Industries, Inc.		9,973	340,478
Mueller Water Products, Inc., Class A		30,046	307,671
Navistar International Corp.	*	10,261	343,538
NN, Inc.		3,390	69,698
Nordson Corp.		11,664	909,325
Omega Flex, Inc.		488	18,451
Oshkosh Corp.		14,375	699,344
Proto Labs, Inc.	*	3,961	266,021
RBC Bearings, Inc.		4,314	278,382
Rexnord Corp.	*	14,371	405,406
Snap-on, Inc.		10,603	1,449,854
SPX Corp.		7,566	650,071
Standex International Corp.		2,170	167,654
Sun Hydraulics Corp.		4,279	168,507
Tennant Co.		3,191	230,294
Terex Corp.		20,136	561,392
Timken Co. (The)		14,447	616,598
Titan International, Inc.		8,071	85,795
Toro Co. (The)		10,162	648,437
TriMas Corp.	*	8,555	267,686
Trinity Industries, Inc.		28,708	804,111
Twin Disc, Inc.		1,926	38,250
Valmont Industries, Inc.	†	4,539	576,453
Wabash National Corp.	*	12,487	154,339
WABCO Holdings, Inc.	*	10,287	1,077,872
Wabtec Corp.		17,566	1,526,310
Watts Water Technologies, Inc., Class A		5,244	332,679
Woodward, Inc.		11,933	587,462
Xerium Technologies, Inc.	*	1,744	27,520
Xylem, Inc.		33,423	1,272,414

			31,619,635

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Marine—0.2%
Baltic Trading Ltd.		7,920	$19,879
International Shipholding Corp.		724	10,788
Kirby Corp.	*	10,331	834,125
Knightsbridge Shipping Ltd. (Bermuda)	†	4,827	21,866
Matson, Inc.		7,325	252,859
Navios Maritime Holdings, Inc. (Greece)		12,773	52,497
Safe Bulkers, Inc. (Greece)		6,264	24,492
Scorpio Bulkers, Inc.	*	24,958	49,167
Ultrapetrol Bahamas Ltd. (Bahamas)	*	3,567	7,634

			1,273,307

Media—1.8%
A.H. Belo Corp., Class A		2,998	31,119
AMC Entertainment Holdings, Inc., Class A		3,960	103,673
AMC Networks, Inc., Class A	*	10,774	687,058
Cablevision Systems Corp., Class A		35,735	737,570
Carmike Cinemas, Inc.	*	4,910	128,986
Central European Media Enterprises Ltd., Class A (Bermuda)	*†	9,570	30,720
Cinedigm Corp., Class A	*	12,318	19,955
Cinemark Holdings, Inc.		20,856	742,056
Clear Channel Outdoor Holdings, Inc., Class A		8,401	88,967
Crown Media Holdings, Inc., Class A	*	4,399	15,572
Cumulus Media, Inc., Class A	*	23,598	99,820
Daily Journal Corp.	*†	156	41,030
Dex Media, Inc.	*†	2,722	24,416
DreamWorks Animation SKG, Inc., Class A	*	13,912	310,655
Entercom Communications Corp., Class A	*	3,975	48,336
Entravision Communications Corp., Class A		9,227	59,791
Eros International plc	*†	3,590	75,964
EW Scripps Co. (The), Class A	*	5,253	117,405
Gannett Co., Inc.		41,271	1,317,783
Global Sources Ltd. (Bermuda)	*	2,826	17,973
Gray Television, Inc.	*	10,278	115,114
Harte-Hanks, Inc.		7,272	56,285
Hemisphere Media Group, Inc.	*†	1,387	18,711
Interpublic Group of Cos., Inc. (The)		76,134	1,581,303
John Wiley & Sons, Inc., Class A		8,219	486,894
Journal Communications, Inc., Class A	*	9,165	104,756
Lee Enterprises, Inc.	*†	8,627	31,747
Lions Gate Entertainment Corp.	†	14,824	474,664
Live Nation Entertainment, Inc.	*	26,093	681,288
Loral Space & Communications, Inc.	*	2,438	191,895
Madison Square Garden Co. (The), Class A	*	11,178	841,256
Martha Stewart Living Omnimedia, Inc., Class A	*	6,601	28,450
McClatchy Co. (The), Class A	*	8,865	29,432

		Shares	Value
MDC Partners, Inc., Class A		7,283	$165,470
Media General, Inc.	*†	9,067	151,691
Meredith Corp.		6,486	352,320
Morningstar, Inc.		3,829	247,775
National CineMedia, Inc.		10,391	149,319
New Media Investment Group, Inc.		6,007	141,945
New York Times Co. (The), Class A		24,566	324,763
Nexstar Broadcasting Group, Inc., Class A		5,657	292,976
Radio One, Inc., Class D	*	4,000	6,680
Radio Unica Communications Corp.	*‡d	1,900	—
ReachLocal, Inc.	*	2,912	10,017
Reading International, Inc., Class A	*	2,976	39,462
Regal Entertainment Group, Class A	†	15,242	325,569
Rentrak Corp.	*	1,688	122,920
Saga Communications, Inc., Class A		1,196	52,002
Salem Communications Corp., Class A		3,266	25,540
Scholastic Corp.		4,805	174,998
SFX Entertainment, Inc.	*†	7,447	33,735
Sinclair Broadcast Group, Inc., Class A	†	12,521	342,575
Sizmek, Inc.	*	5,674	35,519
Starz, Class A	*	17,046	506,266
Time, Inc.	†	19,392	477,237
Townsquare Media, Inc., Class A	*	1,462	19,298
World Wrestling Entertainment, Inc., Class A	†	4,743	58,529

			13,397,250

Metals & Mining—1.2%
AK Steel Holding Corp.	*†	34,225	203,296
Allegheny Technologies, Inc.		19,263	669,774
Allied Nevada Gold Corp.	*†	17,040	14,825
AM Castle & Co.	*†	3,161	25,225
Ampco-Pittsburgh Corp.		986	18,980
Carpenter Technology Corp.		10,099	497,376
Century Aluminum Co.	*	9,652	235,509
Cliffs Natural Resources, Inc.	†	27,203	194,229
Coeur Mining, Inc.	*	19,056	97,376
Commercial Metals Co.		22,078	359,651
Compass Minerals International, Inc.		6,047	525,061
Globe Specialty Metals, Inc.		11,203	193,028
Gold Resource Corp.		6,352	21,470
Handy & Harman Ltd.	*	640	29,459
Haynes International, Inc.		2,542	123,287
Hecla Mining Co.		57,230	159,672
Horsehead Holding Corp.	*	8,467	134,033
Kaiser Aluminum Corp.		3,267	233,362
Materion Corp.		3,982	140,286
Molycorp, Inc.	*†	29,774	26,219
Noranda Aluminum Holding Corp.		14,410	50,723
Olympic Steel, Inc.		1,772	31,506
Reliance Steel & Aluminum Co.		14,182	868,931
Royal Gold, Inc.		11,742	736,223
RTI International Metals, Inc.	*	6,083	153,657

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Ryerson Holding Corp.	*	1,802	$17,894
Schnitzer Steel Industries, Inc., Class A		4,380	98,813
Steel Dynamics, Inc.		43,531	859,302
Stillwater Mining Co.	*	21,089	310,852
SunCoke Energy, Inc.		11,225	217,091
Tahoe Resources, Inc.		15,705	217,828
TimkenSteel Corp.		7,314	270,837
United States Steel Corp.		25,690	686,951
Universal Stainless & Alloy Products, Inc.	*	947	23,817
US Silica Holdings, Inc.	†	10,120	259,983
Walter Energy, Inc.		10,993	15,170
Worthington Industries, Inc.		9,711	292,204

			9,013,900

Multiline Retail—0.3%
Big Lots, Inc.		9,319	372,946
Bon-Ton Stores, Inc. (The)	†	2,140	15,858
Burlington Stores, Inc.	*	4,870	230,156
Dillard’s, Inc., Class A		4,234	530,012
Fred’s, Inc., Class A		7,550	131,446
J.C. Penney Co., Inc.	*†	57,530	372,794
Sears Holdings Corp.	*†	5,086	167,736
Tuesday Morning Corp.	*	8,867	192,414

			2,013,362

Multi-Utilities—1.3%
Alliant Energy Corp.		20,178	1,340,223
Avista Corp.		11,016	389,416
Black Hills Corp.		7,951	421,721
CMS Energy Corp.		48,471	1,684,367
Integrys Energy Group, Inc.		14,520	1,130,382
MDU Resources Group, Inc.		34,697	815,379
NorthWestern Corp.		8,462	478,780
SCANA Corp.		25,443	1,536,757
TECO Energy, Inc.		41,588	852,138
Vectren Corp.		14,882	687,995

			9,337,158

Oil, Gas & Consumable Fuels—2.2%
Abraxas Petroleum Corp.	*	16,099	47,331
Adams Resources & Energy, Inc.		479	23,926
Alon USA Energy, Inc.		3,922	49,692
Alpha Natural Resources, Inc.	*†	42,685	71,284
American Eagle Energy Corp.	*†	4,896	3,048
Amyris, Inc.	*†	6,091	12,547
Apco Oil and Gas International, Inc.	*	2,488	34,907
Approach Resources, Inc.	*†	6,656	42,532
Arch Coal, Inc.	†	37,708	67,120
Ardmore Shipping Corp. (Ireland)		2,905	34,773
Bill Barrett Corp.	*	9,354	106,542
Bonanza Creek Energy, Inc.	*	6,309	151,416
BPZ Resources, Inc.	*†	27,149	7,846
Callon Petroleum Co.	*	8,345	45,480
Carrizo Oil & Gas, Inc.	*	8,354	347,526
Clayton Williams Energy, Inc.	*	1,014	64,693
Clean Energy Fuels Corp.	*†	11,637	58,127
Cloud Peak Energy, Inc.	*	11,802	108,342
Comstock Resources, Inc.	†	8,808	59,983
Contango Oil & Gas Co.	*	3,036	88,773
CVR Energy, Inc.	†	2,695	104,323

		Shares	Value
Delek US Holdings, Inc.		11,348	$309,573
Denbury Resources, Inc.		65,379	531,531
DHT Holdings, Inc. (Bermuda)		19,275	140,900
Diamondback Energy, Inc.	*	7,887	471,485
Dorian LPG Ltd.	*	1,178	16,362
Eclipse Resources Corp.	*	4,964	34,897
Emerald Oil, Inc.	*†	9,095	10,914
Energen Corp.		13,272	846,223
Energy XXI Ltd.	†	16,321	53,206
EP Energy Corp., Class A	*	6,635	69,269
Evolution Petroleum Corp.		6,187	45,969
EXCO Resources, Inc.	†	31,828	69,067
Frontline Ltd. (Bermuda)	*†	8,754	21,973
FX Energy, Inc.	*†	10,537	16,332
GasLog Ltd. (Monaco)	†	7,396	150,509
Gastar Exploration, Inc.	*	14,863	35,820
Golar LNG Ltd. (Bermuda)	†	9,558	348,580
Goodrich Petroleum Corp.	*†	6,111	27,133
Green Plains, Inc.		7,235	179,283
Gulfport Energy Corp.	*	15,141	631,985
Halcon Resources Corp.	*†	45,027	80,148
Hallador Energy Co.		3,197	35,199
Harvest Natural Resources, Inc.	*†	6,776	12,265
Isramco, Inc.	*†	156	21,528
Jones Energy, Inc., Class A	*†	1,795	20,481
Kosmos Energy Ltd. (Bermuda)	*	19,857	166,600
Laredo Petroleum, Inc.	*†	14,988	155,126
Magnum Hunter Resources Corp.	*†	38,845	121,973
Matador Resources Co.	*	12,970	262,383
Memorial Resource Development Corp.	*	9,736	175,540
Midstates Petroleum Co., Inc.	*†	5,381	8,125
Miller Energy Resources, Inc.	*†	4,833	6,041
Navios Maritime Acquisition Corp. (Greece)		13,236	48,047
Newfield Exploration Co.	*	25,358	687,709
Nordic American Offshore Ltd. (Norway)	†	2,988	36,693
Nordic American Tankers Ltd. (Norway)	†	15,457	155,652
Northern Oil and Gas, Inc.	*†	12,515	70,710
Oasis Petroleum, Inc.	*	19,049	315,070
Pacific Ethanol, Inc.	*†	3,263	33,707
Panhandle Oil and Gas, Inc., Class A		3,416	79,524
Parsley Energy, Inc., Class A	*	10,382	165,697
PBF Energy, Inc., Class A		13,296	354,205
PDC Energy, Inc.	*	6,343	261,776
Peabody Energy Corp.	†	48,924	378,672
Penn Virginia Corp.	*†	11,487	76,733
PetroQuest Energy, Inc.	*	14,743	55,139
QEP Resources, Inc.		31,930	645,625
Quicksilver Resources, Inc.	*†	22,131	4,386
Renewable Energy Group, Inc.	*	5,827	56,580
Resolute Energy Corp.	*†	16,674	22,010
REX American Resources Corp.	*	1,034	64,077
Rex Energy Corp.	*†	9,028	46,043
Rice Energy, Inc.	*	9,450	198,167
Ring Energy, Inc.	*†	2,998	31,479
Rosetta Resources, Inc.	*	11,412	254,602
RSP Permian, Inc.	*	4,334	108,957
Sanchez Energy Corp.	*†	9,850	91,507
SandRidge Energy, Inc.	*†	88,853	161,712
Scorpio Tankers, Inc. (Monaco)		30,237	262,760
SemGroup Corp., Class A		7,738	529,202

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Ship Finance International Ltd. (Norway)		10,743	$151,691
SM Energy Co.		12,593	485,838
Solazyme, Inc.	*†	13,219	34,105
Stone Energy Corp.	*	10,803	182,355
Swift Energy Co.	*†	7,371	29,853
Synergy Resources Corp.	*	13,246	166,105
Targa Resources Corp.		7,034	745,956
Teekay Corp. (Bermuda)		8,613	438,316
Teekay Tankers Ltd., Class A (Bermuda)		9,900	50,094
TransAtlantic Petroleum Ltd.	*†	3,643	19,636
Triangle Petroleum Corp.	*†	15,408	73,650
Ultra Petroleum Corp.	*†	28,003	368,519
VAALCO Energy, Inc.	*	12,065	55,016
Vertex Energy, Inc.	*†	2,000	8,380
W&T Offshore, Inc.		5,802	42,587
Warren Resources, Inc.	*	17,522	28,210
Western Refining, Inc.		10,072	380,520
Westmoreland Coal Co.	*	3,181	105,641
World Fuel Services Corp.		13,211	619,992
WPX Energy, Inc.	*	36,900	429,147

			16,218,683

Paper & Forest Products—0.4%
Boise Cascade Co.	*	7,675	285,126
Clearwater Paper Corp.	*	3,863	264,809
Deltic Timber Corp.		1,869	127,839
Domtar Corp. (Canada)		11,880	477,814
KapStone Paper and Packaging Corp.		15,462	453,191
Louisiana-Pacific Corp.	*†	25,478	421,916
Neenah Paper, Inc.		2,742	165,260
P.H. Glatfelter Co.		8,163	208,728
Resolute Forest Products, Inc. (Canada)	*	11,015	193,974
Schweitzer-Mauduit International, Inc.		5,613	237,430
Wausau Paper Corp.		7,822	88,936

			2,925,023

Personal Products—0.3%
Avon Products, Inc.		80,700	757,773
Coty, Inc., Class A	*	11,495	237,487
Elizabeth Arden, Inc.	*†	4,409	94,309
Female Health Co. (The)	†	5,170	20,266
Herbalife Ltd.	†	13,700	516,490
IGI Laboratories, Inc.	*	4,628	40,726
Inter Parfums, Inc.		2,745	75,350
Medifast, Inc.	*	2,861	95,987
Nature’s Sunshine Products, Inc.	†	1,727	25,594
Nu Skin Enterprises, Inc., Class A	†	10,792	471,610
Nutraceutical International Corp.	*	1,355	29,214
Revlon, Inc., Class A	*	1,782	60,873
Synutra International, Inc.	*	2,931	17,821
USANA Health Sciences, Inc.	*	1,221	125,262

			2,568,762

Pharmaceuticals—1.5%
AcelRx Pharmaceuticals, Inc.	*†	5,622	37,836
Achaogen, Inc.	*	1,150	15,007
Aerie Pharmaceuticals, Inc.	*	1,295	37,801
Akorn, Inc.	*	11,875	429,875

		Shares	Value
Alimera Sciences, Inc.	*†	2,748	$15,224
Amphastar Pharmaceuticals, Inc.	*†	1,513	17,566
Ampio Pharmaceuticals, Inc.	*†	7,534	25,842
ANI Pharmaceuticals, Inc.	*	1,107	62,424
Aratana Therapeutics, Inc.	*	4,040	71,993
Auxilium Pharmaceuticals, Inc.	*	9,100	312,903
Avanir Pharmaceuticals, Inc.	*	35,074	594,504
BioDelivery Sciences International, Inc.	*	6,937	83,383
Bio-Path Holdings, Inc.	*†	11,813	31,423
Catalent, Inc.	*	9,507	265,055
Cempra, Inc.	*	4,933	115,975
Corcept Therapeutics, Inc.	*†	9,895	29,685
Depomed, Inc.	*	11,672	188,036
Dermira, Inc.	*	1,364	24,702
Egalet Corp.	*	648	3,687
Endocyte, Inc.	*	5,585	35,130
Horizon Pharma plc	*†	10,579	136,363
Impax Laboratories, Inc.	*	12,242	387,827
Intersect ENT, Inc.	*	960	17,808
Intra-Cellular Therapies, Inc.	*†	2,752	48,573
Jazz Pharmaceuticals plc (Ireland)	*	10,686	1,749,619
Lannett Co., Inc.	*	4,522	193,903
Mallinckrodt plc	*	20,375	2,017,736
Medicines Co. (The)	*	12,102	334,862
Nektar Therapeutics	*	22,632	350,796
Omeros Corp.	*†	5,731	142,014
Pacira Pharmaceuticals, Inc.	*	6,697	593,756
Pain Therapeutics, Inc.	*	6,124	12,432
Pernix Therapeutics Holdings, Inc.	*	5,712	53,636
Phibro Animal Health Corp., Class A		2,360	74,458
POZEN, Inc.	*	5,088	40,704
Prestige Brands Holdings, Inc.	*	9,444	327,896
Relypsa, Inc.	*†	2,823	86,948
Repros Therapeutics, Inc.	*†	4,662	46,480
Revance Therapeutics, Inc.	*	1,284	21,751
Sagent Pharmaceuticals, Inc.	*	4,122	103,503
Salix Pharmaceuticals Ltd.	*	11,379	1,307,902
SciClone Pharmaceuticals, Inc.	*	10,639	93,198
Sucampo Pharmaceuticals, Inc., Class A	*†	1,783	25,461
Supernus Pharmaceuticals, Inc.	*	4,060	33,698
Tetraphase Pharmaceuticals, Inc.	*	4,678	185,763
TherapeuticsMD, Inc.	*†	18,397	81,867
Theravance Biopharma, Inc. (Cayman Islands)	*†	3,979	59,367
Theravance, Inc.	†	15,893	224,886
VIVUS, Inc.	*†	18,805	54,158
XenoPort, Inc.	*	8,506	74,598
Zogenix, Inc.	*†	22,351	30,621
ZS Pharma, Inc.	*†	1,120	46,558

			11,357,193

Professional Services—1.4%
Acacia Research Corp.	†	8,726	147,818
Advisory Board Co. (The)	*	6,712	328,754
Barrett Business Services, Inc.		1,514	41,484
CBIZ, Inc.	*	6,264	53,620
CDI Corp.		2,129	37,705
Corporate Executive Board Co. (The)		6,047	438,589
Corporate Resource Services, Inc.	*	2,873	3,448

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
CRA International, Inc.	*	1,427	$43,267
Dun & Bradstreet Corp. (The)		6,702	810,674
Equifax, Inc.		21,960	1,775,905
Exponent, Inc.		2,633	217,222
Franklin Covey Co.	*	1,414	27,375
FTI Consulting, Inc.	*	7,311	282,424
GP Strategies Corp.	*	2,402	81,500
Heidrick & Struggles International, Inc.		3,000	69,150
Hill International, Inc.	*	4,200	16,128
Huron Consulting Group, Inc.	*	4,091	279,783
ICF International, Inc.	*	3,982	163,182
Insperity, Inc.		3,965	134,374
Kelly Services, Inc., Class A		4,508	76,726
Kforce, Inc.		4,412	106,462
Korn/Ferry International	*	8,532	245,380
ManpowerGroup, Inc.		14,445	984,716
Mistras Group, Inc.	*	3,345	61,314
Navigant Consulting, Inc.	*	10,052	154,499
On Assignment, Inc.	*	9,553	317,064
Paylocity Holding Corp.	*	1,348	35,196
Pendrell Corp.	*	26,471	36,530
Resources Connection, Inc.		6,845	112,600
Robert Half International, Inc.		24,695	1,441,694
RPX Corp.	*	9,075	125,053
Towers Watson & Co., Class A		11,816	1,337,217
TriNet Group, Inc.	*	2,531	79,170
TrueBlue, Inc.	*	7,816	173,906
VSE Corp.		653	43,033
WageWorks, Inc.	*	6,123	395,362

			10,678,324

Real Estate Investment Trusts (REITs)—9.1%
Acadia Realty Trust REIT		11,626	372,381
AG Mortgage Investment Trust, Inc. REIT		4,573	84,921
Agree Realty Corp. REIT		2,737	85,093
Alexander’s, Inc. REIT		383	167,440
Alexandria Real Estate Equities, Inc. REIT		13,017	1,155,129
Altisource Residential Corp. REIT (Virgin Islands, U.S.)		10,276	199,354
American Assets Trust, Inc. REIT		6,527	259,840
American Campus Communities, Inc. REIT		18,968	784,516
American Capital Mortgage Investment Corp. REIT		9,452	178,076
American Homes 4 Rent, Class A REIT		26,277	447,497
American Realty Capital Healthcare Trust, Inc. REIT		29,499	351,038
American Residential Properties, Inc. REIT	*	5,398	94,843
AmREIT, Inc. REIT		4,135	109,743
Anworth Mortgage Asset Corp. REIT		21,448	112,602
Apartment Investment & Management Co., Class A REIT		26,505	984,661
Apollo Commercial Real Estate Finance, Inc. REIT	†	9,538	156,042
Apollo Residential Mortgage, Inc. REIT		5,862	92,444

		Shares	Value
Ares Commercial Real Estate Corp. REIT	†	4,696	$53,910
Armada Hoffler Properties, Inc. REIT		3,047	28,916
ARMOUR Residential REIT, Inc. REIT		66,344	244,146
Ashford Hospitality Prime, Inc. REIT		4,345	74,560
Ashford Hospitality Trust, Inc. REIT		14,414	151,059
Associated Estates Realty Corp. REIT		11,260	261,345
Aviv REIT, Inc. REIT		3,350	115,508
BioMed Realty Trust, Inc. REIT		34,804	749,678
Brandywine Realty Trust REIT		31,542	504,041
Brixmor Property Group, Inc. REIT		9,680	240,451
Camden Property Trust REIT		15,548	1,148,064
Campus Crest Communities, Inc. REIT		10,695	78,180
Capstead Mortgage Corp. REIT	†	17,141	210,491
CareTrust REIT, Inc. REIT		4,565	56,286
CatchMark Timber Trust, Inc., Class A REIT		5,604	63,437
CBL & Associates Properties, Inc. REIT		29,480	572,502
Cedar Realty Trust, Inc. REIT		13,395	98,319
Chambers Street Properties REIT		41,610	335,377
Chatham Lodging Trust REIT		6,873	199,111
Chesapeake Lodging Trust REIT		9,563	355,839
Chimera Investment Corp. REIT		184,876	587,906
Colony Financial, Inc. REIT		18,866	449,388
Columbia Property Trust, Inc. REIT		22,100	560,235
CorEnergy Infrastructure Trust, Inc. REIT		5,092	32,996
CoreSite Realty Corp. REIT		3,409	133,121
Corporate Office Properties Trust REIT		16,231	460,473
Corrections Corp. of America REIT		21,048	764,884
Cousins Properties, Inc. REIT		41,769	477,002
CubeSmart REIT		28,255	623,588
CyrusOne, Inc. REIT		5,326	146,731
CYS Investments, Inc. REIT		31,116	271,332
DCT Industrial Trust, Inc. REIT		14,508	517,355
DDR Corp. REIT		54,693	1,004,163
DiamondRock Hospitality Co. REIT		34,898	518,933
Douglas Emmett, Inc. REIT		25,960	737,264
Duke Realty Corp. REIT		59,877	1,209,515
DuPont Fabros Technology, Inc. REIT		11,161	370,992
Dynex Capital, Inc. REIT	†	9,171	75,661
EastGroup Properties, Inc. REIT		5,650	357,758
Education Realty Trust, Inc. REIT		8,040	294,184
Empire State Realty Trust, Inc., Class A REIT		16,194	284,691
EPR Properties REIT		10,117	583,043
Equity Commonwealth REIT		24,228	621,933
Equity LifeStyle Properties, Inc. REIT		15,064	776,549
Equity One, Inc. REIT		10,911	276,703
Excel Trust, Inc. REIT		12,589	168,567

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Extra Space Storage, Inc. REIT		20,789	$1,219,067
Federal Realty Investment Trust REIT		12,098	1,614,599
FelCor Lodging Trust, Inc. REIT		23,021	249,087
First Industrial Realty Trust, Inc. REIT		20,382	419,054
First Potomac Realty Trust REIT		11,442	141,423
Franklin Street Properties Corp. REIT		16,006	196,394
Gaming and Leisure Properties, Inc. REIT		15,341	450,105
Geo Group, Inc. (The) REIT		13,484	544,214
Getty Realty Corp. REIT		4,999	91,032
Gladstone Commercial Corp. REIT		4,657	79,961
Glimcher Realty Trust REIT		27,743	381,189
Government Properties Income Trust REIT		13,244	304,744
Gramercy Property Trust, Inc. REIT		32,823	226,479
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT		5,763	82,007
Hatteras Financial Corp. REIT		17,686	325,953
Healthcare Realty Trust, Inc. REIT		18,090	494,219
Healthcare Trust of America, Inc., Class A REIT		20,982	565,255
Hersha Hospitality Trust REIT		37,283	262,099
Highwoods Properties, Inc. REIT		16,280	720,878
Home Properties, Inc. REIT		10,439	684,798
Hospitality Properties Trust REIT		27,110	840,410
Hudson Pacific Properties, Inc. REIT		9,712	291,943
Inland Real Estate Corp. REIT		16,167	177,029
Invesco Mortgage Capital, Inc. REIT		22,557	348,731
Investors Real Estate Trust REIT		18,364	150,034
Iron Mountain, Inc. REIT		33,744	1,304,543
iStar Financial, Inc. REIT	*	16,514	225,416
Kilroy Realty Corp. REIT		14,709	1,015,951
Kite Realty Group Trust REIT		5,903	169,652
Lamar Advertising Co., Class A REIT		14,504	777,995
LaSalle Hotel Properties REIT		20,307	821,824
Lexington Realty Trust REIT		36,506	400,836
Liberty Property Trust REIT		26,410	993,808
LTC Properties, Inc. REIT		6,423	277,281
Mack-Cali Realty Corp. REIT		16,724	318,759
Medical Properties Trust, Inc. REIT		30,549	420,965
MFA Financial, Inc. REIT		64,747	517,329
Mid-America Apartment Communities, Inc. REIT		13,795	1,030,211
Monmouth Real Estate Investment Corp. REIT	†	11,938	132,154
National Health Investors, Inc. REIT		6,772	473,769
National Retail Properties, Inc. REIT		24,063	947,360
New Residential Investment Corp. REIT		24,480	312,610
New York Mortgage Trust, Inc. REIT	†	15,834	122,080
New York REIT, Inc. REIT		28,736	304,314
NorthStar Realty Finance Corp. REIT		39,110	687,554
Omega Healthcare Investors, Inc. REIT		22,496	878,919

		Shares	Value
One Liberty Properties, Inc. REIT		1,927	$45,612
Outfront Media, Inc. REIT		21,126	567,022
Owens Realty Mortgage, Inc. REIT		1,733	25,388
Paramount Group, Inc. REIT	*	25,629	476,443
Parkway Properties, Inc. REIT		15,190	279,344
Pebblebrook Hotel Trust REIT		13,001	593,236
Pennsylvania Real Estate Investment Trust REIT		13,304	312,112
PennyMac Mortgage Investment Trust REIT		13,445	283,555
Physicians Realty Trust REIT		9,740	161,684
Piedmont Office Realty Trust, Inc., Class A REIT		28,776	542,140
Post Properties, Inc. REIT		9,776	574,536
Potlatch Corp. REIT		7,237	303,013
PS Business Parks, Inc. REIT		3,550	282,367
QTS Realty Trust, Inc., Class A REIT		2,361	79,896
RAIT Financial Trust REIT	†	13,669	104,841
Ramco-Gershenson Properties Trust REIT		15,005	281,194
Rayonier, Inc. REIT		22,897	639,742
Redwood Trust, Inc. REIT	†	14,817	291,895
Regency Centers Corp. REIT		16,762	1,069,080
Resource Capital Corp. REIT		25,000	126,000
Retail Opportunity Investments Corp. REIT		17,655	296,427
Retail Properties of America, Inc., Class A REIT		42,040	701,648
Rexford Industrial Realty, Inc. REIT		7,687	120,763
RLJ Lodging Trust REIT		23,764	796,807
Rouse Properties, Inc. REIT	†	6,437	119,213
Ryman Hospitality Properties, Inc. REIT	†	8,002	422,025
Sabra Health Care REIT, Inc. REIT		9,783	297,110
Saul Centers, Inc. REIT		1,580	90,360
Select Income REIT REIT		6,360	155,248
Senior Housing Properties Trust REIT		36,322	803,079
Silver Bay Realty Trust Corp. REIT		6,492	107,508
Sovran Self Storage, Inc. REIT		5,817	507,359
Spirit Realty Capital, Inc. REIT		72,199	858,446
STAG Industrial, Inc. REIT		10,256	251,272
Starwood Property Trust, Inc. REIT		40,151	933,109
Starwood Waypoint Residential Trust REIT	†	7,249	191,156
STORE Capital Corp. REIT		5,218	112,761
Strategic Hotels & Resorts, Inc. REIT	*	46,735	618,304
Summit Hotel Properties, Inc. REIT		17,304	215,262
Sun Communities, Inc. REIT		8,480	512,701
Sunstone Hotel Investors, Inc. REIT		36,411	601,146
Tanger Factory Outlet Centers, Inc. REIT		17,012	628,764
Taubman Centers, Inc. REIT		11,557	883,186
Terreno Realty Corp. REIT		6,832	140,944
Trade Street Residential, Inc. REIT	†	3,200	24,608
Two Harbors Investment Corp. REIT		66,093	662,252
UMH Properties, Inc. REIT		3,071	29,328
Universal Health Realty Income Trust REIT		2,317	111,494
Urstadt Biddle Properties, Inc., Class A REIT		4,932	107,912

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Washington Prime Group, Inc. REIT		29,335	$505,149
Washington Real Estate Investment Trust REIT		12,190	337,175
Weingarten Realty Investors REIT		22,099	771,697
Western Asset Mortgage Capital Corp. REIT	†	6,991	102,768
Whitestone REIT REIT		5,035	76,079
WP Carey, Inc. REIT		17,823	1,249,392

			67,857,393

Real Estate Management & Development—0.7%
Alexander & Baldwin, Inc.		8,598	337,558
Altisource Asset Management Corp. (Virgin Islands, U.S.)	*	278	86,213
Altisource Portfolio Solutions SA (Luxembourg)	*†	2,211	74,710
AV Homes, Inc.	*	1,495	21,782
Consolidated-Tomoka Land Co.		1,195	66,681
Forest City Enterprises, Inc., Class A	*	29,144	620,767
Forestar Group, Inc.	*	6,325	97,405
Howard Hughes Corp. (The)	*	7,258	946,588
Jones Lang LaSalle, Inc.		8,099	1,214,283
Kennedy-Wilson Holdings, Inc.		12,702	321,361
Marcus & Millichap, Inc.	*	2,013	66,932
RE/MAX Holdings, Inc., Class A		1,946	66,651
Realogy Holdings Corp.	*	26,171	1,164,348
St. Joe Co. (The)	*	11,647	214,188
Tejon Ranch Co.	*	2,591	76,331

			5,375,798

Road & Rail—1.0%
AMERCO		1,307	371,528
ArcBest Corp.		4,426	205,234
Avis Budget Group, Inc.	*	18,872	1,251,780
Celadon Group, Inc.		4,371	99,178
Con-way, Inc.		10,630	522,783
FRP Holdings, Inc.	*†	1,038	40,700
Genesee & Wyoming, Inc., Class A	*	9,284	834,817
Heartland Express, Inc.		9,553	258,027
Knight Transportation, Inc.		10,752	361,912
Landstar System, Inc.		8,364	606,641
Marten Transport Ltd.		3,709	81,079
Old Dominion Freight Line, Inc.	*	11,400	885,096
PAM Transportation Services, Inc.	*	530	27,475
Quality Distribution, Inc.	*	4,707	50,082
Roadrunner Transportation Systems, Inc.	*	4,782	111,660
Ryder System, Inc.		9,637	894,795
Saia, Inc.	*	4,798	265,617
Swift Transportation Co.	*	15,398	440,845
Universal Truckload Services, Inc.		1,615	46,044
USA Truck, Inc.	*	1,050	29,820
Werner Enterprises, Inc.		8,408	261,909
YRC Worldwide, Inc.	*	6,442	144,881

			7,791,903

		Shares	Value
Semiconductors & Semiconductor Equipment—2.8%
Advanced Energy Industries, Inc.	*	7,214	$170,972
Advanced Micro Devices, Inc.	*†	109,329	291,908
Alpha & Omega Semiconductor Ltd.	*	2,749	24,329
Ambarella, Inc.	*†	4,941	250,608
Amkor Technology, Inc.	*	17,448	123,881
Applied Micro Circuits Corp.	*	14,794	96,457
Atmel Corp.	*	77,240	648,430
Audience, Inc.	*†	1,525	6,710
Axcelis Technologies, Inc.	*	20,883	53,460
Brooks Automation, Inc.		11,493	146,536
Cabot Microelectronics Corp.	*	4,276	202,340
Cascade Microtech, Inc.	*	2,057	30,053
Cavium, Inc.	*	9,354	578,264
CEVA, Inc.	*	3,801	68,950
Cirrus Logic, Inc.	*	11,941	281,449
Cohu, Inc.		4,103	48,826
Cree, Inc.	*†	22,700	731,394
Cypress Semiconductor Corp.	*†	28,584	408,179
Diodes, Inc.	*	6,143	169,362
DSP Group, Inc.	*	4,251	46,208
Entegris, Inc.	*	25,104	331,624
Entropic Communications, Inc.	*	14,187	35,893
Exar Corp.	*	7,230	73,746
Fairchild Semiconductor International, Inc.	*	22,593	381,370
First Solar, Inc.	*	13,656	608,989
FormFactor, Inc.	*	11,437	98,358
Freescale Semiconductor Ltd.	*†	18,512	467,058
Inphi Corp.	*	4,992	92,252
Integrated Device Technology, Inc.	*	24,178	473,889
Integrated Silicon Solution, Inc.		4,746	78,641
International Rectifier Corp.	*	12,910	515,109
Intersil Corp., Class A		24,427	353,459
IXYS Corp.		5,795	73,017
Kopin Corp.	*	10,484	37,952
Lattice Semiconductor Corp.	*	22,371	154,136
M/A-COM Technology Solutions Holdings, Inc.	*	2,726	85,269
MaxLinear, Inc., Class A	*	7,729	57,272
Micrel, Inc.		7,360	106,794
Microsemi Corp.	*	17,114	485,695
MKS Instruments, Inc.		10,265	375,699
Monolithic Power Systems, Inc.		7,140	355,144
Nanometrics, Inc.	*	3,660	61,561
NVE Corp.	*	771	54,579
OmniVision Technologies, Inc.	*	10,823	281,398
ON Semiconductor Corp.	*	80,877	819,284
PDF Solutions, Inc.	*	4,882	72,546
Pericom Semiconductor Corp.	*	5,204	70,462
Photronics, Inc.	*	11,167	92,798
PMC-Sierra, Inc.	*	31,707	290,436
Power Integrations, Inc.		5,526	285,915
QuickLogic Corp.	*†	8,878	27,877
Rambus, Inc.	*	19,622	217,608
RF Micro Devices, Inc.	*	51,742	858,400
Rubicon Technology, Inc.	*†	5,126	23,426
Rudolph Technologies, Inc.	*	5,424	55,488
Semtech Corp.	*	12,745	351,380
Silicon Image, Inc.	*	13,062	72,102
Silicon Laboratories, Inc.	*	8,335	396,913
Skyworks Solutions, Inc.		34,201	2,486,755

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Spansion, Inc., Class A	*	10,652	$364,511
SunEdison, Inc.	*†	48,613	948,440
SunPower Corp.	*†	8,859	228,828
Synaptics, Inc.	*	6,838	470,728
Teradyne, Inc.		36,990	732,032
Tessera Technologies, Inc.		10,334	369,544
TriQuint Semiconductor, Inc.	*	30,980	853,499
Ultra Clean Holdings, Inc.	*	7,969	73,952
Ultratech, Inc.	*	4,638	86,081
Veeco Instruments, Inc.	*	7,744	270,111
Vitesse Semiconductor Corp.	*	7,754	29,310
Xcerra Corp.	*	8,847	81,039

			20,646,685

Software—3.7%
A10 Networks, Inc.	*	2,048	8,929
ACI Worldwide, Inc.	*	20,577	415,038
Actuate Corp.	*	9,173	60,542
Advent Software, Inc.		9,899	303,305
American Software, Inc., Class A		3,570	32,523
ANSYS, Inc.	*	16,867	1,383,094
Aspen Technology, Inc.	*	16,834	589,527
AVG Technologies NV (Netherlands)	*	5,989	118,223
Barracuda Networks, Inc.	*	1,892	67,809
Blackbaud, Inc.		8,708	376,708
Bottomline Technologies de, Inc.	*	7,299	184,519
BroadSoft, Inc.	*	4,735	137,410
Cadence Design Systems, Inc.	*	51,749	981,678
Callidus Software, Inc.	*	7,373	120,401
CommVault Systems, Inc.	*	8,682	448,773
Comverse, Inc.	*	3,789	71,157
Covisint Corp.	*	6,884	18,243
Cyan, Inc.	*†	1,292	3,230
Digimarc Corp.	†	993	26,960
Ebix, Inc.	†	6,537	111,064
Ellie Mae, Inc.	*†	5,388	217,244
EnerNOC, Inc.	*	4,402	68,011
Epiq Systems, Inc.		6,758	115,427
ePlus, Inc.	*	904	68,424
FactSet Research Systems, Inc.	†	7,687	1,081,945
Fair Isaac Corp.		5,747	415,508
FireEye, Inc.	*†	15,105	477,016
FleetMatics Group plc (Ireland)	*	6,374	226,213
Fortinet, Inc.	*	25,484	781,339
Gigamon, Inc.	*†	4,019	71,257
Globant SA (Luxembourg)	*	1,102	17,213
Glu Mobile, Inc.	*†	15,011	58,543
Guidance Software, Inc.	*†	2,669	19,350
Guidewire Software, Inc.	*	12,037	609,433
HubSpot, Inc.	*	949	31,896
Imperva, Inc.	*	3,842	189,910
Infoblox, Inc.	*	9,035	182,597
Informatica Corp.	*	19,840	756,598
Interactive Intelligence Group, Inc.	*	3,089	147,963
Jive Software, Inc.	*	6,532	39,388
Kofax Ltd.	*†	11,944	83,966
Manhattan Associates, Inc.	*	13,673	556,765
Mavenir Systems, Inc.	*	940	12,746
Mentor Graphics Corp.		17,566	385,047
MicroStrategy, Inc., Class A	*	1,565	254,156
MobileIron, Inc.	*	2,020	20,119

		Shares	Value
Model N, Inc.	*	3,185	$33,825
Monotype Imaging Holdings, Inc.		7,430	214,207
NetScout Systems, Inc.	*	6,836	249,787
NetSuite, Inc.	*	7,513	820,194
Nuance Communications, Inc.	*	47,399	676,384
Park City Group, Inc.	*†	1,600	14,432
Paycom Software, Inc.	*	1,100	28,963
Pegasystems, Inc.		5,938	123,332
Progress Software Corp.	*	9,932	268,363
Proofpoint, Inc.	*	6,418	309,540
PROS Holdings, Inc.	*	3,855	105,935
PTC, Inc.	*	21,641	793,143
QAD, Inc., Class A		986	22,303
Qlik Technologies, Inc.	*	15,792	487,815
Qualys, Inc.	*	3,457	130,502
Rally Software Development Corp.	*	4,111	46,742
RealPage, Inc.	*	8,981	197,223
Rosetta Stone, Inc.	*	2,755	26,889
Rovi Corp.	*	17,493	395,167
Rubicon Project, Inc. (The)	*	1,350	21,789
Sapiens International Corp. NV (Israel)	*	3,979	29,325
SeaChange International, Inc.	*	5,522	35,230
ServiceNow, Inc.	*	25,927	1,759,147
Silver Spring Networks, Inc.	*†	5,731	48,312
SolarWinds, Inc.	*	12,044	600,152
Solera Holdings, Inc.		12,189	623,833
Splunk, Inc.	*	21,512	1,268,132
SS&C Technologies Holdings, Inc.		12,280	718,257
Synchronoss Technologies, Inc.	*	6,172	258,360
Synopsys, Inc.	*	27,740	1,205,858
Tableau Software, Inc., Class A	*	6,856	581,115
Take-Two Interactive Software, Inc.	*	14,905	417,787
Tangoe, Inc.	*	6,522	84,982
TeleCommunication Systems, Inc., Class A	*	7,640	23,837
TeleNav, Inc.	*	4,267	28,461
TiVo, Inc.	*	17,362	205,566
TubeMogul, Inc.	*†	578	13,034
Tyler Technologies, Inc.	*	5,956	651,825
Ultimate Software Group, Inc. (The)	*	5,045	740,682
Varonis Systems, Inc.	*†	985	32,338
VASCO Data Security International, Inc.	*†	5,034	142,009
Verint Systems, Inc.	*	10,790	628,841
VirnetX Holding Corp.	*†	7,740	42,493
Vringo, Inc.	*†	10,670	5,870
Yodlee, Inc.	*	1,224	14,933
Zendesk, Inc.	*†	1,829	44,573
Zynga, Inc., Class A	*	127,584	339,373

			27,858,067

Specialty Retail—3.7%
Aaron’s, Inc.		11,702	357,730
Abercrombie & Fitch Co., Class A		13,404	383,891
Aeropostale, Inc.	*	13,291	30,835
American Eagle Outfitters, Inc.		36,160	501,901
America’s Car-Mart, Inc.	*	1,569	83,753
ANN, Inc.	*	8,527	311,065

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Asbury Automotive Group, Inc.	*	5,664	$430,011
Ascena Retail Group, Inc.	*	24,015	301,628
AutoNation, Inc.	*	12,688	766,482
Barnes & Noble, Inc.	*	8,200	190,404
bebe stores, Inc.		8,935	19,568
Big 5 Sporting Goods Corp.		4,027	58,915
Boot Barn Holdings, Inc.	*	1,009	18,364
Brown Shoe Co., Inc.		8,500	273,275
Buckle, Inc. (The)	†	5,434	285,394
Build-A-Bear Workshop, Inc.	*	1,985	39,898
Cabela’s, Inc.	*	9,438	497,477
Cato Corp. (The), Class A		4,713	198,794
Chico’s FAS, Inc.		27,602	447,428
Children’s Place, Inc. (The)		4,359	248,463
Christopher & Banks Corp.	*	5,820	33,232
Citi Trends, Inc.	*	3,282	82,870
Conn’s, Inc.	*†	4,892	91,431
Container Store Group, Inc.(The)	*†	2,409	46,084
CST Brands, Inc.		13,615	593,750
Destination Maternity Corp.		2,707	43,177
Destination XL Group, Inc.	*	8,855	48,348
Dick’s Sporting Goods, Inc.		17,488	868,279
DSW, Inc., Class A		13,331	497,246
Express, Inc.	*	16,183	237,728
Finish Line, Inc. (The), Class A		8,628	209,747
Five Below, Inc.	*	10,388	424,142
Foot Locker, Inc.		26,187	1,471,186
Francesca’s Holdings Corp.	*	8,927	149,081
GameStop Corp., Class A	†	19,977	675,223
Genesco, Inc.	*	4,586	351,379
GNC Holdings, Inc., Class A		16,762	787,144
Group 1 Automotive, Inc.		4,317	386,890
Guess?, Inc.		11,904	250,936
Haverty Furniture Cos., Inc.		3,359	73,932
hhgregg, Inc.	*†	2,033	15,390
Hibbett Sports, Inc.	*	4,967	240,552
Kirkland’s, Inc.	*	2,193	51,842
Lithia Motors, Inc., Class A		4,128	357,856
Lumber Liquidators Holdings, Inc.	*†	4,866	322,664
MarineMax, Inc.	*	5,242	105,102
Mattress Firm Holding Corp.	*	2,796	162,392
Men’s Wearhouse, Inc. (The)		8,549	377,438
Michaels Cos., Inc. (The)	*	4,550	112,521
Monro Muffler Brake, Inc.		5,979	345,586
Murphy USA, Inc.	*	8,400	578,424
New York & Co., Inc.	*	3,724	9,831
Office Depot, Inc.	*	96,366	826,338
Outerwall, Inc.	*	3,549	266,956
Pacific Sunwear of California, Inc.	*†	7,414	16,163
Penske Automotive Group, Inc.		7,830	384,218
Pep Boys-Manny, Moe & Jack (The)	*†	10,379	101,922
PetSmart, Inc.		17,819	1,448,596
Pier 1 Imports, Inc.	†	16,713	257,380
Rent-A-Center, Inc.		9,393	341,154
Restoration Hardware Holdings, Inc.	*	5,503	528,343
Sally Beauty Holdings, Inc.	*	29,339	901,881
Sears Hometown and Outlet Stores, Inc.	*	3,457	45,460
Select Comfort Corp.	*	9,527	257,515
Shoe Carnival, Inc.		3,350	86,061
Signet Jewelers Ltd. (Bermuda)		14,463	1,902,897

		Shares	Value
Sonic Automotive, Inc., Class A		7,614	$205,883
Sportsman’s Warehouse Holdings, Inc.	*	1,594	11,668
Stage Stores, Inc.		6,014	124,490
Stein Mart, Inc.		5,811	84,957
Systemax, Inc.	*	1,358	18,333
Tile Shop Holdings, Inc.	*†	4,808	42,695
Tilly’s, Inc., Class A	*	1,567	15,184
Ulta Salon Cosmetics & Fragrance, Inc.	*	11,709	1,496,879
Urban Outfitters, Inc.	*	19,453	683,384
Vitamin Shoppe, Inc.	*	5,873	285,310
West Marine, Inc.	*	3,373	43,579
Williams-Sonoma, Inc.		17,116	1,295,339
Winmark Corp.		356	30,944
Zumiez, Inc.	*	3,482	134,510

			27,284,718

Technology Hardware, Storage & Peripherals—0.6%
3D Systems Corp.	*†	20,467	672,750
Cray, Inc.	*	7,804	269,082
Diebold, Inc.		11,474	397,459
Dot Hill Systems Corp.	*	9,656	42,680
Eastman Kodak Co.	*	2,841	61,678
Electronics For Imaging, Inc.	*	8,854	379,217
Immersion Corp.	*	5,977	56,602
Intevac, Inc.	*	3,848	29,899
Lexmark International, Inc., Class A		11,222	463,132
NCR Corp.	*	30,422	886,497
Nimble Storage, Inc.	*†	1,724	47,410
QLogic Corp.	*	16,769	223,363
Quantum Corp.	*	33,664	59,249
Silicon Graphics International Corp.	*†	6,293	71,614
Stratasys Ltd.	*	9,193	764,030
Super Micro Computer, Inc.	*	5,995	209,106
Violin Memory, Inc.	*	13,217	63,310

			4,697,078

Textiles, Apparel & Luxury Goods—1.1%
Carter’s, Inc.		9,712	847,955
Columbia Sportswear Co.		5,092	226,798
Crocs, Inc.	*	15,828	197,692
Culp, Inc.		1,780	38,590
Deckers Outdoor Corp.	*	6,122	557,347
Fossil Group, Inc.	*	8,450	935,753
G-III Apparel Group Ltd.	*	3,329	336,262
Hanesbrands, Inc.		17,935	2,001,905
Iconix Brand Group, Inc.	*	8,774	296,473
Kate Spade & Co.	*	23,044	737,638
Movado Group, Inc.		2,952	83,748
Oxford Industries, Inc.		2,482	137,031
Perry Ellis International, Inc.	*	2,045	53,027
Quiksilver, Inc.	*†	26,575	58,731
Sequential Brands Group, Inc.	*†	2,717	35,511
Skechers U.S.A., Inc., Class A	*	7,438	410,950
Steven Madden Ltd.	*	10,610	337,716
Tumi Holdings, Inc.	*	8,914	211,529
Unifi, Inc.	*	3,223	95,820
Vera Bradley, Inc.	*†	3,595	73,266
Vince Holding Corp.	*	1,928	50,398
Wolverine World Wide, Inc.	†	18,151	534,910

			8,259,050

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Thrifts & Mortgage Finance—1.1%
Anchor BanCorp Wisconsin, Inc.	*†	1,088	$37,471
Astoria Financial Corp.		17,289	230,981
Bank Mutual Corp.		9,174	62,934
BankFinancial Corp.		3,338	39,589
BBX Capital Corp., Class A	*	1,182	19,444
Beneficial Mutual Bancorp, Inc.	*	4,861	59,644
Berkshire Hills Bancorp, Inc.		4,121	109,866
BofI Holding, Inc.	*†	2,398	186,588
Brookline Bancorp, Inc.		13,692	137,331
Capitol Federal Financial, Inc.		26,562	339,462
Charter Financial Corp.		2,121	24,285
Clifton Bancorp, Inc.		4,406	59,878
Dime Community Bancshares, Inc.		5,399	87,896
ESB Financial Corp.		2,032	38,486
Essent Group Ltd. (Bermuda)	*	7,086	182,181
EverBank Financial Corp.		17,637	336,161
Federal Agricultural Mortgage Corp., Class C		2,090	63,411
First Defiance Financial Corp.		1,548	52,725
First Financial Northwest, Inc.		1,619	19,493
Flagstar Bancorp, Inc.	*	3,160	49,707
Fox Chase Bancorp, Inc.		2,827	47,126
Franklin Financial Corp.	*†	2,537	53,734
Home Loan Servicing Solutions Ltd. (Cayman Islands)		13,537	264,242
HomeStreet, Inc.		4,137	72,025
Hudson City Bancorp, Inc.		95,867	970,174
Kearny Financial Corp.	*	3,008	41,360
Ladder Capital Corp. REIT	*	2,849	55,869
Meridian Bancorp, Inc.	*	2,379	26,692
Meta Financial Group, Inc.	†	883	30,940
MGIC Investment Corp.	*	60,906	567,644
Nationstar Mortgage Holdings, Inc.	*†	4,170	117,552
NMI Holdings, Inc., Class A	*†	8,136	74,282
Northfield Bancorp, Inc.		9,809	145,173
Northwest Bancshares, Inc.		16,950	212,383
OceanFirst Financial Corp.		1,812	31,058
Ocwen Financial Corp.	*†	19,245	290,600
Oritani Financial Corp.		8,540	131,516
PennyMac Financial Services, Inc., Class A	*	2,032	35,154
People’s United Financial, Inc.		56,147	852,311
Provident Financial Services, Inc.		11,086	200,213
Radian Group, Inc.		34,571	578,027
Stonegate Mortgage Corp.	*†	4,364	52,193
Territorial Bancorp, Inc.		1,756	37,842
TFS Financial Corp.		13,559	201,826
Tree.com, Inc.	*	1,518	73,380
TrustCo Bank Corp. NY		15,928	115,637
United Community Financial Corp./OH		6,335	34,019
United Financial Bancorp, Inc.		8,806	126,454
Walker & Dunlop, Inc.	*	3,171	55,619
Washington Federal, Inc.		19,186	424,970
Waterstone Financial, Inc.		5,674	74,613
WSFS Financial Corp.		1,658	127,484

			8,259,645

Tobacco—0.1%
22nd Century Group, Inc.	*	7,200	11,880
Alliance One International, Inc.	*	16,723	26,422

		Shares	Value
Universal Corp.	†	4,068	$178,911
Vector Group Ltd.	†	12,941	275,773

			492,986

Trading Companies & Distributors—0.9%
Aceto Corp.		4,950	107,415
Air Lease Corp.		19,118	655,939
Aircastle Ltd.		11,324	241,994
Applied Industrial Technologies, Inc.		7,486	341,287
Beacon Roofing Supply, Inc.	*	8,899	247,392
CAI International, Inc.	*	2,855	66,236
DXP Enterprises, Inc.	*	2,271	114,754
GATX Corp.		8,354	480,689
General Finance Corp.	*†	1,900	18,734
H&E Equipment Services, Inc.		6,185	173,737
HD Supply Holdings, Inc.	*	18,748	552,878
Houston Wire & Cable Co.		3,458	41,323
Kaman Corp.		5,326	213,519
MRC Global, Inc.	*	19,397	293,865
MSC Industrial Direct Co., Inc., Class A	†	8,712	707,850
Neff Corp., Class A	*	1,829	20,613
NOW, Inc.	*†	20,167	518,897
Rush Enterprises, Inc., Class A	*	5,998	192,236
Stock Building Supply Holdings, Inc.	*	2,427	37,182
TAL International Group, Inc.	*	6,450	281,026
Textainer Group Holdings Ltd. (Bermuda)		4,142	142,153
Titan Machinery, Inc.	*†	2,896	40,370
Watsco, Inc.		4,599	492,093
WESCO International, Inc.	*	7,872	599,925

			6,582,107

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc.	*	9,134	127,693

Water Utilities—0.5%
American States Water Co.		7,394	278,458
American Water Works Co., Inc.		32,200	1,716,260
Aqua America, Inc.		32,739	874,131
Artesian Resources Corp., Class A		1,201	27,131
California Water Service Group		9,216	226,806
Connecticut Water Service, Inc.		2,093	75,955
Middlesex Water Co.		2,518	58,065
SJW Corp.		2,960	95,075
York Water Co.		2,142	49,716

			3,401,597

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc.	*	3,174	24,345
NTELOS Holdings Corp.	†	2,906	12,176
RingCentral, Inc., Class A	*	4,655	69,453
Shenandoah Telecommunications Co.		4,906	153,312
Spok Holdings, Inc.		3,582	62,184
Telephone & Data Systems, Inc.		15,625	394,531
United States Cellular Corp.	*	2,164	86,192

			802,193

TOTAL COMMON STOCKS
(Cost $538,189,276)			740,380,888

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Mid/Small Company Index Fund

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.0%
U.S. Treasury Bills—0.0%
U.S. Treasury Bill
0.066%	06/04/2015	‡‡	$225,000	$224,938
0.000%	03/12/2015	‡‡	160,000	159,994

				384,932

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $384,937)				384,932

			Shares	Value
RIGHTS—0.0%
Electronic Equipment, Instruments & Components—0.0%
Gerber Scientific, Inc. CVR		*†‡d	3,478	—

Health Care Providers & Services—0.0%
Providence Service Corp. (The), Expires 02/05/15		*‡d	85	—

Hotels, Restaurants & Leisure—0.0%
Empire Resorts, Inc.		*d	464	—

Pharmaceuticals—0.0%
Furiex Pharmaceuticals, Inc. CVR		*‡d	2,916	—
Furiex Pharmaceuticals, Inc. CVR		*‡	1,264	12,172

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc. CVR		*‡d	2,807	—

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. CVR		*‡	10,198	25,801

TOTAL RIGHTS
(Cost $—)				37,973

WARRANTS—0.0%
Communications Equipment—0.0%
Pegasus Wireless Corp., Strike $1.00		*‡d	200	—

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/2016, Strike $1.00		*†‡	2,734	1,531

TOTAL WARRANTS
(Cost $—)				1,531

MONEY MARKET FUNDS—7.9%
Institutional Money Market Funds—7.9%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	7,900,000	7,900,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%			¥3,028,469	3,028,469

		Shares	Value
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%	††¥	12,000,918	$12,000,918
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	12,100,000	12,100,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	7,900,000	7,900,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	7,900,000	7,900,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	7,900,000	7,900,000

TOTAL MONEY MARKET FUNDS
(Cost $58,729,387)			58,729,387

TOTAL INVESTMENTS—107.4%
(Cost $597,303,600)			799,534,711
Other assets less liabilities—(7.4%)			(55,421,909)

NET ASSETS—100.0%			$744,112,802

Notes to the Schedule of Investments:

CVR	Contingent Value Rights
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2014.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $39,504)
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—98.5%
Australia—7.6%
AGL Energy Ltd.	*	15,695	$171,187
ALS Ltd.		9,199	39,848
Alumina Ltd.	*	66,213	95,658
Amcor Ltd.		29,236	321,664
AMP Ltd.		70,861	315,598
APA Group (STAPLED SECURITY)		19,504	117,907
Asciano Ltd.		23,187	113,553
ASX Ltd.		4,762	142,072
Aurizon Holdings Ltd.		50,888	190,437
AusNet Services (STAPLED SECURITY)		35,545	38,402
Australia & New Zealand Banking Group Ltd.		66,290	1,724,863
Bank of Queensland Ltd.		9,511	93,702
Bendigo & Adelaide Bank Ltd.		10,782	112,111
BHP Billiton Ltd.		76,554	1,809,939
BHP Billiton plc		50,694	1,086,440
Boral Ltd.		17,810	76,429
Brambles Ltd.		36,647	315,686
Caltex Australia Ltd.		3,549	98,474
Coca-Cola Amatil Ltd.		13,631	102,915
Cochlear Ltd.		1,393	87,880
Commonwealth Bank of Australia		38,690	2,688,134
Computershare Ltd.		12,125	115,984
Crown Resorts Ltd.		9,297	95,614
CSL Ltd.		11,373	798,905
Dexus Property Group REIT		21,359	120,910
Federation Centres REIT		35,933	83,661
Flight Centre Travel Group Ltd.	†	1,536	40,659
Fortescue Metals Group Ltd.	†	38,249	83,981
Goodman Group REIT		40,988	189,319
GPT Group (The) REIT		39,152	138,561
Harvey Norman Holdings Ltd.	†	10,998	30,020
Healthscope Ltd.	*	24,482	54,087
Iluka Resources Ltd.		11,171	53,649
Incitec Pivot Ltd.		43,215	111,785
Insurance Australia Group Ltd.		55,999	284,336
Leighton Holdings Ltd.		2,341	42,626
Lend Lease Group (STAPLED SECURITY)		13,810	183,934
Macquarie Group Ltd.		6,932	326,891
Medibank Pvt Ltd.	*	67,391	132,593
Metcash Ltd.	†	22,041	33,218
Mirvac Group REIT		91,000	131,636
National Australia Bank Ltd.		56,866	1,550,752
Newcrest Mining Ltd.	*	18,064	158,944
Novion Property Group REIT		47,514	81,668
Orica Ltd.	†	9,411	144,210
Origin Energy Ltd.		26,575	251,438
Qantas Airways Ltd.	*	10,729	20,839
QBE Insurance Group Ltd.		31,380	284,943
Ramsay Health Care Ltd.		3,058	141,763
REA Group Ltd.		1,387	50,853
Santos Ltd.		24,782	165,538
Scentre Group REIT	*	125,130	354,515
Seek Ltd.		7,529	104,985
Sonic Healthcare Ltd.		8,990	135,251
Stockland REIT		56,727	189,575
Suncorp Group Ltd.		30,850	352,424

		Shares	Value
Sydney Airport (STAPLED SECURITY)		28,089	$107,539
Tabcorp Holdings Ltd.		17,824	60,169
Tatts Group Ltd.		35,280	99,225
Telstra Corp. Ltd.		103,927	504,548
Toll Holdings Ltd.		17,276	82,294
TPG Telecom Ltd.		6,191	33,866
Transurban Group (STAPLED SECURITY)		44,674	311,321
Treasury Wine Estates Ltd.		16,519	63,760
Wesfarmers Ltd.		26,683	903,424
Westfield Corp. REIT		47,684	349,541
Westpac Banking Corp.		74,128	1,993,732
Woodside Petroleum Ltd.		17,527	542,063
Woolworths Ltd.	†	29,877	742,432
WorleyParsons Ltd.		4,768	39,057

			22,615,937

Austria—0.2%
Andritz AG		1,709	93,954
Erste Group Bank AG		6,666	155,042
IMMOFINANZ AG	*	22,198	55,906
OMV AG		3,747	99,495
Raiffeisen Bank International AG		2,730	41,715
Vienna Insurance Group AG Wiener Versicherung Gruppe		952	42,549
Voestalpine AG		2,547	100,640

			589,301

Belgium—1.3%
Ageas		5,144	182,896
Anheuser-Busch InBev NV		19,179	2,158,431
Belgacom SA	†	3,773	136,898
Colruyt SA	†	1,816	84,425
Delhaize Group SA		2,513	183,010
Groupe Bruxelles Lambert SA		1,906	162,620
Groupe Bruxelles Lambert SA STRIP VVPR	*‡d	127	—
KBC Groep NV	*	5,991	334,358
Solvay SA		1,406	190,253
Telenet Group Holding NV	*	1,140	63,974
UCB SA		3,014	229,177
Umicore SA		2,564	103,176

			3,829,218

Bermuda—0.0%
Seadrill Ltd.	†	9,642	111,560

China—0.0%
Yangzijiang Shipbuilding Holdings Ltd.		55,000	49,842

Denmark—1.5%
A.P. Moller-Maersk A/S, Class A		90	172,226
A.P. Moller-Maersk A/S, Class B		168	334,144
Carlsberg A/S, Class B		2,665	204,672
Coloplast A/S, Class B		2,580	215,906
Danske Bank A/S		15,771	426,383
DSV A/S		4,261	129,743
ISS A/S	*	2,019	57,951
Novo Nordisk A/S, Class B		47,855	2,024,256

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Novozymes A/S, Class B		5,709	$240,312
Pandora A/S		2,756	223,393
TDC A/S		20,638	157,404
Tryg A/S		491	54,863
Vestas Wind Systems A/S	*	5,323	193,314
William Demant Holding A/S	*	638	48,374

			4,482,941

Finland—0.9%
Elisa Oyj		3,371	92,012
Fortum Oyj		10,766	233,746
Kone Oyj, Class B	†	7,429	338,226
Metso Oyj		2,482	74,310
Neste Oil Oyj		3,169	77,189
Nokia Oyj		89,666	709,151
Nokian Renkaat Oyj	†	2,497	60,911
Orion Oyj, Class B		2,366	73,584
Sampo Oyj, Class A		10,672	499,603
Stora Enso Oyj, Class R		12,667	113,255
UPM-Kymmene Oyj		12,337	202,181
Wartsila Oyj Abp	†	3,738	167,306

			2,641,474

France—9.4%
Accor SA		4,083	183,535
Aeroports de Paris		710	85,857
Air Liquide SA		8,190	1,013,428
Airbus Group NV		14,084	696,285
Alcatel-Lucent	*	65,506	234,329
Alstom SA	*	5,064	163,327
Arkema SA		1,640	108,464
AtoS		1,895	150,568
AXA SA		43,583	1,004,285
BNP Paribas SA		25,230	1,489,430
Bollore SA	†	12,200	55,560
Bouygues SA		4,005	144,613
Bureau Veritas SA		5,634	124,827
Cap Gemini SA		3,504	250,596
Carrefour SA		14,727	448,163
Casino Guichard Perrachon SA		1,389	127,739
Christian Dior SA		1,359	232,577
Cie de Saint-Gobain		10,716	453,939
Cie Generale des Etablissements Michelin		4,389	396,181
CNP Assurances		4,363	77,348
Credit Agricole SA		25,206	325,372
Danone SA		13,761	899,667
Dassault Systemes SA		2,951	179,953
Edenred		4,747	131,283
Electricite de France SA		5,911	162,720
Essilor International SA		4,931	549,902
Eurazeo SA		945	66,184
Eutelsat Communications SA		3,747	121,177
Fonciere Des Regions REIT		680	62,849
GDF Suez		34,697	809,101
Gecina SA REIT		662	82,643
Groupe Eurotunnel SA (Registered)		10,993	141,922
Hermes International	†	644	229,317
ICADE REIT		860	68,811
Iliad SA		624	149,808
Imerys SA		759	55,840
JCDecaux SA		1,650	56,811

		Shares	Value
Kering		1,815	$348,789
Klepierre REIT		2,381	102,236
Lafarge SA		4,375	307,125
Lagardere SCA		2,948	76,772
Legrand SA		6,409	336,204
L’Oreal SA		6,032	1,009,587
LVMH Moet Hennessy Louis Vuitton SA		6,706	1,062,242
Natixis SA		22,417	147,921
Numericable-SFR	*	2,368	117,607
Orange SA		44,421	755,455
Pernod Ricard SA		5,075	564,024
Peugeot SA	*	9,317	114,155
Publicis Groupe SA		4,494	322,289
Remy Cointreau SA		587	39,164
Renault SA		4,509	328,419
Rexel SA		6,531	117,010
Safran SA		6,515	401,943
Sanofi		28,377	2,587,144
Schneider Electric SE		12,475	908,545
SCOR SE		3,526	106,839
Societe BIC SA		686	90,979
Societe Generale SA		17,181	719,028
Sodexo SA		2,352	230,224
Suez Environnement Co.		6,532	113,808
Technip SA		2,430	144,749
Thales SA		2,297	124,284
Total SA		51,080	2,616,932
Unibail-Rodamco SE (Paris Exchange) REIT		2,320	595,163
Valeo SA		1,754	218,251
Vallourec SA		2,715	73,581
Veolia Environnement SA		9,980	176,774
Vinci SA		11,861	647,640
Vivendi SA	*	29,061	723,344
Wendel SA		842	94,341
Zodiac Aerospace	†	4,491	151,202

			28,008,181

Germany—8.5%
adidas AG		5,162	358,478
Allianz SE (Registered)		10,981	1,818,742
Axel Springer SE		977	58,927
BASF SE		22,096	1,853,433
Bayer AG (Registered)		19,911	2,714,038
Bayerische Motoren Werke AG		7,939	856,763
Beiersdorf AG		2,520	204,609
Brenntag AG		3,773	210,949
Celesio AG		1,113	35,873
Commerzbank AG	*	23,915	313,683
Continental AG		2,655	560,000
Daimler AG (Registered)		23,164	1,923,864
Deutsche Annington Immobilien SE		5,316	180,487
Deutsche Bank AG (Registered)		33,099	991,128
Deutsche Boerse AG		4,777	339,463
Deutsche Lufthansa AG (Registered)		5,181	85,854
Deutsche Post AG (Registered)		23,184	752,597
Deutsche Telekom AG (Registered)		76,260	1,220,186
Deutsche Wohnen AG		6,745	159,113
E.ON SE		47,963	819,769
Fraport AG Frankfurt Airport Services Worldwide		826	47,662

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Fresenius Medical Care AG & Co. KGaA		5,211	$388,933
Fresenius SE & Co. KGaA		9,135	474,965
GEA Group AG		4,341	190,857
Hannover Rueck SE		1,397	126,025
HeidelbergCement AG		3,359	237,078
Henkel AG & Co. KGaA		2,833	274,428
Hugo Boss AG		1,019	124,656
Infineon Technologies AG		26,950	285,181
K+S AG (Registered)		4,066	112,202
Kabel Deutschland Holding AG	*	485	65,727
Lanxess AG		2,157	99,896
Linde AG		4,452	820,069
MAN SE		928	103,350
Merck KGaA		3,134	294,936
Metro AG	*	4,213	128,782
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)		4,145	825,425
OSRAM Licht AG	*	2,007	78,795
ProSiebenSat.1 Media AG (Registered)		5,477	228,847
RWE AG		12,049	371,888
SAP SE		22,335	1,559,617
Siemens AG (Registered)		19,081	2,140,962
Symrise AG		2,681	161,517
Telefonica Deutschland Holding AG	*	14,681	77,807
ThyssenKrupp AG	*	10,785	274,735
TUI AG	*	5,017	80,619
TUI AG		5,985	98,882
United Internet AG (Registered)		2,900	130,630
Volkswagen AG		708	153,497

			25,415,924

Guernsey, Channel Islands—0.1%
Friends Life Group Ltd.		33,639	191,044

Hong Kong—3.0%
AIA Group Ltd.		287,000	1,582,939
ASM Pacific Technology Ltd.		5,500	52,368
Bank of East Asia Ltd.		31,120	124,979
BOC Hong Kong Holdings Ltd.		89,500	298,227
Cathay Pacific Airways Ltd.		31,000	67,590
Cheung Kong Holdings Ltd.		33,000	552,645
Cheung Kong Infrastructure Holdings Ltd.		14,000	102,953
CLP Holdings Ltd.		45,000	389,673
First Pacific Co. Ltd.		61,250	60,484
Galaxy Entertainment Group Ltd.		55,833	310,248
Hang Lung Properties Ltd.		55,000	153,434
Hang Seng Bank Ltd.		17,900	297,506
Henderson Land Development Co. Ltd.		26,290	182,723
HKT Trust & HKT Ltd. (STAPLED SECURITY)		61,100	79,458
Hong Kong & China Gas Co. Ltd.		151,265	344,634
Hong Kong Exchanges and Clearing Ltd.		26,500	585,033
Hutchison Whampoa Ltd.		51,000	583,010
Hysan Development Co. Ltd.		16,000	71,008

		Shares	Value
Kerry Properties Ltd.		15,500	$55,916
Li & Fung Ltd.		137,200	127,968
Link (The) REIT		55,500	346,084
MTR Corp. Ltd.		34,000	139,103
New World Development Co. Ltd.		130,866	150,235
Noble Group Ltd.		111,309	94,962
NWS Holdings Ltd.		36,500	66,950
PCCW Ltd.		109,000	74,217
Power Assets Holdings Ltd.		33,000	319,044
Shangri-La Asia Ltd.		20,000	27,406
Sino Land Co. Ltd.		69,000	110,766
SJM Holdings Ltd.		51,000	80,626
Sun Hung Kai Properties Ltd.		39,083	592,125
Swire Pacific Ltd., Class A		15,000	194,707
Swire Properties Ltd.		28,400	83,565
Techtronic Industries Co. Ltd.		31,500	101,055
WH Group Ltd.	*^	79,500	45,337
Wharf Holdings Ltd. (The)		35,637	255,841
Wheelock & Co. Ltd.		23,000	106,788
Yue Yuen Industrial Holdings Ltd.		19,500	70,118

			8,881,725

Ireland—0.8%
Bank of Ireland	*	649,084	243,595
CRH plc		17,770	427,288
Experian plc		23,774	400,757
James Hardie Industries plc CDI		10,516	112,261
Kerry Group plc, Class A		3,780	261,146
Shire plc		14,009	993,239

			2,438,286

Israel—0.6%
Bank Hapoalim BM		24,913	117,144
Bank Leumi Le-Israel BM	*	33,915	115,861
Bezeq Israeli Telecommunication Corp. Ltd.		45,959	81,523
Delek Group Ltd.		125	31,354
Israel Chemicals Ltd.		11,239	80,867
Israel Corp. Ltd. (The)	*	66	31,238
Mizrahi Tefahot Bank Ltd.	*	3,712	38,847
NICE-Systems Ltd.		1,431	72,370
Teva Pharmaceutical Industries Ltd.		20,577	1,179,574

			1,748,778

Italy—2.0%
Assicurazioni Generali SpA		27,912	573,113
Atlantia SpA		10,037	233,280
Banca Monte dei Paschi di Siena SpA	*†	110,895	63,174
Banco Popolare SC	*	9,001	108,298
Enel Green Power SpA		39,986	83,777
Enel SpA		157,627	702,625
Eni SpA		61,061	1,069,575
EXOR SpA		2,198	90,188
Finmeccanica SpA	*	9,856	91,610
Intesa Sanpaolo SpA		279,009	809,378
Intesa Sanpaolo SpA RSP		20,778	51,196
Luxottica Group SpA		3,960	217,083
Mediobanca SpA		14,572	118,405
Pirelli & C. SpA		5,743	77,458

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Prysmian SpA		4,753	$86,617
Saipem SpA	*†	6,108	64,028
Snam SpA		50,384	249,361
Telecom Italia SpA	*	243,842	260,054
Telecom Italia SpA RSP		139,812	116,889
Terna Rete Elettrica Nazionale SpA		35,219	159,971
UniCredit SpA		105,278	674,370
Unione di Banche Italiane SCpA		20,185	144,368
UnipolSai SpA		19,900	53,578

			6,098,396

Japan—21.1%
ABC-Mart, Inc.		600	29,033
Acom Co. Ltd.	*†	8,000	24,423
Advantest Corp.		4,200	52,056
Aeon Co. Ltd.	†	15,000	150,742
Aeon Credit Service Co. Ltd.	†	3,100	61,228
Aeon Mall Co. Ltd.		2,640	46,783
Air Water, Inc.		4,000	63,358
Aisin Seiki Co. Ltd.		4,700	168,864
Ajinomoto Co., Inc.		14,000	260,636
Alfresa Holdings Corp.		4,800	57,965
Amada Co. Ltd.		9,000	77,119
ANA Holdings, Inc.	†	26,000	64,288
Aozora Bank Ltd.	†	26,000	80,484
Asahi Glass Co. Ltd.	†	25,000	121,704
Asahi Group Holdings Ltd.		9,400	290,811
Asahi Kasei Corp.		31,000	282,795
Asics Corp.	†	3,900	93,894
Astellas Pharma, Inc.		51,975	723,601
Bandai Namco Holdings, Inc.		4,450	94,212
Bank of Kyoto Ltd. (The)		8,000	66,877
Bank of Yokohama Ltd. (The)		27,000	146,645
Benesse Holdings, Inc.		1,700	50,444
Bridgestone Corp.		15,500	537,570
Brother Industries Ltd.		5,800	105,139
Calbee, Inc.		1,900	65,449
Canon, Inc.		27,200	864,518
Casio Computer Co. Ltd.	†	4,600	70,368
Central Japan Railway Co.		3,500	524,567
Chiba Bank Ltd. (The)		18,000	117,952
Chiyoda Corp.		4,000	33,140
Chubu Electric Power Co., Inc.	*	15,800	185,666
Chugai Pharmaceutical Co. Ltd.		5,300	130,133
Chugoku Bank Ltd. (The)		4,000	54,524
Chugoku Electric Power Co., Inc. (The)		7,100	92,829
Citizen Holdings Co. Ltd.		5,200	40,011
COLOPL, Inc.		1,100	24,720
Credit Saison Co. Ltd.		3,800	70,666
Dai Nippon Printing Co. Ltd.		13,000	117,085
Daicel Corp.		7,000	81,763
Daihatsu Motor Co. Ltd.		4,900	63,998
Dai-ichi Life Insurance Co. Ltd. (The)		26,300	399,230
Daiichi Sankyo Co. Ltd.		15,702	219,557
Daikin Industries Ltd.		5,700	365,507
Daito Trust Construction Co. Ltd.		1,800	204,188

		Shares	Value
Daiwa House Industry Co. Ltd.		14,200	$268,256
Daiwa Securities Group, Inc.		41,000	321,036
Denso Corp.		11,700	545,312
Dentsu, Inc.		5,100	214,411
Don Quijote Holdings Co. Ltd.		1,500	103,121
East Japan Railway Co.		8,000	602,967
Eisai Co. Ltd.	†	6,300	243,641
Electric Power Development Co. Ltd.		2,940	99,345
FamilyMart Co. Ltd.	†	1,600	60,262
FANUC Corp.		4,600	758,450
Fast Retailing Co. Ltd.		1,300	473,064
Fuji Electric Co. Ltd.		14,000	55,816
Fuji Heavy Industries Ltd.		14,200	502,481
FUJIFILM Holdings Corp.		11,000	335,649
Fujitsu Ltd.		44,000	234,593
Fukuoka Financial Group, Inc.		20,000	103,109
GungHo Online Entertainment, Inc.		10,200	36,930
Gunma Bank Ltd. (The)		8,000	51,916
Hachijuni Bank Ltd. (The)		11,000	70,660
Hakuhodo DY Holdings, Inc.		6,400	61,248
Hamamatsu Photonics KK		1,700	80,925
Hankyu Hanshin Holdings, Inc.		28,000	150,195
Hikari Tsushin, Inc.		376	22,870
Hino Motors Ltd.		6,000	78,980
Hirose Electric Co. Ltd.		730	84,697
Hiroshima Bank Ltd. (The)		14,000	66,635
Hisamitsu Pharmaceutical Co., Inc.	†	1,200	37,839
Hitachi Chemical Co. Ltd.	†	2,300	40,634
Hitachi Construction Machinery Co. Ltd.		2,300	48,629
Hitachi High-Technologies Corp.		1,700	48,835
Hitachi Ltd.		117,000	863,550
Hitachi Metals Ltd.		5,000	84,954
Hokuhoku Financial Group, Inc.		32,007	64,543
Hokuriku Electric Power Co.		4,300	54,913
Honda Motor Co. Ltd.		39,500	1,158,862
HOYA Corp.		10,300	348,396
Hulic Co. Ltd.		6,400	63,982
Ibiden Co. Ltd.		3,100	45,775
Idemitsu Kosan Co. Ltd.		2,500	41,283
IHI Corp.		35,000	177,256
Iida Group Holdings Co. Ltd.		4,200	51,162
INPEX Corp.		21,200	236,019
Isetan Mitsukoshi Holdings Ltd.		8,840	109,388
Isuzu Motors Ltd.		14,000	170,524
ITOCHU Corp.		36,200	386,439
Itochu Techno-Solutions Corp.		600	21,171
Iyo Bank Ltd. (The)		6,600	71,483
J. Front Retailing Co. Ltd.		5,300	61,385
Japan Airlines Co. Ltd.		3,000	88,947
Japan Display, Inc.	*†	8,000	24,416
Japan Exchange Group, Inc.		6,600	153,854
Japan Prime Realty Investment Corp. REIT		21	73,068

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Japan Real Estate Investment Corp. REIT		31	$149,367
Japan Retail Fund Investment Corp. REIT		57	120,457
Japan Tobacco, Inc.		26,700	734,858
JFE Holdings, Inc.		11,700	260,920
JGC Corp.		5,000	102,934
Joyo Bank Ltd. (The)		16,000	79,230
JSR Corp.		4,300	73,806
JTEKT Corp.	†	4,700	79,100
JX Holdings, Inc.		54,410	211,742
Kajima Corp.		21,000	86,359
Kakaku.com, Inc.	†	3,800	54,365
Kamigumi Co. Ltd.		5,000	44,539
Kaneka Corp.		6,000	32,149
Kansai Electric Power Co., Inc. (The)	*	16,600	157,917
Kansai Paint Co. Ltd.		6,000	92,952
Kao Corp.		12,300	485,045
Kawasaki Heavy Industries Ltd.		33,000	150,069
KDDI Corp.		14,000	879,537
Keihan Electric Railway Co. Ltd.	†	11,000	58,864
Keikyu Corp.		11,000	81,387
Keio Corp.		15,000	107,904
Keisei Electric Railway Co. Ltd.	†	7,000	85,116
Keyence Corp.		1,072	477,678
Kikkoman Corp.	†	3,000	73,527
Kintetsu Corp.		43,000	141,380
Kirin Holdings Co. Ltd.	†	20,200	251,003
Kobe Steel Ltd.		73,000	125,742
Koito Manufacturing Co. Ltd.		2,600	79,539
Komatsu Ltd.		22,300	493,007
Konami Corp.		2,600	47,667
Konica Minolta, Inc.		11,900	129,663
Kubota Corp.		27,688	401,885
Kuraray Co. Ltd.		8,100	92,031
Kurita Water Industries Ltd.		2,700	56,301
Kyocera Corp.		7,700	352,349
Kyowa Hakko Kirin Co. Ltd.		5,000	47,083
Kyushu Electric Power Co., Inc.	*	10,600	106,161
Lawson, Inc.		1,500	90,642
LIXIL Group Corp.		6,600	138,902
M3, Inc.		4,900	81,987
Mabuchi Motor Co. Ltd.		1,400	55,569
Makita Corp.		2,900	130,680
Marubeni Corp.		41,000	245,318
Marui Group Co. Ltd.		5,400	48,706
Maruichi Steel Tube Ltd.		1,000	21,283
Mazda Motor Corp.		13,400	321,809
McDonald’s Holdings Co. Japan Ltd.	†	1,400	30,643
Medipal Holdings Corp.		2,800	32,703
MEIJI Holdings Co. Ltd.		1,502	136,651
Minebea Co. Ltd.	†	7,000	103,375
Miraca Holdings, Inc.		1,300	55,925
Mitsubishi Chemical Holdings Corp.		32,200	156,186
Mitsubishi Corp.		33,400	611,224
Mitsubishi Electric Corp.		47,000	558,269
Mitsubishi Estate Co. Ltd.		29,925	630,546
Mitsubishi Gas Chemical Co., Inc.		9,000	45,170

		Shares	Value
Mitsubishi Heavy Industries Ltd.		73,000	$402,857
Mitsubishi Logistics Corp.		3,000	43,632
Mitsubishi Materials Corp.		26,000	86,253
Mitsubishi Motors Corp.		15,500	141,600
Mitsubishi Tanabe Pharma Corp.		5,700	83,554
Mitsubishi UFJ Financial Group, Inc.		309,240	1,699,036
Mitsubishi UFJ Lease & Finance Co. Ltd.		11,800	55,493
Mitsui & Co. Ltd.		40,700	545,101
Mitsui Chemicals, Inc.		21,000	59,480
Mitsui Fudosan Co. Ltd.		23,000	616,758
Mitsui OSK Lines Ltd.		27,000	79,994
Mixi, Inc.	†	800	29,496
Mizuho Financial Group, Inc.		560,380	939,367
MS&AD Insurance Group Holdings, Inc.		12,574	297,981
Murata Manufacturing Co. Ltd.		4,900	534,693
Nabtesco Corp.	†	2,600	62,838
Nagoya Railroad Co. Ltd.		18,955	70,574
NEC Corp.		62,000	180,172
Nexon Co. Ltd.		3,800	35,424
NGK Insulators Ltd.		6,477	132,768
NGK Spark Plug Co. Ltd.		4,600	139,773
NH Foods Ltd.		4,000	87,513
NHK Spring Co. Ltd.		3,000	26,104
Nidec Corp.		5,200	335,845
Nikon Corp.	†	8,100	107,624
Nintendo Co. Ltd.		2,500	260,894
Nippon Building Fund, Inc. REIT		33	165,664
Nippon Electric Glass Co. Ltd.		10,500	47,248
Nippon Express Co. Ltd.		19,000	96,288
Nippon Paint Holdings Co. Ltd.	†	3,000	86,934
Nippon Prologis REIT, Inc. REIT		33	71,651
Nippon Steel & Sumitomo Metal Corp.		183,245	454,564
Nippon Telegraph & Telephone Corp.		9,000	459,744
Nippon Yusen K.K.		38,000	107,331
Nissan Motor Co. Ltd.		59,400	518,073
Nisshin Seifun Group, Inc.		5,081	49,189
Nissin Foods Holdings Co. Ltd.		1,500	71,495
Nitori Holdings Co. Ltd.	†	1,700	91,338
Nitto Denko Corp.		3,900	217,915
NOK Corp.		2,000	50,907
Nomura Holdings, Inc.		87,600	495,731
Nomura Real Estate Holdings, Inc.		3,500	59,894
Nomura Research Institute Ltd.		2,750	84,109
NSK Ltd.		11,000	129,874
NTT Data Corp.		3,000	111,764
NTT DOCOMO, Inc.		36,500	531,552
NTT Urban Development Corp.	†	2,400	24,169
Obayashi Corp.		15,000	96,693
Odakyu Electric Railway Co. Ltd.		15,000	132,872
Oji Holdings Corp.		18,000	64,402
Olympus Corp.	*	5,700	199,673

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Omron Corp.		5,100	$228,151
Ono Pharmaceutical Co. Ltd.		1,900	168,217
Oracle Corp. Japan		900	36,672
Oriental Land Co. Ltd.		1,200	276,737
ORIX Corp.		31,800	400,133
Osaka Gas Co. Ltd.		45,000	168,073
Otsuka Corp.		1,200	38,050
Otsuka Holdings Co. Ltd.		9,200	275,827
Panasonic Corp.		52,800	621,902
Park24 Co. Ltd.		2,000	29,443
Rakuten, Inc.		18,900	262,820
Recruit Holdings Co. Ltd.	*	3,500	100,518
Resona Holdings, Inc.		53,500	270,255
Ricoh Co. Ltd.		16,900	170,843
Rinnai Corp.		800	53,754
Rohm Co. Ltd.		2,400	144,608
Sankyo Co. Ltd.		1,300	44,595
Sanrio Co. Ltd.	†	1,400	34,591
Santen Pharmaceutical Co. Ltd.		1,700	91,519
SBI Holdings, Inc.		4,710	51,460
Secom Co. Ltd.		5,000	287,273
Sega Sammy Holdings, Inc.		4,048	51,791
Seibu Holdings, Inc.	†	2,700	55,047
Seiko Epson Corp.		3,100	129,717
Sekisui Chemical Co. Ltd.		11,000	132,341
Sekisui House Ltd.		13,200	173,685
Seven & i Holdings Co. Ltd.		18,040	648,923
Seven Bank Ltd.		16,300	68,419
Sharp Corp.	*†	36,000	79,643
Shikoku Electric Power Co., Inc.	*	4,900	59,435
Shimadzu Corp.		5,000	50,860
Shimamura Co. Ltd.		500	43,148
Shimano, Inc.		1,900	246,091
Shimizu Corp.		15,000	101,881
Shin-Etsu Chemical Co. Ltd.		9,800	637,978
Shinsei Bank Ltd.		37,000	64,395
Shionogi & Co. Ltd.		7,100	183,435
Shiseido Co. Ltd.	†	8,800	123,415
Shizuoka Bank Ltd. (The)		13,000	118,876
Showa Shell Sekiyu K.K.		4,400	43,342
SMC Corp.		1,351	354,265
SoftBank Corp.		23,300	1,386,893
Sompo Japan Nipponkoa Holdings, Inc.		7,875	198,038
Sony Corp.		25,300	516,354
Sony Financial Holdings, Inc.		4,300	63,318
Stanley Electric Co. Ltd.		3,200	69,099
Sumitomo Chemical Co. Ltd.		37,000	145,659
Sumitomo Corp.		26,900	276,282
Sumitomo Dainippon Pharma Co. Ltd.		4,000	38,735
Sumitomo Electric Industries Ltd.		18,000	224,807
Sumitomo Heavy Industries Ltd.		15,000	80,685
Sumitomo Metal Mining Co. Ltd.		13,000	193,894
Sumitomo Mitsui Financial Group, Inc.		30,500	1,102,658
Sumitomo Mitsui Trust Holdings, Inc.		81,740	313,088
Sumitomo Realty & Development Co. Ltd.		8,825	300,660

		Shares	Value
Sumitomo Rubber Industries Ltd.		3,600	$53,518
Suntory Beverage & Food Ltd.		3,200	110,558
Suruga Bank Ltd.		4,800	88,210
Suzuken Co. Ltd.		1,460	40,330
Suzuki Motor Corp.		8,800	263,713
Sysmex Corp.		3,500	155,339
T&D Holdings, Inc.		13,600	163,035
Taiheiyo Cement Corp.		27,000	84,709
Taisei Corp.		26,000	147,472
Taisho Pharmaceutical Holdings Co. Ltd.		690	42,159
Taiyo Nippon Sanso Corp.	†	3,000	33,026
Takashimaya Co. Ltd.		7,000	55,893
Takeda Pharmaceutical Co. Ltd.		19,120	791,526
TDK Corp.		3,000	176,686
Teijin Ltd.		26,000	69,105
Terumo Corp.	†	7,200	163,413
THK Co. Ltd.		2,500	60,080
Tobu Railway Co. Ltd.		25,000	106,904
Toho Co. Ltd.		3,100	70,338
Toho Gas Co. Ltd.		9,000	44,031
Tohoku Electric Power Co., Inc.		11,600	134,983
Tokio Marine Holdings, Inc.		16,500	535,882
Tokyo Electric Power Co., Inc.	*	35,800	145,610
Tokyo Electron Ltd.	†	4,100	310,904
Tokyo Gas Co. Ltd.	†	55,000	296,762
Tokyo Tatemono Co. Ltd.		10,351	75,331
Tokyu Corp.		27,000	167,305
Tokyu Fudosan Holdings Corp.		12,300	85,341
TonenGeneral Sekiyu K.K.	†	7,000	59,756
Toppan Printing Co. Ltd.		14,000	90,964
Toray Industries, Inc.		35,000	279,649
Toshiba Corp.		99,000	417,513
TOTO Ltd.		6,000	69,796
Toyo Seikan Group Holdings Ltd.		3,400	42,233
Toyo Suisan Kaisha Ltd.		2,000	64,398
Toyoda Gosei Co. Ltd.		1,200	24,137
Toyota Industries Corp.		4,100	210,132
Toyota Motor Corp.		65,900	4,106,716
Toyota Tsusho Corp.		4,900	113,827
Trend Micro, Inc.		2,700	74,610
Unicharm Corp.		9,000	215,722
United Urban Investment Corp. REIT		57	89,725
USS Co. Ltd.		5,500	84,506
West Japan Railway Co.		4,000	189,113
Yahoo! Japan Corp.		34,000	121,853
Yakult Honsha Co. Ltd.		2,200	116,127
Yamada Denki Co. Ltd.	†	21,200	71,129
Yamaguchi Financial Group, Inc.		6,000	61,663
Yamaha Corp.		3,900	57,486
Yamaha Motor Co. Ltd.		6,600	132,048
Yamato Holdings Co. Ltd.	†	8,900	176,235
Yamato Kogyo Co. Ltd.		1,200	33,562
Yamazaki Baking Co. Ltd.	†	3,000	37,018
Yaskawa Electric Corp.		5,000	63,866
Yokogawa Electric Corp.		5,500	60,352
Yokohama Rubber Co. Ltd. (The)		4,000	36,421

			63,108,555

Jersey, Channel Islands—0.0%
Randgold Resources Ltd.		2,236	151,802

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Luxembourg—0.4%
Altice SA	*	2,042	$161,511
ArcelorMittal		24,713	270,753
Millicom International Cellular SA SDR		1,633	120,997
RTL Group SA		895	85,344
SES SA FDR		7,092	254,461
Tenaris SA		11,466	173,261

			1,066,327

Macau—0.1%
MGM China Holdings Ltd.		22,800	57,568
Sands China Ltd.		57,694	280,863
Wynn Macau Ltd.	†	36,856	102,823

			441,254

Malta—0.0%
BGP Holdings plc	*‡d	142,647	—

Mexico—0.0%
Fresnillo plc		5,567	66,163

Netherlands—3.8%
Aegon NV		44,469	334,228
Akzo Nobel NV	†	5,809	401,925
ASML Holding NV		8,492	917,539
Corio NV REIT		1,559	76,347
Delta Lloyd NV		4,773	104,960
Gemalto NV	†	1,996	162,898
Heineken Holding NV		2,538	158,883
Heineken NV		5,540	393,383
ING Groep NV CVA	*	91,781	1,185,780
Koninklijke Ahold NV		21,268	377,993
Koninklijke Boskalis Westminster NV		2,224	121,664
Koninklijke DSM NV		4,220	257,390
Koninklijke KPN NV		77,651	245,171
Koninklijke Philips NV		23,158	671,258
Koninklijke Vopak NV		1,674	86,850
NN Group NV	*	2,664	79,530
OCI NV	*	1,830	63,629
Qiagen NV	*	5,534	128,904
Randstad Holding NV		2,923	140,644
Royal Dutch Shell plc, Class A		94,122	3,141,122
Royal Dutch Shell plc, Class B		58,191	2,010,560
TNT Express NV		10,558	70,384
Wolters Kluwer NV		7,373	224,989

			11,356,031

New Zealand—0.2%
Auckland International Airport Ltd.		23,175	76,254
Contact Energy Ltd.		7,698	38,230
Fletcher Building Ltd.	†	15,897	102,421
Meridian Energy Ltd.		27,300	37,294
Mighty River Power Ltd.		15,222	35,302
Ryman Healthcare Ltd.		9,185	60,927
Spark New Zealand Ltd.	†	43,732	106,014

			456,442

		Shares	Value
Norway—0.6%
DnB ASA		23,457	$346,005
Gjensidige Forsikring ASA		5,033	82,125
Norsk Hydro ASA		31,860	179,469
Orkla ASA		19,594	133,386
Statoil ASA	†	26,326	463,518
Telenor ASA		18,251	369,192
Yara International ASA		4,148	184,720

			1,758,415

Portugal—0.1%
Banco Comercial Portugues SA, Class R	*†	753,906	59,159
Banco Espirito Santo SA (Registered)	*‡	71,807	567
EDP—Energias de Portugal SA		56,297	218,300
Galp Energia SGPS SA		9,269	94,127
Jeronimo Martins SGPS SA		5,514	55,253

			427,406

Singapore—1.5%
Ascendas Real Estate Investment Trust REIT		48,786	87,510
CapitaCommercial Trust REIT		52,000	68,653
CapitaLand Ltd.		60,500	150,424
CapitaMall Trust REIT		64,000	98,264
City Developments Ltd.		10,000	77,151
ComfortDelGro Corp. Ltd.		47,000	91,975
DBS Group Holdings Ltd.		41,730	646,036
Genting Singapore plc		148,000	119,997
Global Logistic Properties Ltd.		79,779	148,740
Golden Agri-Resources Ltd.		176,320	61,024
Hutchison Port Holdings Trust		119,000	81,784
Hutchison Port Holdings Trust		23,000	15,410
Jardine Cycle & Carriage Ltd.		2,349	75,256
Keppel Corp. Ltd.		33,400	222,624
Keppel Land Ltd.		16,000	41,218
Oversea-Chinese Banking Corp. Ltd.		70,411	553,992
SembCorp Industries Ltd.		22,340	74,817
Sembcorp Marine Ltd.		23,000	56,435
Singapore Airlines Ltd.		12,400	108,171
Singapore Exchange Ltd.		20,000	117,582
Singapore Press Holdings Ltd.		40,500	128,566
Singapore Technologies Engineering Ltd.		41,000	104,944
Singapore Telecommunications Ltd.		190,159	558,175
StarHub Ltd.		12,730	39,773
Suntec Real Estate Investment Trust REIT		52,000	76,924
United Overseas Bank Ltd.		30,917	570,544
UOL Group Ltd.		12,000	62,734
Wilmar International Ltd.		46,000	112,085

			4,550,808

South Africa—0.0%
Investec plc		13,127	109,982

Spain—3.4%
Abertis Infraestructuras SA		9,870	195,720
ACS Actividades de Construccion y Servicios SA		4,215	146,914

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Amadeus IT Holding SA, Class A		10,377	$413,288
Banco Bilbao Vizcaya Argentaria SA		143,882	1,358,880
Banco de Sabadell SA		82,783	219,041
Banco Popular Espanol SA		44,360	221,127
Banco Santander SA		294,882	2,474,980
Bankia SA	*	109,984	163,208
Bankinter SA		14,660	117,774
CaixaBank SA		54,982	288,098
Distribuidora Internacional de Alimentacion SA		14,991	101,580
Enagas SA		4,992	157,453
Ferrovial SA	†	10,277	203,158
Gas Natural SDG SA		8,334	209,355
Grifols SA		3,783	150,955
Iberdrola SA		123,654	833,520
Inditex SA		26,125	745,226
Mapfre SA		23,259	78,615
Red Electrica Corp. SA	†	2,637	232,455
Repsol SA		24,158	452,258
Telefonica SA		100,329	1,440,476
Zardoya Otis SA		4,145	45,967

			10,250,048

Sweden—3.0%
Alfa Laval AB		7,713	145,851
Assa Abloy AB, Class B		8,033	424,275
Atlas Copco AB, Class A		16,008	445,433
Atlas Copco AB, Class B		9,474	242,514
Boliden AB		6,549	104,684
Electrolux AB, Series B		5,683	166,053
Elekta AB, Class B	†	9,760	99,675
Getinge AB, Class B		4,736	107,850
Hennes & Mauritz AB, Class B		22,774	946,146
Hexagon AB, Class B		6,092	187,935
Husqvarna AB, Class B		10,042	73,813
ICA Gruppen AB		1,683	65,533
Industrivarden AB, Class C		3,992	69,294
Investment AB Kinnevik, Class B		5,731	186,368
Investor AB, Class B		10,939	397,718
Lundin Petroleum AB	*	5,158	73,813
Nordea Bank AB		72,096	834,568
Sandvik AB		26,450	257,176
Securitas AB, Class B		7,931	95,947
Skandinaviska Enskilda Banken AB, Class A		36,218	459,917
Skanska AB, Class B		8,785	188,618
SKF AB, Class B		9,931	209,202
Svenska Cellulosa AB SCA, Class B		14,160	305,271
Svenska Handelsbanken AB, Class A		12,056	564,075
Swedbank AB, Class A		21,633	536,735
Swedish Match AB		4,586	143,700
Tele2 AB, Class B		7,688	93,161
Telefonaktiebolaget LM Ericsson, Class B		72,968	883,504
TeliaSonera AB		57,173	367,586
Volvo AB, Class B		36,853	397,404

			9,073,819

		Shares	Value
Switzerland—9.8%
ABB Ltd. (Registered)	*	52,795	$1,117,044
Actelion Ltd. (Registered)	*	2,536	291,947
Adecco SA (Registered)	*	4,121	283,275
Aryzta AG	*	2,194	168,608
Baloise Holding AG (Registered)		1,117	142,766
Barry Callebaut AG (Registered)	*	53	54,337
Chocoladefabriken Lindt & Sprungli AG (Participation Certificates)		24	118,667
Chocoladefabriken Lindt & Sprungli AG (Registered)		2	115,404
Cie Financiere Richemont SA (Registered)		12,533	1,111,159
Coca-Cola HBC AG CDI	*	5,250	99,957
Credit Suisse Group AG (Registered)	*	36,265	911,022
EMS-Chemie Holding AG (Registered)		200	80,965
Geberit AG (Registered)		885	299,398
Givaudan SA (Registered)	*	222	398,236
Glencore plc	*	252,553	1,165,741
Holcim Ltd. (Registered)	*	5,386	385,014
Julius Baer Group Ltd.	*	5,212	237,970
Kuehne + Nagel International AG (Registered)		1,276	173,326
Lonza Group AG (Registered)	*	1,256	141,415
Nestle SA (Registered)		77,052	5,617,169
Novartis AG (Registered)		54,955	5,096,718
Pargesa Holding SA (Bearer)		689	53,167
Partners Group Holding AG		407	118,411
Roche Holding AG (Genusschein)		16,782	4,546,952
Schindler Holding AG (Participation Certificates)		1,133	163,565
Schindler Holding AG (Registered)		508	72,834
SGS SA (Registered)		128	261,372
Sika AG (Bearer)		51	150,447
Sonova Holding AG (Registered)		1,286	188,927
STMicroelectronics NV		15,057	112,348
Sulzer AG (Registered)		604	64,611
Swatch Group AG (The) (Bearer)		723	321,197
Swatch Group AG (The) (Registered)		1,205	103,996
Swiss Life Holding AG (Registered)	*	786	185,772
Swiss Prime Site AG (Registered)	*	1,302	95,494
Swiss Re AG	*	8,433	706,447
Swisscom AG (Registered)		546	286,507
Syngenta AG (Registered)		2,225	715,688
Transocean Ltd.	†	8,713	159,883
UBS Group AG	*	86,978	1,495,126
Wolseley plc		6,261	357,953
Zurich Insurance Group AG	*	3,588	1,121,258

			29,292,093

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
United Kingdom—18.5%
3i Group plc		22,934	$159,914
Aberdeen Asset Management plc		21,473	143,482
Admiral Group plc		4,536	93,056
Aggreko plc		6,270	146,216
Amec Foster Wheeler plc		9,591	126,666
Anglo American plc		33,394	617,938
Antofagasta plc		9,365	109,121
ARM Holdings plc		33,520	514,947
Ashtead Group plc		10,946	194,400
Associated British Foods plc		8,483	414,726
AstraZeneca plc (London Exchange)		30,109	2,126,621
Aviva plc		70,386	528,837
Babcock International Group plc		6,101	99,948
BAE Systems plc		76,216	557,382
Barclays plc		391,075	1,470,180
BG Group plc		81,873	1,095,600
BP plc		439,670	2,790,837
British American Tobacco plc		44,469	2,409,816
British Land Co. plc (The) REIT		23,218	279,978
BT Group plc		193,667	1,204,621
Bunzl plc		7,759	212,109
Burberry Group plc		10,759	272,974
Capita plc		15,771	264,443
Centrica plc		119,816	518,975
CNH Industrial NV		23,774	192,452
Cobham plc		29,128	146,224
Compass Group plc		40,147	686,228
Croda International plc		3,144	129,767
Diageo plc		60,421	1,730,884
Direct Line Insurance Group plc		37,809	171,033
Dixons Carphone plc		23,057	165,619
easyJet plc		3,729	96,503
Fiat Chrysler Automobiles NV	*	21,516	250,010
G4S plc		36,606	157,905
GKN plc		38,048	202,520
GlaxoSmithKline plc		115,702	2,482,223
Hammerson plc REIT		18,350	171,846
Hargreaves Lansdown plc		5,780	90,439
HSBC Holdings plc (London Exchange)		457,386	4,322,186
ICAP plc		12,886	90,230
IMI plc		6,262	122,509
Imperial Tobacco Group plc		22,965	1,010,907
Inmarsat plc		10,921	135,415
InterContinental Hotels Group plc		5,617	226,008
International Consolidated Airlines Group SA	*	23,480	174,909
Intertek Group plc		3,743	135,467
Intu Properties plc REIT		23,208	119,984
ITV plc		91,636	305,672
J. Sainsbury plc		30,422	116,172
Johnson Matthey plc		4,888	257,161
Kingfisher plc		55,378	292,736
Land Securities Group plc REIT		18,929	340,261
Legal & General Group plc		140,320	541,796
Lloyds Banking Group plc	*	1,360,288	1,600,052

		Shares	Value
London Stock Exchange Group plc		5,667	$194,996
Marks & Spencer Group plc		39,101	289,519
Meggitt plc		18,961	152,527
Melrose Industries plc		25,010	103,528
Merlin Entertainments plc	^	11,023	68,206
National Grid plc		89,748	1,273,460
Next plc		3,729	395,486
Old Mutual plc		117,636	346,693
Pearson plc		19,658	363,046
Persimmon plc	*	7,501	183,204
Petrofac Ltd.		6,704	73,033
Prudential plc		61,112	1,412,877
Reckitt Benckiser Group plc		15,464	1,252,490
Reed Elsevier NV		16,456	392,979
Reed Elsevier plc		26,936	460,120
Rexam plc		17,362	122,228
Rio Tinto Ltd.		10,284	482,123
Rio Tinto plc		30,295	1,396,510
Rolls-Royce Holdings plc	*	44,640	599,686
Royal Bank of Scotland Group plc	*	60,677	369,170
Royal Mail plc		16,607	110,668
RSA Insurance Group plc	*	23,682	159,888
SABMiller plc		23,226	1,210,798
Sage Group plc (The)		25,311	182,811
Schroders plc		3,024	125,684
Segro plc REIT		18,528	106,141
Severn Trent plc		6,028	188,009
Sky plc		25,053	349,648
Smith & Nephew plc		21,399	385,878
Smiths Group plc		9,429	160,332
Sports Direct International plc	*	6,001	66,015
SSE plc		23,313	589,052
Standard Chartered plc (London Exchange)		58,648	877,133
Standard Life plc		57,351	355,248
Subsea 7 SA		6,827	69,860
Tate & Lyle plc		11,052	103,551
Tesco plc		192,050	559,960
Travis Perkins plc		6,056	174,316
Tullow Oil plc		22,677	146,139
Unilever NV CVA		38,801	1,517,807
Unilever plc		30,542	1,240,866
United Utilities Group plc		16,221	230,402
Vodafone Group plc		632,017	2,166,951
Weir Group plc (The)		5,346	153,301
Whitbread plc		4,343	321,409
William Hill plc		22,445	126,121
Wm Morrison Supermarkets plc		49,809	142,118
WPP plc		31,800	661,175

			55,231,067

United States—0.1%
Carnival plc		4,513	203,979

TOTAL COMMON STOCKS
(Cost $287,751,569)			294,646,798

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund			Shares	Value
PREFERRED STOCKS—0.6%
Germany—0.6%
Bayerische Motoren Werke AG			1,259	$102,860
FUCHS PETROLUB SE			1,724	68,665
Henkel AG & Co. KGaA			4,249	457,693
Porsche Automobil Holding SE			3,795	306,912
Volkswagen AG			3,897	866,129

				1,802,259

United Kingdom—0.0%
Rolls-Royce Holdings plc		*‡	4,150,080	6,468

TOTAL PREFERRED STOCKS
(Cost $1,396,385)				1,808,727

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.075%	06/04/2015
(Cost $124,961)		‡‡	$125,000	124,966

			Shares	Value
RIGHTS—0.0%
Australia—0.0%
APA Group, Expires 01/15/15, Strike AUD 1.00		*‡	6,501	4,272

Spain—0.0%
Banco Bilbao Vizcaya Argentaria SA, Expires 01/07/15, Strike EUR 1.00		*	143,882	13,754
Repsol SA, Expires 01/08/15, Strike EUR 1.00		*	24,158	13,359

				27,113

TOTAL RIGHTS
(Cost $—)				31,385

MONEY MARKET FUNDS—2.8%
Institutional Money Market Funds—2.8%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	1,200,000	1,200,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%			¥1,312,077	1,312,077
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11%		††¥	1,113,767	1,113,767

		Shares	Value
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.07%	††¥	1,200,000	$1,200,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	1,200,000	1,200,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.08%	††¥	1,200,000	1,200,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.08%	††¥	1,200,000	1,200,000

TOTAL MONEY MARKET FUNDS
(Cost $8,425,844)			8,425,844

TOTAL INVESTMENTS—102.0%
(Cost $297,698,759)			305,037,720
Other assets less liabilities—(2.0%)			(5,989,797)

NET ASSETS—100.0%			$299,047,923

Notes to the Schedule of Investments:

CDI	Chess Depository Interest
CVA	Dutch Certificate of Shares
FDR	Fiduciary Depository Receipt
REIT	Real Estate Investment Trust
RSP	Risparmio (Italian Savings Shares)
SDR	Swedish Depository Receipt
VVPR	Verlaagde Vooheffing Precompte Reduit (Belgian dividend coupon)
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2014.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $11,307)
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $113,543, which represents 0.0% of Net Assets. The illiquid 144A securities represented 0.0% of Net Assets, and 100.0% of total 144A securities held.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

Vantagepoint Overseas Equity Index Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Banks	13.4%
Pharmaceuticals	9.2%
Insurance	5.6%
Oil, Gas & Consumable Fuels	5.3%
Food Products	4.0%
Automobiles	3.7%
Chemicals	3.4%
Metals & Mining	3.2%
Diversified Telecommunication Services	3.2%
Machinery	2.5%
Beverages	2.5%
Real Estate Management & Development	2.0%
Capital Markets	1.9%
Wireless Telecommunication Services	1.8%
Real Estate Investment Trusts (REITs)	1.7%
Food & Staples Retailing	1.7%
Electric Utilities	1.7%
Textiles, Apparel & Luxury Goods	1.6%
Media	1.6%
Industrial Conglomerates	1.5%
Tobacco	1.4%
Multi-Utilities	1.4%
Electrical Equipment	1.3%
Hotels, Restaurants & Leisure	1.3%
Auto Components	1.2%
Electronic Equipment, Instruments & Components	1.2%
Trading Companies & Distributors	1.2%
Road & Rail	1.1%
Diversified Financial Services	1.1%
Aerospace & Defense	1.0%
Specialty Retail	1.0%
Software	0.9%
Semiconductors & Semiconductor Equipment	0.8%
Household Durables	0.8%
Health Care Equipment & Supplies	0.7%
Household Products	0.7%
Construction & Engineering	0.7%
Construction Materials	0.6%
Professional Services	0.6%
Building Products	0.6%
Communications Equipment	0.6%
Technology Hardware, Storage & Peripherals	0.6%
Personal Products	0.6%
Health Care Providers & Services	0.5%
Gas Utilities	0.5%
Transportation Infrastructure	0.5%
Commercial Services & Supplies	0.5%
IT Services	0.5%
Multiline Retail	0.4%
Air Freight & Logistics	0.4%
Biotechnology	0.4%
Energy Equipment & Services	0.3%
Marine	0.3%
Airlines	0.2%
Leisure Products	0.2%
Containers & Packaging	0.2%
Internet & Catalog Retail	0.1%
Consumer Finance	0.1%

Independent Power and Renewable Electricity Producers	0.1%
Life Sciences Tools & Services	0.1%
Water Utilities	0.1%
Internet Software & Services	0.1%
Paper & Forest Products	0.1%
Distributors	0.0%
Health Care Technology	0.0%
Diversified Consumer Services	0.0%

98.5%

PREFERRED STOCKS
Automobiles	0.4%
Household Products	0.2%
Aerospace & Defense	0.0%
Chemicals	0.0%

0.6%

RIGHTS
Banks	0.0%
Gas Utilities	0.0%
Oil, Gas & Consumable Fuels	0.0%

0.0%

TOTAL COMMON STOCKS/PREFERRED STOCKS	99.1%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills	0.1%

MONEY MARKET FUNDS
Institutional Money Market Funds	2.8%

TOTAL INVESTMENTS	102.0%
Other assets less liabilities	(2.0)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Model Portfolio Conservative Growth Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—99.2%
Vantagepoint Aggressive Opportunities Fund Class T		826,875	$9,525,602
Vantagepoint Core Bond Index Fund Class T		10,655,268	109,749,256
Vantagepoint Discovery Fund Class T		969,907	9,747,564
Vantagepoint Diversifying Strategies Fund Class T		6,033,606	61,120,433
Vantagepoint Equity Income Fund Class T		4,992,093	49,671,325
Vantagepoint Growth & Income Fund Class T		2,803,243	35,685,284
Vantagepoint Growth Fund Class T		2,404,595	32,582,267
Vantagepoint High Yield Fund Class T		6,776,144	64,170,083
Vantagepoint Inflation Focused Fund Class T		4,716,173	49,897,110
Vantagepoint International Fund Class T		4,050,957	41,967,915
Vantagepoint Low Duration Bond Fund Class T		18,323,810	184,520,763
Vantagepoint Select Value Fund Class T		1,471,250	17,449,024

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $634,285,482)			666,086,626

EXCHANGE TRADED FUND—0.8%
Vanguard FTSE Emerging Markets ETF (Cost $6,014,195)		143,250	5,732,865

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $58,344)	¥	58,344	58,344

TOTAL INVESTMENTS—100.0%
(Cost $640,358,021)			671,877,835
Other assets less liabilities—(0.0%)			(159,552)

NET ASSETS—100.0%			$671,718,283

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Model Portfolio Traditional Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—98.4%
Vantagepoint Aggressive Opportunities Fund Class T	4,633,627	$53,379,382
Vantagepoint Core Bond Index Fund Class T	26,402,120	271,941,832
Vantagepoint Discovery Fund Class T	4,655,133	46,784,089
Vantagepoint Diversifying Strategies Fund Class T	20,603,953	208,718,045
Vantagepoint Equity Income Fund Class T	19,357,670	192,608,816
Vantagepoint Growth & Income Fund Class T	15,583,273	198,375,067
Vantagepoint Growth Fund Class T	11,614,977	157,382,933
Vantagepoint High Yield Fund Class T	8,495,801	80,455,232
Vantagepoint Inflation Focused Fund Class T	5,327,359	56,363,462
Vantagepoint International Fund Class T	17,656,281	182,919,070
Vantagepoint Low Duration Bond Fund Class T	16,161,527	162,746,574
Vantagepoint Select Value Fund Class T	6,685,153	79,285,909

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $1,515,750,849)		1,690,960,411

EXCHANGE TRADED FUND—1.6%
Vanguard FTSE Emerging Markets ETF (Cost $28,189,267)	669,600	26,797,392

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $299,674) ¥	299,674	299,674

TOTAL INVESTMENTS—100.0%
(Cost $1,544,239,790)		1,718,057,477
Other assets less liabilities—(0.0%)		(352,483)

NET ASSETS—100.0%		$1,717,704,994

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Model Portfolio Long-Term Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—98.0%
Vantagepoint Aggressive Opportunities Fund Class T	9,907,637	$114,135,982
Vantagepoint Core Bond Index Fund Class T	25,529,938	262,958,357
Vantagepoint Discovery Fund Class T	8,638,482	86,816,743
Vantagepoint Diversifying Strategies Fund Class T	29,042,181	294,197,292
Vantagepoint Equity Income Fund Class T	33,749,351	335,806,045
Vantagepoint Growth & Income Fund Class T	26,201,614	333,546,541
Vantagepoint Growth Fund Class T	18,568,471	251,602,777
Vantagepoint High Yield Fund Class T	6,798,499	64,381,789
Vantagepoint International Fund Class T	29,450,246	305,104,547
Vantagepoint Select Value Fund Class T	13,280,854	157,510,934

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $1,944,361,378)		2,206,061,007

EXCHANGE TRADED FUND—2.0%
Vanguard FTSE Emerging Markets ETF (Cost $47,958,596)	1,130,950	45,260,619

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $458,133) ¥	458,133	458,133

TOTAL INVESTMENTS—100.0%
(Cost $1,992,778,107)		2,251,779,759
Other assets less liabilities—(0.0%)		(424,091)

NET ASSETS—100.0%		$2,251,355,668

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Model Portfolio All-Equity Growth Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—97.0%
Vantagepoint Aggressive Opportunities Fund Class T		7,707,362	$88,788,808
Vantagepoint Discovery Fund Class T		6,092,833	61,232,975
Vantagepoint Equity Income Fund Class T		22,181,376	220,704,692
Vantagepoint Growth & Income Fund Class T		12,975,929	165,183,576
Vantagepoint Growth Fund Class T		9,897,083	134,105,477
Vantagepoint International Fund Class T		15,382,221	159,359,805
Vantagepoint Select Value Fund Class T		8,336,644	98,872,602

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $800,885,099)			928,247,935

EXCHANGE TRADED FUND—3.0%
Vanguard FTSE Emerging Markets ETF (Cost $29,675,468)		706,450	28,272,129

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $286,097)	¥	286,097	286,097

TOTAL INVESTMENTS—100.0%
(Cost $830,846,664)			956,806,161
Other assets less liabilities—(0.0%)			(177,349)

NET ASSETS—100.0%			$956,628,812

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone Retirement Income Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—98.8%
Vantagepoint Aggressive Opportunities Fund Class T		101,253	$1,166,436
Vantagepoint Core Bond Index Fund Class T		6,667,917	68,679,544
Vantagepoint Discovery Fund Class T		118,416	1,190,076
Vantagepoint Diversifying Strategies Fund Class T		2,312,187	23,422,451
Vantagepoint Equity Income Fund Class T		2,462,284	24,499,730
Vantagepoint Growth & Income Fund Class T		1,918,050	24,416,780
Vantagepoint Growth Fund Class T		673,087	9,120,335
Vantagepoint High Yield Fund Class T		1,966,896	18,626,507
Vantagepoint Inflation Focused Fund Class T		3,298,132	34,894,241
Vantagepoint International Fund Class T		2,001,942	20,740,118
Vantagepoint Low Duration Bond Fund Class T		8,690,674	87,515,088
Vantagepoint Mid/Small Company Index Fund Class T		657,205	13,091,521
Vantagepoint Select Value Fund Class T		98,859	1,172,471

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $328,942,548)			328,535,298

EXCHANGE TRADED FUND—1.2%
Vanguard FTSE Emerging Markets ETF (Cost $4,264,231)		101,400	4,058,028

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $111,368)	¥	111,368	111,368

TOTAL INVESTMENTS—100.0%
(Cost $333,318,147)			332,704,694
Other assets less liabilities—(0.0%)			(110,614)

NET ASSETS—100.0%			$332,594,080

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2010 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—98.7%
Vantagepoint Aggressive Opportunities Fund Class T		45,971	$529,580
Vantagepoint Core Bond Index Fund Class T		6,058,877	62,406,437
Vantagepoint Discovery Fund Class T		53,760	540,285
Vantagepoint Diversifying Strategies Fund Class T		2,845,154	28,821,413
Vantagepoint Equity Income Fund Class T		2,532,041	25,193,812
Vantagepoint Growth & Income Fund Class T		1,620,249	20,625,772
Vantagepoint Growth Fund Class T		1,104,786	14,969,844
Vantagepoint High Yield Fund Class T		1,739,118	16,469,451
Vantagepoint Inflation Focused Fund Class T		2,665,330	28,199,192
Vantagepoint International Fund Class T		1,975,925	20,470,586
Vantagepoint Low Duration Bond Fund Class T		5,414,623	54,525,257
Vantagepoint Mid/Small Company Index Fund Class T		720,294	14,348,253
Vantagepoint Select Value Fund Class T		44,860	532,043

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $282,083,811)			287,631,925

EXCHANGE TRADED FUND—1.3%
Vanguard FTSE Emerging Markets ETF (Cost $3,939,279)		94,000	3,761,880

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $57,727)	¥	57,727	57,727

TOTAL INVESTMENTS—100.0%
(Cost $286,080,817)			291,451,532
Other assets less liabilities—(0.0%)			(76,698)

NET ASSETS—100.0%			$291,374,834

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2015 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—98.3%
Vantagepoint Aggressive Opportunities Fund Class T		248,895	$2,867,273
Vantagepoint Core Bond Index Fund Class T		10,739,896	110,620,929
Vantagepoint Discovery Fund Class T		292,193	2,936,537
Vantagepoint Diversifying Strategies Fund Class T		7,070,443	71,623,589
Vantagepoint Equity Income Fund Class T		5,837,777	58,085,883
Vantagepoint Growth & Income Fund Class T		3,471,284	44,189,440
Vantagepoint Growth Fund Class T		2,722,194	36,885,723
Vantagepoint High Yield Fund Class T		2,852,129	27,009,660
Vantagepoint Inflation Focused Fund Class T		3,566,107	37,729,412
Vantagepoint International Fund Class T		4,797,692	49,704,086
Vantagepoint Low Duration Bond Fund Class T		9,417,587	94,835,102
Vantagepoint Mid/Small Company Index Fund Class T		1,533,039	30,538,128
Vantagepoint Select Value Fund Class T		243,274	2,885,234

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $548,776,055)			569,910,996

EXCHANGE TRADED FUND—1.7%
Vanguard FTSE Emerging Markets ETF (Cost $10,642,991)		252,450	10,103,049

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $154,470)	¥	154,470	154,470

TOTAL INVESTMENTS—100.0%
(Cost $559,573,516)			580,168,515
Other assets less liabilities—(0.0%)			(111,716)

NET ASSETS—100.0%			$580,056,799

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2020 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—98.0%
Vantagepoint Aggressive Opportunities Fund Class T		387,115	$4,459,562
Vantagepoint Core Bond Index Fund Class T		13,696,143	141,070,273
Vantagepoint Discovery Fund Class T		457,849	4,601,382
Vantagepoint Diversifying Strategies Fund Class T		9,690,466	98,164,417
Vantagepoint Equity Income Fund Class T		9,138,912	90,932,170
Vantagepoint Growth & Income Fund Class T		5,425,126	69,061,857
Vantagepoint Growth Fund Class T		4,035,761	54,684,561
Vantagepoint High Yield Fund Class T		3,377,555	31,985,445
Vantagepoint Inflation Focused Fund Class T		2,944,371	31,151,447
Vantagepoint International Fund Class T		7,284,232	75,464,649
Vantagepoint Low Duration Bond Fund Class T		8,203,826	82,612,531
Vantagepoint Mid/Small Company Index Fund Class T		2,381,773	47,444,916
Vantagepoint Select Value Fund Class T		378,434	4,488,223

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $697,732,020)			736,121,433

EXCHANGE TRADED FUND—2.0%
Vanguard FTSE Emerging Markets ETF (Cost $16,052,502)		382,100	15,291,642

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $160,183)	¥	160,183	160,183

TOTAL INVESTMENTS—100.0%
(Cost $713,944,705)			751,573,258
Other assets less liabilities—(0.0%)			(149,992)

NET ASSETS—100.0%			$751,423,266

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2025 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—97.5%
Vantagepoint Aggressive Opportunities Fund Class T		374,984	$4,319,814
Vantagepoint Core Bond Index Fund Class T		9,880,223	101,766,297
Vantagepoint Discovery Fund Class T		442,109	4,443,193
Vantagepoint Diversifying Strategies Fund Class T		9,154,613	92,736,225
Vantagepoint Equity Income Fund Class T		9,323,383	92,767,657
Vantagepoint Growth & Income Fund Class T		5,101,055	64,936,434
Vantagepoint Growth Fund Class T		4,064,250	55,070,592
Vantagepoint High Yield Fund Class T		2,829,296	26,793,437
Vantagepoint Inflation Focused Fund Class T		1,060,873	11,224,036
Vantagepoint International Fund Class T		7,121,713	73,780,944
Vantagepoint Low Duration Bond Fund Class T		4,885,422	49,196,203
Vantagepoint Mid/Small Company Index Fund Class T		2,280,145	45,420,494
Vantagepoint Select Value Fund Class T		366,382	4,345,286

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $587,841,849)			626,800,612

EXCHANGE TRADED FUND—2.5%
Vanguard FTSE Emerging Markets ETF (Cost $16,934,755)		405,150	16,214,103

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $187,262)	¥	187,262	187,262

TOTAL INVESTMENTS—100.0%
(Cost $604,963,866)			643,201,977
Other assets less liabilities—(0.0%)			(137,952)

NET ASSETS—100.0%			$643,064,025

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2030 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—97.1%
Vantagepoint Aggressive Opportunities Fund Class T		362,607	$4,177,232
Vantagepoint Core Bond Index Fund Class T		6,969,840	71,789,354
Vantagepoint Discovery Fund Class T		426,883	4,290,172
Vantagepoint Diversifying Strategies Fund Class T		7,950,852	80,542,136
Vantagepoint Equity Income Fund Class T		8,829,181	87,850,354
Vantagepoint Growth & Income Fund Class T		4,383,416	55,800,881
Vantagepoint Growth Fund Class T		4,126,031	55,907,715
Vantagepoint High Yield Fund Class T		1,902,255	18,014,353
Vantagepoint Inflation Focused Fund Class T		319,669	3,382,098
Vantagepoint International Fund Class T		6,916,607	71,656,048
Vantagepoint Low Duration Bond Fund Class T		1,847,121	18,600,504
Vantagepoint Mid/Small Company Index Fund Class T		2,218,697	44,196,436
Vantagepoint Select Value Fund Class T		353,929	4,197,599

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $484,989,264)			520,404,882

EXCHANGE TRADED FUND—2.9%
Vanguard FTSE Emerging Markets ETF (Cost $16,178,109)		387,050	15,489,741

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $166,106)	¥	166,106	166,106

TOTAL INVESTMENTS—100.0%
(Cost $501,333,479)			536,060,729
Other assets less liabilities—(0.0%)			(110,169)

NET ASSETS—100.0%			$535,950,560

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2035 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—96.8%
Vantagepoint Aggressive Opportunities Fund Class T		284,011	$3,271,807
Vantagepoint Core Bond Index Fund Class T		3,344,759	34,451,022
Vantagepoint Discovery Fund Class T		333,223	3,348,886
Vantagepoint Diversifying Strategies Fund Class T		5,514,552	55,862,413
Vantagepoint Equity Income Fund Class T		7,180,015	71,441,152
Vantagepoint Growth & Income Fund Class T		3,429,204	43,653,771
Vantagepoint Growth Fund Class T		3,119,665	42,271,460
Vantagepoint High Yield Fund Class T		833,572	7,893,930
Vantagepoint Inflation Focused Fund Class T		52,717	557,746
Vantagepoint International Fund Class T		5,476,859	56,740,260
Vantagepoint Low Duration Bond Fund Class T		210,842	2,123,177
Vantagepoint Mid/Small Company Index Fund Class T		1,739,469	34,650,224
Vantagepoint Select Value Fund Class T		277,100	3,286,403

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $333,394,539)			359,552,251

EXCHANGE TRADED FUND—3.2%
Vanguard FTSE Emerging Markets ETF (Cost $12,562,342)		299,900	12,001,998

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $131,671)	¥	131,671	131,671

TOTAL INVESTMENTS—100.0%
(Cost $346,088,552)			371,685,920
Other assets less liabilities—(0.0%)			(61,038)

NET ASSETS—100.0%			$371,624,882

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2040 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—96.5%
Vantagepoint Aggressive Opportunities Fund Class T		297,945	$3,432,323
Vantagepoint Core Bond Index Fund Class T		1,251,885	12,894,416
Vantagepoint Discovery Fund Class T		351,510	3,532,677
Vantagepoint Diversifying Strategies Fund Class T		5,319,163	53,883,123
Vantagepoint Equity Income Fund Class T		7,959,641	79,198,431
Vantagepoint Growth & Income Fund Class T		3,482,854	44,336,731
Vantagepoint Growth Fund Class T		3,235,445	43,840,286
Vantagepoint High Yield Fund Class T		464,257	4,396,510
Vantagepoint International Fund Class T		5,786,506	59,948,200
Vantagepoint Mid/Small Company Index Fund Class T		1,829,096	36,435,589
Vantagepoint Select Value Fund Class T		290,887	3,449,921

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $317,227,666)			345,348,207

EXCHANGE TRADED FUND—3.5%
Vanguard FTSE Emerging Markets ETF (Cost $12,900,329)		308,550	12,348,171

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $130,904)	¥	130,904	130,904

TOTAL INVESTMENTS—100.0%
(Cost $330,258,899)			357,827,282
Other assets less liabilities—(0.0%)			(72,774)

NET ASSETS—100.0%			$357,754,508

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2045 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—96.2%
Vantagepoint Aggressive Opportunities Fund Class T		120,434	$1,387,405
Vantagepoint Discovery Fund Class T		141,058	1,417,637
Vantagepoint Diversifying Strategies Fund Class T		2,064,365	20,912,019
Vantagepoint Equity Income Fund Class T		3,343,993	33,272,730
Vantagepoint Growth & Income Fund Class T		1,247,340	15,878,635
Vantagepoint Growth Fund Class T		1,422,623	19,276,535
Vantagepoint High Yield Fund Class T		148,079	1,402,310
Vantagepoint International Fund Class T		2,338,471	24,226,560
Vantagepoint Mid/Small Company Index Fund Class T		731,531	14,572,094
Vantagepoint Select Value Fund Class T		117,176	1,389,703

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $129,882,329)			133,735,628

EXCHANGE TRADED FUND—3.7%
Vanguard FTSE Emerging Markets ETF (Cost $5,303,772)		127,750	5,112,555

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $84,102)	¥	84,102	84,102

TOTAL INVESTMENTS—100.0%
(Cost $135,270,203)			138,932,285
Other assets less liabilities—(0.0%)			(41,194)

NET ASSETS—100.0%			$138,891,091

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS

December 31, 2014

Vantagepoint Milestone 2050 Fund		Shares	Value
AFFILIATED MUTUAL FUNDS—96.3%
Vantagepoint Aggressive Opportunities Fund Class T		38,099	$438,902
Vantagepoint Discovery Fund Class T		43,790	440,092
Vantagepoint Diversifying Strategies Fund Class T		651,472	6,599,413
Vantagepoint Equity Income Fund Class T		1,059,268	10,539,717
Vantagepoint Growth & Income Fund Class T		394,943	5,027,625
Vantagepoint Growth Fund Class T		450,842	6,108,907
Vantagepoint High Yield Fund Class T		46,756	442,778
Vantagepoint International Fund Class T		740,362	7,670,151
Vantagepoint Mid/Small Company Index Fund Class T		230,270	4,586,972
Vantagepoint Select Value Fund Class T		37,006	438,897

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $43,822,151)			42,293,454

EXCHANGE TRADED FUND—3.7%
Vanguard FTSE Emerging Markets ETF (Cost $1,683,940)		40,450	1,618,809

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.11% (Cost $42,464)	¥	42,464	42,464

TOTAL INVESTMENTS—100.1%
(Cost $45,548,555)			43,954,727
Other assets less liabilities—(0.1%)			(51,755)

NET ASSETS—100.0%			$43,902,972

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements.

THE VANTAGEPOINT FUNDS

Additional Information

A.	Tax Disclosure

For corporate shareholders, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2014, qualified for the dividends received deduction as follows:

Fund	Corporate Dividend Received Deduction
Equity Income	60.03%
Growth & Income	46.52%
Growth	100.00%
Select Value	35.69%
Aggressive Opportunities	40.22%
Discovery	4.53%
International	0.22%
Diversifying Strategies	2.64%
500 Stock Index	94.16%
Broad Market Index	88.13%
Mid/Small Company Index	48.96%
Model Portfolio Conservative Growth	13.14%
Model Portfolio Traditional Growth	12.32%
Model Portfolio Long-Term Growth	24.59%
Model Portfolio All-Equity Growth	33.42%
Milestone Retirement Income	13.60%
Milestone 2010	15.34%
Milestone 2015	17.19%
Milestone 2020	19.58%
Milestone 2025	21.86%
Milestone 2030	24.11%
Milestone 2035	27.49%
Milestone 2040	29.84%
Milestone 2045	31.02%
Milestone 2050	30.32%

Long Term Capital Gain Designations

Pursuant to Section 852 of the Internal Revenue Code, the Company designated the following capital gain dividends for the year ended December 31, 2014:

Fund	Long Term Capital Gain Dividend
Low Duration Bond	$1,530,915
Inflation Focused	723,804
Equity Income	350,381,284
Growth & Income	187,998,928
Growth	67,002,902
Select Value	49,430,844
Aggressive Opportunities	146,579,918
Discovery	23,954,412
International	9,043,311
Diversifying Strategies	38,721,655
500 Stock Index	14,512,417
Broad Market Index	9,119,540
Mid/Small Company Index	30,420,648
Model Conservative Growth	52,492,268

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

Fund	Long Term Capital Gain Dividend
Model Traditional Growth	$95,792,571
Model Long-Term Growth	126,924,026
Model All-Equity Growth	60,290,883
Milestone Retirement Income	13,620,084
Milestone 2010	20,664,477
Milestone 2015	49,371,353
Milestone 2020	52,835,691
Milestone 2025	47,540,231
Milestone 2030	43,780,085
Milestone 2035	31,086,404
Milestone 2040	32,755,987
Milestone 2045	8,428,362
Milestone 2050	1,901,368

B.	Foreign Taxes Paid

For the year ended December 31, 2014, dividends from foreign countries and taxes paid to foreign countries that qualify for foreign tax credits are as follows:

Fund	Net Foreign Source Income	Foreign Tax Credit
International	$42,070,832	$2,421,093
Overseas Equity Index	9,456,964	445,617
Model Portfolio Conservative Growth	1,325,541	67,271
Model Portfolio Traditional Growth	5,773,819	293,020
Model Portfolio Long-Term Growth	9,635,192	488,983
Model Portfolio All-Equity Growth	4,999,796	253,738
Milestone Retirement Income	649,830	32,979
Milestone 2010	646,707	32,820
Milestone 2015	15,566,462	79,498
Milestone 2020	2,371,037	120,329
Milestone 2025	2,311,874	117,327
Milestone 2030	2,247,699	114,070
Milestone 2035	1,777,517	90,209
Milestone 2040	1,869,270	94,865
Milestone 2045	751,551	38,141
Milestone 2050	239,121	12,135

All other funds treat foreign taxes paid as a reduction of net investment company taxable income by these amounts.

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

C.	Sources of Income

The following table summarizes the percentage of income received by the Company in 2014 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHL Bank	FHLMC	Tennessee Valley Authority	Other U.S. Government Agency
Low Duration Bond	8.24%	0.00%	1.62%	0.07%	0.33%	0.00%	0.00%
Inflation Focused	72.19%	0.00%	0.15%	0.02%	0.00%	0.20%	0.00%
High Yield	0.53%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Discovery	0.98%	0.00%	0.14%	0.01%	0.08%	0.00%	0.00%
Diversifying Strategies	1.46%	0.00%	0.63%	0.03%	0.31%	0.00%	0.00%
Core Bond Index	23.84%	7.15%	12.69%	0.57%	9.27%	0.27%	0.14%
500 Stock Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

D.	Qualified Dividend Income

The following are estimates of qualified dividend income received by the Company through December 31, 2014 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
Equity Income	72.05%
Growth & Income	76.00%
Growth	100.00%
Select Value	38.03%
Aggressive Opportunities	45.05%
Discovery	6.35%
International	65.81%
Diversifying Strategies	2.72%
500 Stock Index	97.25%
Broad Market Index	91.21%
Mid/Small Company Index	51.45%
Overseas Equity Index	81.72%
Model Portfolio Conservative Growth	24.20%
Model Portfolio Traditional Growth	27.10%
Model Portfolio Long-Term Growth	44.33%
Model Portfolio All-Equity Growth	57.30%
Milestone Retirement Income	25.55%
Milestone 2010	28.27%
Milestone 2015	32.07%
Milestone 2020	36.30%
Milestone 2025	40.23%
Milestone 2030	44.59%
Milestone 2035	50.76%
Milestone 2040	54.68%
Milestone 2045	62.99%
Milestone 2050	55.16%

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

E.	Directors Table

All titles and committee memberships are as of December 31, 2014 unless otherwise noted.

Independent Directors

Name and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George M. Chamberlain, Jr. (67)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2016; Director since January 2012	Director and Vice President, Legal and Business Affairs—SCM Advantage LLC (supply chain consulting) (October 2009–present); Principal—GMC Consulting (corporate consulting) (May 1999–present); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008–present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008–present); Board member and Vice Chair—Walnut Street Theater (January 2000–June 2010)	N/A
Dorothy D. Hayes (64)	Director, Audit Committee Member and Chair, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2019; Director since April 2013

Director, Chair of the Enterprise Risk Committee, and member of Executive Committee—First Tech Federal Credit Union (2011–present); Director and Chair of the Finance Committee—American Leadership Forum—Silicon Valley (2011– present); Director (2010–present), Chair of the Audit Committee (2010–2013) and Chair of the Board of Directors and member of Executive and Fund Development Committees (2012–present)—Silicon Valley FACES; Trustee, chair of the finance committee, member of the executive committee, and member of the investment committee—Computer History Museum (2006–present);

Director and Chair of the Audit Committee—Range Fuels (development-stage biofuels company) (2008–2012); Director and Chair of the Finance Committee—Addison Avenue Federal Credit Union (2002–2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004–present)

N/A

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

Name and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Takashi B. Moriuchi (41)	Director; Investment Committee Member	October 31, 2016; Director since March 2014	Partner—Estancia Capital Management, LLC (private equity firm) (January 2010–present); Board member—Snowden Capital Advisors LLC (investment advisory firm) (January 2014–present); Board member—Spruce Private Investors, LLC (investment advisory firm)(October 2012–present); Director—Equinoxe Alternative Investment Services (alternative investment fund administrator/service provider) (August 2013–present); Trustee—The Philadelphia School (December 2011–present); Assets Committee member—Moorestown Friends School (September 2011–present); Managing Director—Cedar Hill Capital Partners (hedge fund advisory firm)(August 2008–December 2009)	N/A
Timothy M. O’Brien (65)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member and Chair, and Nominating and Governance Committee Member	September 26, 2017; Director since September 2005	Independent Consultant (pension consulting) (2003–present); Trustee, Chair of Audit Committee and member of Investment and Benefits Committees—Public Employees Retirement Association of Colorado (July 2011– present)	N/A
JoAnn H. Price (65)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	President—Fairview Capital Partners, Inc. (private equity firm) (October 1994–present); Board member—The Board of Regents for Higher Education (State of Connecticut) (December 2013–present); Treasurer (2011–present) and Director (October 2001–present)—Apollo Theater Foundation; Director—Hartford Foundation for Public Giving (January 2010–present); Vice Chair (2009–present) and Director (January 2003–present)—YMCA of Greater Hartford; Trustee (January 2002–present) and Former President (2004–2010)—The Amistad Center for Art and Culture; Director—Hartford Communities that Care, Inc. (January 2012–present); Member—Howard University School of Business Board of Visitors (January 2002–present); Trustee—Connecticut Women’s Hall of Fame (January 2012–present)	N/A

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

Name and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Catherine A. Zaharis (54)	Director, Investment Committee Member	December 31, 2019; Director since January 1, 2015; Investment Committee Member since January 23, 2015	Business Director, MBA Finance Career Academy—University of Iowa, Tippie College of Business (October 2008–present); Chair (November 2013–present), Board member (October 1999–present) and former member of Investment Committee (October 1999–October 2013)—University of Iowa Foundation; Chair (2014–present) and Board member (2001–present)—National I-Club	N/A

Interested Director and Officers

Name and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
J. Thomas Lundy (65)**	Director	October 31, 2015; Director since November 2014	Board member (January 2010–present) and Chair of the Board of Directors (January 2014–present)—ICMA Retirement Corporation; County Manager—Catawba County Government, North Carolina (March 1979–present)	N/A
Joan W. McCallen (62)	President and Principal Executive Officer	Since September 2003	Chief Executive Officer and President—ICMA Retirement Corporation (Aug. 2003–present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003–present); Director and President, VantageTrust Company, LLC (2003–present)	N/A
Karen McBarnette (56)	Vice President and Chief Compliance Officer	Since November 2014	Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation, (November 2014–present); Chief Compliance Officer—Vantagepoint Investment Advisers, LLC, and VantageTrust Company, LLC (November 2014–present); Acting Chief Compliance Officer—The Vantagepoint Funds, Vantagepoint Investment Advisers, LLC, ICMA Retirement Corporation, VantageTrust Company, LLC (October 2014–November 2014); Vice President (Mutual Fund Compliance)—ICMA Retirement Corporation (2013–November 2014); Director (Compliance—Mutual Funds)—ICMA Retirement Corporation (2008–2013); Senior Compliance Officer—ICMA Retirement Corporation (2006–2008)	N/A

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

Name and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Elizabeth S. Glista (50)	Treasurer and Principal Financial Officer	Since March 2009	Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009—present); Treasurer—Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009—present); Treasurer—ICMA-RC Services, LLC (broker-dealer) (April 2009—present); Treasurer—VantageTrust Company, LLC (April 2009—present); Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009—April 2009); Vice President, Financial Planning & Analysis and Treasury—ICMA-RC (January 2000—September 2007 and March 2008—January 2009)	N/A
Angela C. Montez (47)	Secretary	Since December 2006	Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006–present); Assistant Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (2011–present); Assistant Secretary—VantageTrust Company, LLC (February 2008–present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006–2007); Corporate Counsel—ICMA Retirement Corporation (2000–2006)	N/A
Kathryn B. McGrath (70)	Assistant Secretary	Since March 2008	Senior Vice President, General Counsel and Secretary—ICMA Retirement Corporation (2007–Present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker-dealer) (2007–present); Secretary—VantageTrust Company, LLC (February 2008-present)	N/A

The business mailing address for the directors and is 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002.

†

The Declaration of Trust sets forth the length of the Class 1 and Class 2 directors’ terms (five years for Class 1 and Class 2), limits each Class 1 and Class 2 director’s length of service to 12 consecutive years, and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the director’s current term, the end of the Class 1 or Class 2 director’s 12th year of service, or the director’s retirement date, whichever occurs first. The Declaration of Trust sets forth the length of the interested director’s term (one year for the Class 3 director), and prohibits each director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the interested director’s current term, or the director’s retirement date, whichever occurs first.

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

**	Mr. Lundy is considered to be an “interested person” of the Company (as that term is defined under the 1940 Act), and thus an “interested director,” because he is a director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of The Vantagepoint Funds’ shares.

Aggregate compensation that was paid to the directors during the December 31, 2014 totaled $123,508. Executive officers do not receive any compensation from the Company. However, the Company pays a portion of the compensation of the Chief Compliance Officer of the Company. The amount paid by the Company during the year ended December 31, 2014 totaled $245,408.

The Statement of Additional Information includes additional information about the Company’s Board and is available, without charge, upon request, by calling 1-800-669-7400 and on ICMA-RC’s website at www.icmarc.org.

F. Subadviser Fees

Presented below are the fees paid by each fund to subadvisers during the year ended December 31, 2014. Fees are shown as an annual percentage of average net assets under management. The total dollars below represent amounts paid to subadvisers for services performed during the period September 1, 2013 through September 30, 2014.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Low Duration Bond	Payden & Rygel	0.09%	$317,614
	Schroder Investment Management North America Inc.	0.17%	580,982

Inflation Focused	Pacific Investment Management Company, LLC	0.20%	559,863
	BlackRock Financial Management, Inc.	0.10%	283,829

High Yield	Oaktree Capital Management, L.P. (1)	0.50%	543,714
	Western Asset Management Company (1)	0.20%	60,012

Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC (2)	0.21%	571,706
	T. Rowe Price Associates, Inc.	0.30%	2,387,294
	Southeastern Asset Management, Inc.	0.52%	3,437,020
	SSgA Funds Management, Inc. (2)	0.03%	74,483
	Wellington Management Company LLP (2)	0.25%	1,042,946

Growth & Income	Fiduciary Management, Inc.	0.29%	1,626,583
	T. Rowe Price Associates, Inc.	0.38%	1,540,564
	Wellington Management Company LLP (3)	0.25%	1,768,281

Growth	Atlanta Capital Management Company, LLC	0.30%	1,332,913
	Columbus Circle Investors	0.33%	1,851,803
	Victory Capital Management, Inc.	0.26%	1,448,698
	Westfield Capital Management Company, L.P.	0.32%	2,191,850

Select Value	Artisan Partners Limited Partnership	0.55%	837,831
	Systematic Financial Management, L.P	0.40%	619,030
	WEDGE Capital Management LLP	0.49%	763,433

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid

Aggressive Opportunities	Southeastern Asset Management, Inc.	0.57%	$990,070
	SSgA Funds Management, Inc.	0.03%	114,572
	TimesSquare Capital Management, LLC	0.50%	1,733,061
	Wells Capital Management, Inc.	0.43%	1,255,170

Discovery	Payden & Rygel	0.15%	201,513
	Wellington Management Company LLP	0.73%	994,165

International	Artisan Partners Limited Partnership	0.64%	1,618,463
	GlobeFlex Capital, L.P.	0.40%	1,621,034
	Mondrian Investment Partners Limited	0.43%	2,113,614
	Walter Scott & Partners Limited (4)	0.51%	1,531,845

Diversifying Strategies	Calamos Advisors LLC (5)	0.53%	377,388
	Mellon Capital Management Corporation (6)	0.33%	377,176
	Oaktree Capital Management, L.P. (5)	0.50%	694,604
	Payden & Rygel (Enhanced Cash) (6)	0.10%	100,023
	Payden & Rygel (Enhanced Equity) (6)	0.14%	192,715
	Payden & Rygel (Low Duration-Plus Fixed Income)	0.09%	322,618
	Shenkman Capital Management, Inc.	0.38%	959,882
	SSgA Funds Management, Inc. (6)	0.07%	15,666

Core Bond Index	Mellon Capital Management Corporation	0.01%	144,237

500 Stock Index	Mellon Capital Management Corporation	0.01%	66,771

Broad Market Index	Mellon Capital Management Corporation	0.01%	108,912

Mid/Small Company Index	Mellon Capital Management Corporation	0.01%	101,249

Overseas Equity Index	Mellon Capital Management Corporation	0.04%	120,727

(1)	Effective May 1, 2014, Oaktree Capital Management, L.P. became a subadviser to the High Yield Fund. Effective August 1, 2014, Western Asset Management Company (“Western”) became a subadviser to the High Yield Fund and effective October 7, 2014, Western Asset Management Company Limited (“Western Limited”) became a sub-subadviser to the portion of the High Yield Fund managed by Western. The fee paid to Western Limited under the sub-subadvisory agreement between Western and Western Limited is paid by Western and not by the Fund.

(2)	Effective February 4, 2014, Barrow Hanley Mewhinney & Strauss, LLC ceased serving as a subadviser to the Equity Income Fund and SSgA Funds Management, Inc. and Wellington Management Company LLP became subadvisers to the Equity Income Fund.

(3)	Effective February 5, 2014, the fee schedule charged by Wellington Management Company LLP to the Growth & Income Fund was amended and the percentage shown above represents a blended rate of the previous fee schedule and the current fee schedule.

(4)	Effective June 20, 2014, the fee schedule charged by Walter Scott & Partners Limited to the International Fund was amended and the percentage shown above represents a blended rate of the previous fee schedule and the current fee schedule.

(5)	Effective February 4, 2014, Calamos Advisers, LLC ceased serving as a subadviser and Oaktree Capital Management, L.P. became a subadviser to the Diversifying Strategies Fund.

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

(6)	Effective May 1, 2014, Mellon Capital Management Corporation ceased serving as a subadviser to the Diversifying Strategies Fund, SSgA Funds Management, Inc. became a subadviser to the Diversifying Strategies Fund and Payden & Rygel began managing the enhanced equity strategy for the Diversifying Strategies Fund. Effective on that date, Payden & Rygel also ceased managing the enhanced cash strategy for the Diversifying Strategies Fund. Mellon Capital Management Corporation had contractually agreed to reduce its subadvisory fee through February 4, 2015.

G.	Directors’ Considerations of an Amended Investment Subadvisory Agreement and an Investment Sub-Subadvisory Agreement

The following relates to the consideration by the Board of Directors (“Directors” or “Board”) of The Vantagepoint Funds (“Company”), during the period beginning July 1, 2014 through December 31, 2014, of the approval of an amendment to an existing investment subadvisory agreement and an investment sub-subadvisory agreement as well as the approval of an investment subadvisory agreement.

Vantagepoint High Yield Fund

Approval of an Amended Investment Subadvisory Agreement and an Investment Sub-Subadvisory Agreement

At a meeting held on September 26, 2014 (“September Meeting”), Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board, including a majority of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940 (“Independent Directors”), approved, an amendment to the initial subadvisory agreement between the Company, on behalf of the Vantagepoint High Yield Fund (“High Yield Fund”), VIA and Western Asset Management Company (“Western”), to permit Western to delegate certain subadvisory services relating to non-U.S. dollar denominated and foreign currency investments to its affiliate, Western Asset Management Company Limited (“Western Limited”), in regard to the U.S. high yield mandate Western employs for the High Yield Fund (the “Amended Subadvisory Agreement”).1 The Amended Subadvisory Agreement also provides that, in the event a disaster or similar emergency disrupts Western’s normal operations, Western’s responsibilities may temporarily be assumed by Western Limited in connection with Western’s business continuity management plan. In connection with the approval of the Amended Subadvisory Agreement, VIA recommended, and the Board of the Company, including a majority of the Independent Directors, also approved, a sub-subadvisory agreement between Western and Western Limited, with respect to the High Yield Fund, to permit Western Limited to provide such delegated subadvisory services to the High Yield Fund (the “Sub-Subadvisory Agreement”). Before approving the appointment of Western Limited as a sub-subadviser to the High Yield Fund and the Amended Subadvisory Agreement and Sub-Subadvisory Agreement, the Board considered the recommendations of, and supporting information provided by, VIA.

With respect to the Board’s consideration of the Amended Subadvisory Agreement and Sub-Subadvisory Agreement for the High Yield Fund, the Directors received written information in advance of the September Meeting from VIA, which included: (1) VIA’s rationale for recommending Western Limited for Board approval as a sub-subadviser of the High Yield Fund; (2) the nature, extent and quality of the services that Western Limited would provide to the High Yield Fund; (3) Western Limited’s experience, investment management business, personnel and operations; (4) Western Limited’s brokerage and trading policies and practices; (5) the level of fees to be charged to Western by Western Limited for the subadvisory services to be provided with regard to the High Yield Fund and a comparison of those fees to the: (a) standard fee schedule Western Limited charges for serving in a sub-subadvisory or subadvisory capacity with respect to accounts with an investment mandate that is similar to the investment mandate that Western employs for the High Yield Fund; (b) fee schedule Western Limited charges for serving in a sub-subadvisory or subadvisory capacity with respect to other investment company clients with a U.S. high yield mandate and a similar investment objective to that of the High Yield Fund; and (c) fees charged by: (i) a group of U.S. separate account investment managers utilizing a U.S. high yield fixed income investment mandate; and (ii) a group of U.S. separate account investment managers utilizing a global high yield fixed income investment mandate; (6) Western Limited’s compliance program; (7) performance information for Western, which included Western Limited’s management of

[1]	Amended Subadvisory Agreement also provides that, in the event a disaster or similar emergency disrupts Western’s normal operations, Western’s responsibilities may temporarily be assumed by Western Limited in connection with Western’s business continuity management plan.

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

non-U.S. dollar denominated and foreign currency investments (“Investment Performance Information”), and such performance compared to a relevant benchmark; and (8) Western Limited’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the Amended Subadvisory Agreement and Sub-Subadvisory Agreement, the Directors considered the information received in advance of the September Meeting, the presentations made by, and discussions held with, personnel of VIA, Western and Western Limited, and discussions with the Company’s Chief Compliance Officer (“CCO”), as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Sub-Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Western Limited under the Sub-Subadvisory Agreement, the Directors considered the specific investment process to be employed by Western Limited in managing the assets of the High Yield Fund that Western may allocate to it; the qualifications of Western Limited’s investment management personnel with regard to investing in non-U.S. dollar denominated and foreign currency investments; the Investment Performance Information provided by VIA as compared to a relevant benchmark; Western Limited’s infrastructure and whether it appeared to adequately support the services it is to provide with regard to the High Yield Fund; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by Western and Western Limited to the High Yield Fund. The Directors acknowledged that Western Limited has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve, along with Western, favorable results implementing the mandate that Western is to employ for the High Yield Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by Western Limited were appropriate for the High Yield Fund in light of its investment objective and strategies and, thus, supported a decision to approve the Sub-Subadvisory Agreement.

Investment Performance. The Directors reviewed the Investment Performance Information provided by VIA with respect to the mandate Western employs for the High Yield Fund, and considered this Investment Performance Information versus a relevant benchmark and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the Investment Performance Information supported a decision to approve the Sub-Subadvisory Agreement.

Sub-Subadvisory Fee, Expense Ratio Impact and Economies of Scale. In evaluating the proposed sub-subadvisory fee to be paid to Western Limited, the Directors considered that the fee to be paid to Western Limited under the Sub-Subadvisory Agreement is to be paid by Western and not by the High Yield Fund and there would be no change in the subadvisory fee Western charges the High Yield Fund. The Directors noted that the fee to be charged to Western by Western Limited under the Sub-Subadvisory Agreement is the same fee that Western charges to the High Yield Fund. The Directors also noted that, according to the information provided by VIA, Western and Western Limited do not currently manage any other accounts with an investment mandate directly comparable to the customized high yield mandate that Western employs on behalf of the High Yield Fund. The Directors, however, considered that, according to the information provided, Western Limited’s proposed fee schedule under the Sub-Subadvisory Agreement was lower than: (i) the standard fee schedule Western Limited charges for serving in a sub-subadvisory or subadvisory capacity with respect to accounts with an investment mandate that is similar to the investment mandate that Western employs for the High Yield Fund; and (ii) the fee schedule Western Limited charges for serving in a sub-subadvisory or subadvisory capacity with respect to other investment company clients with a U.S. high yield mandate and a similar investment objective to that of the High Yield Fund. Additionally, the nature of the subadvisory services Western Limited is to provide under the Sub-Subadvisory Agreement appeared to be comparable to those Western Limited provides to other registered investment company clients.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by: (i) a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets allocated to Western that employ a U.S. high yield fixed income mandate; and (ii) a group of U.S. separate account investment managers to accounts that employ a global high yield fixed income mandate with an

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

average dedicated allocation to non-U.S. dollar denominated assets similar to the maximum limit permitted by the High Yield Fund to be opportunistically allocated to such investments. According to the information provided, the proposed effective fee rate to be paid by Western to Western Limited under the Sub-Subadvisory Agreement would be below the median fee charged by such U.S. and global high yield fixed income managers and would rank in the first quartile of such managers.

The Directors further considered that, if Western Limited served as a sub-subadviser to the High Yield Fund, there would be no effect on the overall investment advisory fee and total expense ratio for the High Yield Fund as Western Limited’s sub-subadvisory fee is to be paid by Western.

The foregoing comparisons assisted the Directors in considering the Sub-Subadvisory Agreement by providing them with a basis for evaluating Western Limited’s fee schedule on a relative basis.

The Directors also reviewed the information provided by Western and Western Limited regarding the potential estimated profits to be realized from Western’s and Western Limited’s relationship with the High Yield Fund. In considering the extent to which economies of scale may be realized by Western Limited as the assets of the High Yield Fund that are allocated to it by Western grow, and whether the proposed sub-subadvisory fee level reflects these economies, the Directors considered that Western Limited’s fee is to be paid by Western. The Directors also considered that, although the fee schedules to the Amended Subadvisory Agreement and Sub-Subadvisory Agreement do not include breakpoints, Western and Western Limited stated that the fee charged to the High Yield Fund reflects potential and future economies of scale.

Other Considerations. The Directors considered VIA’s reasons for recommending the arrangement whereby Western Limited would serve in a sub-subadvisory capacity to the High Yield Fund with respect to certain non-U.S. dollar denominated and foreign currency investments in connection with the U.S. high yield mandate Western employs for the High Yield Fund. The Directors also considered VIA’s conclusion that the fee to be paid to Western, and the fee to be paid to Western Limited by Western, is appropriate given the nature and quality of the services to be provided to the High Yield Fund. The Directors concluded that VIA’s recommendations and conclusions supported approval of the Sub-Subadvisory Agreement.

In considering the potential “fall-out” or ancillary benefits that may accrue to Western Limited due to its relationship with the High Yield Fund, the Directors noted that Western Limited reported that it would derive no marginal ancillary benefits from its relationship with the High Yield Fund.

Conclusion. After evaluating the information described above and full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the approval of the Amended Subadvisory Agreement and the Sub-Subadvisory Agreement were in the best interests of the High Yield Fund and its shareholders, and approved the Amended Subadvisory Agreement with Western and the Sub-Subadvisory Agreement between Western and Western Limited.

Vantagepoint Inflation Focused Fund

Approval of an Additional Investment Subadvisory Agreement

At a meeting held on December 12, 2014 (“December Meeting”), VIA recommended, and the Board, including a majority of the Independent Directors, initially approved an additional investment subadvisory agreement (the “Additional Subadvisory Agreement”) between the Company, on behalf of the Vantagepoint Inflation Focused Fund (“Inflation Focused Fund”), VIA and AllianceBernstein L.P. (“AllianceBernstein”). At the December Meeting, VIA also recommended, and the Board of the Company approved: (i) changes to the Inflation Focused Fund’s principal investment strategies that would allow AllianceBernstein to manage the portion of the Fund’s assets allocated to it using a multi-sector inflation strategy2; and (ii) a reduction in the assets allocated to the Inflation Focused Fund’s existing subadvisers, BlackRock Financial Management, Inc. (“BlackRock”) and Pacific Investment Management

[2]	At the December Meeting, VIA also recommended and the Board approved a change to the investment objective of the Inflation Focused Fund, effective May 1, 2015. This change in investment objective was approved via written consent by the holders of a majority of the Inflation Focused Fund’s outstanding voting securities as of January 31, 2015.

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

Company, LLC (“PIMCO”). The changes described above will become effective on May 1, 2015 and may be collectively referred to below as the “New Subadviser Structure.” Before approving the New Subadviser Structure, including the Additional Subadvisory Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the Additional Subadvisory Agreement, the Directors received written information in advance of the December Meeting from VIA, which included: (1) VIA’s rationale for recommending the New Subadviser Structure; (2) the process by which VIA selected and recommended AllianceBernstein for Board approval as a subadviser of the Inflation Focused Fund; (3) the nature, extent and quality of the services that AllianceBernstein would provide to the Inflation Focused Fund; (4) AllianceBernstein’s experience, investment management business, personnel and operations; (5) AllianceBernstein’s brokerage and trading policies and practices; (6) the level of subadvisory fees to be charged to the Inflation Focused Fund by AllianceBernstein and a comparison of those fees to the: (a) fees charged by AllianceBernstein for managing other comparable accounts; and (b) fees charged by: (i) a group of U.S. separate account investment managers utilizing a U.S. TIPS/inflation fixed income investment mandate; and (ii) a group of U.S. separate account investment managers utilizing a U.S. core fixed income investment mandate; (7) AllianceBernstein’s compliance program; (8) performance information for AllianceBernstein and such performance compared to a relevant benchmark and peer group; (9) the Inflation Focused Fund’s expected total expense ratio compared to a group of mutual funds categorized by Morningstar as inflation-protected bond funds (“Inflation-Protected Peer Group”), taking into account: (a) the addition of AllianceBernstein as a subadviser; and (b) the proposed amount of the Inflation Focused Fund’s assets to be allocated to each of AllianceBernstein, BlackRock and PIMCO (“proposed target allocation levels”); and (10) AllianceBernstein’s financial condition.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the Additional Subadvisory Agreement, the Directors considered the information received in advance of, and at, the December Meeting, the presentations made by, and discussions held with, personnel of VIA and representatives of AllianceBernstein, and discussions with the CCO, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Additional Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by AllianceBernstein under the Additional Subadvisory Agreement, the Directors considered the specific investment process to be employed by AllianceBernstein in managing the assets of the Inflation Focused Fund to be allocated to it; the qualifications of AllianceBernstein’s investment management personnel with regard to implementing its mandate; the performance information provided for AllianceBernstein as compared to a relevant benchmark and peer group; AllianceBernstein’s infrastructure and whether it appeared to adequately support the mandate it is to implement for the Inflation Focused Fund; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by AllianceBernstein to the Inflation Focused Fund. The Directors acknowledged that AllianceBernstein has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing the mandate that it is to employ for the Inflation Focused Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by AllianceBernstein were appropriate in light of the mandate the subadviser is to employ on behalf of the Inflation Focused Fund and, thus, supported a decision to approve the Additional Subadvisory Agreement.

Investment Performance. The Directors reviewed the investment performance information provided by VIA for AllianceBernstein with respect to the mandate it is to employ for the Inflation Focused Fund, and considered this performance information versus a relevant benchmark and peer group (based on information provided by an independent third-party source) and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the performance information supported a decision to approve the Additional Subadvisory Agreement.

Subadvisory Fee, Expense Ratio Impact and Economies of Scale. In evaluating the proposed subadvisory fee, the Directors reviewed the subadvisory fee schedule for AllianceBernstein. The Directors considered comparisons of the subadvisory

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

fee to be charged by AllianceBernstein to the Inflation Focused Fund with AllianceBernstein’s fee schedule for managing other accounts with an investment mandate similar to the mandate it is to employ on behalf of the Inflation Focused Fund. The Directors also considered that, according to the information provided by VIA, AllianceBernstein’s proposed fee schedule for the Inflation Focused Fund reflected the lowest fee rate currently charged by AllianceBernstein to other accounts for which it provides advisory services utilizing a similar mandate, other than for one investment company client for which AllianceBernstein manages a significantly greater amount of assets. Additionally, the nature of the subadvisory services AllianceBernstein is to provide to the Inflation Focused Fund appeared to be comparable to those AllianceBernstein provides to its other subadviser relationships.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by: (i) a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets to be allocated initially to AllianceBernstein that employ a U.S. TIPS/inflation fixed income investment mandate; and (ii) a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets to be allocated initially to AllianceBernstein that employ a U.S. core fixed income investment mandate. According to the information provided, the proposed effective fee rate to be paid by the Inflation Focused Fund to AllianceBernstein at the proposed initial asset allocation level would be at the median fee charged by the U.S. TIPS/inflation fixed income managers and below the median fee charged by the U.S. core fixed income managers, and would rank in the first quartile of the latter group of managers.

The Directors also considered information provided by VIA showing that there would be a one basis point increase in the overall subadvisory fees and, therefore, a one basis point increase in the total expense ratio of the Inflation Focused Fund as a result of the New Subadviser Structure. Referring to the comparative Inflation-Protected Peer Group data provided by VIA in connection with the December Meeting, the Directors noted, however, that if AllianceBernstein served as a subadviser to the Inflation Focused Fund at the proposed subadvisory fee rate, along with the Inflation Focused Fund’s two other existing subadvisers at their current subadvisory fee rates, the expected total expense ratio for the Inflation Focused Fund would continue to be below the average and median expense ratio of the Inflation-Protected Peer Group at the proposed asset allocation levels.

The foregoing comparisons assisted the Directors in considering the Additional Subadvisory Agreement by providing them with a basis for evaluating AllianceBernstein’s fee schedule, including in light of the Inflation Focused Fund’s expected total expense ratio, on a relative basis.

The Directors also reviewed the information provided by AllianceBernstein regarding the estimated profits to be realized from AllianceBernstein’s relationship with the Inflation Focused Fund. In considering the extent to which economies of scale may be realized by AllianceBernstein as the assets of the Inflation Focused Fund to be managed by AllianceBernstein grow, and whether the proposed fee levels reflect these economies, the Directors noted that the proposed fee schedule under the Additional Subadvisory Agreement includes a breakpoint, whereby the Inflation Focused Fund and its shareholders will benefit from reduced subadvisory fee rates as the assets managed by AllianceBernstein increase. The Directors also considered that AllianceBernstein’s proposed subadvisory fee was the product of arms-length negotiations. The Directors further considered the appropriateness of the subadvisory fee structure in light of VIA’s assessment that the proposed subadvisory fee schedule reflects the lowest fee schedule available from AllianceBernstein for like accounts (accounts of similar size and mandate).

Other Considerations. The Directors considered VIA’s judgment that the New Subadviser Structure with the addition of a multi-sector inflation strategy, and the hiring of AllianceBernstein as a subadviser to implement the new multi-sector inflation strategy, would result in additional diversification and sources of active return and improve the Inflation Focused Fund’s risk/return profile.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend AllianceBernstein as a subadviser to the Inflation Focused Fund to implement the new multi-sector inflation strategy and also considered VIA’s conclusion that the proposed fee to be paid to AllianceBernstein is competitive and reasonable and appropriate given the nature and quality of the services to be provided by AllianceBernstein and the nature of the investment strategy AllianceBernstein is to employ on behalf of the Inflation Focused Fund. The Directors also considered VIA’s strategy to efficiently implement the transition of assets to AllianceBernstein. The Directors concluded that VIA’s recommendations and conclusions supported approval of the Additional Subadvisory Agreement.

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

In considering the potential “fall-out” or ancillary benefits that may accrue to AllianceBernstein due to its relationship with the Inflation Focused Fund, the Directors noted that AllianceBernstein reported that it would derive no marginal ancillary benefits from its relationship with the Inflation Focused Fund.

Conclusion. After evaluating the information described above and full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Additional Subadvisory Agreement was in the best interests of the Inflation Focused Fund and its shareholders, and approved the Additional Subadvisory Agreement with, and the fee to be paid to, AllianceBernstein.

H.	Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Company has received instructions to the contrary. If you need additional copies of this Annual Report, please contact the Company toll free at 800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact the Company in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 800-669-7400.

I.	Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the period ended June 30, 2014 are available without charge, upon request by calling 800-669-7400, online at www.icmarc.org, or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Standard & Poor’s and Dow Jones Marks and Indexes. The S&P 500 and the Dow Jones U.S. Select REIT Index (the “Indices”) are products of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use by The Vantagepoint Funds and Vantagepoint Investment Advisers, LLC respectively (the “Licensees”). S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and Dow Jones U.S. Select REIT Index™ is a trademark of S&P DJI and/or its affiliates. These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Licensees.

The Vantagepoint 500 Stock Index Fund and the Vantagepoint Diversifying Strategies Fund (the “Products”) are not sponsored, endorsed, sold or promoted by S&P DJI, SPFS, Dow Jones, or any of their respective affiliates or third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Licensees with respect to the Indices is the licensing of the Indices and the above-referenced trademarks of S&P Dow Jones Indices. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Licensees or the Products. S&P Dow Jones Indices has no obligation to take the needs of the Licensees or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

THE VANTAGEPOINT FUNDS

Additional Information — (Continued)

Russell Investments Marks and Indexes. Russell Investments is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investments (“Russell”).

1) The Vantagepoint Aggressive Opportunities Fund, Vantagepoint Broad Market Index Fund, Vantagepoint Equity Income Fund and Vantagepoint Mid/Small Company Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed these Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2) Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

3) Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES.

NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

MSCI Inc. (“MSCI”). The Vantagepoint Overseas Equity Index Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to the Fund or any index on which the Fund is based. The Fund’s registration statement contains a more detailed description of the limited relationship MSCI has with the Fund.

The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC and member FINRA/SIPC.

VANTAGEPOINT FUNDS
777 NORTH CAPITOL STREET, NE
WASHINGTON, DC 20002-4240
TOLL-FREE 800-669-7400
PARA ASISTENCIA EN ESPAÑOL LLAME AL 800-669-8216
WWW.ICMARC.ORG

ANR000-001-23410-201502-214

Item 2	(Code of Ethics):

Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Not applicable.

Sub-item 2d. Not applicable.

Sub-item 2e. Not applicable.

Sub-item 2f. Not applicable.

Item 3 (Audit Committee Financial Expert): Two members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Dorothy Hayes and Timothy O’Brien, both of whom are independent under the applicable rules.

Item 4	(Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $567,054 and $565,244 in 2014 and 2013, respectively.

Sub-item 4b (Audit Related Fees). Not applicable.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $123,588 and $78,877 in 2014 and 2013, respectively. These services covered preparation of the registrant’s income tax and excise tax returns, and also included related consulting and tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e (1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e (2). The registrant’s audit committee approved 100% of the services described in Sub-item 4c.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5	(Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6	(Investments):

Sub-item 6a. Not applicable; included under Item 1 above.

Sub-item 6b. Not applicable; the registrant did not divest itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7	(Disclosure of Proxy Voting Policies & Procedures for Closed-end Management Investment Companies): Not applicable to this registrant.

Item 8	(Portfolio Managers of Closed-End Management Investment Companies): Not applicable to this registrant.

Item 9	(Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers): Not applicable to this registrant.

Item 10	(Submission of Matters to a Vote of Security Holders): Not applicable.

Item 11	(Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12	(Exhibits):

Sub-item 12a(1). The code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 6, 2015

By:	/s/ Richard Whitty
Richard Whitty, Principal Financial Officer

Date:	March 6, 2015